UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Thornburg Summit Fund

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Low Duration Municipal Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
October 18, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class I shares increased 9 cents to $12.36 per share during the fiscal year ended September 30, 2019. The Class I shares of your Fund underperformed the index with a 2.22% total return for the fiscal year ended September 30, 2019, compared to the 3.12% total return for the ICE BofA Merrill Lynch 1-3 Year Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing maturity allocations and other risk factors. The impact of the Fund’s 0.81 years shorter duration detracted 0.036%. The Fund’s sector allocations contributed 0.055%, while other risk factors detracted 0.354%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
Since the last annual letter published in November 2018, the municipal market and its investors have experienced one of the great rallies in the market’s history, driven by the largest amount of inflows into municipal bond mutual funds on record. Mutual funds have experienced positive inflows every week of 2019, with the aggregate amounting to more than $70 billion. During that time, the 10-year Thomson Reuters Municipal Market Data (MMD) AAA Curve has fallen from a high of 2.80% in early November 2018 to an all-time low of 1.22% in late August 2019, only to settle around 1.45% at the time of this writing. The decrease in yields and the insatiable demand from retail mutual fund investors has led to appreciating bond prices that have accounted for a large portion of the returns the market inked over the last 12 months.
While the increase in the price of the investments has been great to watch, municipal investors find themselves in a tough situation. Does one sell the bonds at high prices? Is it best to pay a capital gain and look for reinvestment opportunities? Or does one hold the bonds? Collect a coupon and reinvest the proceeds knowing that the premium could evaporate if yields spike?
In many cases the answer is contingent on investor goals and risk tolerance. So instead of providing an answer, we would like to present an analysis of market risks that will allow investors to draw their own conclusions.
Municipal Bond Supply and Demand
Municipal investors tend to be overly sensitive to supply trends. The common refrain is that a big supply year is bearish for bond prices and vice versa. While that is generally true, it negates the other half of the equation. Demand, not supply, can be a large driver of total return, and that is exactly what the market has experienced throughout 2019. $70 billion has poured into the municipal market through the end of September 2019, the largest amount of annual inflows on record.
That $70 billion represents roughly 10% of all assets in municipal bond mutual funds. So technical demand, not fundamentals, has been the key driver of asset appreciation. That should be troubling. As investors, we like fundamentals to move asset prices. If you were to invest in Apple, and Apple sells more iPhones, and the firm’s stock appreciates, we would consider that being for the right reasons. When price is driven by factors other than fundamental value, the potential for a reversal tends to be high. Therefore, we would recommend caution when investing in a market where fundamental improvement isn’t the reason for price appreciation.
Municipal Bond Credit Risk
Credit spreads, much like triple-A bond insurers, have all but disappeared from the muni market. That is somewhat of an overstatement, but for some time now credit spreads, especially across the plain vanilla investment grade space, have become virtually commoditized. At the same time, while much has been said surrounding the covenant-lite status of recent corporate debt issuance, little has been said about the phenomenon in the municipal bond market. Credit security packages are getting weaker. Net revenue covenants, liquidity covenants, additional bonds tests and other protections granted to municipal investors are weakening. It is undeniable that municipal investors are taking on more and more credit risk for less and less yield.
State and Local Tax Deduction (SALT)
At least part of the increase in demand for municipal paper has been driven by the changes to the SALT deduction cap. The cap of $10,000 in state and local taxes that are deductible from federal taxes was part of the tax changes that were passed by the Trump administration at the end of 2017. It is estimated that over 10 million taxpayers were unable to write-off some $320 billion in state and local taxes, effectively increasing their tax liability despite a reduction in marginal personal income tax rates. The impact has been the most severe in states with high local and state taxes.
Faced with an ever-increasing tax bill, investors in these high-tax states have flocked to the municipal bond market. In no place is that truer than California. For many investors in the state, investments in the California municipal bond market no longer make economic sense. After adjusting yields for state and local taxes, many California investors would be better off investing in U.S. Treasuries due to the higher after-tax yield. Yet, money continues to flow into the California municipal bond market as investors make these non-economic decisions. Non-economic decision-making is not isolated to the California market, though. It’s evident in many high-tax states.
The Federal Reserve and Monetary Policy
As recently as December 2018, the Federal Reserve seemed bound and determined to push interest rates higher. It took only a few angry tweets and some stock market volatility in the fourth quarter of 2018 for the Fed to put its interest rate hikes

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
on pause, and only seven months for a complete reversal of course. Since the 25 basis point (bps) rate cut in July, the Fed cut again in September and the market is pricing in one more cut before year end.
While monetary policy has been the elixir of choice for a decade running, it has also created a host of problems for fixed income investors. By keeping yields low for the last decade, fixed income investors have been driven out the risk spectrum in search of their income goals. Many have taken on additional duration risk by buying longer-dated bonds, making them more susceptible to interest rate movements.
Other fixed income investors have taken on more credit risk, making them more susceptible to a slowing economy. Others have been forced out of the fixed income market and into the equity markets, which completely changes the risk profile of their investments. This is all being done at a time of all-time low yields and all-time low credit spreads. This situation is hardly sustainable.
The highlighted risks have led us to maintain our present course. The Fund remains higher in credit quality and cash with durations at lower levels. While the latter has impacted total returns as price appreciation has driven total return, the distribution yield, or tax-free monthly income, has held up nicely. Cash has been allowed to build given the flatness of the yield curve and the trade-off in investing in the variable rate demand note (VRDN) market. When opportunities arise, we have ample dry powder to take advantage of dislocations. Until those conditions are met, we are content to manage the Fund in a more conservative fashion commensurate with the risk profile of a municipal bond investor.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 12/30/13)
Without sales charge	2.02%	1.00%	0.68%	0.66%
With sales charge	0.46%	0.49%	0.37%	0.39%
Class I Shares (Incep: 12/30/13)	2.22%	1.20%	0.87%	0.85%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.21%
SEC Yield	0.85%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.06%; I shares, 0.64%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 0.86%, and the SEC yield would have been 0.50%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-3 Year Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Annual Report

Fund Summary
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).
This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	159
Effective Duration	0.9 Yrs
Average Maturity	1.5 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
22%	32%	20%	16%	6%	5%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Low Duration Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 95.3%
	Alabama — 0.8%
[a]	City of Mobile Industrial Development Board (Alabama Power Company Barry Plant), 1.85% due 6/1/2034 (put 3/24/2020)	$1,000,000	$ 1,001,090
	Southeast Alabama Gas Supply District, Series A, 4.00% due 6/1/2020	1,000,000	1,015,840
	Alaska — 2.3%
	Alaska Industrial Development & Export Authority, Series A, 5.25% due 4/1/2024 (pre-refunded 4/1/2020) (put 10/1/2019)	3,780,000	3,851,480
	City of Valdez (BP Pipelines (Alaska), Inc. Project), Series B, 5.00% due 1/1/2021	1,725,000	1,799,503
	Arizona — 1.6%
[b]	Arizona (Banner Health Obligated Group; LOC Bank of America, N.A.) HFA, Series C, 1.77% due 1/1/2046 (put 10/1/2019)	800,000	800,000
[c]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 1.96% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	2,000,000	2,003,660
[d]	Mesa Utility System Revenue, 4.00% due 7/1/2020	915,000	933,639
	California — 2.5%
[c]	California Infrastructure and Economic Development Bank (California Academy of Sciences), Series D, 1.806% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	2,000,000	2,000,060
[c]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.088% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,002,730
[a,e]	California Municipal Finance Authority, Series A, 2.00% due 2/1/2039 (put 2/3/2020)	2,000,000	2,003,320
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2020	565,000	577,633
	State of California GO, 2.00% due 12/1/2019	500,000	500,715
	Colorado — 5.4%
	City & County of Denver (SPA JPMorgan Chase Bank, N.A.),
[b]	Series A1, 1.75% due 12/1/2029 (put 10/1/2019)	4,370,000	4,370,000
[b]	Series A3, 1.75% due 12/1/2031 (put 10/1/2019)	3,070,000	3,070,000
	City of Aurora (Sports Park and E-911 Projects) COP, 5.00% due 12/1/2019	365,000	367,227
	Colorado (Catholic Health Initiatives) HFA ETM, Series A, 5.00% due 2/1/2020	2,885,000	2,919,245
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2020 - 12/1/2023	2,000,000	2,212,191
	Connecticut — 1.5%
	State of Connecticut GO,
	Series C, 5.00% due 6/15/2022	1,715,000	1,877,685
	Series F, 5.00% due 9/15/2023	1,000,000	1,134,970
	State of Connecticut Special Tax Revenue, Series B, 5.00% due 10/1/2021	525,000	561,346
	Florida — 5.5%
	City of Jacksonville, Series C, 5.00% due 10/1/2019 - 10/1/2020	1,500,000	1,536,440
	City of Orlando (Insured: AGM), Series A, 4.00% due 11/1/2021	900,000	947,664
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 4.00% due 11/1/2020	850,000	872,865
[a,f]	Escambia County (International Paper Co.) 2.00% due 11/1/2033 (put 10/1/2024)	775,000	776,038
[b]	Manatee County (Florida Power & Light Co.), 1.78% due 9/1/2024 (put 10/1/2019)	4,300,000	4,300,000
[b]	Miami-Dade County (Florida Power & Light Co.) IDA, 1.78% due 6/1/2021 (put 10/1/2019)	4,800,000	4,800,000
	Georgia — 3.4%
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2019 - 12/1/2021	1,000,000	1,048,332
	Main Street Natural Gas, Inc, Series A, 5.00% due 5/15/2022	1,000,000	1,082,050
[a]	Monroe County Development Authority (Gulf Power Co.), 2.00% due 9/1/2037 (put 6/25/2020)	3,000,000	3,008,220
[c]	Private Colleges & Universities Authority (Emory University), Series B, 2.00% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	3,000,000	3,005,910
	Guam — 0.5%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2019 - 10/1/2020	1,200,000	1,210,143
	Hawaii — 0.4%
[c]	City and County of Honolulu (Rail Transit Project) GO, 1.90% (MUNIPSA + 0.32%) due 9/1/2028 (put 9/1/2020)	1,000,000	1,000,080
	Illinois — 7.8%
	Chicago Park District (Capital Improvement Plan) GO, Series D, 5.00% due 1/1/2020	500,000	504,175
	Chicago Park District GO, Series B, 5.00% due 1/1/2022	400,000	427,248
	City of Chicago (Water System),
	5.00% due 11/1/2020	600,000	621,762
	Series 2017-2, 5.00% due 11/1/2019 - 11/1/2022	2,200,000	2,263,664
	Series A, 5.00% due 11/1/2019	3,250,000	3,258,807
	City of Chicago ETM, 5.00% due 1/1/2020	600,000	605,400
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	547,035
	Cook County School District No. 170 Chicago Heights (Insured: AGM) GO, Series D, 5.00% due 12/1/2022	1,500,000	1,628,955
	County of Cook (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2019	615,000	617,552
	County of Cook GO, Series C, 4.25% due 11/15/2019	200,000	200,652
	Du Page County High School District No. 88 (Addison Trail and Willowbrook High Schools GO, 3.00% due 1/15/2020	1,245,000	1,250,752
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
[a]	Illinois Finance Authority (Peoples Gas Light & Coke Co.), Series B, 1.875% due 2/1/2033 (put 8/1/2020)	$3,600,000	$ 3,604,248
	State of Illinois (Build Illinois Program), 5.00% due 6/15/2020	535,000	546,283
	State of Illinois (State Facilities Improvements) GO,
	5.00% due 7/1/2021 - 3/1/2022	1,575,000	1,660,116
	Series A, 5.00% due 10/1/2022	1,000,000	1,078,350
	Indiana — 3.9%
[b]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank Plc), 1.77% due 11/1/2037 (put 10/1/2019)	4,700,000	4,700,000
[c]	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group), Series L, 2.13% (MUNIPSA + 0.55%) due 12/1/2046 (put 7/2/2021)	4,800,000	4,801,296
	Kentucky — 1.6%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2019 - 11/1/2021	2,600,000	2,718,522
[a]	Louisville/Jefferson County Metropolitan Government (Louisville Gas & Electric Co.), 1.85% due 10/1/2033 (put 4/1/2021)	1,200,000	1,207,260
	Louisiana — 2.8%
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2021	600,000	624,090
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	1,925,000	2,028,988
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	977,519
	State of Louisiana GO, Series C, 5.00% due 8/1/2021	2,960,000	3,154,650
	Maryland — 0.3%
	Washington County (Diakon Lutheran Social Ministries Obligated Group), Series B, 5.00% due 1/1/2020 - 1/1/2023	770,000	820,455
	Massachusetts — 1.3%
[a]	Commonwealth of Massachusetts GO, Series D-1, 1.05% due 8/1/2043 (put 7/1/2020)	2,000,000	1,993,920
	Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group) 3.00% due 7/1/2020	1,000,000	1,011,840
	Michigan — 3.4%
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2021 - 7/1/2022	500,000	537,971
	Detroit Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue; Insured: AGM), Series A, 5.25% due 7/1/2020	2,800,000	2,879,800
	Livonia Public Schools School District (Insured: BAM) GO, 5.00% due 5/1/2021 - 5/1/2022	985,000	1,054,882
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	2,000,000	2,166,880
	Northern Michigan University, Series A, 5.00% due 12/1/2019 - 12/1/2021	1,535,000	1,592,720
	Minnesota — 1.9%
[b]	City of Minneapolis/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.), Series B-2, 1.77% due 11/15/2035 (put 10/1/2019)	2,400,000	2,400,000
[c]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), 2.13% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	2,150,000	2,148,796
	Mississippi — 0.5%
	Mississippi Development Bank (Jackson Public School District), 4.00% due 10/1/2019	750,000	750,000
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2022	375,000	413,550
	Montana — 0.3%
	Montana Facility Finance Authority (Sisters of Charity of Leavenworth Health System, Inc.) Series B, 5.00% due 1/1/2021	800,000	807,304
	Nebraska — 0.9%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	2,000,000	2,236,520
	Nevada — 1.0%
	Clark County Department of Aviation, Series A, 5.00% due 7/1/2021	2,000,000	2,127,380
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2021	250,000	265,088
	New Hampshire — 2.0%
[b]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B-1, 1.77% due 7/1/2033 (put 10/1/2019)	4,700,000	4,700,000
	New Jersey — 3.0%
	City of Trenton (Various Capital Improvements; Insured: AGM) (State Aid Withholding) GO, 5.00% due 7/15/2020	500,000	513,735
	Hudson County Improvement Authority GO, Series B-1, 3.00% due 5/22/2020	1,350,000	1,363,999
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series K, 5.50% due 12/15/2019	200,000	201,542
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), 5.00% due 6/15/2020	500,000	511,965
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: Natl-Re), Series B, 5.50% due 12/15/2020	2,000,000	2,091,020
	Passaic Valley Sewer Commissioners (Sewer System) GO, Series G, 5.75% due 12/1/2021	500,000	543,855
	Tobacco Settlement Financing Corp., Series A, 5.00% due 6/1/2021	1,790,000	1,891,511
	New Mexico — 2.7%
[a]	City of Farmington (Southern California Edison Co.-Four Corners Project), 2.125% due 6/1/2040 (put 6/1/2022)	2,500,000	2,521,700
[b]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series D, 1.77% due 8/1/2034 (put 10/1/2019)	2,175,000	2,175,000
	New Mexico Municipal Energy Acquisition Authority, Series A, 4.00% due 11/1/2021 - 11/1/2022	1,750,000	1,860,597
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	New York — 10.0%
[b]	City of New York (SPA Barclays Bank plc) GO, Series B-4, 1.77% due 10/1/2046 (put 10/1/2019)	$ 500,000	$ 500,000
[b]	City of New York, (SPA JPMorgan Chase Bank, N.A.) GO, Series 1, 1.75% due 3/1/2040 (put 10/1/2019)	2,000,000	2,000,000
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1, 5.00% due 9/1/2020	2,350,000	2,425,012
	Metropolitan Transportation Authority,
	Series A, 4.00% due 2/3/2020	1,000,000	1,008,700
	Series D-1, 5.00% due 9/1/2022	3,000,000	3,285,600
	New York City Housing Development Corp., 2.00% due 11/1/2020	2,500,000	2,500,550
[b]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA JPMorgan Chase Bank, N.A.), Series 1, 1.75% due 11/1/2022 (put 10/1/2019)	4,600,000	4,600,000
[b]	New York City Water & Sewer System, (SPA JPMorgan Chase Bank, N.A.), 1.75% due 6/15/2050 (put 10/1/2019)	1,505,000	1,505,000
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs; Insured: State Intercept), Series A, 5.00% due 7/1/2020	1,175,000	1,207,559
[b]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Lands Bank Hessen-Thrgn) 1.76% due 11/1/2046 (put 10/1/2019)	400,000	400,000
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2021	1,000,000	1,057,880
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	3,150,000	3,165,511
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	425,000	479,498
	North Carolina — 0.4%
	North Carolina Turnpike Authority,
	4.00% due 1/1/2020	400,000	402,308
	5.00% due 1/1/2021 - 1/1/2022	415,000	439,100
	North Dakota — 1.6%
	County of McKenzie, 5.00% due 8/1/2022	2,000,000	2,190,320
	Ward County (Insured: AGM), 3.00% due 4/1/2021	1,680,000	1,691,357
	Ohio — 2.5%
	City of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	500,000	536,145
[a]	County of Franklin (Trinity Health Corp. Obligated Group), 1.35% due 12/1/2046 (put 11/1/2019)	2,000,000	1,999,700
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2022 - 2/15/2023	3,130,000	3,437,383
	Pennsylvania — 1.6%
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 10/1/2020	500,000	518,270
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2021	1,000,000	1,061,070
	East Penn School District (State Aid Withholding) GO, 2.00% due 9/15/2020	555,000	555,283
	Luzerne County Industrial Development Authority (Insured: AGM) GO, 5.00% due 12/15/2019 - 12/15/2020	1,000,000	1,020,655
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2020 - 5/1/2022	745,000	788,121
	Rhode Island — 0.7%
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2019	1,575,000	1,575,000
	South Carolina — 1.0%
[c]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 1.807% (LIBOR 1 Month + 0.37%) due 1/1/2035 (put 1/1/2022)	2,500,000	2,502,250
	Tennessee — 0.6%
	Tennessee Energy Acquisition Corp. (The Gas Project), Series C, 5.00% due 2/1/2023	1,310,000	1,439,323
	Texas — 17.6%
	City of Brownsville (Water, Wastewater & Electric Utilities Systems), 5.00% due 9/1/2020	1,000,000	1,032,750
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2021	1,000,000	1,050,750
[c]	City of Houston (Combined Utility System), Series C, 1.792% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	3,200,000	3,200,160
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2022	1,000,000	1,098,520
	City of San Antonio (Electric and Gas Systems),
[a]	Series A, 2.25% due 2/1/2033 (put 12/1/2019)	1,000,000	1,001,290
[a]	Series C, 3.00% due 12/1/2045 (put 12/1/2019)	265,000	265,665
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,000,000	1,057,520
	County of La Salle (Insured: AGM) GO, 5.00% due 3/1/2020 - 3/1/2021	1,900,000	1,962,387
[a]	Cypress-Fairbanks Independent School District (Insured: PSF-GTD), Series B, 1.25% due 2/15/2036 (put 8/15/2022)	4,425,000	4,396,459
[a]	Dallas Independent School District (School District Buildings Renovations; Insured: PSF-GTD) GO, Series B-4, 5.00% due 2/15/2036 (put 2/15/2020)	325,000	329,144
[c,e]	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series B-REM, 1.955% (MUNIPSA + 0.38%) due 6/1/2032 (put 4/1/2021)	4,825,000	4,823,166
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center Central Heating & Cooling Service Corp.), 5.00% due 11/15/2020	1,145,000	1,189,953
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center; LOC JPMorgan Chase Bank, N.A.),
[b]	Series A, 1.77% due 9/1/2031 (put 10/1/2019)	1,350,000	1,350,000
[b]	Series B-1, 1.77% due 9/1/2031 (put 10/1/2019)	2,315,000	2,315,000
	Houston Airport System Revenue, Series B, 5.00% due 7/1/2022 - 7/1/2023	780,000	862,035
[a]	Houston Independent School District (Insured: PSF-GTD) GO, Series B-REM, 2.40% due 6/1/2036 (put 6/1/2021)	3,275,000	3,323,241
	North Texas Tollway Authority, Series A, 5.00% due 1/1/2022	1,000,000	1,081,700
	Red River Authority (Insured: Natl-Re), 4.45% due 6/1/2020	2,650,000	2,697,488
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	$ 510,000	$ 544,078
	State of Texas (Trans), 4.00% due 8/27/2020	4,000,000	4,095,760
[b]	Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group; LOC TD Bank, N.A.), 1.77% due 11/15/2050 (put 10/1/2019)	4,800,000	4,800,000
	Utah — 1.0%
[b]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series A, 1.75% due 5/15/2037 (put 10/1/2019)	2,400,000	2,400,000
	West Virginia — 1.0%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	1,032,910
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.), Series A, 2.625% due 12/1/2042 (put 6/1/2022)	1,425,000	1,465,413
	Total Investments — 95.3% (Cost $228,436,868)		$229,866,414
	Other Assets Less Liabilities — 4.7%		11,375,359
	Net Assets — 100.0%		$241,241,773

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2019.
b	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
c	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
d	Segregated as collateral for a when-issued security.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $6,826,486, representing 2.83% of the Fund’s net assets.
f	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Low Duration Municipal Fund  |  September 30, 2019
ASSETS
Investments at value (cost $228,436,868) (Note 3)	$ 229,866,414
Cash	39,495
Receivable for investments sold	10,154,838
Interest receivable	2,011,023
Prepaid expenses and other assets	134,925
Total Assets	242,206,695
Liabilities
Payable for investments purchased	775,000
Payable for fund shares redeemed	38,214
Payable to investment advisor and other affiliates (Note 4)	56,857
Accounts payable and accrued expenses	84,990
Dividends payable	9,861
Total Liabilities	964,922
Net Assets	$ 241,241,773
NET ASSETS CONSIST OF
Distributable earnings	$ 1,208,081
Net capital paid in on shares of beneficial interest	240,033,692
$ 241,241,773
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($16,898,465 applicable to 1,366,876 shares of beneficial interest outstanding - Note 5)	$ 12.36
Maximum sales charge, 1.50% of offering price	0.19
Maximum offering price per share	$ 12.55
Class I Shares:
Net asset value, offering and redemption price per share ($224,343,308 applicable to 18,152,714 shares of beneficial interest outstanding - Note 5)	$ 12.36
See notes to financial statements.
12   |  Annual Report

Statement of Operations
Thornburg Low Duration Municipal Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Interest income (net of premium amortized of $2,908,970)	$ 4,364,265
EXPENSES
Investment advisory fees (Note 4)	885,421
Administration fees (Note 4)
Class A Shares	18,237
Class I Shares	176,209
Distribution and service fees (Note 4)
Class A Shares	41,555
Transfer agent fees
Class A Shares	34,276
Class I Shares	171,306
Registration and filing fees
Class A Shares	18,097
Class I Shares	32,696
Custodian fees	36,987
Professional fees	45,196
Trustee and officer fees (Note 4)	9,317
Other expenses	26,367
Total Expenses	1,495,664
Less:
Expenses reimbursed by investment advisor (Note 4)	(347,334)
Net Expenses	1,148,330
Net Investment Income	$ 3,215,935
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(169,603)
Net change in unrealized appreciation (depreciation) on investments	1,829,461
Net Realized and Unrealized Gain	1,659,858
Net Increase in Net Assets Resulting from Operations	$ 4,875,793
See notes to financial statements.
Annual Report  |  13

Statements of Changes in Net Assets
Thornburg Low Duration Municipal Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 3,215,935	$ 1,224,067
Net realized gain (loss) on investments	(169,603)	(10,655)
Net change in unrealized appreciation (depreciation) on investments	1,829,461	(744,589)
Net Increase in Net Assets Resulting from Operations	4,875,793	468,823
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(262,793)	(166,761)
Class I Shares	(2,953,142)	(1,057,306)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(2,770,805)	3,245,973
Class I Shares	60,596,807	109,088,169
Net Increase in Net Assets	59,485,860	111,578,898
NET ASSETS
Beginning of Year	181,755,913	70,177,015
End of Year	$ 241,241,773	$ 181,755,913
See notes to financial statements.
14   |  Annual Report

Notes to Financial Statements
Thornburg Low Duration Municipal Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, consistent with preservation of capital.
The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019
indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 228,436,869
Gross unrealized appreciation on a tax basis	1,497,420
Gross unrealized depreciation on a tax basis	(67,875)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 1,429,545
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $169,603. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $51,861 (of which $9,613 are short-term and $42,248 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2019, the Fund had $9,861 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2019 and September 30, 2018 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Tax exempt income	$ 3,204,635	$ 1,219,984
Ordinary income	11,300	4,083
Total	$ 3,215,935	$ 1,224,067
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019
require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 229,866,414	$ —	$ 229,866,414	$ —
Total Investments in Securities	$ 229,866,414	$ —	$ 229,866,414	$ —
Total Assets	$ 229,866,414	$ —	$ 229,866,414	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the year ended September 30, 2019 was 0.40% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned no net commissions from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .20 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
Total fees incurred for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 0.70%; Class I shares, 0.50%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019
Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees of $60,879 for Class A shares and $286,455 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 31.34%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had transactions with affiliated funds of $34,636,088 in purchases and $11,275,000 in sales generating no realized gains or losses.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	985,212	$ 12,093,230	1,063,545	$ 13,097,781
Shares issued to shareholders in reinvestment of dividends	21,204	261,359	12,892	158,574
Shares repurchased	(1,228,414)	(15,125,394)	(813,563)	(10,010,382)
Net increase (decrease)	(221,998)	$ (2,770,805)	262,874	$ 3,245,973
Class I Shares
Shares sold	8,234,527	$ 101,374,617	10,776,875	$ 132,406,952
Shares issued to shareholders in reinvestment of dividends	230,292	2,839,589	82,245	1,011,086
Shares repurchased	(3,539,014)	(43,617,399)	(1,977,745)	(24,329,869)
Net increase	4,925,805	$ 60,596,807	8,881,375	$ 109,088,169
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $113,845,977 and $48,413,836, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019
contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
20   |  Annual Report

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Annual Report  |  21

Financial Highlights
Thornburg Low Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	(0.16)	$ 12.36
2018	$ 12.38	0.11	(0.11)	— (c)	(0.11)	—	(0.11)	$ 12.27
2017	$ 12.34	0.08	0.04	0.12	(0.08)	—	(0.08)	$ 12.38
2016	$ 12.35	0.03	(0.01)	0.02	(0.03)	—	(0.03)	$ 12.34
2015	$ 12.34	0.02	0.01	0.03	(0.02)	—	(0.02)	$ 12.35
CLASS I SHARES
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	(0.18)	$ 12.36
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	(0.14)	$ 12.27
2017	$ 12.34	0.10	0.03	0.13	(0.10)	—	(0.10)	$ 12.37
2016	$ 12.35	0.05	(0.01)	0.04	(0.05)	—	(0.05)	$ 12.34
2015	$ 12.34	0.04	0.01	0.05	(0.04)	—	(0.04)	$ 12.35

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Low Duration Municipal Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

1.26	0.70	0.99	2.02	33.60	$ 16,899
0.92	0.70	1.06	0.02	35.36	$ 19,497
0.72	0.67	1.16	0.98	42.94	$ 16,412
0.24	0.70	2.19	0.15	21.17	$ 4,241
0.15	0.67	2.85	0.22	15.75	$ 3,273

1.47	0.50	0.64	2.22	33.60	$ 224,343
1.12	0.50	0.64	0.30	35.36	$ 162,259
0.85	0.49	0.67	1.09	42.94	$ 53,765
0.43	0.50	0.72	0.36	21.17	$ 38,572
0.32	0.50	0.82	0.40	15.75	$ 41,755
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Low Duration Municipal Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Low Duration Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Low Duration Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,008.03	$3.52
Hypothetical*	$1,000.00	$1,021.56	$3.55
CLASS I SHARES
Actual	$1,000.00	$1,009.87	$2.52
Hypothetical*	$1,000.00	$1,022.56	$2.54

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Fund of $3,204,635 (or the maximum allowed) are tax exempt dividends and $11,300 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Municipal Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s
Annual Report  |  29

Other Information, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent five calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for the Fund’s two share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median charged to funds in the applicable Morningstar category and
30  |  Annual Report

Other Information, Continued
Thornburg Low Duration Municipal Fund  |  September 30, 2019 (Unaudited)
comparable to the average levels of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was comparable to the median level for the two peer groups, and that the total expense levels of the Fund’s two share classes were comparable to the median levels of their respective peer groups after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3172

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Limited Term Municipal Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
October 18, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class I shares increased 36 cents to $14.46 per share during the fiscal year ended September 30, 2019. The Class I shares of your Fund underperformed the index with a 4.67% total return for the fiscal year ended September 30, 2019, compared to the 6.05% total return for the ICE BofA Merrill Lynch 1-10 Year Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing maturity allocations and other risk factors. The impact of the Fund’s 0.82 years shorter duration detracted 0.784%. The Fund’s maturity allocations detracted 0.022%, while other risk factors detracted 0.092%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
Since the last annual letter published in November 2018, the municipal market and its investors have experienced one of the great rallies in the market’s history, driven by the largest amount of inflows into municipal bond mutual funds on record. Mutual funds have experienced positive inflows every week of 2019, with the aggregate amounting to more than $70 billion. During that time, the 10-year Thomson Reuters Municipal Market Data (MMD) AAA Curve has fallen from a high of 2.80% in early November 2018 to an all-time low of 1.22% in late August 2019, only to settle around 1.45% at the time of this writing. The decrease in yields and the insatiable demand from retail mutual fund investors has led to appreciating bond prices that have accounted for a large portion of the returns the market inked over the last 12 months.
While the increase in the price of the investments has been great to watch, municipal investors find themselves in a tough situation. Does one sell the bonds at high prices? Is it best to pay a capital gain and look for reinvestment opportunities? Or does one hold the bonds? Collect a coupon and reinvest the proceeds knowing that the premium could evaporate if yields spike?
In many cases the answer is contingent on investor goals and risk tolerance. So instead of providing an answer, we would like to present an analysis of market risks that will allow investors to draw their own conclusions.
Municipal Bond Supply and Demand
Municipal investors tend to be overly sensitive to supply trends. The common refrain is that a big supply year is bearish for bond prices and vice versa. While that is generally true, it negates the other half of the equation. Demand, not supply, can be a large driver of total return, and that is exactly what the market has experienced throughout 2019. $70 billion has poured into the municipal market through the end of September 2019, the largest amount of annual inflows on record.
That $70 billion represents roughly 10% of all assets in municipal bond mutual funds. So technical demand, not fundamentals, has been the key driver of asset appreciation. That should be troubling. As investors, we like fundamentals to move asset prices. If you were to invest in Apple, and Apple sells more iPhones, and the firm’s stock appreciates, we would consider that being for the right reasons. When price is driven by factors other than fundamental value, the potential for a reversal tends to be high. Therefore, we would recommend caution when investing in a market where fundamental improvement isn’t the reason for price appreciation.
Municipal Bond Credit Risk
Credit spreads, much like triple-A bond insurers, have all but disappeared from the muni market. That is somewhat of an overstatement, but for some time now credit spreads, especially across the plain vanilla investment grade space, have become virtually commoditized. At the same time, while much has been said surrounding the covenant-lite status of recent corporate debt issuance, little has been said about the phenomenon in the municipal bond market. Credit security packages are getting weaker. Net revenue covenants, liquidity covenants, additional bonds tests and other protections granted to municipal investors are weakening. It is undeniable that municipal investors are taking on more and more credit risk for less and less yield.
State and Local Tax Deduction (SALT)
At least part of the increase in demand for municipal paper has been driven by the changes to the SALT deduction cap. The cap of $10,000 in state and local taxes that are deductible from federal taxes was part of the tax changes that were passed by the Trump administration at the end of 2017. It is estimated that over 10 million taxpayers were unable to write-off some $320 billion in state and local taxes, effectively increasing their tax liability despite a reduction in marginal personal income tax rates. The impact has been the most severe in states with high local and state taxes.
Faced with an ever-increasing tax bill, investors in these high-tax states have flocked to the municipal bond market. In no place is that truer than California. For many investors in the state, investments in the California municipal bond market no longer make economic sense. After adjusting yields for state and local taxes, many California investors would be better off investing in U.S. Treasuries due to the higher after-tax yield. Yet, money continues to flow into the California municipal bond market as investors make these non-economic decisions. Non-economic decision-making is not isolated to the California market, though. It’s evident in many high-tax states.
The Federal Reserve and Monetary Policy
As recently as December 2018, the Federal Reserve seemed bound and determined to push interest rates higher. It took only a few angry tweets and some stock market volatility in the fourth quarter of 2018 for the Fed to put its interest rate hikes

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
on pause, and only seven months for a complete reversal of course. Since the 25 basis point (bps) rate cut in July, the Fed cut again in September and the market is pricing in one more cut before year end.
While monetary policy has been the elixir of choice for a decade running, it has also created a host of problems for fixed income investors. By keeping yields low for the last decade, fixed income investors have been driven out the risk spectrum in search of their income goals. Many have taken on additional duration risk by buying longer-dated bonds, making them more susceptible to interest rate movements.
Other fixed income investors have taken on more credit risk, making them more susceptible to a slowing economy. Others have been forced out of the fixed income market and into the equity markets, which completely changes the risk profile of their investments. This is all being done at a time of all-time low yields and all-time low credit spreads. This situation is hardly sustainable.
The highlighted risks have led us to maintain our present course. The Fund remains higher in credit quality and cash with durations at lower levels. While the latter has impacted total returns as price appreciation has driven total return, the distribution yield, or tax-free monthly income, has held up nicely. Cash has been allowed to build given the flatness of the yield curve and the trade-off in investing in the variable rate demand note (VRDN) market. When opportunities arise, we have ample dry powder to take advantage of dislocations. Until those conditions are met, we are content to manage the Fund in a more conservative fashion commensurate with the risk profile of a municipal bond investor.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 9/28/84)
Without sales charge	4.41%	1.32%	1.48%	2.26%	4.67%
With sales charge	2.88%	0.81%	1.18%	2.11%	4.62%
Class C Shares (Incep: 9/1/94)
Without sales charge	4.16%	1.05%	1.24%	2.00%	3.15%
With sales charge	3.66%	1.05%	1.24%	2.00%	3.15%
Class I Shares (Incep: 7/5/96)	4.67%	1.57%	1.78%	2.58%	3.72%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.77%
SEC Yield	0.84%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%, Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.71%; C shares, 0.95%; I shares, 0.43%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-10 Year Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Annual Report

Fund Summary
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).
The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,644
Effective Duration	2.8 Yrs
Average Maturity	3.4 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
8%	16%	14%	15%	10%	12%	10%	6%	5%	3%	3%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 99.2%
	Alabama — 0.7%
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2020 - 6/1/2022	$ 16,025,000	$ 17,026,347
	Series B, 5.00% due 6/1/2023	735,000	831,454
	Alabama State Board of Education (Calhoun Community College), 4.00% due 5/1/2020 - 5/1/2022	3,230,000	3,361,101
	East Alabama Health Care Authority GO, Series A, 5.00% due 9/1/2021 - 9/1/2022	2,045,000	2,181,580
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2029	3,625,000	4,499,060
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,868,581
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,810,536
	Alaska — 0.4%
	Alaska Energy Authority (Bradley Lake Hydroelectric Project; Insured: AGM), 6.00% due 7/1/2020	1,790,000	1,850,950
	City of Valdez (BP Pipelines (Alaska), Inc. Project),
	Series B, 5.00% due 1/1/2021	6,485,000	6,765,087
	Series C, 5.00% due 1/1/2021	12,000,000	12,518,280
	Arizona — 2.1%
[a]	Arizona (Banner Health Obligated Group; LOC Bank of America, N.A.) HFA, Series C, 1.77% due 1/1/2046 (put 10/1/2019)	17,985,000	17,985,000
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,100,000	3,529,822
	Arizona Board of Regents (Arizona State University) COP,
	Series A, 5.00% due 9/1/2020 - 9/1/2023	17,150,000	18,773,063
	Series C, 5.00% due 6/1/2022	6,080,000	6,662,038
	Arizona Board of Regents (Northern Arizona University Projects) COP, 5.00% due 9/1/2020 - 9/1/2023	6,825,000	7,429,035
	Arizona Board of Regents (University of Arizona) COP, 5.00% due 6/1/2022 - 6/1/2028	1,690,000	1,991,396
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2020 - 8/1/2024	1,925,000	2,148,602
	Arizona Transportation Board, Series A, 5.00% due 7/1/2021 - 7/1/2022	12,465,000	13,266,683
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	10,025,709
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,348,073
[b]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 1.96% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	8,000,000	8,014,640
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities),
	Series A,
	3.00% due 7/1/2021 - 7/1/2022	2,525,000	2,622,705
	5.00% due 7/1/2020 - 7/1/2022	1,400,000	1,489,953
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, Series A, 5.00% due 12/1/2019 - 12/1/2022	4,760,000	5,042,812
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2021 - 8/1/2025	5,075,000	5,762,941
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,505,350
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2026 - 1/1/2028	7,000,000	8,768,580
	State of Arizona Department of Administration (State Lottery; Insured: AGM), Series A, 5.00% due 7/1/2020	8,705,000	8,941,602
	Arkansas — 0.0%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities), 3.00% due 11/1/2023	615,000	654,046
	City of Fort Smith (Water and Sewer System Construction; Insured: AGM), 4.00% due 10/1/2019	1,670,000	1,670,000
	California — 5.2%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2021 - 12/1/2023	6,200,000	7,030,208
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,250,000	3,105,180
	Brentwood Infrastructure Financing Authority (Redevelopment Agency of the City of Brentwood; Insured: AGM), 5.25% due 11/1/2019	725,000	727,393
	Cabrillo (Educational Facilities; Insured: AMBAC) USD GO, Series A, Zero Coupon due 8/1/2021	1,000,000	973,700
	California (Community Developmental Disabilities Program; Insured: California Mtg Insurance) HFFA, 5.75% due 2/1/2020 - 2/1/2021	3,670,000	3,800,946
	California (Dignity Health) HFFA,
	Series A,
	5.00% due 3/1/2020 - 3/1/2021	7,850,000	8,082,485
	5.25% due 3/1/2022	7,020,000	7,405,047
[c,d]	California (Providence St. Joseph Health Obligated Group) HFFA, 5.00% due 10/1/2039 (put 10/1/2027)	4,670,000	5,908,531
[c]	California (St. Joseph Health System) HFFA, Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,184,500
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2021	4,870,000	5,146,762
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.088% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	5,000,000	5,013,650
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2020 - 4/1/2021	2,475,000	2,553,562
	California State Public Works Board (California State University), Series A, 5.00% due 10/1/2020	1,000,000	1,036,850
	California State Public Works Board (Coalinga State Hospital), Series H, 5.00% due 6/1/2020 - 6/1/2022	22,240,000	23,809,430
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2021 - 11/1/2022	10,825,000	12,010,346
	California State Public Works Board (Various Capital Projects),
	Series A, 5.00% due 10/1/2021	1,000,000	1,073,540
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Series G, 5.00% due 11/1/2020 - 11/1/2021	$ 3,250,000	$ 3,443,885
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	9,561,341
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project),
	5.00% due 12/1/2020 - 12/1/2024	26,635,000	30,015,893
	Series C, 5.00% due 6/1/2020 - 6/1/2024	8,960,000	10,106,443
	Escondido Union High School District (Insured: Natl-Re) GO, Zero Coupon due 11/1/2020	2,655,000	2,615,892
[e]	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD COP, Series B-2, 5.50% due 12/1/2019	7,040,000	7,088,224
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	10,171,317
	Series B, 5.00% due 7/1/2023	11,950,000	13,580,697
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	25,959,960
	Needles (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	942,941
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	5,024,225
[c]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	35,000,000	38,054,450
	Palomar Community College District GO, Series B, Zero Coupon due 8/1/2021	2,560,000	2,498,560
	Rocklin (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2022	3,910,000	3,750,159
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,265,000	3,445,554
	Sacramento City Financing Authority (Merged Downtown & Oak Park; Insured: Natl-Re), Zero Coupon due 12/1/2019 - 12/1/2021	4,520,000	4,456,014
	San Diego (Educational System Capital Projects; Insured: Natl-Re) USD GO, Series D-1, 5.50% due 7/1/2020	10,000,000	10,327,100
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2020 - 4/15/2022	15,000,000	16,038,650
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), Zero Coupon due 9/1/2024	7,000,000	6,399,960
	State of California (Various Purposes) GO, 5.00% due 9/1/2020 - 9/1/2021	15,000,000	15,703,650
	West Contra Costa (Educational Facilities; Insured: AGC) USD GO, Series C-1, Zero Coupon due 8/1/2022	4,000,000	3,831,080
	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	4,070,000	4,406,508
	Colorado — 1.3%
	City & County of Denver (Buell Theatre Property) COP, 5.00% due 12/1/2020 - 12/1/2023	8,610,000	9,302,247
	City & County of Denver (SPA JPMorgan Chase Bank, N.A.),
[a]	Series A1, 1.75% due 12/1/2029 (put 10/1/2019)	5,520,000	5,520,000
[a]	Series A3, 1.75% due 12/1/2031 (put 10/1/2019)	6,620,000	6,620,000
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP,
	Series C,
	4.00% due 12/15/2019 - 12/15/2020	1,000,000	1,021,838
	5.00% due 12/15/2021 - 12/15/2023	3,210,000	3,582,030
[c]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, 5.00% due 11/15/2049 (put 11/19/2026)	16,100,000	19,808,796
	Colorado (Northern Colorado Medical Center) HFA, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,563,304
	Colorado Educational & Cultural Facilities Authority (National Conference of State Legislatures), 5.00% due 6/1/2020 - 6/1/2021	1,925,000	2,000,439
	El Paso County (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2022 - 12/1/2028	2,500,000	3,036,518
	El Paso County (Pikes Peak Regional Development Center) COP,
	4.00% due 12/1/2021	1,000,000	1,056,570
	5.00% due 12/1/2023	1,330,000	1,523,887
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020 - 12/15/2024	1,950,000	2,216,703
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,826,811
	Park Creek Metropolitan District (Insured: AGC) ETM, 5.50% due 12/1/2019	1,000,000	1,006,860
	Regional Transportation District (FasTracks Transportation System) COP, Series A, 5.00% due 6/1/2020	3,655,000	3,744,548
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	9,017,680
	Regional Transportation District COP,
	Series A,
	5.50% due 6/1/2021	205,000	210,724
	5.50% due 6/1/2021 (pre-refunded 6/1/2020)	2,165,000	2,225,902
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 9/1/2028	4,610,000	5,627,616
	Connecticut — 1.1%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	2,140,066
	Series B, 5.00% due 10/1/2022	1,765,000	1,950,290
	State of Connecticut (Educational Facilities) GO,
	Series B, 5.00% due 6/15/2024 - 6/15/2025	30,400,000	35,450,198
	Series E, 5.00% due 9/1/2023	5,550,000	6,291,979
	State of Connecticut (Various Capital Projects) GO,
	Series B, 5.00% due 5/15/2027	5,000,000	6,020,150
	Series E, 5.00% due 8/15/2024	1,845,000	2,088,208
	State of Connecticut GO,
	Series C, 5.00% due 6/15/2028	1,855,000	2,327,116
	Series E, 5.00% due 9/15/2028	2,560,000	3,227,008
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	State of Connecticut Special Tax Revenue, Series B, 5.00% due 10/1/2021	$ 2,200,000	$ 2,352,306
	State of Connecticut, Series C, 5.00% due 6/15/2023 - 6/15/2027	4,825,000	5,817,877
	Delaware — 0.0%
	Delaware Transportation Authority (Transportation System), 5.00% due 7/1/2020 - 7/1/2022	1,940,000	2,100,522
	District of Columbia — 0.2%
	District of Columbia (Insured: Syncora) GO, Series B, 5.25% due 6/1/2020	3,005,000	3,084,182
	District of Columbia (National Public Radio), Series A, 5.00% due 4/1/2020	1,890,000	1,923,888
	District of Columbia, Series A, 5.00% due 12/1/2027	925,000	947,598
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2020 - 7/1/2028	6,705,000	7,816,952
	Florida — 6.5%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	4,292,278
	Broward County (Airport, Marina & Port Improvements),
	Series Q-1,
	4.00% due 10/1/2020	1,660,000	1,703,924
	5.00% due 10/1/2019 - 10/1/2020	3,000,000	3,072,680
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2021 - 7/1/2025	22,580,000	25,717,997
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,000,000	10,580,930
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	15,578,341
	Broward County School Board COP,
	Series A 5.00% due 7/1/2028	8,590,000	10,920,725
	Series B 5.00% due 7/1/2029	8,920,000	11,543,015
	Central Florida Expressway Authority, 5.00% due 7/1/2022 - 7/1/2026	4,100,000	4,717,521
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	6,581,730
	City of Jacksonville, Series C, 5.00% due 10/1/2023	1,105,000	1,261,766
	City of Lakeland (Energy System; Insured: AGM), 5.00% due 10/1/2019 - 10/1/2020	6,695,000	6,757,274
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2019 - 11/15/2026	7,580,000	8,015,400
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,335,267
	City of North Miami Beach (North Miami Beach Water Project), 5.00% due 8/1/2020 - 8/1/2021	1,780,000	1,870,816
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2023 - 11/1/2027	3,545,000	4,222,537
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2020	1,190,000	1,210,670
	Florida Higher Educational Facilities Financing Authority (University of Tampa), Series A, 5.00% due 4/1/2022	620,000	671,255
	Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2020 - 7/1/2022	12,655,000	13,248,769
	Fort Myers Utility System Revenue,
	5.00% due 10/1/2023	990,000	1,060,003
	5.00% due 10/1/2023 (pre-refunded 10/1/2021)	2,370,000	2,540,877
	Highlands County HFA, ETM, 5.00% due 11/15/2019	3,000,000	3,013,229
	Hillsborough County (Court Facilities), Series B, 5.00% due 11/1/2019 - 11/1/2021	13,945,000	14,510,384
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2021 - 11/1/2022	5,305,000	5,810,804
	Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2027 - 7/1/2028	10,035,000	12,632,437
	Jacksonville Electric Authority (Electric System) ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,595,420
	Jacksonville Electric Authority (Electric System), Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,372,404
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,464,680
	Manatee County (County Capital Projects), 5.00% due 10/1/2021	2,775,000	2,975,633
[a]	Manatee County (Florida Power & Light Co.), 1.78% due 9/1/2024 (put 10/1/2019)	8,200,000	8,200,000
	Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,147,560
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,567,338
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2020 - 6/1/2024	8,330,000	9,007,265
	Miami Beach GO,
	4.00% due 9/1/2021	1,015,000	1,068,013
	5.00% due 9/1/2020 - 9/1/2022	4,720,000	4,916,441
[a]	Miami-Dade County (Florida Power & Light Co.) IDA, 1.78% due 6/1/2021 (put 10/1/2019)	23,700,000	23,700,000
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,936,500
	Miami-Dade County (Professional Sports Franchise Facilities; Insured: AGC), Series C, Zero Coupon due 10/1/2019	2,170,000	2,170,000
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,215,000	12,011,488
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,609,260
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	15,535,000	17,636,647
[c]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,920,643
	Series C, 5.00% due 5/1/2025	15,000,000	17,862,450
	Orange County (Orlando Health, Inc.) HFA, ETM, 5.25% due 10/1/2019	6,050,000	6,050,000
	Orange County (Orlando Health, Inc.; Insured: Natl-Re) HFA ETM, 6.25% due 10/1/2021	820,000	859,557
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2020 - 8/1/2025	$ 9,795,000	$ 10,861,198
[d]	Palm Beach County (Baptist Health South Florida Obligated Group) HFA, 5.00% due 8/15/2024 - 8/15/2027	1,145,000	1,376,314
	Palm Beach County (Boca Raton Regional Hospital) HFA, ETM, 5.00% due 12/1/2020	600,000	624,978
	Palm Beach County School Board (Educational Facilities) COP,
	Series B, 5.00% due 8/1/2022 - 8/1/2024	10,095,000	11,599,368
	Series C,
	4.00% due 8/1/2021	3,835,000	4,021,649
	5.00% due 8/1/2020 - 8/1/2022	2,750,000	2,953,122
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2021 - 8/1/2026	10,130,000	11,673,878
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,573,928
	Polk County (Water and Wastewater Utility Systems; Insured: AGM),
	3.00% due 10/1/2021	3,125,000	3,227,531
	4.00% due 10/1/2020	3,100,000	3,184,227
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, Series A, 5.00% due 6/1/2023	1,940,000	2,197,554
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2021 - 6/1/2025	4,210,000	4,887,295
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2021 - 10/1/2023	2,575,000	2,831,839
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2019 - 10/1/2022	7,030,000	7,440,347
	South Lake County Hospital District, 5.00% due 10/1/2025 (pre-refunded 4/1/2020)	4,140,000	4,215,058
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2021 - 9/1/2024	7,275,000	8,092,181
	Sunshine State Governmental Financing Commission (Miami-Dade County Program; Insured: AGM), Series A, 5.00% due 9/1/2021	5,000,000	5,352,450
	Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	3,000,000	3,000,000
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	2,024,055
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.; Insured: AGM) ETM, 5.00% due 10/15/2019	2,350,000	2,353,126
	Volusia County School Board (University High School, River Springs Middle School) COP, 5.00% due 8/1/2024	1,000,000	1,162,420
	Georgia — 1.6%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 4.00% due 6/15/2020	395,000	402,572
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct, LLC), 5.00% due 6/15/2022 - 6/15/2023	1,270,000	1,408,445
	City of Atlanta (Airport Passenger Facility),
	5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,424,928
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	3,006,588
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2020 - 12/1/2024	4,290,000	4,767,034
	City of Atlanta (BeltLine Project), Series A, 5.00% due 1/1/2020 - 1/1/2021	585,000	590,037
	City of Atlanta (Hartsfield-Jackson Atlanta International Airport),
	Series B, 5.00% due 1/1/2020 - 1/1/2021	13,000,000	13,119,690
	Series C,
	5.25% due 1/1/2020	5,000,000	5,048,950
	5.50% due 1/1/2021	3,525,000	3,710,203
	City of Atlanta (Water & Wastewater System),
	5.00% due 11/1/2021 - 11/1/2025	6,630,000	7,472,332
	Series A, 6.00% due 11/1/2019	5,650,000	5,671,470
	Fulton County Development Authority (Georgia Tech Athletic Association) ETM, 5.00% due 10/1/2022	4,550,000	5,033,301
	Fulton County Facilities Corp. (Public Purpose Project) COP, 5.00% due 11/1/2019	6,600,000	6,619,470
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2023 - 5/15/2029	14,265,000	16,969,208
[c]	Monroe County Development Authority (Gulf Power Co.), 2.00% due 9/1/2037 (put 6/25/2020)	1,300,000	1,303,562
[b]	Private Colleges & Universities Authority (Emory University), Series B, 2.00% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	16,400,000	16,432,308
[d]	Savannah Economic Development Authority (International Paper Co.), 1.90% due 8/1/2024	4,000,000	4,010,760
	Guam — 0.5%
	Government of Guam (Layon Solid Waste Disposal Facility ETM, Series A, 5.50% due 12/1/2019	2,000,000	2,014,000
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2019 - 11/15/2024	12,170,000	13,205,667
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2020 - 7/1/2023	1,995,000	2,169,820
	Guam Government, Series A, 5.00% due 1/1/2025	305,000	323,712
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,916,632
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2019 - 10/1/2022	8,840,000	9,518,945
	Hawaii — 1.2%
	City and County of Honolulu (Capital Improvements) GO ETM, Series A, 5.00% due 11/1/2022	1,750,000	1,947,697
	City and County of Honolulu (Capital Improvements) GO,
	Series A, 5.00% due 11/1/2020	8,265,000	8,596,509
	Series B, 5.00% due 11/1/2019 - 11/1/2022	13,085,000	14,070,099
[b]	City and County of Honolulu (Rail Transit Project) GO, 1.90% (MUNIPSA + 0.32%) due 9/1/2025 - 9/1/2028 (put 9/1/2020)	17,075,000	17,076,366
	County of Hawaii (Capital Improvements) GO,
	Series A, 5.00% due 9/1/2023	800,000	913,184
	Series B, 5.00% due 9/1/2023	1,500,000	1,712,220
	Series C, 5.00% due 9/1/2021 - 9/1/2026	5,250,000	5,966,693
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Series D, 5.00% due 9/1/2023 - 9/1/2026	$ 3,085,000	$ 3,691,998
	Series E, 5.00% due 9/1/2021 - 9/1/2026	4,665,000	5,178,953
	State of Hawaii (Hawaiian Home Lands Settlement) GO ETM,
	Series DZ, 5.00% due 12/1/2019	1,545,000	1,554,224
	Series DZ-2017, 5.00% due 12/1/2019	60,000	60,368
	State of Hawaii (Hawaiian Home Lands Settlement) GO,
	Series DZ, 5.00% due 12/1/2022 (pre-refunded 12/1/2021)	4,000,000	4,313,256
	Series DZ-2017, 5.00% due 12/1/2019	1,395,000	1,403,509
	Series EA, 5.00% due 12/1/2020 - 12/1/2021	5,500,000	5,847,470
	State of Hawaii Airports System Revenue, Series A, 5.25% due 7/1/2027	2,400,000	2,468,400
	Idaho — 0.3%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,200,000	4,806,124
[c]	Regents of the University of Idaho, 5.25% due 4/1/2041 (put 4/1/2021)	12,295,000	12,927,209
	Illinois — 6.8%
	Board of Education of the City of Chicago (Educational Facilities; Insured: BHAC) GO, Series B-1, Zero Coupon due 12/1/2020	12,000,000	11,737,920
	Board of Trustees of Southern Illinois University (Housing & Auxiliary Facilities; Insured: Natl-Re), Series A, 5.25% due 4/1/2020	1,000,000	1,014,950
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2022 - 1/1/2024	3,700,000	4,119,914
	Chicago O’Hare International Airport (2015 Airport Projects), Series B, 5.00% due 1/1/2020 - 1/1/2021	5,350,000	5,505,825
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	2,103,815
	Chicago O’Hare International Airport (Capital Development Programs), Series B, 5.00% due 1/1/2022 (pre-refunded 1/1/2021)	5,835,000	6,106,327
	Chicago Park District (Capital Improvement Plan) GO,
	4.00% due 1/1/2020	815,000	819,809
	Series A, 5.00% due 1/1/2024 - 1/1/2025	1,915,000	2,170,593
	Series B,
	4.00% due 1/1/2020	2,730,000	2,746,107
	5.00% due 1/1/2021 - 1/1/2024	7,270,000	7,811,940
	Series C, 5.00% due 1/1/2022 - 1/1/2023	5,155,000	5,602,448
	Series D, 5.00% due 1/1/2020 - 1/1/2024	3,965,000	4,356,949
	Chicago Park District GO, Series D, 5.00% due 1/1/2021 - 1/1/2024	2,850,000	3,055,936
	Chicago Park District, Series B 5.00% due 1/1/2020	3,185,000	3,211,595
	Chicago School Reform Board of Trustees of the Board of Education (School District Capital Improvement Program; Insured: Natl-Re) GO, Series A, 5.25% due 12/1/2021	1,500,000	1,590,285
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	24,776,597
	City of Chicago (Project Fund), Series A, 5.00% due 1/1/2024 - 1/1/2027 (pre-refunded 1/1/2020)	17,850,000	18,010,650
	City of Chicago (Riverwalk Expansion Project; Insured: AGM),
[e]	5.00% due 1/1/2021	1,410,000	1,452,258
	5.00% due 1/1/2023	1,000,000	1,068,430
	City of Chicago (Wastewater Transmission System), Series C-REMK-10/, 5.00% due 1/1/2020 - 1/1/2025	17,750,000	19,775,482
	City of Chicago (Wastewater Transmission System; Insured: BHAC), Series A, 5.50% due 1/1/2020	1,400,000	1,404,970
	City of Chicago (Water System),
	Series 2017-2, 5.00% due 11/1/2020 - 11/1/2024	4,150,000	4,512,309
	Series A, 5.00% due 11/1/2019 - 11/1/2027	7,250,000	8,441,585
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,441,120
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2019 - 12/15/2021	3,425,000	3,501,526
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2019 - 12/30/2022	6,035,000	6,363,366
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2021 - 12/1/2024	10,935,000	12,323,374
	Community College District No. 516 (Waubonsee Community College) GO,
	Series A,
	4.50% due 12/15/2020	1,325,000	1,374,277
	5.00% due 12/15/2021	6,175,000	6,658,441
	Community High School District No. 127 (Lake County-Grayslake Educational Facilities.; Insured: Syncora) GO, 7.375% due 2/1/2020	1,000,000	1,019,700
	Community Unit School District No. 302 (Kane & DeKalb County Educational Facilities; Insured: Natl-Re) GO, Zero Coupon due 2/1/2021	3,165,000	3,090,749
	Community Unit School District No. 428 (DeKalb County Educational Facilities) GO, Zero Coupon due 1/1/2021	6,140,000	5,916,443
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,943,828
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2020 - 12/1/2024	8,020,000	8,622,088
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,691,311
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,351,471
	County of Cook (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2021	5,000,000	5,350,250
	Series C,
	4.00% due 11/15/2020 - 11/15/2022	3,925,000	4,117,686
	5.00% due 11/15/2020 - 11/15/2022	9,195,000	9,582,897
12   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Series D, 5.00% due 11/15/2019	$ 3,690,000	$ 3,705,313
	County of Cook Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,768,850
	Du Page County High School District No. 88 (Addison Trail and Willowbrook High Schools GO, 3.00% due 1/15/2020	2,630,000	2,642,151
	Forest Preserve District of Cook County GO, Series A, 5.00% due 11/15/2021	1,500,000	1,590,390
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020 - 11/1/2024	9,455,000	10,782,311
[a]	Illinois Development Finance Authority (NorthShore University HealthSystem; SPA JP Morgan Chase Bank N.A.), Series C, 1.75% due 5/1/2031 (put 10/1/2019)	7,085,000	7,085,000
	Illinois Finance Authority (Advocate Health Care),
	5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,571,048
[c]	Series A-1, 5.00% due 11/1/2030 (put 1/15/2020)	1,575,000	1,591,096
	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JP Morgan Chase Bank N.A.),
[a]	Series A-1, 1.77% due 8/15/2042 (put 10/1/2019)	34,880,000	34,880,000
[a]	Series A-3, 1.77% due 8/15/2042 (put 10/1/2019)	12,245,000	12,245,000
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2020 - 11/15/2025	3,020,000	3,479,001
	Illinois Finance Authority (Trinity Health), Series L, 4.00% due 12/1/2021	1,000,000	1,055,250
	Illinois State Toll Highway Authority,
	Series A-1, 5.00% due 1/1/2025	6,500,000	6,557,525
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	11,878,120
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO ETM, Zero Coupon due 12/1/2021	765,000	741,453
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO, Zero Coupon due 12/1/2021	1,235,000	1,185,020
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	8,123,544
	Knox & Warren Counties Community Unit School District No 205 Galesburg GO,
	Series B
[d]	4.00% due 12/1/2020 - 12/1/2024	4,850,000	5,236,615
[d]	5.00% due 12/1/2025 - 12/1/2029	7,400,000	9,005,513
	McHenry County Conservation District GO, 5.00% due 2/1/2021 - 2/1/2025	4,325,000	4,791,287
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion) (State Aid Withholding), Series B, 5.00% due 12/15/2020	4,000,000	4,145,680
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond), GO, Series E, 5.00% due 12/1/2025	1,000,000	1,200,220
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	1,000,000	1,210,600
	State of Illinois (State Facilities Improvements) GO, 5.00% due 7/1/2021	1,735,000	1,819,286
	State of Illinois GO, Series A, 5.00% due 12/1/2021	4,500,000	4,767,840
	State of Illinois, Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	23,325,900
	Town of Cicero Cook County (Cicero and Laramie Development Areas; Insured: AGM) GO, Series A, 5.00% due 1/1/2020 - 1/1/2021	2,700,000	2,759,731
	University of Illinois Board of Trustees (Insured: AGM) COP, Series B, 5.00% due 10/1/2019	955,000	955,000
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	671,431
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	24,035,475
	Indiana — 1.9%
	Avon Community School Building Corp (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2021 - 7/15/2027	6,730,000	7,696,627
	Board of Trustees for the Vincennes University, Series J, 5.00% due 6/1/2020	1,000,000	1,024,500
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2021 - 8/1/2022	4,915,000	5,278,306
	City of Carmel Redevelopment District (CFP Energy Center, LLC Installment Purchase Agreement) COP, Series C, 5.75% due 7/15/2022 (pre-refunded 1/15/2021)	1,610,000	1,676,525
	Duneland School Building Corp. (State Aid Withholding), Zero Coupon due 2/1/2020 - 8/1/2021	12,480,000	12,257,231
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2021 - 1/15/2024	3,210,000	3,530,079
	Indiana Bond Bank (Columbus Learning Center), 5.00% due 8/1/2021	1,300,000	1,375,465
	Indiana Finance Authority (Community Health Network), Series A, 5.00% due 5/1/2020 - 5/1/2022	4,340,000	4,593,563
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2021 - 10/1/2024	2,000,000	2,261,435
[a]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank Plc), 1.77% due 11/1/2037 (put 10/1/2019)	11,935,000	11,935,000
	Indiana Finance Authority (Indiana University Health System),
	Series N,
	5.00% due 3/1/2020 - 3/1/2021	14,880,000	15,455,022
	5.00% due 3/1/2022 (pre-refunded 3/1/2021)	3,240,000	3,405,953
	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group),
[b]	Series L, 2.13% (MUNIPSA + 0.55%) due 12/1/2046 (put 7/2/2021)	5,200,000	5,201,404
[b]	Series M, 1.86% (MUNIPSA + 0.28%) due 12/1/2046 (put 7/2/2021)	6,000,000	6,001,560
	Indiana Finance Authority (Marian University Health Sciences) ETM, 5.00% due 9/15/2020 - 9/15/2021	4,565,000	4,802,884
[a]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA U.S. Bank, N.A.), Series A-3-RMKT, 1.77% due 2/1/2037 (put 10/1/2019)	8,400,000	8,400,000
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,237,641
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	5,240,649
	Knox Middle School Building Corp. (Insured: Natl-Re) (State Aid Withholding), Zero Coupon due 1/15/2020	1,295,000	1,287,191
Annual Report  |  13

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding),
	Series B,
	4.00% due 1/15/2020 - 1/15/2022	$ 4,050,000	$ 4,184,732
	5.00% due 7/15/2020 - 7/15/2022	3,420,000	3,627,199
	Perry Township Multischool Building Corp. (Educational Facilities) (State Aid Withholding), 5.00% due 7/10/2020 - 7/10/2021	3,090,000	3,208,605
	Iowa — 0.3%
	Des Moines Independent Community School District (School Infrastructure; Insured: AGM), 4.00% due 6/1/2020 - 6/1/2022	10,255,000	10,441,567
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2022 - 7/1/2024	6,085,000	6,771,417
	Kansas — 1.0%
	Kansas (National Bio and Agro-Defense Facility) DFA, Series G, 5.00% due 4/1/2020 - 4/1/2025	39,450,000	43,074,919
	Kansas (New Jobs Training; Insured: BAM) DFA, Series K, 5.00% due 12/1/2020	1,500,000	1,508,925
	Seward County No. 480 USD GO, Series B, 5.00% due 9/1/2024 - 9/1/2027	6,120,000	7,293,912
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2022 - 9/1/2024	3,600,000	4,032,928
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,924,880
	Kentucky — 2.1%
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2019 - 10/1/2023	21,680,000	20,993,129
[c]	Kentucky Public Energy Authority (Gas Supply System), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	77,500,000	85,719,650
	Lexington-Fayette Urban County Government Public Facilities Corp. (Eastern State Hospital), Series A, 5.00% due 6/1/2022	6,165,000	6,513,446
[c]	Louisville/Jefferson County Metropolitan Government (Louisville Gas & Electric Co.), 1.85% due 10/1/2033 (put 4/1/2021)	6,500,000	6,539,325
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2026	3,000,000	3,666,990
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	6,712,259
	Louisiana — 2.6%
	City of Bossier (Public Improvements; Insured: AGM), Series ST-2010, 4.50% due 12/1/2021	2,240,000	2,384,077
	City of Lafayette (Utilities System Improvements), 5.00% due 11/1/2019	1,000,000	1,002,910
	City of New Orleans (Public Improvements) GO,
	4.00% due 12/1/2019	750,000	753,165
	5.00% due 12/1/2020 - 12/1/2021	2,515,000	2,658,565
	City of New Orleans (Public Improvements; Insured: AGM) GO, 5.00% due 12/1/2019 - 12/1/2021	12,030,000	12,605,907
	City of Shreveport (Water and Sewer System; Insured: BAM),
	Series A,
	5.00% due 12/1/2020 - 12/1/2024	26,905,000	29,276,890
[e]	5.00% due 12/1/2023	4,245,000	4,821,386
	East Baton Rouge Sewerage Commission (Wastewater System Improvements), Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,482,400
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2020 - 7/15/2023	3,780,000	4,047,810
	Jefferson Sales Tax District (Insured: AGM),
	Series A, 5.00% due 12/1/2023 - 12/1/2027	4,700,000	5,674,475
	Series B, 5.00% due 12/1/2027 - 12/1/2028	4,690,000	5,912,231
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2022 - 6/1/2023	1,750,000	1,942,443
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2020 - 1/1/2023	4,240,000	4,490,912
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Bossier Parish Community College - Campus Facilities, Inc. Project),
	4.00% due 12/1/2019	1,310,000	1,315,568
	5.00% due 12/1/2020	1,200,000	1,249,104
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	15,565,000	18,446,597
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Town of Vinton Public Power Authority; Insured: AGM) ETM, 4.50% due 10/1/2019	1,000,000	1,000,000
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,834,332
	Louisiana State Office Facilities Corp. (State Capitol), Series A, 5.00% due 5/1/2021	4,595,000	4,689,427
	New Orleans Regional Transit Authority (Streetcar Rail Lines; Insured: AGM), 5.00% due 12/1/2019 - 12/1/2022	3,110,000	3,202,384
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2022 - 1/1/2023	930,000	1,021,253
	Parish of Orleans School District (Insured: AGM) GO, 5.00% due 9/1/2020	3,840,000	3,969,331
[c]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	16,395,000	17,280,658
	Parish of Terrebonne Hospital Service District No. 1 (Terrebonne General Medical Center),
	5.00% due 4/1/2021	1,485,000	1,510,200
	5.00% due 4/1/2021 (pre-refunded 4/1/2020)	835,000	850,139
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,865,839
	State of Louisiana GO, Series C, 5.00% due 8/1/2021	11,175,000	11,909,868
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses),
	Series A,
14   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	5.00% due 10/1/2020 - 10/1/2022	$ 3,735,000	$ 4,005,180
[e]	5.00% due 10/1/2023	1,445,000	1,652,416
	Maryland — 0.6%
	Maryland Economic Development Corp. (Public Health Laboratory),
	4.00% due 6/1/2022	8,245,000	8,617,179
	5.00% due 6/1/2021	8,725,000	9,263,507
	Prince County George’s GO, 5.00% due 9/15/2026	6,110,000	7,596,868
	State of Maryland GO, Series B, 5.00% due 8/1/2024	6,955,000	8,162,597
	Massachusetts — 1.2%
	Berkshire Wind Power Cooperative Corp., Series 1, 5.00% due 7/1/2020 (pre-refunded 1/1/2020)	2,965,000	2,991,685
	Commonwealth of Massachusetts GO,
[c]	Series D-1, 1.05% due 8/1/2043 (put 7/1/2020)	6,150,000	6,131,304
	Series G, 5.00% due 9/1/2029	5,000,000	6,584,900
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	11,177,361
	Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group), 5.00% due 7/1/2027 - 7/1/2028	2,000,000	2,501,260
	Massachusetts Development Finance Agency (CareGroup Healthcare System),
	Series H-1, 5.00% due 7/1/2020	5,000,000	5,131,350
	Series I, 5.00% due 7/1/2023 - 7/1/2026	11,020,000	12,957,095
	Massachusetts Development Finance Agency (CareGroup Obligated Group), Series I, 5.00% due 7/1/2027	450,000	547,772
	Massachusetts Development Finance Agency (Mount Auburn Hospital Health Records System), Series H-1, 5.00% due 7/1/2022 - 7/1/2025	15,415,000	17,665,224
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.25% due 10/1/2023	595,000	676,717
	Massachusetts Educational Financing Authority, Series I, 5.75% due 1/1/2020	7,500,000	7,580,775
	Michigan — 2.4%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	1,870,000	2,156,859
	Byron Center Michigan Public Schools (Insured: AGM/Q-SBLF) GO, 4.00% due 5/1/2020	1,000,000	1,015,730
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	661,614
	County of Livingston (Howell Public Schools; Insured: Q-SBLF) GO, 4.00% due 5/1/2020 - 5/1/2021	2,000,000	2,056,440
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital; Insured: AGM) ETM, 5.00% due 5/15/2020	1,735,000	1,774,124
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital; Insured: AGM),
	5.00% due 5/15/2021	1,050,000	1,073,677
	5.00% due 5/15/2021 (pre-refunded 5/15/2020)	1,300,000	1,328,912
	Livonia Public Schools School District (School Building & Site) GO,
	Series I,
	4.00% due 5/1/2020	800,000	812,024
	5.00% due 5/1/2021	900,000	950,895
	Michigan Finance Authority ((McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2029	1,000,000	1,281,490
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2023 - 8/1/2025	18,800,000	21,784,588
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,219,160
	Michigan Finance Authority (LOC JPMorgan Chase Bank, N.A.) (State Aid Withholding), Series A-2, 2.00% due 8/20/2020	3,800,000	3,822,002
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2028	1,000,000	1,258,740
	Michigan Finance Authority (Trinity Health Credit Group), 5.00% due 12/1/2022 - 12/1/2028	10,500,000	12,484,435
	Michigan Finance Authority (Ypsilanti Community Schools), 5.00% due 8/1/2020 - 8/1/2022	3,890,000	4,130,271
	Michigan Municipal Bond Authority (Clean Water Fund), 5.00% due 10/1/2020	35,000	35,106
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	1,750,000	2,047,282
[c]	Michigan State Hospital Finance Authority (Ascension Health), Series F-2-REMK, 1.90% due 11/15/2047 (put 4/1/2021)	5,170,000	5,209,706
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	4,115,000	4,458,356
	Plymouth-Canton Community Schools (Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2020	1,000,000	1,021,500
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), 5.00% due 9/1/2020 - 9/1/2024	6,940,000	7,624,767
	School District of the City of Dearborn (Insured: Q-SBLF) (State Aid Withholding) GO,
	4.00% due 5/1/2020 - 5/1/2023	1,510,000	1,606,095
[e]	4.00% due 5/1/2021	570,000	593,535
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2020 - 5/1/2022	9,200,000	9,727,854
	Sparta Area Schools, Counties of Kent and Ottawa (School Building & Site; Insured: Q-SBLF) GO, 5.00% due 5/1/2020	1,335,000	1,362,915
	St. Johns Public Schools (Insured: Natl-Re/FGIC/Q-SBLF) GO, 5.00% due 5/1/2021	665,000	690,576
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2020 - 10/15/2023	12,715,000	14,279,817
	Warren Consolidated School District (Insured: Q-SBLF) GO, 5.00% due 5/1/2020 - 5/1/2021	2,000,000	2,075,260
	Wayne County Airport Authority (Detroit Metropolitan Airport),
	Series C,
	5.00% due 12/1/2019	12,645,000	12,721,123
	5.50% due 12/1/2020	4,395,000	4,607,454
	Series D, 5.50% due 12/1/2019 - 12/1/2020	5,715,000	5,883,337
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	12,640,000	15,061,001
Annual Report  |  15

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Minnesota — 0.5%
[a]	City of Minneapolis/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.), Series B-2, 1.77% due 11/15/2035 (put 10/1/2019)	$ 2,000,000	$ 2,000,000
	City of St. Cloud (CentraCare Health System), Series A, 5.00% due 5/1/2020	3,310,000	3,379,212
	Le Sueur-Henderson No. 2397 (Minnesota School District Credit Enhancement Program) (State Aid Withholding) ISD, 3.00% due 4/1/2021	1,125,000	1,154,453
	Minnesota Higher Education Facilities Authority, 5.00% due 10/1/2029	300,000	385,755
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.75% due 7/1/2027	920,000	902,860
	1.80% due 1/1/2028	1,020,000	999,967
	1.85% due 7/1/2028	1,205,000	1,180,551
	1.90% due 1/1/2029	365,000	357,817
	1.95% due 7/1/2029	885,000	867,096
[b]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), 2.13% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	6,375,000	6,371,430
	Northern Municipal Power Agency (Electric System), Series A1, 5.00% due 1/1/2020	3,500,000	3,531,430
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2021 - 12/1/2022	2,215,000	2,434,174
	Port Authority of the City of St. Paul (Minnesota Freeman Office Building), Series 2, 5.00% due 12/1/2019 - 12/1/2020	4,675,000	4,802,707
	St. Paul Housing and Redevelopment Authority (HealthPartners), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	2,122,445
	Mississippi — 0.3%
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A-GA, 5.00% due 1/1/2020 - 1/1/2023	6,500,000	6,877,930
	Mississippi Development Bank (MDOT-Madison County Highway), 5.00% due 1/1/2020 - 1/1/2023	5,250,000	5,572,098
	Mississippi Development Bank, 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,919,500
	Missouri — 0.7%
	Cass County COP,
[e]	5.00% due 5/1/2020	2,255,000	2,302,152
	5.00% due 5/1/2021	1,750,000	1,786,173
	Jackson County (Parking Facility Projects), 4.00% due 12/1/2019 - 12/1/2021	1,500,000	1,556,955
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), Series B-1, Zero Coupon due 4/15/2021 - 4/15/2022	15,095,000	14,562,242
	Missouri Development Finance Board (City of Independence Electric System),
	Series B, 5.00% due 6/1/2020	1,000,000	1,023,890
	Series F, 4.00% due 6/1/2020 - 6/1/2022	6,885,000	7,174,230
	Platte County (Community & Resource Centers), 5.00% due 4/1/2021	2,440,000	2,362,213
	Southeast Missouri State University (City of Cape Girardeau Campus System Facilities), Series A, 5.00% due 4/1/2020	2,825,000	2,875,652
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2020 - 4/1/2022	6,955,000	7,277,549
	Nebraska — 1.0%
[c]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	49,000,000	54,794,740
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	8,014,193
	Nevada — 3.2%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2020 - 9/1/2027	5,155,000	5,693,701
	Clark County Department of Aviation, Series A, 5.00% due 7/1/2021	1,855,000	1,973,145
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,804,992
	Series D, 5.00% due 6/15/2021 - 6/15/2022	47,150,000	50,955,255
	Series E, 5.00% due 6/15/2021	21,405,000	22,696,792
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	3,050,000	3,620,562
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	65,572,448
	Series B, 5.00% due 12/1/2025	20,000,000	24,005,800
	Series C, 5.00% due 6/1/2020 - 6/1/2021	9,255,000	9,667,501
	Series D, 5.00% due 6/1/2020	5,080,000	5,205,120
	Washoe County (Reno-Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2021 - 7/1/2022	4,200,000	4,469,803
	New Hampshire — 0.4%
	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank and Trust Co.),
[a]	Series A-1, 1.77% due 7/1/2035 (put 10/1/2019)	6,930,000	6,930,000
[a]	Series A-2-RMKT 1.75% due 7/1/2035 (put 10/1/2019)	2,000,000	2,000,000
	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.),
[a]	Series B, 1.75% due 7/1/2033 (put 10/1/2019)	9,615,000	9,615,000
[a]	Series B-1, 1.77% due 7/1/2033 (put 10/1/2019)	1,965,000	1,965,000
	New Hampshire Municipal Bond Bank (Educational Facilities; Insured: State Intercept), Series C, 5.25% due 8/15/2020 - 8/15/2022	3,770,000	4,114,101
	New Hampshire Turnpike System, Series B, 5.00% due 2/1/2020 - 2/1/2021	2,260,000	2,332,797
16   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	New Jersey — 2.3%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2020 - 8/1/2021	$ 5,455,000	$ 5,645,848
	5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,553,157
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re), 5.50% due 10/1/2024	5,000,000	6,022,850
	Hudson County Improvement Authority (Hudson County Lease; Insured: AGM),
	4.75% due 10/1/2019	4,390,000	4,390,000
	5.375% due 10/1/2020	2,020,000	2,098,214
	New Jersey (New Jersey Transit Corporation) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	9,185,520
	New Jersey (School Facilities Construction) EDA ETM, 5.00% due 9/1/2020	365,000	376,954
	New Jersey (School Facilities Construction) EDA,
	5.00% due 9/1/2020	135,000	139,070
	Series G, 5.75% due 9/1/2023 (pre-refunded 3/1/2021)	4,955,000	5,260,674
	Series GG, 5.75% due 9/1/2023	550,000	581,697
	Series UU, 5.00% due 6/15/2028	7,930,000	8,915,223
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series K, 5.50% due 12/15/2019	5,525,000	5,567,598
	New Jersey Health Care Facilities Financing Authority (Virtua Health Issue), 5.00% due 7/1/2023 - 7/1/2024	1,535,000	1,751,624
	New Jersey Higher Educational Assistance Authority, Series 1A, 5.25% due 12/1/2019	5,650,000	5,686,216
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2021	3,395,000	3,620,088
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[b]	2.78% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	6,250,000	6,288,062
	5.00% due 6/15/2020 - 6/15/2028	43,525,000	50,993,313
	Series A, 5.25% due 12/15/2022	2,000,000	2,221,460
	Series B, 5.00% due 6/15/2020 - 6/15/2021	3,570,000	3,737,577
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	4,038,606
	Passaic Valley Sewer Commissioners (Sewer System) GO, Series G, 5.75% due 12/1/2019 - 12/1/2021	10,750,000	11,359,305
	New Mexico — 1.7%
	Carlsbad Municipal School District (Educational Facilities) (State Aid Withholding) GO, 5.00% due 8/1/2023	1,650,000	1,876,000
[e]	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2023	1,360,000	1,545,042
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series A, 4.70% due 5/1/2024	2,375,000	2,450,715
	City of Farmington (Southern California Edison Co.-Four Corners Project),
[c]	1.875% due 4/1/2029 (put 4/1/2020)	3,000,000	3,001,560
[c]	2.125% due 6/1/2040 (put 6/1/2022)	2,000,000	2,017,360
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	1,615,000	1,705,198
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2021	3,000,000	3,126,030
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[a]	Series C, 1.77% due 8/1/2034 (put 10/1/2019)	8,245,000	8,245,000
[a]	Series D, 1.77% due 8/1/2034 (put 10/1/2019)	19,825,000	19,825,000
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2024 - 8/1/2025	1,780,000	2,099,157
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 5/1/2020 - 11/1/2024	5,790,000	6,163,758
[c]	5.00% due 11/1/2039 (put 5/1/2025)	30,600,000	35,674,704
	New Mexico State University ETM, Series B, 5.00% due 4/1/2020 - 4/1/2022	3,175,000	3,320,353
	New Mexico State University, Series B, 5.00% due 4/1/2020 - 4/1/2022	3,015,000	3,142,280
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,324,188
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,498,662
	State of New Mexico (Educational Facilities), Series A, 5.00% due 7/1/2020	4,000,000	4,110,240
	New York — 13.8%
	City of Long Beach School District (Insured: AGM) (State Aid Withholding) GO, 3.50% due 5/1/2022	1,600,000	1,621,680
	City of New York (City Budget Financial Management) GO,
	Series D, 5.00% due 8/1/2021 - 8/1/2022	6,000,000	6,513,630
	Series G, 5.00% due 8/1/2021 - 8/1/2023	25,145,000	27,765,907
	Series J, 5.00% due 8/1/2021 - 8/1/2024	80,480,000	91,833,586
	Series K, 5.00% due 8/1/2021 - 8/1/2022	20,850,000	22,732,092
[a]	City of New York (SPA Barclays Bank plc) GO, Series F-5, 1.77% due 6/1/2044 (put 10/1/2019)	500,000	500,000
	Metropolitan Transportation Authority (Green Bond), Series A2, 5.00% due 11/15/2025 - 11/15/2027	44,520,000	54,605,824
	Metropolitan Transportation Authority,
	Series A,
	4.00% due 2/3/2020	18,000,000	18,156,600
	5.00% due 11/15/2020	2,000,000	2,085,840
	Series C, 5.00% due 9/1/2021	14,500,000	15,450,910
Annual Report  |  17

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
[c]	Series C-2B, 5.00% due 11/15/2034 (put 2/15/2020)	$ 550,000	$ 556,826
	Series D, 5.00% due 11/15/2020 - 11/15/2021	37,280,000	39,616,177
	Series D-1, 5.00% due 9/1/2022	75,000,000	82,140,000
	Monroe County Industrial Development Corp. (St. John Fisher College), Series A, 5.00% due 6/1/2022	2,000,000	2,188,700
	Nassau County (New York Institute of Technology) IDA ETM, Series A, 5.25% due 3/1/2020	1,715,000	1,743,212
	New York City Health and Hospital Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2020 - 2/15/2021	12,615,000	12,789,270
	New York City Housing Development Corp., 2.00% due 11/1/2020	6,900,000	6,901,518
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Barclays Bank plc), Series B3, 1.77% due 11/1/2042 (put 10/1/2019)	3,620,000	3,620,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank, N.A),
[a]	Series A-4, 1.75% due 8/1/2039 (put 10/1/2019)	3,705,000	3,705,000
[a]	Series B-4, 1.75% due 8/1/2042 (put 10/1/2019)	41,890,000	41,890,000
[a]	Series C-4, 1.75% due 11/1/2036 (put 10/1/2019)	7,215,000	7,215,000
[a]	Series E-3, 1.75% due 2/1/2045 (put 10/1/2019)	10,500,000	10,500,000
[a]	Series E-4, 1.75% due 2/1/2045 (put 10/1/2019)	2,600,000	2,600,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Landesbank Hessen-Thuringen),
[a]	Series 1-SUB 1D, 1.75% due 11/1/2022 (put 10/1/2019)	9,700,000	9,700,000
[a]	Series C-2, 1.75% due 8/1/2031 (put 10/1/2019)	27,060,000	27,060,000
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), 5.00% due 12/1/2026	2,500,000	3,114,600
[a]	New York City Water & Sewer System (SPA JP Morgan Chase Bank, N.A.), 1.75% due 6/15/2043 - 6/15/2050 (put 10/1/2019)	6,695,000	6,695,000
[a]	New York City Water & Sewer System (SPA Landesbank Hessen-Thuringen), 1.75% due 6/15/2044 (put 10/1/2019)	71,250,000	71,250,000
	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.),
[a]	Series A-1, 1.77% due 6/15/2044 (put 10/1/2019)	3,555,000	3,555,000
[a]	Series AA-6, 1.77% due 6/15/2048 (put 10/1/2019)	5,425,000	5,425,000
	New York City Water & Sewer System (SPA State Street Bank and Trust Co.),
[a]	Series B-3, 1.76% due 6/15/2045 (put 10/1/2019)	10,300,000	10,300,000
[a]	Series B-4, 1.76% due 6/15/2045 (put 10/1/2019)	8,665,000	8,665,000
[a]	New York City Water & Sewer System, (SPA JPMorgan Chase Bank, N.A.), 1.75% due 6/15/2050 (put 10/1/2019)	13,400,000	13,400,000
	New York State Dormitory Authority (Metropolitan Transportation Authority Service Contract), Series A, 5.00% due 12/15/2019	60,000,000	60,450,600
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs; Insured: State Intercept), Series A, 5.00% due 7/1/2020	1,000,000	1,027,710
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding),
	Series G, 5.00% due 4/1/2020 - 10/1/2022	1,750,000	1,826,728
	Series H, 5.00% due 10/1/2019 - 10/1/2021	3,335,000	3,429,100
	Series J, 5.00% due 10/1/2019 - 10/1/2020	5,420,000	5,521,676
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding),
	5.25% due 10/1/2023	140,000	151,495
	5.25% due 10/1/2023 (pre-refunded 10/1/2021)	1,860,000	2,010,920
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding),
	Series A,
	5.00% due 10/1/2020 - 10/1/2024	6,850,000	7,725,495
[e]	5.00% due 10/1/2022	1,800,000	2,004,678
	Series F, 5.00% due 10/1/2019 - 10/1/2021	5,450,000	5,619,894
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway),
	Series I, 5.00% due 1/1/2020 - 1/1/2022	7,500,000	7,882,865
	Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,516,040
	New York State Thruway Authority (Highway, Bridge, Multi-Modal and MTA Projects), Series A, 5.00% due 3/15/2024	18,300,000	19,293,141
	Suffolk County Economic Development Corp. (Catholic Health Services), 5.00% due 7/1/2020 - 7/1/2022	15,000,000	15,710,900
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	81,635,000	82,057,393
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels),
	5.00% due 11/15/2026	4,000,000	5,012,040
	Series A, 5.00% due 11/15/2021	5,140,000	5,551,097
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,116,900
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group),
	5.00% due 7/1/2024 - 7/1/2028	1,125,000	1,329,809
[e]	5.00% due 7/1/2027	270,000	320,833
	North Carolina — 2.5%
[a]	Charlotte-Mecklenburg Hospital Authority (Carolinas Healthcare System Obligated Group; SPA JP Morgan Chase Bank, N.A), Series C, 1.77% due 1/15/2037 (put 10/1/2019)	31,360,000	31,360,000
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System),
	Series A,
	3.00% due 1/15/2021	1,595,000	1,627,809
	4.00% due 1/15/2022	845,000	895,261
	5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,738,723
18   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	City of Charlotte (Equipment Acquisition & Public Facilities) COP, Series C, 5.00% due 12/1/2020 - 12/1/2025	$ 8,940,000	$ 10,155,778
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,645,071
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2020 - 6/1/2022	1,255,000	1,301,232
	5.00% due 6/1/2021 - 6/1/2024	1,925,000	2,089,890
	County of Randolph,
	Series B, 5.00% due 10/1/2021 - 10/1/2023	3,560,000	3,923,922
	Series C, 5.00% due 10/1/2020 - 10/1/2023	1,400,000	1,511,720
	North Carolina Eastern Municipal Power Agency ETM,
	Series A, 5.00% due 1/1/2022	4,715,000	5,102,243
	Series B, 5.00% due 1/1/2021	5,000,000	5,229,300
	North Carolina Municipal Power Agency (Catawba Electric) ETM,
	Series A,
	4.00% due 1/1/2020	945,000	951,303
[e]	5.00% due 1/1/2020	280,000	282,556
	North Carolina Municipal Power Agency (Catawba Electric),
	Series A,
	4.00% due 1/1/2020	605,000	608,933
	5.00% due 1/1/2020	720,000	726,444
	Series B, 4.00% due 1/1/2022	1,000,000	1,058,030
	North Carolina Turnpike Authority 5.00% due 1/1/2024	475,000	538,218
	North Carolina Turnpike Authority, 5.00% due 1/1/2023 - 1/1/2029	12,655,000	15,285,804
	State of North Carolina (State Capital Projects and Correctional Facilities), Series B, 5.00% due 11/1/2019	23,635,000	23,705,432
[b]	University of North Carolina at Chapel Hill, Series A, 1.75% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	40,500,000	40,510,125
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2022	945,000	1,020,231
	North Dakota — 0.2%
	County of Mckenzie, 5.00% due 8/1/2020 - 8/1/2023	8,285,000	8,921,177
	County of McKenzie, 5.00% due 8/1/2022	1,425,000	1,560,603
	County of Ward (Insured: AGM), 4.00% due 4/1/2020	2,445,000	2,475,783
	Ohio — 3.7%
	Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center), 5.00% due 11/15/2021	1,000,000	1,072,770
	American Municipal Power, Inc. (AMP Fremont Energy Center), 5.00% due 2/15/2020 - 2/15/2022	5,915,000	6,241,188
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	3,118,732
	City of Akron (Community Learning Centers), 5.00% due 12/1/2021	4,120,000	4,446,180
	City of Akron (Various Municipal Capital Projects) GO, Series A, 5.00% due 12/1/2019	1,685,000	1,695,194
	City of Cleveland (City Capital Projects; Insured: AMBAC) GO, 5.50% due 10/1/2019	1,260,000	1,260,000
	City of Cleveland (Cleveland Stadium) COP, 4.75% due 11/15/2020	2,000,000	2,070,720
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	3.00% due 12/1/2020 - 12/1/2021	2,980,000	3,077,693
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	7,369,217
	5.00% due 12/1/2025 - 12/1/2026	7,165,000	8,673,186
	City of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	2,035,000	2,182,110
	City of Cleveland (Parks & Recreation Facilities),
	4.00% due 10/1/2019	520,000	520,000
	5.00% due 10/1/2020 - 10/1/2023	3,375,000	3,699,021
	City of Cleveland (Police & Fire Pension Payment), 5.00% due 5/15/2020 - 5/15/2021	2,355,000	2,436,159
	City of Cleveland (Public Facilities Improvements),
[e]	5.00% due 10/1/2025	535,000	643,214
	5.00% due 10/1/2026 - 10/1/2028	2,320,000	2,907,951
	City of Cleveland (Public Facilities),
	4.00% due 10/1/2019	600,000	600,000
	5.00% due 10/1/2020 - 10/1/2023	2,570,000	2,843,555
	City of Toledo (Water System Improvements), 5.00% due 11/15/2019 - 11/15/2023	11,265,000	12,085,141
	Cleveland Package Facilities (Insured: AGM) ETM, 5.25% due 9/15/2021	965,000	1,036,700
	Cleveland State University (Campus Capital Projects), 5.00% due 6/1/2020 - 6/1/2022	3,700,000	3,928,634
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2019	2,000,000	2,000,000
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2019 - 12/1/2024	29,470,000	32,978,774
[c]	County of Franklin (Trinity Health Corp. Obligated Group), 1.35% due 12/1/2046 (put 11/1/2019)	15,000,000	14,997,750
	County of Hamilton, Series A, 5.00% due 12/1/2019 - 12/1/2020	4,200,000	4,269,738
	County of Scioto (Southern Ohio Medical Center),
[e]	5.00% due 2/15/2024	1,640,000	1,864,221
Annual Report  |  19

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	5.00% due 2/15/2025	$ 1,695,000	$ 1,975,421
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center), 5.00% due 12/1/2021 - 12/1/2024	2,500,000	2,803,920
	Ohio Turnpike & Infrastructure Commission, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	18,318,627
	RiverSouth Authority (RiverSouth Area Redevelopment), 5.00% due 12/1/2019	2,500,000	2,515,250
	State of Ohio (Cultural and Sports Capital Facilities), Series A, 5.00% due 10/1/2020	3,845,000	3,987,073
	State of Ohio (Major New Street Infrastructure Project),
	Series 1,
	4.00% due 12/15/2019	1,000,000	1,005,510
	5.00% due 12/15/2020 - 12/15/2021	3,500,000	3,747,040
	Series 2016-1, 5.00% due 12/15/2020 - 12/15/2026	2,000,000	2,274,370
	State of Ohio GO, Series V, 5.00% due 5/1/2021 - 5/1/2028	46,260,000	53,380,274
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2019 - 12/1/2023	8,515,000	8,738,518
	Oklahoma — 0.6%
	Canadian County Educational Facilities Authority (Mustang Public Schools),
	4.50% due 9/1/2020	2,690,000	2,768,413
[e]	4.50% due 9/1/2021	2,290,000	2,425,362
	5.00% due 9/1/2027	1,000,000	1,215,220
	Cleveland County Educational Facilities Authority (Moore Public Schools), 5.00% due 6/1/2023	5,355,000	6,026,999
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	5,417,739
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023	325,000	368,456
	Oklahoma County Finance Authority (Midwest City Public Service), 5.00% due 10/1/2022 - 10/1/2026	3,200,000	3,690,590
	Oklahoma County Finance Authority (Western Heights Public Schools), 5.00% due 9/1/2020	2,000,000	2,065,500
	Tulsa County Industrial Authority (Broken Arrow Public Schools), 4.50% due 9/1/2020 - 9/1/2021	10,360,000	10,936,471
	Tulsa County Industrial Authority, 5.00% due 9/1/2020 - 9/1/2022	4,215,000	4,506,666
	Oregon — 0.3%
	Hillsboro School District No. 1J (School Capital Improvements) (State Aid Withholding) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	11,262,720
	Polk County Dallas School District No. 2 (Capital Improvements) GO, Zero Coupon due 6/15/2021	1,475,000	1,438,332
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,581,684
	Pennsylvania — 5.3%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2020 - 3/1/2025	2,195,000	2,508,452
	Allegheny County Hospital Development Authority, 5.00% due 7/15/2028 - 7/15/2029	7,425,000	9,481,240
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	22,131,718
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,216,610
	Altoona Area School District (Insured: AGM) (State Aid Withholding) GO, 3.00% due 12/1/2022	1,335,000	1,396,944
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	35,265,125
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 10/1/2020 - 8/1/2025	12,200,000	13,918,473
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2024 - 10/1/2026	5,455,000	6,547,838
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025 - 8/1/2026	25,130,000	30,403,676
	City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,217,315
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	1,039,991
	Commonwealth of Pennsylvania (Capital Facilities Projects) GO, 5.00% due 3/15/2022	12,485,000	13,587,301
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	49,450,000	57,623,874
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM), 4.00% due 12/15/2020 - 12/15/2022	1,785,000	1,897,020
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
	Series A,
	5.00% due 12/15/2023	2,680,000	3,040,112
	5.25% due 12/15/2024	4,770,000	5,448,628
	Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2021 - 11/15/2024	11,840,000	13,232,269
	Luzerne County Industrial Development Authority (Insured: AGM) GO, 5.00% due 12/15/2020 - 12/15/2027	6,545,000	7,296,730
	Monroeville Finance Authority (University of Pittsburgh Medical Center),
	5.00% due 2/15/2021	2,400,000	2,519,424
[e]	5.00% due 2/15/2022	1,250,000	1,355,450
	Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	3,000,000	3,272,340
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2026 - 9/1/2029	4,140,000	5,134,638
	Northampton Borough Municipal Authority (Water System; Insured: AGM),
	3.00% due 5/15/2023	1,255,000	1,299,942
	4.00% due 5/15/2021 - 5/15/2022	1,685,000	1,780,327
	Pennsylvania Economic Development Financing Authority, Series A, 5.00% due 11/15/2026	2,310,000	2,844,950
	Pennsylvania Higher Educational Facilities Authority (Saint Joseph’s University), Series A, 5.00% due 11/1/2023	1,075,000	1,114,248
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing) ETM, 4.00% due 10/1/2022	2,075,000	2,177,069
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,260,840
	Pennsylvania Higher Educational Facilities Authority (University of Pittsburgh Medical Center), Series E, 5.00% due 5/15/2020	5,100,000	5,214,699
[c]	Pennsylvania State University, Series B-REMK 06/01/18, 1.58% due 6/1/2031 (put 6/1/2020)	12,500,000	12,506,500
20   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Pennsylvania Turnpike Commission, Series A-1, 5.00% due 12/1/2022 - 12/1/2027	$ 5,050,000	$ 6,131,153
	Philadelphia Authority for Industrial Development (Mast Charter School) ETM, 5.00% due 8/1/2020	115,000	118,375
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2024 - 5/1/2028	2,975,000	3,607,642
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2021 - 4/1/2027	7,850,000	8,989,713
	Philadelphia School District (State Aid Withholding) GO, Series E, 5.25% due 9/1/2021	2,265,000	2,343,663
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,865,341
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	8,310,666
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,723,211
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 5.00% due 9/15/2022 - 9/15/2024	4,790,000	5,353,891
	Series B, 5.00% due 9/15/2023	470,000	530,348
	Series C, 4.00% due 9/15/2020 - 9/15/2021	3,065,000	3,170,813
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,843,906
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2022 - 6/1/2028	7,705,000	9,316,781
	Rhode Island — 1.5%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities),
	Series B,
	5.00% due 10/1/2019 - 10/1/2023	7,210,000	7,857,934
[e]	5.00% due 10/1/2021	2,000,000	2,147,900
	Rhode Island Convention Center Authority (Convention Center and Parking Projects), 5.00% due 5/15/2020	5,890,000	6,020,228
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2020 - 9/15/2023	2,150,000	2,361,383
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2020 - 9/15/2025	1,320,000	1,475,953
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
	5.00% due 8/1/2020 - 8/1/2022	34,725,000	37,126,398
	Series A, 5.00% due 10/1/2019	5,000,000	5,000,000
	Series B, 4.00% due 10/15/2020 - 10/15/2022	3,200,000	3,369,894
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, Series C, 5.00% due 4/1/2022	2,020,000	2,196,326
	State of Rhode Island and Providence Plantations (Information Technology) COP, 5.00% due 11/1/2024	3,010,000	3,516,402
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2019 - 10/1/2023	7,575,000	8,187,250
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2020 - 10/1/2023	10,270,000	11,177,006
	South Carolina — 0.7%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2021 - 3/1/2025	4,750,000	5,346,932
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2020 - 12/1/2024	3,550,000	4,000,169
	Charleston County (South Aviation Ave. Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,842,997
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2020 - 9/1/2025	2,860,000	3,201,418
[b]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 1.807% (LIBOR 1 Month + 0.37%) due 1/1/2035 (put 1/1/2022)	17,800,000	17,816,020
	Greenwood County (Self Regional Healthcare), Series B, 5.00% due 10/1/2022	1,000,000	1,087,290
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2021 - 12/1/2025	5,320,000	6,024,443
	South Dakota — 0.1%
	South Dakota Building Authority, Series B, 5.00% due 6/1/2022 - 6/1/2024	1,500,000	1,679,785
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2021	1,670,000	1,775,177
	South Dakota Health & Educational Facilities Authority (Regional Health) ETM, 5.00% due 9/1/2020	1,000,000	1,033,680
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2021 - 11/1/2025	2,825,000	3,233,128
	Tennessee — 0.4%
	Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	6,000,000	6,040,800
	State of Tennessee GO,
	Series A, 5.00% due 8/1/2020	2,000,000	2,061,740
	Series B, 5.00% due 8/1/2020	2,000,000	2,061,740
	Tennessee Energy Acquisition Corp. (The Gas Project),
	Series A,
[c]	4.00% due 5/1/2048 (put 5/1/2023)	13,750,000	14,703,012
	5.25% due 9/1/2023	1,025,000	1,152,592
	Tennessee Energy Acquisition Corp., Series A, 5.25% due 9/1/2020	1,190,000	1,227,247
	Texas — 13.3%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), 5.00% due 1/1/2021 - 1/1/2027	3,680,000	4,167,106
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2022 - 2/15/2027	7,355,000	8,596,403
	Cities of Dallas and Fort Worth (DFW International Airport Terminal Renewal & Improvement Program), Series D, 5.25% due 11/1/2023	3,000,000	3,252,270
	City of Austin (Water and Wastewater System),
	5.00% due 11/15/2022	1,940,000	2,092,174
	5.00% due 11/15/2022 (pre-refunded 11/15/2021)	700,000	752,739
Annual Report  |  21

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	$ 7,500,000	$ 8,499,675
	City of Beaumont GO, 5.00% due 3/1/2022 - 3/1/2026	3,930,000	4,559,913
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
	5.00% due 9/1/2022	1,300,000	1,427,660
	Series A, 5.00% due 9/1/2020 - 9/1/2023	5,400,000	5,897,246
	City of Bryan (Electric System Improvements), 5.00% due 7/1/2026	535,000	652,791
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2022 - 2/15/2025	5,500,000	6,259,540
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2021 - 2/15/2026	22,605,000	25,813,309
	Series A, 5.00% due 2/15/2024	10,235,000	11,470,262
	City of Dallas GO, 5.00% due 2/15/2022 - 2/15/2023	18,955,000	20,565,044
	City of Houston (Combined Utility System),
	Series C,
[b]	1.792% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	23,525,000	23,526,176
	5.00% due 5/15/2022 - 5/15/2024	14,695,000	16,735,344
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	20,012,282
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2020 - 9/1/2024	3,965,000	4,351,707
	City of Houston (Convention & Entertainment Facilities; Insured: AGM/AMBAC), Series B, Zero Coupon due 9/1/2020	3,650,000	3,601,455
	City of Houston (Convention & Entertainment), 5.00% due 9/1/2025 - 9/1/2029	6,415,000	7,966,126
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2020 - 3/1/2028	62,905,000	72,434,292
	City of Laredo (Acquire & Purchase Personal Property) GO,
[e]	5.00% due 2/15/2020	735,000	744,974
	5.00% due 2/15/2021 - 2/15/2026	5,280,000	6,020,977
	City of Laredo (City Infrastructure Improvements) GO,
	Series A,
	4.00% due 2/15/2020	110,000	111,089
	5.00% due 2/15/2021 - 2/15/2027	2,875,000	3,389,114
	City of Laredo (Sports Venues; Insured: AGM), 5.00% due 3/15/2021 - 3/15/2024	4,400,000	4,809,524
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2020 - 2/15/2025	41,750,000	46,885,068
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,550,420
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2020 - 12/1/2021	4,620,000	4,839,048
	City of San Antonio (CPS Energy), 5.25% due 2/1/2024	7,000,000	8,148,910
	City of San Antonio (Electric and Gas Systems),
[c]	Series A, 2.25% due 2/1/2033 (put 12/1/2019)	4,655,000	4,661,005
[c]	Series C, 3.00% due 12/1/2045 (put 12/1/2019)	5,200,000	5,213,052
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	3,700,000	4,353,368
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,599,118
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	4,000,000	4,230,080
	Clifton Higher Education Finance Corp. (IDEA Public Schools), 5.00% due 8/15/2023	1,100,000	1,179,574
	Corpus Christi Business and Job Development Corp. (Seawall Project), 5.00% due 3/1/2021	625,000	657,013
	Cypress-Fairbanks Independent School District (Guaranty: PSF) ISD GO,
[c]	Series A-2- REMK, 1.25% due 2/15/2036 (put 8/15/2022)	5,500,000	5,464,525
[c]	Series B-3- REMK, 1.25% due 2/15/2040 (put 8/15/2022)	7,000,000	6,954,850
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2020 - 2/15/2027	16,485,000	18,889,805
	Dallas Independent School District (Guaranty: PSF) ISD GO,
	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	760,000	824,836
[c]	5.00% due 2/15/2036 (put 2/15/2022)	3,155,000	3,408,851
[c]	Dallas Independent School District (Guaranty: PSF) ISD, 5.00% due 2/15/2036 (pre-refunded 2/15/2022)	60,000	65,192
	Grayson County (State Highway Toll System) GO,
	4.00% due 1/1/2020	2,000,000	2,013,500
	5.00% due 1/1/2022	3,000,000	3,239,550
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2019 - 10/1/2025	6,485,000	7,039,414
	Harris County (Flood Control), 5.00% due 10/1/2025 - 10/1/2027	14,305,000	17,903,308
	Harris County (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	11,269,509
	Harris County (Texas Permanent Improvement) GO,
	Series A, 5.00% due 10/1/2025 - 10/1/2027	11,565,000	14,484,120
	Series B, 5.00% due 10/1/2019 - 10/1/2020	1,200,000	1,218,270
[b,f]	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series B-REM, 1.955% (MUNIPSA + 0.38%) due 6/1/2032 (put 4/1/2021)	21,375,000	21,366,877
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health), Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	7,513,012
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2020 - 11/15/2027	5,825,000	6,887,370
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center Central Heating & Cooling Services Corp.), Series A, 5.00% due 11/15/2019	1,000,000	1,004,290
22   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center; LOC JP Morgan Chase Bank, N.A.), Series B-2, 1.77% due 9/1/2031 (put 10/1/2019)	$ 330,000	$ 330,000
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center; LOC JPMorgan Chase Bank, N.A.), Series B-1, 1.77% due 9/1/2031 (put 10/1/2019)	5,325,000	5,325,000
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	23,315,000	26,646,722
	Hays County GO, 5.00% due 2/15/2022 - 2/15/2025	4,050,000	4,580,927
	Houston Airport System Revenue,
	Series B, 5.00% due 7/1/2020 - 7/1/2028	10,380,000	12,548,639
	Series D, 5.00% due 7/1/2027	3,355,000	4,202,171
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.) ETM, Series A, 5.875% due 5/15/2021	615,000	642,903
	Houston Higher Education Finance Corp. (KIPP, Inc.; Guaranty: PSF),
[e]	5.00% due 8/15/2021	300,000	319,911
	5.00% due 8/15/2022	1,185,000	1,301,035
	Houston Independent School District (Guaranty: PSF) ISD,
[c]	2.40% due 6/1/2030 (put 6/1/2021)	4,000,000	4,058,920
[c]	Series A-1B, 2.20% due 6/1/2039 (put 6/1/2020)	7,715,000	7,749,486
[c]	Houston Independent School District (Insured: PSF-GTD) GO, Series B-REM, 2.40% due 6/1/2036 (put 6/1/2021)	1,725,000	1,750,409
	Katy (Educational Facilities Improvements; Guaranty: PSF) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	11,412,736
	Keller (Guaranty: PSF) ISD GO, Series A, 5.00% due 8/15/2023	1,715,000	1,950,109
	La Salle County (Insured: AGM) GO, 5.00% due 3/1/2022 - 3/1/2028	18,885,000	22,590,820
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2020 - 8/1/2024	3,340,000	3,636,180
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	8,020,000	8,755,675
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	60,104
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2022 - 11/1/2028	18,750,000	22,825,401
	Series D, 5.00% due 11/1/2019 - 11/1/2027	12,880,000	14,366,216
	New Caney (Guaranty: PSF) ISD GO, 5.00% due 2/15/2024	865,000	955,868
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2020 - 12/15/2026	6,490,000	7,523,866
	North Texas Tollway Authority (North Texas Tollway System), Series A 5.00% due 1/1/2026 - 1/1/2029	7,550,000	9,462,332
[c]	Pflugerville Independent School District (Guaranty: PSF) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	2,750,000	2,810,802
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2026 - 8/1/2027	2,100,000	2,618,452
	Round Rock (Educational Facilities Improvements; Guaranty: PSF) ISD GO, 5.00% due 8/1/2020 - 8/1/2026	3,245,000	3,678,772
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019 - 10/1/2021	5,390,000	5,516,841
	San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2020	915,000	946,952
	San Antonio Water System Series A 5.00% due 5/15/2020 - 5/15/2023	1,080,000	1,149,610
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.125% due 8/15/2020	300,000	307,062
	State of Texas (Trans), 4.00% due 8/27/2020	106,500,000	109,049,610
[a]	Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group; LOC TD Bank, N.A.), 1.77% due 11/15/2050 (put 10/1/2019)	2,725,000	2,725,000
	Tarrant Regional Water District,
	Series A,
	2.00% due 3/1/2020	800,000	802,464
	5.00% due 3/1/2021 - 3/1/2027	8,850,000	10,352,580
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2022 - 8/15/2024	2,130,000	2,415,592
	Texas Transportation Commission (Highway Improvements) GO, 5.00% due 4/1/2022 - 4/1/2024	10,380,000	11,743,725
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,914,445
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM),
[e]	4.00% due 1/10/2020	520,000	523,734
	4.00% due 1/10/2021	445,000	458,675
	5.00% due 1/10/2022 - 1/10/2024	1,275,000	1,415,628
	U. S. Virgin Islands — 0.0%
	Virgin Islands Public Finance Authority (Diageo Project), 6.75% due 10/1/2019	1,750,000	1,750,000
	Utah — 1.8%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA Barclays Bank plc), Series C, 1.75% due 5/15/2037 (put 10/1/2019)	13,165,000	13,165,000
[a]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series A, 1.75% due 5/15/2037 (put 10/1/2019)	9,120,000	9,120,000
[c]	County of Utah, (IHC Health Services, Inc. Obligated Group), Series B, 5.00% due 5/15/2056 (put 8/1/2022)	7,500,000	8,168,025
	County of Weber (IHC Health Services, Inc. Obligated Group; SPA The Bank of NY Mellon),
[a]	Series A, 1.75% due 2/15/2031 (put 10/1/2019)	16,690,000	16,690,000
[a]	Series C, 1.75% due 2/15/2035 (put 10/1/2019)	19,715,000	19,715,000
	Utah State Board of Regents (Insured; Natl-Re), Series A, 5.50% due 4/1/2029	30,365,000	39,108,905
Annual Report  |  23

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Utah Transit Authority (Integrated Mass Transit System), Series A-SUB, 5.00% due 6/15/2022 - 6/15/2025	$ 3,545,000	$ 4,091,888
	Vermont — 0.2%
	Vermont (Vermont Public Service Corp.) EDA, 5.00% due 12/15/2020	14,250,000	14,768,130
	Virginia — 0.2%
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	5,500,000	5,879,775
	5.00% due 5/15/2022	5,000,000	5,473,550
	Washington — 2.6%
	Clark County School District No 37 Vancouver (State Aid Withholding) GO, 5.00% due 12/1/2026 - 12/1/2029	5,150,000	6,688,051
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2020 - 7/1/2025	6,850,000	7,413,544
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2019 - 12/1/2023	9,085,000	9,826,725
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2019 - 12/1/2022	10,035,000	10,731,047
	Skagit County Public Hospital District No. 1 (Skagit Regional Health), Series A, 5.00% due 12/1/2019 - 12/1/2023	3,245,000	3,469,705
	Skagit County Public Hospital District No. 2 (Island Hospital) GO,
	4.00% due 12/1/2019 - 12/1/2021	3,000,000	3,087,850
	5.00% due 12/1/2022	1,700,000	1,883,549
	State of Washington (Capital Projects) GO, Series R-G-Ref, 5.00% due 7/1/2025	10,475,000	12,433,511
	State of Washington (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re) GO, Series F, Zero Coupon due 12/1/2019	3,030,000	3,023,213
	State of Washington (State and Local Agency Real and Personal Property Projects) (Insured: State Intercept) COP, 5.00% due 7/1/2020 - 7/1/2022	9,415,000	10,002,062
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	21,579,604
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2025 - 2/1/2029	50,385,000	62,822,984
	Tacoma School District No.10 (Pierce County Capital Projects) (State Aid Withholding) GO, 5.00% due 12/1/2019 - 12/1/2020	4,500,000	4,617,835
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center) ETM, 4.75% due 7/1/2020	1,000,000	1,025,700
	West Virginia — 0.5%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	15,000,000	15,493,650
	West Virginia Economic Development Authority, (Appalachian Power Co.),
[c]	2.625% due 12/1/2042 (put 6/1/2022)	6,000,000	6,170,160
[c]	Series A, 2.625% due 12/1/2042 (put 6/1/2022)	2,500,000	2,570,900
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2020 - 4/1/2022	3,500,000	3,702,850
	Wisconsin — 1.3%
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[c]	5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	11,679,661
[c]	5.00% due 8/15/2054 (put 1/26/2022)	9,520,000	10,300,925
[c]	5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	18,818,220
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare, Inc.) ETM,
[e]	5.00% due 7/1/2020	730,000	749,841
	5.00% due 7/1/2020	1,380,000	1,417,508
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System),
	5.00% due 11/15/2025 - 11/15/2026	3,235,000	3,944,057
[c]	5.00% due 11/15/2043 (put 6/1/2021)	10,000,000	10,593,300
[d]	Wisconsin Health & Educational Facilities Authority (Marquette University), 5.00% due 10/1/2023 - 10/1/2026	1,575,000	1,870,358
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2020 - 8/15/2022	5,250,000	5,559,885
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,109,940
	Wisconsin Housing & Economic Development Authority (Collateralized: FNMA),
	Series C,
	1.65% due 9/1/2026	1,615,000	1,585,462
	1.70% due 3/1/2027	1,605,000	1,576,848
	1.75% due 9/1/2027	1,645,000	1,615,193
	1.80% due 3/1/2028	1,660,000	1,627,431
	1.85% due 9/1/2028	1,680,000	1,648,702
	1.95% due 3/1/2029	1,695,000	1,662,812
	WPPI Energy (Power Supply System), Series A, 5.00% due 7/1/2021	4,100,000	4,358,956
	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	2,157,456
	Total Investments — 99.2% (Cost $5,912,944,183)		$6,084,463,696
	Other Assets Less Liabilities — 0.8%		50,229,694
	Net Assets — 100.0%		$6,134,693,390
24   |  Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
c	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2019.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $21,366,877, representing 0.35% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District
See notes to financial statements.
Annual Report  |  25

Statement of Assets and Liabilities
Thornburg Limited Term Municipal Fund  |  September 30, 2019
ASSETS
Investments at value (cost $5,912,944,183) (Note 3)	$ 6,084,463,696
Cash	49,993
Receivable for investments sold	15,668,731
Receivable for fund shares sold	10,254,306
Interest receivable	64,461,104
Prepaid expenses and other assets	214,278
Total Assets	6,175,112,108
Liabilities
Payable for investments purchased	27,297,564
Payable for fund shares redeemed	8,837,354
Payable to investment advisor and other affiliates (Note 4)	2,156,782
Accounts payable and accrued expenses	1,125,655
Dividends payable	1,001,363
Total Liabilities	40,418,718
Net Assets	$ 6,134,693,390
NET ASSETS CONSIST OF
Distributable earnings	$ 137,399,646
Net capital paid in on shares of beneficial interest	5,997,293,744
$ 6,134,693,390
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($915,684,656 applicable to 63,345,546 shares of beneficial interest outstanding - Note 5)	$ 14.46
Maximum sales charge, 1.50% of offering price	0.22
Maximum offering price per share	$ 14.68
Class C Shares:
Net asset value and offering price per share* ($325,144,050 applicable to 22,452,642 shares of beneficial interest outstanding - Note 5)	$ 14.48
Class I Shares:
Net asset value, offering and redemption price per share ($4,893,864,684 applicable to 338,511,183 shares of beneficial interest outstanding - Note 5)	$ 14.46

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
26  |  Annual Report

Statement of Operations
Thornburg Limited Term Municipal Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Interest income (net of premium amortized of $100,876,382)	$ 154,433,852
EXPENSES
Investment advisory fees (Note 4)	16,679,954
Administration fees (Note 4)
Class A Shares	867,255
Class C Shares	346,861
Class I Shares	4,222,779
Distribution and service fees (Note 4)
Class A Shares	2,469,231
Class C Shares	1,974,882
Transfer agent fees
Class A Shares	631,253
Class C Shares	227,863
Class I Shares	3,464,049
Registration and filing fees
Class A Shares	31,722
Class C Shares	20,954
Class I Shares	101,385
Custodian fees	304,333
Professional fees	153,826
Trustee and officer fees (Note 4)	392,251
Other expenses	389,229
Total Expenses	32,277,827
Net Investment Income	$ 122,156,025
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(11,356,119)
Net change in unrealized appreciation (depreciation) on investments	165,364,756
Net Realized and Unrealized Gain	154,008,637
Net Increase in Net Assets Resulting from Operations	$ 276,164,662
See notes to financial statements.
Annual Report  |  27

Statements of Changes in Net Assets
Thornburg Limited Term Municipal Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 122,156,025	$ 128,531,531
Net realized gain (loss) on investments	(11,356,119)	2,140,529
Net change in unrealized appreciation (depreciation) on investments	165,364,756	(166,568,493)
Net Increase (Decrease) in Net Assets Resulting from Operations	276,164,662	(35,896,433)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(17,773,721)	(19,574,441)
Class C Shares	(6,148,179)	(7,623,811)
Class I Shares	(98,235,022)	(101,333,279)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(146,463,605)	(248,125,740)
Class C Shares	(135,672,142)	(142,631,526)
Class I Shares	(315,109,295)	(52,452,302)
Net Decrease in Net Assets	(443,237,302)	(607,637,532)
NET ASSETS
Beginning of Year	6,577,930,692	7,185,568,224
End of Year	$ 6,134,693,390	$ 6,577,930,692
See notes to financial statements.
28   |  Annual Report

Notes to Financial Statements
Thornburg Limited Term Municipal Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 5,912,944,183
Gross unrealized appreciation on a tax basis	173,064,267
Gross unrealized depreciation on a tax basis	(1,544,754)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 171,519,513
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $11,325,459. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $21,890,240 (of which $17,014,543 are short-term and $4,875,697 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2019, the Fund had $97,195 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2019 and September 30, 2018 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Tax exempt income	$ 122,138,207	$ 128,508,169
Ordinary income	18,715	23,362
Total	$ 122,156,922	$ 128,531,531
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain
30   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 6,084,463,696	$ —	$ 6,084,463,696	$ —
Total Investments in Securities	$ 6,084,463,696	$ —	$ 6,084,463,696	$ —
Total Assets	$ 6,084,463,696	$ —	$ 6,084,463,696	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the year ended September 30, 2019 was 0.269% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $4,757 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $16,032 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.
32   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.64%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had transactions with affiliated funds of $69,584,662 in purchases and $52,002,706 in sales generating realized losses of $121,182.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	13,658,346	$ 195,633,417	10,903,871	$ 155,220,953
Shares issued to shareholders in reinvestment of dividends	1,149,701	16,469,051	1,276,035	18,129,763
Shares repurchased	(25,081,271)	(358,566,073)	(29,617,720)	(421,476,456)
Net decrease	(10,273,224)	$ (146,463,605)	(17,437,814)	$ (248,125,740)
Class C Shares
Shares sold	1,605,055	$ 22,970,017	1,992,579	$ 28,459,923
Shares issued to shareholders in reinvestment of dividends	376,902	5,404,463	472,032	6,719,090
Shares repurchased	(11,422,496)	(164,046,622)	(12,478,365)	(177,810,539)
Net decrease	(9,440,539)	$ (135,672,142)	(10,013,754)	$ (142,631,526)
Class I Shares
Shares sold	104,092,829	$ 1,488,791,962	100,614,374	$ 1,432,688,087
Shares issued to shareholders in reinvestment of dividends	6,098,914	87,365,336	6,390,337	90,797,213
Shares repurchased	(132,701,949)	(1,891,266,593)	(110,796,332)	(1,575,937,602)
Net decrease	(22,510,206)	$ (315,109,295)	(3,791,621)	$ (52,452,302)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,181,266,814 and $1,483,617,633, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s
Annual Report  |  33

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019
contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
34   |  Annual Report

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Annual Report  |  35

Financial Highlights
Thornburg Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	(0.26)	$ 14.46
2018	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	$ 14.10
2017	$ 14.63	0.23	(0.20)	0.03	(0.23)	—	(0.23)	$ 14.43
2016	$ 14.52	0.22	0.11	0.33	(0.22)	—	(0.22)	$ 14.63
2015	$ 14.58	0.23	(0.06)	0.17	(0.23)	—	(0.23)	$ 14.52
CLASS C SHARES
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	(0.22)	$ 14.48
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	(0.20)	$ 14.12
2017	$ 14.66	0.20	(0.20)	—	(0.20)	—	(0.20)	$ 14.46
2016	$ 14.55	0.19	0.11	0.30	(0.19)	—	(0.19)	$ 14.66
2015	$ 14.60	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$ 14.55
CLASS I SHARES
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	(0.29)	$ 14.46
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	(0.28)	$ 14.10
2017	$ 14.64	0.28	(0.21)	0.07	(0.28)	—	(0.28)	$ 14.43
2016	$ 14.53	0.27	0.11	0.38	(0.27)	—	(0.27)	$ 14.64
2015	$ 14.58	0.27	(0.05)	0.22	(0.27)	—	(0.27)	$ 14.53

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
36  |  Annual Report

Financial Highlights, Continued
Thornburg Limited Term Municipal Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

1.80	0.69	0.69	4.41	21.22	$ 915,684
1.67	0.71	0.71	(0.64)	16.29	$ 1,037,769
1.62	0.73	0.73	0.24	17.56	$ 1,314,094
1.54	0.72	0.72	2.32	14.53	$ 1,697,329
1.56	0.73	0.73	1.15	18.56	$ 1,700,127

1.56	0.94	0.94	4.16	21.22	$ 325,144
1.43	0.95	0.95	(0.94)	16.29	$ 450,402
1.38	0.97	0.97	0.01	17.56	$ 605,898
1.30	0.96	0.96	2.07	14.53	$ 741,637
1.32	0.96	0.96	0.98	18.56	$ 730,395

2.04	0.45	0.45	4.67	21.22	$ 4,893,865
1.95	0.43	0.43	(0.36)	16.29	$ 5,089,760
1.93	0.42	0.42	0.49	17.56	$ 5,265,576
1.85	0.41	0.41	2.64	14.53	$ 5,506,166
1.88	0.41	0.41	1.54	18.56	$ 4,832,467
Annual Report  |  37

Report of Independent Registered Public Accounting Firm
Thornburg Limited Term Municipal Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Limited Term Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Limited Term Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
38   |  Annual Report

Expense Example
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,017.45	$3.44
Hypothetical*	$1,000.00	$1,021.66	$3.45
CLASS C SHARES
Actual	$1,000.00	$1,015.49	$4.70
Hypothetical*	$1,000.00	$1,020.41	$4.71
CLASS I SHARES
Actual	$1,000.00	$1,018.65	$2.23
Hypothetical*	$1,000.00	$1,022.86	$2.23

†	Expenses are equal to the annualized expense ratio for each class (A: 0.68%; C: 0.93%; I: 0.44%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  39

Trustees and Officers
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
40   |  Annual Report

Trustees and Officers, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  41

Trustees and Officers, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
42   |  Annual Report

Other Information
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Fund of $122,138,207 (or the maximum allowed) are tax exempt dividends and $18,715 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s
Annual Report  |  43

Other Information, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, fifteen-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions.
The Trustees considered explanations from the Advisor respecting performance of the Fund in some recent periods that had compared less favorably to some comparative measures, together with the reports they had received from the Advisor throughout the year, the effects of market and economic conditions, the investment decisions by the Advisor in view of the Fund’s strategies, and the fact that the Fund’s investment performance compared more favorably to certain other comparative measures. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives.
Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and
44   |  Annual Report

Other Information, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and comparable to the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the two peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  45

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
46  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  47

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH858

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Intermediate Municipal Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
October 18, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares increased 53 cents to $14.31 per share during the fiscal year ended September 30, 2019. The Class I shares of your Fund underperformed the index with a 6.66% total return for the fiscal year ended September 30, 2019, compared to the 8.14% total return for the ICE BofA Merrill Lynch 3-15 Year Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors. The impact of the Fund’s 0.65 years shorter duration detracted 0.625%. The Fund’s sector allocations detracted 0.057%, while other risk factors detracted 0.088%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
Since the last annual letter published in November 2018, the municipal market and its investors have experienced one of the great rallies in the market’s history, driven by the largest amount of inflows into municipal bond mutual funds on record. Mutual funds have experienced positive inflows every week of 2019, with the aggregate amounting to more than $70 billion. During that time, the 10-year Thomson Reuters Municipal Market Data (MMD) AAA Curve has fallen from a high of 2.80% in early November 2018 to an all-time low of 1.22% in late August 2019, only to settle around 1.45% at the time of this writing. The decrease in yields and the insatiable demand from retail mutual fund investors has led to appreciating bond prices that have accounted for a large portion of the returns the market inked over the last 12 months.
While the increase in the price of the investments has been great to watch, municipal investors find themselves in a tough situation. Does one sell the bonds at high prices? Is it best to pay a capital gain and look for reinvestment opportunities? Or does one hold the bonds? Collect a coupon and reinvest the proceeds knowing that the premium could evaporate if yields spike?
In many cases the answer is contingent on investor goals and risk tolerance. So instead of providing an answer, we would like to present an analysis of market risks that will allow investors to draw their own conclusions.
Municipal Bond Supply and Demand
Municipal investors tend to be overly sensitive to supply trends. The common refrain is that a big supply year is bearish for bond prices and vice versa. While that is generally true, it negates the other half of the equation. Demand, not supply, can be a large driver of total return, and that is exactly what the market has experienced throughout 2019. $70 billion has poured into the municipal market through the end of September 2019, the largest amount of annual inflows on record.
That $70 billion represents roughly 10% of all assets in municipal bond mutual funds. So technical demand, not fundamentals, has been the key driver of asset appreciation. That should be troubling. As investors, we like fundamentals to move asset prices. If you were to invest in Apple, and Apple sells more iPhones, and the firm’s stock appreciates, we would consider that being for the right reasons. When price is driven by factors other than fundamental value, the potential for a reversal tends to be high. Therefore, we would recommend caution when investing in a market where fundamental improvement isn’t the reason for price appreciation.
Municipal Bond Credit Risk
Credit spreads, much like triple-A bond insurers, have all but disappeared from the muni market. That is somewhat of an overstatement, but for some time now credit spreads, especially across the plain vanilla investment grade space, have become virtually commoditized. At the same time, while much has been said surrounding the covenant-lite status of recent corporate debt issuance, little has been said about the phenomenon in the municipal bond market. Credit security packages are getting weaker. Net revenue covenants, liquidity covenants, additional bonds tests and other protections granted to municipal investors are weakening. It is undeniable that municipal investors are taking on more and more credit risk for less and less yield.
State and Local Tax Deduction (SALT)
At least part of the increase in demand for municipal paper has been driven by the changes to the SALT deduction cap. The cap of $10,000 in state and local taxes that are deductible from federal taxes was part of the tax changes that were passed by the Trump administration at the end of 2017. It is estimated that over 10 million taxpayers were unable to write-off some $320 billion in state and local taxes, effectively increasing their tax liability despite a reduction in marginal personal income tax rates. The impact has been the most severe in states with high local and state taxes.
Faced with an ever-increasing tax bill, investors in these high-tax states have flocked to the municipal bond market. In no place is that truer than California. For many investors in the state, investments in the California municipal bond market no longer make economic sense. After adjusting yields for state and local taxes, many California investors would be better off investing in U.S. Treasuries due to the higher after-tax yield. Yet, money continues to flow into the California municipal bond market as investors make these non-economic decisions. Non-economic decision-making is not isolated to the California market, though. It’s evident in many high-tax states.
The Federal Reserve and Monetary Policy
As recently as December 2018, the Federal Reserve seemed bound and determined to push interest rates higher. It took only a few angry tweets and some stock market volatility in the fourth quarter of 2018 for the Fed to put its interest rate hikes

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
on pause, and only seven months for a complete reversal of course. Since the 25 basis point (bps) rate cut in July, the Fed cut again in September and the market is pricing in one more cut before year end.
While monetary policy has been the elixir of choice for a decade running, it has also created a host of problems for fixed income investors. By keeping yields low for the last decade, fixed income investors have been driven out the risk spectrum in search of their income goals. Many have taken on additional duration risk by buying longer-dated bonds, making them more susceptible to interest rate movements.
Other fixed income investors have taken on more credit risk, making them more susceptible to a slowing economy. Others have been forced out of the fixed income market and into the equity markets, which completely changes the risk profile of their investments. This is all being done at a time of all-time low yields and all-time low credit spreads. This situation is hardly sustainable.
The highlighted risks have led us to maintain our present course. The Fund remains higher in credit quality and cash with durations at lower levels. While the latter has impacted total returns as price appreciation has driven total return, the distribution yield, or tax-free monthly income, has held up nicely. Cash has been allowed to build given the flatness of the yield curve and the trade-off in investing in the variable rate demand note (VRDN) market. When opportunities arise, we have ample dry powder to take advantage of dislocations. Until those conditions are met, we are content to manage the Fund in a more conservative fashion commensurate with the risk profile of a municipal bond investor.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 7/22/91)
Without sales charge	6.39%	1.99%	2.36%	3.32%	4.61%
With sales charge	4.28%	1.29%	1.95%	3.11%	4.54%
Class C Shares (Incep: 9/1/94)
Without sales charge	6.02%	1.64%	2.02%	2.99%	3.81%
With sales charge	5.42%	1.64%	2.02%	2.99%	3.81%
Class I Shares (Incep: 7/5/96)	6.66%	2.24%	2.63%	3.62%	4.35%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.42%
SEC Yield	0.92%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.89%; C shares, 1.26%; I shares, 0.63%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Annual Report

Fund Summary
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	479
Effective Duration	4.2 Yrs
Average Maturity	8.3 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
4%	11%	9%	12%	13%	9%	14%	10%	7%	10%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 97.5%
	Alabama — 1.6%
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2021 - 6/1/2026	$ 5,155,000	$ 5,762,773
	East Alabama Health Care Authority (Health Care Facilities Capital Improvements) GO, Series A, 5.00% due 9/1/2027	1,250,000	1,330,637
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2034	3,000,000	3,908,310
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	7,184,160
	Alaska — 0.2%
	Alaska Housing Finance Corp. (State Capital Project) GO, Series A, 5.00% due 12/1/2021 (pre-refunded 12/1/2020)	500,000	521,410
	City of Valdez (BP Pipelines (Alaska), Inc. Project), Series C, 5.00% due 1/1/2021	2,000,000	2,086,380
	Arizona — 2.0%
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2024 - 8/1/2029	2,635,000	2,898,450
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,889,700
	City of Flagstaff (Urban Trail, Street and Utilities Improvements) GO, 4.00% due 7/1/2022 - 7/1/2023	620,000	671,050
	County of Pima (Providence Day School Project) IDA, 5.00% due 12/1/2030	2,000,000	2,062,600
[a]	County of Yavapai, (Waste Management, Inc.) AMT, IDA, 2.80% due 6/1/2027 (put 6/1/2021)	2,000,000	2,039,000
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2033 - 1/1/2037	7,000,000	8,762,920
	Salt Verde Financial Corp. (Gas Supply Acquisition), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	3,180,224
	Arkansas — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 5.00% due 11/1/2031 - 11/1/2034	3,655,000	4,220,778
	California — 5.9%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	4,234,739
	Brentwood Infrastructure Financing Authority (Insured: AGM), 5.00% due 11/1/2026	2,000,000	2,146,700
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	3,020,000	3,383,759
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2022 - 8/15/2033	1,950,000	2,256,769
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2027	5,250,000	5,530,350
	California Educational Facilities Authority (Pitzer College), 5.50% due 4/1/2029 (pre-refunded 4/1/2020)	3,000,000	3,065,280
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,524,720
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.088% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	3,000,000	3,008,190
	Corona-Norco (Insured: AGM) USD COP, Series A, 5.00% due 4/15/2021	1,000,000	1,019,160
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,656,945
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,307,500
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,410,000	1,672,232
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), Series A, 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,944,386
	M-S-R Energy Authority, Series B, 6.125% due 11/1/2029	2,480,000	3,177,450
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,193,551
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	8,000,000	8,698,160
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034	3,000,000	3,546,090
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), Zero Coupon due 7/15/2023	2,065,000	1,936,784
	San Jose Redevelopment Agency (Merged Area Redevelopment Project),
	5.25% due 8/1/2027 (pre-refunded 8/1/2020)	2,400,000	2,482,080
	5.375% due 8/1/2028 (pre-refunded 8/1/2020)	1,175,000	1,216,395
	Saratoga Union School District (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 9/1/2023	900,000	848,475
	State of California (Kindergarten-University Facilities) GO, 5.25% due 9/1/2026	5,000,000	5,383,000
	Turlock Irrigation District,
	Series A,
	5.00% due 1/1/2021	1,005,000	1,014,527
	5.00% due 1/1/2021 (pre-refunded 1/1/2020)	745,000	752,234
	William S. Hart Union High School District (Educational Facilities; Insured: AGM) GO, Series B, Zero Coupon due 9/1/2021	800,000	778,784
	Colorado — 1.2%
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,339,032
	Park Creek Metropolitan District (Insured: AGC), 5.25% due 12/1/2020 (pre-refunded 12/1/2019)	1,120,000	1,127,235
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,550,000	1,738,031
	Regional Transportation District (Public Mass Transportation System) COP,
	Series A,
	5.50% due 6/1/2022	260,000	266,908
	5.50% due 6/1/2022 (pre-refunded 6/1/2020)	2,740,000	2,817,076
	State of Colorado COP, Series A, 5.00% due 9/1/2029 - 9/1/2032	5,205,000	6,527,735
	Connecticut — 2.0%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,990,530
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	15,194,480
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,366,521
	Series E, 5.00% due 9/15/2033	2,650,000	3,274,976
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	District of Columbia — 1.6%
	Metropolitan Airports Authority (Dulles Toll Road; Insured: AGC), Zero Coupon due 10/1/2023 - 10/1/2024	$ 9,890,000	$ 8,993,844
	Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Series A-Dulles Metrorail and capital improvement project, 5.00% due 10/1/2038 - 10/1/2039	3,000,000	3,698,250
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,390,455
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	4,080,912
	Florida — 6.5%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	3,500,000	4,246,110
	Central Florida Expressway Authority, 5.00% due 7/1/2037	1,095,000	1,327,666
	City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,279,346
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027 - 10/1/2036	6,450,000	8,637,322
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2032 - 11/1/2037	3,430,000	4,170,839
	Escambia County (Florida Health Care Facility Loan Program; Insured: AMBAC) HFA ETM, 5.95% due 7/1/2020	260,000	268,895
	Florida State Department of Children & Families (South Florida Evaluation Treatment Center) COP, 5.00% due 10/1/2019	2,255,000	2,255,000
	Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026	1,210,000	1,315,899
	Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	7,189,702
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	6,195,277
	Miami-Dade County (Nicklaus Children’s Hospital), HFA 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,488,925
	Miami-Dade County (Seaport Properties) GO, Series C, 5.00% due 10/1/2023	1,040,000	1,115,889
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,156,930
	Miami-Dade County School Board (Insured: AMBAC) COP, Series D, 5.00% due 10/1/2021	3,035,000	3,256,312
	Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,824,080
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,434,340
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	587,995
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	766,199
	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 5.034% due 10/1/2021	2,000,000	2,064,380
	School Board of Broward County (Educational Facilities and Equipment) COP, Series A, 5.00% due 7/1/2027	2,000,000	2,193,300
	School Board of Broward County (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2030	1,250,000	1,476,275
	Series B, 5.00% due 7/1/2032	2,000,000	2,349,240
	School District of Broward County COP,
	Series A,
	5.00% due 7/1/2026	545,000	599,075
	5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,697,210
[c]	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,742,300
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2028	3,500,000	3,948,000
	Georgia — 2.0%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,617,464
	City of Atlanta (Water & Wastewater System; Insured: AGM),
	Series B,
	5.50% due 11/1/2024	1,740,000	1,745,899
	5.50% due 11/1/2024 (pre-refunded 11/1/2019)	3,260,000	3,271,051
	City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	530,000	576,995
	Clarke County Hospital Authority (Athens Regional Medical Center), 5.00% due 1/1/2023 - 1/1/2026 (pre-refunded 1/1/2022)	5,620,000	6,082,864
	Main Street Natural Gas, Inc. Series A, 5.00% due 5/15/2037	1,975,000	2,626,315
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2035 - 5/15/2036	3,750,000	4,944,992
	Guam — 0.7%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	6,500,000	7,157,740
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,115,570
	Hawaii — 1.1%
	County of Hawaii GO, Series A, 5.00% due 9/1/2033	1,250,000	1,500,837
	State of Hawaii GO,
	Series DZ, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	3,635,000	3,917,767
	Series DZ-2016, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	6,365,000	6,874,327
	Illinois — 9.6%
	Chicago O’Hare International Airport (2015 Airport Projects), Series B, 5.00% due 1/1/2020	1,000,000	1,008,900
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	2,110,037
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	9,777,991
	Chicago O’Hare International Airport, Series D, 5.25% due 1/1/2033	1,500,000	1,663,785
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2027 - 1/1/2029	3,940,000	4,410,030
	Series B,
[c]	5.00% due 1/1/2025	1,000,000	1,127,650
	5.00% due 1/1/2030	3,500,000	3,888,185
	Series D, 5.00% due 1/1/2028	3,450,000	3,862,516
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	$ 9,805,000	$ 11,058,252
	5.25% due 1/1/2034	4,700,000	5,211,642
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	8,980,385
	City of Chicago (Wastewater Transmission System; Insured: AGM), Series B-AGM-CR, 5.00% due 1/1/2034	1,375,000	1,636,773
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	4,250,000	5,023,585
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,270,000	1,623,314
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2025	1,900,000	1,955,708
	Cook County GO, Series A, 5.25% due 11/15/2024	3,000,000	3,123,810
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO ETM, Series D, Zero Coupon due 12/1/2022	2,000,000	1,905,240
	Illinois (Midwest Care Center I, Inc.; Collateralized: GNMA) HFA, 5.70% due 2/20/2021	190,000	190,359
[d]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JP Morgan Chase Bank N.A.), Series A-3, 1.77% due 8/15/2042 (put 10/1/2019)	1,265,000	1,265,000
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,153,890
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,138,930
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	6,437,667
[e]	Knox & Warren Counties Community Unit School District No 205 Galesburg GO, Series B, 5.00% due 12/1/2030 - 12/1/2031	2,655,000	3,226,125
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,084,360
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	7,454,659
	State of Illinois, Series B, 5.00% due 6/15/2030 - 6/15/2032	12,165,000	14,153,128
	Tazewell County School District (Insured: Natl-Re) GO, 9.00% due 12/1/2024	1,205,000	1,605,289
	Village of Tinley Park GO,
	4.00% due 12/1/2021	585,000	615,268
	5.00% due 12/1/2024	870,000	987,380
	Indiana — 2.9%
	Board of Trustees for the Vincennes University, Series J, 5.375% due 6/1/2022	895,000	918,288
	City of Carmel Redevelopment Authority (Performing Arts Center), Zero Coupon due 2/1/2021	2,000,000	1,956,940
	City of Carmel Redevelopment District (Performing Arts Center) COP, Series C, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	2,730,000	2,906,767
[a]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, Series A, 5.00% due 3/1/2046 (put 3/1/2023)	1,000,000	1,106,530
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	9,843,049
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), 5.25% due 4/1/2023	2,000,000	2,243,200
	Indiana Bond Bank (Natural Gas Utility Improvements), Series A, 5.25% due 10/15/2020	5,340,000	5,535,017
	Indiana Finance Authority (Marian University), 5.25% due 9/15/2022 - 9/15/2023 (pre-refunded 9/15/2021)	5,085,000	5,462,815
[d]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA U.S. Bank, N.A.), Series A-3-RMKT, 1.77% due 2/1/2037 (put 10/1/2019)	1,100,000	1,100,000
[d]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA Wells Fargo Bank, N.A.), Series A-2-RMKT, 1.75% due 2/1/2037 (put 10/1/2019)	1,025,000	1,025,000
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2021	605,000	615,588
	Iowa — 0.4%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,629,208
	Kansas — 0.1%
	Kansas (Wichita State University) DFA, Series A, 5.00% due 6/1/2020	575,000	588,622
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2030 - 9/1/2031	640,000	785,193
	Kentucky — 2.0%
[a]	Kentucky Public Energy Authority (Gas Supply System), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	17,500,000	19,356,050
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), 5.25% due 10/1/2026	2,320,000	2,646,354
	Louisiana — 2.2%
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032	6,825,000	8,003,923
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2034 - 12/1/2035	1,500,000	1,833,650
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031	6,100,000	6,867,581
	New Orleans Regional Transit Authority (Insured: AGM), 5.00% due 12/1/2023 - 12/1/2024	2,000,000	2,080,520
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	4,302,026
	Terrebonne Parish Hospital Service District No. 1 (General Medical Center),
	5.00% due 4/1/2028	960,000	972,931
	5.00% due 4/1/2028 (pre-refunded 4/1/2020)	540,000	549,790
	Massachusetts — 1.8%
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	11,271,628
	Massachusetts Bay Transportation Authority (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,358,840
	Massachusetts Development Finance Agency (CareGroup Healthcare System),
	Series H-1, 5.00% due 7/1/2021	2,330,000	2,470,476
	Series I, 5.00% due 7/1/2036	1,750,000	2,071,965
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	2,057,113
	Massachusetts Educational Financing Authority (Higher Education Student Loans), Series A, 5.50% due 1/1/2022	1,130,000	1,142,588
	Michigan — 2.5%
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	$ 1,010,000	$ 1,171,065
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.00% due 11/1/2025	300,000	322,785
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,740,483
	5.125% due 11/1/2032	750,000	836,857
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,273,668
	Detroit City School District (School Building & Site Improvement; Insured: AGM/Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,850,654
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,376,364
	Kalamazoo Hospital Finance Authority (Bronson Healthcare),
	5.25% due 5/15/2026	175,000	184,977
	5.25% due 5/15/2026 (pre-refunded 5/15/2021)	1,110,000	1,178,542
	Kalamazoo Hospital Finance Authority (Bronson Healthcare; Insured: AGM),
	5.00% due 5/15/2022	1,105,000	1,129,918
	5.00% due 5/15/2022 (pre-refunded 5/15/2020)	1,365,000	1,395,358
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,580,000	1,682,447
	Michigan Finance Authority (McLaren Health System), Series A, 5.00% due 2/15/2039	3,200,000	3,956,256
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	845,000	851,168
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.625% due 11/15/2029 (pre-refunded 11/15/2019)	2,500,000	2,512,725
	Minnesota — 0.9%
[d]	City of Minneapolis/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.), Series B-2, 1.77% due 11/15/2035 (put 10/1/2019)	1,600,000	1,600,000
	Minnesota Agriculture & Economic Development Board (Essentia Health; Insured: AGC), Series C-1, 5.50% due 2/15/2025	2,500,000	2,537,475
	Minnesota Higher Education Facilities Authority, (University of St. Thomas) 5.00% due 10/1/2034 - 10/1/2035	600,000	757,241
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	2.45% due 7/1/2034	2,765,000	2,717,774
	2.55% due 7/1/2039	2,235,000	2,194,122
	Mississippi — 1.3%
	Mississippi Development Bank (Capital City Convention Center) GO, 5.00% due 3/1/2025	2,850,000	3,277,472
	Mississippi Development Bank (Department of Corrections), Series D, 5.25% due 8/1/2027 (pre-refunded 8/1/2020)	3,415,000	3,528,037
	Mississippi Development Bank (Jackson Public School District; Insured BAM) GO, 5.25% due 10/1/2037 - 10/1/2038	5,250,000	6,537,282
	Mississippi Development Bank, (Vicksburg Warren School District; Insured: BAM) 5.50% due 3/1/2038	700,000	896,903
	Missouri — 0.2%
	Missouri Health and Educational Facilities Authority (Webster University) ETM, 5.00% due 4/1/2021	2,520,000	2,656,660
	Nebraska — 0.8%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	8,350,000	9,337,471
	Nevada — 1.2%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2027 - 9/1/2032	3,180,000	3,546,496
	Washoe County (Reno Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2026 - 7/1/2032 (pre-refunded 7/1/2021)	7,095,000	7,549,350
	Washoe County NV GO, 5.00% due 7/1/2032 (pre-refunded 7/1/2021)	1,905,000	2,026,904
	New Hampshire — 0.8%
[d]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank and Trust Co.), Series A-2-RMKT 1.75% due 7/1/2035 (put 10/1/2019)	2,800,000	2,800,000
	New Hampshire Municipal Bond Bank, Series C, 5.00% due 8/15/2026	1,860,000	2,118,001
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2022 - 2/1/2024	4,005,000	4,338,549
	New Jersey — 3.6%
	Cape May County Industrial Pollution Control Financing Authority (Atlantic City Electric Company; Insured: Natl-Re), Series A, 6.80% due 3/1/2021	675,000	723,566
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re), 5.50% due 10/1/2024	2,500,000	3,011,425
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026	2,000,000	2,189,840
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,639,450
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	2,100,027
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,428,800
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[b]	2.78% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	2,000,000	2,012,180
	5.00% due 6/15/2023 - 6/15/2031	13,250,000	15,595,398
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: Natl-Re), Series B, 5.50% due 12/15/2020	3,185,000	3,329,949
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2034	500,000	587,860
	Passaic Valley Sewage Commissioners GO, Series G, 5.75% due 12/1/2022	3,000,000	3,381,270
	New Mexico — 0.9%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series B, 4.70% due 9/1/2024	3,000,000	3,095,850
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2030	2,040,000	2,087,491
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,130,000	2,259,440
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2034	1,810,000	2,190,607
	New York — 7.5%
	City of New York (City Budget Financial Management) GO,
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Series G, 5.00% due 8/1/2027	$ 4,530,000	$ 5,209,500
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	10,466,920
	City of New York (SPA Barclays Bank plc) GO,
[d]	Series B-4, 1.77% due 10/1/2046 (put 10/1/2019)	1,400,000	1,400,000
[d]	Series B-5, 1.77% due 10/1/2046 (put 10/1/2019)	1,950,000	1,950,000
[d]	City of New York (SPA Landesbank Hessen-Thuringen) GO, Series A-3, 1.78% due 8/1/2035 (put 10/1/2019)	3,400,000	3,400,000
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,300,000	1,473,953
	Erie County Industrial Development Agency (City of Buffalo School District) (State Aid Withholding), Series A, 5.00% due 5/1/2027	5,000,000	5,623,100
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2025	7,500,000	9,015,975
	Series C-1, 5.00% due 11/15/2030	8,500,000	10,635,625
	Metropolitan Transportation Authority (Transit and Commuter System), Series A2-Green Bond, 5.00% due 11/15/2024	5,435,000	6,373,516
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JP Morgan Chase Bank, N.A), Series E-3, 1.75% due 2/1/2045 (put 10/1/2019)	5,335,000	5,335,000
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA State Street Bank and Trust Co.), Series A-6, 1.76% due 8/1/2039 (put 10/1/2019)	6,000,000	6,000,000
[d]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), Series AA-6, 1.77% due 6/15/2048 (put 10/1/2019)	500,000	500,000
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,781,450
	New York State Dormitory Authority (State University Educational Facilities), Series A, 5.25% due 5/15/2021	500,000	521,790
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	12,750,000	12,813,952
	North Carolina — 2.4%
[d]	Charlotte-Mecklenburg Hospital Authority (Carolinas Healthcare System Obligated Group; SPA JP Morgan Chase Bank, N.A), Series C, 1.77% due 1/15/2037 (put 10/1/2019)	1,700,000	1,700,000
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,424,856
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030	3,000,000	3,532,950
	State of North Carolina, 5.00% due 3/1/2033 - 3/1/2034	15,400,000	19,522,192
	Ohio — 5.3%
	Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	1,000,000	1,083,920
	American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.25% due 2/15/2028 (pre-refunded 2/15/2022)	4,000,000	4,364,480
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031	3,075,000	3,570,721
	City of Cleveland (Bridges and Roadways), 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,887,340
	City of Cleveland (Public Facilities Improvements),
	5.00% due 10/1/2029	1,500,000	1,888,170
	Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,958,309
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024 - 12/1/2026	2,230,000	2,477,390
	City of Cleveland Income Tax Revenue, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,789,290
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2021	2,040,000	2,114,950
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	2,099,029
	County of Allen (Catholic Health Partners-Mercy Health West Facility), Series A, 5.00% due 5/1/2025 - 5/1/2026	8,325,000	9,054,600
	County of Cuyahoga (Convention Center Hotel) COP, 5.00% due 12/1/2026	2,910,000	3,325,635
	County of Cuyahoga (Musical Arts Association) 5.00% due 1/1/2030 - 1/1/2039	3,170,000	3,961,887
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	9,282,136
	Deerfield Township (Public Street Improvements-Wilkens Blvd.), 5.00% due 12/1/2025	925,000	927,682
	Greene County Vocational School District (School Facilities Construction and Improvement) GO, 5.00% due 12/1/2030 - 12/1/2033	2,580,000	3,283,102
	Lucas County Health Care Facility (Sunset Retirement Community),
	5.00% due 8/15/2021	505,000	527,205
	5.125% due 8/15/2025	1,250,000	1,322,887
	Oklahoma — 0.2%
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2026 - 8/15/2027	2,230,000	2,655,670
	Pennsylvania — 7.9%
	Allegheny County (Propel Charter School-McKeesport) IDA,
	Series C,
	5.90% due 8/15/2026	685,000	706,550
	6.375% due 8/15/2035	1,130,000	1,164,476
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 7/15/2034	1,150,000	1,444,561
	Bucks County (Waste Management, Inc.) AMT, IDA, 2.75% due 12/1/2022	7,000,000	7,211,680
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,683,595
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036 - 8/1/2037	5,485,000	6,577,312
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2029 - 10/1/2030	3,510,000	4,267,159
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2024 - 9/1/2036	1,715,000	2,061,425
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,534,390
	Dallastown Area School District (State Aid Withholding) GO, Series A, 4.00% due 5/1/2021	460,000	479,881
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030	3,000,000	3,387,210
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	4,221,644
	Pennsylvania Higher Educational Facilities Authority (Insured: AMBAC), Series 14, Zero Coupon due 7/1/2020	2,032,839	1,929,998
12   |  Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 6/1/2027	$ 5,000,000	$ 6,125,700
	Pennsylvania Turnpike Commission (Highway Improvements),
	5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,540,000	1,612,149
	Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	2,133,895
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	2,460,000	2,575,251
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,685,000	6,793,656
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	13,346,237
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	9,885,679
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	4,167,252
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 4.00% due 9/15/2020 - 9/15/2021	830,000	858,484
	Series B,
	4.00% due 9/15/2020	385,000	393,589
	5.00% due 9/15/2021	430,000	457,907
	Rhode Island — 0.4%
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	861,776
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	4,070,511
	South Carolina — 0.2%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,294,250
	South Dakota — 0.5%
	South Dakota Health and Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2023	1,575,000	1,670,996
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2024 - 11/1/2029	3,500,000	3,838,802
	Tennessee — 1.8%
	County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2027 - 5/1/2035	3,560,000	4,339,234
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,687,190
	Tennessee Energy Acquisition Corp. (The Gas Project),
	Series A,
[a]	4.00% due 5/1/2048 (put 5/1/2023)	1,850,000	1,978,224
	5.25% due 9/1/2023	7,000,000	7,871,360
	Series C, 5.00% due 2/1/2023	2,500,000	2,746,800
	Texas — 8.1%
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	11,433,086
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,145,930
	City of Galveston (Galveston Island Convention Center; Insured: AGM),
	Series A, 5.00% due 9/1/2021	545,000	581,918
	Series B, 5.00% due 9/1/2024	1,115,000	1,224,159
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2032	3,560,000	4,068,866
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,426,756
	City of McAllen (International Toll Bridge; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	7,249,472
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,517,438
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,693,517
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	2,705,000	2,860,592
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036	7,200,000	8,570,304
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,353,037
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,475,920
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,745,814
	Houston Airport System Revenue, Series D, 5.00% due 7/1/2035	1,750,000	2,172,660
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.), 6.50% due 5/15/2031 (pre-refunded 5/15/2021)	775,000	836,752
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	10,271,012
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	60,104
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,040,000	5,203,201
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	2,104,287
	Round Rock (Educational Facilities Improvements; Guaranty: PSF) ISD GO, 5.00% due 8/1/2028 - 8/1/2029	5,820,000	7,028,225
	San Antonio Water System, Series A, 5.00% due 5/15/2037	500,000	619,285
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2020)	1,590,000	1,649,816
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,585,029
	Texas Public Finance Authority Charter School Finance Corp. (Cosmos Foundation, Inc.), Series A, 6.00% due 2/15/2030 (pre-refunded 2/15/2020)	1,750,000	1,778,928
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,250,000	2,597,955
	U. S. Virgin Islands — 0.5%
	Virgin Islands Public Finance Authority, Series A, 6.625% due 10/1/2029	5,000,000	5,025,050
Annual Report  |  13

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Utah — 1.0%
[d]	City of Murray UT (IHC Health Services, Inc. Obligated Group; SPA JP Morgan Chase Bank, N.A), Series B, 1.75% due 5/15/2037 (put 10/1/2019)	$ 8,130,000	$ 8,130,000
[a]	County of Utah, (IHC Health Services, Inc. Obligated Group), Series B, 5.00% due 5/15/2056 (put 8/1/2022)	2,500,000	2,722,675
	Washington — 3.0%
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2030	4,545,000	5,311,200
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028 (pre-refunded 12/1/2022)	7,860,000	8,735,132
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028	4,640,000	5,068,908
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	5,500,207
	State of Washington GO, Series C, 5.00% due 2/1/2036 - 2/1/2037	7,425,000	9,378,001
	West Virginia — 0.3%
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.) AMT, Series A, 1.70% due 1/1/2041 (put 9/1/2020)	1,500,000	1,499,175
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.), Series A, 2.625% due 12/1/2042 (put 6/1/2022)	2,000,000	2,056,720
	Wisconsin — 2.0%
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare),
	5.00% due 7/1/2021 (pre-refunded 7/1/2020)	2,170,000	2,228,981
	5.50% due 7/1/2025 (pre-refunded 7/1/2020)	5,000,000	5,154,400
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2023 - 8/15/2026	10,925,000	11,599,223
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,712,860
	Total Investments — 97.5% (Cost $1,023,457,462)		$1,093,029,231
	Other Assets Less Liabilities — 2.5%		28,075,947
	Net Assets — 100.0%		$1,121,105,178

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2019.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
c	Segregated as collateral for a when-issued security.
d	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
e	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.
14   |  Annual Report

Statement of Assets and Liabilities
Thornburg Intermediate Municipal Fund  |  September 30, 2019
ASSETS
Investments at value (cost $1,023,457,462) (Note 3)	$ 1,093,029,231
Cash	20,660
Receivable for investments sold	19,941,356
Receivable for fund shares sold	2,184,027
Interest receivable	13,242,323
Prepaid expenses and other assets	75,491
Total Assets	1,128,493,088
Liabilities
Payable for investments purchased	3,194,342
Payable for fund shares redeemed	2,850,584
Payable to investment advisor and other affiliates (Note 4)	618,124
Accounts payable and accrued expenses	286,507
Dividends payable	438,353
Total Liabilities	7,387,910
Net Assets	$ 1,121,105,178
NET ASSETS CONSIST OF
Distributable earnings	$ 60,055,534
Net capital paid in on shares of beneficial interest	1,061,049,644
$ 1,121,105,178
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($313,967,210 applicable to 21,910,419 shares of beneficial interest outstanding - Note 5)	$ 14.33
Maximum sales charge, 2.00% of offering price	0.29
Maximum offering price per share	$ 14.62
Class C Shares:
Net asset value and offering price per share* ($76,994,149 applicable to 5,366,501 shares of beneficial interest outstanding - Note 5)	$ 14.35
Class I Shares:
Net asset value, offering and redemption price per share ($730,143,819 applicable to 51,017,447 shares of beneficial interest outstanding - Note 5)	$ 14.31

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  15

Statement of Operations
Thornburg Intermediate Municipal Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Interest income (net of premium amortized of $12,044,744)	$ 40,489,976
EXPENSES
Investment advisory fees (Note 4)	5,626,187
Administration fees (Note 4)
Class A Shares	271,592
Class C Shares	80,808
Class I Shares	718,101
Distribution and service fees (Note 4)
Class A Shares	772,342
Class C Shares	551,792
Transfer agent fees
Class A Shares	174,796
Class C Shares	58,695
Class I Shares	530,225
Registration and filing fees
Class A Shares	18,538
Class C Shares	15,690
Class I Shares	38,475
Custodian fees	87,156
Professional fees	66,480
Trustee and officer fees (Note 4)	79,670
Other expenses	97,404
Total Expenses	9,187,951
Less:
Expenses reimbursed by investment advisor (Note 4)	(16,210)
Net Expenses	9,171,741
Net Investment Income	$ 31,318,235
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,568,098)
Net change in unrealized appreciation (depreciation) on investments	46,711,129
Net Realized and Unrealized Gain	45,143,031
Net Increase in Net Assets Resulting from Operations	$ 76,461,266
See notes to financial statements.
16   |  Annual Report

Statements of Changes in Net Assets
Thornburg Intermediate Municipal Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 31,318,235	$ 34,344,102
Net realized gain (loss) on investments	(1,568,098)	(508,141)
Net change in unrealized appreciation (depreciation) on investments	46,711,129	(34,817,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	76,461,266	(981,816)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(7,524,534)	(8,110,815)
Class C Shares	(1,916,359)	(2,463,091)
Class I Shares	(21,877,342)	(23,770,196)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(21,630,968)	(54,640,103)
Class C Shares	(30,593,410)	(32,956,483)
Class I Shares	(205,746,732)	(22,998,283)
Net Decrease in Net Assets	(212,828,079)	(145,920,787)
NET ASSETS
Beginning of Year	1,333,933,257	1,479,854,044
End of Year	$ 1,121,105,178	$ 1,333,933,257
See notes to financial statements.
Annual Report  |  17

Notes to Financial Statements
Thornburg Intermediate Municipal Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,023,457,460
Gross unrealized appreciation on a tax basis	69,663,659
Gross unrealized depreciation on a tax basis	(91,888)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 69,571,771
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $178,409. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $9,334,251 (of which $4,347,434 are short-term and $4,986,817 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2019, the Fund had $434,776 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2019 and September 30, 2018 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Tax exempt income	$ 31,234,545	$ 34,219,968
Ordinary income	83,690	124,134
Total	$ 31,318,235	$ 34,344,102
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
20  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 1,093,029,231	$ —	$ 1,093,029,231	$ —
Total Investments in Securities	$ 1,093,029,231	$ —	$ 1,093,029,231	$ —
Total Assets	$ 1,093,029,231	$ —	$ 1,093,029,231	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the year ended September 30, 2019 was 0.462% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $1,233 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,662 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class C shares, 1.24%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees of $16,210 for Class C shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.10%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had transactions with affiliated funds of $24,716,879 in purchases and $59,591,891 in sales generating realized losses of $6,444.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,767,982	$ 53,079,171	3,440,093	$ 48,061,162
Shares issued to shareholders in reinvestment of dividends	496,765	6,996,037	540,781	7,537,537
Shares repurchased	(5,845,339)	(81,706,176)	(7,900,250)	(110,238,802)
Net decrease	(1,580,592)	$ (21,630,968)	(3,919,376)	$ (54,640,103)
Class C Shares
Shares sold	595,781	$ 8,375,099	610,549	$ 8,566,397
Shares issued to shareholders in reinvestment of dividends	113,502	1,598,215	152,703	2,131,447
Shares repurchased	(2,875,902)	(40,566,724)	(3,125,429)	(43,654,327)
Net decrease	(2,166,619)	$ (30,593,410)	(2,362,177)	$ (32,956,483)
Class I Shares
Shares sold	20,388,015	$ 284,155,586	20,029,348	$ 278,934,355
Shares issued to shareholders in reinvestment of dividends	1,175,839	16,516,753	1,368,222	19,052,210
Shares repurchased	(36,252,366)	(506,419,071)	(23,058,970)	(320,984,848)
Net decrease	(14,688,512)	$ (205,746,732)	(1,661,400)	$ (22,998,283)
22   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $179,423,479 and $378,026,182, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  23

Financial Highlights
Thornburg Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	(0.34)	$ 14.33
2018	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	(0.32)	$ 13.80
2017	$ 14.47	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	$ 14.15
2016	$ 14.17	0.29	0.30	0.59	(0.29)	—	(0.29)	$ 14.47
2015	$ 14.23	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$ 14.17
CLASS C SHARES
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	(0.29)	$ 14.35
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	(0.27)	$ 13.82
2017	$ 14.49	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$ 14.17
2016	$ 14.19	0.24	0.30	0.54	(0.24)	—	(0.24)	$ 14.49
2015	$ 14.25	0.25	(0.06)	0.19	(0.25)	—	(0.25)	$ 14.19
CLASS I SHARES
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	(0.38)	$ 14.31
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	(0.36)	$ 13.78
2017	$ 14.46	0.35	(0.33)	0.02	(0.35)	—	(0.35)	$ 14.13
2016	$ 14.15	0.33	0.31	0.64	(0.33)	—	(0.33)	$ 14.46
2015	$ 14.22	0.34	(0.07)	0.27	(0.34)	—	(0.34)	$ 14.15

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Annual Report

Financial Highlights, Continued
Thornburg Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

2.44	0.89	0.89	6.39	15.88	$ 313,967
2.29	0.89	0.89	(0.21)	20.68	$ 324,199
2.15	0.92	0.92	(0.08)	24.04	$ 387,790
2.00	0.92	0.92	4.17	10.80	$ 467,335
2.09	0.92	0.92	1.68	13.49	$ 423,113

2.08	1.24	1.26	6.02	15.88	$ 76,994
1.94	1.24	1.26	(0.55)	20.68	$ 104,093
1.83	1.24	1.27	(0.40)	24.04	$ 140,176
1.68	1.24	1.27	3.84	10.80	$ 170,149
1.77	1.24	1.28	1.35	13.49	$ 160,042

2.67	0.65	0.65	6.66	15.88	$ 730,144
2.55	0.63	0.63	0.05	20.68	$ 905,641
2.45	0.62	0.62	0.15	24.04	$ 951,888
2.30	0.61	0.61	4.57	10.80	$ 958,674
2.39	0.62	0.62	1.91	13.49	$ 751,486
Annual Report  |  25

Report of Independent Registered Public Accounting Firm
Thornburg Intermediate Municipal Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Intermediate Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Intermediate Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
26   |  Annual Report

Expense Example
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,030.34	$4.48
Hypothetical*	$1,000.00	$1,020.66	$4.46
CLASS C SHARES
Actual	$1,000.00	$1,028.47	$6.31
Hypothetical*	$1,000.00	$1,018.85	$6.28
CLASS I SHARES
Actual	$1,000.00	$1,030.89	$3.26
Hypothetical*	$1,000.00	$1,021.86	$3.24

†	Expenses are equal to the annualized expense ratio for each class (A: 0.88%; C: 1.24%; I: 0.64%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  27

Trustees and Officers
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
28   |  Annual Report

Trustees and Officers, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  29

Trustees and Officers, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
30   |  Annual Report

Other Information
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Fund of $31,234,545 (or the maximum allowed) are tax exempt dividends and $83,690 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s
Annual Report  |  31

Other Information, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, fifteen-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated
32  |  Annual Report

Other Information, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
advisory fee was comparable to the median level for the two peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  33

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
34  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH079

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Strategic Municipal Income Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
October 18, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class I shares increased 49 cents to $15.33 per share during the fiscal year ended September 30, 2019. The Class I shares of your Fund underperformed the index with a 6.24% total return for the fiscal year ended September 30, 2019, compared to the 8.73% total return for the ICE BofA Merrill Lynch Municipal Master Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors. The impact of the Fund’s 2.17 years shorter duration detracted 2.056%. The Fund’s credit quality allocations contributed 0.17%, while other risk factors contributed 0.246%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
Since the last annual letter published in November 2018, the municipal market and its investors have experienced one of the great rallies in the market’s history, driven by the largest amount of inflows into municipal bond mutual funds on record. Mutual funds have experienced positive inflows every week of 2019, with the aggregate amounting to more than $70 billion. During that time, the 10-year Thomson Reuters Municipal Market Data (MMD) AAA Curve has fallen from a high of 2.80% in early November 2018 to an all-time low of 1.22% in late August 2019, only to settle around 1.45% at the time of this writing. The decrease in yields and the insatiable demand from retail mutual fund investors has led to appreciating bond prices that have accounted for a large portion of the returns the market inked over the last 12 months.
While the increase in the price of the investments has been great to watch, municipal investors find themselves in a tough situation. Does one sell the bonds at high prices? Is it best to pay a capital gain and look for reinvestment opportunities? Or does one hold the bonds? Collect a coupon and reinvest the proceeds knowing that the premium could evaporate if yields spike?
In many cases the answer is contingent on investor goals and risk tolerance. So instead of providing an answer, we would like to present an analysis of market risks that will allow investors to draw their own conclusions.
Municipal Bond Supply and Demand
Municipal investors tend to be overly sensitive to supply trends. The common refrain is that a big supply year is bearish for bond prices and vice versa. While that is generally true, it negates the other half of the equation. Demand, not supply, can be a large driver of total return, and that is exactly what the market has experienced throughout 2019. $70 billion has poured into the municipal market through the end of September 2019, the largest amount of annual inflows on record.
That $70 billion represents roughly 10% of all assets in municipal bond mutual funds. So technical demand, not fundamentals, has been the key driver of asset appreciation. That should be troubling. As investors, we like fundamentals to move asset prices. If you were to invest in Apple, and Apple sells more iPhones, and the firm’s stock appreciates, we would consider that being for the right reasons. When price is driven by factors other than fundamental value, the potential for a reversal tends to be high. Therefore, we would recommend caution when investing in a market where fundamental improvement isn’t the reason for price appreciation.
Municipal Bond Credit Risk
Credit spreads, much like triple-A bond insurers, have all but disappeared from the muni market. That is somewhat of an overstatement, but for some time now credit spreads, especially across the plain vanilla investment grade space, have become virtually commoditized. At the same time, while much has been said surrounding the covenant-lite status of recent corporate debt issuance, little has been said about the phenomenon in the municipal bond market. Credit security packages are getting weaker. Net revenue covenants, liquidity covenants, additional bonds tests and other protections granted to municipal investors are weakening. It is undeniable that municipal investors are taking on more and more credit risk for less and less yield.
State and Local Tax Deduction (SALT)
At least part of the increase in demand for municipal paper has been driven by the changes to the SALT deduction cap. The cap of $10,000 in state and local taxes that are deductible from federal taxes was part of the tax changes that were passed by the Trump administration at the end of 2017. It is estimated that over 10 million taxpayers were unable to write-off some $320 billion in state and local taxes, effectively increasing their tax liability despite a reduction in marginal personal income tax rates. The impact has been the most severe in states with high local and state taxes.
Faced with an ever-increasing tax bill, investors in these high-tax states have flocked to the municipal bond market. In no place is that truer than California. For many investors in the state, investments in the California municipal bond market no longer make economic sense. After adjusting yields for state and local taxes, many California investors would be better off investing in U.S. Treasuries due to the higher after-tax yield. Yet, money continues to flow into the California municipal bond market as investors make these non-economic decisions. Non-economic decision-making is not isolated to the California market, though. It’s evident in many high-tax states.
The Federal Reserve and Monetary Policy
As recently as December 2018, the Federal Reserve seemed bound and determined to push interest rates higher. It took only a few angry tweets and some stock market volatility in the fourth quarter of 2018 for the Fed to put its interest rate hikes

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
on pause, and only seven months for a complete reversal of course. Since the 25 basis point (bps) rate cut in July, the Fed cut again in September and the market is pricing in one more cut before year end.
While monetary policy has been the elixir of choice for a decade running, it has also created a host of problems for fixed income investors. By keeping yields low for the last decade, fixed income investors have been driven out the risk spectrum in search of their income goals. Many have taken on additional duration risk by buying longer-dated bonds, making them more susceptible to interest rate movements.
Other fixed income investors have taken on more credit risk, making them more susceptible to a slowing economy. Others have been forced out of the fixed income market and into the equity markets, which completely changes the risk profile of their investments. This is all being done at a time of all-time low yields and all-time low credit spreads. This situation is hardly sustainable.
The highlighted risks have led us to maintain our present course. The Fund remains higher in credit quality and cash with durations at lower levels. While the latter has impacted total returns as price appreciation has driven total return, the distribution yield, or tax-free monthly income, has held up nicely. Cash has been allowed to build given the flatness of the yield curve and the trade-off in investing in the variable rate demand note (VRDN) market. When opportunities arise, we have ample dry powder to take advantage of dislocations. Until those conditions are met, we are content to manage the Fund in a more conservative fashion commensurate with the risk profile of a municipal bond investor.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 4/1/09)
Without sales charge	6.08%	2.03%	2.58%	4.23%	5.73%
With sales charge	3.98%	1.34%	2.16%	4.02%	5.53%
Class C Shares (Incep: 4/1/09)
Without sales charge	5.58%	1.59%	2.18%	3.87%	5.38%
With sales charge	4.98%	1.59%	2.18%	3.87%	5.38%
Class I Shares (Incep: 4/1/09)	6.24%	2.27%	2.85%	4.51%	6.03%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.40%
SEC Yield	0.99%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.28%; C shares, 1.64% and I shares, 0.96%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.00%; C shares, 1.47% and I shares, 0.78%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.34%, and the SEC yield would have been 0.93%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).
The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by U.S. territories and possessions.
Not more than 50% of the portfolio may be invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	224
Effective Duration	3.9 Yrs
Average Maturity	8.7 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 98.5%
	Alabama — 2.1%
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2034	$2,000,000	$ 2,605,540
[a,b]	Selma Industrial Development Board (International Paper Co.), Series A, 2.00% due 11/1/2033 (put 10/1/2024)	3,650,000	3,654,891
	Arizona — 1.9%
[c]	Arizona (Banner Health Obligated Group; LOC Bank of America, N.A.) HFA, Series C, 1.77% due 1/1/2046 (put 10/1/2019)	550,000	550,000
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,889,700
[a]	County of Yavapai, (Waste Management, Inc.) AMT, IDA, 2.80% due 6/1/2027 (put 6/1/2021)	1,500,000	1,529,250
	Pima County (Providence Day School) IDA, 5.125% due 12/1/2040	710,000	727,239
	Arkansas — 0.4%
	University of Arkansas Board of Trustees (Fayetteville Campus), 5.00% due 11/1/2036	1,000,000	1,148,000
	California — 8.9%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), 5.00% due 7/1/2047	1,635,000	1,742,289
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	731,305
	California (Children’s Hospital Los Angeles) HFFA,
	5.00% due 11/15/2034	420,000	458,909
	Series A, 5.00% due 8/15/2036	500,000	600,695
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,500,000	1,600,230
[d]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.088% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,002,730
	California Municipal Finance Authority (Harbor Regional Center), 8.50% due 11/1/2039 (pre-refunded 11/1/2019)	1,000,000	1,005,780
[e]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) L.P. Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	1,068,450
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	1,945,000	1,559,423
	City of Moorpark Mobile Home Park (Villa Del Arroyo), Series A, 6.15% due 5/15/2031	1,000,000	1,065,880
	City of Palm Springs Financing Authority (Downtown Revitalization Project), 5.25% due 6/1/2027	1,620,000	1,782,518
	Corona-Norco (Insured: AGM) USD COP, Series A, 5.00% due 4/15/2031	1,750,000	1,783,057
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	630,000	693,699
	Daly County Housing Development Finance Agency (Franciscan Country Club Mobile Home Park Acquisition), Series A, 5.25% due 12/15/2023	650,000	652,190
	M-S-R Energy Authority, Series A, 6.50% due 11/1/2039	1,245,000	1,956,580
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	2,174,540
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035	1,000,000	1,177,430
	Redwood City Redevelopment Agency (Redevelopment Project Area 2; Insured: AMBAC), Zero Coupon due 7/15/2021	1,285,000	1,249,997
	Riverside County Asset Leasing Corp. (Riverside County Hospital; Insured: Natl-Re), Zero Coupon due 6/1/2021	535,000	523,027
	San Francisco City & County Redevelopment Financing Authority (Mission Bay North Redevelopment), Series C, 6.75% due 8/1/2041 (pre-refunded 2/1/2021)	500,000	537,340
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Zero Coupon due 8/1/2023	1,025,000	966,472
	San Jose Redevelopment Agency (Merged Area Redevelopment), 5.50% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,036,260
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	787,278
	Colorado — 1.1%
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,170,800
	Eagle River Fire District COP,
	6.625% due 12/1/2024 (pre-refunded 12/1/2019)	225,000	226,910
	6.875% due 12/1/2030 (pre-refunded 12/1/2019)	400,000	403,560
	Public Authority for Colorado Energy (Natural Gas Purchase), 6.50% due 11/15/2038	260,000	396,594
	Regional Transportation District (FasTracks Transportation System) COP,
	Series A,
	5.00% due 6/1/2044	565,000	623,551
	5.375% due 6/1/2031	500,000	512,170
	Connecticut — 2.2%
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,438,660
	Series E, 5.00% due 9/15/2033	1,350,000	1,668,384
	University of Connecticut (Insured: AGM-CR), Series A, 5.00% due 4/15/2028	1,975,000	2,482,101
	Delaware — 0.4%
	Delaware (Nanticoke Memorial Hospital) HFA, 5.00% due 7/1/2021	1,000,000	1,048,000
	District of Columbia — 0.4%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,243,140
	Florida — 5.6%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,203,850
[e]	Charlotte County Industrial Development Authority (Town & Country Utilities Projects),AMT 5.00% due 10/1/2029	500,000	552,510
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2027 - 4/1/2028	2,250,000	2,550,875
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
[c]	Miami-Dade County (Florida Power & Light Co.) IDA, 1.78% due 6/1/2021 (put 10/1/2019)	$5,500,000	$ 5,500,000
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,402,869
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,205,490
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,217,170
	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 5.034% due 10/1/2021	1,015,000	1,047,673
	Tampa Sports Authority (Tampa Bay Arena; Insured: Natl-Re), 5.75% due 10/1/2020	220,000	224,774
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,737,255
	Georgia — 1.8%
	City of Atlanta (Water and Wastewater Capital Improvement Program), Series A, 6.25% due 11/1/2034 (pre-refunded 11/1/2019)	500,000	501,990
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.) ETM, 5.00% due 10/1/2019	1,000,000	1,000,000
	Main Street Natural Gas, Inc. Series A, 5.00% due 5/15/2037	2,640,000	3,510,619
	Main Street Natural Gas, Inc. (Georgia Gas), Series A, 5.50% due 9/15/2023	350,000	398,727
	Guam — 1.1%
	Government of Guam (Economic Development) GO, Series A, 7.00% due 11/15/2039 (pre-refunded 11/15/2019)	520,000	523,541
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.75% due 12/1/2034 (pre-refunded 12/1/2019)	500,000	503,700
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,100,580
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	549,605
	5.25% due 7/1/2024	500,000	557,785
	Hawaii — 0.3%
[d]	City and County of Honolulu (Rail Transit Project) GO, 1.90% (MUNIPSA + 0.32%) due 9/1/2028 (put 9/1/2020)	1,000,000	1,000,080
	Illinois — 11.1%
	Chicago O’Hare International Airport, Series D, 5.25% due 1/1/2033	1,500,000	1,663,785
	Chicago Park District (Various Capital Projects) GO, Series A, 5.00% due 1/1/2035	2,000,000	2,191,120
	Chicago Park District GO, Series A, 5.00% due 1/1/2027	825,000	961,950
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	594,705
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2031	500,000	554,265
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,707,000
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	217,714
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,773,030
	City of Chicago GO, Series A, 5.00% due 1/1/2039	1,000,000	1,139,970
	City of Chicago, 5.00% due 1/1/2022	1,195,000	1,254,762
	Cook County GO, Series A, 5.25% due 11/15/2033	1,000,000	1,036,680
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029	2,195,000	2,531,076
	Illinois Finance Authority (OSF Healthcare System), 6.00% due 5/15/2039 (pre-refunded 5/15/2020)	990,000	1,018,037
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), 5.00% due 8/15/2035	2,355,000	2,682,251
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	827,980
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2021 - 4/1/2036	1,915,000	2,223,621
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,159,940
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,537,687
	Series D, 5.00% due 1/1/2028	1,000,000	1,128,510
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	53,043
	State of Illinois, Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	5,157,245
	Will County School District No. 114 (Educational Facilities; Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	570,000	515,787
	Indiana — 1.2%
	City of Carmel Redevelopment District (Performing Arts Center) COP, Series C, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	1,000,000	1,064,750
	Indiana Finance Authority (Marian University), 6.375% due 9/15/2041 (pre-refunded 9/15/2021)	1,000,000	1,095,700
[c]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA Wells Fargo Bank, N.A.), Series A-2-RMKT, 1.75% due 2/1/2037 (put 10/1/2019)	1,225,000	1,225,000
	Kansas — 0.8%
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,294,240
	Kentucky — 3.6%
	County of Owen (Kentucky-American Water Co. Project), Series A, 6.25% due 6/1/2039	540,000	542,009
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2022	3,365,000	3,164,123
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2028 - 6/1/2029	1,250,000	1,519,723
[a]	Kentucky Public Energy Authority (Gas Supply System), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	5,000,000	5,530,300
	Louisiana — 2.0%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034	400,000	455,280
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038	2,000,000	2,247,600
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	866,383
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	2,250,000	2,371,545
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Massachusetts — 0.3%
	Massachusetts Development Finance Agency (Jordan Hospital and Milton Hospital), Series H-1, 5.00% due 7/1/2032 - 7/1/2033	$ 555,000	$ 649,545
	Massachusetts Educational Financing Authority (MEFA Loan Program), Series I, 6.00% due 1/1/2028	90,000	90,807
	Michigan — 5.6%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,447,850
	City of Detroit GO, 5.00% due 4/1/2023 - 4/1/2024	900,000	972,021
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.25% due 11/1/2032	1,025,000	1,107,656
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,127,890
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,251,240
	Detroit City School District (School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2025	1,000,000	1,089,600
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	975,273
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital),
	5.00% due 5/15/2036	450,000	460,148
	5.00% due 5/15/2036 (pre-refunded 5/15/2020)	550,000	562,232
	5.25% due 5/15/2041	140,000	147,221
	5.25% due 5/15/2041 (pre-refunded 5/15/2021)	860,000	913,105
	Livonia Public School District (School Building & Site; Insured: AGM) GO, Series I, 5.00% due 5/1/2036	225,000	252,362
	Michigan Finance Authority (State Dept. of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,066,840
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	920,000	926,716
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.75% due 11/15/2039 (pre-refunded 11/15/2019)	1,000,000	1,005,240
	Michigan Strategic Fund (Detroit Edison Company; Insured: Natl-IBC, AMBAC), 7.00% due 5/1/2021	250,000	270,245
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport),
	Series B,
	5.00% due 12/1/2031 - 12/1/2033	1,475,000	1,706,223
[f]	5.00% due 12/1/2034	1,140,000	1,312,721
	Minnesota — 2.0%
[c]	City of Minneapolis/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.), Series B-2, 1.77% due 11/15/2035 (put 10/1/2019)	1,000,000	1,000,000
[f]	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.55% due 7/1/2039	5,000,000	4,908,550
	Missouri — 0.7%
	Platte County, 5.00% due 4/1/2020	350,000	346,052
	Tax Increment Financing Commission of Kansas City (Union Hill Redevelopment Project), 6.00% due 5/1/2030	1,805,000	1,842,851
	Nebraska — 1.3%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	1,650,000	1,845,129
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	2,054,805
	Nevada — 0.4%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,176,800
	New Jersey — 3.0%
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026	1,000,000	1,094,920
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,235,310
	New Jersey Transit Corp. (Federal Transit Administration Section 5307 Urbanized Area Formula Funds), Series A, 5.00% due 9/15/2020	1,000,000	1,033,170
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[d]	2.78% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	1,000,000	1,006,090
	5.00% due 6/15/2027	3,000,000	3,570,390
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2034	700,000	823,004
	New Mexico — 2.0%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series B, 4.70% due 9/1/2024	1,000,000	1,031,950
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,525,000	2,678,444
[a]	New Mexico Municipal Energy Acquisition Authority, Series A, 5.00% due 11/1/2039 (put 5/1/2025)	2,000,000	2,331,680
	New York — 10.2%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,418,140
	Series J, 5.00% due 8/1/2031	2,000,000	2,324,360
[c]	City of New York (SPA Landesbank Hessen-Thuringen) GO, Series A-3, 1.78% due 8/1/2035 (put 10/1/2019)	2,075,000	2,075,000
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1, 5.00% due 9/1/2020	5,000,000	5,159,600
	Metropolitan Transportation Authority,
	Series A, 4.00% due 2/3/2020	1,000,000	1,008,700
	Series D-1, 5.00% due 9/1/2022	2,000,000	2,190,400
[c]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Barclays Bank plc), Series B3, 1.77% due 11/1/2042 (put 10/1/2019)	2,800,000	2,800,000
[c]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Landesbank Hessen-Thuringen), Series 1-SUB 1D, 1.75% due 11/1/2022 (put 10/1/2019)	900,000	900,000
[c]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), Series AA-6, 1.77% due 6/15/2048 (put 10/1/2019)	4,100,000	4,100,000
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	$6,000,000	$ 6,030,360
	North Carolina — 3.3%
[c]	Charlotte-Mecklenburg Hospital Authority (Carolinas Healthcare System Obligated Group; SPA JP Morgan Chase Bank, N.A), Series C, 1.77% due 1/15/2037 (put 10/1/2019)	5,600,000	5,600,000
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029	1,500,000	1,773,555
	North Carolina Turnpike Authority, 5.00% due 1/1/2029 - 1/1/2030	1,000,000	1,245,150
[d]	University of North Carolina at Chapel Hill, Series A, 1.75% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	1,000,000	1,000,250
	Ohio — 1.1%
	Akron, Bath and Copley Joint Hospital District (Summa Health), 5.25% due 11/15/2030	1,420,000	1,721,125
	City of Akron (Community Learning Centers), 5.00% due 12/1/2031	625,000	679,681
	Cleveland-Cuyahoga County Port Authority (Flats East Development Project; LOC Fifth Third Bank), 7.00% due 5/15/2040	905,000	956,522
	Pennsylvania — 6.8%
	Allegheny County (Propel Charter School) IDA, Series A, 6.75% due 8/15/2035	875,000	904,496
	Bucks County (Waste Management, Inc.) AMT, IDA, 2.75% due 12/1/2022	5,000,000	5,151,200
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,708,017
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,245,000
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,178,130
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2033	700,000	876,141
	Pennsylvania Turnpike Commission (Highway Improvements),
	5.35% due 12/1/2030 (pre-refunded 12/1/2020)	770,000	806,074
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,230,000	1,287,626
	Pennsylvania Turnpike Commission, Series A-1, 5.00% due 12/1/2037	750,000	910,440
	Philadelphia (Mast Charter School) IDA, 6.00% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,037,490
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), 5.00% due 9/1/2035	1,500,000	1,782,990
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,613,477
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,348,920
	School District of Philadelphia (State Aid Witholding) GO, Series A, 5.00% due 9/1/2038	100,000	120,092
	Rhode Island — 0.2%
	Pawtucket Housing Authority,
	5.50% due 9/1/2022 - 9/1/2024	475,000	505,319
	5.50% due 9/1/2022 - 9/1/2024 (pre-refunded 9/1/2020)	190,000	202,620
	South Dakota — 0.4%
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2027	400,000	423,096
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.50% due 11/1/2040	750,000	752,183
	Tennessee — 0.9%
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2036	1,000,000	1,204,670
	Tennessee Energy Acquisition Corp. Series A, 5.25% due 9/1/2024	500,000	575,885
[a]	Tennessee Energy Acquisition Corp. (The Gas Project), Series A, 4.00% due 5/1/2048 (put 5/1/2023)	750,000	801,982
	Texas — 10.2%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), 5.00% due 1/1/2032 - 1/1/2034	1,600,000	1,870,027
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,255,533
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,941,875
	City of Houston (Convention & Entertainment Facilities Department), 5.00% due 9/1/2025 - 9/1/2034	2,875,000	3,306,097
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	3,000,000	3,586,260
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,165,000	1,232,011
	Harris County-Houston Sports Authority, Series A, 5.00% due 11/15/2030	2,000,000	2,306,860
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	2,980,000	3,250,942
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	21,856
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	1,020,060
	Red River Authority (Insured: Natl-Re), 4.45% due 6/1/2020	2,500,000	2,544,800
	San Antonio Energy Acquisition Public Facilities Corp. (Natural Gas Supply Agreement), 5.50% due 8/1/2021	40,000	42,674
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 6.70% due 8/15/2040 (pre-refunded 8/15/2020)	1,000,000	1,045,620
	State of Texas (Trans), 4.00% due 8/27/2020	2,500,000	2,559,850
	Texas Public Finance Authority Charter School Finance Corp. (Cosmos Foundation, Inc.), Series A, 6.20% due 2/15/2040 (pre-refunded 2/15/2020)	1,000,000	1,017,260
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,000,000	1,133,290
	U. S. Virgin Islands — 0.6%
	Virgin Islands Public Finance Authority (Diageo Project), 6.75% due 10/1/2037	1,650,000	1,654,224
	Utah — 0.7%
	Herriman City (Towne Center Access and Utility Improvements), 4.75% due 11/1/2022 (pre-refunded 5/1/2020)	1,000,000	1,020,290
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033	$1,000,000	$ 1,180,410
	Washington — 1.5%
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045	2,000,000	2,264,920
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center), Series A, 5.70% due 7/1/2038 (pre-refunded 7/1/2020)	1,000,000	1,032,740
[b,e]	Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group), 5.00% due 1/1/2044	1,000,000	1,094,040
	West Virginia — 0.9%
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.) AMT, Series A, 1.70% due 1/1/2041 (put 9/1/2020)	1,000,000	999,450
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	1,500,000	1,542,540
	Wisconsin — 1.5%
[e,g]	Public Finance Authority (Alabama Proton Therapy Center), 6.25% due 10/1/2031	1,000,000	1,110,520
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), 5.00% due 8/15/2054 (put 1/29/2025)	1,250,000	1,464,225
	Wisconsin Housing & Economic Development Authority (Collateralized: FNMA), Series C, 2.75% due 9/1/2039	2,000,000	1,983,360
	Total Investments — 98.5% (Cost $273,848,620)		$291,284,978
	Other Assets Less Liabilities — 1.5%		4,459,324
	Net Assets — 100.0%		$295,744,302

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2019.
b	When-issued security.
c	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
d	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $3,825,520, representing 1.29% of the Fund’s net assets.
f	Segregated as collateral for a when-issued security.
g	Illiquid security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-IBC	Insured by National Public Finance Gurantee Corp. and IBC Bank
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.
12   |  Annual Report

Statement of Assets and Liabilities
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
ASSETS
Investments at value (cost $273,848,620) (Note 3)	$ 291,284,978
Cash	403,015
Receivable for investments sold	4,505,353
Receivable for fund shares sold	1,632,244
Interest receivable	3,255,625
Prepaid expenses and other assets	39,291
Total Assets	301,120,506
Liabilities
Payable for investments purchased	4,741,540
Payable for fund shares redeemed	337,236
Payable to investment advisor and other affiliates (Note 4)	176,785
Accounts payable and accrued expenses	98,350
Dividends payable	22,293
Total Liabilities	5,376,204
Net Assets	$ 295,744,302
NET ASSETS CONSIST OF
Distributable earnings	$ 16,556,566
Net capital paid in on shares of beneficial interest	279,187,736
$ 295,744,302
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($56,123,834 applicable to 3,663,251 shares of beneficial interest outstanding - Note 5)	$ 15.32
Maximum sales charge, 2.00% of offering price	0.31
Maximum offering price per share	$ 15.63
Class C Shares:
Net asset value and offering price per share* ($20,085,388 applicable to 1,309,660 shares of beneficial interest outstanding - Note 5)	$ 15.34
Class I Shares:
Net asset value, offering and redemption price per share ($219,535,080 applicable to 14,316,625 shares of beneficial interest outstanding - Note 5)	$ 15.33

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg Strategic Municipal Income Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Interest income (net of premium amortized of $2,119,889)	$ 9,846,919
EXPENSES
Investment advisory fees (Note 4)	2,057,474
Administration fees (Note 4)
Class A Shares	47,249
Class C Shares	19,653
Class I Shares	174,032
Distribution and service fees (Note 4)
Class A Shares	134,479
Class C Shares	134,281
Transfer agent fees
Class A Shares	49,494
Class C Shares	20,127
Class I Shares	154,290
Registration and filing fees
Class A Shares	15,259
Class C Shares	14,587
Class I Shares	18,032
Custodian fees	41,957
Professional fees	49,124
Trustee and officer fees (Note 4)	15,280
Other expenses	38,819
Total Expenses	2,984,137
Less:
Expenses reimbursed by investment advisor (Note 4)	(160,104)
Investment advisory fees waived by investment advisor (Note 4)	(411,495)
Net Expenses	2,412,538
Net Investment Income	$ 7,434,381
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(38,431)
Net change in unrealized appreciation (depreciation) on investments	9,029,130
Net Realized and Unrealized Gain	8,990,699
Net Increase in Net Assets Resulting from Operations	$ 16,425,080
See notes to financial statements.
14   |  Annual Report

Statements of Changes in Net Assets
Thornburg Strategic Municipal Income Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 7,434,381	$ 6,904,272
Net realized gain (loss) on investments	(38,431)	565,924
Net change in unrealized appreciation (depreciation) on investments	9,029,130	(6,324,250)
Net Increase in Net Assets Resulting from Operations	16,425,080	1,145,946
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,394,124)	(1,457,674)
Class C Shares	(475,727)	(591,918)
Class I Shares	(5,564,530)	(4,854,680)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	643,486	(6,585,158)
Class C Shares	(5,595,820)	(7,341,022)
Class I Shares	27,507,142	14,540,613
Net Increase (Decrease) in Net Assets	31,545,507	(5,143,893)
NET ASSETS
Beginning of Year	264,198,795	269,342,688
End of Year	$ 295,744,302	$ 264,198,795
See notes to financial statements.
Annual Report  |  15

Notes to Financial Statements
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 273,848,621
Gross unrealized appreciation on a tax basis	17,568,588
Gross unrealized depreciation on a tax basis	(132,231)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 17,436,357
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $246,733. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $636,169 (of which $636,169 are short-term and $0 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2019, the Fund had $25,404 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2019 and September 30, 2018 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Tax exempt income	$ 7,354,552	$ 6,823,980
Ordinary income	79,829	80,292
Total	$ 7,434,381	$ 6,904,272
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
18  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 291,284,978	$ —	$ 291,284,978	$ —
Total Investments in Securities	$ 291,284,978	$ —	$ 291,284,978	$ —
Total Assets	$ 291,284,978	$ —	$ 291,284,978	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500
The Fund’s effective management fee for the year ended September 30, 2019 was 0.75% of the Fund’s average daily net assets (before applicable management fee waiver of $411,495). Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $552 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $633 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 1.00%; Class C shares, 1.47%; Class I shares, 0.78%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually waived Fund level investment advisory fees of $411,495. The Advisor contractually reimbursed certain class specific expenses and distribution fees of $59,858 for Class A shares, $5,821 for Class C shares, and $94,425 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 8.44%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had transactions with affiliated funds of $6,245,000 in purchases and $16,724,676 in sales generating realized losses of $8,358.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,105,890	$ 16,584,191	807,030	$ 12,094,444
Shares issued to shareholders in reinvestment of dividends	91,356	1,376,932	96,102	1,437,053
Shares repurchased	(1,156,578)	(17,317,637)	(1,343,468)	(20,116,655)
Net increase (decrease)	40,668	$ 643,486	(440,336)	$ (6,585,158)
Class C Shares
Shares sold	168,343	$ 2,526,426	197,098	$ 2,958,861
Shares issued to shareholders in reinvestment of dividends	29,512	444,738	36,988	553,863
Shares repurchased	(569,863)	(8,566,984)	(724,556)	(10,853,746)
Net decrease	(372,008)	$ (5,595,820)	(490,470)	$ (7,341,022)
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	5,083,758	$ 76,479,655	3,992,645	$ 59,838,166
Shares issued to shareholders in reinvestment of dividends	358,400	5,409,565	308,845	4,621,743
Shares repurchased	(3,633,064)	(54,382,078)	(3,332,449)	(49,919,296)
Net increase	1,809,094	$ 27,507,142	969,041	$ 14,540,613
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $75,190,570 and $50,273,809, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, high yield risk, market and economic risk, liquidity risk, and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  21

Financial Highlights
Thornburg Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	(0.39)	$ 15.32
2018	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	(0.37)	$ 14.82
2017	$ 15.53	0.35	(0.39)	(0.04)	(0.35)	—	(0.35)	$ 15.14
2016	$ 15.16	0.33	0.37	0.70	(0.33)	—	(0.33)	$ 15.53
2015	$ 15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$ 15.16
CLASS C SHARES
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	(0.32)	$ 15.34
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	$ 14.84
2017	$ 15.54	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	$ 15.16
2016	$ 15.17	0.28	0.37	0.65	(0.28)	—	(0.28)	$ 15.54
2015	$ 15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$ 15.17
CLASS I SHARES
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	(0.42)	$ 15.33
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	(0.41)	$ 14.84
2017	$ 15.54	0.39	(0.38)	0.01	(0.39)	—	(0.39)	$ 15.16
2016	$ 15.17	0.38	0.37	0.75	(0.38)	—	(0.38)	$ 15.54
2015	$ 15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$ 15.17

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Strategic Municipal Income Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

2.59	1.00	1.26	6.08	20.04	$ 56,124
2.49	1.00	1.28	0.36	21.06	$ 53,693
2.30	1.09	1.30	(0.23)	27.35	$ 61,525
2.11	1.25	1.29	4.63	11.24	$ 79,058
2.28	1.25	1.31	2.18	12.13	$ 66,722

2.13	1.47	1.65	5.58	20.04	$ 20,085
2.01	1.48	1.64	(0.12)	21.06	$ 24,951
1.88	1.52	1.66	(0.59)	27.35	$ 32,926
1.80	1.55	1.66	4.32	11.24	$ 38,773
1.98	1.55	1.70	1.87	12.13	$ 29,073

2.81	0.78	0.98	6.24	20.04	$ 219,535
2.72	0.78	0.96	0.59	21.06	$ 185,555
2.56	0.83	0.94	0.09	27.35	$ 174,892
2.42	0.93	0.93	4.96	11.24	$ 190,658
2.60	0.93	0.93	2.50	12.13	$ 151,992
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Strategic Municipal Income Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Strategic Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Strategic Municipal Income Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,029.57	$5.09
Hypothetical*	$1,000.00	$1,020.05	$5.06
CLASS C SHARES
Actual	$1,000.00	$1,027.81	$7.47
Hypothetical*	$1,000.00	$1,017.70	$7.44
CLASS I SHARES
Actual	$1,000.00	$1,030.70	$3.97
Hypothetical*	$1,000.00	$1,021.16	$3.95

†	Expenses are equal to the annualized expense ratio for each class (A: 1.00%; C: 1.47%; I: 0.78%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Fund of $7,354,552 (or the maximum allowed) are tax exempt dividends and $79,829 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s
Annual Report  |  29

Other Information, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent nine calendar years since the inception of the Fund’s investment operations, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable
30  |  Annual Report

Other Information, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2019 (Unaudited)
Morningstar category, and that the level of total expense for a second share class was higher than the median and lower than the average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1978

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg California Limited Term Municipal Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
October 18, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class I shares increased 27 cents to $13.73 per share during the fiscal year ended September 30, 2019. The Class I shares of your Fund underperformed the index with a 3.90% total return for the fiscal year ended September 30, 2019, compared to the 6.05% total return for the ICE BofA Merrill Lynch 1-10 Year Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing maturity allocations and other risk factors. The impact of the Fund’s 0.88 years shorter duration detracted 0.626%. The Fund’s sector allocations contributed 0.015%, while other risk factors detracted 0.852%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
Since the last annual letter published in November 2018, the municipal market and its investors have experienced one of the great rallies in the market’s history, driven by the largest amount of inflows into municipal bond mutual funds on record. Mutual funds have experienced positive inflows every week of 2019, with the aggregate amounting to more than $70 billion. During that time, the 10-year Thomson Reuters Municipal Market Data (MMD) AAA Curve has fallen from a high of 2.80% in early November 2018 to an all-time low of 1.22% in late August 2019, only to settle around 1.45% at the time of this writing. The decrease in yields and the insatiable demand from retail mutual fund investors has led to appreciating bond prices that have accounted for a large portion of the returns the market inked over the last 12 months.
While the increase in the price of the investments has been great to watch, municipal investors find themselves in a tough situation. Does one sell the bonds at high prices? Is it best to pay a capital gain and look for reinvestment opportunities? Or does one hold the bonds? Collect a coupon and reinvest the proceeds knowing that the premium could evaporate if yields spike?
In many cases the answer is contingent on investor goals and risk tolerance. So instead of providing an answer, we would like to present an analysis of market risks that will allow investors to draw their own conclusions.
Municipal Bond Supply and Demand
Municipal investors tend to be overly sensitive to supply trends. The common refrain is that a big supply year is bearish for bond prices and vice versa. While that is generally true, it negates the other half of the equation. Demand, not supply, can be a large driver of total return, and that is exactly what the market has experienced throughout 2019. $70 billion has poured into the municipal market through the end of September 2019, the largest amount of annual inflows on record.
That $70 billion represents roughly 10% of all assets in municipal bond mutual funds. So technical demand, not fundamentals, has been the key driver of asset appreciation. That should be troubling. As investors, we like fundamentals to move asset prices. If you were to invest in Apple, and Apple sells more iPhones, and the firm’s stock appreciates, we would consider that being for the right reasons. When price is driven by factors other than fundamental value, the potential for a reversal tends to be high. Therefore, we would recommend caution when investing in a market where fundamental improvement isn’t the reason for price appreciation.
Municipal Bond Credit Risk
Credit spreads, much like triple-A bond insurers, have all but disappeared from the muni market. That is somewhat of an overstatement, but for some time now credit spreads, especially across the plain vanilla investment grade space, have become virtually commoditized. At the same time, while much has been said surrounding the covenant-lite status of recent corporate debt issuance, little has been said about the phenomenon in the municipal bond market. Credit security packages are getting weaker. Net revenue covenants, liquidity covenants, additional bonds tests and other protections granted to municipal investors are weakening. It is undeniable that municipal investors are taking on more and more credit risk for less and less yield.
State and Local Tax Deduction (SALT)
At least part of the increase in demand for municipal paper has been driven by the changes to the SALT deduction cap. The cap of $10,000 in state and local taxes that are deductible from federal taxes was part of the tax changes that were passed by the Trump administration at the end of 2017. It is estimated that over 10 million taxpayers were unable to write-off some $320 billion in state and local taxes, effectively increasing their tax liability despite a reduction in marginal personal income tax rates. The impact has been the most severe in states with high local and state taxes.
Faced with an ever-increasing tax bill, investors in these high-tax states have flocked to the municipal bond market. In no place is that truer than California. For many investors in the state, investments in the California municipal bond market no longer make economic sense. After adjusting yields for state and local taxes, many California investors would be better off investing in U.S. Treasuries due to the higher after-tax yield. Yet, money continues to flow into the California municipal bond market as investors make these non-economic decisions. Non-economic decision-making is not isolated to the California market, though. It’s evident in many high-tax states.
The Federal Reserve and Monetary Policy
As recently as December 2018, the Federal Reserve seemed bound and determined to push interest rates higher. It took only a few angry tweets and some stock market volatility in the fourth quarter of 2018 for the Fed to put its interest rate hikes

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
on pause, and only seven months for a complete reversal of course. Since the 25 basis point (bps) rate cut in July, the Fed cut again in September and the market is pricing in one more cut before year end.
While monetary policy has been the elixir of choice for a decade running, it has also created a host of problems for fixed income investors. By keeping yields low for the last decade, fixed income investors have been driven out the risk spectrum in search of their income goals. Many have taken on additional duration risk by buying longer-dated bonds, making them more susceptible to interest rate movements.
Other fixed income investors have taken on more credit risk, making them more susceptible to a slowing economy. Others have been forced out of the fixed income market and into the equity markets, which completely changes the risk profile of their investments. This is all being done at a time of all-time low yields and all-time low credit spreads. This situation is hardly sustainable.
The highlighted risks have led us to maintain our present course. The Fund remains higher in credit quality and cash with durations at lower levels. While the latter has impacted total returns as price appreciation has driven total return, the distribution yield, or tax-free monthly income, has held up nicely. Cash has been allowed to build given the flatness of the yield curve and the trade-off in investing in the variable rate demand note (VRDN) market. When opportunities arise, we have ample dry powder to take advantage of dislocations. Until those conditions are met, we are content to manage the Fund in a more conservative fashion commensurate with the risk profile of a municipal bond investor.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 2/19/87)
Without sales charge	3.63%	0.85%	1.25%	2.34%	4.06%
With sales charge	2.11%	0.35%	0.95%	2.18%	4.01%
Class C Shares (Incep: 9/1/94)
Without sales charge	3.34%	0.58%	0.99%	2.07%	3.04%
With sales charge	2.83%	0.58%	0.99%	2.07%	3.04%
Class I Shares (Incep: 4/1/97)	3.90%	1.12%	1.54%	2.65%	3.52%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.48%
SEC Yield	0.43%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%, Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.92%; C shares, 1.19%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-10 Year Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
As described in the Fund’s prospectus, the Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	321
Effective Duration	3.0 Yrs
Average Maturity	3.6 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
7%	16%	14%	10%	10%	12%	11%	8%	4%	5%	3%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 97.4%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2019 - 12/1/2024	$ 3,975,000	$ 4,405,759
	Alameda County Joint Powers Authority (Juvenile Justice), 5.00% due 12/1/2021	500,000	541,710
	Alameda County Joint Powers Authority (Public Facilities Capital Projects), 5.00% due 12/1/2021	1,000,000	1,083,420
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,000,000	2,866,320
[a]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge), Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,775,000	5,186,509
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024	1,000,000	1,106,010
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM), Series A, 5.00% due 9/2/2020 - 9/2/2023	6,225,000	6,851,128
	California (Children’s Hospital Los Angeles Obligated Group) HFFA, Series A 5.00% due 8/15/2030	1,990,000	2,430,805
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2020 - 11/15/2023	3,025,000	3,257,562
	California (Children’s Hospital of Orange County Obligated Group) HFFA,
	3.00% due 11/1/2019	1,820,000	1,822,803
	4.00% due 11/1/2020	750,000	773,378
	5.00% due 11/1/2021 - 11/1/2028	4,295,000	5,187,412
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2022	1,000,000	1,054,850
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,000,000	3,860,730
[a,b]	California (Providence St. Joseph Health Obligated Group) HFFA, 5.00% due 10/1/2039 (put 10/1/2027)	3,000,000	3,795,630
	California (St. Joseph Health System) HFFA,
	Series A, 5.00% due 7/1/2024	1,000,000	1,141,980
[a]	Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,575,000	5,780,717
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2022	2,000,000	2,111,560
	California Educational Facilities Authority (Loyola Marymount University; Insured: Natl-Re), Series A, Zero Coupon due 10/1/2019	2,025,000	2,025,000
	California Educational Facilities Authority (Pitzer College) ETM, 5.00% due 4/1/2020	1,445,000	1,472,874
	California Infrastructure and Economic Development Bank (California Academy of Sciences),
[c]	Series C, 1.793% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	4,985,000	4,985,150
[c]	Series D, 1.806% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	6,000,000	6,000,180
[c]	California Infrastructure and Economic Development Bank (J Paul Getty Trust), Series B, 1.662% (LIBOR 1 Month + 0.20%) due 10/1/2047 (put 4/1/2021)	1,000,000	999,700
	California Infrastructure and Economic Development Bank (King City High School), 5.25% due 8/15/2020	515,000	522,967
[c]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.088% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	6,250,000	6,267,062
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2020 - 7/1/2027	1,050,000	1,234,259
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2021 - 10/1/2023	435,000	478,571
	California Municipal Finance Authority (Biola University),
	4.00% due 10/1/2019	405,000	405,000
	5.00% due 10/1/2020 - 10/1/2027	2,855,000	3,236,458
	California Municipal Finance Authority (Biola University, Inc.), 5.00% due 10/1/2030	1,000,000	1,215,120
	California Municipal Finance Authority (CHF-DAVIS I, LLC-WEST VILLAGE; Insured BAM-TCRS), 5.00% due 5/15/2028	2,905,000	3,651,672
[a,d]	California Municipal Finance Authority, Series A, 2.00% due 2/1/2039 (put 2/3/2020)	4,000,000	4,006,640
[a]	California Pollution Control Financing Authority AMT, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,168,976
	California State Housing Finance Agency (Multi-Family Housing; Insured: FHA), Series A, 3.05% due 12/1/2019	735,000	735,639
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	616,505
	California State Public Works Board (Correctional and Rehabilitation Facilities),
	Series A, 5.00% due 9/1/2022 - 9/1/2024	13,780,000	15,565,144
	Series G, 5.00% due 11/1/2022	1,500,000	1,667,925
	California State Public Works Board (Judicial Council Projects),
	Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,696,424
	Series D, 5.00% due 12/1/2021 - 12/1/2022	4,300,000	4,642,323
	California State Public Works Board (Laboratory Facility and San Diego Courthouse),
	Series I,
	5.00% due 11/1/2023	3,000,000	3,440,520
[e]	5.00% due 11/1/2024	4,000,000	4,585,640
	California State Public Works Board (University of California; Insured: Natl-Re) ETM, Series A, 5.00% due 6/1/2020	1,185,000	1,215,869
	California State Public Works Board (Various State Participating Agency Capital Projects), Series A1, 5.125% due 3/1/2021 (pre-refunded 3/1/2020)	1,635,000	1,662,419
	California State Public Works Board (Yuba City Courthouse), Series D, 5.00% due 6/1/2022	1,950,000	2,139,364
	California Statewide Communities Development Authority (CHF-Irvine, LLC), Series A, 5.00% due 5/15/2027	500,000	617,650
	California Statewide Communities Development Authority (Cottage Health System),
	4.00% due 11/1/2021	150,000	158,133
	5.00% due 11/1/2020 - 11/1/2025	710,000	806,907
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2021 - 5/15/2027	2,760,000	3,135,692
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2020 - 1/1/2024	1,460,000	1,571,460
[a]	California Statewide Communities Development Authority (Southern California Edison Company), 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	5,108,030
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	4,015,000	3,219,066
8   |  Annual Report

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	Carson Redevelopment Successor Agency (Project Area 1) ETM, Series A, 6.00% due 10/1/2019	$ 540,000	$ 540,000
	Carson Redevelopment Successor Agency (Redevelopment Project Area No 1; Insured: AGM), Series A, 5.00% due 10/1/2026	500,000	582,755
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	550,000	663,812
	Central Valley Financing Authority (Carson Ice) ETM, 5.25% due 7/1/2020	500,000	515,390
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, Series C, 5.00% due 11/1/2022	700,000	702,184
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,606,134
	City of Burbank (Burbank Water and Power System), Series A, 5.00% due 6/1/2020	625,000	641,238
	City of Chula Vista (Capital Facilities Project) COP ETM, 5.25% due 3/1/2020	1,300,000	1,322,204
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	2,023,068
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	4,365,680
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2021 - 3/1/2023	2,270,000	2,496,059
	City of Manteca (Water Supply System), 5.00% due 7/1/2021 - 7/1/2023	1,650,000	1,780,329
	City of San Jose Financing Authority (Civic Center Project),
	Series A,
	4.00% due 6/1/2021	1,000,000	1,048,690
	5.00% due 6/1/2020 - 6/1/2024	3,095,000	3,433,118
	City of Torrance (Torrance Memorial Medical Center), Series A, 5.00% due 9/1/2020	1,155,000	1,193,150
	Compton (Insured BAM) USD GO, Series B, 5.00% due 6/1/2028 - 6/1/2029	1,625,000	2,041,673
[c]	Contra Costa Transportation Authority, Series A, 1.712% (LIBOR 1 Month + 0.25%) due 3/1/2034 (put 9/1/2021)	7,500,000	7,503,375
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2020 - 6/1/2024	6,000,000	6,521,550
	County of Monterey (Natividad Medical Center; Insured: AGM) COP, 5.25% due 8/1/2021	3,700,000	3,749,321
	Delano Financing Authority (Police Station and Capital Improvements), Series A, 5.00% due 12/1/2019	1,195,000	1,202,469
	Desert Sands (Educational Facilities; Insured: BAM) USD COP, 5.00% due 3/1/2020 - 3/1/2021	1,780,000	1,851,767
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,806,457
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1),
	4.00% due 9/1/2020	575,000	589,530
	5.00% due 9/1/2021 - 9/1/2025	1,200,000	1,385,364
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2022 - 9/1/2024	9,095,000	10,453,709
	Fresno County (Educational Facilities; Insured: Natl-Re) USD GO,
	Series B, 5.00% due 2/1/2020	2,510,000	2,541,224
	Series C, 5.90% due 8/1/2020	720,000	747,806
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,468,116
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2021	1,275,000	1,360,463
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2021 - 7/1/2027	2,735,000	3,102,639
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2020 - 6/1/2025	3,495,000	3,976,819
	Jurupa Public Financing Authority (Community Services District-Eastvale Area; Insured: AGM), Series A, 4.50% due 9/1/2020	945,000	973,511
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2), Series A, 5.00% due 9/1/2021 - 9/1/2023	4,500,000	5,026,190
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2020 - 10/1/2023	4,145,000	4,445,369
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,409,380
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	6,541,422
	Los Angeles (Insured BAM-TCRS) USD GO, Series B-1, 5.00% due 7/1/2029	2,500,000	3,178,275
	Los Angeles Community College District (Facilities Projects) GO, Series J, 5.00% due 8/1/2026	1,000,000	1,249,810
	Los Angeles County Schools Regionalized Business Services Corp. (Insured: AMBAC) COP, Series A, Zero Coupon due 8/1/2021	2,135,000	2,064,545
	Los Angeles County Schools USD, Series A-2, 3.00% due 6/1/2020	7,000,000	7,089,950
	Los Angeles County, 5.00% due 6/25/2020 - 6/30/2020	15,000,000	15,419,500
	Los Angeles Department of Airports AMT,
	Series A, 5.00% due 5/15/2029	4,000,000	4,796,760
	Series B, 5.00% due 5/15/2025 - 5/15/2026	10,220,000	12,301,771
	Los Angeles Department of Water & Power System Revenue,
[f]	Series A-7-REMK, 1.52% due 7/1/2035 (put 10/1/2019)	1,185,000	1,185,000
[f]	Series B-6-REMK, 1.52% due 7/1/2034 (put 10/1/2019)	3,500,000	3,500,000
	Los Angeles Department of Water and Power (Power System Capital Improvements), Series A, 5.00% due 7/1/2025 - 7/1/2026	800,000	979,315
	Los Angeles Department of Water, Series A, 5.00% due 7/1/2027	1,565,000	2,010,242
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,139,780
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD, Series F, 5.00% due 9/1/2020 - 9/1/2023	2,675,000	2,850,852
	Mark West Union School District (Educational Facilities; Insured: Natl-Re) GO, 4.125% due 8/1/2020	670,000	671,662
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,810,186
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	1,000,000	1,106,680
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,719,315
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,239,937
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2021 - 9/1/2022	4,415,000	4,818,103
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,436,350
Annual Report  |  9

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2022 - 8/1/2025	$ 2,745,000	$ 3,179,848
	Palomar Pomerado Health (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2021	2,850,000	2,764,984
	Pasadena (2019 Crossover) USD GO, Series B, 5.00% due 8/1/2025	1,000,000	1,220,750
	Pasadena (Educational Facilities Improvements) USD GO, 5.00% due 8/1/2024 - 8/1/2025	615,000	741,819
	Pittsburg Successor Agency Redevelopment Agency (Insured: AGM), Series A, 5.00% due 9/1/2021	1,000,000	1,068,720
	Pomona (Educational Facilities Improvements; Insured: Natl-Re) USD GO, Series A, 6.10% due 2/1/2020	465,000	472,435
	Pomona Public Financing Authority (Facilities Improvements), Series BC, 3.00% due 6/1/2020	250,000	253,030
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	823,498
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	2,110,961
	Redevelopment Agency of the City and County of San Francisco (Yerba Buena Center Redevelopment Project Area; Insured: AGM), 5.00% due 6/1/2020	1,730,000	1,773,544
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,221,441
	Regents of the University of California Medical Center Pooled Revenue,
[f]	Series B-1-REMK, 1.51% due 5/15/2032 (put 10/1/2019)	2,325,000	2,325,000
[f]	Series B-2-REMK, 1.45% due 5/15/2032 (put 10/1/2019)	3,600,000	3,600,000
[f]	Series K-REMK, 1.51% due 5/15/2047 (put 10/1/2019)	1,100,000	1,100,000
	Ridgecrest Redevelopment Agency (Redevelopment Project) ETM, 5.50% due 6/30/2020	1,040,000	1,073,415
	Riverside County Infrastructure Financing Authority (Capital Improvement Projects),
	Series A,
	4.00% due 11/1/2019	1,700,000	1,703,995
	5.00% due 11/1/2020 - 11/1/2021	1,205,000	1,275,423
	Riverside County Public Financing Authority (Capital Facilities Project),
	4.00% due 11/1/2020	465,000	479,801
	5.00% due 11/1/2019 - 11/1/2025	4,000,000	4,296,430
	Riverside County Public Financing Authority, 4.00% due 5/1/2021	295,000	307,561
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2022 - 9/1/2025	1,245,000	1,449,219
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,600,000	3,799,080
	Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2020 - 7/1/2022	1,600,000	1,700,137
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2021 - 3/1/2025	5,360,000	6,017,855
	Salinas Valley Solid Waste Authority AMT (Insured: AGM), Series A, 5.00% due 8/1/2023	1,530,000	1,732,817
	San Diego (Educational System Capital Projects) GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	9,204,620
	San Diego (Educational System Capital Projects; Insured: Natl-Re) USD GO, Series D-1, 5.50% due 7/1/2020	1,390,000	1,435,467
	San Francisco City and County Airports Commission (San Francisco International Airport) AMT, Series H 5.00% due 5/1/2028	5,000,000	6,262,250
	San Francisco City and County Airports Commission (San Francisco International Airport), Series A, 5.00% due 5/1/2026	5,000,000	6,153,600
	San Jose, Series A1, 3.50% due 10/1/2021	95,000	96,528
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2021 - 6/15/2023	1,995,000	2,209,532
	Santa Ana (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2020	2,035,000	2,010,885
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	8,190,708
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,327,139
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2022 - 12/1/2027	3,535,000	4,229,277
	South Bay/San Diego County USD GO, Zero Coupon due 8/1/2022	2,250,000	2,150,752
[a]	Southern California Public Power Authority (Magnolia Power Project A), Series 1, 2.00% due 7/1/2036 (put 7/1/2020)	5,000,000	5,013,100
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,307,449
[f]	State of California (Kindergarten-B1-RMKT-; LOC Citibank N.A.) GO, 1.50% due 5/1/2034 (put 10/1/2019)	2,100,000	2,100,000
[f]	State of California (LOC Barclays Bank plc) GO, Series A-1-REMK, 1.48% due 5/1/2033 (put 10/1/2019)	2,800,000	2,800,000
[f]	State of California (LOC MUFG Union Bank N.A.) GO, Series B, 1.50% due 5/1/2040 (put 10/1/2019)	7,305,000	7,305,000
	State of California (Various Capital Projects) GO, 5.00% due 9/1/2020	2,000,000	2,068,660
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured BAM), Series A, 5.00% due 10/1/2019 - 10/1/2027	4,465,000	5,133,815
	Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2021 - 8/1/2025	2,815,000	3,201,057
	Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,480,639
	Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,770,000	2,160,435
	Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027	1,760,000	2,159,150
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project), 5.00% due 10/1/2019 - 10/1/2020	725,000	737,337
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,400,000	1,614,248
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2024 - 9/1/2026	1,600,000	1,929,239
	Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,667,555
10   |  Annual Report

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
Issuer-Description	PRINCIPAL AMOUNT	VALUE
Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	$ 3,000,000	$ 3,510,540
Successor Agency to the Redevelopment Agency of the City and County of San Francisco (San Francisco Redevelopment Projects), Series C, 5.00% due 8/1/2020 - 8/1/2021	2,685,000	2,811,519
Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	517,744
Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,471,950
Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,426,847
Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2020 - 10/1/2026	4,835,000	5,510,232
Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2020 - 9/1/2025	2,090,000	2,322,721
Temecula Valley Financing Authority (Insured BAM) USD, 5.00% due 9/1/2027	2,220,000	2,641,933
Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,244,070
Tulare Public Financing Authority (Insured BAM),
4.00% due 4/1/2020 - 4/1/2022	725,000	757,210
5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,691,573
Upper Lake Union High School District (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2020	330,000	325,888
Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,801,349
Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2020 - 9/1/2023	1,275,000	1,396,855
West Sacramento Financing Authority (Insured XLCA), Series A, 5.00% due 9/1/2020	1,040,000	1,070,878
Total Investments — 97.4% (Cost $462,600,193)		$479,634,134
Other Assets Less Liabilities — 2.6%		13,045,441
Net Assets — 100.0%		$492,679,575

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2019.
b	When-issued security.
c	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $4,006,640, representing 0.81% of the Fund’s net assets.
e	Segregated as collateral for a when-issued security.
f	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
USD	Unified School District
See notes to financial statements.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
ASSETS
Investments at value (cost $462,600,193) (Note 3)	$ 479,634,134
Cash	81,578
Receivable for investments sold	15,031,221
Receivable for fund shares sold	776,921
Interest receivable	4,563,268
Prepaid expenses and other assets	19,582
Total Assets	500,106,704
Liabilities
Payable for investments purchased	3,796,500
Payable for fund shares redeemed	3,061,229
Payable to investment advisor and other affiliates (Note 4)	287,658
Accounts payable and accrued expenses	149,289
Dividends payable	132,453
Total Liabilities	7,427,129
Net Assets	$ 492,679,575
NET ASSETS CONSIST OF
Distributable earnings	$ 12,453,339
Net capital paid in on shares of beneficial interest	480,226,236
$ 492,679,575
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($113,635,267 applicable to 8,285,437 shares of beneficial interest outstanding - Note 5)	$ 13.72
Maximum sales charge, 1.50% of offering price	0.21
Maximum offering price per share	$ 13.93
Class C Shares:
Net asset value and offering price per share* ($28,082,706 applicable to 2,045,679 shares of beneficial interest outstanding - Note 5)	$ 13.73
Class I Shares:
Net asset value, offering and redemption price per share ($350,961,602 applicable to 25,563,037 shares of beneficial interest outstanding - Note 5)	$ 13.73

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
12  |  Annual Report

Statement of Operations
Thornburg California Limited Term Municipal Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Interest income (net of premium amortized of $7,272,540)	$ 12,617,193
EXPENSES
Investment advisory fees (Note 4)	2,509,978
Administration fees (Note 4)
Class A Shares	103,965
Class C Shares	30,392
Class I Shares	307,438
Distribution and service fees (Note 4)
Class A Shares	295,710
Class C Shares	172,956
Transfer agent fees
Class A Shares	55,812
Class C Shares	23,014
Class I Shares	189,928
Registration and filing fees
Class A Shares	7,303
Class C Shares	5,775
Class I Shares	9,633
Custodian fees	58,885
Professional fees	54,139
Trustee and officer fees (Note 4)	31,370
Other expenses	46,900
Total Expenses	3,903,198
Less:
Expenses reimbursed by investment advisor (Note 4)	(40,418)
Net Expenses	3,862,780
Net Investment Income	$ 8,754,413
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(967,268)
Net change in unrealized appreciation (depreciation) on investments	10,697,992
Net Realized and Unrealized Gain	9,730,724
Net Increase in Net Assets Resulting from Operations	$ 18,485,137
See notes to financial statements.
Annual Report  |  13

Statements of Changes in Net Assets
Thornburg California Limited Term Municipal Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 8,754,413	$ 9,698,816
Net realized gain (loss) on investments	(967,268)	(1,747,276)
Net change in unrealized appreciation (depreciation) on investments	10,697,992	(12,993,888)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,485,137	(5,042,348)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,870,732)	(2,112,942)
Class C Shares	(451,533)	(604,775)
Class I Shares	(6,432,174)	(6,981,099)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(15,984,630)	(27,285,984)
Class C Shares	(13,246,225)	(14,914,594)
Class I Shares	(24,597,797)	(56,019,128)
Net Decrease in Net Assets	(44,097,954)	(112,960,870)
NET ASSETS
Beginning of Year	536,777,529	649,738,399
End of Year	$ 492,679,575	$ 536,777,529
See notes to financial statements.
14   |  Annual Report

Notes to Financial Statements
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 462,600,193
Gross unrealized appreciation on a tax basis	17,071,902
Gross unrealized depreciation on a tax basis	(37,961)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 17,033,941
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $967,307. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $3,615,671 (of which $2,809,058 are short-term and $806,613 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2019, the Fund had $134,831 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2019 and September 30, 2018 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Tax exempt income	$ 8,752,440	$ 9,695,219
Ordinary income	1,999	3,597
Total	$ 8,754,439	$ 9,698,816
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 479,634,134	$ —	$ 479,634,134	$ —
Total Investments in Securities	$ 479,634,134	$ —	$ 479,634,134	$ —
Total Assets	$ 479,634,134	$ —	$ 479,634,134	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the year ended September 30, 2019 was 0.499% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $867 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $715 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
For the year ended September 30, 2019, the Advisor voluntarily reimbursed certain class specific expenses and distribution fees of $40,418 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had transactions with affiliated funds of $11,385,000 in purchases and $2,000,000 in sales generating no realized gains or losses.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,166,943	$ 15,894,863	2,057,216	$ 27,886,865
Shares issued to shareholders in reinvestment of dividends	124,346	1,692,823	137,683	1,865,179
Shares repurchased	(2,474,418)	(33,572,316)	(4,205,146)	(57,038,028)
Net decrease	(1,183,129)	$ (15,984,630)	(2,010,247)	$ (27,285,984)
Class C Shares
Shares sold	152,314	$ 2,075,247	155,781	$ 2,117,566
Shares issued to shareholders in reinvestment of dividends	25,843	351,865	36,042	488,741
Shares repurchased	(1,149,285)	(15,673,337)	(1,289,977)	(17,520,901)
Net decrease	(971,128)	$ (13,246,225)	(1,098,154)	$ (14,914,594)
Class I Shares
Shares sold	8,778,679	$ 119,359,166	10,542,473	$ 143,344,996
Shares issued to shareholders in reinvestment of dividends	361,463	4,927,943	391,001	5,304,088
Shares repurchased	(10,973,012)	(148,884,906)	(15,071,222)	(204,668,212)
Net decrease	(1,832,870)	$ (24,597,797)	(4,137,748)	$ (56,019,128)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $81,622,973 and $108,029,772, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and single state risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
20   |  Annual Report

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Annual Report  |  21

Financial Highlights
Thornburg California Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	(0.22)	$ 13.72
2018	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	(0.20)	$ 13.45
2017	$ 13.98	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)	$ 13.78
2016	$ 13.84	0.18	0.14	0.32	(0.18)	—	(0.18)	$ 13.98
2015	$ 13.84	0.19	— (c)	0.19	(0.19)	—	(0.19)	$ 13.84
CLASS C SHARES
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	(0.18)	$ 13.73
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	(0.17)	$ 13.46
2017	$ 13.99	0.15	(0.20)	(0.05)	(0.15)	—	(0.15)	$ 13.79
2016	$ 13.85	0.14	0.14	0.28	(0.14)	—	(0.14)	$ 13.99
2015	$ 13.85	0.16	— (c)	0.16	(0.16)	—	(0.16)	$ 13.85
CLASS I SHARES
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	(0.25)	$ 13.73
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	$ 13.46
2017	$ 13.99	0.22	(0.20)	0.02	(0.22)	—	(0.22)	$ 13.79
2016	$ 13.85	0.22	0.14	0.36	(0.22)	—	(0.22)	$ 13.99
2015	$ 13.85	0.24	— (c)	0.24	(0.24)	—	(0.24)	$ 13.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg California Limited Term Municipal Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

1.58	0.93	0.93	3.63	17.86	$ 113,635
1.50	0.92	0.92	(0.92)	25.20	$ 127,346
1.33	0.93	0.93	(0.11)	18.25	$ 158,142
1.28	0.93	0.93	2.32	16.47	$ 193,321
1.39	0.94	0.94	1.40	14.43	$ 171,344

1.31	1.21	1.21	3.34	17.86	$ 28,083
1.23	1.19	1.19	(1.18)	25.20	$ 40,608
1.08	1.19	1.19	(0.36)	18.25	$ 56,737
1.04	1.18	1.18	2.06	16.47	$ 68,229
1.15	1.18	1.18	1.15	14.43	$ 64,216

1.84	0.67	0.68	3.90	17.86	$ 350,962
1.76	0.66	0.67	(0.65)	25.20	$ 368,824
1.62	0.64	0.64	0.19	18.25	$ 434,859
1.60	0.62	0.62	2.64	16.47	$ 476,364
1.70	0.63	0.63	1.72	14.43	$ 407,557
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg California Limited Term Municipal Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg California Limited Term Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg California Limited Term Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,014.44	$4.65
Hypothetical*	$1,000.00	$1,020.46	$4.66
CLASS C SHARES
Actual	$1,000.00	$1,013.00	$6.06
Hypothetical*	$1,000.00	$1,019.05	$6.07
CLASS I SHARES
Actual	$1,000.00	$1,015.70	$3.39
Hypothetical*	$1,000.00	$1,021.71	$3.40

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.20%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Fund of $8,752,440 (or the maximum allowed) are tax exempt dividends and $1,999 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s
Annual Report  |  29

Other Information, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, fifteen-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was comparable to the median level and lower than the average level for that category. Peer group data showed that
30  |  Annual Report

Other Information, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2019 (Unaudited)
the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

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Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH859

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg New Mexico Intermediate Municipal Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
October 18, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares increased 34 cents to $13.34 per share during the fiscal year ended September 30, 2019. The Class I shares of your Fund underperformed the index with a 5.39% total return for the fiscal year ended September 30, 2019, compared to the 8.14% total return for the ICE BofA Merrill Lynch 3-15 Year Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors. The impact of the Fund’s 1.49 years shorter duration detracted 2.085%. The Fund’s sector allocations detracted 0.092%, while other risk factors detracted 0.573%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
Since the last annual letter published in November 2018, the municipal market and its investors have experienced one of the great rallies in the market’s history, driven by the largest amount of inflows into municipal bond mutual funds on record. Mutual funds have experienced positive inflows every week of 2019, with the aggregate amounting to more than $70 billion. During that time, the 10-year Thomson Reuters Municipal Market Data (MMD) AAA Curve has fallen from a high of 2.80% in early November 2018 to an all-time low of 1.22% in late August 2019, only to settle around 1.45% at the time of this writing. The decrease in yields and the insatiable demand from retail mutual fund investors has led to appreciating bond prices that have accounted for a large portion of the returns the market inked over the last 12 months.
While the increase in the price of the investments has been great to watch, municipal investors find themselves in a tough situation. Does one sell the bonds at high prices? Is it best to pay a capital gain and look for reinvestment opportunities? Or does one hold the bonds? Collect a coupon and reinvest the proceeds knowing that the premium could evaporate if yields spike?
In many cases the answer is contingent on investor goals and risk tolerance. So instead of providing an answer, we would like to present an analysis of market risks that will allow investors to draw their own conclusions.
Municipal Bond Supply and Demand
Municipal investors tend to be overly sensitive to supply trends. The common refrain is that a big supply year is bearish for bond prices and vice versa. While that is generally true, it negates the other half of the equation. Demand, not supply, can be a large driver of total return, and that is exactly what the market has experienced throughout 2019. $70 billion has poured into the municipal market through the end of September 2019, the largest amount of annual inflows on record.
That $70 billion represents roughly 10% of all assets in municipal bond mutual funds. So technical demand, not fundamentals, has been the key driver of asset appreciation. That should be troubling. As investors, we like fundamentals to move asset prices. If you were to invest in Apple, and Apple sells more iPhones, and the firm’s stock appreciates, we would consider that being for the right reasons. When price is driven by factors other than fundamental value, the potential for a reversal tends to be high. Therefore, we would recommend caution when investing in a market where fundamental improvement isn’t the reason for price appreciation.
Municipal Bond Credit Risk
Credit spreads, much like triple-A bond insurers, have all but disappeared from the muni market. That is somewhat of an overstatement, but for some time now credit spreads, especially across the plain vanilla investment grade space, have become virtually commoditized. At the same time, while much has been said surrounding the covenant-lite status of recent corporate debt issuance, little has been said about the phenomenon in the municipal bond market. Credit security packages are getting weaker. Net revenue covenants, liquidity covenants, additional bonds tests and other protections granted to municipal investors are weakening. It is undeniable that municipal investors are taking on more and more credit risk for less and less yield.
State and Local Tax Deduction (SALT)
At least part of the increase in demand for municipal paper has been driven by the changes to the SALT deduction cap. The cap of $10,000 in state and local taxes that are deductible from federal taxes was part of the tax changes that were passed by the Trump administration at the end of 2017. It is estimated that over 10 million taxpayers were unable to write-off some $320 billion in state and local taxes, effectively increasing their tax liability despite a reduction in marginal personal income tax rates. The impact has been the most severe in states with high local and state taxes.
Faced with an ever-increasing tax bill, investors in these high-tax states have flocked to the municipal bond market. In no place is that truer than California. For many investors in the state, investments in the California municipal bond market no longer make economic sense. After adjusting yields for state and local taxes, many California investors would be better off investing in U.S. Treasuries due to the higher after-tax yield. Yet, money continues to flow into the California municipal bond market as investors make these non-economic decisions. Non-economic decision-making is not isolated to the California market, though. It’s evident in many high-tax states.
The Federal Reserve and Monetary Policy
As recently as December 2018, the Federal Reserve seemed bound and determined to push interest rates higher. It took only a few angry tweets and some stock market volatility in the fourth quarter of 2018 for the Fed to put its interest rate hikes

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
on pause, and only seven months for a complete reversal of course. Since the 25 basis point (bps) rate cut in July, the Fed cut again in September and the market is pricing in one more cut before year end.
While monetary policy has been the elixir of choice for a decade running, it has also created a host of problems for fixed income investors. By keeping yields low for the last decade, fixed income investors have been driven out the risk spectrum in search of their income goals. Many have taken on additional duration risk by buying longer-dated bonds, making them more susceptible to interest rate movements.
Other fixed income investors have taken on more credit risk, making them more susceptible to a slowing economy. Others have been forced out of the fixed income market and into the equity markets, which completely changes the risk profile of their investments. This is all being done at a time of all-time low yields and all-time low credit spreads. This situation is hardly sustainable.
The highlighted risks have led us to maintain our present course. The Fund remains higher in credit quality and cash with durations at lower levels. While the latter has impacted total returns as price appreciation has driven total return, the distribution yield, or tax-free monthly income, has held up nicely. Cash has been allowed to build given the flatness of the yield curve and the trade-off in investing in the variable rate demand note (VRDN) market. When opportunities arise, we have ample dry powder to take advantage of dislocations. Until those conditions are met, we are content to manage the Fund in a more conservative fashion commensurate with the risk profile of a municipal bond investor.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 6/18/91)
Without sales charge	5.15%	1.64%	2.03%	2.53%	4.18%
With sales charge	3.01%	0.95%	1.62%	2.32%	4.11%
Class D Shares (Incep: 6/1/99)
Without sales charge	4.87%	1.38%	1.78%	2.29%	3.11%
Class I Shares (Incep: 2/1/07)	5.39%	1.93%	2.36%	2.87%	3.43%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.16%
SEC Yield	0.96%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 0.97%; D shares, 1.23%; I shares, 0.68%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expense until at least February 1, 2020 for some of the share classes, resulting in net expense ratios of the following: I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Annual Report

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	118
Effective Duration	3.5 Yrs
Average Maturity	8.4 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
8%	8%	10%	12%	17%	9%	8%	8%	9%	12%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 96.8%
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	$ 2,000,000	$ 2,337,520
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,777,470
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2031 - 8/1/2034	2,260,000	2,805,850
	Series A, 4.00% due 8/1/2029	1,300,000	1,415,167
	Bernalillo County (Government Services),
	5.25% due 4/1/2027	300,000	357,591
	Series B, 5.70% due 4/1/2027	3,000,000	3,646,950
	Bernalillo County (Government Services; Insured: AMBAC), 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,727,209
	Bernalillo County (Government Services; Insured: Natl-IBC),
	5.70% due 4/1/2027	815,000	990,755
	Series B, 5.00% due 4/1/2021	1,290,000	1,336,995
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO,
	4.00% due 8/15/2023	1,920,000	2,016,134
	Series A, 5.00% due 8/15/2021 - 8/15/2022	2,535,000	2,749,567
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	1,070,318
	City of Albuquerque (City Infrastructure Improvements), Series A, 5.00% due 7/1/2033 - 7/1/2034	2,300,000	2,724,750
	City of Albuquerque (I-25/Paseo del Norte Interchange), 5.00% due 7/1/2025 - 7/1/2027	1,095,000	1,238,599
	City of Albuquerque (Lodgers’ Tax Obligation Reserve Fund),
	Series A, 5.00% due 7/1/2021	1,340,000	1,344,087
	Series B, 5.00% due 7/1/2021	3,000,000	3,009,150
	City of Albuquerque GO, Series A, 4.00% due 7/1/2024	2,500,000	2,549,800
	City of Farmington (Arizona Public Service Co.-Four Corners Project),
	Series A, 4.70% due 5/1/2024	965,000	995,764
	Series B, 4.70% due 9/1/2024	4,000,000	4,127,800
	City of Farmington (San Juan Regional Medical Center), Series A, 5.00% due 6/1/2022	1,780,000	1,785,785
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2021 - 6/1/2025	2,215,000	2,440,217
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2021 - 6/1/2037	10,135,000	10,366,380
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,452,468
	City of Roswell, 4.00% due 8/1/2029	260,000	301,483
	City of Santa Fe (El Castillo Retirement Residences),
	4.50% due 5/15/2027	3,275,000	3,381,896
	5.00% due 5/15/2034	1,465,000	1,522,838
	City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,182,198
	City of Santa Fe, Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	2,320,447
	County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,499,612
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	965,885
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	2,000,000	2,013,580
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,202,820
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,560,780
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2019 - 12/1/2022	4,000,000	4,133,290
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,812,394
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,183,470
	New Mexico Finance Authority,
	5.00% due 6/15/2029 - 6/1/2038	1,450,000	1,823,613
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	5,287,807
	Series D, 5.00% due 6/1/2033	695,000	874,011
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,000,000	2,121,540
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), Series A, 5.00% due 7/1/2030 - 7/1/2039	3,605,000	4,160,268
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[a]	Series C, 1.77% due 8/1/2034 (put 10/1/2019)	3,000,000	3,000,000
[a]	Series D, 1.77% due 8/1/2034 (put 10/1/2019)	1,505,000	1,505,000
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2031	1,750,000	2,128,039
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	20,000	20,021
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2020 - 7/1/2028	3,805,000	4,009,517
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series C, 2.85% due 7/1/2031	640,000	663,046
	New Mexico Mortgage Finance Authority (NIBP SFM Loan Program; Collateralized: GNMA, FNMA, FHLMC), 4.625% due 3/1/2028	610,000	626,513
[a]	New Mexico Mortgage Finance Authority (Villas de San Ignacio L.P.; LOC Freddie Mac), Series A, 1.58% due 11/1/2043 (put 10/7/2019)	2,525,000	2,525,000
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
8   |  Annual Report

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	4.00% due 5/1/2024	$ 250,000	$ 276,178
[b]	5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,165,840
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	4,125,000	4,975,807
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	5,159,835
	6.00% due 6/1/2021	100,000	105,316
	Rio Rancho Public School District No. 94 (Insured: BAM) (State Aid Withholding) GO, 5.00% due 8/1/2020	550,000	566,143
	San Juan County (County Capital Improvements), Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	3,052,878
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,125,179
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,390,000	1,610,565
	Santa Fe Gasoline Tax, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,871,921
	State of New Mexico (Educational Facilities), Series A, 5.00% due 7/1/2025	2,040,000	2,448,918
	State of New Mexico GO, 5.00% due 3/1/2029	2,000,000	2,619,760
	Town of Silver City (Public Facility Capital Projects),
	Series A,
	4.00% due 6/1/2029	1,000,000	1,030,140
	4.25% due 6/1/2032	1,050,000	1,081,899
[a]	University of New Mexico (SPA U.S. Bank N.A.), 1.54% due 6/1/2026 (put 10/7/2019)	3,155,000	3,155,000
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 4.50% due 9/1/2040	3,000,000	3,059,010
	Virgin Islands Public Finance Authority, Series A, 6.625% due 10/1/2029	2,500,000	2,512,525
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,739,248
	Total Investments — 96.8% (Cost $151,099,579)		$157,647,556
	Other Assets Less Liabilities — 3.2%		5,184,411
	Net Assets — 100.0%		$162,831,967

Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at September 30, 2019.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
LOC	Letter of Credit
Natl-IBC	Insured by National Public Finance Gurantee Corp. and IBC Bank
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Annual Report  |  9

Statement of Assets and Liabilities
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
ASSETS
Investments at value (cost $151,099,579) (Note 3)	$ 157,647,556
Cash	1,388,599
Receivable for investments sold	2,004,839
Receivable for fund shares sold	106,175
Interest receivable	2,065,569
Prepaid expenses and other assets	13,610
Total Assets	163,226,348
Liabilities
Payable for fund shares redeemed	191,918
Payable to investment advisor and other affiliates (Note 4)	105,363
Accounts payable and accrued expenses	74,069
Dividends payable	23,031
Total Liabilities	394,381
Net Assets	$ 162,831,967
NET ASSETS CONSIST OF
Distributable earnings	$ 5,646,829
Net capital paid in on shares of beneficial interest	157,185,138
$ 162,831,967
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($84,782,482 applicable to 6,350,849 shares of beneficial interest outstanding - Note 5)	$ 13.35
Maximum sales charge, 2.00% of offering price	0.27
Maximum offering price per share	$ 13.62
Class D Shares:
Net asset value, offering and redemption price per share ($15,887,529 applicable to 1,189,526 shares of beneficial interest outstanding - Note 5)	$ 13.36
Class I Shares:
Net asset value, offering and redemption price per share ($62,161,956 applicable to 4,658,306 shares of beneficial interest outstanding - Note 5)	$ 13.34
See notes to financial statements.
10   |  Annual Report

Statement of Operations
Thornburg New Mexico Intermediate Municipal Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Interest income (net of premium amortized of $1,655,429)	$ 5,434,698
EXPENSES
Investment advisory fees (Note 4)	813,647
Administration fees (Note 4)
Class A Shares	78,186
Class D Shares	14,898
Class I Shares	49,827
Distribution and service fees (Note 4)
Class A Shares	222,582
Class D Shares	84,806
Transfer agent fees
Class A Shares	48,006
Class D Shares	11,311
Class I Shares	14,237
Registration and filing fees
Class A Shares	5,192
Class D Shares	4,429
Class I Shares	5,344
Custodian fees	34,409
Professional fees	45,164
Trustee and officer fees (Note 4)	9,709
Other expenses	28,591
Total Expenses	1,470,338
Less:
Expenses reimbursed by investment advisor (Note 4)	(16,340)
Net Expenses	1,453,998
Net Investment Income	$ 3,980,700
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	506,448
Net change in unrealized appreciation (depreciation) on investments	3,783,935
Net Realized and Unrealized Gain	4,290,383
Net Increase in Net Assets Resulting from Operations	$ 8,271,083
See notes to financial statements.
Annual Report  |  11

Statements of Changes in Net Assets
Thornburg New Mexico Intermediate Municipal Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 3,980,700	$ 4,667,064
Net realized gain (loss) on investments	506,448	(129,992)
Net change in unrealized appreciation (depreciation) on investments	3,783,935	(4,117,035)
Net Increase in Net Assets Resulting from Operations	8,271,083	420,037
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(2,111,980)	(2,599,663)
Class D Shares	(356,830)	(471,656)
Class I Shares	(1,511,890)	(1,595,745)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(12,251,499)	(19,812,373)
Class D Shares	(2,990,005)	(3,739,263)
Class I Shares	6,986,154	(7,228,636)
Net Decrease in Net Assets	(3,964,967)	(35,027,299)
NET ASSETS
Beginning of Year	166,796,934	201,824,233
End of Year	$ 162,831,967	$ 166,796,934
See notes to financial statements.
12   |  Annual Report

Notes to Financial Statements
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 151,099,579
Gross unrealized appreciation on a tax basis	6,547,977
Gross unrealized depreciation on a tax basis	-
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 6,547,977
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $1,637. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $876,480 (of which $109,867 are short-term and $766,613 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
In order to account for permanent book to tax differences, the Fund increased distribution in excess of distributable earnings by $2,865, and decreased net capital paid in on shares of beneficial interest by $2,865. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from distributions in excess of current earnings.
At September 30, 2019, the Fund had no undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2019 and September 30, 2018 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Tax exempt income	$ 3,976,891	$ 4,662,723
Ordinary income	3,809	4,341
Total	$ 3,980,700	$ 4,667,064
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 157,647,556	$ —	$ 157,647,556	$ —
Total Investments in Securities	$ 157,647,556	$ —	$ 157,647,556	$ —
Total Assets	$ 157,647,556	$ —	$ 157,647,556	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the year ended September 30, 2019 was 0.50% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $173 from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class D shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares.
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class I shares, 0.67%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor voluntarily reimbursed certain class specific expenses and distribution fees of $2,215 for Class D shares and contractually reimbursed $14,125 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 13.62%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had transactions with affiliated funds of $3,300,000 in purchases and $5,534,987 in sales generating realized losses of $1,637.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	234,408	$ 3,072,960	142,988	$ 1,880,897
Shares issued to shareholders in reinvestment of dividends	141,896	1,869,564	175,091	2,291,097
Shares repurchased	(1,308,484)	(17,194,023)	(1,826,448)	(23,984,367)
Net decrease	(932,180)	$ (12,251,499)	(1,508,369)	$ (19,812,373)
Class D Shares
Shares sold	49,324	$ 646,870	148,304	$ 1,955,850
Shares issued to shareholders in reinvestment of dividends	25,795	339,947	34,493	451,653
Shares repurchased	(302,963)	(3,976,822)	(468,941)	(6,146,766)
Net decrease	(227,844)	$ (2,990,005)	(286,144)	$ (3,739,263)
Class I Shares
Shares sold	1,057,272	$ 13,882,892	667,719	$ 8,786,130
Shares issued to shareholders in reinvestment of dividends	103,598	1,365,495	109,625	1,434,193
Shares repurchased	(632,748)	(8,262,233)	(1,329,549)	(17,448,959)
Net increase (decrease)	528,122	$ 6,986,154	(552,205)	$ (7,228,636)
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $26,321,149 and $32,691,444, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
18  |  Annual Report

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Annual Report  |  19

Financial Highlights
Thornburg New Mexico Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	(0.31)	$ 13.35
2018	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	(0.33)	$ 13.00
2017	$ 13.67	0.31	(0.37)	(0.06)	(0.31)	—	(0.31)	$ 13.30
2016	$ 13.55	0.30	0.12	0.42	(0.30)	—	(0.30)	$ 13.67
2015	$ 13.60	0.34	(0.05)	0.29	(0.34)	—	(0.34)	$ 13.55
CLASS D SHARES
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	(0.28)	$ 13.36
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	(0.30)	$ 13.01
2017	$ 13.68	0.28	(0.37)	(0.09)	(0.28)	—	(0.28)	$ 13.31
2016	$ 13.55	0.28	0.12	0.40	(0.27)	—	(0.27)	$ 13.68
2015	$ 13.61	0.31	(0.06)	0.25	(0.31)	—	(0.31)	$ 13.55
CLASS I SHARES
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	(0.35)	$ 13.34
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	(0.37)	$ 13.00
2017	$ 13.67	0.36	(0.38)	(0.02)	(0.36)	—	(0.36)	$ 13.29
2016	$ 13.54	0.35	0.12	0.47	(0.34)	—	(0.34)	$ 13.67
2015	$ 13.59	0.38	(0.05)	0.33	(0.38)	—	(0.38)	$ 13.54

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
20  |  Annual Report

Financial Highlights, Continued
Thornburg New Mexico Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

2.37	0.97	0.97	5.15	17.26	$ 84,782
2.51	0.97	0.97	0.24	7.77	$ 94,686
2.36	0.98	0.98	(0.38)	8.61	$ 116,915
2.18	0.97	0.97	3.11	6.80	$ 136,743
2.50	0.98	0.98	2.15	19.01	$ 139,939

2.10	1.24	1.25	4.87	17.26	$ 15,888
2.26	1.23	1.23	(0.02)	7.77	$ 18,436
2.13	1.21	1.21	(0.61)	8.61	$ 22,666
1.94	1.21	1.21	2.94	6.80	$ 28,489
2.27	1.20	1.20	1.84	19.01	$ 28,953

2.66	0.67	0.69	5.39	17.26	$ 62,162
2.82	0.67	0.68	0.62	7.77	$ 53,675
2.68	0.66	0.66	(0.13)	8.61	$ 62,243
2.52	0.63	0.63	3.53	6.80	$ 65,843
2.80	0.65	0.65	2.48	19.01	$ 57,958
Annual Report  |  21

Report of Independent Registered Public Accounting Firm
Thornburg New Mexico Intermediate Municipal Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg New Mexico Intermediate Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg New Mexico Intermediate Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
22   |  Annual Report

Expense Example
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,023.86	$4.87
Hypothetical*	$1,000.00	$1,020.26	$4.86
CLASS D SHARES
Actual	$1,000.00	$1,023.20	$6.29
Hypothetical*	$1,000.00	$1,018.85	$6.28
CLASS I SHARES
Actual	$1,000.00	$1,025.36	$3.40
Hypothetical*	$1,000.00	$1,021.71	$3.40

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.24%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  23

Trustees and Officers
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
24   |  Annual Report

Trustees and Officers, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  25

Trustees and Officers, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
26   |  Annual Report

Other Information
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Fund of $3,976,891 (or the maximum allowed) are tax exempt dividends and $3,809 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s
Annual Report  |  27

Other Information, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, fifteen-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that, after fee waivers and
28  |  Annual Report

Other Information, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  29

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
30  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH080

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg New York Intermediate Municipal Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
October 18, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares increased 34 cents to $12.95 per share during the fiscal year ended September 30, 2019. The Class I shares of your Fund underperformed the index with a 5.50% total return for the fiscal year ended September 30, 2019, compared to the 8.14% total return for the ICE BofA Merrill Lynch 3-15 Year Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors. The impact of the Fund’s 1.34 years shorter duration detracted 1.254%. The Fund’s credit quality allocations detracted 0.132%, while other risk factors detracted 0.458%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
Since the last annual letter published in November 2018, the municipal market and its investors have experienced one of the great rallies in the market’s history, driven by the largest amount of inflows into municipal bond mutual funds on record. Mutual funds have experienced positive inflows every week of 2019, with the aggregate amounting to more than $70 billion. During that time, the 10-year Thomson Reuters Municipal Market Data (MMD) AAA Curve has fallen from a high of 2.80% in early November 2018 to an all-time low of 1.22% in late August 2019, only to settle around 1.45% at the time of this writing. The decrease in yields and the insatiable demand from retail mutual fund investors has led to appreciating bond prices that have accounted for a large portion of the returns the market inked over the last 12 months.
While the increase in the price of the investments has been great to watch, municipal investors find themselves in a tough situation. Does one sell the bonds at high prices? Is it best to pay a capital gain and look for reinvestment opportunities? Or does one hold the bonds? Collect a coupon and reinvest the proceeds knowing that the premium could evaporate if yields spike?
In many cases the answer is contingent on investor goals and risk tolerance. So instead of providing an answer, we would like to present an analysis of market risks that will allow investors to draw their own conclusions.
Municipal Bond Supply and Demand
Municipal investors tend to be overly sensitive to supply trends. The common refrain is that a big supply year is bearish for bond prices and vice versa. While that is generally true, it negates the other half of the equation. Demand, not supply, can be a large driver of total return, and that is exactly what the market has experienced throughout 2019. $70 billion has poured into the municipal market through the end of September 2019, the largest amount of annual inflows on record.
That $70 billion represents roughly 10% of all assets in municipal bond mutual funds. So technical demand, not fundamentals, has been the key driver of asset appreciation. That should be troubling. As investors, we like fundamentals to move asset prices. If you were to invest in Apple, and Apple sells more iPhones, and the firm’s stock appreciates, we would consider that being for the right reasons. When price is driven by factors other than fundamental value, the potential for a reversal tends to be high. Therefore, we would recommend caution when investing in a market where fundamental improvement isn’t the reason for price appreciation.
Municipal Bond Credit Risk
Credit spreads, much like triple-A bond insurers, have all but disappeared from the muni market. That is somewhat of an overstatement, but for some time now credit spreads, especially across the plain vanilla investment grade space, have become virtually commoditized. At the same time, while much has been said surrounding the covenant-lite status of recent corporate debt issuance, little has been said about the phenomenon in the municipal bond market. Credit security packages are getting weaker. Net revenue covenants, liquidity covenants, additional bonds tests and other protections granted to municipal investors are weakening. It is undeniable that municipal investors are taking on more and more credit risk for less and less yield.
State and Local Tax Deduction (SALT)
At least part of the increase in demand for municipal paper has been driven by the changes to the SALT deduction cap. The cap of $10,000 in state and local taxes that are deductible from federal taxes was part of the tax changes that were passed by the Trump administration at the end of 2017. It is estimated that over 10 million taxpayers were unable to write-off some $320 billion in state and local taxes, effectively increasing their tax liability despite a reduction in marginal personal income tax rates. The impact has been the most severe in states with high local and state taxes.
Faced with an ever-increasing tax bill, investors in these high-tax states have flocked to the municipal bond market. In no place is that truer than California. For many investors in the state, investments in the California municipal bond market no longer make economic sense. After adjusting yields for state and local taxes, many California investors would be better off investing in U.S. Treasuries due to the higher after-tax yield. Yet, money continues to flow into the California municipal bond market as investors make these non-economic decisions. Non-economic decision-making is not isolated to the California market, though. It’s evident in many high-tax states.
The Federal Reserve and Monetary Policy
As recently as December 2018, the Federal Reserve seemed bound and determined to push interest rates higher. It took only a few angry tweets and some stock market volatility in the fourth quarter of 2018 for the Fed to put its interest rate hikes

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
on pause, and only seven months for a complete reversal of course. Since the 25 basis point (bps) rate cut in July, the Fed cut again in September and the market is pricing in one more cut before year end.
While monetary policy has been the elixir of choice for a decade running, it has also created a host of problems for fixed income investors. By keeping yields low for the last decade, fixed income investors have been driven out the risk spectrum in search of their income goals. Many have taken on additional duration risk by buying longer-dated bonds, making them more susceptible to interest rate movements.
Other fixed income investors have taken on more credit risk, making them more susceptible to a slowing economy. Others have been forced out of the fixed income market and into the equity markets, which completely changes the risk profile of their investments. This is all being done at a time of all-time low yields and all-time low credit spreads. This situation is hardly sustainable.
The highlighted risks have led us to maintain our present course. The Fund remains higher in credit quality and cash with durations at lower levels. While the latter has impacted total returns as price appreciation has driven total return, the distribution yield, or tax-free monthly income, has held up nicely. Cash has been allowed to build given the flatness of the yield curve and the trade-off in investing in the variable rate demand note (VRDN) market. When opportunities arise, we have ample dry powder to take advantage of dislocations. Until those conditions are met, we are content to manage the Fund in a more conservative fashion commensurate with the risk profile of a municipal bond investor.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 9/5/97)
Without sales charge	5.16%	1.29%	1.92%	2.75%	3.67%
With sales charge	3.04%	0.61%	1.51%	2.54%	3.57%
Class I Shares (Incep: 2/1/10)	5.50%	1.61%	2.25%	-	3.31%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.18%
SEC Yield	0.62%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.08%; I shares, 0.82%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for all share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.15%, and the SEC yield would have been 0.49%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	58
Effective Duration	4.0 Yrs
Average Maturity	8.8 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
6%	13%	6%	10%	6%	15%	12%	10%	6%	17%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 98.9%
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	$1,000,000	$ 1,147,240
	City of New York GO,
	Series A, 5.00% due 8/1/2039	1,000,000	1,258,150
	Series F1, 5.00% due 4/1/2037	940,000	1,161,887
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,133,810
	Dutchess County Local Development Corp. (Health Quest Systems, Inc.; Insured: AGM), Series A, 5.00% due 7/1/2021 - 7/1/2022 (pre-refunded 7/1/2020)	1,045,000	1,073,236
	Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	1,061,361
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	1,000,000	1,006,790
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,714,355
	Hempstead Town Local Development Corp. (Hofstra University), 5.00% due 7/1/2028	500,000	529,405
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,221,070
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	846,085
	Metropolitan Transportation Authority (Green Bond), Series C-1, 5.00% due 11/15/2028	1,000,000	1,265,450
	Monroe County Industrial Development Corp. (Monroe Community College Association, Inc.; Insured: AGM), 5.00% due 1/15/2028 - 1/15/2029	550,000	625,392
	Nassau County (New York Institute of Technology) IDA, Series A, 4.75% due 3/1/2026 (pre-refunded 3/1/2020)	1,000,000	1,014,390
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,929,374
	New York City Health and Hospitals Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2025	1,000,000	1,013,460
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	5.00% due 8/1/2038	1,000,000	1,236,090
	Series A2, 5.00% due 5/1/2039	1,000,000	1,251,990
[a]	New York City Water & Sewer System (LOC Citibank N.A.), Series F, 1.76% due 6/15/2035 (put 10/1/2019)	500,000	500,000
[a]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), Series AA-6, 1.77% due 6/15/2048 (put 10/1/2019)	1,500,000	1,500,000
[a]	New York City Water & Sewer System (SPA State Street Bank and Trust Co.), Series B-3, 1.76% due 6/15/2045 (put 10/1/2019)	500,000	500,000
	New York State Dormitory Authority (Catholic Health System Obligated Group), Series A, 5.00% due 7/1/2036	400,000	496,396
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	822,060
	New York State Dormitory Authority (Green Bond-Cornell University), Series D, 5.00% due 7/1/2036	1,000,000	1,426,090
	New York State Dormitory Authority (Health Quest Systems; Insured: AGC), Series A, 5.25% due 7/1/2027	420,000	420,092
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,781,450
	New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	124,494
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	660,928
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2028	200,000	233,134
	Series H,
	5.00% due 10/1/2024	480,000	514,925
	5.00% due 10/1/2024 (pre-refunded 10/1/2021)	520,000	560,170
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,103,670
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,225,150
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 1.76% due 11/1/2046 (put 10/1/2019)	600,000	600,000
	Onondaga Civic Development Corp. (Le Moyne College), 5.00% due 7/1/2021	685,000	705,790
	Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031	1,000,000	1,089,470
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031	2,250,000	2,640,940
	Syracuse Industrial Development Agency (Syracuse City School District) (State Aid Withholding), 5.25% due 5/1/2026	2,150,000	2,283,923
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	999,034
	Town of Amherst Development Corp. (University at Buffalo Foundation Facility-Student Housing; Insured: AGM) ETM, Series A, 5.00% due 10/1/2020	1,000,000	1,038,060
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	1,000,000	1,004,760
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels) GO,
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,173,700
	5.00% due 11/15/2029	1,000,000	1,162,800
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,297,690
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,496,027
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	531,774
	Total Investments — 98.9% (Cost $47,663,262)		$50,382,062
	Other Assets Less Liabilities — 1.1%		584,415
	Net Assets — 100.0%		$50,966,477
8   |  Annual Report

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Annual Report  |  9

Statement of Assets and Liabilities
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
ASSETS
Investments at value (cost $47,663,262) (Note 3)	$ 50,382,062
Cash	65,662
Receivable for fund shares sold	23,559
Interest receivable	617,646
Prepaid expenses and other assets	12,848
Total Assets	51,101,777
Liabilities
Payable for fund shares redeemed	26,394
Payable to investment advisor and other affiliates (Note 4)	24,301
Accounts payable and accrued expenses	66,812
Dividends payable	17,793
Total Liabilities	135,300
Net Assets	$ 50,966,477
NET ASSETS CONSIST OF
Distributable earnings	$ 2,159,135
Net capital paid in on shares of beneficial interest	48,807,342
$ 50,966,477
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($26,416,448 applicable to 2,039,403 shares of beneficial interest outstanding - Note 5)	$ 12.95
Maximum sales charge, 2.00% of offering price	0.26
Maximum offering price per share	$ 13.21
Class I Shares:
Net asset value, offering and redemption price per share ($24,550,029 applicable to 1,895,226 shares of beneficial interest outstanding - Note 5)	$ 12.95
See notes to financial statements.
10   |  Annual Report

Statement of Operations
Thornburg New York Intermediate Municipal Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Interest income (net of premium amortized of $483,362)	$ 1,788,846
EXPENSES
Investment advisory fees (Note 4)	265,589
Administration fees (Note 4)
Class A Shares	26,501
Class I Shares	20,144
Distribution and service fees (Note 4)
Class A Shares	75,434
Transfer agent fees
Class A Shares	22,802
Class I Shares	21,637
Registration and filing fees
Class A Shares	7,436
Class I Shares	5,308
Custodian fees	24,254
Professional fees	42,469
Trustee and officer fees (Note 4)	3,145
Other expenses	24,707
Total Expenses	539,426
Less:
Expenses reimbursed by investment advisor (Note 4)	(82,529)
Investment advisory fees waived by investment advisor (Note 4)	(4,452)
Net Expenses	452,445
Net Investment Income	$ 1,336,401
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	83,145
Net change in unrealized appreciation (depreciation) on investments	1,328,381
Net Realized and Unrealized Gain	1,411,526
Net Increase in Net Assets Resulting from Operations	$ 2,747,927
See notes to financial statements.
Annual Report  |  11

Statements of Changes in Net Assets
Thornburg New York Intermediate Municipal Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,336,401	$ 1,570,023
Net realized gain (loss) on investments	83,145	(9,562)
Net change in unrealized appreciation (depreciation) on investments	1,328,381	(1,951,804)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,747,927	(391,343)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(719,633)	(861,533)
Class I Shares	(616,768)	(708,490)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(8,173,078)	(1,663,676)
Class I Shares	(59,783)	(2,380,889)
Net Decrease in Net Assets	(6,821,335)	(6,005,931)
NET ASSETS
Beginning of Year	57,787,812	63,793,743
End of Year	$ 50,966,477	$ 57,787,812
See notes to financial statements.
12   |  Annual Report

Notes to Financial Statements
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 47,663,262
Gross unrealized appreciation on a tax basis	2,732,562
Gross unrealized depreciation on a tax basis	(13,762)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 2,718,800
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $64,050. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $479,025 (of which $412,560 are short-term and $66,465 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2019, the Fund had $1,203 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.
Distributions from tax exempt income paid by the Fund for the year ended September 30, 2019 and September 30, 2018 are excludable by shareholders from gross income for Federal income tax purposes.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Tax exempt income	$ 1,335,918	$ 1,567,752
Ordinary income	483	2,014
Capital gains	-	257
Total	$ 1,336,401	$ 1,570,023
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 50,382,062	$ —	$ 50,382,062	$ —
Total Investments in Securities	$ 50,382,062	$ —	$ 50,382,062	$ —
Total Assets	$ 50,382,062	$ —	$ 50,382,062	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the year ended September 30, 2019 was 0.50% of the Fund’s average daily net assets (before applicable management fee waiver of $4,452). Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $23 from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
Total fees incurred for the year ended September 30, 2019 are set forth in the Statement of Operations.
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 0.99%; Class I shares, 0.67%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor voluntarily waived Fund level investment advisory fees of $4,452. The Advisor contractually reimbursed certain class specific expenses and distribution fees of $35,440 for Class A shares and $47,089 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had transactions with affiliated funds of $3,153,104 in purchases and $5,891,474 in sales generating realized gains of $27,982.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	109,181	$ 1,394,851	509,755	$ 6,596,193
Shares issued to shareholders in reinvestment of dividends	46,317	591,531	56,051	715,470
Shares repurchased	(794,796)	(10,159,460)	(700,474)	(8,975,339)
Net decrease	(639,298)	$ (8,173,078)	(134,668)	$ (1,663,676)
Class I Shares
Shares sold	742,617	$ 9,506,280	591,763	$ 7,620,816
Shares issued to shareholders in reinvestment of dividends	43,073	550,736	51,601	658,900
Shares repurchased	(794,596)	(10,116,799)	(832,821)	(10,660,605)
Net decrease	(8,906)	$ (59,783)	(189,457)	$ (2,380,889)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $8,802,510 and $16,743,830, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
18  |  Annual Report

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Annual Report  |  19

Financial Highlights
Thornburg New York Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	(0.30)	$ 12.95
2018	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	(0.30)	$ 12.61
2017	$ 13.40	0.33	(0.40)	(0.07)	(0.33)	—	(0.33)	$ 13.00
2016	$ 13.18	0.29	0.22	0.51	(0.29)	—	(0.29)	$ 13.40
2015	$ 13.22	0.29	(0.04)	0.25	(0.29)	—	(0.29)	$ 13.18
CLASS I SHARES
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	(0.34)	$ 12.95
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	(0.34)	$ 12.61
2017	$ 13.40	0.37	(0.40)	(0.03)	(0.37)	—	(0.37)	$ 13.00
2016	$ 13.18	0.33	0.22	0.55	(0.33)	—	(0.33)	$ 13.40
2015	$ 13.22	0.33	(0.04)	0.29	(0.33)	—	(0.33)	$ 13.18

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
20  |  Annual Report

Financial Highlights, Continued
Thornburg New York Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

2.38	0.99	1.12	5.16	17.75	$ 26,416
2.36	0.99	1.08	(0.68)	15.88	$ 33,778
2.50	0.99	1.09	(0.52)	11.11	$ 36,576
2.18	0.96	1.03	3.91	7.02	$ 45,009
2.16	0.98	1.05	1.87	7.72	$ 49,845

2.69	0.67	0.88	5.50	17.75	$ 24,550
2.68	0.67	0.82	(0.36)	15.88	$ 24,010
2.81	0.67	0.77	(0.20)	11.11	$ 27,217
2.51	0.63	0.72	4.25	7.02	$ 31,498
2.47	0.67	0.76	2.19	7.72	$ 30,242
Annual Report  |  21

Report of Independent Registered Public Accounting Firm
Thornburg New York Intermediate Municipal Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg New York Intermediate Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg New York Intermediate Municipal Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
22   |  Annual Report

Expense Example
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,023.22	$5.02
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS I SHARES
Actual	$1,000.00	$1,024.86	$3.40
Hypothetical*	$1,000.00	$1,021.71	$3.40

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  23

Trustees and Officers
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
24   |  Annual Report

Trustees and Officers, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  25

Trustees and Officers, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
26   |  Annual Report

Other Information
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Fund of $1,335,918 (or the maximum allowed) are tax exempt dividends for federal income tax purposes and $483 are taxable ordinary investment income dividends. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s
Annual Report  |  27

Other Information, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, fifteen-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable
28  |  Annual Report

Other Information, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2019 (Unaudited)
Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the medians of the two peer groups considered but comparable to other funds in the peer groups, that the total expense level of one representative share class was higher than the median of the respective peer group but comparable to other funds in the peer group after waivers of fees and reimbursement of expenses, and that the total expense level of another representative share class was equal to the median of the respective peer group after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  29

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
30  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH860

Annual Reports
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Low Duration Income Fund
Annual Reports  |  September 30, 2019

LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
LIMITED TERM INCOME FUND
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
LOW DURATION INCOME FUND
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Reports  |  3

Letter to Shareholders
September 30, 2019 (Unaudited)
October 21, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg Limited Term U.S. Government Fund, the Thornburg Limited Term Income Fund and the Thornburg Low Duration Income Fund for the year ended September 30, 2019. Combining income and change in price, the Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 5.35% over the period. The Bloomberg Barclays Intermediate Government Bond Index produced a total return of 7.52% over the same period. The Class I shares of the Thornburg Limited Term Income Fund produced a total return of 6.44% over the year ended September 30, 2019. The Bloomberg Barclays Intermediate Government/Credit Bond Index produced a 8.17% total return over the same time period. The Class I shares of the Thornburg Low Duration Income Fund produced a total return of 4.21% over the year ended September 30, 2019. The Bloomberg Barclays 1-3 Year Aggregate Bond Index produced a 4.67% total return over the same period.
The earlier portion of the reporting period represented a major shift in market sentiment across asset classes. The U.S. Treasury 10-year yield peaked in early November 2018, but investor fears surrounding trade tensions, weakening global economic data, Brexit, and especially a hawkish U.S. Federal Reserve (Fed), caused investors to shun risk assets, catching many off-guard as a result. Rising market volatility in the fourth quarter of 2018 suggested that investors feared a tilt away from global monetary policy accommodation and the less predictable, and potentially uneven, economic results that were likely to follow.
The Fed had taken the lead on draining the punchbowl with a series of rate hikes and a simultaneous shrinkage of its balance sheet. Meanwhile, the Fed continued to grapple with inflation running at or close to its 2% target, while factoring in the specter of rising wages potentially fueling higher inflation down the road. Unemployment remained less than 4% and wage growth had risen above 3%, creating a conundrum for policy makers. During the fourth quarter of 2018, the Fed battled signals from the financial markets as well as negative rhetoric from U.S. President Donald Trump. Ultimately, the Fed stayed the course and hiked rates in December, but the median forecast for 2019 fell from three hikes to two in a dovish signal for market participants. The market took the signal as gospel, with risk assets recovering to varying degrees. This would mark the beginning of a global reinflation for risk assets, and a renewed deflation in global yields.
By early January, Fed Chairman Jerome Powell retreated from further planned interest rate hikes in the months ahead, creating downside pressure on rates and truly reinvigorating risk assets across the globe. Additionally, the Federal Open Markets Committee, the Fed’s monetary policy panel, decided to end balance sheet normalization toward the end of 2019, accelerating the downward move in rates and further buoying markets. It set the stage for what would become a series of rate cuts later on in the year. The retreat allowed other central banks around the globe to abandon rate hike plans. On a global basis, general underlying economic fundamentals did not materially deteriorate. This fact, combined with more accommodative central banks, resulted in one of the strongest quarters for risk assets on record. While we had taken advantage of widening spreads and increased rates across portfolios during the latter parts of 2018, we did not view risk as wholesale attractive given continued concerns surrounding economic growth. However, within appropriate portfolios, we maintained a healthy allocation to credit, participating in the broad lift experienced by markets. That said, we find the recent Fed actions concerning.
It seems policy decisions are no longer driven by economic fundamentals, but instead by market movements. In many instances, asset prices are widely disconnected from their fundamentals. What has gone from a tacit inference that the Fed would prop up swooning financial markets—the Greenspan, Bernanke and Yellen “puts”—has become somewhat more explicit under Chairman Powell, who has spoken more openly about “financial conditions” and stability as part of the Fed’s decision-making process. A financial asset’s price should reflect more its individual fundamentals and less the tidal effects of Fed policy. To be sure, some economic data had been weakening in the U.S. and abroad. Global purchasing manager indices continued to trend downward and have recently moved into contractionary territory, including in the U.S. Yet strong U.S. labor force growth and a supportive capex cycle, at least through the first quarter of 2019, continued to drive productivity gains. And while wage growth has leveled off lately, consumer sentiment and balance sheets remain relatively healthy.
The economic backdrop is important for fixed income investors, so it’s vitally important to look at both corporate and consumer health as leading indicators for the economy and for portfolio positioning. Corporate fundamentals have slipped a bit as growth in revenue and earnings before interest, taxes, depreciation and amortization are roughly flat. One important area of concern in the corporate market is leverage and interest coverage. While we are at or near all-time highs in terms of leverage, it is in a very different market than we experienced a decade ago. Since 2009, U.S. non-financial corporations have added $4.3 trillion in new debt, a 66% increase. What we find disconcerting is not the sheer amount of leverage in the system but how stretched the fundamentals become when one factors in a slowing growth environment. This will surely cause future problems for those who have thrown caution to the wind and indiscriminately bought credit at current levels. However, the market continues to provide select opportunities within corporates that have less cyclical underlying cash flows.
Along with the decline in corporate fundamentals, consumer fundamentals have deteriorated, albeit much more modestly. The consumer is seeing increasing debt-to-income ratios as credit card rates are at a decade high. As expected, there has also

4  |  Annual Reports

Letter to Shareholders, Continued
September 30, 2019 (Unaudited)
been an uptick in delinquencies and losses. Despite these metrics, we continue to believe the consumer is on solid footing, bolstered by the tight labor market. Credit quality underlying ABS (asset-backed securities) and MBS (mortgage-backed securities) remains solid. We believe credit underwriting and structure within these spaces are still favorable and especially so for our portfolios as we stay focused on the top of the capital stack. In our view, our place in the capital structure reduces our credit risk and the underlying borrowers’ incentives and ability to refinance controls prepayment activity, targeting attractive, sensible exposures with limited convexity risk.
Overall, we remain defensive across portfolios, maintaining lower credit duration with a focus on defensive businesses. Currently, we prefer consumer ABS and MBS over corporates, consistent with our preference for superior balance sheets. Duration in the Thornburg Limited Term Income Fund remains skewed toward the lower end of our range as the relative value of increasing duration is currently muted. We did take advantage of recent rate volatility, removing some duration as the 10-year Treasury hit the 1.45% area and increasing it as the sovereign yield rose to 1.89%.
Looking forward, investors have to contend with Brexit, the Hong Kong protests, talk around a potential U.S. presidential impeachment and bouts of geopolitical turmoil, particularly in the Middle East. Not a backdrop most would find appealing, yet risk asset prices remain near all-time highs. Yet uncertainty often breeds opportunity for astute investors with a long-term, balanced focus.
Thank you for your continued trust and investing alongside us. We enjoy working hard to add value.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

Jeff Klingelhofer, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Reports  |  5

Performance Summary
September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 11/16/87)
Without sales charge	5.06%	1.25%	1.36%	1.62%	4.64%
With sales charge	3.51%	0.74%	1.05%	1.47%	4.59%
Class C Shares (Incep: 9/1/94)
Without sales charge	4.60%	0.90%	1.03%	1.32%	3.54%
With sales charge	4.10%	0.90%	1.03%	1.32%	3.54%
Class I Shares (Incep: 7/5/96)	5.35%	1.53%	1.67%	1.95%	4.03%
Class R3 Shares (Incep: 7/1/03)	4.88%	1.15%	1.27%	1.54%	2.34%
Class R4 Shares (Incep: 2/1/14)	4.88%	1.15%	1.26%	-	1.26%
Class R5 Shares (Incep: 5/1/12)	5.29%	1.48%	1.64%	-	1.33%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 10/1/92)
Without sales charge	6.03%	2.44%	2.39%	3.51%	4.83%
With sales charge	4.45%	1.92%	2.08%	3.35%	4.77%
Class C Shares (Incep: 9/1/94)
Without sales charge	5.82%	2.23%	2.17%	3.28%	4.51%
With sales charge	5.32%	2.23%	2.17%	3.28%	4.51%
Class I Shares (Incep: 7/5/96)	6.44%	2.79%	2.76%	3.87%	5.03%
Class R3 Shares (Incep: 7/1/03)	5.84%	2.29%	2.25%	3.41%	3.60%
Class R4 Shares (Incep: 2/1/14)	5.84%	2.29%	2.27%	-	2.33%
Class R5 Shares (Incep: 5/1/12)	6.31%	2.67%	2.62%	-	2.84%
Class R6 Shares (Incep: 4/10/17)	6.43%	-	-	-	3.58%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5, and Class R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: Limited Term U.S. Government Fund A shares, 0.91%; C shares, 1.23%; I shares, 0.60%; R3 shares, 1.45%; R4 shares, 1.75%; R5 shares, 1.94%; Limited Term Income Fund A shares, 0.84%; C shares, 1.05%; I shares, 0.51%; R3 shares, 1.09%; R4 shares, 1.45%; R5 shares, 0.69%; R6 shares, 0.57%; and Low Duration Income Fund A shares, 1.82%; I shares, 1.09%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield for Low Duration Income Fund A shares would have been 1.22%, and the SEC yield would have been 0.69%.
6   |  Annual Reports

Performance Summary, Continued
September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
LOW DURATION INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/30/13)
Without sales charge	4.00%	1.92%	1.60%	-	1.63%
With sales charge	2.42%	1.40%	1.30%	-	1.36%
Class I Shares (Incep: 12/30/13)	4.21%	2.11%	1.78%	-	1.81%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LOW DURATION INCOME FUND	FINAL VALUE
30-DAY YIELDS, A SHARES (with sales charge)
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
Annualized Distribution Yield	1.85%
SEC Yield	1.65%
THORNBURG LIMITED TERM INCOME FUND
Annualized Distribution Yield	2.38%
SEC Yield	2.03%
THORNBURG LOW DURATION INCOME FUND
Annualized Distribution Yield	2.23%
SEC Yield	1.71%

Glossary
The Bloomberg Barclays Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg Barclays Intermediate Government Bond Index is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg Barclays U.S. 1-3 Yr Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Credit risk is the probable risk of loss resulting from a borrower’s failure to repay a loan or meet contractual obligations.
Interest rate risk is the risk that an investment’s value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve, or in any other interest rate relationship.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Annual Reports  |  7

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	144
Effective Duration	2.5 Yrs
Average Maturity	3.3 Yrs
TYPES OF HOLDINGS
PORTFOLIO LADDER
11%	6%	7%	24%	20%	12%	9%	5%	3%	2%	2%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
8   |  Annual Reports

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 10.1%
	United States Treasury Notes Inflationary Index, 0.125% due 7/15/2022 - 1/15/2023	$ 8,356,925	$ 8,308,095
	United States Treasury Notes,
	1.375% due 10/31/2020	1,480,000	1,473,077
	1.625% due 12/31/2019 - 8/15/2029	14,500,000	14,473,482
	Total U.S. Treasury Securities (Cost $24,158,564)		24,254,654
	U.S. Government Agencies — 17.1%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	696,980	694,362
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015, 2.291% due 6/30/2027	2,066,652	2,094,020
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	696,644	694,003
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	1,828,750	1,819,992
[a]	2.46% due 12/15/2025	1,625,000	1,649,787
[a,b]	2.653% (LIBOR 3 Month + 0.35%) due 4/15/2025	2,012,500	2,018,686
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	1.87% due 1/15/2026	1,737,895	1,736,486
[a]	2.06% due 1/15/2026	2,275,000	2,285,391
[a,c]	2.512% due 1/15/2026	3,428,750	3,480,251
	Small Business Administration Participation Certificates,
	Series 2001-20D Class 1, 6.35% due 4/1/2021	136,161	138,641
	Series 2001-20F Class 1, 6.44% due 6/1/2021	124,123	127,160
	Series 2002-20A Class 1, 6.14% due 1/1/2022	82,222	84,467
	Series 2002-20K Class 1, 5.08% due 11/1/2022	95,314	98,088
	Series 2005-20H Class 1, 5.11% due 8/1/2025	104,615	109,657
	Series 2007-20D Class 1, 5.32% due 4/1/2027	304,736	324,185
	Series 2007-20F Class 1, 5.71% due 6/1/2027	165,397	178,088
	Series 2007-20I Class 1, 5.56% due 9/1/2027	517,683	539,511
	Series 2007-20K Class 1, 5.51% due 11/1/2027	339,843	363,782
	Series 2008-20G Class 1, 5.87% due 7/1/2028	952,870	1,034,752
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,339,315	1,407,870
	Series 2011-20K Class 1, 2.87% due 11/1/2031	1,657,933	1,704,749
	Series 2014-20H Class 1, 2.88% due 8/1/2034	1,037,183	1,071,244
	Series 2015-20B Class 1, 2.46% due 2/1/2035	871,585	881,171
	Series 2015-20G Class 1, 2.88% due 7/1/2035	1,826,179	1,873,943
	Series 2015-20I Class 1, 2.82% due 9/1/2035	1,840,019	1,885,254
	Series 2017-20I Class 1, 2.59% due 9/1/2037	3,447,774	3,511,236
	Series 2017-20K Class 1, 2.79% due 11/1/2037	1,460,639	1,506,063
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	2,395,833	2,415,634
	Union 13 Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.87% due 6/28/2024	1,274,139	1,271,808
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.543% (LIBOR 3 Month + 0.43%) due 6/26/2024	3,968,384	3,971,432
	Total U.S. Government Agencies (Cost $40,472,930)		40,971,713
	Mortgage Backed — 59.9%
	Federal Home Loan Mtg Corp., Series K716 Class A1, 2.413% due 1/25/2021	537,385	537,739
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 1351 Class TE, 7.00% due 8/15/2022	49,476	52,153
	Series 3291 Class BY, 4.50% due 3/15/2022	91,425	92,575
	Series 3640 Class EL, 4.00% due 3/15/2020	26,433	26,491
	Series 3704 Class DC, 4.00% due 11/15/2036	278,931	284,466
	Series 3867 Class VA, 4.50% due 3/15/2024	1,184,766	1,228,574
	Series 3922 Class PQ, 2.00% due 4/15/2041	564,916	556,850
	Series 4050 Class MV, 3.50% due 8/15/2023	1,376,823	1,395,537
	Series 4072 Class VA, 3.50% due 10/15/2023	1,225,448	1,242,625
	Series 4097 Class TE, 1.75% due 5/15/2039	983,227	973,521
[b]	Series 4105 Class FG, 2.428% (LIBOR 1 Month + 0.40%) due 9/15/2042	1,375,711	1,372,210
	Series 4120 Class TC, 1.50% due 10/15/2027	1,396,724	1,356,016
	Series 4120 Class UE, 2.00% due 10/15/2027	1,384,766	1,377,278
	Federal Home Loan Mtg Corp., CMO,
	Series K018 Class A1, 1.781% due 10/25/2020	90,734	90,539
	Series K035 Class A1, 2.615% due 3/25/2023	1,643,485	1,657,842
	Series K037 Class A1, 2.592% due 4/25/2023	1,009,482	1,019,941
Annual Reports  |  9

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Series K038 Class A1, 2.604% due 10/25/2023	$ 3,278,589	$ 3,319,428
	Series K042 Class A1, 2.267% due 6/25/2024	2,694,474	2,710,334
[d]	Series KP02 Class A2, 2.355% due 4/25/2021	282,870	281,622
	Series KS03 Class A2, 2.79% due 6/25/2022	2,500,000	2,545,197
[b]	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series KF15 Class A, 2.759% (LIBOR 1 Month + 0.67%) due 2/25/2023	553,803	553,661
	Federal Home Loan Mtg Corp., REMIC,
	Pool D98887, 3.50% due 1/1/2032	828,281	862,185
	Pool G13804, 5.00% due 3/1/2025	209,728	219,521
	Pool G15227, 3.50% due 12/1/2029	2,010,589	2,096,384
[e]	Pool G16800, 3.00% due 5/1/2034	2,859,651	2,956,393
	Pool G18435, 2.50% due 5/1/2027	1,433,688	1,450,659
	Pool J11371, 4.50% due 12/1/2024	206,864	214,985
	Pool J13583, 3.50% due 11/1/2025	394,920	408,810
	Pool J14888, 3.50% due 4/1/2026	433,630	449,152
	Pool T61943, 3.50% due 8/1/2045	631,408	646,810
	Pool T65457, 3.00% due 1/1/2048	2,949,258	2,989,600
	Pool ZT1958, 3.00% due 11/1/2030	2,750,196	2,825,808
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer CMO,
	Series 2018-3 Class MA, 3.50% due 8/25/2057	551,542	579,869
	Series 2019-3 Class MA, 3.50% due 10/25/2058	1,956,012	2,040,874
[d]	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer Whole Loan Securities CMO, Series 2018-2 Class HA, 3.00% due 11/25/2057	1,505,213	1,543,947
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer Whole Loan Securities Trust CMO, Series 2018-4 Class HA, 3.00% due 3/25/2058	1,841,730	1,886,729
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[f]	Series 2017-3 Class HA, 3.00% due 7/25/2056	2,011,982	2,082,946
[f]	Series 2017-4 Class HT, 3.00% due 6/25/2057	1,125,126	1,201,270
[f]	Series 2018-1 Class HA, 2.75% due 5/25/2057	2,506,222	2,569,176
	Series 2018-3 Class HA, 3.00% due 8/25/2057	1,755,099	1,801,682
	Series 2019-1 Class MA, 3.50% due 7/25/2058	2,797,581	2,928,838
	Series 2019-2 Class MA, 3.50% due 8/25/2058	3,824,449	4,006,495
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	1,295,963	1,362,332
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	1,455,040	1,512,446
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	1,179,963	1,230,807
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	2,217,289	2,239,441
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	549,768	555,394
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	554,683	560,718
	Federal National Mtg Assoc.,
	1.875% due 12/28/2020	2,000,000	2,001,763
	Pool 252648, 6.50% due 5/1/2022	8,475	8,826
	Pool 342947, 7.25% due 4/1/2024	5,083	5,260
[b]	Pool 895572, 4.695% (LIBOR 12 Month + 1.82%) due 6/1/2036	146,797	154,553
	Pool AA2870, 4.00% due 3/1/2024	214,017	223,217
	Pool AB7997, 2.50% due 2/1/2023	299,478	302,022
	Pool AB8442, 2.00% due 2/1/2028	3,026,382	3,028,241
	Pool AB8447, 2.50% due 2/1/2028	1,284,834	1,300,566
	Pool AD8191, 4.00% due 9/1/2025	389,690	406,441
	Pool AE0704, 4.00% due 1/1/2026	1,496,673	1,561,008
	Pool AH3487, 3.50% due 2/1/2026	1,785,637	1,848,601
	Pool AJ1752, 3.50% due 9/1/2026	1,226,741	1,269,998
	Pool AK6518, 3.00% due 3/1/2027	898,917	923,428
	Pool AK6768, 3.00% due 3/1/2027	1,280,886	1,311,010
	Pool AL9821, 2.50% due 1/1/2032	4,387,602	4,453,665
	Pool AS4916, 3.00% due 5/1/2030	2,670,648	2,742,635
	Pool AS9749, 4.00% due 6/1/2047	2,027,883	2,123,940
	Pool AU2669, 2.50% due 10/1/2028	1,269,618	1,289,527
	Pool BF0130, 3.50% due 8/1/2056	618,974	651,120
	Pool BF0144, 3.50% due 10/1/2056	841,667	889,850
	Pool BM4864, 3.50% due 5/1/2033	2,124,272	2,215,773
	Pool BM5490, 3.50% due 11/1/2031	2,646,078	2,750,959
	Pool CA0200, 3.00% due 8/1/2032	2,227,335	2,302,686
	Pool MA0380, 4.00% due 4/1/2020	13,690	13,721
	Pool MA1582, 3.50% due 9/1/2043	3,384,785	3,545,765
	Pool MA1585, 2.00% due 9/1/2023	873,586	872,112
10   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Pool MA2322, 2.50% due 7/1/2025	$ 851,099	$ 860,191
	Pool MA2353, 3.00% due 8/1/2035	1,937,726	1,995,240
	Pool MA2480, 4.00% due 12/1/2035	1,839,545	1,949,675
	Pool MA2499, 2.50% due 1/1/2026	1,494,303	1,510,731
	Pool MA3465, 4.00% due 9/1/2038	2,109,509	2,224,594
	Pool MA3557, 4.00% due 1/1/2029	2,484,481	2,596,712
	Pool MA3681, 3.00% due 6/1/2034	2,240,685	2,290,579
	Federal National Mtg Assoc., CMO REMIC,
	Series 1993-32 Class H, 6.00% due 3/25/2023	6,415	6,727
[d]	Series 2009-17 Class AH, 0.62% due 3/25/2039	336,138	291,296
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	7,344	7,428
	Series 2011-45 Class VA, 4.00% due 3/25/2024	30,446	30,436
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,497,770	1,520,440
[b]	Series 2013-81 Class FW, 2.318% (LIBOR 1 Month + 0.30%) due 1/25/2043	2,197,609	2,179,418
[b]	Series 2013-92 Class FA, 2.568% (LIBOR 1 Month + 0.55%) due 9/25/2043	1,594,380	1,603,688
	Federal National Mtg Assoc., CMO,
	Series 2011-70 Class CA, 3.00% due 8/25/2026	3,009,008	3,001,484
	Series 2012-20 Class VT, 3.50% due 3/25/2025	2,349,355	2,369,449
[b]	Series 2015-SB5 Class A10, 3.15% (LIBOR 1 Month + 3.15%) due 9/25/2035	1,080,871	1,114,742
[b]	Series 2018-SB47 Class A5H, 2.92% (LIBOR 1 Month + 2.92%) due 1/25/2038	1,462,542	1,494,460
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	998,295	1,037,730
	Government National Mtg Assoc.,
[d]	Pool 751388, 5.303% due 1/20/2061	758,625	760,940
[d]	Pool 751392, 5.00% due 2/20/2061	4,300,687	4,464,082
[b]	Pool 894205, 3.75% (H15T1Y + 1.50%) due 8/20/2039	331,080	340,587
[b]	Pool MA0100, 3.875% (H15T1Y + 1.50%) due 5/20/2042	512,866	529,362
	Pool MA0907, 2.00% due 4/20/2028	1,714,342	1,705,217
	Government National Mtg Assoc., CMO,
	Series 2010-160 Class VY, 4.50% due 1/20/2022	249,873	255,575
	Series 2017-186 Class VA, 3.00% due 2/20/2031	2,691,080	2,740,664
	Mortgage-Linked Amortizing Notes CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	394,480	395,069
	Total Mortgage Backed (Cost $141,620,947)		143,371,073
	Corporate Bonds — 1.7%
	Telecommunication Services — 1.7%
	Wireless Telecommunication Services — 1.7%
	Sprint Communications, Inc., 9.25% due 4/15/2022	3,500,000	4,055,625
			4,055,625
	Total Corporate Bonds (Cost $4,020,244)		4,055,625
	Short-Term Investments — 12.1%
	Bank of New York Tri-Party Repurchase Agreement 1.94% dated 9/30/2019 due 10/1/2019, repurchase price $9,000,485 collateralized by 4 U.S. Government debt securities, having an average coupon of 4.75%, a minimum credit rating of BBB-, maturity dates from 10/25/2021 to 8/20/2049, and having an aggregate market value of $9,143,909 at 9/30/2019	9,000,000	9,000,000
	Federal Home Loan Bank Discount Notes, 1.50% due 10/1/2019	5,024,000	5,024,000
	United States Treasury Bill,
	1.657% due 10/3/2019	3,000,000	2,999,724
	1.795% due 10/15/2019	3,000,000	2,997,906
	1.962% due 10/10/2019	3,000,000	2,998,525
	1.98% due 10/8/2019	3,000,000	2,998,845
	1.986% due 10/1/2019	3,000,000	3,000,000
	Total Short-Term Investments (Cost $29,019,000)		29,019,000
	Total Investments — 100.9% (Cost $239,291,685)		$241,672,065
	Liabilities Net of Other Assets — (0.9)%		(2,270,166)
	Net Assets — 100.0%		$239,401,899

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
Annual Reports  |  11

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2019
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
c	Segregated as collateral for a when-issued security.
d	Variable rate coupon, rate shown as of September 30, 2019.
e	When-issued security.
f	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2019.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
See notes to financial statements.
12   |  Annual Reports

Fund Summary
Thornburg Limited Term Income Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	602
Effective Duration	2.5 Yrs
Average Maturity	3.3 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER
8%	17%	13%	15%	14%	11%	7%	3%	4%	2%	6%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Reports  |  13

Schedule of Investments
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 9.3%
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2020	$ 18,140,117	$ 17,982,808
	0.25% due 1/15/2025	5,957,490	5,971,802
	0.375% due 7/15/2027	65,948,544	66,936,486
	0.875% due 1/15/2029	83,109,643	88,174,138
	United States Treasury Notes,
	1.375% due 5/31/2020 - 8/31/2020	36,075,000	35,947,529
	1.50% due 5/15/2020	30,000,000	29,931,444
	1.625% due 12/31/2019 - 8/15/2029	207,430,000	206,975,629
	2.25% due 11/15/2025 - 8/15/2027	35,637,000	37,115,071
	2.50% due 5/31/2020	7,000,000	7,028,096
	2.625% due 2/15/2029	31,970,000	34,606,902
	Total U.S. Treasury Securities (Cost $517,427,566)		530,669,905
	U.S. Government Agencies — 1.0%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	7,210,140	7,183,055
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	1,794,044	1,794,855
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	5,324,667	5,304,485
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	3,640,000	3,622,567
[a]	2.46% due 12/15/2025	4,875,000	4,949,360
[a,b]	2.653% (LIBOR 3 Month + 0.35%) due 4/15/2025	5,957,000	5,975,311
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	1.87% due 1/15/2026	4,666,316	4,662,534
[a]	2.06% due 1/15/2026	975,000	979,453
[a]	2.512% due 1/15/2026	4,225,000	4,288,461
	Small Business Administration Participation Certificates,
	Series 2011-20G Class 1, 3.74% due 7/1/2031	5,357,260	5,631,481
	Series 2011-20K Class 1, 2.87% due 11/1/2031	6,453,504	6,635,736
[c,d,e,f]	U.S. Department of Transportation, 6.001% due 12/7/2031	3,000,000	3,232,814
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.543% (LIBOR 3 Month + 0.43%) due 6/26/2024	4,947,181	4,950,981
	Total U.S. Government Agencies (Cost $59,146,214)		59,211,093
	Other Government — 0.9%
[a,c,d]	Bermuda Government International Bond, 4.138% due 1/3/2023	4,000,000	4,198,750
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[a,c]	2.004% due 9/18/2024	5,132,834	5,143,876
[a,c]	2.581% due 11/11/2024	7,425,108	7,553,633
[a,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	3,513,883	3,377,895
[a,b,c]	Korea Expressway Corp., 2.978% (LIBOR 3 Month + 0.70%) due 4/20/2020	15,000,000	15,027,300
[a]	North American Development Bank, 4.375% due 2/11/2020	15,500,000	15,591,508
	Total Other Government (Cost $50,689,875)		50,892,962
	Mortgage Backed — 20.6%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[c,g]	Series 2017-1 Class A2, 3.085% due 1/25/2047	1,112,133	1,110,291
[c,g]	Series 2017-3 Class A1, 2.708% due 11/25/2047	3,186,161	3,146,935
[c,g]	Series 2018-1 Class A1, 3.258% due 4/27/2048	5,312,568	5,379,284
[c,g]	Series 2018-2 Class A1, 3.674% due 7/27/2048	5,634,913	5,745,008
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[c,g]	Series 2018-1 Class A1, 3.763% due 4/25/2048	11,565,346	11,767,743
[c,g]	Series 2019-1 Class A1, 3.805% due 1/25/2049	18,402,901	18,743,556
[c,g]	Series 2019-2 Class A1, 3.347% due 4/25/2049	9,340,616	9,496,916
[c,g]	Series 2019-3 Class A1, 2.962% due 10/25/2048	21,686,292	21,576,954
[c]	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	3,237,712	3,263,651
[b,c]	Bayview Commercial Asset Trust CMO, Series 2004-3 Class A2, 2.648% (LIBOR 1 Month + 0.63%) due 1/25/2035	1,488,223	1,469,691
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	8,065,935	8,127,077
[c,g]	CIM Trust, Whole Loan Securities Trust CMO, Series 18-INV1 Class A4, 4.00% due 8/25/2048	7,188,278	7,344,655
[g]	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2004-HYB2 Class B1, 4.917% due 3/25/2034	96,285	84,795
[c,g]	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2014-A Class A, 4.00% due 1/25/2035	1,531,831	1,567,334
14   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	$ 8,807,491	$ 8,783,742
[c,g]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	12,778,763	12,986,198
[b,c]	DBUBS Mortgage Trust, Series 2011-LC2A Class A1FL, 3.389% (LIBOR 1 Month + 1.35%) due 7/12/2044	1,465,762	1,471,320
[c]	FDIC Trust, Whole Loan Securities Trust CMO, Series 2013-R1 Class A, 1.15% due 3/25/2033	631,620	628,106
	Federal Home Loan Mtg Corp. CMO REMIC, Series 3195 Class PD, 6.50% due 7/15/2036	545,182	614,057
[g,h]	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO, Series K008 Class X1, 1.643% due 6/25/2020	28,751,105	200,628
	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates,
[g]	Series K031 Class A2, 3.30% due 4/25/2023	9,203,000	9,595,282
	Series K039 Class A1, 2.683% due 12/25/2023	4,005,510	4,067,638
[g]	Series K719 Class A2, 2.731% due 6/25/2022	6,355,000	6,457,856
	Series K722 Class A2, 2.406% due 3/25/2023	4,800,000	4,864,182
	Series K725 Class A1, 2.666% due 5/25/2023	6,949,860	7,043,178
	Federal Home Loan Mtg Corp.,
	Pool G15643, 3.00% due 10/1/2030	13,353,343	13,787,239
	Pool J17504, 3.00% due 12/1/2026	990,517	1,018,059
	Pool ZS7299, 3.00% due 10/1/2030	17,198,959	17,748,552
	Series K716 Class A1, 2.413% due 1/25/2021	1,652,458	1,653,546
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 2682 Class JG, 4.50% due 10/15/2023	261,581	268,126
	Series 3291 Class BY, 4.50% due 3/15/2022	121,900	123,433
	Series 3504 Class PC, 4.00% due 1/15/2039	17,516	17,758
	Series 3838 Class GV, 4.00% due 3/15/2024	4,949,380	5,084,410
	Series 3919 Class VB, 4.00% due 8/15/2024	2,642,250	2,714,898
	Series 3922 Class PQ, 2.00% due 4/15/2041	847,374	835,275
	Series 4050 Class MV, 3.50% due 8/15/2023	1,573,062	1,594,444
	Series 4072 Class VA, 3.50% due 10/15/2023	1,233,137	1,250,421
	Series 4079 Class WV, 3.50% due 3/15/2027	2,175,652	2,222,463
	Series 4097 Class TE, 1.75% due 5/15/2039	2,949,681	2,920,564
	Series 4120 Class TC, 1.50% due 10/15/2027	1,813,657	1,760,799
	Federal Home Loan Mtg Corp., CMO, Series K038 Class A1, 2.604% due 10/25/2023	7,691,023	7,786,825
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K030 Class A1, 2.779% due 9/25/2022	2,397,003	2,421,418
	Series K717 Class A2, 2.991% due 9/25/2021	4,700,000	4,759,919
	Federal Home Loan Mtg Corp., REMIC,
	Pool D98887, 3.50% due 1/1/2032	2,772,667	2,886,160
[i]	Pool G16800, 3.00% due 5/1/2034	20,247,476	20,932,448
	Pool T65457, 3.00% due 1/1/2048	26,480,125	26,842,341
	Pool ZT1958, 3.00% due 11/1/2030	745,962	766,471
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer CMO,
[f]	Series 2017-1 Class HA, 3.00% due 1/25/2056	9,687,255	9,923,885
	Series 2019-3 Class MA, 3.50% due 10/25/2058	27,611,059	28,808,984
[g]	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer Whole Loan Securities CMO, Series 2018-2 Class HA, 3.00% due 11/25/2057	24,083,411	24,703,152
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer Whole Loan Securities Trust CMO, Series 2018-4 Class HA, 3.00% due 3/25/2058	20,829,970	21,338,903
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[f]	Series 2017-3 Class HA, 3.00% due 7/25/2056	16,790,391	17,382,603
[f]	Series 2017-4 Class HT, 3.00% due 6/25/2057	14,433,760	15,410,578
[f]	Series 2018-1 Class HA, 2.75% due 5/25/2057	9,962,231	10,212,473
	Series 2018-3 Class HA, 3.00% due 8/25/2057	25,273,425	25,944,225
	Series 2019-1 Class MA, 3.50% due 7/25/2058	19,377,909	20,287,082
	Series 2019-2 Class MA, 3.50% due 8/25/2058	47,530,250	49,792,718
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	5,577,653	5,797,708
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	46,623,543	47,089,331
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	4,240,124	4,286,258
	Federal National Mtg Assoc. CMO REMIC,
	Series 2005-48 Class AR, 5.50% due 2/25/2035	7,282	7,289
	Series 2007-42 Class PA, 5.50% due 4/25/2037	122,678	126,555
	Series 2012-129 Class LA, 3.50% due 12/25/2042	5,987,023	6,148,729
	Federal National Mtg Assoc.,
	Pool 469616, 3.50% due 11/1/2021	3,539,103	3,626,894
	Pool 897936, 5.50% due 8/1/2021	96,284	98,252
	Pool AB7997, 2.50% due 2/1/2023	1,630,423	1,644,273
Annual Reports  |  15

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Pool AB8442, 2.00% due 2/1/2028	$ 18,204,264	$ 18,215,447
	Pool AE0160, 4.416% due 6/1/2020	4,407,410	4,421,549
	Pool AE0704, 4.00% due 1/1/2026	3,892,813	4,060,147
	Pool AK6518, 3.00% due 3/1/2027	1,253,874	1,288,064
	Pool AL9445, 3.00% due 7/1/2031	50,733,602	52,354,794
	Pool AL9612, 3.50% due 11/1/2043	6,676,510	7,012,821
	Pool AS3111, 3.00% due 8/1/2029	7,479,995	7,707,331
	Pool AS4916, 3.00% due 5/1/2030	831,435	853,847
	Pool AS9733, 4.00% due 6/1/2047	26,833,405	28,867,524
	Pool AS9749, 4.00% due 6/1/2047	17,216,043	18,031,532
	Pool AV5059, 3.00% due 2/1/2029	4,760,532	4,900,753
	Pool BM4324, 3.50% due 7/1/2033	5,994,089	6,299,106
	Pool BM5462, 3.00% due 11/1/2032	16,496,891	16,993,117
	Pool BM5490, 3.50% due 11/1/2031	8,732,058	9,078,164
	Pool CA0200, 3.00% due 8/1/2032	16,577,659	17,138,481
	Pool CA3430, 3.50% due 4/1/2034	23,474,168	24,698,024
	Pool CA3904, 3.00% due 7/1/2034	14,000,510	14,482,897
	Pool FM1126, 3.00% due 3/1/2033	9,684,723	9,966,960
	Pool MA1278, 2.50% due 12/1/2022	2,146,258	2,164,488
	Pool MA1585, 2.00% due 9/1/2023	3,308,707	3,303,126
	Pool MA2815, 3.00% due 11/1/2026	2,431,290	2,488,468
	Pool MA3465, 4.00% due 9/1/2038	18,918,075	19,950,160
	Pool MA3681, 3.00% due 6/1/2034	16,700,007	17,071,874
	Federal National Mtg Assoc., CMO REMIC,
[g]	Series 2009-17 Class AH, 0.62% due 3/25/2039	560,229	485,494
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	12,240	12,380
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,366,341	1,387,022
[b]	Series 2013-81 Class FW, 2.318% (LIBOR 1 Month + 0.30%) due 1/25/2043	7,984,944	7,918,846
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,969,318	18,679,143
[c,g]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	8,818,179	8,861,751
[c,g]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	7,174,740	7,206,259
[c,g]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-1 Class A43, 3.50% due 11/25/2057	2,879,033	2,905,908
[c,f]	GCAT 2019-NQM1 LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	19,137,624	19,349,853
[c,f]	GCAT Trust Whole Loan Securities Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	19,900,000	19,898,171
	Government National Mtg Assoc.,
[g]	Pool 731491, 5.17% due 12/20/2060	644,049	655,136
[g]	Pool 751388, 5.303% due 1/20/2061	1,192,125	1,195,763
	Pool 783299, 4.50% due 2/15/2022	8,088	8,103
[b]	Pool MA0100, 3.875% (H15T1Y + 1.50%) due 5/20/2042	518,047	534,709
	Series 2009-68 Class DP, 4.50% due 11/16/2038	163,688	168,627
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[c,g]	Series 2018-1 Class A1, 3.766% due 6/25/2048	8,641,685	8,893,524
[c,g]	Series 2019-1 Class A1, 3.454% due 1/25/2059	15,345,304	15,561,860
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[c,g]	Series 2017-2 Class A6, 3.00% due 5/25/2047	15,255,308	15,350,412
[c,g]	Series 2017-6 Class A5, 3.50% due 12/25/2048	17,567,274	17,860,176
[c,g]	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO, Series 2018-MTG1 Class A3, 3.50% due 3/25/2048	10,858,920	11,037,893
[g]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.38% due 8/25/2034	303,605	269,219
[c,g]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	4,848,072	5,039,594
	Mortgage-Linked Amortizing Notes CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	333,791	334,289
[c,g]	New Residential Mortgage Loan Trust Whole Loan Securities Trust CMO, Series 2017-2A Class A3, 4.00% due 3/25/2057	7,540,823	7,920,591
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[c,g]	Series 2017-3A Class A1, 4.00% due 4/25/2057	9,515,174	9,932,991
[c,g]	Series 2017-4A Class A1, 4.00% due 5/25/2057	11,881,023	12,477,021
[b,c]	Series 2017-5A Class A1, 3.518% (LIBOR 1 Month + 1.50%) due 6/25/2057	988,445	1,004,058
[c,g]	Series 2018-2A Class A1, 4.50% due 2/25/2058	11,040,560	11,621,500
[c,g]	Series 2018-NQM1 Class A1, 3.986% due 11/25/2048	16,925,884	17,516,369
[c,g]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	6,795,615	7,083,093
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	905,074	924,918
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[c,g]	Series 2017-4 Class A4, 3.50% due 7/25/2047	3,243,983	3,300,373
[c,g]	Series 2017-5 Class A4, 3.50% due 8/25/2047	8,063,938	8,214,193
[c,g]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	4,684,248	4,802,893
16   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
[g]	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 4.171% due 3/25/2033	$ 835,459	$ 846,506
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[c,g]	Series 2017-2A Class A1, 2.485% due 7/25/2047	6,340,538	6,300,038
[c,g]	Series 2018-2 Class A1, 3.677% due 6/1/2058	8,673,433	8,882,925
[c,g]	Series 2018-3 Class A1, 4.108% due 10/25/2058	9,306,746	9,576,224
[c,f]	Series 2019-3 Class A1, 2.784% due 7/25/2059	25,644,160	25,700,444
[c,g]	Wells Fargo Commercial Mortgage Trust, Series 2013-120B Class A, 2.80% due 3/18/2028	15,000,000	14,992,723
	Total Mortgage Backed (Cost $1,155,239,801)		1,173,621,204
	Asset Backed Securities — 15.5%
	Advance Receivables — 0.7%
[c,j]	New Residential Advance Receivables Trust, Series 2019-T2 Class AT2, 2.52% due 8/15/2053	31,650,000	31,571,505
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2018-T1 Class A, 3.62% due 10/17/2050	7,605,593	7,710,383
			39,281,888
	Asset-Backed - Finance & Insurance — 3.7%
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14% due 7/16/2040	16,800,000	16,821,738
[c]	Conn’s Receivables Funding LLC, Series 2019-A Class A, 3.40% due 10/16/2023	5,695,939	5,718,885
[c]	ExteNet, LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	9,855,000	9,976,126
[c]	Freed ABS Trust, Series 2019-1 Class-A, 3.42% due 6/18/2026	4,100,151	4,120,393
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	12,852,201	12,826,413
[c]	Lendingpoint Asset Securitization Trust, Series 2019-1 Class A, 3.154% due 8/15/2025	16,161,137	16,182,339
[c]	Meltel Land Funding, LLC, Series 2019-1A Class A, 3.768% due 4/15/2049	9,400,000	9,635,246
[c]	NRZ Advance Receivables Trust, Series 2019-T1 Class AT1, 2.59% due 7/15/2052	27,675,000	27,802,120
[c]	SCF Equipment Leasing, Series 2019-1A Class A1, 3.04% due 3/20/2023	8,053,824	8,084,742
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	3,630,729	3,730,585
[c]	Small Business Lending Trust, Series 2019-A Class A, 2.85% due 7/15/2026	8,400,000	8,395,987
	Sofi Consumer Loan Program Trust,
[c]	Series 2018-1 Class A2, 3.14% due 2/25/2027	450,000	452,461
[c]	Series 2019-3 Class A, 2.90% due 5/25/2028	20,639,269	20,770,551
[c]	SpringCastle Funding, Series 2019-AA Class A, 3.20% due 5/27/2036	28,656,200	28,939,888
	Upstart Securitization Trust,
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	14,850,000	15,004,923
[c]	Series 2019-2 Class A, 2.897% due 9/20/2029	19,974,977	20,029,047
			208,491,444
	Auto Receivables — 1.8%
	American Credit Acceptance Receivables Trust,
[c]	Series 2016-4 Class C, 2.91% due 2/13/2023	453,878	453,902
[c]	Series 2018-3 Class B, 3.49% due 6/13/2022	3,815,000	3,828,264
[c]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	6,000,000	6,018,190
[c]	CarNow Auto Receivables Trust, Series 2019-1A Class A, 2.72% due 11/15/2022	10,893,885	10,908,764
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	1,041,738	1,042,163
[c]	CPS Auto Receivables Trust, Series 2019-A Class B, 3.58% due 12/16/2024	11,800,000	11,954,496
[c]	Enterprise Fleet Financing, LLC, Series 2017-1 Class A2, 2.13% due 7/20/2022	1,104,309	1,103,836
	Foursight Capital Automobile Receivables Trust,
[c]	Series 2016-1 Class A2, 2.87% due 10/15/2021	1,838,554	1,839,540
[c]	Series 2019-1 Class A2, 2.58% due 3/15/2023	8,900,000	8,912,738
	GLS Auto Receivables Trust,
[c]	Series 2018-2A Class A, 3.25% due 4/18/2022	2,551,220	2,557,398
[c]	Series 2018-3A Class A, 3.35% due 8/15/2022	4,207,289	4,226,611
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	9,660,329	9,712,917
[b,c]	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1, 3.149% (LIBOR 1 Month + 1.10%) due 4/10/2030	1,176,707	1,176,857
[a,b,c]	OSCAR US Funding Trust VII, LLC, Series 2017-2A Class A2B, 2.699% (LIBOR 1 Month + 0.65%) due 11/10/2020	99,891	99,897
[c]	OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	604,579	604,656
[a,c]	Oscar US Funding XI, LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	14,400,000	14,472,997
[c]	Skopos Auto Receivables Trust, Series 2019-1A Class A, 2.90% due 12/15/2022	10,250,000	10,255,649
[c]	Tesla Auto Lease Trust, Series 2018-B Class A, 3.71% due 8/20/2021	5,390,611	5,473,707
[c]	U.S. Auto Funding, LLC, Series 2019-1A Class A, 3.61% due 4/15/2022	7,883,419	7,921,357
[c]	Veros Automobile Receivables Trust, Series 2017-1 Class A, 2.84% due 4/17/2023	296,032	296,000
			102,859,939
Annual Reports  |  17

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Other Asset Backed — 7.1%
	Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	$ 6,047,771	$ 6,055,657
[c]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48% due 7/15/2022	8,432,312	8,469,666
	AXIS Equipment Finance Receivables VI, LLC,
[c]	Series 2018-2A Class A2, 3.89% due 7/20/2022	5,242,753	5,289,827
[c]	Series 2019-1A Class A2, 2.63% due 6/20/2024	8,400,000	8,429,048
[c,g]	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	3,030,562	3,067,078
[c]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	2,250,981	2,262,538
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	3,152,441	3,184,960
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2018-P2 Class A, 3.47% due 10/15/2025	3,978,843	3,999,537
[c]	Series 2018-P3 Class A, 3.82% due 1/15/2026	4,289,201	4,331,408
[c]	Credit Suisse ABS Trust, Series 2018-LD1 Class A, 3.42% due 7/25/2024	710,502	710,818
[c]	Dell Equipment Finance Trust, Series 2018-1 Class A2A, 2.97% due 10/22/2020	3,419,916	3,426,365
	Diamond Resorts Owner Trust,
[c]	Series 2018-1 Class A, 3.70% due 1/21/2031	8,406,360	8,565,772
[c]	Series 2019-1A Class A, 2.89% due 2/20/2032	22,946,320	23,002,405
[a,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	4,556,666	4,557,384
	Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	9,153,050	9,264,256
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	3,607,621	3,627,839
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	12,717,235	13,016,468
[a,c]	Global SC Finance IV Ltd., Series 2017-1A Class A, 3.85% due 4/15/2037	6,550,638	6,740,291
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	6,749,378	6,912,186
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	1,306,006	1,317,414
	Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2014-ELL Class A1, 1.66% due 2/1/2022	239,804	239,476
	Nationstar HECM Loan Trust,
[c,e,g]	Series 2018-1A Class A, 2.76% due 2/25/2028	2,511,040	2,495,974
[c,g]	Series 2018-2A Class A, 3.188% due 7/25/2028	1,924,842	1,930,017
[c,g]	Series 2019-1A Class A, 2.651% due 6/25/2029	10,441,971	10,458,064
[b,c]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 3.228% (LIBOR 1 Month + 1.20%) due 12/15/2028	3,717,929	3,750,703
[b]	Navient Student Loan Trust, Series 2014-1 Class A3, 2.528% (LIBOR 1 Month + 0.51%) due 6/25/2031	8,450,616	8,385,692
[b,c]	Nelnet Student Loan Trust, Series 2013-1A Class A, 2.618% (LIBOR 1 Month + 0.60%) due 6/25/2041	5,680,948	5,624,945
[b,c,d,e]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.30% (LIBOR 3 Month + 0.78%) due 12/1/2037	831,250	819,613
	Ocwen Master Advance Receivables Trust,
[c]	Series 2019-T1 Class AT1, 2.514% due 8/15/2050	10,500,000	10,525,977
[c]	Series 2019-T2 Class AT2, 2.419% due 8/15/2051	7,900,000	7,919,011
[c]	Oportun Funding VI, LLC, Series 2017-A Class A, 3.23% due 6/8/2023	5,500,000	5,506,189
[c]	Oportun Funding VII, LLC, Series 2017-B Class A, 3.22% due 10/10/2023	7,500,000	7,557,716
[b,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 2.568% (LIBOR 1 Month + 0.55%) due 5/25/2057	1,499,224	1,495,430
	PFS Financing Corp.,
[c]	Series 2016-BA Class A, 1.87% due 10/15/2021	5,610,000	5,608,867
[b,c]	Series 2017-BA Class A1, 2.628% (LIBOR 1 Month + 0.60%) due 7/15/2022	16,900,000	16,922,333
[c]	Series 2017-D Class A, 2.40% due 10/17/2022	10,000,000	10,011,097
[c]	Series 2018-B Class A, 2.89% due 2/15/2023	7,400,000	7,469,393
[c]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	9,400,000	9,428,758
[c,e]	Scala Funding Co., LLC, Series 2016-1 Class A, 3.91% due 2/15/2021	2,000,000	1,966,000
[c]	SCF Equipment Leasing, LLC, Series 2018-1A Class A2, 3.63% due 10/20/2024	5,886,060	5,905,308
	Sierra Timeshare Receivables Funding, LLC,
[c]	Series 2015-1A Class A, 2.40% due 3/22/2032	1,168,781	1,167,854
[c]	Series 2015-2A Class A, 2.43% due 6/20/2032	843,249	842,336
[c]	Series 2015-3A Class A, 2.58% due 9/20/2032	2,307,153	2,307,198
[b]	SLM Student Loan Trust, Series 2013-6 Class A3, 2.668% (LIBOR 1 Month + 0.65%) due 6/25/2055	39,387,081	39,234,873
	Small Business Administration,
	Series 2001-20J Class 1, 5.76% due 10/1/2021	59,086	60,282
	Series 2008-20D Class 1, 5.37% due 4/1/2028	935,960	997,391
	Series 2009-20E Class 1, 4.43% due 5/1/2029	547,780	575,598
	Series 2009-20K Class 1, 4.09% due 11/1/2029	3,923,213	4,121,191
	Series 2011-20E Class 1, 3.79% due 5/1/2031	4,914,856	5,170,249
	Series 2011-20F Class 1, 3.67% due 6/1/2031	806,991	853,048
	Series 2011-20I Class 1, 2.85% due 9/1/2031	7,770,179	7,953,879
	Series 2012-20D Class 1, 2.67% due 4/1/2032	6,196,579	6,364,769
18   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Series 2012-20J Class 1, 2.18% due 10/1/2032	$ 4,897,490	$ 4,941,939
	Series 2012-20K Class 1, 2.09% due 11/1/2032	3,087,565	3,107,813
[b,c]	SMB Private Education Loan Trust, Series 2015-A Class A3, 3.528% (LIBOR 1 Month + 1.50%) due 2/17/2032	10,000,000	10,135,781
[c]	Social Professional Loan Program, LLC, Series 2014-B Class A2, 2.55% due 8/27/2029	208,449	207,947
[c]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77% due 5/25/2026	1,247,521	1,251,103
[c]	SoFi Professional Loan Program, LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	6,000,000	6,065,731
[c]	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472% due 5/20/2046	8,743,251	8,858,885
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	3,914,609	3,909,169
	Towd Point Mortgage Trust,
[c,g]	Series 2016-5 Class A1, 2.50% due 10/25/2056	7,934,601	7,935,395
[c,g]	Series 2017-1 Class A1, 2.75% due 10/25/2056	4,428,096	4,450,679
[c,g]	Series 2018-2 Class A1, 3.25% due 3/25/2058	9,766,259	9,924,473
[c,g]	Series 2018-3 Class A1, 3.75% due 5/25/2058	6,563,610	6,801,213
[c,g]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	12,675,494	13,050,689
[b,c]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 2.528% (LIBOR 1 Month + 0.50%) due 11/15/2022	3,350,000	3,358,502
[c]	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50% due 12/20/2028	3,427,210	3,444,899
			407,344,366
	Residential MTG Trust — 0.3%
[c,g]	Finance of America Structured Securities Trust, Series 2018-HB1 Class A, 3.375% due 9/25/2028	7,226,242	7,241,167
	New Residential Mortgage Loan Trust,
[c,g]	Series 2017-6A Class A1, 4.00% due 8/27/2057	4,354,781	4,550,095
[c,g]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	5,136,859	5,355,645
			17,146,907
	Student Loan — 1.9%
[c]	Commonbond Student Loan Trust, Series 18-CGS, Class A1, 3.87% due 2/25/2046	8,979,863	9,401,096
	Navient Private Education Refinance Loan Trust,
[c]	Series 2018-CA Class A1, 3.01% due 6/16/2042	2,472,933	2,494,711
[b,c]	Series 2019-D Class A2B, 3.078% (LIBOR 1 Month + 1.05%) due 12/15/2059	14,400,000	14,399,929
[b,c]	Navient Student Loan Trust, Series 2016-6A Class A2, 2.768% (LIBOR 1 Month + 0.75%) due 3/25/2066	11,160,184	11,207,506
	Nelnet Student Loan Trust,
[b,c]	Series 2015-2A Class A2, 2.618% (LIBOR 1 Month + 0.60%) due 9/25/2047	40,548,862	40,505,754
[b,c]	Series 2016-A Class A1A, 3.768% (LIBOR 1 Month + 1.75%) due 12/26/2040	6,154,959	6,124,735
	SLM Student Loan Trust,
[b,c]	Series 2011-A Class A3, 4.528% (LIBOR 1 Month + 2.50%) due 1/15/2043	6,072,111	6,112,760
[b,c]	Series 2013-B Class A2B, 3.128% (LIBOR 1 Month + 1.10%) due 6/17/2030	18,364	18,367
[b,c]	SMB Private Education Loan Trust, Series 2019-B Class A1, 2.378% (LIBOR 1 Month + 0.35%) due 7/15/2026	15,363,124	15,363,110
[b,c]	SoFi Professional Loan Program, LLC, Series 2014-B Class A1, 3.268% (LIBOR 1 Month + 1.25%) due 8/25/2032	710,599	711,526
			106,339,494
	Total Asset Backed Securities (Cost $875,930,610)		881,464,038
	Corporate Bonds — 42.8%
	Automobiles & Components — 3.5%
	Automobiles — 2.8%
[a,b,c]	BMW Finance N.V., 2.965% (LIBOR 3 Month + 0.79%) due 8/12/2022	25,800,000	25,889,326
[c]	BMW US Capital, LLC, 3.25% due 8/14/2020	3,892,200	3,926,996
	Daimler Finance North America, LLC,
[b,c]	3.058% (LIBOR 3 Month + 0.90%) due 2/15/2022	19,050,000	19,148,507
[c]	3.40% due 2/22/2022	12,000,000	12,276,152
[c]	3.75% due 11/5/2021	3,345,000	3,439,223
	Harley-Davidson Financial Services, Inc.,
[c]	2.40% due 6/15/2020	9,827,000	9,820,992
[c]	Series CO, 4.05% due 2/4/2022	7,976,000	8,226,297
[c]	Hyundai Capital America, 3.95% due 2/1/2022	22,900,000	23,532,913
[a,c]	Hyundai Capital Services, Inc., 3.75% due 3/5/2023	7,000,000	7,230,232
	Nissan Motor Acceptance Corp.,
[b,c]	2.794% (LIBOR 3 Month + 0.69%) due 9/28/2022	2,453,000	2,448,740
[b,c]	2.953% (LIBOR 3 Month + 0.65%) due 7/13/2022	1,560,000	1,555,894
[a]	Toyota Motor Corp., 2.157% due 7/2/2022	6,740,000	6,788,849
[b]	Toyota Motor Credit Corp. MTN, 2.576% (LIBOR 3 Month + 0.40%) due 2/13/2020	20,090,000	20,088,825
[b]	Toyota Motor Credit Corp., 2.843% (LIBOR 3 Month + 0.54%) due 1/8/2021	4,830,000	4,851,222
Annual Reports  |  19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Volkswagen Group of America Finance, LLC,
[c]	2.50% due 9/24/2021	$ 5,375,000	$ 5,388,324
[c]	4.00% due 11/12/2021	4,500,000	4,650,617
	Construction & Engineering — 0.6%
	SBA Tower Trust,
[c]	2.877% due 7/15/2046	9,500,000	9,532,090
[c,j]	3.156% due 10/10/2045	23,975,000	24,000,713
	Trading Companies & Distributors — 0.1%
	Altitude Investments 12, LLC (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	3,887,759	3,944,550
[a,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	2,800,000	2,854,994
			199,595,456
	Banks — 2.3%
	Banks — 2.3%
[a,b,c]	ABN AMRO Bank N.V., 2.702% (LIBOR 3 Month + 0.57%) due 8/27/2021	6,800,000	6,818,836
[a,b]	Barclays Bank plc, 2.801% (LIBOR 3 Month + 0.46%) due 1/11/2021	7,000,000	6,986,357
[b]	Capital One NA/Mclean VA, 3.007% (LIBOR 3 Month + 0.82%) due 8/8/2022	28,150,000	28,231,360
[b]	Citizens Bank N.A./Providence RI, 3.054% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	20,622,420
	First Tennessee Bank N.A., 2.95% due 12/1/2019	7,000,000	7,002,229
	Goldman Sachs Bank USA,
[b]	2.575% (SOFR + 0.60%) due 5/24/2021	2,825,000	2,829,621
	3.20% due 6/5/2020	5,000,000	5,038,155
	Santander Holdings USA, Inc.,
	3.40% due 1/18/2023	7,980,000	8,165,887
	4.45% due 12/3/2021	4,940,000	5,159,663
[c]	Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	1,586,698	1,682,947
[a,b]	Sumitomo Mitsui Banking Corp. (Guaranty: Sumitomo Mitsui Banking Corp/New York), 2.61% (LIBOR 3 Month + 0.31%) due 10/18/2019	15,000,000	15,003,435
[a]	Sumitomo Mitsui Banking Corp., 2.65% due 7/23/2020	10,600,000	10,644,759
[a]	Svenska Handelsbanken AB, 3.90% due 11/20/2023	8,250,000	8,815,868
	Zions Bancorp N.A., 3.35% due 3/4/2022	6,750,000	6,900,902
			133,902,439
	Capital Goods — 0.5%
	Industrial Conglomerates — 0.2%
[b]	General Electric Co. MTN, 3.119% (LIBOR 3 Month + 1.00%) due 3/15/2023	2,625,000	2,585,092
	Ingersoll-Rand Co. (Guaranty: Ingersoll-Rand plc), 6.391% due 11/15/2027	3,000,000	3,663,469
[a]	Pentair Finance Sarl, 4.50% due 7/1/2029	7,930,000	8,226,207
	Machinery — 0.3%
	Nvent Finance Sarl,
[a]	3.95% due 4/15/2023	7,980,000	8,131,539
[a]	4.55% due 4/15/2028	7,023,000	7,334,601
			29,940,908
	Commercial & Professional Services — 0.3%
	Commercial Services & Supplies — 0.1%
	Republic Services, Inc., 2.50% due 8/15/2024	6,800,000	6,872,227
	Leisure Products — 0.2%
	Mattel, Inc., 2.35% due 8/15/2021	9,915,000	9,642,338
			16,514,565
	Consumer Durables & Apparel — 0.9%
	Household Durables — 0.9%
[a,c]	Panasonic Corp., 2.536% due 7/19/2022	21,100,000	21,227,819
	Tupperware Brands Corp. (Guaranty: Dart Industries, Inc.), 4.75% due 6/1/2021	28,411,000	29,046,338
			50,274,157
	Consumer Services — 0.3%
	Transportation Infrastructure — 0.3%
[a,c]	Adani Ports & Special Economic Zone Ltd., 3.375% due 7/24/2024	13,465,000	13,537,772
	Mexico City Airport Trust,
[a,c]	3.875% due 4/30/2028	2,439,000	2,393,269
[a,c]	4.25% due 10/31/2026	1,864,000	1,875,650
20   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
			17,806,691
	Diversified Financials — 7.7%
	Capital Markets — 1.6%
	Ares Capital Corp., 4.20% due 6/10/2024	$ 19,930,000	$ 20,428,355
[c]	Ares Finance Co., LLC, 4.00% due 10/8/2024	5,000,000	4,922,910
	DY8 Leasing, LLC (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	2,882,813	2,944,371
[a]	Genpact Luxembourg Sarl, 3.70% due 4/1/2022	12,000,000	12,181,839
[c]	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	10,000,000	9,995,676
	Legg Mason, Inc., 4.75% due 3/15/2026	5,000,000	5,473,719
	Sandalwood 2013, LLC (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	4,068,454	4,179,831
	Solar Capital Ltd., 4.50% due 1/20/2023	12,000,000	11,927,850
[a,c]	SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% due 11/2/2020	15,000,000	14,999,412
	TPG Specialty Lending, Inc., 4.50% due 1/22/2023	7,480,000	7,681,519
	Consumer Finance — 0.3%
[b]	Citibank N.A., 2.531% (LIBOR 3 Month + 0.35%) due 2/12/2021	5,750,000	5,756,249
	Wells Fargo Bank N.A., 3.625% due 10/22/2021	10,000,000	10,289,621
	Diversified Financial Services — 4.0%
	Barclays plc,
[a,b]	3.548% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	17,411,742
[a,k]	4.61% (LIBOR 3 Month + 1.40%) due 2/15/2023	3,000,000	3,115,343
[a,c]	BNP Paribas S.A., 3.375% due 1/9/2025	3,000,000	3,097,928
	Citigroup, Inc.,
	2.65% due 10/26/2020	4,890,000	4,919,941
[k]	3.352% (LIBOR 3 Month + 0.90%) due 4/24/2025	8,905,000	9,226,560
	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG),
[a]	3.125% due 12/10/2020	10,000,000	10,093,770
[a]	3.80% due 9/15/2022	7,000,000	7,279,156
	Deutsche Bank AG,
[a,b]	3.093% (LIBOR 3 Month + 0.82%) due 1/22/2021	8,650,000	8,566,796
[a,b]	3.362% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	16,471,184
[a]	5.00% due 2/14/2022	6,350,000	6,580,359
	Goldman Sachs Group, Inc.,
[b]	3.279% (LIBOR 3 Month + 1.02%) due 10/23/2019	4,517,000	4,519,808
[b]	3.319% (LIBOR 3 Month + 1.20%) due 9/15/2020	7,930,000	7,991,131
[b]	3.377% (LIBOR 3 Month + 1.11%) due 4/26/2022	10,931,000	11,024,843
[a,k]	HSBC Holdings plc, 4.292% (LIBOR 3 Month + 1.35%) due 9/12/2026	5,000,000	5,361,565
	JPMorgan Chase & Co.,
[b]	2.652% (LIBOR 3 Month + 0.55%) due 3/9/2021	6,440,000	6,447,184
[b]	3.618% (LIBOR 3 Month + 1.48%) due 3/1/2021	7,000,000	7,106,124
[a]	Mitsubishi UFJ Financial Group, Inc., 2.623% due 7/18/2022	25,800,000	26,033,159
[a,k]	Mizuho Financial Group, Inc., 3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	10,850,000	11,418,856
	Morgan Stanley,
[b]	2.738% (SOFR+ 0.83%) due 6/10/2022	4,675,000	4,688,456
	2.80% due 6/16/2020	1,350,000	1,356,820
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	10,741,919
	Royal Bank of Scotland Group plc,
[a,b]	3.628% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,952,000	1,953,768
[a,k]	4.269% (LIBOR 3 Month + 1.76%) due 3/22/2025	10,000,000	10,460,114
	Societe Generale S.A.,
[a,c]	3.875% due 3/28/2024	8,000,000	8,392,817
[a,c]	4.25% due 9/14/2023	12,000,000	12,732,240
[a,b,c]	UBS AG, 2.682% (LIBOR 3 Month + 0.58%) due 6/8/2020	5,000,000	5,013,405
[a,b,c]	UBS Group Funding Switzerland AG, 4.083% (LIBOR 3 Month + 1.78%) due 4/14/2021	5,800,000	5,921,143
	Insurance — 1.4%
	AIG Global Funding,
[c]	2.30% due 7/1/2022	5,795,000	5,810,569
[b,c]	2.565% (LIBOR 3 Month + 0.48%) due 7/2/2020	3,000,000	3,008,361
[b,c]	2.566% (LIBOR 3 Month + 0.46%) due 6/25/2021	9,910,000	9,939,054
	ALEX Alpha, LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	2,173,913	2,156,792
[a]	Gate Capital Cayman One Ltd. (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	2,540,736	2,540,888
[c,e,i]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	27,238,616
	Helios Leasing I, LLC (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	2,644,754	2,617,572
Annual Reports  |  21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
[c]	Protective Life Global Funding, 2.615% due 8/22/2022	$ 7,500,000	$ 7,584,777
	Santa Rosa Leasing, LLC (Guaranty: Export-Import Bank of the United States),
	1.472% due 11/3/2024	7,381,405	7,295,888
	1.693% due 8/15/2024	2,604,877	2,588,564
	Union 13 Leasing, LLC (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	6,925,169	6,876,207
	Mortgage Real Estate Investment Trusts — 0.4%
	Senior Housing Properties Trust, 4.75% due 2/15/2028	20,960,000	21,066,795
			437,431,566
	Energy — 2.8%
	Energy Equipment & Services — 0.2%
[c]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	5,100,000	5,106,842
	Oceaneering International, Inc., 4.65% due 11/15/2024	10,000,000	9,400,000
[a,c,l,m]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	4,082,733	284,648
	Oil, Gas & Consumable Fuels — 2.6%
[b]	BP Capital Markets America, Inc., 2.814% (LIBOR 3 Month + 0.65%) due 9/19/2022	6,771,000	6,790,060
	Buckeye Partners L.P., 4.15% due 7/1/2023	7,000,000	6,992,035
[c]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	4,253,000	4,468,627
[c]	Enable Oklahoma Intrastate Transmission, LLC (Guaranty: Enable Midstream Partners L.P.), 6.25% due 3/15/2020	3,640,000	3,693,574
	Energen Corp., 4.625% due 9/1/2021	10,000,000	10,287,500
	EQT Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	11,440,000	11,475,293
[c]	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	10,435,000	10,768,549
	Gulf South Pipeline Co. L.P., 4.00% due 6/15/2022	13,850,000	14,187,411
	Midwest Connector Capital Co., LLC,
[c]	3.625% due 4/1/2022	5,520,000	5,662,476
[c]	3.90% due 4/1/2024	5,555,000	5,851,082
	NuStar Logistics L.P., 4.75% due 2/1/2022	5,000,000	5,087,500
	Occidental Petroleum Corp.,
[b]	3.437% (LIBOR 3 Month + 1.25%) due 8/13/2021	3,950,000	3,973,678
[b]	3.637% (LIBOR 3 Month + 1.45%) due 8/15/2022	11,200,000	11,273,920
[a]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50% due 1/23/2029	14,980,000	15,233,162
[a,c]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	11,800,000	12,347,086
[c]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	17,624,000	17,963,374
			160,846,817
	Food & Staples Retailing — 0.3%
	Food & Staples Retailing — 0.3%
[a,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	15,850,000	15,956,081
			15,956,081
	Food, Beverage & Tobacco — 1.8%
	Beverages — 0.3%
[a,c]	Becle SAB de CV, 3.75% due 5/13/2025	13,750,000	14,149,007
	Food Products — 0.9%
	Conagra Brands, Inc.,
[b]	2.811% (LIBOR 3 Month + 0.50%) due 10/9/2020	14,850,000	14,848,487
	3.80% due 10/22/2021	6,892,000	7,112,931
	General Mills, Inc.,
[b]	2.862% (LIBOR 3 Month + 0.54%) due 4/16/2021	3,380,000	3,387,674
[b]	3.313% (LIBOR 3 Month + 1.01%) due 10/17/2023	6,475,000	6,521,728
	JM Smucker Co., 2.50% due 3/15/2020	10,494,000	10,504,039
[b]	Kraft Heinz Foods Co. (Guaranty: Kraft Heinz Co.), 2.751% (LIBOR 3 Month + 0.57%) due 2/10/2021	6,693,000	6,678,533
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc), 3.00% due 11/15/2020	1,900,000	1,916,495
[b]	Tyson Foods, Inc., 2.682% (LIBOR 3 Month + 0.55%) due 6/2/2020	2,850,000	2,851,873
	Tobacco — 0.6%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.), 2.625% due 1/14/2020	5,790,000	5,792,210
	Altria Group, Inc., 4.40% due 2/14/2026	3,683,000	3,938,411
	BAT Capital Corp.,
[b]	2.765% (LIBOR 3 Month + 0.59%) due 8/14/2020	7,370,000	7,384,127
[b]	3.038% (LIBOR 3 Month + 0.88%) due 8/15/2022	5,000,000	5,028,899
[a,c]	BAT International Finance plc, 3.95% due 6/15/2025	3,000,000	3,123,057
[a,c]	Imperial Brands Finance plc, 3.50% due 7/26/2026	3,000,000	2,999,918
	Reynolds American, Inc., 6.875% due 5/1/2020	5,000,000	5,130,807
22   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
			101,368,196
	Healthcare Equipment & Services — 0.4%
	Health Care Equipment & Supplies — 0.1%
[c]	Alcon Finance Corp., 2.75% due 9/23/2026	$ 4,790,000	$ 4,829,362
	Health Care Providers & Services — 0.3%
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	7,125,005
[b]	CVS Health Corp., 2.732% (LIBOR 3 Month + 0.63%) due 3/9/2020	778,000	779,536
	Express Scripts Holding Co., 2.60% due 11/30/2020	9,750,000	9,792,368
			22,526,271
	Household & Personal Products — 0.1%
	Household Products — 0.1%
[a,c]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,000,000	2,998,108
			2,998,108
	Insurance — 4.2%
	Insurance — 4.2%
[c]	AIG Global Funding, 1.95% due 10/18/2019	3,000,000	2,999,858
[a,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	10,681,741
	Enstar Group Ltd.,
[a]	4.50% due 3/10/2022	1,950,000	2,022,459
[a]	4.95% due 6/1/2029	19,899,000	21,008,460
[a]	Fairfax Financial Holdings Ltd., 4.85% due 4/17/2028	2,034,000	2,200,340
[c]	Guardian Life Global Funding, 3.40% due 4/25/2023	6,918,000	7,218,965
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	5,070,377
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	4,690,000	4,993,376
	Jackson National Life Global Funding,
[c]	2.20% due 1/30/2020	8,000,000	8,003,007
[b,c]	2.618% (LIBOR 3 Month + 0.48%) due 6/11/2021	6,150,000	6,164,875
[c]	3.25% due 1/30/2024	10,000,000	10,398,850
[a,c]	Lancashire Holdings Ltd., 5.70% due 10/1/2022	11,000,000	11,563,816
[c]	MassMutual Global Funding II, 2.95% due 1/11/2025	25,000,000	25,838,945
	Mercury General Corp., 4.40% due 3/15/2027	11,000,000	11,561,088
[b,c]	Metropolitan Life Global Funding, 2.39% (SOFR + 0.57%) due 9/7/2020	7,760,000	7,780,847
[a]	Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,272,733
[c]	Pricoa Global Funding, 3.45% due 9/1/2023	9,850,000	10,325,057
[c]	Protective Life Corp., 3.40% due 1/15/2030	19,740,000	20,068,563
	Protective Life Global Funding,
[b,c]	2.624% (LIBOR 3 Month + 0.52%) due 6/28/2021	17,000,000	17,072,823
[c]	3.104% due 4/15/2024	7,350,000	7,577,991
	Reliance Standard Life Global Funding II,
[c]	2.50% due 1/15/2020	15,000,000	15,011,081
[c]	2.625% due 7/22/2022	4,125,000	4,159,460
[c]	3.05% due 1/20/2021	4,662,000	4,708,792
[c]	3.85% due 9/19/2023	9,950,000	10,455,294
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	8,252,247
			240,411,045
	Materials — 1.2%
	Chemicals — 0.9%
[b,c]	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., L.P. 3.003% (LIBOR 3 Month + 0.75%) due 5/1/2020	29,900,000	29,969,612
	DuPont de Nemours, Inc., 4.205% due 11/15/2023	7,900,000	8,465,761
[c]	Incitec Pivot Finance, LLC (Guaranty: Incitec Pivot Ltd.), 6.00% due 12/10/2019	4,538,000	4,566,740
[a,c]	OCP S.A., 5.625% due 4/25/2024	8,555,000	9,327,979
	Metals & Mining — 0.3%
	AngloGold Ashanti Holdings plc (Guaranty: AngloGold Ashanti Ltd.),
[a]	5.125% due 8/1/2022	6,500,000	6,849,700
[a]	5.375% due 4/15/2020	8,100,000	8,225,406
			67,405,198
	Media & Entertainment — 0.2%
Annual Reports  |  23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Interactive Media & Services — 0.2%
[a]	Baidu, Inc., 3.875% due 9/29/2023	$ 6,000,000	$ 6,242,750
[a,c]	Tencent Holdings Ltd., 2.985% due 1/19/2023	6,450,000	6,550,616
			12,793,366
	Pharmaceuticals, Biotechnology & Life Sciences — 1.3%
	Biotechnology — 0.2%
	Celgene Corp.,
	2.75% due 2/15/2023	2,265,000	2,305,386
	3.25% due 2/20/2023	9,936,000	10,285,909
	Pharmaceuticals — 1.1%
	AbbVie, Inc., 3.75% due 11/14/2023	6,820,000	7,172,297
	Allergan Funding SCS,
[a,b]	3.387% (LIBOR 3 Month + 1.26%) due 3/12/2020	5,000,000	5,019,858
[a]	3.45% due 3/15/2022	5,000,000	5,123,905
[a,b]	AstraZeneca plc, 2.789% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	10,471,918
	Bayer US Finance II, LLC,
[b,c]	2.736% (LIBOR 3 Month + 0.63%) due 6/25/2021	9,500,000	9,489,085
[c]	4.25% due 12/15/2025	2,500,000	2,670,889
[a]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	9,776,000	9,821,291
	Takeda Pharmaceutical Co. Ltd.,
[a,c]	4.00% due 11/26/2021	5,500,000	5,692,979
[a,c]	4.40% due 11/26/2023	3,750,000	4,038,642
	Zoetis, Inc., 3.45% due 11/13/2020	2,000,000	2,025,846
			74,118,005
	Real Estate — 1.4%
	Equity Real Estate Investment Trusts — 1.4%
	American Tower Corp., 3.375% due 5/15/2024	26,600,000	27,647,504
	Crown Castle International Corp., 3.20% due 9/1/2024	17,870,000	18,355,862
[c]	SBA Tower Trust, 2.836% due 1/15/2025	12,525,000	12,541,085
	Washington Real Estate Investment Trust, 4.95% due 10/1/2020	19,100,000	19,330,684
			77,875,135
	Retailing — 0.4%
	Multiline Retail — 0.4%
[b]	Dollar Tree, Inc., 3.003% (LIBOR 3 Month + 0.70%) due 4/17/2020	6,185,000	6,186,112
	Family Dollar Stores, Inc., 5.00% due 2/1/2021	18,475,000	19,050,609
			25,236,721
	Semiconductors & Semiconductor Equipment — 0.6%
	Semiconductors & Semiconductor Equipment — 0.6%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.,
	2.375% due 1/15/2020	8,875,000	8,874,438
	3.625% due 1/15/2024	18,000,000	18,406,981
	Micron Technology, Inc., 4.185% due 2/15/2027	8,257,000	8,495,523
			35,776,942
	Software & Services — 1.4%
	Information Technology Services — 0.6%
	Global Payments, Inc., 2.65% due 2/15/2025	11,850,000	11,904,860
	Leidos Holdings, Inc. (Guaranty: Leidos, Inc.), 4.45% due 12/1/2020	2,000,000	2,030,000
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC), 3.30% due 8/14/2020	2,450,000	2,473,455
	Total System Services, Inc.,
	3.80% due 4/1/2021	3,000,000	3,063,038
	4.00% due 6/1/2023	14,735,000	15,467,382
	Interactive Media & Services — 0.1%
[a]	Baidu, Inc., 4.375% due 5/14/2024	6,376,000	6,794,130
	Software — 0.7%
	Autodesk, Inc., 3.125% due 6/15/2020	1,945,000	1,955,416
	Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	8,000,000	8,122,393
	CA, Inc., 3.60% due 8/1/2020 - 8/15/2022	16,905,000	17,090,153
	CDK Global, Inc., 3.80% due 10/15/2019	5,000,000	5,000,000
24   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	VMware, Inc., 2.30% due 8/21/2020	$ 7,925,000	$ 7,929,127
			81,829,954
	Technology Hardware & Equipment — 2.2%
	Communications Equipment — 1.1%
	Juniper Networks, Inc., 3.75% due 8/15/2029	10,890,000	10,933,335
	Motorola Solutions, Inc., 4.60% due 2/23/2028 - 5/23/2029	25,172,000	27,268,499
[a]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	21,215,000	21,848,268
	Electronic Equipment, Instruments & Components — 0.8%
[a]	Allegion plc, 3.50% due 10/1/2029	5,395,000	5,447,844
	Ingram Micro, Inc., 5.45% due 12/15/2024	5,596,000	5,797,213
	PerkinElmer, Inc., 3.30% due 9/15/2029	11,690,000	11,686,103
	Tech Data Corp., 4.95% due 2/15/2027	6,000,000	6,439,491
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	18,246,458
	Office Electronics — 0.1%
	Lexmark International, Inc., 7.125% due 3/15/2020	5,375,000	5,280,938
	Technology Hardware, Storage & Peripherals — 0.2%
	Hewlett Packard Enterprise Co., 3.50% due 10/5/2021	9,701,000	9,945,123
			122,893,272
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 0.5%
	AT&T, Inc.,
[b]	3.034% (LIBOR 3 Month + 0.93%) due 6/30/2020	4,950,000	4,975,143
[b]	3.312% (LIBOR 3 Month + 1.18%) due 6/12/2024	15,975,000	16,267,342
	7.85% due 1/15/2022	3,000,000	3,343,527
	Qwest Corp., 6.75% due 12/1/2021	3,000,000	3,242,280
	Media — 0.1%
[b,c]	NBCUniversal Enterprise, Inc., 2.499% (LIBOR 3 Month + 0.40%) due 4/1/2021	7,800,000	7,815,405
	Wireless Telecommunication Services — 1.0%
	Sprint Communications, Inc., 9.25% due 4/15/2022	44,854,000	51,974,573
[a]	Vodafone Group plc, 4.125% due 5/30/2025	4,968,000	5,364,176
			92,982,446
	Transportation — 0.5%
	Air Freight & Logistics — 0.1%
	TTX Co.,
[c]	4.15% due 1/15/2024	6,000,000	6,313,639
[c]	5.453% due 1/2/2022	1,646,055	1,682,713
	Airlines — 0.2%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95% due 7/15/2024	3,715,630	3,894,723
	Northwest Airlines Pass Through Trust, Series 2007-1 Class A, 7.027% due 5/1/2021	3,252,873	3,264,258
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25% due 10/22/2024	3,632,738	3,950,239
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	863,000	877,624
	Road & Rail — 0.2%
[c]	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 4.125% due 8/1/2023	9,000,000	9,524,180
			29,507,376
	Utilities — 6.9%
	Electric Utilities — 6.0%
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	11,865,000	12,402,661
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	7,289,100
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	9,143,215
	3.80% due 6/1/2029	7,940,000	8,529,905
	CenterPoint Energy, Inc., 3.60% due 11/1/2021	8,901,000	9,137,553
[b]	Consolidated Edison Co. of New York, Inc., Series C, 2.506% (LIBOR 3 Month + 0.40%) due 6/25/2021	19,496,000	19,561,745
	Duke Energy Florida Project Finance, LLC, Series 2018, 1.196% due 3/1/2022	1,543,768	1,537,315
	Edison International, 2.40% due 9/15/2022	4,900,000	4,851,824
[a,c]	Electricite de France S.A., 4.60% due 1/27/2020	5,955,000	6,001,944
[a,c]	Enel Finance International N.V., 4.625% due 9/14/2025	25,000,000	27,305,632
Annual Reports  |  25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Entergy Louisiana, LLC, 4.80% due 5/1/2021	$ 4,300,000	$ 4,426,413
	Entergy Mississippi, Inc., 3.25% due 12/1/2027	4,727,000	4,903,475
	Entergy Texas, Inc., 3.45% due 12/1/2027	12,000,000	12,478,698
	Evergy, Inc., 2.45% due 9/15/2024	4,895,000	4,891,221
	Eversource Energy, 3.80% due 12/1/2023	12,395,000	13,106,508
	Exelon Corp., 2.85% due 6/15/2020	2,950,000	2,962,338
	Georgia Power Co., Series A, 2.20% due 9/15/2024	19,650,000	19,439,607
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	18,892,000	20,680,969
[c]	Metropolitan Edison Co. 4.30% due 1/15/2029	3,970,000	4,478,399
[c]	Midland Cogeneration Venture L.P., 6.00% due 3/15/2025	4,527,648	4,584,481
[b]	Mississippi Power Co., 2.75% (LIBOR 3 Month + 0.65%) due 3/27/2020	7,971,000	7,974,048
[c]	Monongahela Power Co., 4.10% due 4/15/2024	11,500,000	12,328,370
	NextEra Energy Capital Holdings, Inc.,
	2.403% due 9/1/2021	24,550,000	24,701,470
	3.342% due 9/1/2020	9,742,000	9,851,729
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	10,388,009
	PNM Resources, Inc., 3.25% due 3/9/2021	7,784,000	7,857,504
	Public Service Co. of New Mexico, 5.35% due 10/1/2021	3,000,000	3,142,719
	San Diego Gas & Electric Co., 3.60% due 9/1/2023	4,212,000	4,417,045
	SCANA Corp. MTN, 4.125% due 2/1/2022	3,937,000	4,063,657
	Southern Co., 3.25% due 7/1/2026	8,075,000	8,327,491
	Southern Power Co.,
[b,c]	2.706% (LIBOR 3 Month + 0.55%) due 12/20/2020	1,875,000	1,875,158
	Series 15B, 2.375% due 6/1/2020	9,793,000	9,801,428
[a,c]	State Grid Overseas Investment (2016) Ltd. (Guaranty: State Grid Corp. of China), 2.25% due 5/4/2020	10,000,000	9,995,900
	Toledo Edison Co., 7.25% due 5/1/2020	167,000	171,201
[a,c]	Transelec S.A., 4.25% due 1/14/2025	6,000,000	6,360,060
	UIL Holdings Corp., 4.625% due 10/1/2020	13,335,000	13,601,858
	WEC Energy Group, Inc.,
	3.10% due 3/8/2022	4,791,000	4,898,168
	3.375% due 6/15/2021	4,660,000	4,761,079
	Gas Utilities — 0.9%
	Dominion Energy Gas Holdings, LLC, 2.80% due 11/15/2020	5,225,000	5,261,135
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	3,900,000	3,899,708
[c]	SEMCO Energy, Inc., 5.15% due 4/21/2020	3,000,000	3,044,960
	Southern Co. Gas Capital Corp., 3.50% due 9/15/2021	9,925,000	10,136,961
	WGL Holdings, Inc.,
[b]	2.517% (LIBOR 3 Month + 0.40%) due 11/29/2019	13,883,000	13,878,517
[b]	2.682% (LIBOR 3 Month + 0.55%) due 3/12/2020	12,318,000	12,298,862
			390,750,040
	Total Corporate Bonds (Cost $2,390,388,805)		2,440,740,755
	Loan Participations — 0.3%
	Utilities — 0.3%
	Electric Utilities — 0.3%
[n]	Pacific Gas & Electric Co., 4.32% (LIBOR 1 Month + 2.25%) due 12/31/2020	14,250,000	14,321,250
			14,321,250
	Total Loan Participations (Cost $14,200,218)		14,321,250
	Municipal Bonds — 1.5%
[d]	Brentwood Infrastructure Financing Authority ETM, Series B, 6.16% due 10/1/2019	730,000	730,000
	California School Finance Authority (LOC City National Bank), 5.041% due 7/1/2020	4,000,000	4,074,720
	Colorado Educational & Cultural Facilities Authority,
	Series B Class B,
	2.244% due 3/1/2021	450,000	452,012
	2.474% due 3/1/2022	600,000	607,194
	Series B, 2.691% due 3/1/2023	580,000	593,572
[d]	Connecticut Housing Finance Authority, Series D, 5.071% due 11/15/2019	285,000	286,094
	Denver City & County School District No. 1 COP, Series B, 2.018% due 12/15/2019	3,000,000	3,000,750
	Fort Collins Electric Utility Enterprise Revenue ETM, Series B-Qualified Energy, 4.92% due 12/1/2020	2,250,000	2,293,875
26   |  Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	$ 3,350,000	$ 3,443,867
	Municipal Improvement Corp. of Los Angeles (Build America-BDS-Recovery Zone), Series B, 6.165% due 11/1/2020	11,885,000	12,180,936
	New York City Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds), 4.075% due 11/1/2020	2,500,000	2,553,875
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	29,675,000	30,149,206
[d]	Oklahoma Development Finance Authority, 8.00% due 5/1/2020	410,000	414,912
	Orleans Parish Parishwide School District (Insured AGM) GO, Series B, 4.40% due 2/1/2021	10,000,000	10,306,500
[d]	Redlands Redevelopment Agency Successor Agency (Insured AMBAC) ETM, Series A, 5.818% due 8/1/2022	810,000	868,118
	Rutgers The State University of New Jersey, Series K, 3.028% due 5/1/2021	1,500,000	1,520,100
	San Bernardino County Redevelopment Agency Successor Agency, Series A, 7.135% due 9/1/2020	290,000	301,443
	State of Connecticut GO,
	Series A,
	3.471% due 9/15/2022	4,695,000	4,870,969
	4.00% due 9/15/2021	3,980,000	4,119,300
	Tampa-Hillsborough County Expressway Authority, Series C, 2.84% due 7/1/2020	1,750,000	1,754,900
	Wallenpaupack Area School District (State Aid Withholding) GO, Series B, 4.00% due 9/1/2020	2,750,000	2,798,978
	Total Municipal Bonds (Cost $85,608,685)		87,321,321
	Short-Term Investments — 8.4%
[c]	Automatic Data Processing, Inc., 1.96% due 10/2/2019	27,000,000	26,998,530
	Bank of New York Tri-Party Repurchase Agreement 2.02% dated 9/30/2019 due 10/1/2019, repurchase price $120,006,733 collateralized by 47 corporate debt securities and 2 U.S. Government debt securities, having an average coupon of 3.68%, a minimum credit rating of BBB-, maturity dates from 10/1/2019 to 8/1/2059, and having an aggregate market value of $128,109,793 at 9/30/2019	120,000,000	120,000,000
[c]	Berkshire Hathway Energy Co., 2.15% due 10/2/2019	7,000,000	6,999,582
[c]	Chevron Corp., 1.98% due 10/9/2019	8,179,000	8,175,401
[c]	Cintas Executive, 2.10% due 10/1/2019	27,000,000	27,000,000
[c]	Consolidated Ed Co., 2.15% due 10/7/2019	5,000,000	4,998,208
[a,c]	Electricite de France S.A., 2.22% due 10/7/2019	27,000,000	26,990,010
	Experian Finance plc,
[a,c]	2.10% due 10/1/2019	5,000,000	5,000,000
[a,c]	2.24% due 10/3/2019	625,000	624,922
	Federal Home Loan Bank Discount Notes,
	1.72% due 10/3/2019	2,650,000	2,649,747
	1.80% due 10/4/2019	14,800,000	14,797,780
[c]	Intercontinental Exchange, Inc., 2.04% due 10/4/2019	2,775,000	2,774,528
	Louisville Gas & Electric Co.,
[c]	2.10% due 10/1/2019	8,000,000	8,000,000
[c]	2.18% due 10/8/2019	5,000,000	4,997,881
[c]	Nike, Inc., 1.95% due 10/10/2019	27,000,000	26,986,837
	Northern Il Gas Corp., 1.94% due 10/2/2019	27,000,000	26,998,545
[c]	Novartis Finance Corp., 1.95% due 10/8/2019	10,000,000	9,996,208
[c]	ONE Gas, Inc., 2.02% due 10/1/2019	27,000,000	27,000,000
[c]	Roche Holding, Inc., 1.86% due 10/4/2019	27,000,000	26,995,815
	Southern Co. Gas Capital Corp.,
[c]	1.96% due 10/1/2019	7,000,000	7,000,000
[c]	2.00% due 10/3/2019	20,000,000	19,997,778
[a,c]	Total Fina Elf Holdings USA, Inc., 1.80% due 10/1/2019	11,017,000	11,017,000
[c]	Unilever Capital Corp., 1.89% due 10/1/2019	16,000,000	16,000,000
	United Parcel Service, Inc.,
[c]	1.65% due 10/3/2019	2,000,000	1,999,817
[c]	1.75% due 10/1/2019	25,000,000	25,000,000
	Wisconsin Public Service Corp., 2.00% due 10/1/2019	18,500,000	18,500,000
	Total Short-Term Investments (Cost $477,498,590)		477,498,589
	Total Investments — 100.3% (Cost $5,626,130,364)		$5,715,741,117
	Liabilities Net of Other Assets — (0.3)%		(19,095,398)
	Net Assets — 100.0%		$5,696,645,719

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
Annual Reports  |  27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2019
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $2,360,181,578, representing 41.43% of the Fund’s net assets.
d	Illiquid security.
e	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
f	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2019.
g	Variable rate coupon, rate shown as of September 30, 2019.
h	Interest Only.
i	When-issued security.
j	Segregated as collateral for a when-issued security.
k	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
l	Bond in default.
m	Non-income producing.
n	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2019.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
ETM	Escrowed to Maturity
FDIC	Federal Deposit Insurance Corporation
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
VA	Veterans Affairs
See notes to financial statements.
28   |  Annual Reports

Fund Summary
Thornburg Low Duration Income Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s objective is to seek current income, consistent with preservation of capital.
The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if no credit rating is available, judged to be of comparable quality by the Fund’s advisor. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	260
Effective Duration	1.2 Yrs
Average Maturity	1.6 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER
14%	31%	21%	20%	9%	6%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Reports  |  29

Schedule of Investments
Thornburg Low Duration Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 10.6%
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2022	$ 316,482	$ 313,156
	United States Treasury Notes,
	1.25% due 10/31/2019	1,300,000	1,299,264
	1.375% due 3/31/2020 - 8/31/2020	797,000	794,684
	1.625% due 12/31/2019	500,000	499,565
	2.375% due 4/30/2020	588,000	589,648
	Total U.S. Treasury Securities (Cost $3,492,094)		3,496,317
	U.S. Government Agencies — 3.5%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	384,541	383,096
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	26,001	26,012
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	399,350	397,836
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	35,000	34,832
[a,b]	2.653% (LIBOR 3 Month + 0.35%) due 4/15/2025	57,500	57,677
[a]	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States), 1.87% due 1/15/2026	153,947	153,823
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 2.543% (LIBOR 3 Month + 0.43%) due 6/26/2024	106,391	106,473
	Total U.S. Government Agencies (Cost $1,139,814)		1,159,749
	Mortgage Backed — 13.6%
[c,d]	Angel Oak Mortgage Trust LLC, Whole Loan Securities Trust CMO, Series 2017-1 Class A3, 3.644% due 1/25/2047	28,524	28,551
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[c,d]	Series 2017-1 Class A2, 3.085% due 1/25/2047	14,856	14,832
[c,d]	Series 2017-3 Class A1, 2.708% due 11/25/2047	16,092	15,894
[c,d]	Series 2018-1 Class A1, 3.258% due 4/27/2048	36,471	36,929
[c,d]	Series 2018-2 Class A1, 3.674% due 7/27/2048	63,671	64,915
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2018-1 Class A1, 3.763% due 4/25/2048	72,738	74,011
[c,d]	Series 2019-3 Class A1, 2.962% due 10/25/2048	95,534	95,053
[c]	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	54,876	55,316
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	91,141	91,831
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	46,515	46,390
[c,d]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	125,436	127,472
[b,c]	DBUBS Mortgage Trust, Series 2011-LC2A Class A1FL, 3.389% (LIBOR 1 Month + 1.35%) due 7/12/2044	14,919	14,975
	Federal Home Loan Mtg Corp.,
	Pool G15523, 2.50% due 8/1/2025	73,534	74,359
	Series K716 Class A1, 2.413% due 1/25/2021	26,869	26,887
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K030 Class A1, 2.779% due 9/25/2022	60,481	61,097
	Series K036 Class A1, 2.777% due 4/25/2023	130,377	132,299
	Series K717 Class A2, 2.991% due 9/25/2021	100,000	101,275
[d]	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer Whole Loan Securities CMO, Series 2018-2 Class HA, 3.00% due 11/25/2057	172,024	176,451
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer Whole Loan Securities Trust CMO, Series 2018-4 Class HA, 3.00% due 3/25/2058	276,260	283,009
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[e]	Series 2017-3 Class HA, 3.00% due 7/25/2056	60,359	62,488
[e]	Series 2018-1 Class HA, 2.75% due 5/25/2057	41,770	42,820
	Series 2018-3 Class HA, 3.00% due 8/25/2057	87,755	90,084
	Series 2019-1 Class MA, 3.50% due 7/25/2058	46,626	48,814
	Series 2019-2 Class MA, 3.50% due 8/25/2058	143,417	150,243
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	26,667	26,958
	Federal National Mtg Assoc.,
	Pool AL9445, 3.00% due 7/1/2031	93,651	96,643
	Pool AS3705, 2.50% due 11/1/2024	41,049	41,487
	Pool AS8538, 2.50% due 12/1/2026	174,816	176,793
	Pool FM1126, 3.00% due 3/1/2033	61,465	63,257
	Pool MA3557, 4.00% due 1/1/2029	166,147	173,652
[c,d]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	68,358	68,696
[c,d]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	95,663	96,083
[c,e]	GCAT 2019-NQM1 LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	93,812	94,852
[c,e]	GCAT Trust Whole Loan Securities Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	100,000	99,991
30   |  Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2018-1 Class A1, 3.766% due 6/25/2048	$ 69,106	$ 71,120
[c,d]	Series 2019-1 Class A1, 3.454% due 1/25/2059	84,199	85,387
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2017-2 Class A6, 3.00% due 5/25/2047	34,829	35,047
[c,d]	Series 2017-6 Class A5, 3.50% due 12/25/2048	77,119	78,405
[c,d]	Series 2018-6 Class 1A4, 3.50% due 12/25/2048	131,912	132,993
[c,d]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	277,033	287,977
[c,d]	New Residential Mortgage Loan Trust Whole Loan Securities Trust CMO, Series 2017-2A Class A3, 4.00% due 3/25/2057	239,168	251,213
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-5A Class A1, 3.518% (LIBOR 1 Month + 1.50%) due 6/25/2057	52,023	52,845
[c,d]	Series 2018-NQM1 Class A1, 3.986% due 11/25/2048	77,642	80,350
[c,d]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	84,945	88,539
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2018-2 Class A1, 3.677% due 6/1/2058	61,623	63,111
[c,d]	Series 2018-3 Class A1, 4.108% due 10/25/2058	216,436	222,703
[c,e]	Series 2019-3 Class A1, 2.784% due 7/25/2059	145,982	146,302
[c,d]	WinWater Mortgage Loan Trust Whole Loan Securities Trust CMO, Series 2014-3 Class A7, 3.00% due 11/20/2044	218	217
	Total Mortgage Backed (Cost $4,367,608)		4,450,616
	Asset Backed Securities — 23.2%
	Advance Receivables — 0.5%
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2018-T1 Class A, 3.62% due 10/17/2050	160,000	162,204
			162,204
	Asset-Backed - Finance & Insurance — 6.7%
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14% due 7/16/2040	100,000	100,129
[c]	Ascentium Equipment Receivables Trust, Series 2018-2A Class A2, 3.27% due 10/12/2021	80,946	81,573
[c]	CCG Receivables Trust, Series 2017-1 Class A2, 1.84% due 11/14/2023	28,827	28,786
[c]	Conn’s Receivables Funding LLC, Series 2019-A Class A, 3.40% due 10/16/2023	57,535	57,767
[c]	Freed ABS Trust, Series 2019-1 Class-A, 3.42% due 6/18/2026	70,692	71,041
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	148,295	147,997
[c]	Lendingpoint Asset Securitization Trust, Series 2019-1 Class A, 3.154% due 8/15/2025	99,148	99,278
[c]	NRZ Advance Receivables Trust, Series 2019-T1 Class AT1, 2.59% due 7/15/2052	150,000	150,689
[c]	PFS Financing Corp., Series 2018-F Class A, 3.52% due 10/15/2023	100,000	101,522
[c]	Prosper Marketplace Issuance Trust, Series 2019-2A Class A, 3.20% due 9/15/2025	74,110	74,285
[c]	Regional Management Issuance Trust, Series 2018-1 Class A, 3.83% due 7/15/2027	100,000	100,586
[c]	SCF Equipment Leasing, Series 2019-1A Class A1, 3.04% due 3/20/2023	272,515	273,561
[c]	Small Business Lending Trust, Series 2019-A Class A, 2.85% due 7/15/2026	100,000	99,952
[c]	SpringCastle Funding, Series 2019-AA Class A, 3.20% due 5/27/2036	99,626	100,613
[c]	Upgrade Receivables Trust, Series 2018-1A Class A, 3.76% due 11/15/2024	76,445	76,685
	Upstart Securitization Trust,
[c]	Series 2018-2 Class B, 4.445% due 12/22/2025	150,000	150,936
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	300,000	303,130
[c]	Series 2019-2 Class A, 2.897% due 9/20/2029	192,067	192,587
			2,211,117
	Auto Receivables — 3.3%
[c]	American Credit Acceptance Receivables Trust, Series 2018-3 Class B, 3.49% due 6/13/2022	125,000	125,435
	CarNow Auto Receivables Trust,
[c]	Series 2017-1A Class B, 4.35% due 9/15/2022	100,000	100,858
[c]	Series 2019-1A Class A, 2.72% due 11/15/2022	91,010	91,134
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	15,948	15,955
[c]	CPS Auto Receivables Trust, Series 2019-A Class B, 3.58% due 12/16/2024	100,000	101,309
	Foursight Capital Automobile Receivables Trust,
[c]	Series 2016-1 Class A2, 2.87% due 10/15/2021	8,434	8,438
[c]	Series 2019-1 Class A2, 2.58% due 3/15/2023	100,000	100,143
	GLS Auto Receivables Trust,
[c]	Series 2018-2A Class A, 3.25% due 4/18/2022	14,285	14,319
[c]	Series 2018-3A Class A, 3.35% due 8/15/2022	45,981	46,193
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	33,519	33,702
[b,c]	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1, 3.149% (LIBOR 1 Month + 1.10%) due 4/10/2030	11,886	11,887
Annual Reports  |  31

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	OSCAR US Funding Trust,
[c]	Series 2016-2A Class A3, 2.73% due 12/15/2020	$ 5,696	$ 5,697
[a,c]	Series 2018-1A Class A3, 3.23% due 5/10/2022	180,000	181,870
[a,c]	Oscar US Funding XI, LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	100,000	100,507
[c]	Skopos Auto Receivables Trust, Series 2018-1A Class A, 3.19% due 9/15/2021	13,732	13,738
[c]	U.S. Auto Funding, LLC, Series 2019-1A Class A, 3.61% due 4/15/2022	73,905	74,260
[c]	Veros Automobile Receivables Trust, Series 2018-1 Class A, 3.63% due 5/15/2023	53,926	54,091
			1,079,536
	Credit Card — 0.3%
[c]	Genesis Sales Finance Master Trust, Series 2019-AA Class A, 4.68% due 8/20/2023	100,000	101,944
			101,944
	Other Asset Backed — 9.6%
[c]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48% due 7/15/2022	90,670	91,072
	AXIS Equipment Finance Receivables VI, LLC,
[c]	Series 2018-2A Class A2, 3.89% due 7/20/2022	149,793	151,138
[c]	Series 2019-1A Class A2, 2.63% due 6/20/2024	100,000	100,346
[c,d]	Bayview Opportunity Master Fund Series 2017-RT3 Class A, 3.50% due 1/28/2058	65,312	66,514
[c,d]	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	107,447	108,742
[c]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	56,275	56,563
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	49,257	49,765
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2018-P2 Class A, 3.47% due 10/15/2025	46,536	46,778
[c]	Series 2018-P3 Class A, 3.82% due 1/15/2026	57,151	57,714
[c]	Series 2019-A Class A, 3.52% due 4/15/2026	78,091	78,557
[c]	Dell Equipment Finance Trust, Series 2018-1 Class A2A, 2.97% due 10/22/2020	46,215	46,302
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	196,964	197,445
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	45,095	45,348
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	125,499	128,452
	Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2014-ELL Class A1, 1.66% due 2/1/2022	2,872	2,868
	MVW Owner Trust, Series 2013-1X Class A, 2.15% due 4/22/2030	11,341	11,318
	Nationstar HECM Loan Trust,
[c,d]	Series 2018-2A Class A, 3.188% due 7/25/2028	24,365	24,431
[c,d]	Series 2019-1A Class A, 2.651% due 6/25/2029	97,589	97,739
[c]	Ocwen Master Advance Receivables Trust, Series 2019-T1 Class AT1, 2.514% due 8/15/2050	150,000	150,371
[b,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 2.568% (LIBOR 1 Month + 0.55%) due 5/25/2057	27,259	27,190
	PFS Financing Corp.,
[c]	Series 2016-BA Class A, 1.87% due 10/15/2021	260,000	259,947
[c]	Series 2018-B Class A, 2.89% due 2/15/2023	100,000	100,938
	PSNH Funding, LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	77,816	79,702
[c]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	100,000	100,306
	SCF Equipment Leasing, LLC,
[c]	Series 2017-2A Class A, 3.41% due 12/20/2023	75,662	76,552
[c]	Series 2018-1A Class A2, 3.63% due 10/20/2024	59,455	59,649
	Sierra Timeshare Receivables Funding, LLC,
[c]	Series 2015-1A Class A, 2.40% due 3/22/2032	33,245	33,219
[c]	Series 2015-2A Class A, 2.43% due 6/20/2032	36,139	36,100
[c]	Series 2015-3A Class A, 2.58% due 9/20/2032	14,510	14,511
[b]	SLM Student Loan Trust, Series 2013-6 Class A3, 2.668% (LIBOR 1 Month + 0.65%) due 6/25/2055	232,425	231,527
	Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	16,917	17,675
	Small Business Administration, Series 2009-20E Class 1, 4.43% due 5/1/2029	54,778	57,560
[c]	Social Professional Loan Program, LLC, Series 2014-B Class A2, 2.55% due 8/27/2029	8,685	8,664
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	45,696	45,632
	Towd Point Mortgage Trust,
[c,d]	Series 2016-5 Class A1, 2.50% due 10/25/2056	53,252	53,258
[c,d]	Series 2018-2 Class A1, 3.25% due 3/25/2058	79,400	80,687
[c,d]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	258,684	266,340
[b,c]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 2.528% (LIBOR 1 Month + 0.50%) due 11/15/2022	100,000	100,254
			3,161,174
	Residential MTG Trust — 0.2%
[c,d]	Finance of America Structured Securities Trust, Series 2018-HB1 Class A, 3.375% due 9/25/2028	41,770	41,856
32   |  Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
			41,856
	Student Loan — 2.6%
	Navient Student Loan Trust,
[b,c]	Series 2016-6A Class A2, 2.768% (LIBOR 1 Month + 0.75%) due 3/25/2066	$ 80,289	$ 80,630
[c]	Series 2018-EA Class A1, 3.43% due 12/15/2059	129,515	130,958
[b,c]	Series 2019-D Class A1, 2.428% (LIBOR 1 Month + 0.40%) due 12/15/2059	204,335	204,339
	Nelnet Student Loan Trust,
[b,c]	Series 2012-2A Class A, 2.818% (LIBOR 1 Month + 0.80%) due 12/26/2033	148,285	148,209
[b,c]	Series 2016-A Class A1A, 3.768% (LIBOR 1 Month + 1.75%) due 12/26/2040	51,486	51,233
	SLM Student Loan Trust,
[b,c]	Series 2011-A Class A3, 4.528% (LIBOR 1 Month + 2.50%) due 1/15/2043	44,484	44,782
[b]	Series 2013-4 Class A, 2.568% (LIBOR 1 Month + 0.55%) due 6/25/2043	37,308	37,026
[b,c]	Series 2013-B Class A2B, 3.128% (LIBOR 1 Month + 1.10%) due 6/17/2030	3,673	3,673
[b,c]	SMB Private Education Loan Trust, Series 2019-B Class A1, 2.378% (LIBOR 1 Month + 0.35%) due 7/15/2026	90,250	90,251
[c]	Sofi Professional Loan Program, LLC, Series 2016-B Class A2B, 2.74% due 10/25/2032	65,186	65,734
			856,835
	Total Asset Backed Securities (Cost $7,563,683)		7,614,666
	Corporate Bonds — 34.4%
	Automobiles & Components — 3.0%
	Automobiles — 1.8%
[b,c]	Daimler Finance North America, LLC, 3.058% (LIBOR 3 Month + 0.90%) due 2/15/2022	150,000	150,775
[c]	Harley-Davidson Financial Services, Inc., 2.40% due 6/15/2020	144,000	143,912
[c]	Hyundai Capital America, 3.95% due 2/1/2022	70,000	71,935
[b,c]	Nissan Motor Acceptance Corp., 2.794% (LIBOR 3 Month + 0.69%) due 9/28/2022	33,000	32,943
[a]	Toyota Motor Corp., 2.157% due 7/2/2022	30,000	30,217
[b]	Toyota Motor Credit Corp. MTN, 2.576% (LIBOR 3 Month + 0.40%) due 2/13/2020	100,000	99,994
[b]	Toyota Motor Credit Corp., 2.843% (LIBOR 3 Month + 0.54%) due 1/8/2021	50,000	50,220
	Construction & Engineering — 0.6%
[c]	SBA Tower Trust, 3.156% due 10/10/2045	200,000	200,215
	Trading Companies & Distributors — 0.6%
[a,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	200,000	203,928
			984,139
	Banks — 3.6%
	Banks — 3.6%
[a,b,c]	ABN AMRO Bank N.V., 2.702% (LIBOR 3 Month + 0.57%) due 8/27/2021	200,000	200,554
[b]	Goldman Sachs Bank USA, 2.575% (SOFR + 0.60%) due 5/24/2021	50,000	50,082
[a]	Lloyds Bank plc, 3.30% due 5/7/2021	200,000	203,407
[a,c]	Mizuho Bank Ltd., 2.70% due 10/20/2020	200,000	201,196
	Santander Holdings USA, Inc., 4.45% due 12/3/2021	40,000	41,779
[f]	SunTrust Bank, 3.525% (LIBOR 3 Month + 0.50%) due 10/26/2021	225,000	228,162
	Zions Bancorp N.A., 3.35% due 3/4/2022	250,000	255,589
			1,180,769
	Capital Goods — 0.3%
	Machinery — 0.3%
[b]	Wabtec Corp., 3.419% (LIBOR 3 Month + 1.30%) due 9/15/2021	100,000	100,003
			100,003
	Commercial & Professional Services — 0.7%
	Leisure Products — 0.4%
	Mattel, Inc., 2.35% due 8/15/2021	125,000	121,562
	Professional Services — 0.3%
	Verisk Analytics, Inc., 5.80% due 5/1/2021	100,000	105,370
			226,932
	Consumer Durables & Apparel — 1.0%
	Household Durables — 1.0%
[a,c]	Panasonic Corp., 2.536% due 7/19/2022	200,000	201,211
	Tupperware Brands Corp. (Guaranty: Dart Industries, Inc.), 4.75% due 6/1/2021	140,000	143,131
Annual Reports  |  33

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
			344,342
	Diversified Financials — 3.4%
	Capital Markets — 0.3%
[c]	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	$ 100,000	$ 99,957
	Diversified Financial Services — 2.7%
	Citigroup, Inc., 2.65% due 10/26/2020	100,000	100,612
[a,b]	Deutsche Bank AG, 3.362% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	96,323
[b]	Goldman Sachs Group, Inc., 3.319% (LIBOR 3 Month + 1.20%) due 9/15/2020	100,000	100,771
	JPMorgan Chase & Co.,
[b]	2.652% (LIBOR 3 Month + 0.55%) due 3/9/2021	42,000	42,047
[b]	3.461% (LIBOR 3 Month + 1.21%) due 10/29/2020	125,000	126,198
	Morgan Stanley,
[b]	2.738% (SOFR+ 0.83%) due 6/10/2022	35,000	35,101
[b]	3.396% (LIBOR 3 Month + 1.14%) due 1/27/2020	75,000	75,258
[b]	State Street Corp., 3.024% (LIBOR 3 Month + 0.90%) due 8/18/2020	100,000	100,708
[a,b,c]	UBS Group Funding Switzerland AG, 4.083% (LIBOR 3 Month + 1.78%) due 4/14/2021	200,000	204,177
	Insurance — 0.4%
	AIG Global Funding,
[c]	2.30% due 7/1/2022	75,000	75,201
[b,c]	2.566% (LIBOR 3 Month + 0.46%) due 6/25/2021	50,000	50,147
			1,106,500
	Energy — 1.8%
	Oil, Gas & Consumable Fuels — 1.8%
	EQT Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	60,000	60,185
[c]	Midwest Connector Capital Co., LLC, 3.625% due 4/1/2022	99,000	101,555
	Occidental Petroleum Corp.,
[b]	3.437% (LIBOR 3 Month + 1.25%) due 8/13/2021	20,000	20,120
[b]	3.637% (LIBOR 3 Month + 1.45%) due 8/15/2022	70,000	70,462
[a,c]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	200,000	209,273
[c]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	129,000	131,484
			593,079
	Food & Staples Retailing — 0.3%
	Food & Staples Retailing — 0.3%
[a,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	100,000	100,669
			100,669
	Food, Beverage & Tobacco — 3.2%
	Beverages — 0.5%
	Molson Coors Brewing Co., 2.10% due 7/15/2021	150,000	149,993
	Food Products — 1.4%
	Conagra Brands, Inc.,
[b]	2.811% (LIBOR 3 Month + 0.50%) due 10/9/2020	100,000	99,990
	3.80% due 10/22/2021	92,000	94,949
[b]	General Mills, Inc., 2.862% (LIBOR 3 Month + 0.54%) due 4/16/2021	20,000	20,045
	JM Smucker Co., 2.50% due 3/15/2020	50,000	50,048
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc), 3.00% due 11/15/2020	100,000	100,868
[b]	Tyson Foods, Inc., 2.682% (LIBOR 3 Month + 0.55%) due 6/2/2020	100,000	100,066
	Tobacco — 1.3%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.),
	2.625% due 1/14/2020	200,000	200,076
	3.49% due 2/14/2022	120,000	123,109
[b]	BAT Capital Corp., 2.765% (LIBOR 3 Month + 0.59%) due 8/14/2020	100,000	100,192
			1,039,336
	Healthcare Equipment & Services — 0.7%
	Health Care Providers & Services — 0.7%
	Anthem, Inc., 2.50% due 11/21/2020	75,000	75,370
	Cigna Corp., 3.40% due 9/17/2021	75,000	76,685
[b]	CVS Health Corp., 2.732% (LIBOR 3 Month + 0.63%) due 3/9/2020	4,000	4,008
	Express Scripts Holding Co., 2.60% due 11/30/2020	62,000	62,270
34   |  Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
			218,333
	Household & Personal Products — 0.1%
	Household Products — 0.1%
	Church & Dwight Co., Inc., 2.45% due 8/1/2022	$ 50,000	$ 50,149
			50,149
	Insurance — 3.3%
	Insurance — 3.3%
[a]	Enstar Group Ltd., 4.50% due 3/10/2022	50,000	51,858
[c]	Guardian Life Global Funding, 3.40% due 4/25/2023	57,000	59,480
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	100,000	106,469
	Jackson National Life Global Funding,
[c]	2.10% due 10/25/2021	100,000	99,710
[b,c]	2.618% (LIBOR 3 Month + 0.48%) due 6/11/2021	100,000	100,242
[c]	MassMutual Global Funding II, 2.00% due 4/15/2021	200,000	199,770
[b,c]	Metropolitan Life Global Funding, 2.39% (SOFR + 0.57%) due 9/7/2020	150,000	150,403
	Reliance Standard Life Global Funding II,
[c]	2.625% due 7/22/2022	75,000	75,626
[c]	3.05% due 1/20/2021	25,000	25,251
[c]	3.85% due 9/19/2023	50,000	52,539
[a]	Willis Towers Watson plc, 5.75% due 3/15/2021	170,000	178,208
			1,099,556
	Materials — 0.3%
	Chemicals — 0.3%
[b,c]	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., L.P. 3.003% (LIBOR 3 Month + 0.75%) due 5/1/2020	100,000	100,233
			100,233
	Media & Entertainment — 0.5%
	Media — 0.5%
[c]	Cox Communications, Inc., 3.25% due 12/15/2022	160,000	164,334
			164,334
	Pharmaceuticals, Biotechnology & Life Sciences — 0.8%
	Biotechnology — 0.5%
	Celgene Corp.,
	2.75% due 2/15/2023	100,000	101,783
	3.25% due 2/20/2023	44,000	45,550
	Pharmaceuticals — 0.3%
[a,b]	AstraZeneca plc, 2.789% (LIBOR 3 Month + 0.67%) due 8/17/2023	65,000	64,678
[a]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	44,000	44,204
			256,215
	Real Estate — 0.7%
	Equity Real Estate Investment Trusts — 0.7%
	Crown Castle International Corp., 3.20% due 9/1/2024	115,000	118,127
[c]	SBA Tower Trust, 2.836% due 1/15/2025	100,000	100,128
			218,255
	Retailing — 0.5%
	Multiline Retail — 0.5%
[b]	Dollar Tree, Inc., 3.003% (LIBOR 3 Month + 0.70%) due 4/17/2020	175,000	175,032
			175,032
	Semiconductors & Semiconductor Equipment — 0.4%
	Semiconductors & Semiconductor Equipment — 0.4%
	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375% due 1/15/2020	125,000	124,992
			124,992
	Software & Services — 0.4%
	Software — 0.4%
	Autodesk, Inc., 3.125% due 6/15/2020	100,000	100,536
	VMware, Inc., 2.30% due 8/21/2020	50,000	50,026
Annual Reports  |  35

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
			150,562
	Technology Hardware & Equipment — 0.4%
	Technology Hardware, Storage & Peripherals — 0.4%
	Hewlett Packard Enterprise Co., 3.50% due 10/5/2021	$ 132,000	$ 135,322
			135,322
	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 0.5%
	AT&T, Inc.,
	2.45% due 6/30/2020	100,000	100,238
[b]	3.034% (LIBOR 3 Month + 0.93%) due 6/30/2020	50,000	50,254
	Media — 0.3%
[b,c]	NBCUniversal Enterprise, Inc., 2.499% (LIBOR 3 Month + 0.40%) due 4/1/2021	100,000	100,197
	Wireless Telecommunication Services — 1.9%
	Sprint Communications, Inc., 9.25% due 4/15/2022	400,000	463,500
[a]	Vodafone Group plc, 2.50% due 9/26/2022	160,000	161,586
			875,775
	Transportation — 0.4%
	Road & Rail — 0.4%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.,
[c]	3.20% due 7/15/2020	100,000	100,593
[c]	3.65% due 7/29/2021	35,000	35,811
			136,404
	Utilities — 5.9%
	Electric Utilities — 5.3%
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	100,000	104,532
	CenterPoint Energy, Inc., 3.60% due 11/1/2021	150,000	153,986
[b]	Consolidated Edison Co. of New York, Inc., Series C, 2.506% (LIBOR 3 Month + 0.40%) due 6/25/2021	100,000	100,337
	Duke Energy Florida Project Finance, LLC, Series 2018, 1.196% due 3/1/2022	17,346	17,273
[a,c]	Electricite de France S.A., 4.60% due 1/27/2020	25,000	25,197
[a,c]	Enel Finance International N.V., 4.25% due 9/14/2023	200,000	212,403
	Evergy, Inc., 2.45% due 9/15/2024	30,000	29,977
	Exelon Corp., 2.85% due 6/15/2020	50,000	50,209
[b]	Mississippi Power Co., 2.75% (LIBOR 3 Month + 0.65%) due 3/27/2020	200,000	200,076
	NextEra Energy Capital Holdings, Inc., 2.403% due 9/1/2021	150,000	150,926
	PNM Resources, Inc., 3.25% due 3/9/2021	100,000	100,944
	Public Service Enterprise Group, 2.65% due 11/15/2022	50,000	50,699
	SCANA Corp. MTN, 4.125% due 2/1/2022	22,000	22,708
[b,c]	Southern Power Co., 2.706% (LIBOR 3 Month + 0.55%) due 12/20/2020	115,000	115,010
	Tampa Electric Co., 2.60% due 9/15/2022	185,000	186,607
	Virginia Electric & Power Co., 2.95% due 1/15/2022	100,000	101,595
	WEC Energy Group, Inc., 3.375% due 6/15/2021	100,000	102,169
	Gas Utilities — 0.6%
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	100,000	99,992
	WGL Holdings, Inc.,
[b]	2.517% (LIBOR 3 Month + 0.40%) due 11/29/2019	50,000	49,984
[b]	2.682% (LIBOR 3 Month + 0.55%) due 3/12/2020	58,000	57,910
			1,932,534
	Total Corporate Bonds (Cost $11,151,302)		11,313,465
	Municipal Bonds — 1.1%
	Colorado Educational & Cultural Facilities Authority,
	Series B Class B,
	2.244% due 3/1/2021	50,000	50,223
	2.474% due 3/1/2022	50,000	50,599
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	100,000	102,802
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	120,000	121,918
	State of Connecticut GO,
	Series A,
36   |  Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  September 30, 2019
		PRINCIPAL AMOUNT	VALUE
	3.471% due 9/15/2022	$ 20,000	$ 20,750
	4.00% due 9/15/2021	20,000	20,700
	Total Municipal Bonds (Cost $363,181)		366,992
	Short-Term Investments — 13.4%
[g]	Thornburg Capital Management Fund	440,070	4,400,701
	Total Short-Term Investments (Cost $4,400,701)		4,400,701
	Total Investments — 99.8% (Cost $32,478,383)		$32,802,506
	Other Assets Less Liabilities — 0.2%		67,445
	Net Assets — 100.0%		$32,869,951

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $13,953,191, representing 42.45% of the Fund’s net assets.
d	Variable rate coupon, rate shown as of September 30, 2019.
e	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2019.
f	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
g	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
SBA	Small Business Administration
SOFR	Secured Overnight Financing Rate
See notes to financial statements.
Annual Reports  |  37

Statements of Assets and Liabilities
September 30, 2019
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $239,291,685, $5,626,130,364 and $28,077,682, respectively)	$ 241,672,065	$ 5,715,741,117	$ 28,401,805
Non-controlled affiliated issuer (cost $0, $0 and $4,400,701, respectively)	-	-	4,400,701
Cash	1,193	199,727	14
Receivable for investments sold	-	159,000	-
Receivable for fund shares sold	394,962	13,916,268	3,000
Receivable from investment advisor	-	-	3,757
Dividends receivable	-	-	5,317
Dividend and interest reclaim receivable	-	7,713	48
Interest receivable	781,111	27,209,371	123,566
Prepaid expenses and other assets	51,939	219,405	19,682
Total Assets	242,901,270	5,757,452,601	32,957,890
Liabilities
Payable for investments purchased	2,959,977	48,196,440	-
Payable for fund shares redeemed	210,040	7,668,612	18,620
Payable to investment advisor and other affiliates (Note 4)	111,000	2,080,058	-
Accounts payable and accrued expenses	131,013	1,161,200	67,626
Dividends payable	87,341	1,724,322	1,693
Total Liabilities	3,499,371	60,830,632	87,939
Commitments and contingencies (Note 2)
Unrealized appreciation on unfunded commmitments	-	23,750	-
Net Assets	$ 239,401,899	$ 5,696,645,719	$ 32,869,951
NET ASSETS CONSIST OF
Distributable earnings (accumulated loss)	$ (10,168,240)	$ 122,721,184	$ 424,315
Net capital paid in on shares of beneficial interest	249,570,139	5,573,924,535	32,445,636
	$ 239,401,899	$ 5,696,645,719	$ 32,869,951
38   |  Annual Reports

Statements of Assets and Liabilities, Continued
September 30, 2019
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($66,140,193, $645,382,566 and $8,011,933 applicable to 5,050,165, 47,402,642 and 641,493 shares of beneficial interest outstanding - Note 5)	$ 13.10	$ 13.61	$ 12.49
Maximum sales charge, 1.50% of offering price	0.20	0.21	0.19
Maximum offering price per share	$ 13.30	$ 13.82	$ 12.68
Class C Shares:
Net asset value and offering price per share* ($15,618,021 and $356,205,471 applicable to 1,185,461 and 26,204,290 shares of beneficial interest outstanding - Note 5)	$ 13.17	$ 13.59	$ -
Class I Shares:
Net asset value, offering and redemption price per share
($145,272,850, $4,455,457,145 and $24,858,018 applicable to 11,092,876, 327,183,139 and 1,991,414 shares of beneficial interest outstanding - Note 5)	$ 13.10	$ 13.62	$ 12.48
Class R3 Shares:
Net asset value, offering and redemption price per share ($9,181,131 and $64,334,852 applicable to 700,604 and 4,721,824 shares of beneficial interest outstanding - Note 5)	$ 13.10	$ 13.63	$ -
Class R4 Shares:
Net asset value, offering and redemption price per share ($2,292,366 and $8,072,873 applicable to 175,087 and 593,207 shares of beneficial interest outstanding - Note 5)	$ 13.09	$ 13.61	$ -
Class R5 Shares:
Net asset value, offering and redemption price per share ($897,338 and $106,753,168 applicable to 68,467 and 7,841,623 shares of beneficial interest outstanding - Note 5)	$ 13.11	$ 13.61	$ -
Class R6 Shares:
Net asset value, offering and redemption price per share ($60,439,644 applicable to 4,429,917 shares of beneficial interest outstanding - Note 5)	$ -	$ 13.64	$ -

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Reports  |  39

Statements of Operations
Year Ended September 30, 2019
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
INVESTMENT INCOME
Dividend income non-controlled affiliated issuer	$ -	$ -	$ 86,209
Interest income (net of premium amortized of $429,311, $6,197,291, and $37,289, respectively)	5,559,884	171,346,485	920,544
Total Income	5,559,884	171,346,485	1,006,753
EXPENSES
Investment advisory fees (Note 4)	877,126	17,491,382	135,440
Administration fees (Note 4)
Class A Shares	60,084	552,686	7,553
Class C Shares	15,986	344,946	-
Class I Shares	118,273	3,512,491	22,185
Class R3 Shares	7,985	70,569	-
Class R4 Shares	2,009	8,037	-
Class R5 Shares	1,087	101,534	-
Class R6 Shares	-	37,899	-
Distribution and service fees (Note 4)
Class A Shares	170,964	1,573,481	17,158
Class C Shares	90,999	1,963,738	-
Class R3 Shares	45,459	401,579	-
Class R4 Shares	5,724	22,860	-
Transfer agent fees
Class A Shares	66,327	719,649	33,397
Class C Shares	25,629	296,521	-
Class I Shares	100,464	3,455,714	15,131
Class R3 Shares	23,355	82,564	-
Class R4 Shares	10,422	36,565	-
Class R5 Shares	5,823	335,519	-
Class R6 Shares	-	7,848	-
Registration and filing fees
Class A Shares	13,662	28,379	19,844
Class C Shares	12,512	17,797	-
Class I Shares	14,934	94,944	16,302
Class R3 Shares	12,648	14,276	-
Class R4 Shares	12,407	12,942	-
Class R5 Shares	12,803	13,741	-
Class R6 Shares	-	12,909	-
Custodian fees	55,072	266,410	52,635
Professional fees	48,439	138,579	43,618
Trustee and officer fees (Note 4)	13,459	311,973	1,959
Other expenses	41,926	435,752	14,829
Total Expenses	1,865,578	32,363,284	380,051
Less:
Expenses reimbursed by investment advisor (Note 4)	(74,713)	(1,422,449)	(114,926)
Investment advisory fees waived by investment advisor (Note 4)	-	-	(78,667)
Net Expenses	1,790,865	30,940,835	186,458
Net Investment Income	$ 3,769,019	$ 140,405,650	$ 820,295
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(533,177)	40,927,563	122,581
Net change in unrealized appreciation (depreciation) on investments	8,550,764	140,547,442	476,950
Net Realized and Unrealized Gain	8,017,587	181,475,005	599,531
Net Increase in Net Assets Resulting from Operations	$ 11,786,606	$ 321,880,655	$ 1,419,826
See notes to financial statements.
40   |  Annual Reports

Statements of Changes in Net Assets
Thornburg Limited Term U.S. Government Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 3,769,019	$ 4,024,275
Net realized gain (loss) on investments	(533,177)	(7,773)
Net change in unrealized appreciation (depreciation) on investments	8,550,764	(5,807,249)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,786,606	(1,790,747)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,199,716)	(1,281,346)
Class C Shares	(255,887)	(399,126)
Class I Shares	(2,750,402)	(2,841,403)
Class R3 Shares	(151,499)	(163,648)
Class R4 Shares	(38,072)	(48,362)
Class R5 Shares	(25,660)	(30,541)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(5,683,527)	(13,133,162)
Class C Shares	(4,644,010)	(14,392,126)
Class I Shares	9,185,352	(12,028,799)
Class R3 Shares	(143,550)	(1,579,987)
Class R4 Shares	(289,505)	(782,019)
Class R5 Shares	187,963	(3,430,735)
Net Increase (Decrease) in Net Assets	5,978,093	(51,902,001)
NET ASSETS
Beginning of Year	233,423,806	285,325,807
End of Year	$ 239,401,899	$ 233,423,806
See notes to financial statements.
Annual Reports  |  41

Statements of Changes in Net Assets
Thornburg Limited Term Income Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 140,405,650	$ 117,668,835
Net realized gain (loss) on investments	40,927,563	1,476,259
Net change in unrealized appreciation (depreciation) on investments	140,547,442	(104,119,301)
Net Increase in Net Assets Resulting from Operations	321,880,655	15,025,793
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(15,727,847)	(17,119,570)
Class C Shares	(9,006,464)	(10,088,457)
Class I Shares	(112,128,865)	(88,345,810)
Class R3 Shares	(1,869,318)	(1,923,947)
Class R4 Shares	(212,808)	(172,865)
Class R5 Shares	(3,178,918)	(2,536,903)
Class R6 Shares	(1,237,001)	(342,075)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(55,963,967)	(193,537,163)
Class C Shares	(96,148,218)	(117,451,478)
Class I Shares	633,212,444	526,525,749
Class R3 Shares	(26,586,996)	(6,441,054)
Class R4 Shares	(214,678)	37,813
Class R5 Shares	(10,373,438)	14,319,765
Class R6 Shares	29,403,168	29,035,669
Net Increase in Net Assets	651,847,749	146,985,467
NET ASSETS
Beginning of Year	5,044,797,970	4,897,812,503
End of Year	$ 5,696,645,719	$ 5,044,797,970
See notes to financial statements.
42   |  Annual Reports

Statements of Changes in Net Assets
Thornburg Low Duration Income Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 820,295	$ 444,861
Net realized gain (loss) on investments	122,581	(2,466)
Net change in unrealized appreciation (depreciation) on investments	476,950	(229,583)
Net Increase in Net Assets Resulting from Operations	1,419,826	212,812
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(198,275)	(128,246)
Class I Shares	(631,318)	(329,263)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	721,326	683,438
Class I Shares	1,670,436	10,063,257
Net Increase in Net Assets	2,981,995	10,501,998
NET ASSETS
Beginning of Year	29,887,956	19,385,958
End of Year	$ 32,869,951	$ 29,887,956
See notes to financial statements.
Annual Reports  |  43

Notes to Financial Statements
September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently three of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Government and Income Funds’ primary objectives are to provide as high a level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. The Low Duration Fund’s primary objective is to seek current income, consistent with preservation of capital. As a secondary objective, the Government Fund and the Income Fund seek to reduce changes in their share prices compared to longer term portfolios.
The Government Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).
The Income Fund currently offers seven classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).
The Low Duration Fund currently offers two classes of shares of beneficial interest outstanding, Class A and Institutional Class (“Class I”).
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
44   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2019
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Unfunded Loan Commitments: The Income Fund has entered into a loan commitment with Pacific Gas & Electric Co., of which at September 30, 2019, $0 of the $4,750,000 par commitment had been funded. The maturity date for $4,750,000 of the par commitment is December 31, 2019.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Cost of investments for tax purposes	$ 239,292,823	$ 5,626,138,034	$ 32,478,383
Gross unrealized appreciation on a tax basis	2,999,502	103,120,270	342,047
Gross unrealized depreciation on a tax basis	(620,260)	(13,517,187)	(17,924)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 2,379,242	$ 89,603,083	$ 324,123
Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and dividends payable.
At September 30, 2019, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 as follows. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
Annual Reports  |  45

Notes to Financial Statements, Continued
September 30, 2019
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Deferred tax basis capital losses	$ 1,001,586	$ -	$ -
At September 30, 2019, the Government Fund had cumulative tax basis capital losses of $11,502,486 (of which $2,368,435 are short-term and $9,134,051 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011 which may expire prior to utilization.
At September 30, 2019, the Government Fund had $106,151 of capital loss carryforwards generated prior to October 1, 2011 which expired.
During the year ended September 30, 2019, the Income Fund utilized $1,244,225 of capital loss carryforwards generated after September 30, 2011.
During the year ended September 30, 2019, the Low Duration Fund utilized $4,763 of capital loss carryforwards generated after September 30, 2011.
In order to account for permanent book to tax differences, the Government Fund increased distributable earnings by $106,151, and decreased net capital paid in on shares of beneficial interest by $106,151. The Income Fund decreased distributable earnings by $1,842,084 and increased net capital paid in on shares of beneficial interest by $1,842,084. Reclassifications have no impact upon the net asset value of the Funds and result primarily from mortgage-backed securities (“MBS”) losses, expiration of capital loss carryforwards and equalization of undistributed capital gains to shareholders.
At September 30, 2019, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Undistributed tax basis ordinary investment income	$ 43,931	$ 25,991,722	$ 95,429
Undistributed tax basis capital gains	$ —	$ 8,826,951	$ 6,456
The tax character of distributions paid for the Funds during the year ended September 30, 2019, and September 30, 2018, was as follows:
	GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
	2019	2018	2019	2018	2019	2018
Distributions from:
Ordinary income	$ 4,421,236	$ 4,764,426	$ 143,361,221	$ 120,529,627	$ 829,593	$ 457,509
Total	$ 4,421,236	$ 4,764,426	$ 143,361,221	$ 120,529,627	$ 829,593	$ 457,509
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values
46  |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2019
calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Funds may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Reports  |  47

Notes to Financial Statements, Continued
September 30, 2019
GOVERNMENT FUND
The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of September 30, 2019:
	Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 24,254,654	$ 24,254,654	$ —	$ —
U.S. Government Agencies	40,971,713	—	40,971,713	—
Mortgage Backed	143,371,073	—	143,371,073	—
Corporate Bonds	4,055,625	—	4,055,625	—
Short-Term Investments	29,019,000	—	29,019,000	—
Total Investments in Securities	$ 241,672,065	$ 24,254,654	$ 217,417,411	$ —
Total Assets	$ 241,672,065	$ 24,254,654	$ 217,417,411	$—
INCOME FUND
The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of September 30, 2019:
	Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 530,669,905	$ 530,669,905	$ —	$ —
U.S. Government Agencies	59,211,093	—	55,978,279	3,232,814
Other Government	50,892,962	—	50,892,962	—
Mortgage Backed	1,173,621,204	—	1,173,621,204	—
Asset Backed Securities	881,464,038	—	876,182,451	5,281,587
Corporate Bonds	2,440,740,755	—	2,413,502,139	27,238,616
Loan Participations	14,321,250	—	14,321,250	—
Municipal Bonds	87,321,321	—	87,321,321	—
Short-Term Investments	477,498,589	—	477,498,589	—
Total Investments in Securities	$ 5,715,741,117	$ 530,669,905	$ 5,149,318,195	$ 35,753,017(a)(b)
Total Assets	$ 5,715,741,117	$ 530,669,905	$ 5,149,318,195	$35,753,017

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2019 is not presented.
(b)	During the fiscal year ended September 30, 2019, there were no significant transfers into or out of Level 3 of the fair value hierarchy.
48   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2019
LOW DURATION FUND
The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of September 30, 2019:
	Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 3,496,317	$ 3,496,317	$ —	$ —
U.S. Government Agencies	1,159,749	—	1,159,749	—
Mortgage Backed	4,450,616	—	4,450,616	—
Asset Backed Securities	7,614,666	—	7,614,666	—
Corporate Bonds	11,313,465	—	11,313,465	—
Municipal Bonds	366,992	—	366,992	—
Short-Term Investments	4,400,701	4,400,701	—	—
Total Investments in Securities	$ 32,802,506	$ 7,897,018	$ 24,905,488	$ —
Total Assets	$ 32,802,506	$ 7,897,018	$ 24,905,488	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, a Fund pays the Advisor a management fee based on the average daily net assets of a Fund at an annual rate as shown in the following table:
Management Fee Schedule
GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $1 Billion	0.400%
Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.300
Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.250
		Next $500 million	0.350	Over $2 billion	0.225
		Over $2 billion	0.275
The Government Fund’s effective management fee for the year ended September 30, 2019 was 0.375% of the Fund’s average daily net assets.
The Income Fund’s effective management fee for the year ended September 30, 2019 was 0.332% of the Fund’s average daily net assets.
The Low Duration Fund’s effective management fee for the year ended September 30, 2019 was 0.40% of the Fund’s average daily net assets (before applicable management fee waiver of $78,667).
Total management fees incurred by each fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
Annual Reports  |  49

Notes to Financial Statements, Continued
September 30, 2019
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative service fees incurred by each class of shares of the Funds for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2019, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges from redemptions of Class C shares as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Commissions	$ 638	$ 2,936	$ 88
CDSC fees	$ 2,187	$ 13,498	$ —
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Government Fund and Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Low Duration Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares.
Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Government Fund: Class R3 shares, 0.99%; Class R4 shares, 0.99%; Class R5 shares, 0.67%; Income Fund: Class I shares, 0.49%; Class R3 shares, 0.99%; Class R4 shares, 0.99%; Class R5 shares, 0.49%; Class R6 shares, 0.42%; Low Duration Fund: Class A shares, 0.70%, Class I shares, 0.50%). The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Contractual:
Class A	$ —	$ —	$ 61,308
Class C	$ —	$ —	$ —
Class I	$ —	$ 1,105,976	$ 53,618
Class R3	$ 39,712	$ 58,303	$ —
Class R4	$ 18,027	$ 22,264	$ —
Class R5	$ 16,917	$ 209,312	$ —
Class R6	$ —	$ 26,594	$ —
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Voluntary:
Class A	$ —	$ —	$ 19,971
Class C	$ 57	$ —	$ —
Class I	$ —	$ —	$ 58,696
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
50   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2019
The percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately 8.21%, 0.12% and 28.87% for the Government Fund, Income Fund and Low Duration Fund, respectively.
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Government Fund had no such transactions with affiliated funds. The Income Fund had transactions of $2,666,846 in purchases. The Low Duration Fund had transactions of $2,666,846 in sales generating realized gains of $30,049.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Low Duration Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$3,393,011	$35,725,734	$(34,718,044)	$-	$-	$4,400,701	$86,209
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
GOVERNMENT FUND
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,721,046	$ 22,033,056	1,099,905	$ 14,065,102
Shares issued to shareholders in reinvestment of dividends	88,399	1,142,632	93,726	1,200,485
Shares repurchased	(2,246,645)	(28,859,215)	(2,215,498)	(28,398,749)
Net decrease	(437,200)	$ (5,683,527)	(1,021,867)	$ (13,133,162)
Class C Shares
Shares sold	318,393	$ 4,102,384	166,565	$ 2,149,930
Shares issued to shareholders in reinvestment of dividends	17,901	232,658	28,965	373,400
Shares repurchased	(692,937)	(8,979,052)	(1,314,476)	(16,915,456)
Net decrease	(356,643)	$ (4,644,010)	(1,118,946)	$ (14,392,126)
Class I Shares
Shares sold	3,482,631	$ 44,982,797	4,630,618	$ 59,387,148
Shares issued to shareholders in reinvestment of dividends	151,069	1,954,051	148,236	1,898,568
Shares repurchased	(2,934,949)	(37,751,496)	(5,720,914)	(73,314,515)
Net increase (decrease)	698,751	$ 9,185,352	(942,060)	$ (12,028,799)
Class R3 Shares
Shares sold	225,399	$ 2,909,281	158,351	$ 2,034,020
Shares issued to shareholders in reinvestment of dividends	9,883	127,893	10,523	134,890
Shares repurchased	(246,350)	(3,180,724)	(292,383)	(3,748,897)
Net decrease	(11,068)	$ (143,550)	(123,509)	$ (1,579,987)
Annual Reports  |  51

Notes to Financial Statements, Continued
September 30, 2019
GOVERNMENT FUND (Continued)
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	63,299	$ 813,546	52,835	$ 677,337
Shares issued to shareholders in reinvestment of dividends	2,778	35,914	3,429	43,918
Shares repurchased	(88,727)	(1,138,965)	(117,232)	(1,503,274)
Net decrease	(22,650)	$ (289,505)	(60,968)	$ (782,019)
Class R5 Shares
Shares sold	184,589	$ 2,382,395	42,582	$ 548,472
Shares issued to shareholders in reinvestment of dividends	1,872	24,305	2,303	29,698
Shares repurchased	(170,048)	(2,218,737)	(310,027)	(4,008,905)
Net increase (decrease)	16,413	$ 187,963	(265,142)	$ (3,430,735)
INCOME FUND
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	13,748,857	$ 184,402,206	12,078,839	$ 160,306,743
Shares issued to shareholders in reinvestment of dividends	1,084,259	14,505,433	1,178,150	15,633,345
Shares repurchased	(19,129,192)	(254,871,606)	(27,847,379)	(369,477,251)
Net decrease	(4,296,076)	$ (55,963,967)	(14,590,390)	$ (193,537,163)
Class C Shares
Shares sold	3,281,161	$ 43,830,555	3,244,802	$ 43,127,640
Shares issued to shareholders in reinvestment of dividends	615,065	8,208,672	698,398	9,250,695
Shares repurchased	(11,120,955)	(148,187,445)	(12,824,015)	(169,829,813)
Net decrease	(7,224,729)	$ (96,148,218)	(8,880,815)	$ (117,451,478)
Class I Shares
Shares sold	131,962,699	$ 1,761,668,144	117,645,362	$ 1,562,648,935
Shares issued to shareholders in reinvestment of dividends	7,121,081	95,348,794	5,803,751	76,986,129
Shares repurchased	(91,879,373)	(1,223,804,494)	(83,909,122)	(1,113,109,315)
Net increase	47,204,407	$ 633,212,444	39,539,991	$ 526,525,749
Class R3 Shares
Shares sold	3,355,494	$ 44,478,093	3,135,687	$ 41,637,292
Shares issued to shareholders in reinvestment of dividends	132,659	1,772,552	130,756	1,735,498
Shares repurchased	(5,469,939)	(72,837,641)	(3,753,356)	(49,813,844)
Net decrease	(1,981,786)	$ (26,586,996)	(486,913)	$ (6,441,054)
Class R4 Shares
Shares sold	364,786	$ 4,838,911	200,886	$ 2,665,572
Shares issued to shareholders in reinvestment of dividends	8,707	116,439	6,258	82,958
Shares repurchased	(385,528)	(5,170,028)	(204,900)	(2,710,717)
Net increase (decrease)	(12,035)	$ (214,678)	2,244	$ 37,813
52   |  Annual Reports

Notes to Financial Statements, Continued
September 30, 2019
INCOME FUND (Continued)
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	6,573,404	$ 87,102,928	3,375,058	$ 44,760,496
Shares issued to shareholders in reinvestment of dividends	229,191	3,061,860	187,976	2,492,025
Shares repurchased	(7,572,567)	(100,538,226)	(2,480,942)	(32,932,756)
Net increase (decrease)	(769,972)	$ (10,373,438)	1,082,092	$ 14,319,765
Class R6 Shares
Shares sold	4,265,546	$ 57,037,358	2,493,017	$ 33,131,663
Shares issued to shareholders in reinvestment of dividends	91,789	1,232,605	25,652	339,948
Shares repurchased	(2,169,399)	(28,866,795)	(333,838)	(4,435,942)
Net increase	2,187,936	$ 29,403,168	2,184,831	$ 29,035,669
LOW DURATION FUND
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	469,668	$ 5,773,137	262,967	$ 3,246,041
Shares issued to shareholders in reinvestment of dividends	15,917	197,238	10,348	127,521
Shares repurchased	(425,106)	(5,249,049)	(218,266)	(2,690,124)
Net increase	60,479	$ 721,326	55,049	$ 683,438
Class I Shares
Shares sold	2,398,897	$ 29,598,268	1,058,651	$ 13,051,377
Shares issued to shareholders in reinvestment of dividends	46,385	574,411	23,119	284,692
Shares repurchased	(2,305,834)	(28,502,243)	(265,402)	(3,272,812)
Net increase	139,448	$ 1,670,436	816,368	$ 10,063,257
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $79,287,935 and $61,385,218, respectively.
The Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $2,854,250,102 and $2,066,820,270, respectively.
The Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $30,050,007 and $23,408,621, respectively.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
Annual Reports  |  53

Notes to Financial Statements, Continued
September 30, 2019
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: Each Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment risk, credit risk, market and economic risk, liquidity risk, structured products risk and, in the case of Income Fund and Low Duration Fund, risks affecting specific issuers and foreign investment risk. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
54  |  Annual Reports

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Annual Reports  |  55

Financial Highlights
Thornburg Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	(0.23)	$ 13.10
2018	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	(0.22)	$ 12.69
2017	$ 13.25	0.14	(0.20)	(0.06)	(0.18)	—	(0.18)	$ 13.01
2016 (c)	$ 13.26	0.14	0.05	0.19	(0.20)	—	(0.20)	$ 13.25
2015	$ 13.27	0.15	0.06	0.21	(0.22)	—	(0.22)	$ 13.26
CLASS C SHARES
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	(0.18)	$ 13.17
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	(0.18)	$ 12.77
2017	$ 13.33	0.10	(0.20)	(0.10)	(0.14)	—	(0.14)	$ 13.09
2016	$ 13.34	0.11	0.04	0.15	(0.16)	—	(0.16)	$ 13.33
2015	$ 13.35	0.12	0.06	0.18	(0.19)	—	(0.19)	$ 13.34
CLASS I SHARES
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	(0.26)	$ 13.10
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	(0.26)	$ 12.69
2017	$ 13.26	0.18	(0.20)	(0.02)	(0.23)	—	(0.23)	$ 13.01
2016	$ 13.26	0.19	0.05	0.24	(0.24)	—	(0.24)	$ 13.26
2015	$ 13.27	0.19	0.06	0.25	(0.26)	—	(0.26)	$ 13.26
CLASS R3 SHARES
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	(0.22)	$ 13.10
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	(0.21)	$ 12.70
2017	$ 13.26	0.13	(0.19)	(0.06)	(0.18)	—	(0.18)	$ 13.02
2016	$ 13.27	0.14	0.04	0.18	(0.19)	—	(0.19)	$ 13.26
2015	$ 13.28	0.14	0.06	0.20	(0.21)	—	(0.21)	$ 13.27
CLASS R4 SHARES
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	(0.21)	$ 13.09
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	(0.21)	$ 12.69
2017	$ 13.25	0.12	(0.19)	(0.07)	(0.17)	—	(0.17)	$ 13.01
2016	$ 13.26	0.14	0.04	0.18	(0.19)	—	(0.19)	$ 13.25
2015	$ 13.27	0.13	0.08	0.21	(0.22)	—	(0.22)	$ 13.26
CLASS R5 SHARES
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	(0.26)	$ 13.11
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	(0.25)	$ 12.70
2017	$ 13.28	0.18	(0.21)	(0.03)	(0.23)	—	(0.23)	$ 13.02
2016	$ 13.27	0.17	0.07	0.24	(0.23)	—	(0.23)	$ 13.28
2015	$ 13.27	0.19	0.07	0.26	(0.26)	—	(0.26)	$ 13.27

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
56  |  Annual Reports

Financial Highlights, Continued
Thornburg Limited Term U.S. Government Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

1.48	0.90	0.90	5.06	29.37	$ 66,140
1.42	0.91	0.91	(0.77)	5.93	$ 69,634
1.03	0.93	0.93	(0.43)	11.05	$ 84,674
1.08	0.91	0.91	1.41	9.78	$ 111,874
1.15	0.92	0.92	1.62	14.15	$ 104,933

1.13	1.24	1.24	4.60	29.37	$ 15,618
1.10	1.23	1.23	(1.08)	5.93	$ 19,686
0.73	1.23	1.24	(0.72)	11.05	$ 34,821
0.81	1.19	1.20	1.13	9.78	$ 48,369
0.88	1.20	1.21	1.34	14.15	$ 46,777

1.76	0.62	0.62	5.35	29.37	$ 145,273
1.73	0.60	0.60	(0.47)	5.93	$ 131,898
1.36	0.60	0.60	(0.18)	11.05	$ 147,464
1.43	0.57	0.57	1.83	9.78	$ 144,437
1.45	0.62	0.62	1.93	14.15	$ 112,853

1.39	0.99	1.43	4.88	29.37	$ 9,181
1.34	0.99	1.45	(0.85)	5.93	$ 9,036
1.00	0.97	1.40	(0.47)	11.05	$ 10,871
1.03	0.98	1.30	1.34	9.78	$ 28,036
1.09	0.99	1.35	1.55	14.15	$ 16,320

1.38	0.99	1.78	4.88	29.37	$ 2,293
1.35	0.99	1.75	(0.85)	5.93	$ 2,509
0.96	0.99	1.95	(0.49)	11.05	$ 3,365
1.04	0.99	2.71	1.33	9.78	$ 2,097
1.00	0.99	17.30 (d)	1.55	14.15	$ 706

1.80	0.67	2.04	5.29	29.37	$ 897
1.60	0.65	1.94	(0.52)	5.93	$ 661
1.40	0.58	1.21	(0.23)	11.05	$ 4,131
1.30	0.67	2.05	1.80	9.78	$ 570
1.40	0.67	2.02	1.95	14.15	$ 2,170
Annual Reports  |  57

Financial Highlights
Thornburg Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	(0.33)	$ 13.61
2018	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	(0.29)	$ 13.16
2017	$ 13.51	0.24	(0.07)	0.17	(0.24)	—	(0.24)	$ 13.44
2016	$ 13.32	0.24	0.20	0.44	(0.25)	—	(0.25)	$ 13.51
2015	$ 13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$ 13.32
CLASS C SHARES
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	(0.31)	$ 13.59
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	(0.26)	$ 13.14
2017	$ 13.49	0.21	(0.06)	0.15	(0.22)	—	(0.22)	$ 13.42
2016	$ 13.30	0.21	0.20	0.41	(0.22)	—	(0.22)	$ 13.49
2015	$ 13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$ 13.30
CLASS I SHARES
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	(0.38)	$ 13.62
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	(0.33)	$ 13.16
2017	$ 13.52	0.29	(0.08)	0.21	(0.29)	—	(0.29)	$ 13.44
2016	$ 13.33	0.29	0.20	0.49	(0.30)	—	(0.30)	$ 13.52
2015	$ 13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$ 13.33
CLASS R3 SHARES
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	(0.31)	$ 13.63
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	(0.27)	$ 13.17
2017	$ 13.52	0.22	(0.06)	0.16	(0.23)	—	(0.23)	$ 13.45
2016	$ 13.33	0.23	0.20	0.43	(0.24)	—	(0.24)	$ 13.52
2015	$ 13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$ 13.33
CLASS R4 SHARES
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	(0.31)	$ 13.61
2018	$ 13.43	0.26	(0.26)	— (c)	(0.27)	—	(0.27)	$ 13.16
2017	$ 13.51	0.22	(0.07)	0.15	(0.23)	—	(0.23)	$ 13.43
2016	$ 13.32	0.23	0.20	0.43	(0.24)	—	(0.24)	$ 13.51
2015	$ 13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$ 13.32
CLASS R5 SHARES
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	(0.37)	$ 13.61
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	(0.31)	$ 13.16
2017	$ 13.51	0.27	(0.07)	0.20	(0.27)	—	(0.27)	$ 13.44
2016	$ 13.32	0.27	0.20	0.47	(0.28)	—	(0.28)	$ 13.51
2015	$ 13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$ 13.32
CLASS R6 SHARES
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	(0.39)	$ 13.64
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	(0.34)	$ 13.19
2017 (d)	$ 13.40	0.15	0.11	0.26	(0.20)	—	(0.20)	$ 13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total from investment operations was less than $0.01 per share.
(d)	Effective date of this class of shares was April 10, 2017.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
58  |  Annual Reports

Financial Highlights, Continued
Thornburg Limited Term Income Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.44	0.81	0.81	6.03	43.22	$ 645,383
2.12	0.84	0.84	0.09	33.62	$ 680,473
1.76	0.87	0.87	1.31	26.90	$ 890,990
1.82	0.86	0.86	3.36	20.56	$ 1,111,441
1.94	0.87	0.87	1.27	18.71	$ 977,470

2.24	1.02	1.02	5.82	43.22	$ 356,205
1.91	1.05	1.05	(0.13)	33.62	$ 439,305
1.56	1.08	1.08	1.10	26.90	$ 567,771
1.59	1.08	1.08	3.13	20.56	$ 667,680
1.71	1.10	1.10	1.04	18.71	$ 611,555

2.75	0.50	0.53	6.44	43.22	$ 4,455,457
2.46	0.51	0.51	0.41	33.62	$ 3,685,859
2.14	0.50	0.50	1.61	26.90	$ 3,232,277
2.17	0.50	0.50	3.73	20.56	$ 2,792,249
2.29	0.52	0.52	1.71	18.71	$ 1,982,536

2.27	0.99	1.06	5.84	43.22	$ 64,335
1.98	0.99	1.09	(0.06)	33.62	$ 88,298
1.65	0.99	1.12	1.19	26.90	$ 96,715
1.69	0.98	1.10	3.23	20.56	$ 104,309
1.82	0.99	1.11	1.16	18.71	$ 172,992

2.27	0.99	1.23	5.84	43.22	$ 8,073
1.98	0.99	1.45	0.01	33.62	$ 7,962
1.65	0.99	1.56	1.11	26.90	$ 8,101
1.70	0.99	1.97	3.23	20.56	$ 6,328
1.82	0.98	1.66	1.24	18.71	$ 3,908

2.70	0.56	0.74	6.31	43.22	$ 106,753
2.31	0.67	0.69	0.26	33.62	$ 113,333
1.99	0.65	0.67	1.53	26.90	$ 101,189
2.05	0.62	0.72	3.60	20.56	$ 71,864
2.17	0.64	0.67	1.50	18.71	$ 96,326

2.82	0.43	0.49	6.43	43.22	$ 60,440
2.62	0.45	0.57	0.56	33.62	$ 29,568
2.28 (e)	0.45 (e)	24.38 (e)(f)	1.92	26.90	$ 770
Annual Reports  |  59

Financial Highlights
Thornburg Low Duration Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	(0.29)	$ 12.49
2018	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	(0.22)	$ 12.29
2017	$ 12.46	0.16	(0.03)	0.13	(0.17)	—	(0.17)	$ 12.42
2016	$ 12.38	0.11	0.09	0.20	(0.12)	—	(0.12)	$ 12.46
2015	$ 12.38	0.08	— (c)	0.08	(0.08)	—	(0.08)	$ 12.38
CLASS I SHARES
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	(0.31)	$ 12.48
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	(0.25)	$ 12.28
2017	$ 12.45	0.18	(0.03)	0.15	(0.19)	—	(0.19)	$ 12.41
2016	$ 12.37	0.14	0.08	0.22	(0.14)	—	(0.14)	$ 12.45
2015	$ 12.38	0.11	(0.01)	0.10	(0.11)	—	(0.11)	$ 12.37

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
60  |  Annual Reports

Financial Highlights, Continued
Thornburg Low Duration Income Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.28	0.70	1.65	4.00	79.59	$ 8,012
1.75	0.70	1.82	0.75	20.93	$ 7,140
1.30	0.65	1.77	1.03	34.79	$ 6,532
0.89	0.69	1.74	1.60	42.99	$ 10,235
0.67	0.70	2.10	0.68	29.22	$ 9,940

2.47	0.50	0.94	4.21	79.59	$ 24,858
1.96	0.50	1.09	0.95	20.93	$ 22,748
1.46	0.50	1.03	1.19	34.79	$ 12,854
1.15	0.48	1.18	1.81	42.99	$ 17,106
0.87	0.50	1.89	0.80	29.22	$ 8,056
Annual Reports  |  61

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Limited Term U.S. Government Fund,
Thornburg Limited Term Income Fund, and
Thornburg Low Duration Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund (three of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
62   |  Annual Reports

Expense Example
September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES
Actual	$1,000.00	$1,022.90	$4.61
Hypothetical*	$1,000.00	$1,020.51	$4.61
CLASS C SHARES
Actual	$1,000.00	$1,020.34	$6.28
Hypothetical*	$1,000.00	$1,018.85	$6.28
CLASS I SHARES
Actual	$1,000.00	$1,024.41	$3.10
Hypothetical*	$1,000.00	$1,022.01	$3.09
CLASS R3 SHARES
Actual	$1,000.00	$1,021.69	$5.02
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R4 SHARES
Actual	$1,000.00	$1,021.70	$5.02
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R5 SHARES
Actual	$1,000.00	$1,024.09	$3.40
Hypothetical*	$1,000.00	$1,021.71	$3.40
LIMITED TERM INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$1,029.07	$4.02
Hypothetical*	$1,000.00	$1,021.11	$4.00
CLASS C SHARES
Actual	$1,000.00	$1,027.99	$5.13
Hypothetical*	$1,000.00	$1,020.00	$5.11
CLASS I SHARES
Actual	$1,000.00	$1,031.38	$2.50
Hypothetical*	$1,000.00	$1,022.61	$2.48
CLASS R3 SHARES
Actual	$1,000.00	$1,028.03	$5.03
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R4 SHARES
Actual	$1,000.00	$1,028.82	$5.04
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R5 SHARES
Actual	$1,000.00	$1,030.62	$2.49
Hypothetical*	$1,000.00	$1,022.61	$2.48
CLASS R6 SHARES
Actual	$1,000.00	$1,030.95	$2.14
Hypothetical*	$1,000.00	$1,022.96	$2.13
LOW DURATION INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$1,019.23	$3.54
Hypothetical*	$1,000.00	$1,021.56	$3.55
CLASS I SHARES
Actual	$1,000.00	$1,020.26	$2.53
Hypothetical*	$1,000.00	$1,022.56	$2.54

†	Thornburg Limited Term U.S. Government Fund Expenses are equal to the annualized expense ratio for each class (A: 0.91%; C: 1.24%; I: 0.61%; R3: 0.99%; R4: 0.99%; R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.79%; C: 1.01%; I: 0.49%; R3: 0.99%; R4: 0.99%; R5: 0.49%; R6: 0.42%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
†	Thornburg Low Duration Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Annual Reports  |  63

Trustees and Officers
September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
64   |  Annual Reports

Trustees and Officers, Continued
September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Reports  |  65

Trustees and Officers, Continued
September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
66   |  Annual Reports

Other Information
September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Thornburg Limited Term U.S. Government Fund of $4,421,236 are taxable ordinary investment income dividends for federal income tax purposes. Dividends paid by the Thornburg Limited Term Income Fund of $143,361,221 are being reported as taxable ordinary investment income dividends. Dividends paid by the Thornburg Low Duration Income Fund of $829,593 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Limited Term U.S. Government Fund
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did
Annual Reports  |  67

Other Information, Continued
September 30, 2019 (Unaudited)
not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services.The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, fifteen-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the
68   |  Annual Reports

Other Information, Continued
September 30, 2019 (Unaudited)
category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the two peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Reports  |  69

Other Information, Continued
September 30, 2019 (Unaudited)
Thornburg Limited Term Income Fund
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted
70   |  Annual Reports

Other Information, Continued
September 30, 2019 (Unaudited)
their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, fifteen-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for two representative share classes of the Fund were higher than the median and average levels charged to funds in the applicable Morningstar category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the two peer groups, that the total expense level of a representative share class was higher than the median of the respective peer group but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses, and that the total expense level of a second representative share class was equal to the median of the respective peer group after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a
Annual Reports  |  71

Other Information, Continued
September 30, 2019 (Unaudited)
peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Thornburg Low Duration Income Fund
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Income Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the
72  |  Annual Reports

Other Information, Continued
September 30, 2019 (Unaudited)
nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent five calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was comparable to the median level and lower than the average level charged to funds in the applicable Morningstar category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the median level for the two peer groups but comparable to other funds in the peer group, that the total expense level of one representative share class was lower than the median of the respective peer group after waivers of fees and reimbursement of expenses, and that the total expense level of a second representative share class was higher than the median of the respective peer group but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
Annual Reports  |  73

Other Information, Continued
September 30, 2019 (Unaudited)
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not currently profitable to the Advisor.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
74  |  Annual Reports

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Reports  |  75

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH076

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Strategic Income Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
October 20, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg Strategic Income Fund for the period ended September 30, 2019. Combining income and change in price, the Thornburg Strategic Income Fund produced a total return of 6.35% (Class I shares) over the period. The longer duration Bloomberg Barclays U.S. Universal Bond Index produced a return of 10.07%, and a blended index of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced an 8.82% total return over the same time.
Over the last decade, on a three-year rolling basis, our strategy has managed to outperform both the Morningstar Multisector Bond category and Non-Traditional Bond Category 100% of the time. Overall, we are proud of our record through several different market episodes. Today, we continue to be more defensive due to the current state of global rate and credit markets, but we still have been able to generate significant value for shareholders. Because we are uniquely structured with a distinct investment process, we believe we are well positioned to provide a differentiated set of outcomes in a quite uncertain environment.
The earlier portion of the reporting period represented a major shift in market sentiment across asset classes. The U.S. Treasury 10-year yield peaked in early November 2018, but investor fears surrounding trade tensions, weakening global economic data, Brexit and especially a hawkish U.S. Federal Reserve (Fed), caused investors to shun risk assets. Rising market volatility at the time suggested that investors feared a tilt away from global monetary policy accommodation and the less predictable, and potentially uneven, economic results that were likely to follow.
The Fed had taken the lead on draining the punchbowl with a series of rate hikes and a simultaneous shrinkage of its balance sheet. But it grappled with inflation running at or close to its 2% target, while factoring in the specter of rising wages, potentially fueling higher inflation down the road. Unemployment remained less than 4% and wage growth had risen above 3%, creating a conundrum for policy makers. During the fourth quarter of 2018, the Fed battled signals from the financial markets as well as negative rhetoric from U.S. President Donald Trump. Ultimately, the Fed stayed the course and hiked rates in December, but the median forecast for 2019 fell from three hikes to two in a dovish signal for market participants. The market took the signal as gospel, with risk assets recovering to varying degrees. This would mark the beginning of a global reinflation for risk assets, and a renewed deflation in global yields.
By early January, Fed Chairman Jerome Powell retreated from further planned interest rate hikes in the months ahead, creating downside pressure on rates, and truly reinvigorating risk assets across the globe. Additionally, the Federal Open Markets Committee, the Fed’s monetary policy panel, decided to end balance sheet normalization toward the end of 2019, accelerating the downward move in rates and further buoying markets. It set the stage for what would become a series of rate cuts later on in the year. The retreat allowed other central banks around the globe to abandon rate hike plans. On a global basis, general underlying economic fundamentals did not materially deteriorate. This fact, combined with more accommoda tive central banks, resulted in one of the strongest quarters for risk assets on record. While we had taken advantage of widening spreads and increased rates across portfolios during the latter parts of 2018, we did not view risk as wholesale attractive given continued concerns surrounding economic growth. However, within appropriate portfolios, we maintained a healthy allocation to credit, participating in the broad lift experienced by markets. That said, we find the recent Fed actions concerning.
It seems policy decisions are no longer driven by economic fundamentals, but instead by market movements. In many instances, asset prices are widely disconnected from their fundamentals. What has gone from a tacit inference that the Fed would prop up swooning financial markets—the Greenspan, Bernanke and Yellen “puts”—has become somewhat more explicit under Chairman Powell, who has spoken openly about “financial conditions” and stability as part of the Fed’s decision-making process. A financial asset’s price should reflect more its individual fundamentals and less the tidal effects of Fed policy. To be sure, some economic data had been weakening in the U.S. and abroad. Global purchasing manager indices continued to trend downward and have recently moved into contractionary territory, including in the U.S. Yet strong U.S. labor force growth and a supportive capex cycle, at least through the first quarter of 2019, continued to drive productivity gains. And while wage growth has leveled off lately, consumer sentiment and balance sheets remain relatively healthy.
The economic backdrop is important for fixed income investors, so it’s crucial to look at both corporate and consumer health as leading indicators for the economy and for portfolio positioning. Corporate fundamentals have slipped a bit as growth in revenue and earnings before interest, taxes, depreciation and amortization are roughly flat. One important area of concern in the corporate market is leverage and interest coverage. While we are at or near all-time highs in terms of leverage, it is in a very different market than we experienced a decade ago. Since 2009, U.S. non-financial corporations have added $4.3 trillion in new debt, a 66% increase. What we find disconcerting is not the sheer amount of leverage in the system but how stretched the fundamentals become when one factors in a slowing growth environment. This will surely cause future problems for those who have thrown caution to the wind and indiscriminately bought credit at current levels. However, the market continues to provide select opportunities within corporates of both investment grade and high yield that have less cyclical underlying cash flows.
Along with the decline in corporate fundamentals, consumer fundamentals have deteriorated, albeit much more modestly. The consumer is seeing increasing debt-to-income ratios as credit card rates are at a decade high. As expected, there has also been an uptick in delinquencies and losses. Despite these metrics, we continue to believe the consumer is on solid footing, bolstered by the tight labor market. Credit quality underlying ABS (asset-backed securities) and MBS (mortgage-backed securities) remains solid. We believe credit underwriting and structure within these spaces are still favorable and especially so for our portfolios as we stay focused on the top of the capital

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
stack. In our view, our place in the capital structure reduces our credit risk and the underlying borrowers’ incentives and ability to refinance controls prepayment activity, targeting attractive, sensible exposures with limited convexity risk.
While stronger economic growth continues to give us confidence to hold a decent amount of credit currently, we have continued to lower risk exposures in the portfolio over time as risk compensation has declined. Throughout the period we expressed a defensive posture in multiple ways. Given our guiding philosophy of managing a diversified portfolio to be robust across many macro environments, we continued to build balanced risk exposures to avoid overdependence upon any singular outcome. Within our high-yield holdings for example, we’ve continued to upgrade quality and reduce potential volatility. All high-yield bonds are not created equal. We’ve focused on shorter maturities, less cyclical cash flows as mentioned above, and companies focused on the stronger segments of the economy that will generally lower volatility at the portfolio level in times of stress.
Overall, we remain defensive, maintaining lower credit duration. Currently, we prefer consumer ABS and MBS over corporates, consistent with our preference for superior balance sheets. Looking forward, investors have to contend with Brexit, the Hong Kong protests, talk around a potential U.S. presidential impeachment and bouts of geopolitical turmoil, particularly in the Middle East. Not a backdrop most would find appealing, particularly when risk asset prices remain near all-time highs. Yet uncertainty often breeds opportunity for astute investors with a long-term, balanced focus.
In our view, the key to a successful portfolio is balancing competing variables into an optimal combination that meets overall objectives. Most organizations aren’t structured to find relative value across the available spectrum of investment opportunities. The methodologies utilized by the majority of teams within the space may be sub-optimal for the fixed income environment we are moving into. We believe our unique approach and structure offers our fellow shareholders an edge in this strange, tumultuous and exciting environment.
Thank you for investing alongside us.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

Christian Hoffmann, cfa Portfolio Manager Managing Director	Jeff Klingelhofer, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/19/07)
Without sales charge	5.92%	4.22%	3.22%	5.96%	5.90%
With sales charge	1.14%	2.65%	2.28%	5.47%	5.49%
Class C Shares (Incep: 12/19/07)
Without sales charge	5.15%	3.48%	2.55%	5.33%	5.27%
With sales charge	4.15%	3.48%	2.55%	5.33%	5.27%
Class I Shares (Incep: 12/19/07)	6.35%	4.62%	3.60%	6.32%	6.25%
Class R3 Shares (Incep: 5/1/12)	5.71%	4.10%	3.13%	-	4.42%
Class R4 Shares (Incep: 2/1/14)	5.71%	4.03%	3.10%	-	3.51%
Class R5 Shares (Incep: 5/1/12)	6.35%	4.61%	3.58%	-	4.82%
Class R6 Shares (Incep: 4/10/17)	6.40%	-	-	-	4.87%
Bloomberg Barclays U.S. Universal Bond Index (Since 12/19/07)	10.07%	3.23%	3.62%	4.14%	4.42%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	3.15%
SEC Yield	2.38%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.21%; C shares, 1.96%; I shares, 0.91%; R3 shares, 2.46%; R4 shares, 2.14%; R5 shares, 1.20% and R6 shares, 1.13%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, resulting in net expense ratios of the following: A shares, 1.05%; C shares, 1.80%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
High yield bonds may offer higher yields in return for risk exposure.
Morningstar Multisector Bond category portfolios seek income by diversifying their assets among several fixed income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities. These portfolios typically hold 35% to 65% of bond assets in securities that are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.
Morningstar Non-Traditional Bond category. The Non-traditional Bond category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as "absolute return" portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described "unconstrained" portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios.

6  |  Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations and income-producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income-producing stocks can be expected to vary over time.
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	55.3%
Asset Backed Securities	17.1%
Bank Loans	3.2%
Common & Preferred Stock	1.1%
U.S. Treasury Securities	0.3%
Other Fixed Income	9.3%
Other Assets Less Liabilities	13.7%
FIXED INCOME CREDIT QUALITY*
*	Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). “NR” = not rated.
TOP TEN INDUSTRY GROUPS
Diversified Financials	8.2%
Energy	5.8%
Materials	4.1%
Utilities	3.7%
Telecommunication Services	3.7%
Media & Entertainment	3.6%
Technology Hardware & Equipment	3.2%
Insurance	3.2%
Automobiles & Components	3.0%
Software & Services	2.6%

COUNTRY EXPOSURE * (percent of Fund)
United States	68.4%
Canada	2.6%
United Kingdom	1.7%
Germany	1.7%
Japan	1.6%
South Korea	1.3%
France	1.0%
Bermuda	0.9%
China	0.8%
Belgium	0.6%
Switzerland	0.5%
Cayman Islands	0.5%
Sweden	0.5%
Luxembourg	0.5%
Mexico	0.4%
Italy	0.4%
Ireland	0.3%
India	0.3%
Morocco	0.3%
South Africa	0.3%
Jamaica	0.3%
Australia	0.3%
Netherlands	0.2%
Guatemala	0.2%
Turkey	0.2%
Brazil	0.2%
Barbados	0.1%
Chile	0.1%
New Zealand	0.1%
Saint Lucia	0.0%**
Other Assets Less Liabilities	13.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b,c]	Malamute Energy, Inc.,	847	$ 8,893
			8,893
	Total Common Stock (Cost $0)		8,893
	Preferred Stock — 1.1%
	Banks — 0.6%
	Banks — 0.6%
[d,e]	AgriBank FCB, 6.875% (LIBOR 3 Month + 4.23%)	40,000	4,280,000
[d,e]	CoBank ACB, Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	5,350,000
			9,630,000
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[e]	Crestwood Equity Partners L.P., 9.25%	320,654	2,961,240
			2,961,240
	Miscellaneous — 0.1%
	U.S. Government Agencies — 0.1%
[e]	Farm Credit Bank of Texas, Series 1, 10.00%	1,000	1,111,250
			1,111,250
	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
[a,f,g]	Centaur Funding Corp., 9.08%, 4/21/2020	2,380	2,466,870
			2,466,870
	Total Preferred Stock (Cost $16,017,997)		16,169,360
	Asset Backed Securities — 17.1%
	Asset-Backed - Finance & Insurance — 6.2%
[f]	Aqua Finance Trust, Series 2019-A 4.01%, 7/16/2040	$ 3,100,000	3,114,247
[f]	Conn’s Receivables Funding LLC, Series 2019-A Class A, 3.40%, 10/16/2023	2,876,737	2,888,326
[f]	ExteNet, LLC, Series 2019-1A Class A2, 3.204%, 7/26/2049	5,000,000	5,061,454
[f]	Freed ABS Trust, Series 2019-1 Class-A, 3.42%, 6/18/2026	2,827,690	2,841,650
[f]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34%, 7/25/2033	3,806,229	3,798,592
[f]	Lendingpoint Asset Securitization Trust, Series 2019-1 Class A, 3.154%, 8/15/2025	5,948,885	5,956,689
[f]	Meltel Land Funding, LLC, Series 2019-1A Class A, 3.768%, 4/15/2049	5,500,000	5,637,644
[f]	New Residential Advance Receivables Trust, Series 2019-T2 3.06%, 8/15/2053	4,875,000	4,862,393
[f]	NRZ Advance Receivables Trust, Series 2019-T1 Class AT1, 2.59%, 7/15/2052	7,000,000	7,032,153
[f]	Ocwen Master Advance Receivables Trust Series 2019-T2 3.042%, 8/15/2051	3,100,000	3,107,525
[f]	Ocwen Master Advance Receivables Trust, Series 2019-T1 3.107%, 8/15/2050	2,050,000	2,055,057
[f]	Oportun Funding X, LLC Series 2018-C Class A, 4.10%, 10/8/2024	2,690,000	2,755,043
[f]	Prosper Marketplace Issuance Trust, Series 2019-2A Class A, 3.20%, 9/15/2025	3,631,397	3,639,979
[f]	SCF Equipment Leasing LLC, Series 2019-1A Class D, 4.56%, 5/20/2027	3,000,000	3,077,796
[f]	Small Business Lending Trust, Series 2019-A Class A, 2.85%, 7/15/2026	2,500,000	2,498,806
[f]	Sofi Consumer Loan Program Trust, Series 2019-3 Class A, 2.90%, 5/25/2028	7,581,772	7,629,998
[f]	SpringCastle Funding, Series 2019-AA Class A, 3.20%, 5/27/2036	7,471,987	7,545,957
[f]	Upgrade Receivables Trust, Series 2019-2A Class A, 2.77%, 10/15/2025	5,000,000	5,004,882
	Upstart Securitization Trust,
[f]	Series 2017-1 Class C, 6.35%, 6/20/2024	4,000,000	4,073,625
[f]	Series 2018-2 Class B, 4.445%, 12/22/2025	450,000	452,807
[f]	Series 2019-1 Class B, 4.19%, 4/20/2026	5,000,000	5,052,162
[f]	Series 2019-2 Class A, 2.897%, 9/20/2029	5,762,012	5,777,610
			93,864,395
	Auto Receivables — 3.0%
[f]	ACC Trust, Series 2018-1 Class A, 3.70%, 12/21/2020	358,920	359,162
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
[f]	American Credit Acceptance Receivables Trust, Series 2016-4 Class C, 2.91%, 2/13/2023	$ 764,426	$ 764,467
[f]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A Class A, 2.50%, 7/20/2021	2,900,000	2,902,237
	CarNow Auto Receivables Trust,
[f]	Series 2017-1A Class B, 4.35%, 9/15/2022	5,800,000	5,849,757
[f]	Series 2019-1A Class A, 2.72%, 11/15/2022	2,730,297	2,734,026
[f]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71%, 5/15/2023	357,810	357,956
[f]	CPS Auto Receivables Trust, Series 2019-A Class B, 3.58%, 12/16/2024	3,000,000	3,039,279
	Foursight Capital Automobile Receivables Trust,
[f]	Series 2016-1 Class A2, 2.87%, 10/15/2021	383,650	383,856
[f]	Series 2018-1 Class E, 5.56%, 1/16/2024	1,000,000	1,042,586
[f]	Series 2018-2 Class E, 5.50%, 10/15/2024	1,370,000	1,437,515
[f]	Series 2019-1 Class A2, 2.58%, 3/15/2023	5,500,000	5,507,872
[f]	GLS Auto Receivables Trust, Series 2018-2A Class A, 3.25%, 4/18/2022	857,073	859,148
[f]	Hertz Vehicle Financing II L.P., Series 2015-1A Class A, 2.73%, 3/25/2021	4,000,000	4,005,661
[d,f,g]	OSCAR US Funding Trust VII, LLC, Series 2017-2A Class A2B, 2.699% (LIBOR 1 Month + 0.65%), 11/10/2020	38,502	38,504
[f]	Sierra Auto Receivables Securitization Trust, Series 2016-1A Class B, 6.84%, 1/18/2022	595,542	596,605
	Skopos Auto Receivables Trust,
[f]	Series 2018-1A Class A, 3.19%, 9/15/2021	197,532	197,615
[f]	Series 2019-1A Class A, 2.90%, 12/15/2022	2,750,000	2,751,516
[f]	Tesla Auto Lease Trust, Series 2018-B Class A, 3.71%, 8/20/2021	2,374,719	2,411,324
[f]	U.S. Auto Funding, LLC, Series 2019-1A Class A, 3.61%, 4/15/2022	3,695,237	3,713,020
[f]	United Auto Credit Securitization Trust, Series 2019-1A Class B, 3.03%, 4/10/2024	6,000,000	6,037,224
[f]	Veros Automobile Receivables Trust, Series 2017-1 Class A, 2.84%, 4/17/2023	74,194	74,186
			45,063,516
	Credit Card — 0.2%
[f]	Genesis Sales Finance Master Trust, Series 2019-AA Class A, 4.68%, 8/20/2023	3,250,000	3,313,192
			3,313,192
	Other Asset Backed — 6.1%
[d,f]	321 Henderson Receivables II, LLC, Series 2006-3A Class A1, 2.228% (LIBOR 1 Month + 0.20%), 9/15/2041	1,820,591	1,781,422
[f]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48%, 7/15/2022	1,813,401	1,821,434
	AXIS Equipment Finance Receivables VI, LLC,
[f]	Series 2018-2A Class A2, 3.89%, 7/20/2022	2,995,859	3,022,758
[f]	Series 2019-1A Class A2, 2.63%, 6/20/2024	2,000,000	2,006,916
[f]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96%, 6/20/2023	1,069,216	1,074,706
[f]	CFG Investments Ltd. Series 2019-1 Class A, 5.56%, 8/15/2029	5,000,000	5,007,272
[f]	CLUB Credit Trust, Series 2017-P2 Class A, 2.61%, 1/15/2024	189,358	189,377
[f]	Consumer Loan Underlying Bond Credit Trust, Series 2019-A Class A, 3.52%, 4/15/2026	1,998,506	2,010,433
[f]	Credit Suisse ABS Trust, Series 2018-LD1 Class A, 3.42%, 7/25/2024	304,501	304,636
	Diamond Resorts Owner Trust,
[f]	Series 2018-1 Class A, 3.70%, 1/21/2031	2,303,112	2,346,787
[f]	Series 2019-1A Class A, 2.89%, 2/20/2032	6,401,334	6,416,980
[f,g]	ECAF I Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	5,260,362	5,242,358
	Foundation Finance Trust,
[f]	Series 2017-1A Class A, 3.30%, 7/15/2033	1,758,716	1,768,572
[f]	Series 2019-1A Class A, 3.86%, 11/15/2034	4,852,629	4,966,810
[f,g]	Global SC Finance II SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	2,295,833	2,290,956
[f]	HERO Funding Trust, Series 2017-2A Class A1, 3.28%, 9/20/2048	2,612,012	2,634,828
	Marlette Funding Trust,
[f]	Series 2018-1A Class A, 2.61%, 3/15/2028	261,981	262,021
[f]	Series 2019-3A Class A, 2.69%, 9/17/2029	5,066,720	5,075,510
	Nationstar HECM Loan Trust,
[b,f,h]	Series 2018-1A Class A, 2.76%, 2/25/2028	606,113	602,476
[f,h]	Series 2018-2A Class A, 3.188%, 7/25/2028	487,302	488,612
[a,b,d,f]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.30% (LIBOR 3 Month + 0.78%), 12/1/2037	237,500	234,175
[f]	Oportun Funding VI, LLC, Series 2017-A Class A, 3.23%, 6/8/2023	4,000,000	4,004,501
[f]	PFS Financing Corp., Series 2018-B Class A, 2.89%, 2/15/2023	3,000,000	3,028,132
[f]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34%, 8/15/2022	3,000,000	3,009,178
[b,f]	Scala Funding Co., LLC, Series 2016-1 Class B, 5.21%, 2/15/2021	4,000,000	3,948,000
	SCF Equipment Leasing, LLC,
[f]	Series 2017-2A Class A, 3.41%, 12/20/2023	553,339	559,851
[f]	Series 2018-1A Class A2, 3.63%, 10/20/2024	1,783,654	1,789,487
[f]	Sierra Timeshare Receivables Funding, LLC, Series 2015-2A Class A, 2.43%, 6/20/2032	1,566,034	1,564,338
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	SLM Student Loan Trust, Series 2013-6 Class A3, 2.668% (LIBOR 1 Month + 0.65%), 6/25/2055	$ 2,860,614	$ 2,849,560
[f]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77%, 5/25/2026	388,118	389,232
[f]	SolarCity LMC Series I, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	2,190,625	2,316,811
[f]	Solarcity LMC Series II, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	2,530,369	2,583,423
[f]	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472%, 5/20/2046	2,883,412	2,921,547
[f,g]	Textainer Marine Containers V Ltd., Series 2017-1A Class A, 3.72%, 5/20/2042	3,631,406	3,703,035
	Towd Point Mortgage Trust,
[f,h]	Series 2018-2 Class A1, 3.25%, 3/25/2058	3,176,019	3,227,471
[f,h]	Series 2018-3 Class A1, 3.75%, 5/25/2058	2,461,354	2,550,455
[f,h]	Series 2018-6 Class A1A, 3.75%, 3/25/2058	2,586,836	2,663,406
[f]	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50%, 12/20/2028	819,487	823,716
			91,481,182
	Residential MTG Trust — 0.3%
[f,h]	Finance of America Structured Securities Trust, Series 2018-HB1 Class A, 3.375%, 9/25/2028	2,088,509	2,092,823
	New Residential Mortgage Loan Trust,
[f,h]	Series 2017-6A Class A1, 4.00%, 8/27/2057	1,004,949	1,050,022
[f,h]	Series 2018-1A Class A1A, 4.00%, 12/25/2057	1,834,593	1,912,730
			5,055,575
	Student Loan — 1.3%
[f]	Commonbond Student Loan Trust, Series 18-CGS, Class A1, 3.87%, 2/25/2046	2,449,053	2,563,935
[f]	Earnest Student Loan Program, LLC, Series 2016-C Class A2, 2.68%, 7/25/2035	1,122,897	1,127,162
[d,f]	Navient Private Education Refinance Loan Trust, Series 2019-D Class A2B, 3.078% (LIBOR 1 Month + 1.05%), 12/15/2059	6,000,000	5,999,971
	Nelnet Student Loan Trust,
[d,f]	Series 2015-2A Class A2, 2.618% (LIBOR 1 Month + 0.60%), 9/25/2047	3,680,286	3,676,373
[d,f]	Series 2016-A Class A1A, 3.768% (LIBOR 1 Month + 1.75%), 12/26/2040	1,544,575	1,536,990
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 3.026% (LIBOR 3 Month + 0.75%), 4/25/2023	950,442	937,695
[d]	Series 2008-5 Class A4, 3.976% (LIBOR 3 Month + 1.70%), 7/25/2023	1,407,200	1,413,574
[d]	Series 2012-1 Class A3, 2.968% (LIBOR 1 Month + 0.95%), 9/25/2028	2,485,798	2,456,830
[d,f]	SoFi Professional Loan Program, LLC, Series 2014-B Class A1, 3.268% (LIBOR 1 Month + 1.25%), 8/25/2032	473,109	473,727
			20,186,257
	Total Asset Backed Securities (Cost $257,053,084)		258,964,117
	Corporate Bonds — 54.1%
	Automobiles & Components — 3.0%
	Auto Components — 0.2%
[f,g]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,034,635
	Automobiles — 1.9%
[d,f,g]	BMW Finance N.V., 2.965% (LIBOR 3 Month + 0.79%), 8/12/2022	4,000,000	4,013,849
	Daimler Finance North America, LLC,
[d,f]	3.058% (LIBOR 3 Month + 0.90%), 2/15/2022	5,500,000	5,528,441
[f]	3.75%, 11/5/2021	1,505,000	1,547,393
[f]	Hyundai Capital America, 3.95%, 2/1/2022	2,000,000	2,055,276
[f,g]	Hyundai Capital Services, Inc., 3.75%, 3/5/2023	3,000,000	3,098,671
	Nissan Motor Acceptance Corp.,
[d,f]	2.794% (LIBOR 3 Month + 0.69%), 9/28/2022	460,000	459,201
[d,f]	2.953% (LIBOR 3 Month + 0.65%), 7/13/2022	440,000	438,842
[g]	Toyota Motor Corp., 2.157%, 7/2/2022	8,000,000	8,057,981
	Volkswagen Group of America Finance, LLC,
[f]	2.50%, 9/24/2021	1,425,000	1,428,532
[f]	4.00%, 11/12/2021	2,500,000	2,583,676
	Construction & Engineering — 0.9%
	SBA Tower Trust,
[f]	2.877%, 7/15/2046	2,275,000	2,282,685
[f,i]	3.156%, 10/10/2045	11,750,000	11,762,602
			45,291,784
	Banks — 1.0%
	Banks — 1.0%
[d]	Capital One NA/Mclean VA, 3.007% (LIBOR 3 Month + 0.82%), 8/8/2022	3,000,000	3,008,671
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Citizens Bank N.A./Providence RI, 3.054% (LIBOR 3 Month + 0.95%), 3/29/2023	$ 4,000,000	$ 4,023,887
[d]	Goldman Sachs Bank USA, 2.575% (SOFR + 0.60%), 5/24/2021	1,885,000	1,888,083
	Santander Holdings USA, Inc., 3.40%, 1/18/2023	2,000,000	2,046,588
[g]	Sumitomo Mitsui Banking Corp., 2.65%, 7/23/2020	2,000,000	2,008,445
[g]	Svenska Handelsbanken AB, 3.90%, 11/20/2023	1,500,000	1,602,885
			14,578,559
	Capital Goods — 2.0%
	Aerospace & Defense — 0.4%
[f]	BWX Technologies, Inc., 5.375%, 7/15/2026	5,375,000	5,650,469
	Industrial Conglomerates — 0.1%
[g]	Pentair Finance Sarl, 4.50%, 7/1/2029	1,950,000	2,022,838
	Machinery — 0.8%
[f,g]	ATS Automation Tooling Systems, Inc., 6.50%, 6/15/2023	4,005,000	4,135,162
	Mueller Industries, Inc., 6.00%, 3/1/2027	2,216,000	2,238,160
	Nvent Finance Sarl,
[g]	3.95%, 4/15/2023	2,000,000	2,037,980
[g]	4.55%, 4/15/2028	3,000,000	3,133,106
	Trading Companies & Distributors — 0.7%
[f]	IAA, Inc. 5.50%, 6/15/2027	930,000	981,150
	LKQ Corp., 4.75%, 5/15/2023	8,045,000	8,145,562
[f]	Performance Food Group, Inc. 5.50%, 10/15/2027	1,428,000	1,502,970
			29,847,397
	Commercial & Professional Services — 1.1%
	Commercial Services & Supplies — 0.9%
[f,g]	Cimpress N.V., 7.00%, 6/15/2026	3,190,000	3,293,037
[f]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	4,420,000	4,432,376
[f]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	6,470,000	6,712,625
	Leisure Products — 0.2%
	Mattel, Inc., 2.35%, 8/15/2021	3,000,000	2,917,500
			17,355,538
	Consumer Durables & Apparel — 1.3%
	Household Durables — 0.7%
[f,g]	Panasonic Corp., 2.536%, 7/19/2022	3,500,000	3,521,202
	Tupperware Brands Corp. (Guaranty: Dart Industries, Inc.), 4.75%, 6/1/2021	7,187,000	7,347,719
	Leisure Products — 0.4%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	5,490,000	5,105,700
	Textiles, Apparel & Luxury Goods — 0.2%
	Under Armour, Inc., 3.25%, 6/15/2026	3,200,000	3,086,061
			19,060,682
	Consumer Services — 1.0%
	Hotels, Restaurants & Leisure — 0.6%
	Aramark Services, Inc., 4.75%, 6/1/2026	5,000,000	5,137,500
[f]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	3,780,000	3,761,100
	Transportation Infrastructure — 0.4%
[f,g]	Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/2024	5,135,000	5,162,752
	Mexico City Airport Trust,
[f,g]	3.875%, 4/30/2028	488,000	478,850
[f,g]	4.25%, 10/31/2026	419,000	421,619
			14,961,821
	Diversified Financials — 7.8%
	Capital Markets — 1.5%
	Ares Capital Corp., 4.20%, 6/10/2024	4,350,000	4,458,773
[f]	Ares Finance Co., LLC, 4.00%, 10/8/2024	4,160,000	4,095,861
[f]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	3,000,000	3,172,500
[g]	Genpact Luxembourg Sarl, 3.70%, 4/1/2022	6,000,000	6,090,920
[a,b,f]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	2,000,000	200,000
	Solar Capital Ltd., 4.50%, 1/20/2023	3,000,000	2,981,962
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	TPG Specialty Lending, Inc., 4.50%, 1/22/2023	$ 2,500,000	$ 2,567,353
	Consumer Finance — 1.0%
[d]	Citibank N.A., 2.531% (LIBOR 3 Month + 0.35%), 2/12/2021	3,000,000	3,003,260
[f]	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,725,000
[d]	Wells Fargo Bank N.A., 2.788% (LIBOR 3 Month + 0.51%), 10/22/2021	5,000,000	5,015,860
	Diversified Financial Services — 4.1%
[f]	Antares Holdings L.P., 6.00%, 8/15/2023	4,435,000	4,594,641
	Bank of America Corp. MTN, 4.20%, 8/26/2024	3,200,000	3,432,302
	Barclays plc,
[d,g]	3.548% (LIBOR 3 Month + 1.38%), 5/16/2024	2,500,000	2,487,392
[g,j]	4.61% (LIBOR 3 Month + 1.40%), 2/15/2023	2,000,000	2,076,895
[f,g]	BNP Paribas S.A., 3.375%, 1/9/2025	5,000,000	5,163,214
[j]	Citigroup, Inc., 3.352% (LIBOR 3 Month + 0.90%), 4/24/2025	2,000,000	2,072,220
[g]	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG), 3.80%, 9/15/2022 - 6/9/2023	2,850,000	2,965,456
	Deutsche Bank AG,
[d,g]	3.093% (LIBOR 3 Month + 0.82%), 1/22/2021	1,350,000	1,337,014
[d,g]	3.362% (LIBOR 3 Month + 1.23%), 2/27/2023	2,800,000	2,697,036
[g]	5.00%, 2/14/2022	3,500,000	3,626,970
[d]	Goldman Sachs Group, Inc., 3.377% (LIBOR 3 Month + 1.11%), 4/26/2022	4,000,000	4,034,340
	HSBC Holdings plc,
[g,j]	3.803% (LIBOR 3 Month + 1.21%), 3/11/2025	1,000,000	1,042,031
[g,j]	4.292% (LIBOR 3 Month + 1.35%), 9/12/2026	2,000,000	2,144,626
[g]	Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/2022	4,000,000	4,036,149
[g,j]	Mizuho Financial Group, Inc., 3.922% (LIBOR 3 Month + 1.00%), 9/11/2024	3,150,000	3,315,152
[d]	Morgan Stanley MTN, 3.678% (LIBOR 3 Month + 1.40%), 4/21/2021	3,000,000	3,044,860
[d]	Morgan Stanley, 3.208% (LIBOR 3 Month + 0.93%), 7/22/2022	3,000,000	3,022,827
	Royal Bank of Scotland Group plc,
[d,g]	3.628% (LIBOR 3 Month + 1.47%), 5/15/2023	1,398,000	1,399,266
[g]	6.125%, 12/15/2022	2,000,000	2,164,123
	Societe Generale S.A.,
[f,g]	3.875%, 3/28/2024	2,000,000	2,098,204
[f,g]	4.25%, 9/14/2023	3,000,000	3,183,060
[d,f,g]	UBS Group Funding Switzerland AG (Guaranty: UBS Group AG), 3.108% (LIBOR 3 Month + 0.95%), 8/15/2023	2,000,000	2,009,558
	Insurance — 0.9%
	AIG Global Funding,
[f]	2.30%, 7/1/2022	4,000,000	4,010,746
[d,f]	2.565% (LIBOR 3 Month + 0.48%), 7/2/2020	2,000,000	2,005,574
[a,f]	Citicorp Lease Pass-Through Trust 1999-1, 8.04%, 12/15/2019	185,942	188,081
[b,f,k]	Global Atlantic Fin Co., 4.40%, 10/15/2029	7,275,000	7,262,633
	Mortgage Real Estate Investment Trusts — 0.3%
	Senior Housing Properties Trust, 4.75%, 2/15/2028	4,000,000	4,020,381
			118,746,240
	Energy — 5.3%
	Energy Equipment & Services — 0.6%
	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.50%, 11/1/2021	4,145,000	4,238,262
[f]	Hanwha Energy USA Holdings Corp., 2.375%, 7/30/2022	2,500,000	2,503,354
	Odebrecht Offshore Drilling Finance Ltd.,
[f,g]	6.72%, 12/1/2022	500,348	489,096
[f,g,l]	7.72%, 12/1/2026 PIK	2,132,608	557,933
[e,f,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.) Zero Coupon , 12/31/2099	304,899	2,668
[c,f,g,m]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	10,684,600	744,930
	Oil, Gas & Consumable Fuels — 4.7%
	Boardwalk Pipelines L.P., 4.80%, 5/3/2029	3,920,000	4,163,139
[f]	Citgo Holding, Inc., 9.25%, 8/1/2024	3,695,000	3,925,937
[f]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15%, 8/15/2026	725,000	761,757
[d]	Energy Transfer Operating L.P., 5.271% (LIBOR 3 Month + 3.02%), 11/1/2066	1,200,000	900,120
	EQT Midstream Partners L.P., Series 5Y, 4.75%, 7/15/2023	3,475,000	3,485,721
[f]	Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,917,310
	Gulf South Pipeline Co. L.P., 4.00%, 6/15/2022	4,860,000	4,978,399
[f]	Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,000,000	5,411,908
[f,g]	Harvest Operations Corp. (Guaranty: Korea National Oil Corp.), 3.00%, 9/21/2022	4,000,000	4,073,960
12   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
[a,b,c,f,m]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	$ 1,062,182	$ 44,081
	Midwest Connector Capital Co., LLC,
[f]	3.625%, 4/1/2022	1,310,000	1,343,812
[f]	3.90%, 4/1/2024	3,315,000	3,491,690
	Murphy Oil USA, Inc. 4.75%, 9/15/2029	1,945,000	1,988,763
	Northern Border Pipeline Co., Series A, 7.50%, 9/15/2021	2,150,000	2,335,548
	Occidental Petroleum Corp.,
[d]	3.437% (LIBOR 3 Month + 1.25%), 8/13/2021	900,000	905,395
[d,i]	3.637% (LIBOR 3 Month + 1.45%), 8/15/2022	3,500,000	3,523,100
[f]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75%, 12/15/2025	1,500,000	1,488,750
[f,g]	Parkland Fuel Corp. 5.875%, 7/15/2027	1,945,000	2,040,908
[f,g]	Petroleos Mexicanos 6.49%, 1/23/2027	2,925,000	3,051,067
	Plains All American Pipeline L.P. / PAA Finance Corp. 3.55%, 12/15/2029	4,890,000	4,780,137
[c,m]	RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	2,500
[b,f,g,l]	Schahin II Finance Co. SPV Ltd., 8.00%, 5/25/2020 PIK	624,191	586,740
[f,g]	Sinopec Group Overseas Development Ltd., 4.125%, 9/12/2025	6,000,000	6,472,523
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	1,210,000	1,104,125
[e,j]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	3,550,000	2,556,000
	Tennessee Gas Pipeline Co., LLC, 7.00%, 3/15/2027	2,251,000	2,780,288
			79,649,921
	Food & Staples Retailing — 1.0%
	Food & Staples Retailing — 1.0%
[f,g]	Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022	4,000,000	4,026,771
[f]	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	3,935,000	3,979,269
	Ingles Markets, Inc., 5.75%, 6/15/2023	4,500,000	4,595,625
[f]	KeHE Distributors, LLC / KeHE Finance Corp. 8.625%, 10/15/2026	2,097,000	2,138,940
			14,740,605
	Food, Beverage & Tobacco — 1.8%
	Beverages — 0.4%
[f,g]	Central American Bottling Corp., 5.75%, 1/31/2027	2,980,000	3,158,830
[f,g]	Coca-Cola Icecek A/S, 4.215%, 9/19/2024	3,000,000	2,982,912
	Food Products — 0.7%
[f,g]	Barry Callebaut Services N.V., 5.50%, 6/15/2023	4,000,000	4,384,800
[d]	General Mills, Inc., 3.313% (LIBOR 3 Month + 1.01%), 10/17/2023	3,500,000	3,525,258
[f]	Lamb Weston Holdings, Inc., 4.625%, 11/1/2024	2,500,000	2,631,000
	Tobacco — 0.7%
	Altria Group, Inc., 4.40%, 2/14/2026	1,000,000	1,069,349
[d]	BAT Capital Corp., 2.765% (LIBOR 3 Month + 0.59%), 8/14/2020	2,500,000	2,504,792
[f,g]	Imperial Brands Finance plc, 3.50%, 7/26/2026	2,000,000	1,999,945
	Vector Group Ltd.,
[f]	6.125%, 2/1/2025	2,194,000	2,100,755
[f]	10.50%, 11/1/2026	3,000,000	3,060,000
			27,417,641
	Healthcare Equipment & Services — 1.7%
	Health Care Equipment & Supplies — 0.3%
[f]	Hologic, Inc. 4.625%, 2/1/2028	4,880,000	5,056,900
	Health Care Providers & Services — 1.4%
	Anthem, Inc., 2.50%, 11/21/2020	2,000,000	2,009,871
[f]	Centene Corp., 5.375%, 6/1/2026	2,000,000	2,092,500
[d]	CVS Health Corp., 2.732% (LIBOR 3 Month + 0.63%), 3/9/2020	200,000	200,395
	DaVita, Inc., 5.00%, 5/1/2025	7,415,000	7,385,859
[f]	Tenet Healthcare Corp., 6.25%, 2/1/2027	4,350,000	4,530,742
	WellCare Health Plans, Inc.,
	5.25%, 4/1/2025	3,000,000	3,123,750
[f]	5.375%, 8/15/2026	1,000,000	1,067,300
			25,467,317
	Household & Personal Products — 1.2%
	Household Products — 0.8%
	Central Garden & Pet Co., 5.125%, 2/1/2028	4,475,000	4,564,500
Annual Report  |  13

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
[f]	Energizer Gamma Acquisition B.V., 4.625%, 7/15/2026	$ 2,000,000	$ 2,300,885
[f]	Prestige Brands, Inc., 6.375%, 3/1/2024	3,880,000	4,035,200
[f]	Spectrum Brands, Inc. 5.00%, 10/1/2029	930,000	946,275
	Personal Products — 0.4%
	First Quality Finance Co., Inc.,
[f]	4.625%, 5/15/2021	3,030,000	3,030,000
[f]	5.00%, 7/1/2025	3,000,000	3,101,340
			17,978,200
	Insurance — 3.2%
	Insurance — 3.2%
[f,g]	DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,986,895
	Enstar Group Ltd.,
[g]	4.50%, 3/10/2022	2,000,000	2,074,317
[g]	4.95%, 6/1/2029	5,835,000	6,160,328
[g]	Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	3,000,000	3,245,339
[f,g]	Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,151,154
	Mercury General Corp., 4.40%, 3/15/2027	4,000,000	4,204,032
[d,f]	Metropolitan Life Global Funding, 2.39% (SOFR + 0.57%), 9/7/2020	1,940,000	1,945,212
[f]	Protective Life Corp., 3.40%, 1/15/2030	4,902,000	4,983,591
	Protective Life Global Funding,
[d,f]	2.624% (LIBOR 3 Month + 0.52%), 6/28/2021	3,000,000	3,012,851
[f]	3.104%, 4/15/2024	2,500,000	2,577,548
	Reliance Standard Life Global Funding II,
[f]	2.625%, 7/22/2022	2,425,000	2,445,259
[f]	3.85%, 9/19/2023	5,000,000	5,253,916
[f]	Sammons Financial Group, Inc., 4.45%, 5/12/2027	2,000,000	2,076,037
			48,116,479
	Materials — 3.9%
	Chemicals — 2.5%
	CF Industries, Inc. 7.125%, 5/1/2020	5,540,000	5,692,350
[d,f]	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., L.P. 3.003% (LIBOR 3 Month + 0.75%), 5/1/2020	4,000,000	4,009,313
	Consolidated Energy Finance S.A.,
[d,f,g]	5.869% (LIBOR 3 Month + 3.75%), 6/15/2022	2,500,000	2,494,178
[f,g]	6.875%, 6/15/2025	500,000	501,250
	DuPont de Nemours, Inc., 4.205%, 11/15/2023	1,738,000	1,862,467
[f,g]	Kissner Holdings L.P. / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022	4,170,000	4,347,225
[f,g]	NOVA Chemicals Corp., 4.875%, 6/1/2024	4,425,000	4,550,449
[f,g]	Nufarm Australia Ltd. / Nufarm Americas, Inc. 5.75%, 4/30/2026	3,885,000	3,836,438
[f,g]	OCP S.A., 5.625%, 4/25/2024	4,710,000	5,135,567
	Valvoline, Inc.,
	4.375%, 8/15/2025	2,920,000	2,971,100
	5.50%, 7/15/2024	1,945,000	2,022,800
	Containers & Packaging — 0.9%
	Ball Corp.,
	4.375%, 12/15/2020	2,000,000	2,041,020
	4.875%, 3/15/2026	1,500,000	1,629,375
[f]	Graphic Packaging International, LLC 4.75%, 7/15/2027	2,910,000	3,055,500
[f]	Matthews International Corp. 5.25%, 12/1/2025	3,363,000	3,186,442
[f]	Sealed Air Corp. 5.50%, 9/15/2025	4,000,000	4,310,000
	Paper & Forest Products — 0.5%
[f]	Neenah, Inc., 5.25%, 5/15/2021	7,575,000	7,575,000
			59,220,474
	Media & Entertainment — 2.7%
	Hotels, Restaurants & Leisure — 0.3%
	Speedway Motorsports, Inc. 5.125%, 2/1/2023	4,862,000	4,934,930
	Interactive Media & Services — 0.1%
[g]	Baidu, Inc., 3.875%, 9/29/2023	2,000,000	2,080,917
	Media — 2.3%
14   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.,
[f,k]	4.75%, 3/1/2030	$ 2,930,000	$ 2,974,565
[f]	5.375%, 6/1/2029	4,500,000	4,792,500
[f]	CSC Holdings LLC, 6.50%, 2/1/2029	1,000,000	1,111,475
	CSC Holdings, LLC,
[f]	5.375%, 2/1/2028	2,000,000	2,107,500
[f]	5.50%, 4/15/2027	1,825,000	1,929,737
	DISH DBS Corp., 5.125%, 5/1/2020	1,000,000	1,011,250
	Lamar Media Corp. 5.75%, 2/1/2026	1,940,000	2,051,065
[b,f,l]	Mood Media Borrower, LLC / Mood Media Co-Issuer, Inc., 2.085%, 12/31/2023 PIK	3,089,019	2,579,331
[f]	Salem Media Group, Inc., 6.75%, 6/1/2024	3,351,000	2,898,615
[f]	Sirius XM Radio, Inc., 3.875%, 8/1/2022	5,000,000	5,076,562
[f,g]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	4,000,000	4,190,000
	Warner Media, LLC 3.80%, 2/15/2027	3,190,000	3,310,833
			41,049,280
	Pharmaceuticals, Biotechnology & Life Sciences — 0.4%
	Pharmaceuticals — 0.4%
[a,b,c,m]	Atlas U.S. Royalty, LLC Participation Rights,, 3/15/2027	5,450,000	0
	Bayer US Finance II, LLC,
[d,f]	2.736% (LIBOR 3 Month + 0.63%), 6/25/2021	500,000	499,425
[f]	4.25%, 12/15/2025	2,500,000	2,670,889
	Takeda Pharmaceutical Co. Ltd.,
[f,g]	4.00%, 11/26/2021	1,500,000	1,552,631
[f,g]	4.40%, 11/26/2023	1,250,000	1,346,214
			6,069,159
	Real Estate — 1.3%
	Equity Real Estate Investment Trusts — 1.3%
	American Tower Corp., 3.375%, 5/15/2024	3,000,000	3,118,140
	CoreCivic, Inc.
	4.625%, 5/1/2023	1,735,000	1,681,024
	4.75%, 10/15/2027	4,917,000	4,320,814
	Crown Castle International Corp., 3.20%, 9/1/2024	2,000,000	2,054,377
	GEO Group, Inc., 6.00%, 4/15/2026	4,625,000	3,732,375
	Retail Opportunity Investments Partnership L.P. (Guaranty: Retail Opportunity Investments Corp.), 5.00%, 12/15/2023	1,500,000	1,582,719
	Service Properties Trust, 4.95%, 2/15/2027	2,850,000	2,887,530
			19,376,979
	Retailing — 0.7%
	Internet & Direct Marketing Retail — 0.1%
	Booking Holdings, Inc., 2.75%, 3/15/2023	2,000,000	2,047,406
	Multiline Retail — 0.3%
[d]	Dollar Tree, Inc., 3.003% (LIBOR 3 Month + 0.70%), 4/17/2020	4,596,000	4,596,826
	Specialty Retail — 0.3%
[f]	Michaels Stores, Inc. 8.00%, 7/15/2027	4,365,000	4,370,456
			11,014,688
	Semiconductors & Semiconductor Equipment — 1.0%
	Semiconductors & Semiconductor Equipment — 1.0%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.,
	2.375%, 1/15/2020	1,000,000	999,937
	3.625%, 1/15/2024	2,000,000	2,045,220
[f]	Broadcom, Inc. 3.625%, 10/15/2024	2,965,000	3,014,645
	Micron Technology, Inc., 4.185%, 2/15/2027	8,379,000	8,621,047
			14,680,849
	Software & Services — 2.3%
	Information Technology Services — 0.2%
[f]	Harland Clarke Holdings Corp., 8.375%, 8/15/2022	1,955,000	1,603,100
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC), 3.30%, 8/14/2020	1,975,000	1,993,908
	Interactive Media & Services — 0.1%
[g]	Baidu, Inc., 4.375%, 5/14/2024	1,424,000	1,517,384
Annual Report  |  15

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Software — 2.0%
	Autodesk, Inc., 3.125%, 6/15/2020	$ 2,350,000	$ 2,362,586
	CDK Global, Inc.,
	3.80%, 10/15/2019	4,315,000	4,315,000
[f]	5.25%, 5/15/2029	460,000	476,100
	5.875%, 6/15/2026	2,000,000	2,127,500
	Citrix Systems, Inc., 4.50%, 12/1/2027	3,000,000	3,243,200
[f]	Fair Isaac Corp. 5.25%, 5/15/2026	2,460,000	2,626,050
[f]	j2 Cloud Services, LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/2025	4,165,000	4,397,615
[f]	MSCI, Inc., 5.75%, 8/15/2025	4,635,000	4,860,956
[f,g]	Open Text Corp., 5.875%, 6/1/2026	3,320,000	3,544,764
	VMware, Inc., 2.30%, 8/21/2020	2,000,000	2,001,042
			35,069,205
	Technology Hardware & Equipment — 3.2%
	Communications Equipment — 1.5%
	Anixter, Inc. (Guaranty: Anixter International, Inc.), 5.125%, 10/1/2021	6,395,000	6,650,800
	Juniper Networks, Inc., 3.75%, 8/15/2029	3,940,000	3,955,679
	Motorola Solutions, Inc., 4.60%, 2/23/2028 - 5/23/2029	6,409,000	6,948,332
[g]	Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	5,456,000	5,618,861
	Electronic Equipment, Instruments & Components — 1.4%
[g]	Allegion plc, 3.50%, 10/1/2029	1,420,000	1,433,909
	Ingram Micro, Inc., 5.45%, 12/15/2024	1,951,000	2,021,151
	PerkinElmer, Inc., 3.30%, 9/15/2029	3,040,000	3,038,987
[f,g]	Sensata Technologies B.V. 4.875%, 10/15/2023	2,938,000	3,095,917
	Tech Data Corp., 4.95%, 2/15/2027	4,000,000	4,292,994
	Trimble, Inc., 4.75%, 12/1/2024	6,525,000	7,003,420
	Office Electronics — 0.3%
	CDW, LLC / CDW Finance Corp. 4.25%, 4/1/2028	930,000	948,693
	CDW, LLC / CDW Finance Corp., 5.00%, 9/1/2025	2,000,000	2,077,500
	Lexmark International, Inc., 7.125%, 3/15/2020	1,797,000	1,765,553
			48,851,796
	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 1.4%
[d]	AT&T, Inc., 3.312% (LIBOR 3 Month + 1.18%), 6/12/2024	3,750,000	3,818,625
[f,g]	Digicel Ltd., 6.00%, 4/15/2021	5,750,000	4,053,808
[f]	GTT Communications, Inc. 7.875%, 12/31/2024	3,860,000	2,161,600
	Qwest Corp., 6.75%, 12/1/2021	3,700,000	3,998,812
[f,g]	Videotron Ltd., 5.375%, 6/15/2024	6,000,000	6,558,900
	Wireless Telecommunication Services — 1.5%
	America Movil SAB de C.V., 6.45%, 12/5/2022	45,000,000	2,194,816
[f,g]	Digicel International Finance Ltd., 8.75%, 5/25/2024	500,000	475,000
[f,g]	MTN Mauritius Investment Ltd., 4.755%, 11/11/2024	4,125,000	4,175,325
[f,g]	SK Telecom Co. Ltd., 3.75%, 4/16/2023	3,000,000	3,129,827
	Sprint Communications, Inc., 9.25%, 4/15/2022	11,516,000	13,344,165
			43,910,878
	Transportation — 0.9%
	Airlines — 0.9%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95%, 7/15/2024	1,489,827	1,561,637
[f]	Series 2013-2 Class B, 5.60%, 1/15/2022	6,196,504	6,301,224
	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.798%, 10/1/2022	1,209,877	1,251,376
[f,g]	Guanay Finance Ltd., 6.00%, 12/15/2020	1,740,904	1,758,313
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25%, 10/22/2024	967,054	1,051,574
	Series 2012-1 Class A, 5.90%, 4/1/2026	1,239,174	1,379,449
	US Airways Pass Through Trust, (MBIA Insurance Corp), Series 2001-1G, 7.076%, 9/20/2022	351,219	368,112
			13,671,685
	Utilities — 3.4%
	Electric Utilities — 3.0%
16   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Avangrid, Inc.,
	3.15%, 12/1/2024	$ 3,000,000	$ 3,092,406
	3.80%, 6/1/2029	2,000,000	2,148,591
	CenterPoint Energy, Inc., 3.60%, 11/1/2021	3,000,000	3,079,728
[f]	Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,070,166
[f,g]	Electricite de France S.A., 4.60%, 1/27/2020	4,000,000	4,031,533
[f,g]	Enel Finance International N.V., 4.625%, 9/14/2025	5,500,000	6,007,239
	Entergy Texas, Inc., 3.45%, 12/1/2027	3,000,000	3,119,675
	Evergy, Inc., 2.45%, 9/15/2024	1,970,000	1,968,479
[f]	Jersey Central Power & Light Co., 4.30%, 1/15/2026	4,065,000	4,449,933
[f]	Metropolitan Edison Co. 4.30%, 1/15/2029	1,940,000	2,188,437
[f]	Midland Cogeneration Venture L.P., 6.00%, 3/15/2025	1,131,912	1,146,120
	PNM Resources, Inc., 3.25%, 3/9/2021	2,835,000	2,861,771
	Puget Energy, Inc.,
	5.625%, 7/15/2022	2,500,000	2,673,951
	6.50%, 12/15/2020	2,000,000	2,094,009
	SCANA Corp. MTN, 4.125%, 2/1/2022	528,000	544,986
	Southern Co., 3.25%, 7/1/2026	3,500,000	3,609,439
	Electronic Equipment, Instruments & Components — 0.2%
[f]	Sensata Technologies, Inc.,Co. 4.375%, 2/15/2030	3,900,000	3,895,125
	Gas Utilities — 0.2%
[f,g]	Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/2023	2,562,000	2,574,810
			51,556,398
	Total Corporate Bonds (Cost $813,561,695)		817,683,575
	Convertible Bonds — 1.2%
	Diversified Financials — 0.4%
	Consumer Finance — 0.4%
	EZCORP, Inc. 2.375%, 5/1/2025	7,263,000	5,756,291
			5,756,291
	Food, Beverage & Tobacco — 0.1%
	Tobacco — 0.1%
[h]	Vector Group Ltd., 1.75%, 4/15/2020	2,260,000	2,348,987
			2,348,987
	Media & Entertainment — 0.7%
	Media — 0.7%
[a]	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00%, 10/15/2029	18,000,000	10,350,000
			10,350,000
	Total Convertible Bonds (Cost $18,455,512)		18,455,278
	Municipal Bonds — 0.5%
	California Health Facilities Financing Authority, 7.875%, 2/1/2026	1,940,000	2,077,449
	City of Chicago IL GO, Series B, 7.045%, 1/1/2029	3,000,000	3,341,430
[a]	Oklahoma Development Finance Authority, 8.00%, 5/1/2020	140,000	141,677
	San Bernardino County Redevelopment Agency Successor Agency, Class A, 8.45%, 9/1/2030	1,000,000	1,044,040
	Total Municipal Bonds (Cost $6,051,870)		6,604,596
	U.S. Treasury Securities — 0.3%
	United States Treasury Notes, 2.50%, 5/31/2020	4,865,000	4,884,527
	Total U.S. Treasury Securities (Cost $4,867,355)		4,884,527
	Mortgage Backed — 8.8%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[f,h]	Series 2017-3 Class A1, 2.708%, 11/25/2047	643,669	635,745
[f,h]	Series 2018-1 Class A1, 3.258%, 4/27/2048	1,215,691	1,230,957
[f,h]	Series 2018-2 Class A1, 3.674%, 7/27/2048	1,910,140	1,947,460
Annual Report  |  17

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[f,h]	Series 2018-1 Class A1, 3.763%, 4/25/2048	$ 2,909,521	$ 2,960,439
[f,h]	Series 2019-1 Class A1, 3.805%, 1/25/2049	3,505,315	3,570,201
[f,h]	Series 2019-3 Class A1, 2.962%, 10/25/2048	6,687,403	6,653,686
[h]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 4.774%, 8/25/2033	57,725	55,617
[f]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50%, 3/25/2058	4,329,174	4,361,990
[f,h]	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.272%, 4/15/2044	6,200,000	6,477,088
[f,h]	CIM Trust, Whole Loan Securities Trust CMO, Series 18-INV1 Class A4, 4.00%, 8/25/2048	1,615,343	1,650,484
[h]	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2004-HYB2 Class B1, 4.917%, 3/25/2034	43,371	38,196
[f,h]	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2014-A Class A, 4.00%, 1/25/2035	1,179,510	1,206,847
[f,h]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50%, 10/25/2047	2,775,265	2,820,316
[h,n]	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO, Series KIR1 Class X, 1.213%, 3/25/2026	36,029,680	2,123,697
	Federal Home Loan Mtg Corp., Pool ZS7299, 3.00%, 10/1/2030	1,443,747	1,489,882
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[o]	Series 2017-4 Class HT, 3.00%, 6/25/2057	1,607,323	1,716,100
	Series 2018-3 Class HA, 3.00%, 8/25/2057	3,510,198	3,603,365
	Series 2019-1 Class MA, 3.50%, 7/25/2058	4,662,635	4,881,396
	Series 2019-2 Class MA, 3.50%, 8/25/2058	10,517,234	11,017,861
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	533,349	539,152
	Federal National Mtg Assoc. CMO REMIC, Series 1994-37 Class L, 6.50%, 3/25/2024	987	1,045
	Federal National Mtg Assoc.,
	Pool AL9445, 3.00%, 7/1/2031	4,058,189	4,187,868
	Pool AS9733, 4.00%, 6/1/2047	2,443,102	2,628,303
	Pool FM1126, 3.00%, 3/1/2033	3,309,676	3,406,129
[f,h]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00%, 3/25/2047	1,367,160	1,373,915
[d,f]	FREMF Mortgage Trust, Series 2016-KF24 Class B, 7.089% (LIBOR 1 Month + 5.00%), 10/25/2026	584,152	626,115
[f,h]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81%, 6/25/2049	3,826,528	3,843,338
[f,h]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-1 Class A43, 3.50%, 11/25/2057	1,308,651	1,320,867
[f,o]	GCAT 2019-NQM1 LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985%, 2/25/2059	6,097,772	6,165,394
[f,o]	GCAT Trust Whole Loan Securities Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855%, 9/25/2059	5,000,000	4,999,541
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[f,h]	Series 2018-1 Class A1, 3.766%, 6/25/2048	1,382,117	1,422,395
[f,h]	Series 2019-1 Class A1, 3.454%, 1/25/2059	5,472,948	5,550,183
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[f,h]	Series 2017-2 Class A6, 3.00%, 5/25/2047	2,089,768	2,102,796
[f,h]	Series 2017-6 Class A5, 3.50%, 12/25/2048	2,313,563	2,352,138
[f,h]	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO, Series 2018-MTG1 Class A3, 3.50%, 3/25/2048	2,326,911	2,365,263
[h]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.38%, 8/25/2034	121,442	107,687
[f,h]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75%, 4/25/2058	1,846,885	1,919,845
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[f,h]	Series 2017-3A Class A1, 4.00%, 4/25/2057	2,393,754	2,498,866
[f,h]	Series 2017-4A Class A1, 4.00%, 5/25/2057	2,263,052	2,376,575
[d,f]	Series 2017-5A Class A1, 3.518% (LIBOR 1 Month + 1.50%), 6/25/2057	1,560,702	1,585,355
[f,h]	Series 2018-NQM1 Class A1, 3.986%, 11/25/2048	3,105,667	3,214,013
[f,h]	Series 2018-RPL1 Class A1, 3.50%, 12/25/2057	2,463,410	2,567,621
[a,b,f]	Reilly 1997 A Mtg 1, 6.896%, 7/1/2020	46,280	46,280
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[f,h]	Series 2017-4 Class A4, 3.50%, 7/25/2047	1,324,075	1,347,091
[f,h]	Series 2017-5 Class A4, 3.50%, 8/25/2047	2,932,341	2,986,979
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[f,h]	Series 2017-2A Class A1, 2.485%, 7/25/2047	1,334,850	1,326,324
[f,h]	Series 2018-2 Class A1, 3.677%, 6/1/2058	2,464,919	2,524,455
[f,h]	Series 2018-3 Class A1, 4.108%, 10/25/2058	2,164,360	2,227,029
[f,o]	Series 2019-3 Class A1, 2.784%, 7/25/2059	6,325,884	6,339,768
	Total Mortgage Backed (Cost $130,919,887)		132,393,657
	Loan Participations — 3.2%
	Commercial & Professional Services — 0.8%
	Professional Services — 0.8%
[p]	Harland Clarke Holdings Corp., 6.854% (LIBOR 3 Month + 4.75%), 11/3/2023	3,451,975	2,683,910
[p]	Par Pacific Holdings, Inc., 9.10% (LIBOR 3 Month + 6.75%), 12/17/2025	1,755,000	1,750,612
[p]	R.R. Donnelley & Sons Company, 7.044% (LIBOR 3 Month + 5.00%), 1/15/2024	2,977,500	2,984,944
18   |  Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	RGIS Services, LLC,
[p]	9.756% (LIBOR 3 Month + 7.50%), 3/31/2023	$ 928,958	$ 797,353
[p]	9.544% (LIBOR 1 Month + 7.50%), 3/31/2023	2,136,603	1,833,911
[p]	9.624% (LIBOR 3 Month + 7.50%), 3/31/2023	1,058,548	908,583
[g,p]	Titan Acquisition Co.,Ltd. 6.354% (LIBOR 3 Month + 4.25%), 5/1/2026	1,426,425	1,430,348
			12,389,661
	Consumer Services — 0.4%
	Hotels, Restaurants & Leisure — 0.4%
[p]	Hanjin International Corp., 4.554% (LIBOR 1 Month + 2.50%), 10/18/2020	6,475,000	6,475,000
			6,475,000
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
[p]	Citgo Holding, Inc., 9.044% (LIBOR 1 Month + 7.00%), 7/24/2023	2,000,000	2,035,000
[b,l,p]	Malamute Energy, Inc., 2.104% (LIBOR 3 Month + 1.50% PIK), 11/22/2022	21,359	21,360
[k,p,q]	McDermott Technology Americas, Inc., 7.104% (LIBOR 3 Month + 5.00%), 5/9/2025	4,209,950	2,647,006
			4,703,366
	Materials — 0.2%
	Chemicals — 0.1%
[p]	US Salt LLC, 6.794% (LIBOR 1 Month + 4.75%), 1/16/2026	1,455,685	1,461,144
	Containers & Packaging — 0.1%
[p]	Crown Americas, LLC 4.057% (LIBOR 1 Month + 2.00%), 4/3/2025	804,946	807,392
[p]	Crown European Holdings S.A. 2.375% (EURIBOR 1 Month + 2.375%), 4/3/2025	987,562	1,084,973
			3,353,509
	Media & Entertainment — 0.2%
	Media — 0.2%
[p]	ABG Intermediate Holdings 2, LLC, 9.794% (LIBOR 1 Month + 7.75%), 9/29/2025	2,942,313	2,932,015
			2,932,015
	Retailing — 0.1%
	Specialty Retail — 0.1%
[p]	Office Depot, Inc., 7.307% (LIBOR 1 Month + 5.25%), 11/8/2022	850,216	855,530
			855,530
	Software & Services — 0.3%
	Information Technology Services — 0.1%
[p]	Cypress Intermediate Holdings III, Inc., 8.794% (LIBOR 1 Month + 6.75%), 4/27/2025	1,000,000	1,006,500
	Internet Software & Services — 0.2%
[p]	Dun & Bradstreet Corporation (The), 7.054% (LIBOR 1 Month + 5.00%), 2/6/2026	3,000,000	3,017,670
			4,024,170
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
[p]	Colorado Buyer, Inc., 9.30% (LIBOR 1 Month + 7.25%), 5/1/2025	3,000,000	2,442,510
[g,p]	Intelsat Jackson Holdings S.A., 6.554% (LIBOR 1 Month + 4.50%), 1/2/2024	6,845,000	6,919,131
			9,361,641
	Utilities — 0.3%
	Electric Utilities — 0.3%
[p]	Pacific Gas & Electric Co., 4.32% (LIBOR 1 Month + 2.25%), 12/31/2020	4,500,000	4,522,500
			4,522,500
	Total Loan Participations (Cost $51,170,383)		48,617,392
	Short-Term Investments — 13.4%
[r]	Thornburg Capital Management Fund	20,254,277	202,542,770
	Total Short-Term Investments (Cost $202,542,770)		202,542,770
	Total Investments — 99.7% (Cost $1,500,640,553)		$1,506,324,165
Annual Report  |  19

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
	SHARES/ PRINCIPAL AMOUNT	VALUE
Other Assets Less Liabilities — 0.3%		4,894,984
Net Assets — 100.0%		$1,511,219,149

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	2,977,100	1/22/2020	3,273,105	$ 117,455	$ —

Net unrealized appreciation (depreciation)						$ 117,455

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Illiquid security.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $764,029,894, representing 50.56% of the Fund’s net assets.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Variable rate coupon, rate shown as of September 30, 2019.
i	Segregated as collateral for a when-issued security.
j	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
k	When-issued security.
l	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2019.
m	Bond in default.
n	Interest Only.
o	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2019.
p	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2019.
q	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
r	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rates
FCB	Farm Credit Bank
GO	General Obligation
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
VA	Veterans Affairs
See notes to financial statements.
20   |  Annual Report

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Annual Report  |  21

Statement of Assets and Liabilities
Thornburg Strategic Income Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,298,097,783)	$ 1,303,781,395
Non-controlled affiliated issuer (cost $202,542,770)	202,542,770
Cash	322,288
Receivable for investments sold	1,363,469
Receivable for fund shares sold	6,083,079
Unrealized appreciation on forward currency contracts (Note 7)	117,455
Dividends receivable	475,179
Dividend and interest reclaim receivable	533
Interest receivable	11,472,473
Prepaid expenses and other assets	119,073
Total Assets	1,526,277,714
Liabilities
Payable for investments purchased	11,554,633
Payable for fund shares redeemed	1,845,011
Payable to investment advisor and other affiliates (Note 4)	689,557
Accounts payable and accrued expenses	353,739
Dividends payable	623,125
Total Liabilities	15,066,065
Commitments and contingencies (Note 2)
Unrealized appreciation on unfunded commmitments	7,500
Net Assets	$ 1,511,219,149
NET ASSETS CONSIST OF
Accumulated loss	$ (17,661,544)
Net capital paid in on shares of beneficial interest	1,528,880,693
$ 1,511,219,149
22   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($215,440,945 applicable to 18,071,764 shares of beneficial interest outstanding - Note 5)	$ 11.92
Maximum sales charge, 4.50% of offering price	0.56
Maximum offering price per share	$ 12.48
Class C Shares:
Net asset value and offering price per share* ($118,981,838 applicable to 9,998,130 shares of beneficial interest outstanding - Note 5)	$ 11.90
Class I Shares:
Net asset value, offering and redemption price per share ($1,141,046,454 applicable to 95,981,538 shares of beneficial interest outstanding - Note 5)	$ 11.89
Class R3 Shares:
Net asset value, offering and redemption price per share ($1,661,002 applicable to 139,495 shares of beneficial interest outstanding - Note 5)	$ 11.91
Class R4 Shares:
Net asset value, offering and redemption price per share ($1,279,028 applicable to 107,483 shares of beneficial interest outstanding - Note 5)	$ 11.90
Class R5 Shares:
Net asset value, offering and redemption price per share ($11,179,679 applicable to 939,938 shares of beneficial interest outstanding - Note 5)	$ 11.89
Class R6 Shares:
Net asset value, offering and redemption price per share ($21,630,203 applicable to 1,813,824 shares of beneficial interest outstanding - Note 5)	$ 11.93

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  23

Statement of Operations
Thornburg Strategic Income Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 1,110,292
Non-controlled affiliated issuer	4,128,560
Interest income (net of premium amortized of $1,553,241)	53,186,068
Total Income	58,424,920
EXPENSES
Investment advisory fees (Note 4)	8,953,890
Administration fees (Note 4)
Class A Shares	174,929
Class C Shares	118,569
Class I Shares	821,647
Class R3 Shares	1,605
Class R4 Shares	1,305
Class R5 Shares	7,208
Class R6 Shares	10,084
Distribution and service fees (Note 4)
Class A Shares	497,610
Class C Shares	1,350,293
Class R3 Shares	9,131
Class R4 Shares	3,731
Transfer agent fees
Class A Shares	160,894
Class C Shares	122,052
Class I Shares	842,311
Class R3 Shares	10,246
Class R4 Shares	9,075
Class R5 Shares	16,284
Class R6 Shares	5,251
Registration and filing fees
Class A Shares	15,726
Class C Shares	13,954
Class I Shares	67,452
Class R3 Shares	12,928
Class R4 Shares	12,531
Class R5 Shares	13,101
Class R6 Shares	12,578
Custodian fees	160,349
Professional fees	103,849
Trustee and officer fees (Note 4)	68,819
Other expenses	129,639
Total Expenses	13,727,041
Less:
Expenses reimbursed by investment advisor (Note 4)	(1,222,295)
Investment advisory fees waived by investment advisor (Note 4)	(2,174,863)
Net Expenses	10,329,883
Net Investment Income	$ 48,095,037
24   |  Annual Report

Statement of Operations, Continued
Thornburg Strategic Income Fund  |  Year Ended September 30, 2019
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 5,010,070
Forward currency contracts (Note 7)	209,286
Foreign currency transactions	(9,711)
5,209,645
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	25,772,417
Forward currency contracts (Note 7)	98,757
Foreign currency translations	(5,024)
25,866,150
Net Realized and Unrealized Gain	31,075,795
Net Increase in Net Assets Resulting from Operations	$ 79,170,832
See notes to financial statements.
Annual Report  |  25

Statements of Changes in Net Assets
Thornburg Strategic Income Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 48,095,037	$ 38,820,653
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	5,209,645	4,472,928
Net change in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	25,866,150	(27,376,113)
Net Increase in Net Assets Resulting from Operations	79,170,832	15,917,468
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(6,894,360)	(6,046,721)
Class C Shares	(3,682,212)	(3,851,817)
Class I Shares	(36,220,081)	(22,085,177)
Class R3 Shares	(59,577)	(63,112)
Class R4 Shares	(47,973)	(68,696)
Class R5 Shares	(316,965)	(233,736)
Class R6 Shares	(448,157)	(174,873)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	12,482,392	(31,322,121)
Class C Shares	(34,400,304)	(51,986,964)
Class I Shares	355,456,316	151,633,298
Class R3 Shares	(347,860)	(661,921)
Class R4 Shares	(926,459)	(548,403)
Class R5 Shares	3,578,573	1,226,187
Class R6 Shares	11,717,095	9,728,794
Net Increase in Net Assets	379,061,260	61,462,206
NET ASSETS
Beginning of Year	1,132,157,889	1,070,695,683
End of Year	$ 1,511,219,149	$ 1,132,157,889
See notes to financial statements.
26   |  Annual Report

Notes to Financial Statements
Thornburg Strategic Income Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at September 30, 2019, $21,360 of the $43,064 par commitment had been funded. The maturity date is December 31, 2019. The Fund has also entered into a loan commitment with Pacific Gas & Electric Co., of which at September 30, 2019, $0 of the $1,500,000 par commitment had been funded. The maturity date is December 31, 2019.
Annual Report  |  27

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,500,555,355
Gross unrealized appreciation on a tax basis	33,797,893
Gross unrealized depreciation on a tax basis	(27,911,628)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 5,886,265
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from outstanding contingent payment debt instrument (“CPDI”) tax basis adjustments, dividend payable, marked-to-market of foreign currency contracts, and outstanding tax basis adjustments for publicly traded partnerships ("PTP").
28   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
At September 30, 2019, the Fund had deferred tax basis late-year ordinary losses occurring subsequent to October 31, 2018 through September 30, 2019 of $1,413,244. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $21,517,681 (of which $0 are short-term and $21,517,681 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
During the year ended September 30, 2019, the Fund utilized $6,926,985 of capital loss carryforwards generated after September 30, 2011.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 47,669,325	$ 32,524,132
Total	$ 47,669,325	$ 32,524,132
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the
Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might
30   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
	Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 8,893	$ —	$ —	$ 8,893
Preferred Stock(a)	16,169,360	12,591,240	3,578,120	—
Asset Backed Securities	258,964,117	—	254,179,466	4,784,651
Corporate Bonds	817,683,575	—	807,010,790	10,672,785
Convertible Bonds	18,455,278	—	18,455,278	—
Municipal Bonds	6,604,596	—	6,604,596	—
U.S. Treasury Securities	4,884,527	4,884,527	—	—
Mortgage Backed	132,393,657	—	132,347,377	46,280
Loan Participations	48,617,392	—	48,596,032	21,360
Short-Term Investments	202,542,770	202,542,770	—	—
Total Investments in Securities	$ 1,506,324,165	$ 220,018,537	$ 1,270,771,659	$ 15,533,969(b)
Other Financial Instruments
Forward Currency Contracts	$ 117,455	$ —	$ 117,455	$ —
Total Assets	$ 1,506,441,620	$ 220,018,537	$ 1,270,889,114	$15,533,969

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At September 30, 2019, industry classifications for Common Stock and Preferred Stock in level 2 and Level 3 consist of $8,893 in Energy, $1,111,250 in Miscellaneous, and $2,466,870 Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2019.

	FAIR VALUE AT September 30, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 8,893	Discount to valuation	Discount for lack of marketability	$10.50/(N/A) (a)
Asset-Backed Securities	4,784,651	Discounted cash flows	Yield (Discount Rate of Cash Flows)	4.50%-6.40%/(6.11%)
Corporate Bonds	200,000	Discount to valuation	Expected Recovery	$10.00/(N/A)
	44,081	Discount to valuation	Discount for lack of marketability	$4.15/(N/A) (a)
	586,740	Discounted cash flows	Yield (Discount Rate of Cash Flows)	19.50%/(N/A)
	2,579,331	Discounted cash flows	Yield (Discount Rate of Cash Flows)	17.40%/(N/A)
	7,262,633	Recent trade	Trade price	$99.83/(N/A)
Loan Participations	21,360	Discount to valuation	Discount for lack of marketability	$100.00/(N/A) (a)
Mortgage Backed	46,280	Unadjusted Broker Quote	Unadjusted Broker Quote	$100.00/(N/A)
Total	$15,533,969
(a) Represents price used after factoring in market impact including discounts, as applicable.
Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2019 is as follows:
	COMMON STOCK	MORTGAGE BACKED	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL (e)
Beginning Balance 9/30/2018	$ 8,893	$ 104,670	$ 4,543,975	$ 44,081	$ 248,379	$ 4,949,998
Accrued Discounts (Premiums)	–	(379)	1,978	27,760	–	29,359
Net Realized Gain (Loss)(a)	–	(366)	17,324	–	(438,169)	(421,211)
Gross Purchases	–	–	–	10,845,549	6,660	10,852,209
Gross Sales	–	(58,390)	(1,729,430)	–	–	(1,787,820)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	745	43,983	(1,244,605)	204,490	(995,387)
Transfers into Level 3(d)	–	–	3,894,800	1,000,000	–	4,894,800
Transfers out of Level 3(d)	–	–	(1,987,979)	–	–	(1,987,979)
Ending Balance 9/30/2019	$ 8,893	$ 46,280	$ 4,784,651	$ 10,672,785	$ 21,360	$ 15,533,969

(a)	Amount of net realized gain (loss) from investments is included in the Fund’s Statement of Operations for the year ended September 30, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments is included in the Fund’s Statement of Operations for the year ended September 30, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2019, which were valued using significant unobservable inputs, was $(1,199,875). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s Statement of Operations for the year ended September 30, 2019.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the period ended September 30, 2019. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.03% of total net assets at the period ended September 30, 2019. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500
The Fund’s effective management fee for the year ended September 30, 2019 was 0.693% of the Fund’s average daily net assets (before applicable management fee waiver of $2,174,863). Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
32   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $30,923 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,033 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 1.05%; Class C shares, 1.80%; Class l shares, 0.60%; Class R3 shares, 1.25%; Class R4 shares, 1.25%; Class R5 shares, 0.60%; Class R6 shares, 0.53%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor voluntarily waived Fund level investment advisory fees of $2,174,863. The Advisor contractually reimbursed certain class specific expenses and distribution fees of $1,117,658 for Class I shares, $21,343 for Class R3 shares, $16,356 for Class R4 shares, $34,628 for Class R5 shares, and $32,310 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.04%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$139,164,733	$509,697,899	$(446,319,862)	$-	$-	$202,542,770	$4,128,560
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
Annual Report  |  33

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	4,602,506	$ 54,164,265	3,743,553	$ 43,800,920
Shares issued to shareholders in reinvestment of dividends	545,564	6,404,897	476,454	5,580,759
Shares repurchased	(4,105,748)	(48,086,770)	(6,889,844)	(80,703,800)
Net increase (decrease)	1,042,322	$ 12,482,392	(2,669,837)	$ (31,322,121)
Class C Shares
Shares sold	1,497,612	$ 17,532,219	1,374,316	$ 16,093,680
Shares issued to shareholders in reinvestment of dividends	284,168	3,326,973	298,369	3,489,800
Shares repurchased	(4,716,285)	(55,259,496)	(6,126,306)	(71,570,444)
Net decrease	(2,934,505)	$ (34,400,304)	(4,453,621)	$ (51,986,964)
Class I Shares
Shares sold	50,512,264	$ 590,315,060	28,836,011	$ 336,883,252
Shares issued to shareholders in reinvestment of dividends	2,632,522	30,881,194	1,562,832	18,254,037
Shares repurchased	(22,772,557)	(265,739,938)	(17,411,738)	(203,503,991)
Net increase	30,372,229	$ 355,456,316	12,987,105	$ 151,633,298
Class R3 Shares
Shares sold	25,351	$ 297,418	77,122	$ 906,267
Shares issued to shareholders in reinvestment of dividends	2,366	27,737	2,313	27,086
Shares repurchased	(57,329)	(673,015)	(135,984)	(1,595,274)
Net decrease	(29,612)	$ (347,860)	(56,549)	$ (661,921)
Class R4 Shares
Shares sold	55,791	$ 650,716	40,422	$ 475,669
Shares issued to shareholders in reinvestment of dividends	3,645	42,591	4,590	53,698
Shares repurchased	(139,493)	(1,619,766)	(92,068)	(1,077,770)
Net decrease	(80,057)	$ (926,459)	(47,056)	$ (548,403)
Class R5 Shares
Shares sold	629,213	$ 7,426,138	413,985	$ 4,848,911
Shares issued to shareholders in reinvestment of dividends	24,925	292,321	18,076	211,166
Shares repurchased	(351,588)	(4,139,886)	(327,434)	(3,833,890)
Net increase	302,550	$ 3,578,573	104,627	$ 1,226,187
Class R6 Shares
Shares sold	1,076,161	$ 12,806,841	859,057	$ 10,062,046
Shares issued to shareholders in reinvestment of dividends	19,711	231,827	7,722	90,009
Shares repurchased	(112,525)	(1,321,573)	(36,324)	(423,261)
Net increase	983,347	$ 11,717,095	830,455	$ 9,728,794
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $745,238,702 and $355,010,405, respectively.
34  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2019 was $3,299,998.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2019 is disclosed in the following table:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Assets - Unrealized appreciation on forward currency contracts	$ 117,455
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2019 is $117,455, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
Annual Report  |  35

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  September 30, 2019
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 209,286	$ 209,286
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 98,757	$ 98,757
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment risk, credit risk, high yield risk, market and economic risk, risk affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, developing country risk, structured products risk, derivatives risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
36  |  Annual Report

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Annual Report  |  37

Financial Highlights
Thornburg Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	(0.41)	$ 11.92
2018	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	(0.33)	$ 11.65
2017	$ 11.56	0.42	0.20	0.62	(0.36)	—	(0.36)	$ 11.82
2016	$ 11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$ 11.56
2015	$ 12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$ 11.22
CLASS C SHARES
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	(0.32)	$ 11.90
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	(0.25)	$ 11.63
2017	$ 11.55	0.35	0.19	0.54	(0.28)	—	(0.28)	$ 11.81
2016	$ 11.20	0.40	0.28	0.68	(0.30)	(0.03)	(0.33)	$ 11.55
2015	$ 12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$ 11.20
CLASS I SHARES
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	(0.40)	$ 11.80
2016	$ 11.19	0.50	0.28	0.78	(0.40)	(0.03)	(0.43)	$ 11.54
2015	$ 12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$ 11.19
CLASS R3 SHARES
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	(0.38)	$ 11.91
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	(0.31)	$ 11.64
2017	$ 11.55	0.42	0.20	0.62	(0.35)	—	(0.35)	$ 11.82
2016	$ 11.21	0.46	0.27	0.73	(0.36)	(0.03)	(0.39)	$ 11.55
2015	$ 12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$ 11.21
CLASS R4 SHARES
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	(0.38)	$ 11.90
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	(0.32)	$ 11.63
2017	$ 11.56	0.41	0.20	0.61	(0.35)	—	(0.35)	$ 11.82
2016	$ 11.21	0.46	0.28	0.74	(0.36)	(0.03)	(0.39)	$ 11.56
2015	$ 12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$ 11.21
CLASS R5 SHARES
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	(0.40)	$ 11.80
2016	$ 11.19	0.49	0.28	0.77	(0.39)	(0.03)	(0.42)	$ 11.54
2015	$ 12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$ 11.19
CLASS R6 SHARES
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	(0.46)	$ 11.93
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	(0.39)	$ 11.65
2017 (c)	$ 11.63	0.33	0.13	0.46	(0.24)	—	(0.24)	$ 11.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Net Assets at End of Period was less than $1,000.
+	Based on weighted average shares outstanding.
See notes to financial statements.
38  |  Annual Report

Financial Highlights, Continued
Thornburg Strategic Income Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

3.55	0.99	1.16	5.92	31.55	$ 215,441
3.41	1.09	1.21	1.39	29.90	$ 198,320
3.61	1.17	1.25	5.41	44.74	$ 232,938
4.12	1.24	1.24	6.70	29.48	$ 283,398
4.04	1.23	1.23	(2.97)	38.40	$ 338,387

2.80	1.75	1.92	5.15	31.55	$ 118,982
2.70	1.80	1.96	0.59	29.90	$ 150,364
2.98	1.80	1.99	4.76	44.74	$ 205,253
3.56	1.80	1.99	6.20	29.48	$ 272,691
3.47	1.80	1.97	(3.61)	38.40	$ 306,085

3.89	0.63	0.91	6.35	31.55	$ 1,141,046
3.81	0.69	0.91	1.71	29.90	$ 762,239
4.02	0.75	0.92	5.85	44.74	$ 620,780
4.45	0.91	0.91	7.15	29.48	$ 480,143
4.38	0.89	0.89	(2.73)	38.40	$ 531,849

3.30	1.25	2.59	5.71	31.55	$ 1,661
3.24	1.25	2.46	1.16	29.90	$ 1,968
3.65	1.12	2.58	5.49	44.74	$ 2,667
4.07	1.25	3.09	6.69	29.48	$ 2,819
3.98	1.25	2.70	(3.07)	38.40	$ 1,430

3.28	1.25	2.51	5.71	31.55	$ 1,279
3.25	1.25	2.14	1.08	29.90	$ 2,182
3.52	1.25	2.30	5.35	44.74	$ 2,772
4.10	1.25	2.50	6.79	29.48	$ 3,218
4.15	1.25	2.64	(3.07)	38.40	$ 2,106

3.94	0.59	1.18	6.35	31.55	$ 11,180
3.82	0.69	1.20	1.71	29.90	$ 7,406
4.03	0.74	1.36	5.84	44.74	$ 6,286
4.34	0.99	1.37	7.07	29.48	$ 7,191
4.33	0.99	1.55	(2.75)	38.40	$ 6,399

3.98	0.53	0.98	6.40	31.55	$ 21,630
3.91	0.65	1.13	1.66	29.90	$ 9,679
5.83 (d)	0.00 (d)	200.66 (d)(e)	3.99	44.74	$ — (f)
Annual Report  |  39

Report of Independent Registered Public Accounting Firm
Thornburg Strategic Income Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Strategic Income Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
40   |  Annual Report

Expense Example
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,032.25	$4.69
Hypothetical*	$1,000.00	$1,020.46	$4.66
CLASS C SHARES
Actual	$1,000.00	$1,028.44	$8.64
Hypothetical*	$1,000.00	$1,016.55	$8.59
CLASS I SHARES
Actual	$1,000.00	$1,034.39	$3.06
Hypothetical*	$1,000.00	$1,022.06	$3.04
CLASS R3 SHARES
Actual	$1,000.00	$1,030.24	$6.36
Hypothetical*	$1,000.00	$1,018.80	$6.33
CLASS R4 SHARES
Actual	$1,000.00	$1,030.26	$6.36
Hypothetical*	$1,000.00	$1,018.80	$6.33
CLASS R5 SHARES
Actual	$1,000.00	$1,033.51	$2.70
Hypothetical*	$1,000.00	$1,022.41	$2.69
CLASS R6 SHARES
Actual	$1,000.00	$1,033.77	$2.35
Hypothetical*	$1,000.00	$1,022.76	$2.33

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.70%; I: 0.60%; R3: 1.25%; R4: 1.25%; R5: 0.53%; R6: 0.46%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  41

Trustees and Officers
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
42   |  Annual Report

Trustees and Officers, Continued
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  43

Trustees and Officers, Continued
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
44   |  Annual Report

Other Information
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Thornburg Strategic Income Fund of $47,669,325 are being reported as ordinary investment income for federal income tax purposes.
For the tax year ended September 30, 2019, the Thornburg Strategic Income Fund is reporting 1.50% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 1.49% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  45

Other Information, Continued
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index, to a blended performance benchmark, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms, to a broad-based securities index, and to a blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to one of its benchmarks and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (8) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders, and noted in that regard that the Fund’s relative investment performance may be affected to some extent in periods when the Advisor pursues defensive measures in line with the Fund’s stated objectives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
46   |  Annual Report

Other Information, Continued
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median level and comparable to the average level charged to funds in the applicable Morningstar category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the median level for the two peer groups but comparable to other funds in the peer group, and that the total expense levels of two representative share classes were higher than the medians of the respective peer group but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses,
Annual Report  |  47

Other Information, Continued
Thornburg Strategic Income Fund  |  September 30, 2019 (Unaudited)
the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
48   |  Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  49

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
50   |  Annual Report

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Annual Report  |  51

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1784

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Value Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
October 14, 2019
Dear Fellow Shareholder:
For the fiscal year ended September 30, 2019, Thornburg Value Fund trailed its benchmark with the Fund returning negative 0.07% (Class I shares) vs. the S&P 500 Index return of 4.25%. Relative underperformance was driven by sector allocation and stock selection.
Our stock selection was best within financials, with a diverse group of businesses within the sector adding to performance. Additionally, our positions in the materials sector proved successful. Lastly, consumer staples was a positive contributor to the portfolio as we benefited from investments in food-related investments.
Our underweight to information technology (IT) was the most meaningful detractor from an allocation perspective. Additionally, stock selection also hurt us in IT. Communications services was also challenging from a stock selection standpoint, with disappointing results coming from a video gaming business, in particular.
Additionally, energy was a challenging sector for the portfolio from both an allocation and selection standpoint. A few individual positions had an outsized effect on performance, but, in some cases, we feel the market has yet to appreciate the promise contained in what continue to be good businesses.
Top 5 Contributors:
U.S. Foods Holding Corp: U.S. Foods continues to gain share within its key Independent Restaurant channel, where margins are much higher. As they’ve proven out this operational momentum over time, the stock has closed some of the valuation gap with its closest peers.
Starbucks Corp: Starbucks continues to post impressive results, with same-store sales up 6% globally in the most recent quarter. U.S. sales were up a very strong +7%, a return to previous highs, with improvements in both store traffic and sales per order. Investors continue to gain confidence that the company is past the operational issues that caused the slowdown last year. The growth story in China also continues to look good, with sales back up to +6% compared to flat growth earlier in the year.
Thermo Fisher Scientific, Inc: Thermo Fisher Scientific’s fundamentals remain strong as demand from biopharma research continues. The company has been executing on its plan—organic revenue growth, margin improvement and smart capital allocation.
Oaktree Capital Group LLC: Oaktree outperformed the market during the annual period as Brookfield Asset Management acquired the company at a premium. When the deal closed, we received a mix of cash and Brookfield stock.
Comcast Corp: Comcast owns an irreplaceable position in the delivery of internet service via cable and fiber across their markets, which, in our opinion, is the key driver for their overall business. They continue to invest in their footprint to get their network closer to homes, thus expanding their moat/competitive advantage.
Bottom 5 Detractors:
Alkermes plc: Alkermes shares have slumped despite a few positive catalysts (Vivitrol IP challenge resolution and good Phase III data on pipeline candidates). Investors seem broadly skeptical of the market opportunity for approved drugs, Vivitrol and Aristada, as well as for pipeline products Vumerity, ALKS 3831 and ALKS 4230. We remain bullish on the prospects for each and expect better revenue and earnings results than consensus over the next few years.
Devon Energy Corp: The U.S. exploration and production (E&P) sector moved further out of favor during the quarter on heightened political risk and lower commodity prices. As a result, Devon declined with its peers despite continued progress in reshaping its portfolio and strong operational results reported throughout the year.
McDermott International, Inc: Accelerating cost overruns on the company’s large liquified natural gas (LNG) projects overshadowed positive momentum on new business generation and created potential future liquidity issues that impacted shares of this contractor.
Gilead Sciences, Inc: While fundamentals at Gilead continue to develop well, shares have traded weaker on concerns about potential government action that could impact drug pricing. While we view this as a risk, we believe it’s harder to accomplish meaningful reform than generally appreciated, and the shares seem to have already discounted much of this risk.
Activision Blizzard, Inc: Activision is a leading publisher and developer of video games. Shares were pressured in the early part of the fiscal year as the industry faced a rapidly changing landscape. While Activision was late to respond to these dynamics, they have since restructured the company to focus resources on their strongest franchises. We believe this strategy will bear fruit over the long term and remain holders.
Looking forward, we are focused on navigating an uncertain landscape through our time-tested, fundamental, bottom-up investment process and three-basket portfolio construction framework. Our goal is to deliver compelling investment returns over the course of a cycle, while managing the volatility and investor experience along the way. In particular, we are heartened by the fact that valuations across our portfolio as a whole are substantially lower than that of the index, yet our stocks’ estimated earnings growth rates are nearly identical to the index. While short-term underperformance is disappointing to us, we remain committed to our process and believe that we remain on track towards delivering our long-term goals.
We value your partnership, and thank you for investing alongside us in Thornburg Value Fund.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Value Fund  |  September 30, 2019 (Unaudited)

Connor Browne, cfa Portfolio Manager Managing Director	Robert MacDonald, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 10/2/95)
Without sales charge	-0.42%	10.30%	8.65%	9.52%	9.63%
With sales charge	-4.89%	8.62%	7.66%	9.02%	9.43%
Class C Shares (Incep: 10/2/95)
Without sales charge	-1.26%	9.42%	7.81%	8.68%	8.79%
With sales charge	-2.24%	9.42%	7.81%	8.68%	8.79%
Class I Shares (Incep: 11/2/98)	-0.07%	10.70%	9.06%	9.94%	7.71%
Class R3 Shares (Incep: 7/1/03)	-0.43%	10.30%	8.67%	9.52%	7.87%
Class R4 Shares (Incep: 2/1/07)	-0.33%	10.41%	8.78%	9.63%	5.88%
Class R5 Shares (Incep: 2/1/05)	-0.07%	10.70%	9.06%	9.92%	7.90%
S&P 500 Index (Since 10/2/95)	4.25%	13.39%	10.84%	13.24%	9.10%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.33%; C shares, 2.11%; I shares, 1.06%; R3 shares, 1.78%; R4 shares, 1.77%; R5 shares, 1.38%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Free-Cash-Flow Yield – An overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

6  |  Annual Report

Fund Summary
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
US Foods Holding Corp.	5.2%
Thermo Fisher Scientific, Inc.	5.1%
JPMorgan Chase & Co.	4.9%
Alphabet, Inc. Class C	4.7%
Crown Holdings, Inc.	4.5%
Gilead Sciences, Inc.	3.9%
Comcast Corp. Class A	3.7%
Medtronic plc	3.5%
Enterprise Products Partners L.P.	3.5%
Assured Guaranty Ltd.	3.4%
SECTOR EXPOSURE
Financials	20.5%
Communication Services	17.0%
Health Care	13.5%
Consumer Discretionary	10.3%
Information Technology	8.6%
Consumer Staples	8.1%
Materials	6.9%
Energy	6.7%
Industrials	2.7%
Utilities	1.5%
Other Assets Less Liabilities	4.2%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	14.6%
Pharmaceuticals, Biotechnology & Life Sciences	10.0%
Diversified Financials	9.4%
Banks	7.7%
Technology Hardware & Equipment	7.6%
Materials	6.9%
Energy	6.7%
Food & Staples Retailing	5.2%
Retailing	4.7%
Consumer Services	3.6%

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Value Fund  |  September 30, 2019
		SHARES	VALUE
	Common Stock — 95.8%
	Banks — 7.7%
	Banks — 7.7%
	Citigroup, Inc.	347,156	$ 23,981,536
	JPMorgan Chase & Co.	367,211	43,217,063
			67,198,599
	Capital Goods — 1.2%
	Machinery — 1.2%
	ITT, Inc.	163,890	10,028,429
			10,028,429
	Consumer Durables & Apparel — 2.0%
	Household Durables — 1.0%
[a]	Mohawk Industries, Inc.	68,996	8,560,334
	Textiles, Apparel & Luxury Goods — 1.0%
[a]	Capri Holdings Ltd.	262,100	8,691,236
			17,251,570
	Consumer Services — 3.6%
	Hotels, Restaurants & Leisure — 3.6%
	Domino’s Pizza Group plc	1,964,284	6,156,305
	Starbucks Corp.	156,038	13,796,880
	Wyndham Hotels & Resorts, Inc.	221,900	11,481,106
			31,434,291
	Diversified Financials — 9.4%
	Capital Markets — 3.2%
	Apollo Global Management, Inc. Class A	255,343	9,657,072
	Brookfield Asset Management, Inc. Class A	342,614	18,117,453
	Consumer Finance — 3.9%
	Capital One Financial Corp.	278,206	25,311,182
	Navient Corp.	734,797	9,405,402
	Mortgage Real Estate Investment Trusts — 2.3%
	PennyMac Mortgage Investment Trust	897,645	19,954,648
			82,445,757
	Energy — 6.7%
	Oil, Gas & Consumable Fuels — 6.7%
	Devon Energy Corp.	637,700	15,343,062
	Enterprise Products Partners L.P.	1,072,386	30,648,792
	Teekay LNG Partners L.P.	914,908	12,488,494
			58,480,348
	Food & Staples Retailing — 5.2%
	Food & Staples Retailing — 5.2%
[a]	US Foods Holding Corp.	1,110,723	45,650,715
			45,650,715
	Food, Beverage & Tobacco — 2.9%
	Food Products — 2.9%
[a]	Nomad Foods Ltd.	1,241,970	25,460,385
			25,460,385
	Healthcare Equipment & Services — 3.5%
	Health Care Equipment & Supplies — 3.5%
	Medtronic plc	284,725	30,926,829
			30,926,829
	Insurance — 3.4%
	Insurance — 3.4%
	Assured Guaranty Ltd.	671,424	29,851,511
			29,851,511
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Value Fund  |  September 30, 2019
		SHARES	VALUE
	Materials — 6.9%
	Chemicals — 2.4%
	Huntsman Corp.	908,504	$ 21,131,803
	Containers & Packaging — 4.5%
[a]	Crown Holdings, Inc.	590,499	39,008,364
			60,140,167
	Media & Entertainment — 14.6%
	Entertainment — 4.2%
	Activision Blizzard, Inc.	402,774	21,314,800
[a]	Netflix, Inc.	57,584	15,410,630
	Interactive Media & Services — 6.8%
[a]	Alphabet, Inc. Class C	33,858	41,272,902
[a]	Facebook, Inc. Class A	101,836	18,134,955
	Media — 3.6%
	Comcast Corp. Class A	711,400	32,069,912
			128,203,199
	Pharmaceuticals, Biotechnology & Life Sciences — 10.0%
	Biotechnology — 4.8%
[a]	Alkermes plc	443,246	8,647,729
	Gilead Sciences, Inc.	533,439	33,809,364
	Life Sciences Tools & Services — 5.2%
	Thermo Fisher Scientific, Inc.	154,865	45,107,529
			87,564,622
	Retailing — 4.7%
	Internet & Direct Marketing Retail — 3.1%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	115,172	19,260,214
	Expedia Group, Inc.	59,922	8,054,116
	Specialty Retail — 1.6%
[a]	CarMax, Inc.	160,566	14,129,808
			41,444,138
	Software & Services — 1.0%
	Information Technology Services — 1.0%
	Cognizant Technology Solutions Corp. Class A	142,479	8,586,497
			8,586,497
	Technology Hardware & Equipment — 7.6%
	Communications Equipment — 0.1%
[a]	Casa Systems, Inc.	165,314	1,298,542
	Electronic Equipment, Instruments & Components — 1.3%
[a]	Flex Ltd.	1,090,901	11,416,279
	Technology Hardware, Storage & Peripherals — 6.2%
	Apple, Inc.	92,267	20,665,040
	HP, Inc.	739,777	13,996,581
[a]	Pure Storage, Inc. Class A	1,151,129	19,500,125
			66,876,567
	Telecommunication Services — 2.4%
	Wireless Telecommunication Services — 2.4%
	China Mobile Ltd.	2,519,332	20,845,233
			20,845,233
	Transportation — 1.5%
	Air Freight & Logistics — 1.5%
	United Parcel Service, Inc. Class B	108,581	13,010,175
			13,010,175
	Utilities — 1.5%
	Electric Utilities — 1.5%
	Fortis, Inc.	302,670	12,812,021
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Value Fund  |  September 30, 2019
		SHARES	VALUE
			12,812,021
	Total Common Stock (Cost $751,577,574)		838,211,053
	Short-Term Investments — 3.0%
[b]	Thornburg Capital Management Fund	2,663,977	$ 26,639,766
	Total Short-Term Investments (Cost $26,639,766)		26,639,766
	Total Investments — 98.8% (Cost $778,217,340)		$864,850,819
	Other Assets Less Liabilities — 1.2%		10,524,919
	Net Assets — 100.0%		$875,375,738

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	4,487,900	11/8/2019	5,526,307	$ —	$ (52,703)
Great Britain Pound	SSB	Buy	354,600	11/8/2019	436,647	5,867	—
Euro	SSB	Sell	15,836,000	11/29/2019	17,333,762	328,920	—

Total						$ 334,787	$ (52,703)

Net unrealized appreciation (depreciation)						$ 282,084

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Annual Report

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Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Value Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $751,577,574)	$ 838,211,053
Non-controlled affiliated issuer (cost $26,639,766)	26,639,766
Cash	11,611,039
Receivable for investments sold	125,700
Receivable for fund shares sold	192,070
Unrealized appreciation on forward currency contracts (Note 7)	334,787
Dividends receivable	462,579
Prepaid expenses and other assets	46,154
Total Assets	877,623,148
Liabilities
Payable for fund shares redeemed	979,580
Unrealized depreciation on forward currency contracts (Note 7)	52,703
Payable to investment advisor and other affiliates (Note 4)	799,849
Accounts payable and accrued expenses	415,278
Total Liabilities	2,247,410
Net Assets	$ 875,375,738
NET ASSETS CONSIST OF
Distributable earnings	$ 78,534,515
Net capital paid in on shares of beneficial interest	796,841,223
$ 875,375,738
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($425,217,776 applicable to 5,921,524 shares of beneficial interest outstanding - Note 5)	$ 71.81
Maximum sales charge, 4.50% of offering price	3.38
Maximum offering price per share	$ 75.19
Class C Shares:
Net asset value and offering price per share* ($35,933,820 applicable to 551,217 shares of beneficial interest outstanding - Note 5)	$ 65.19
Class I Shares:
Net asset value, offering and redemption price per share ($360,070,113 applicable to 4,863,337 shares of beneficial interest outstanding - Note 5)	$ 74.04
Class R3 Shares:
Net asset value, offering and redemption price per share ($29,600,773 applicable to 414,336 shares of beneficial interest outstanding - Note 5)	$ 71.44
Class R4 Shares:
Net asset value, offering and redemption price per share ($6,434,509 applicable to 89,064 shares of beneficial interest outstanding - Note 5)	$ 72.25
Class R5 Shares:
Net asset value, offering and redemption price per share ($18,118,747 applicable to 245,070 shares of beneficial interest outstanding - Note 5)	$ 73.93

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
12  |  Annual Report

Statement of Operations
Thornburg Value Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $155,116)	$ 13,966,149
Non-controlled affiliated issuer	1,195,296
Total Income	15,161,445
EXPENSES
Investment advisory fees (Note 4)	7,656,543
Administration fees (Note 4)
Class A Shares	373,441
Class C Shares	37,498
Class I Shares	326,834
Class R3 Shares	28,762
Class R4 Shares	5,997
Class R5 Shares	15,783
Distribution and service fees (Note 4)
Class A Shares	1,062,989
Class C Shares	427,307
Class R3 Shares	163,872
Class R4 Shares	17,074
Transfer agent fees
Class A Shares	448,248
Class C Shares	79,241
Class I Shares	332,613
Class R3 Shares	91,872
Class R4 Shares	22,804
Class R5 Shares	68,197
Registration and filing fees
Class A Shares	15,497
Class C Shares	13,237
Class I Shares	15,606
Class R3 Shares	13,039
Class R4 Shares	12,759
Class R5 Shares	12,734
Custodian fees	60,393
Professional fees	84,746
Trustee and officer fees (Note 4)	54,693
Other expenses	112,636
Total Expenses	11,554,415
Less:
Expenses reimbursed by investment advisor (Note 4)	(551,569)
Net Expenses	11,002,846
Net Investment Income	$ 4,158,599
Annual Report  |  13

Statement of Operations, Continued
Thornburg Value Fund  |  Year Ended September 30, 2019
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (13,789,407)
Forward currency contracts (Note 7)	2,465,218
Foreign currency transactions	4,791
(11,319,398)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(3,831,066)
Forward currency contracts (Note 7)	237,111
Foreign currency translations	(1,663)
(3,595,618)
Net Realized and Unrealized Loss	(14,915,016)
Net Decrease in Net Assets Resulting from Operations	$ (10,756,417)
See notes to financial statements.
14  |  Annual Report

Statements of Changes in Net Assets
Thornburg Value Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 4,158,599	$ 5,975,880
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(11,319,398)	241,438,605
Net change in unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(3,595,618)	(137,958,472)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,756,417)	109,456,013
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,836,449)	(2,045,321)
Class C Shares	-	(643,910)
Class I Shares	(2,694,843)	(2,283,277)
Class R3 Shares	(114,235)	(248,385)
Class R4 Shares	(29,384)	(51,776)
Class R5 Shares	(128,320)	(113,541)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(42,236,468)	48,921,442
Class C Shares	(14,837,174)	(122,477,269)
Class I Shares	(55,270,314)	12,485,587
Class R3 Shares	(8,888,072)	(11,000,791)
Class R4 Shares	(1,294,640)	(3,261,498)
Class R5 Shares	(767,164)	34,360
Net Increase (Decrease) in Net Assets	(138,853,480)	28,771,634
NET ASSETS
Beginning of Year	1,014,229,218	985,457,584
End of Year	$ 875,375,738	$ 1,014,229,218
See notes to financial statements.
Annual Report  |  15

Notes to Financial Statements
Thornburg Value Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.
The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2019
delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 771,249,467
Gross unrealized appreciation on a tax basis	151,903,815
Gross unrealized depreciation on a tax basis	(58,020,379)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 93,883,436
Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from outstanding publicly traded partnership (“PTP”), real estate investment trust (“REIT”) tax basis adjustments, non-taxable dividend distributions and marked-to-market adjustments of outstanding forward currency contracts.
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $11,133,633. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $4,653,285 (of which $761,266 are short-term and $3,892,019 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2019
In order to account for permanent book to tax differences, the Fund increased distributable earnings by $537,176, and decreased net capital paid in on shares of beneficial interest by $537,176. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from expired capital losses carried forward.
At September 30, 2019, the Fund had $438,236 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 4,803,231	$ 5,386,210
Total	$ 4,803,231	$ 5,386,210
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2019
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 838,211,053	$ 820,093,600	$ 18,117,453	$ —
Short-Term Investments	26,639,766	26,639,766	—	—
Total Investments in Securities	$ 864,850,819	$ 846,733,366	$ 18,117,453	$ —
Other Financial Instruments
Forward Currency Contracts	$ 334,787	$ —	$ 334,787	$ —
Total Assets	$ 865,185,606	$ 846,733,366	$ 18,452,240	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (52,703)	$ —	$ (52,703)	$ —
Total Liabilities	$ (52,703)	$ —	$ (52,703)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At September 30, 2019, industry classifications for Common Stock in Level 2 consist of $18,117,453 in Diversified Financials.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2019 was 0.853% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2019
commissions aggregating $9,405 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $488 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class I shares, 0.99%; Class R3 shares, 1.35%; Class R4 shares, 1.25%; Class R5 shares, 0.99%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees of $293,409 for Class I shares, $145,841 for Class R3 shares, $33,886 for Class R4 shares, and $78,433 for Class R5 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 6.16%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$112,260,426	$159,281,369	$(244,902,029)	$-	$-	$26,639,766	$1,195,296
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	291,297	$ 19,819,489	1,753,542	$ 124,113,117
Shares issued to shareholders in reinvestment of dividends	29,837	1,759,754	28,581	1,940,082
Shares repurchased	(937,331)	(63,815,711)	(1,114,963)	(77,131,757)
Net increase (decrease)	(616,197)	$ (42,236,468)	667,160	$ 48,921,442
Class C Shares
Shares sold	81,722	$ 4,843,957	95,949	$ 6,089,425
Shares issued to shareholders in reinvestment of dividends	-	-	10,013	623,226
Shares repurchased	(318,422)	(19,681,131)	(2,001,456)	(129,189,920)
Net decrease	(236,700)	$ (14,837,174)	(1,895,494)	$ (122,477,269)
Class I Shares
Shares sold	436,870	$ 30,503,549	1,261,932	$ 90,593,694
Shares issued to shareholders in reinvestment of dividends	41,897	2,541,041	30,761	2,147,141
Shares repurchased	(1,268,473)	(88,314,904)	(1,135,822)	(80,255,248)
Net increase (decrease)	(789,706)	$ (55,270,314)	156,871	$ 12,485,587
Class R3 Shares
Shares sold	46,946	$ 3,167,611	86,863	$ 5,923,634
Shares issued to shareholders in reinvestment of dividends	1,862	109,276	3,543	239,041
Shares repurchased	(178,925)	(12,164,959)	(249,858)	(17,163,466)
Net decrease	(130,117)	$ (8,888,072)	(159,452)	$ (11,000,791)
Class R4 Shares
Shares sold	7,385	$ 507,408	17,806	$ 1,229,724
Shares issued to shareholders in reinvestment of dividends	401	23,796	541	36,893
Shares repurchased	(26,747)	(1,825,844)	(65,297)	(4,528,115)
Net decrease	(18,961)	$ (1,294,640)	(46,950)	$ (3,261,498)
Class R5 Shares
Shares sold	33,412	$ 2,353,451	53,918	$ 3,798,893
Shares issued to shareholders in reinvestment of dividends	2,117	128,201	1,616	112,647
Shares repurchased	(46,303)	(3,248,816)	(54,291)	(3,877,180)
Net increase (decrease)	(10,774)	$ (767,164)	1,243	$ 34,360
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $211,991,648 and $278,614,099, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2019, the Fund’s principal exposure
22   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2019
to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2019 was $34,717,723.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2019 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Assets - Unrealized appreciation on forward currency contracts	$ 334,787
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2019
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (52,703)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2019 is $282,084, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg Value Fund  |  September 30, 2019
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 2,465,218	$ 2,465,218
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 237,111	$ 237,111
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
24  |  Annual Report

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Annual Report  |  25

Financial Highlights
Thornburg Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	(0.29)	$ 71.81
2018	$ 65.26	0.39	7.17	7.56	(0.36)	—	(0.36)	$ 72.46
2017	$ 54.08	0.16	11.04	11.20	(0.02)	—	(0.02)	$ 65.26
2016 (c)	$ 49.17	0.32	4.76	5.08	(0.17)	—	(0.17)	$ 54.08
2015	$ 48.09	0.07	1.03	1.10	(0.02)	—	(0.02)	$ 49.17
CLASS C SHARES
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	$ 65.19
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	(0.25)	$ 66.03
2017	$ 49.97	(0.27)	10.17	9.90	—	—	—	$ 59.87
2016	$ 45.63	(0.06)	4.40	4.34	—	—	—	$ 49.97
2015	$ 44.95	(0.29)	0.97	0.68	—	—	—	$ 45.63
CLASS I SHARES
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	(0.50)	$ 74.04
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	(0.42)	$ 74.70
2017	$ 55.58	0.42	11.35	11.77	(0.25)	—	(0.25)	$ 67.10
2016	$ 50.53	0.54	4.90	5.44	(0.39)	—	(0.39)	$ 55.58
2015	$ 49.28	0.28	1.04	1.32	(0.07)	—	(0.07)	$ 50.53
CLASS R3 SHARES
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	(0.22)	$ 71.44
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	(0.36)	$ 72.02
2017	$ 53.76	0.18	10.97	11.15	(0.03)	—	(0.03)	$ 64.88
2016	$ 48.86	0.34	4.74	5.08	(0.18)	—	(0.18)	$ 53.76
2015	$ 47.79	0.08	1.01	1.09	(0.02)	—	(0.02)	$ 48.86
CLASS R4 SHARES
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	(0.28)	$ 72.25
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	(0.38)	$ 72.83
2017	$ 54.31	0.25	11.08	11.33	(0.09)	—	(0.09)	$ 65.55
2016	$ 49.36	0.40	4.78	5.18	(0.23)	—	(0.23)	$ 54.31
2015	$ 48.24	0.14	1.01	1.15	(0.03)	—	(0.03)	$ 49.36
CLASS R5 SHARES
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	(0.50)	$ 73.93
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	(0.42)	$ 74.60
2017	$ 55.50	0.41	11.35	11.76	(0.25)	—	(0.25)	$ 67.01
2016	$ 50.45	0.53	4.90	5.43	(0.38)	—	(0.38)	$ 55.50
2015	$ 49.21	0.27	1.04	1.31	(0.07)	—	(0.07)	$ 50.45

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Annual Report

Financial Highlights, Continued
Thornburg Value Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.35	1.33	1.33	(0.42)	24.94	$ 425,218
0.56	1.33	1.33	11.62	57.33	$ 473,740
0.27	1.39	1.39	20.72	43.53	$ 383,118
0.63	1.39	1.39	10.33	31.10	$ 374,237
0.14	1.37	1.37	2.28	59.70	$ 377,299

(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
(0.17)	2.11	2.11	10.73	57.33	$ 52,023
(0.49)	2.14	2.14	19.81	43.53	$ 160,663
(0.12)	2.14	2.14	9.51	31.10	$ 168,821
(0.61)	2.12	2.12	1.51	59.70	$ 168,321

0.70	0.99	1.07	(0.07)	24.94	$ 360,070
0.90	0.99	1.06	12.00	57.33	$ 422,302
0.68	0.99	1.06	21.20	43.53	$ 368,790
1.02	0.99	1.07	10.77	31.10	$ 280,570
0.53	0.99	1.06	2.68	59.70	$ 288,642

0.34	1.35	1.79	(0.43)	24.94	$ 29,601
0.57	1.35	1.78	11.60	57.33	$ 39,211
0.30	1.35	1.82	20.75	43.53	$ 45,668
0.67	1.35	1.81	10.40	31.10	$ 50,089
0.16	1.35	1.77	2.28	59.70	$ 59,150

0.44	1.25	1.75	(0.33)	24.94	$ 6,434
0.68	1.25	1.77	11.72	57.33	$ 7,868
0.42	1.24	1.78	20.87	43.53	$ 10,159
0.78	1.25	1.75	10.50	31.10	$ 9,539
0.26	1.25	1.67	2.39	59.70	$ 10,167

0.70	0.99	1.43	(0.07)	24.94	$ 18,119
0.89	0.99	1.38	12.00	57.33	$ 19,085
0.68	0.99	1.42	21.21	43.53	$ 17,060
1.00	0.99	1.46	10.78	31.10	$ 14,738
0.51	0.99	1.20	2.65	59.70	$ 19,270
Annual Report  |  27

Report of Independent Registered Public Accounting Firm
Thornburg Value Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Value Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
28   |  Annual Report

Expense Example
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,038.16	$ 6.85
Hypothetical*	$1,000.00	$1,018.35	$ 6.78
CLASS C SHARES
Actual	$1,000.00	$1,034.26	$10.76
Hypothetical*	$1,000.00	$1,014.49	$10.66
CLASS I SHARES
Actual	$1,000.00	$1,039.88	$ 5.06
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R3 SHARES
Actual	$1,000.00	$1,038.21	$ 6.90
Hypothetical*	$1,000.00	$1,018.30	$ 6.83
CLASS R4 SHARES
Actual	$1,000.00	$1,038.67	$ 6.39
Hypothetical*	$1,000.00	$1,018.80	$ 6.33
CLASS R5 SHARES
Actual	$1,000.00	$1,039.94	$ 5.06
Hypothetical*	$1,000.00	$1,020.10	$ 5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.34%; C: 2.11%; I: 0.99%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  29

Trustees and Officers
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
30   |  Annual Report

Trustees and Officers, Continued
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  31

Trustees and Officers, Continued
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
32   |  Annual Report

Other Information
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Thornburg Value Fund of $4,803,231 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 100.00% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  33

Other Information, Continued
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to two broad-based securities indices and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index over various periods since the Fund’s inception; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders.
The Trustees considered explanations from the Advisor respecting performance of the Fund in some recent periods that had compared less favorably to some comparative measures, together with the reports they had received from the Advisor throughout the year, explanations of the comparisons by reference to the investment strategies of the Fund, the effects of market and economic conditions, the investment decisions by the Advisor in view of the Fund’s strategies, and where pertinent the Advisor’s measures and expectations for improvement in the Fund’s relative investment performance. The Trustees noted their understanding that strategies pursued for a fund may produce intermittent lower relative performance, other funds managed by the Advisor have in the past returned to favor as conditions
34   |  Annual Report

Other Information, Continued
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
changed or the strategies of those funds gained traction, and that the Advisor has successfully remediated lower relative performance of other funds in cases where execution of investment strategies had contributed to lower performance. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was higher than the median and lower than the average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the median level for the two peer groups but comparable to other funds in the peer group, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Annual Report  |  35

Other Information, Continued
Thornburg Value Fund  |  September 30, 2019 (Unaudited)
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
36  |  Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  37

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
38   |  Annual Report

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Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH077

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg International Value Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
October 18, 2019
Dear Fellow Shareholder:
Returns in international equity markets were modestly negative in the fiscal year ended September 30, 2019. Developed markets, represented by the MSCI EAFE Index, lost 1.34% while the MSCI ACWI ex U.S. Index, which includes emerging markets, lost 1.23%. The Thornburg International Value Fund (Class I shares) outperformed both of its benchmark indices, returning 2.76%.
Most global markets were down sharply in the 4th quarter of 2018, driven by concerns about a synchronized global slowdown, the potential for tighter-than-expected monetary policy in the U.S., the U.S.-China trade war, slowing growth in China, Brexit and other issues. For the 4th quarter 2018, the MSCI ACWI ex U.S. Index lost 11.5% and the MSCI EAFE Index was down 12.5%. U.S. markets were down sharply as well, with the S&P 500 Index down 13.5%. The Thornburg International Value Fund (Class I shares) returned negative 13.6%.
In our view, the global macro headwinds experienced during 2018, particularly in the 4th quarter, created valuation dislocations, which drove many markets and individual stocks below their intrinsic value and created attractive entry points. While the Fund underperformed its benchmarks during the quarter, we re-examined the investment thesis for all of our holdings, reducing or selling a number where our thesis had changed and keeping those which we believed were undervalued. We also used the market decline as an opportunity to upgrade our portfolio, acquiring a number of quality companies which were trading at attractive valuations.
That effort was repaid in the 1st quarter of 2019, as global equity markets rebounded strongly. The MSCI ACWI ex U.S. Index returned 10.3% and the MSCI EAFE Index 10.0%. The International Value Fund (Class I shares) outperformed both, returning 15.7%. Many of the stocks we had acquired at attractive valuations in the 4th quarter contributed to the outperformance, as did many of the companies that we believed to be undervalued and continued to hold.
While both the Fund and its benchmarks generated more modest returns in the 2nd and 3rd quarters of 2019, for the first nine months of 2019 the International Value Fund (Class I shares) returned 19.0% versus 11.6% for the MSCI ACWI ex U.S. Index and 12.8% for the MSCI EAFE Index. For the fiscal year ended September 30, 2019, roughly 75% to 80% of the Fund’s outperformance versus its benchmark indices was driven by bottom-up stock selection, which is central to the Fund’s investment process.
As we look forward, many of the issues that concerned markets in the 4th quarter of 2018 remain. While we may see some progress in the U.S.-China trade dispute in the form of a narrower initial agreement, a more meaningful agreement that addresses the larger issues which remain will be more difficult, will take time and will likely continue to generate periodic market volatility. While both the U.S. Federal Reserve and the European Central Bank have eased monetary policy in 2019 and China has taken a number of macro measures to stimulate its economy, many indicators of economic activity continue to show weakness. Both the U.S. Institute of Supply Management (ISM) Purchasing Managers Index (PMI) and the Eurozone PMI are below 50, indicating contraction, with the U.S. indicator at a 10-year low. Reflecting the slower economic growth, global bond yields have fallen through much of 2019. As we approach the October 31 Brexit deadline, concerns over the potential impact to growth in Europe and the U.K. remain.
We see global growth bottoming at low, but not necessarily negative, levels. Recent stimulus measures and other policy tools which global policy makers still have at their disposal may help, although the path for global markets from here may remain bumpy, given the risks and unresolved issues which remain. We expect to see a wider dispersion of investing outcomes, with gains less broad-based in a slower global environment. Those conditions should favor bottom-up stock selection and our investment process. While the international outlook from a top-down perspective may remain uncertain, on a bottom-up basis we remain optimistic that there will continue to be attractive opportunities.
Thank you for investing alongside us in Thornburg International Value Fund

Lei Wang, cfa Portfolio Manager Managing Director	Di Zhou, cfa, frm® Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Annual Report

Performance Summary
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 5/28/98)
Without sales charge	2.47%	5.28%	3.78%	4.62%	6.96%
With sales charge	-2.14%	3.68%	2.83%	4.14%	6.73%
Class C Shares (Incep: 5/28/98)
Without sales charge	1.60%	4.46%	2.99%	3.84%	6.12%
With sales charge	0.60%	4.46%	2.99%	3.84%	6.12%
Class I Shares (Incep: 3/30/01)	2.76%	5.64%	4.14%	5.01%	6.70%
Class R3 Shares (Incep: 7/1/03)	2.25%	5.10%	3.60%	4.44%	7.49%
Class R4 Shares (Incep: 2/1/07)	2.45%	5.31%	3.80%	4.64%	3.05%
Class R5 Shares (Incep: 2/1/05)	2.74%	5.58%	4.08%	4.93%	5.93%
Class R6 Shares (Incep: 5/1/12)	2.95%	5.79%	4.30%	-	5.04%
MSCI EAFE Index (Since 5/28/98)	-1.34%	6.48%	3.27%	4.90%	4.06%
MSCI AC World ex U.S. Index (Net) (Since 5/28/98)	-1.23%	6.33%	2.90%	4.45%	4.50%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.27%; C shares, 2.02%; I shares, 0.91%; R3 shares, 1.64%; R4 shares, 1.47%; R5 shares, 1.17%; R6 shares, 0.83%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25% and R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI All Country (AC) World ex U.S. Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
The Eurozone Manufacturing Purchasing Managers Index (PMI) measures the activity level of purchasing managers in the eurozone manufacturing sector. A reading above 50 indicates expansion in the sector; below 50 indicates contraction.
The U.S. Institute of Supply Management (ISM) Purchasing Managers Index (PMI) Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies. For each of the indicators measured (New Orders, Backlog of Orders, New Export Orders, Imports, Production, Supplier Deliveries, Inventories, Customers Inventories, Employment, and Prices), this report shows the percentage reporting each response, the net difference between the number of responses in the positive economic direction and the negative economic direction and the diffusion index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report  |  5

Fund Summary
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.
The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Keyence Corp.	3.1%
Safran S.A.	3.1%
Ferrovial S.A.	3.0%
ING Groep N.V.	3.0%
Danone S.A.	3.0%
Vinci S.A.	3.0%
Nintendo Co. Ltd.	2.9%
Kose Corp.	2.9%
Vodafone Group plc	2.9%
Iberdrola S.A.	2.8%

SECTOR EXPOSURE
Industrials	17.7%
Financials	12.6%
Information Technology	12.4%
Communication Services	11.7%
Consumer Staples	11.2%
Consumer Discretionary	8.4%
Utilities	5.0%
Health Care	4.3%
Energy	3.2%
Materials	3.2%
Other Assets Less Liabilities	10.3%

TOP TEN INDUSTRY GROUPS
Capital Goods	13.3%
Food, Beverage & Tobacco	8.3%
Media & Entertainment	8.1%
Software & Services	5.2%
Utilities	5.0%
Technology Hardware & Equipment	5.0%
Banks	4.9%
Insurance	4.6%
Consumer Durables & Apparel	4.0%
Telecommunication Services	3.6%

COUNTRY EXPOSURE* (percent of equity holdings)
Japan	15.1%
France	14.2%
China	14.0%
Germany	10.8%
Spain	8.8%
United Kingdom	7.4%
Netherlands	6.8%
Switzerland	6.0%
Canada	5.8%
Australia	2.3%
Sweden	2.2%
Hong Kong	2.1%
Italy	1.8%
India	1.2%
South Korea	1.1%
Denmark	0.4%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
6   |  Annual Report

Schedule of Investments
Thornburg International Value Fund  |  September 30, 2019
		SHARES	VALUE
	Common Stock — 89.7%
	Banks — 4.9%
	Banks — 4.9%
	Barclays plc	16,796,331	$ 31,060,488
	ING Groep N.V.	8,943,176	93,616,120
	Intesa Sanpaolo SpA	11,593,635	27,490,676
			152,167,284
	Capital Goods — 13.3%
	Aerospace & Defense — 5.3%
	BAE Systems plc	10,138,292	71,053,532
	Safran S.A.	603,692	95,047,276
	Construction & Engineering — 6.0%
	Ferrovial S.A.	3,244,977	93,762,258
	Vinci S.A.	853,182	91,895,288
	Electrical Equipment — 0.4%
	Vestas Wind Systems A/S	154,791	12,017,293
	Machinery — 1.6%
	Knorr-Bremse AG	516,345	48,535,044
			412,310,691
	Commercial & Professional Services — 1.9%
	Professional Services — 1.9%
	Recruit Holdings Co. Ltd.	1,917,670	58,279,432
			58,279,432
	Consumer Durables & Apparel — 4.0%
	Textiles, Apparel & Luxury Goods — 4.0%
	adidas AG	254,699	79,299,085
	Kering S.A.	86,295	43,976,474
			123,275,559
	Consumer Services — 1.9%
	Diversified Consumer Services — 0.7%
[a]	TAL Education Group ADR	618,978	21,193,807
	Hotels, Restaurants & Leisure — 1.2%
	Huazhu Group Ltd. ADR	1,115,728	36,841,338
			58,035,145
	Diversified Financials — 3.1%
	Capital Markets — 3.1%
	Hong Kong Exchanges & Clearing Ltd.	1,049,522	30,798,584
	UBS Group AG	5,832,398	66,210,179
			97,008,763
	Energy — 3.2%
	Oil, Gas & Consumable Fuels — 3.2%
	Reliance Industries Ltd.	1,810,811	34,070,499
	Royal Dutch Shell plc Sponsored ADR Class A	1,129,256	66,456,716
			100,527,215
	Food, Beverage & Tobacco — 8.3%
	Beverages — 3.3%
	Kweichow Moutai Co. Ltd. Class A	246,138	39,652,961
	Treasury Wine Estates Ltd.	5,072,937	63,583,297
	Food Products — 5.0%
	Associated British Foods plc	544,747	15,425,342
	Danone S.A.	1,050,904	92,573,908
	Foshan Haitian Flavouring & Food Co. Ltd. Class A	328,883	5,063,814
	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	9,936,746	39,700,213
			255,999,535
	Healthcare Equipment & Services — 2.5%
Annual Report  |  7

Schedule of Investments, Continued
Thornburg International Value Fund  |  September 30, 2019
		SHARES	VALUE
	Health Care Equipment & Supplies — 1.2%
[a]	Alcon, Inc.	657,846	$ 38,361,442
	Health Care Providers & Services — 1.3%
	Fresenius Medical Care AG & Co. KGaA	573,580	38,573,218
			76,934,660
	Household & Personal Products — 2.9%
	Personal Products — 2.9%
	Kose Corp.	531,795	89,759,618
			89,759,618
	Insurance — 4.6%
	Insurance — 4.6%
	AIA Group Ltd.	2,906,209	27,457,644
	NN Group N.V.	840,860	29,822,768
	Ping An Insurance Group Co. of China Ltd. Class H	7,297,573	83,844,297
			141,124,709
	Materials — 3.2%
	Chemicals — 2.4%
	Nutrien Ltd.	1,448,771	72,264,698
	Shin-Etsu Chemical Co. Ltd.	29,947	3,201,732
	Metals & Mining — 0.8%
	Franco-Nevada Corp.	251,056	22,886,265
			98,352,695
	Media & Entertainment — 8.1%
	Entertainment — 3.4%
	Nintendo Co. Ltd.	243,433	90,101,167
[a]	Ubisoft Entertainment S.A.	210,602	15,228,063
	Interactive Media & Services — 4.7%
	Tencent Holdings Ltd.	2,036,371	85,791,712
	Yahoo Japan Corp.	21,429,739	60,251,012
			251,371,954
	Pharmaceuticals, Biotechnology & Life Sciences — 1.8%
	Life Sciences Tools & Services — 1.8%
	Lonza Group AG	170,196	57,536,326
			57,536,326
	Retailing — 2.5%
	Internet & Direct Marketing Retail — 2.5%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	429,630	71,847,025
[a]	Ctrip.com International Ltd. ADR	160,000	4,686,400
			76,533,425
	Semiconductors & Semiconductor Equipment — 2.2%
	Semiconductors & Semiconductor Equipment — 2.2%
	Infineon Technologies AG	2,086,950	37,559,382
	SK Hynix, Inc.	458,189	31,486,967
			69,046,349
	Software & Services — 5.2%
	Information Technology Services — 3.0%
	Amadeus IT Group S.A.	883,848	63,311,390
	Wirecard AG	186,586	29,844,470
	Software — 2.2%
	SAP SE	569,217	66,930,721
			160,086,581
	Technology Hardware & Equipment — 5.0%
	Communications Equipment — 1.9%
	Telefonaktiebolaget LM Ericsson	7,436,070	59,418,762
	Electronic Equipment, Instruments & Components — 3.1%
8   |  Annual Report

Schedule of Investments, Continued
Thornburg International Value Fund  |  September 30, 2019
		SHARES	VALUE
	Keyence Corp.	155,248	$ 96,056,335
			155,475,097
	Telecommunication Services — 3.6%
	Wireless Telecommunication Services — 3.6%
	SoftBank Group Corp.	551,354	21,620,726
	Vodafone Group plc	44,546,454	88,730,755
			110,351,481
	Transportation — 2.5%
	Marine — 0.2%
	Kuehne + Nagel International AG	31,416	4,627,175
	Road & Rail — 2.1%
	Canadian Pacific Railway Ltd.	297,669	66,219,446
	Transportation Infrastructure — 0.2%
	Atlantia SpA	234,052	5,660,781
			76,507,402
	Utilities — 5.0%
	Electric Utilities — 5.0%
	Electricite de France S.A.	4,835,566	54,128,310
	Enel SpA	2,066,970	15,434,581
	Iberdrola S.A.	8,333,118	86,612,482
			156,175,373
	Total Common Stock (Cost $2,456,455,310)		2,776,859,294
	Short-Term Investments — 10.6%
[b]	Thornburg Capital Management Fund	32,678,811	326,788,112
	Total Short-Term Investments (Cost $326,788,112)		326,788,112
	Total Investments — 100.3% (Cost $2,783,243,422)		$3,103,647,406
	Liabilities Net of Other Assets — (0.3)%		(9,052,596)
	Net Assets — 100.0%		$3,094,594,810

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
Annual Report  |  9

Statement of Assets and Liabilities
Thornburg International Value Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $2,456,455,310)	$ 2,776,859,294
Non-controlled affiliated issuer (cost $326,788,112)	326,788,112
Cash denominated in foreign currency (cost $21)	21
Receivable for investments sold	14,258,503
Receivable for fund shares sold	988,781
Dividends receivable	4,407,100
Dividend and interest reclaim receivable	1,937,410
Prepaid expenses and other assets	102,435
Total Assets	3,125,341,656
Liabilities
Payable for investments purchased	17,627,016
Payable for fund shares redeemed	6,752,758
Payable to investment advisor and other affiliates (Note 4)	2,547,016
Deferred taxes payable (Note 2)	858,720
Accounts payable and accrued expenses	2,961,336
Total Liabilities	30,746,846
Net Assets	$ 3,094,594,810
NET ASSETS CONSIST OF
Distributable earnings	$ 515,505,324
Net capital paid in on shares of beneficial interest	2,579,089,486
$ 3,094,594,810
10   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg International Value Fund  |  September 30, 2019
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($655,806,721 applicable to 28,624,362 shares of beneficial interest outstanding - Note 5)	$ 22.91
Maximum sales charge, 4.50% of offering price	1.08
Maximum offering price per share	$ 23.99
Class C Shares:
Net asset value and offering price per share* ($81,401,240 applicable to 4,003,304 shares of beneficial interest outstanding - Note 5)	$ 20.33
Class I Shares:
Net asset value, offering and redemption price per share ($1,694,780,279 applicable to 71,529,787 shares of beneficial interest outstanding - Note 5)	$ 23.69
Class R3 Shares:
Net asset value, offering and redemption price per share ($164,437,140 applicable to 7,184,102 shares of beneficial interest outstanding - Note 5)	$ 22.89
Class R4 Shares:
Net asset value, offering and redemption price per share ($125,363,112 applicable to 5,513,123 shares of beneficial interest outstanding - Note 5)	$ 22.74
Class R5 Shares:
Net asset value, offering and redemption price per share ($153,365,817 applicable to 6,478,793 shares of beneficial interest outstanding - Note 5)	$ 23.67
Class R6 Shares:
Net asset value, offering and redemption price per share ($219,440,501 applicable to 9,293,696 shares of beneficial interest outstanding - Note 5)	$ 23.61

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  11

Statement of Operations
Thornburg International Value Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $5,510,003)	$ 60,978,229
Non-controlled affiliated issuer	5,843,558
Non-cash dividend	8,109,292
Total Income	74,931,079
EXPENSES
Investment advisory fees (Note 4)	26,556,904
Administration fees (Note 4)
Class A Shares	594,217
Class C Shares	101,566
Class I Shares	1,642,750
Class R3 Shares	160,334
Class R4 Shares	124,650
Class R5 Shares	160,906
Class R6 Shares	344,660
Distribution and service fees (Note 4)
Class A Shares	1,690,265
Class C Shares	1,157,701
Class R3 Shares	912,368
Class R4 Shares	354,825
Transfer agent fees
Class A Shares	901,316
Class C Shares	236,613
Class I Shares	1,755,894
Class R3 Shares	480,036
Class R4 Shares	433,537
Class R5 Shares	445,317
Class R6 Shares	15,769
Registration and filing fees
Class A Shares	17,910
Class C Shares	15,384
Class I Shares	33,314
Class R3 Shares	14,170
Class R4 Shares	15,531
Class R5 Shares	12,952
Class R6 Shares	14,897
Custodian fees	578,623
Professional fees	211,144
Trustee and officer fees (Note 4)	221,213
Other expenses	454,253
Total Expenses	39,659,019
Less:
Expenses reimbursed by investment advisor (Note 4)	(1,226,422)
Net Expenses	38,432,597
Net Investment Income	$ 36,498,482
12   |  Annual Report

Statement of Operations, Continued
Thornburg International Value Fund  |  Year Ended September 30, 2019
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $385,317)	$ 230,392,595
Forward currency contracts (Note 7)	25,303,245
Foreign currency transactions	(1,437,600)
254,258,240
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $575,006)	(265,017,783)
Forward currency contracts (Note 7)	(9,869,658)
Foreign currency translations	(146,198)
(275,033,639)
Net Realized and Unrealized Loss	(20,775,399)
Net Increase in Net Assets Resulting from Operations	$ 15,723,083
See notes to financial statements.
Annual Report  |  13

Statements of Changes in Net Assets
Thornburg International Value Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 36,498,482	$ 54,098,205
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	254,258,240	(3,667,466)
Net change in unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(275,033,639)	(234,416,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,723,083	(183,985,831)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(8,986,188)	(119,664,083)
Class C Shares	-	(62,573,001)
Class I Shares	(30,860,690)	(450,919,825)
Class R3 Shares	(1,984,958)	(40,754,715)
Class R4 Shares	(1,906,286)	(30,158,902)
Class R5 Shares	(3,078,981)	(40,624,260)
Class R6 Shares	(7,281,194)	(76,239,643)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(126,975,885)	91,509,368
Class C Shares	(76,657,213)	(167,868,829)
Class I Shares	(731,547,651)	(358,945,418)
Class R3 Shares	(48,954,078)	(23,143,248)
Class R4 Shares	(40,117,767)	(7,395,851)
Class R5 Shares	(75,022,223)	(20,256,219)
Class R6 Shares	(236,639,711)	18,030,208
Net Decrease in Net Assets	(1,374,289,742)	(1,472,990,249)
NET ASSETS
Beginning of Year	4,468,884,552	5,941,874,801
End of Year	$ 3,094,594,810	$ 4,468,884,552
See notes to financial statements.
14   |  Annual Report

Notes to Financial Statements
Thornburg International Value Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2019
delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 2,787,195,993
Gross unrealized appreciation on a tax basis	375,976,291
Gross unrealized depreciation on a tax basis	(59,524,878)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 316,451,413
Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of wash sale losses.
In order to account for permanent book to tax differences, the Fund decreased distributable earnings by $24,545,973 and increased net capital paid in on shares of beneficial interest by $24,545,973. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from equalization of undistributed capital gains to shareholders.
At September 30, 2019, the Fund had $32,979,395 of undistributed tax basis ordinary investment income and $166,936,882 of undistributed tax basis capital gains.
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2019
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. To date the Fund has recovered certain amounts previously withheld in Finland, which amounts are reflected in the financial statements included in this report. The Fund would expect to record a receivable for other such reclaims based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims in countries other than Finland, and the likelihood of collection in those other countries remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 54,098,297	$ 132,342,388
Capital gains	-	688,592,041
Total	$ 54,098,297	$ 820,934,429
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2019
an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
18  |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 2,776,859,294	$ 2,776,859,294	$ —	$ —
Short-Term Investments	326,788,112	326,788,112	—	—
Total Investments in Securities	$ 3,103,647,406	$ 3,103,647,406	$ —	$ —
Total Assets	$ 3,103,647,406	$ 3,103,647,406	$ —	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2019 is as follows:
	COMMON STOCK	TOTAL
Beginning Balance 9/30/2018	$ 69,188,477	$ 69,188,477
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)(a)	(4,781,938)	(4,781,938)
Gross Purchases	–	–
Gross Sales	(78,676,800)	(78,676,800)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	14,270,261	14,270,261
Transfers into Level 3	–	–
Transfers out of Level 3	–	–
Ending Balance 9/30/2019	$ –	$ –

(a)	Amount of net realized gain (loss) from investments is included in the Fund’s Statement of Operations for the year ended September 30, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments is included in the Fund’s Statement of Operations for the year ended September 30, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2019, which were valued using significant unobservable inputs, was $0.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2019 was 0.745% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2019
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $7,611 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,687 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class R3 shares, 1.45%; Class R4 shares, 1.25%; Class R5 shares, 0.99%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees of $357,203 for Class R3 shares, $270,959 for Class R4 shares, $245,976 for Class R5 shares, and voluntarily reimbursed $352,284 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.29%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2019
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$214,290,589	$1,942,479,183	$(1,829,981,660)	$-	$-	$326,788,112	$5,843,558
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	4,193,267	$ 91,176,594	9,801,105	$ 232,103,746
Shares issued to shareholders in reinvestment of dividends	432,321	8,153,571	4,440,886	106,847,709
Shares repurchased	(10,476,530)	(226,306,050)	(10,172,663)	(247,442,087)
Net increase (decrease)	(5,850,942)	$ (126,975,885)	4,069,328	$ 91,509,368
Class C Shares
Shares sold	259,750	$ 4,848,426	765,525	$ 16,811,768
Shares issued to shareholders in reinvestment of dividends	-	-	2,608,037	55,707,675
Shares repurchased	(4,241,881)	(81,505,639)	(11,423,876)	(240,388,272)
Net decrease	(3,982,131)	$ (76,657,213)	(8,050,314)	$ (167,868,829)
Class I Shares
Shares sold	11,926,611	$ 261,023,247	21,186,332	$ 538,039,749
Shares issued to shareholders in reinvestment of dividends	1,426,129	27,752,471	15,260,323	378,932,754
Shares repurchased	(46,729,970)	(1,020,323,369)	(50,362,898)	(1,275,917,921)
Net decrease	(33,377,230)	$ (731,547,651)	(13,916,243)	$ (358,945,418)
Class R3 Shares
Shares sold	959,317	$ 20,864,279	1,528,944	$ 37,523,777
Shares issued to shareholders in reinvestment of dividends	94,905	1,790,857	1,519,952	36,554,848
Shares repurchased	(3,275,976)	(71,609,214)	(3,976,568)	(97,221,873)
Net decrease	(2,221,754)	$ (48,954,078)	(927,672)	$ (23,143,248)
Class R4 Shares
Shares sold	1,477,039	$ 31,561,225	2,063,382	$ 50,114,257
Shares issued to shareholders in reinvestment of dividends	66,011	1,235,734	847,935	20,240,210
Shares repurchased	(3,343,042)	(72,914,726)	(3,215,582)	(77,750,318)
Net decrease	(1,799,992)	$ (40,117,767)	(304,265)	$ (7,395,851)
Class R5 Shares
Shares sold	1,157,927	$ 25,895,089	1,805,671	$ 45,657,236
Shares issued to shareholders in reinvestment of dividends	154,892	3,012,644	1,570,374	38,946,199
Shares repurchased	(4,623,294)	(103,929,956)	(4,132,147)	(104,859,654)
Net decrease	(3,310,475)	$ (75,022,223)	(756,102)	$ (20,256,219)
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	3,823,624	$ 86,514,020	4,840,622	$ 121,564,541
Shares issued to shareholders in reinvestment of dividends	358,774	6,949,445	3,027,489	74,876,752
Shares repurchased	(14,415,098)	(330,103,176)	(7,309,496)	(178,411,085)
Net increase (decrease)	(10,232,700)	$ (236,639,711)	558,615	$ 18,030,208
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $2,371,009,743 and $3,747,059,751, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2019 was $230,445,272.
As of September 30, 2019, the Fund did not have any outstanding forward foreign currency contracts.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 25,303,245	$ 25,303,245
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ (9,869,658)	$ (9,869,658)
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual
22  |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  September 30, 2019
periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  23

Financial Highlights
Thornburg International Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	(0.28)	$ 22.91
2018	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	(4.03)	$ 22.69
2017	$ 23.43	0.16	4.24	4.40	(0.20)	—	(0.20)	$ 27.63
2016 (c)	$ 27.46	0.36	0.25	0.61	(0.39)	(4.25)	(4.64)	$ 23.43
2015	$ 29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$ 27.46
CLASS C SHARES
2019	$ 20.01	— (d)	0.32	0.32	—	—	—	$ 20.33
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	(4.03)	$ 20.01
2017	$ 21.29	(0.02)	3.84	3.82	(0.11)	—	(0.11)	$ 25.00
2016	$ 25.40	0.17	0.24	0.41	(0.27)	(4.25)	(4.52)	$ 21.29
2015	$ 27.86	0.05	0.11	0.16	(0.10)	(2.52)	(2.62)	$ 25.40
CLASS I SHARES
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	(0.35)	$ 23.69
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	(4.04)	$ 23.47
2017	$ 24.02	0.25	4.37	4.62	(0.27)	—	(0.27)	$ 28.37
2016	$ 28.04	0.47	0.23	0.70	(0.47)	(4.25)	(4.72)	$ 24.02
2015	$ 30.43	0.38	0.13	0.51	(0.38)	(2.52)	(2.90)	$ 28.04
CLASS R3 SHARES
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	(0.22)	$ 22.89
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	(4.03)	$ 22.65
2017	$ 23.44	0.14	4.22	4.36	(0.17)	—	(0.17)	$ 27.63
2016	$ 27.47	0.31	0.25	0.56	(0.34)	(4.25)	(4.59)	$ 23.44
2015	$ 29.86	0.21	0.13	0.34	(0.21)	(2.52)	(2.73)	$ 27.47
CLASS R4 SHARES
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	(0.27)	$ 22.74
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	(4.03)	$ 22.52
2017	$ 23.26	0.18	4.21	4.39	(0.20)	—	(0.20)	$ 27.45
2016	$ 27.30	0.37	0.23	0.60	(0.39)	(4.25)	(4.64)	$ 23.26
2015	$ 29.69	0.25	0.15	0.40	(0.27)	(2.52)	(2.79)	$ 27.30
CLASS R5 SHARES
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	(0.34)	$ 23.67
2018	$ 28.35	0.27	(1.15)	(0.88)	— (e)	(4.03)	(4.03)	$ 23.44
2017	$ 24.01	0.24	4.35	4.59	(0.25)	—	(0.25)	$ 28.35
2016	$ 28.03	0.46	0.23	0.69	(0.46)	(4.25)	(4.71)	$ 24.01
2015	$ 30.41	0.30	0.19	0.49	(0.35)	(2.52)	(2.87)	$ 28.03
CLASS R6 SHARES
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	(0.39)	$ 23.61
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	(4.05)	$ 23.40
2017	$ 23.95	0.31	4.33	4.64	(0.32)	—	(0.32)	$ 28.27
2016	$ 27.97	0.53	0.21	0.74	(0.51)	(4.25)	(4.76)	$ 23.95
2015	$ 30.36	0.39	0.17	0.56	(0.43)	(2.52)	(2.95)	$ 27.97

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Annual Report

Financial Highlights, Continued
Thornburg International Value Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.86	1.26	1.26	2.47	71.09	$ 655,807
0.77	1.27	1.27	(4.13)	44.41	$ 782,371
0.65	1.31	1.31	18.78	86.88	$ 840,244
1.51	1.28	1.28	1.90	103.90	$ 990,194
0.82	1.27	1.27	1.25	70.88	$ 1,361,529

(0.02)	2.09	2.09	1.60	71.09	$ 81,401
0.07	2.02	2.02	(4.86)	44.41	$ 159,789
(0.08)	2.04	2.04	17.94	86.88	$ 400,859
0.77	2.02	2.02	1.12	103.90	$ 535,169
0.19	1.99	1.99	0.52	70.88	$ 706,606

1.11	0.97	0.97	2.76	71.09	$ 1,694,780
1.15	0.91	0.91	(3.81)	44.41	$ 2,462,564
0.99	0.92	0.92	19.29	86.88	$ 3,370,930
1.91	0.90	0.90	2.21	103.90	$ 4,375,955
1.27	0.90	0.90	1.65	70.88	$ 5,895,731

0.67	1.45	1.65	2.25	71.09	$ 164,437
0.59	1.45	1.64	(4.29)	44.41	$ 213,007
0.55	1.45	1.64	18.63	86.88	$ 285,510
1.31	1.45	1.62	1.67	103.90	$ 325,135
0.71	1.45	1.58	1.09	70.88	$ 479,223

0.88	1.25	1.44	2.45	71.09	$ 125,363
0.81	1.25	1.47	(4.11)	44.41	$ 164,663
0.74	1.25	1.46	18.90	86.88	$ 209,066
1.55	1.25	1.39	1.87	103.90	$ 267,623
0.86	1.24	1.37	1.30	70.88	$ 333,247

1.10	0.99	1.12	2.74	71.09	$ 153,366
1.06	0.99	1.17	(3.87)	44.41	$ 229,485
0.96	0.99	1.15	19.17	86.88	$ 298,970
1.88	0.95	0.95	2.19	103.90	$ 529,330
1.01	0.98	1.11	1.57	70.88	$ 685,617

1.37	0.79	0.88	2.95	71.09	$ 219,441
1.33	0.79	0.83	(3.68)	44.41	$ 457,006
1.23	0.78	0.79	19.40	86.88	$ 536,296
2.19	0.74	0.74	2.40	103.90	$ 473,941
1.33	0.74	0.74	1.81	70.88	$ 420,849
Annual Report  |  25

Report of Independent Registered Public Accounting Firm
Thornburg International Value Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg International Value Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
26   |  Annual Report

Expense Example
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,027.35	$ 6.25
Hypothetical*	$1,000.00	$1,018.90	$ 6.23
CLASS C SHARES
Actual	$1,000.00	$1,022.63	$10.45
Hypothetical*	$1,000.00	$1,014.74	$10.40
CLASS I SHARES
Actual	$1,000.00	$1,028.65	$ 4.83
Hypothetical*	$1,000.00	$1,020.31	$ 4.81
CLASS R3 SHARES
Actual	$1,000.00	$1,025.99	$ 7.36
Hypothetical*	$1,000.00	$1,017.80	$ 7.33
CLASS R4 SHARES
Actual	$1,000.00	$1,027.09	$ 6.35
Hypothetical*	$1,000.00	$1,018.80	$ 6.33
CLASS R5 SHARES
Actual	$1,000.00	$1,028.23	$ 5.03
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R6 SHARES
Actual	$1,000.00	$1,029.20	$ 4.02
Hypothetical*	$1,000.00	$1,021.11	$ 4.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.23%; C: 2.06%; I: 0.95%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.79%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  27

Trustees and Officers
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
28   |  Annual Report

Trustees and Officers, Continued
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  29

Trustees and Officers, Continued
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
30   |  Annual Report

Other Information
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For tax year ended September 30, 2019, dividends paid by Thornburg International Value Fund of $54,098,297 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 86.96% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 2.59% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2019, foreign source income and foreign taxes paid is $74,568,670 and $5,509,902 respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  31

Other Information, Continued
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to two broad-based securities indices and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to one of its benchmarks and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (8) comparison of the Fund’s annualized return to the Fund’s benchmark indices over various periods since the Fund’s inception; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders. The Trustees also noted the improvement in the Fund’s investment performance and favorable results relative to comparatives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of
32  |  Annual Report

Other Information, Continued
Thornburg International Value Fund  |  September 30, 2019 (Unaudited)
the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the two peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  33

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
34  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH078

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Core Growth Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
October 9, 2019
Dear Fellow Shareholder,
For the 12 months ended September 30, 2019, the Thornburg Core Growth Fund returned negative 2.26% (Class I shares). The Fund’s benchmark, the Russell 3000 Growth Index, returned 2.70%. On September 30, 2019, the NAV per share of the Class I shares was $42.35.
Volatility has returned to U.S. equity markets. Although the period returns appear benign, there were significant contractions and recoveries during the year. The first quarter of the period was strongly negative, with the Russell 3000 Growth Index down over 20% from October 1, 2018 to December 24, 2018. Markets recovered but have since struggled to sustain positive momentum with significant downdrafts in May and the end of July. The primary drivers of volatility have been the escalating trade war between the United States and China and weakening economic indicators in the U.S. and globally. Risk appetite of investors seems subdued, as small and midcap stocks have underperformed by a wide margin.
Performance Discussion
Sector performance, driven by stock selection, was positive in information technology and industrials during the period. This was offset by weak stock selection within energy, financials and communication services.
Leading top performers for the period were FleetCor Technologies, Comcast, Fidelity National Information Services, ServiceNow and Proofpoint.
FleetCor Technologies is a global provider of fleet payment cards and commercial payment solutions. FleetCor saw accelerating fundamentals in the core fleet card business and continued to extend their growth runway through newer business segments.
Comcast is a media company that provides cable, broadband and phone services, owns and produces media content and operates theme parks. Equity performance was driven by strong fundamental results as demand for broadband remains very strong, even as demand for traditional cable wanes.
Fidelity National Information Services (FIS) is a global provider of payment solutions and the acquirer of Worldpay. As a shareholder of Worldpay, we realized a 39% takeover premium from when the deal was announced in mid-March. We received shares of FIS in the transaction and have a favorable view of the transaction synergies and competitive positioning of the newly formed company.
ServiceNow’s shares have re-rated as investors have come to better appreciate the strong secular growth prospects of cloud based “SaaS” software companies such as ServiceNow. Furthermore, the company has executed well over the past year, growing revenues rapidly at scale as they increasingly become a critical partner for businesses as they digitize their various workflows.
Proofpoint is a software company that provides a suite of on-demand protection solutions that include threat protection, compliance and secure communication. One of their areas of expertise is email security, where they have a best in class solution. Email has been an area experiencing growing pressure from viruses, hacker attacks and spam. This has led to growing demand for Proofpoint products which has driven strong fundamental results.
Bottom performers for the period included Affiliated Managers Group, SVB Financial Group, Inogen, Concho Resources and Activision.
Affiliated Managers Group’s shares have de-rated as investors have become frustrated with a variety of factors, including persistently weak organic flows, less than stellar capital allocation decisions, inconsistent communication and the overall late-cycle dynamics that financial markets are faced with. With overall assets under management (AUM) likely to head lower rather than higher, we have exited the position for higher conviction ideas.
SVB Financial Group sold off primarily due to volatile equity markets. The combination of a slower rising rate environment coupled with potential initial public offering delays to start 2019 caused pressure in the shares. We exited the position (a long-term positive contributor) in December as fundamentals felt to be peaking.
Inogen shares stumbled as the company missed revenue targets due to a sudden slowdown in sales to a large national account as well as lower than expected sales in their direct-to-consumer business. Given the multiple missteps by management, and limited near term visibility on growth, we have exited the position.
Concho Resources is an oil and gas exploration and production company operating primarily in the Permian Basin. During the last quarter of the period Concho, and many of its peers, suffered steep stock declines as the oil price declined but, more importantly, as the value of their assets came into question.
Activision is a leading publisher and developer of video games. Shares were pressured in the early part of the fiscal year as the industry faced a rapidly changing landscape. While Activision was late to respond to these dynamics, they have since restructured the company to focus resources on their strongest franchises. We believe this strategy will bear fruit over the long term and remain holders.
We expect to see a wider dispersion of investing outcomes, with gains less broad-based in a slowing environment. We remain focused on bottom-up stock selection and our process, which focuses on high quality growth companies with secular growth opportunities that can sustainably compound value over the long term through idiosyncratic factors such as expanding market

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
share, deepening economic moats, superior technology and best in class execution. The businesses we own in the portfolio today are well positioned for long-term growth, and we remain excited about their prospects.
We thank you for investing alongside us in the Thornburg Core Growth Fund.

Greg Dunn Managing Director Portfolio Manager	Ted Chang, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/27/00)
Without sales charge	-2.62%	11.74%	8.29%	11.21%	6.66%
With sales charge	-7.01%	10.04%	7.29%	10.70%	6.40%
Class C Shares (Incep: 12/27/00)
Without sales charge	-3.42%	10.84%	7.44%	10.35%	5.82%
With sales charge	-4.38%	10.84%	7.44%	10.35%	5.82%
Class I Shares (Incep: 11/3/03)	-2.26%	12.17%	8.71%	11.67%	9.04%
Class R3 Shares (Incep: 7/1/03)	-2.76%	11.59%	8.15%	11.11%	9.14%
Class R4 Shares (Incep: 2/1/07)	-2.64%	11.71%	8.27%	11.22%	6.00%
Class R5 Shares (Incep: 10/3/05)	-2.26%	12.17%	8.71%	11.68%	8.12%
Russell 3000 Growth Index (Since 12/27/00)	2.70%	16.36%	13.07%	14.74%	6.34%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.34%; C shares, 2.14%; I shares, 1.05%; R3 shares, 1.80%; R4 shares, 1.97%; R5 shares, 1.33%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%, R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.

Glossary
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
6  |  Annual Report

Fund Summary
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may also invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Amazon.com, Inc.	4.8%
Alphabet, Inc. Class C	4.0%
Visa, Inc. Class A	3.6%
Activision Blizzard, Inc.	3.6%
Microsoft Corp.	3.6%
Booking Holdings, Inc.	3.5%
Comcast Corp. Class A	3.3%
Expedia Group, Inc.	3.2%
Facebook, Inc. Class A	3.0%
Brink’s Co.	2.8%
SECTOR EXPOSURE
Information Technology	31.0%
Communication Services	17.8%
Consumer Discretionary	16.4%
Health Care	7.4%
Financials	6.6%
Industrials	5.0%
Consumer Staples	4.3%
Energy	1.4%
Materials	1.0%
Other Assets Less Liabilities	9.1%

TOP TEN INDUSTRY GROUPS
Software & Services	26.3%
Media & Entertainment	17.8%
Retailing	14.1%
Commercial & Professional Services	5.0%
Healthcare Equipment & Services	4.4%
Diversified Financials	4.3%
Food, Beverage & Tobacco	4.3%
Semiconductors & Semiconductor Equipment	3.0%
Pharmaceuticals, Biotechnology & Life Sciences	3.0%
Consumer Services	2.3%

COUNTRY EXPOSURE* (percent of equity holdings)
United States	89.9%
China	2.8%
Ireland	2.4%
Mexico	2.3%
France	1.6%
Argentina	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Core Growth Fund  |  September 30, 2019
		SHARES	VALUE
	Common Stock — 90.9%
	Banks — 2.3%
	Banks — 2.3%
	JPMorgan Chase & Co.	117,334	$ 13,809,038
			13,809,038
	Commercial & Professional Services — 5.0%
	Commercial Services & Supplies — 5.0%
	Brink’s Co.	201,796	16,738,978
[a]	IAA, Inc.	325,951	13,601,935
			30,340,913
	Consumer Services — 2.3%
	Hotels, Restaurants & Leisure — 2.3%
	Las Vegas Sands Corp.	242,700	14,018,352
			14,018,352
	Diversified Financials — 4.3%
	Capital Markets — 4.3%
	Charles Schwab Corp.	254,500	10,645,735
	CME Group, Inc.	73,371	15,506,227
			26,151,962
	Energy — 1.4%
	Oil, Gas & Consumable Fuels — 1.4%
	Pioneer Natural Resources Co.	65,924	8,291,262
			8,291,262
	Food, Beverage & Tobacco — 4.3%
	Beverages — 2.1%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	141,500	12,958,570
	Food Products — 2.2%
	Kerry Group plc Class A	112,182	13,119,872
			26,078,442
	Healthcare Equipment & Services — 4.4%
	Health Care Equipment & Supplies — 1.9%
[a]	DexCom, Inc.	76,257	11,380,595
	Health Care Providers & Services — 2.5%
[a]	DaVita, Inc.	271,807	15,512,025
			26,892,620
	Materials — 1.0%
	Chemicals — 1.0%
	CF Industries Holdings, Inc.	119,843	5,896,276
			5,896,276
	Media & Entertainment — 17.8%
	Entertainment — 7.0%
	Activision Blizzard, Inc.	408,985	21,643,486
[a]	Netflix, Inc.	43,366	11,605,609
[a]	Ubisoft Entertainment S.A.	123,300	8,915,491
	Interactive Media & Services — 7.5%
[a]	Alphabet, Inc. Class C	19,785	24,117,915
[a]	Facebook, Inc. Class A	103,338	18,402,431
[a]	Pinterest, Inc. Class A	109,521	2,896,830
	Media — 3.3%
	Comcast Corp. Class A	441,363	19,896,644
			107,478,406
	Pharmaceuticals, Biotechnology & Life Sciences — 3.0%
	Biotechnology — 3.0%
[a]	Alexion Pharmaceuticals, Inc.	94,925	9,296,955
	Gilead Sciences, Inc.	136,300	8,638,694
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Core Growth Fund  |  September 30, 2019
		SHARES	VALUE
			17,935,649
	Retailing — 14.1%
	Internet & Direct Marketing Retail — 14.1%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	92,839	$ 15,525,466
[a]	Amazon.com, Inc.	16,785	29,137,250
[a]	Booking Holdings, Inc.	10,974	21,537,682
	Expedia Group, Inc.	142,320	19,129,231
			85,329,629
	Semiconductors & Semiconductor Equipment — 3.0%
	Semiconductors & Semiconductor Equipment — 3.0%
[a]	Micron Technology, Inc.	224,095	9,602,471
	Texas Instruments, Inc.	66,800	8,633,232
			18,235,703
	Software & Services — 26.3%
	Information Technology Services — 13.4%
	Accenture plc Class A	33,000	6,347,550
	Fidelity National Information Services, Inc.	98,095	13,023,092
[a]	FleetCor Technologies, Inc.	47,953	13,751,962
[a]	PayPal Holdings, Inc.	114,400	11,850,696
[a]	Square, Inc. Class A	225,000	13,938,750
	Visa, Inc. Class A	128,728	22,142,503
	Software — 12.9%
[a]	Globant S.A.	57,715	5,285,540
	Microsoft Corp.	155,036	21,554,655
[a]	Proofpoint, Inc.	52,586	6,786,223
[a]	salesforce.com, Inc.	100,910	14,979,081
[a]	ServiceNow, Inc.	33,806	8,581,653
[a]	Splunk, Inc.	89,619	10,562,495
[a]	Workday, Inc. Class A	45,228	7,686,951
[a]	Zoom Video Communications, Inc. Class A	38,256	2,915,107
			159,406,258
	Technology Hardware & Equipment — 1.7%
	Technology Hardware, Storage & Peripherals — 1.7%
	Apple, Inc.	46,722	10,464,326
			10,464,326
	Total Common Stock (Cost $474,436,676)		550,328,836
	Short-Term Investments — 9.0%
[b]	Thornburg Capital Management Fund	5,479,196	54,791,964
	Total Short-Term Investments (Cost $54,791,964)		54,791,964
	Total Investments — 99.9% (Cost $529,228,640)		$605,120,800
	Other Assets Less Liabilities — 0.1%		490,777
	Net Assets — 100.0%		$605,611,577

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
Annual Report  |  9

Statement of Assets and Liabilities
Thornburg Core Growth Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $474,436,676)	$ 550,328,836
Non-controlled affiliated issuer (cost $54,791,964)	54,791,964
Receivable for investments sold	1,583,535
Receivable for fund shares sold	65,827
Dividends receivable	117,634
Dividend and interest reclaim receivable	1,089
Prepaid expenses and other assets	41,625
Total Assets	606,930,510
Liabilities
Payable for fund shares redeemed	447,633
Payable to investment advisor and other affiliates (Note 4)	580,009
Accounts payable and accrued expenses	291,291
Total Liabilities	1,318,933
Net Assets	$ 605,611,577
NET ASSETS CONSIST OF
Distributable earnings	$ 126,521,783
Net capital paid in on shares of beneficial interest	479,089,794
$ 605,611,577
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($259,799,488 applicable to 6,598,787 shares of beneficial interest outstanding - Note 5)	$ 39.37
Maximum sales charge, 4.50% of offering price	1.86
Maximum offering price per share	$ 41.23
Class C Shares:
Net asset value and offering price per share* ($36,840,967 applicable to 1,086,290 shares of beneficial interest outstanding - Note 5)	$ 33.91
Class I Shares:
Net asset value, offering and redemption price per share ($254,720,547 applicable to 6,014,176 shares of beneficial interest outstanding - Note 5)	$ 42.35
Class R3 Shares:
Net asset value, offering and redemption price per share ($30,083,872 applicable to 770,304 shares of beneficial interest outstanding - Note 5)	$ 39.05
Class R4 Shares:
Net asset value, offering and redemption price per share ($4,183,005 applicable to 105,934 shares of beneficial interest outstanding - Note 5)	$ 39.49
Class R5 Shares:
Net asset value, offering and redemption price per share ($19,983,698 applicable to 472,338 shares of beneficial interest outstanding - Note 5)	$ 42.31

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
10  |  Annual Report

Statement of Operations
Thornburg Core Growth Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,853)	$ 4,861,090
Non-controlled affiliated issuer	917,456
Total Income	5,778,546
EXPENSES
Investment advisory fees (Note 4)	5,509,605
Administration fees (Note 4)
Class A Shares	233,669
Class C Shares	39,657
Class I Shares	232,343
Class R3 Shares	29,597
Class R4 Shares	3,652
Class R5 Shares	20,892
Distribution and service fees (Note 4)
Class A Shares	665,106
Class C Shares	451,826
Class R3 Shares	168,629
Class R4 Shares	10,393
Transfer agent fees
Class A Shares	270,614
Class C Shares	71,719
Class I Shares	160,235
Class R3 Shares	93,515
Class R4 Shares	15,342
Class R5 Shares	83,858
Registration and filing fees
Class A Shares	14,427
Class C Shares	12,717
Class I Shares	13,817
Class R3 Shares	13,052
Class R4 Shares	12,569
Class R5 Shares	12,825
Custodian fees	52,711
Professional fees	65,281
Trustee and officer fees (Note 4)	37,264
Other expenses	81,579
Total Expenses	8,376,894
Less:
Expenses reimbursed by investment advisor (Note 4)	(391,985)
Net Expenses	7,984,909
Net Investment Loss	$ (2,206,363)
Annual Report  |  11

Statement of Operations, Continued
Thornburg Core Growth Fund  |  Year Ended September 30, 2019
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 54,108,925
Foreign currency transactions	(11,552)
54,097,373
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(71,350,351)
Foreign currency translations	560
(71,349,791)
Net Realized and Unrealized Loss	(17,252,418)
Net Decrease in Net Assets Resulting from Operations	$ (19,458,781)
See notes to financial statements.
12  |  Annual Report

Statements of Changes in Net Assets
Thornburg Core Growth Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment loss	$ (2,206,363)	$ (3,700,426)
Net realized gain (loss) on investments and foreign currency transactions	54,097,373	165,765,366
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(71,349,791)	(16,297,238)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,458,781)	145,767,702
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(28,138,946)	63,051,371
Class C Shares	(15,122,046)	(101,970,153)
Class I Shares	(24,897,376)	(4,992,603)
Class R3 Shares	(9,425,792)	(15,683,490)
Class R4 Shares	(293,149)	(7,673,126)
Class R5 Shares	(10,416,662)	(1,875,573)
Net Increase (Decrease) in Net Assets	(107,752,752)	76,624,128
NET ASSETS
Beginning of Year	713,364,329	636,740,201
End of Year	$ 605,611,577	$ 713,364,329
See notes to financial statements.
Annual Report  |  13

Notes to Financial Statements
Thornburg Core Growth Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.
The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2019
delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 530,783,218
Gross unrealized appreciation on a tax basis	89,910,098
Gross unrealized depreciation on a tax basis	(15,572,516)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 74,337,582
Temporary book tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.
At September 30, 2019, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to October 31, 2018 through September 30, 2019 of $1,720,335. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2020.
In order to account for permanent book to tax differences, the Fund increased distributable earnings by $3,117,562 and decreased the net capital paid in on shares of beneficial interest by $3,117,562. Reclassifications have no impact upon the net asset value of the Fund and result primarily from non-deductible operating losses.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2019
At September 30, 2019, the Fund did not have any undistributed tax basis net ordinary investment income and had undistributed tax basis capital gains of $53,904,752.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2019
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 550,328,836	$ 550,328,836	$ —	$ —
Short-Term Investments	54,791,964	54,791,964	—	—
Total Investments in Securities	$ 605,120,800	$ 605,120,800	$ —	$ —
Total Assets	$ 605,120,800	$ 605,120,800	$ —	$—
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2019
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2019 was 0.864% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $10,933 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,276 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class I shares, 0.99%; Class R3 shares, 1.50%; Class R4 shares, 1.40%; Class R5 shares, 0.99%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2019
contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees of $171,707 for Class I Shares, $102,738 for Class R3 shares, $21,237 for Class R4 shares, and $96,303 for Class R5 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 7.66%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$43,785,824	$277,132,269	$(266,126,129)	$-	$-	$54,791,964	$917,456
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	541,287	$ 20,620,298	2,648,691	$ 102,848,390
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(1,275,196)	(48,759,244)	(1,078,735)	(39,797,019)
Net increase (decrease)	(733,909)	$ (28,138,946)	1,569,956	$ 63,051,371
Class C Shares
Shares sold	152,226	$ 4,818,016	142,699	$ 4,669,918
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(601,080)	(19,940,062)	(3,186,362)	(106,640,071)
Net decrease	(448,854)	$ (15,122,046)	(3,043,663)	$ (101,970,153)
Class I Shares
Shares sold	596,624	$ 24,270,464	1,000,610	$ 39,866,402
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(1,186,019)	(49,167,840)	(1,172,618)	(44,859,005)
Net decrease	(589,395)	$ (24,897,376)	(172,008)	$ (4,992,603)
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	111,678	$ 4,160,104	152,644	$ 5,576,446
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(361,286)	(13,585,896)	(589,803)	(21,259,936)
Net decrease	(249,608)	$ (9,425,792)	(437,159)	$ (15,683,490)
Class R4 Shares
Shares sold	302,187	$ 11,693,291	180,163	$ 8,379,103
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(306,810)	(11,986,440)	(233,164)	(16,052,229)
Net decrease	(4,623)	$ (293,149)	(53,001)	$ (7,673,126)
Class R5 Shares
Shares sold	83,722	$ 3,402,828	211,055	$ 6,542,444
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(337,535)	(13,819,490)	(414,498)	(8,418,017)
Net decrease	(253,813)	$ (10,416,662)	(203,443)	$ (1,875,573)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $244,867,614 and $343,885,437, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the year ended September 30, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  September 30, 2019
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  21

Financial Highlights
Thornburg Core Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	$ 39.37
2018	$ 32.46	(0.21)	8.18	7.97	—	—	—	$ 40.43
2017	$ 28.22	(0.24)	4.48	4.24	—	—	—	$ 32.46
2016	$ 26.09	(0.27)	2.40	2.13	—	—	—	$ 28.22
2015	$ 26.44	(0.26)	(0.09)	(0.35)	—	—	—	$ 26.09
CLASS C SHARES
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	$ 33.91
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	$ 35.11
2017	$ 24.90	(0.41)	3.94	3.53	—	—	—	$ 28.43
2016	$ 23.20	(0.41)	2.11	1.70	—	—	—	$ 24.90
2015	$ 23.69	(0.42)	(0.07)	(0.49)	—	—	—	$ 23.20
CLASS I SHARES
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	$ 42.35
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	$ 43.33
2017	$ 30.01	(0.12)	4.78	4.66	—	—	—	$ 34.67
2016	$ 27.64	(0.17)	2.54	2.37	—	—	—	$ 30.01
2015	$ 27.90	(0.16)	(0.10)	(0.26)	—	—	—	$ 27.64
CLASS R3 SHARES
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	$ 39.05
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	$ 40.16
2017	$ 28.10	(0.27)	4.47	4.20	—	—	—	$ 32.30
2016	$ 26.01	(0.29)	2.38	2.09	—	—	—	$ 28.10
2015	$ 26.39	(0.29)	(0.09)	(0.38)	—	—	—	$ 26.01
CLASS R4 SHARES
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	$ 39.49
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	$ 40.56
2017	$ 28.33	(0.24)	4.50	4.26	—	—	—	$ 32.59
2016	$ 26.19	(0.27)	2.41	2.14	—	—	—	$ 28.33
2015	$ 26.54	(0.26)	(0.09)	(0.35)	—	—	—	$ 26.19
CLASS R5 SHARES
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	$ 42.31
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	$ 43.29
2017	$ 29.98	(0.12)	4.78	4.66	—	—	—	$ 34.64
2016	$ 27.61	(0.17)	2.54	2.37	—	—	—	$ 29.98
2015	$ 27.87	(0.16)	(0.10)	(0.26)	—	—	—	$ 27.61

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Core Growth Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
(0.57)	1.34	1.34	24.55	54.98	$ 296,429
(0.79)	1.40	1.40	15.02	72.03	$ 187,062
(1.00)	1.40	1.40	8.16	86.24	$ 199,178
(0.93)	1.39	1.39	(1.32)	96.02	$ 234,284

(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
(1.33)	2.14	2.14	23.50	54.98	$ 53,903
(1.56)	2.16	2.16	14.18	72.03	$ 130,165
(1.76)	2.16	2.16	7.33	86.24	$ 156,115
(1.69)	2.15	2.15	(2.07)	96.02	$ 176,422

(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
(0.20)	0.99	1.05	24.98	54.98	$ 286,152
(0.37)	0.99	1.05	15.53	72.03	$ 234,922
(0.59)	0.99	1.05	8.57	86.24	$ 198,658
(0.53)	0.99	1.05	(0.93)	96.02	$ 244,691

(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
(0.72)	1.50	1.80	24.33	54.98	$ 40,963
(0.90)	1.50	1.84	14.95	72.03	$ 47,064
(1.10)	1.50	1.81	8.04	86.24	$ 55,809
(1.05)	1.50	1.79	(1.44)	96.02	$ 70,310

(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
(0.62)	1.40	1.97	24.46	54.98	$ 4,484
(0.80)	1.40	2.00	15.04	72.03	$ 5,330
(1.00)	1.40	1.86	8.17	86.24	$ 6,821
(0.94)	1.40	1.82	(1.32)	96.02	$ 9,632

(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
(0.21)	0.99	1.33	24.97	54.98	$ 31,433
(0.38)	0.99	1.34	15.54	72.03	$ 32,197
(0.59)	0.99	1.30	8.58	86.24	$ 38,629
(0.54)	0.99	1.24	(0.93)	96.02	$ 45,126
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Core Growth Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Core Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Core Growth Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,007.41	$ 6.84
Hypothetical*	$1,000.00	$1,018.25	$ 6.88
CLASS C SHARES
Actual	$1,000.00	$1,003.55	$10.70
Hypothetical*	$1,000.00	$1,014.39	$10.76
CLASS I SHARES
Actual	$1,000.00	$1,009.29	$ 4.99
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R3 SHARES
Actual	$1,000.00	$1,006.70	$ 7.55
Hypothetical*	$1,000.00	$1,017.55	$ 7.59
CLASS R4 SHARES
Actual	$1,000.00	$1,007.39	$ 7.05
Hypothetical*	$1,000.00	$1,018.05	$ 7.08
CLASS R5 SHARES
Actual	$1,000.00	$1,009.30	$ 4.99
Hypothetical*	$1,000.00	$1,020.10	$ 5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.36%; C: 2.13%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other
Annual Report  |  29

Other Information, Continued
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to two broad-based securities indices and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index over various periods since the Fund’s inception; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders.
The Trustees considered explanations from the Advisor respecting performance of the Fund in some recent periods that had compared less favorably to some comparative measures, together with the reports they had received from the Advisor throughout the year, explanations of the comparisons by reference to the investment strategies of the Fund, the effects of market and economic conditions, the investment decisions by the Advisor in view of the Fund’s strategies, and where pertinent the Advisor’s measures and expectations for improvement in the Fund’s relative investment performance. The Trustees noted their understanding that strategies pursued for a fund may produce intermittent lower relative performance, other funds managed by the Advisor have in the past returned to favor as conditions changed or the strategies of those funds gained traction, and that the Advisor has successfully remediated lower relative performance of other funds in cases where execution of investment strategies had contributed to lower performance. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that
30   |  Annual Report

Other Information, Continued
Thornburg Core Growth Fund  |  September 30, 2019 (Unaudited)
category. Peer group data showed that the Fund’s stated advisory fee was higher than the median level for the two peer groups but comparable to other funds in the peer group, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

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Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH082

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg International Growth Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
October 10, 2019
Dear Fellow Shareholder:
For the fiscal year ended September 30, 2019, the Thornburg International Growth Fund returned negative 6.02% (Class I shares), underperforming its benchmark, the MSCI All Country World ex-U.S. Growth Index, which returned 2.03%. On September 30, 2019, the net asset value of the Class I shares was $22.13.
We were disappointed to trail the benchmark for the year but remain encouraged by the Fund’s strong long-term performance. Although the recent environment for international equities has been difficult for certain segments of the market, such as stocks with smaller capitalization ranges, we also made some individual stock selection errors. We remain committed to working as hard as possible, learning from our mistakes, and returning performance towards levels more in line with our long-term track record. As we have said in the past, investing is a marathon and not a sprint, with business value compounded over longer time horizons as opposed to shorter ones.
Although the absolute return of international equity indices over the past fiscal year has been relatively muted, digging beneath the surface we saw several periods of acute volatility as markets were pressured by various events such as rising trade tensions, weak economic data points, tightening monetary policy, political developments and general concerns around slowing global growth and late cycle fears. Over this period, we have seen investors clamor for safe-haven assets, such as treasuries and other foreign sovereign debt. We have seen yields fall across many forms of government debt and remarkably the world now has about $15.8 trillion dollars of negatively yielding bonds.
The flight to safety has impacted equities as well, driving investors towards stocks that are perceived as defensive and low volatility, such as consumer staples and utilities, which have been the two best performing sectors in our benchmark over the past year. Investors have also shied away from riskier segments, such as smaller capitalization stocks. From a market capitalization standpoint, our significant exposure towards smaller and medium-sized capitalization ranges vis-à-vis the benchmark proved to be a significant headwind. With large capitalization stocks posting generally positive returns while small and medium capitalization stocks were generally negative, our relative positioning from a market capitalization standpoint resulted in a nearly 400 basis point drag on relative performance during the fiscal year. Low growth large and mega cap stocks, many of which dominate top spots in our benchmark, have led the markets and now many of these stocks are at valuation levels that represent multi-year highs. As a fund with a high active share, we seek to own a portfolio of stocks that look different than our benchmark and the stock attributes we prefer, although not in favor at the moment, we believe will, over time, deliver favorable returns.
During the fiscal year, the top performing sectors for the Fund were materials and information technology. We had no exposure to materials during the year, and this proved to be a tailwind to performance as that sector underperformed. Within information technology, we saw positive underlying stock selection drive much of the outperformance in this sector. The key sectors that drove underperformance were consumer discretionary and consumer staples, where we simply had unsatisfactory stock selection results. On a geographic basis, our best performing countries were the United States and Korea. The companies we own in the United States are domiciled there, but economically are more exposed to international markets and the growth opportunities therein. In Korea, being underweight helped us, as well as a favorably-timed initial purchase of our singular holding in the country, SK Hynix. Our primary detractors on a country level were the United Kingdom, where two of our e-commerce holdings underperformed, and Germany.
Contributors and Detractors
Leading contributors to performance on a stock basis for this period included Worldpay, TAL Education, AstraZeneca, Mastercard and Edenred.
Worldpay is a global provider of payment solutions. During the early part of the year, Worldpay reported accelerating fundamentals and subsequently received a takeover offer from Fidelity National Information Services. The deal was completed during the latter part of the fiscal year at a healthy premium and the combined scale of the two companies is expected to generate a robust degree of synergies.
TAL Education Group provides after school tutoring services as well as an online education platform in China. Rising urbanization, favorable demographics and intense competition for admission into top schools in China have been tailwinds for the business. TAL has grown rapidly over the past year as it benefits from positive brand recognition due to its strong reputation for quality outcomes, increasing penetration of online services and a regulatory environment that should favor larger players like TAL over time.
AstraZeneca is a U.K.-domiciled global pharmaceutical provider. Our initial investment thesis centered upon the expansion of Astra’s oncology franchise as a driver of accelerating growth, expanding margins and ultimately business value creation. We are delighted that the proof points we have seen so far, such as sales trends, regulatory approvals and clinical data read outs have been favorable and we remain hopeful that our thesis will continue to play out over an even longer time horizon.
Mastercard is a leading global payments and technology company that helps to enable global commerce. During the fiscal year, Mastercard has consistently delivered strong financial results and over the long run we believe Mastercard will continue to benefit from the secular trend of payments transactions shifting from cash towards digital forms.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
Edenred is a France-based global provider of payments and benefits solutions. During the year, organic revenue growth has accelerated, and shares have re-rated higher as quality growth stocks in Europe continue to attract a scarcity premium in terms of valuation. Furthermore, Edenred has made several strategic acquisitions that have been positively viewed as extensions of its growth runway.
Primary detractors to performance for the fiscal year were ASOS, Baidu, Fresenius Medical Care, Wirecard and Zozo, Inc.
ASOS is a UK-based online fashion retailer. The company issued two profit warnings over the past year. The first related to poor performance from heightened competition over the most recent holiday season and the second due to operational missteps and disruption in their warehouses leading to elevated fulfilment costs and lower margins. Although the stock is trading at historically low levels relative to peers and its own history, the structural growth opportunity remains attractive and the management team asserts the current issues are temporary. The recent track record of execution has been very poor and competition from other digitally native retailers is increasing. Our holding is under review.
Baidu is an internet company that operates a search engine and other online services in China. Shares have fallen as revenues have slowed and earnings have collapsed over the past year due to weak advertising sales from a slowing economy as well as increasing competition. Baidu has seen the economic moat around its search engine business deteriorate as advertising dollars move to competitors, such as short video platforms. Given the fundamental concerns, we have exited position.
Fresenius Medical Care is a German provider of kidney dialysis services and equipment. Shares have suffered from a combination of weak operating performance as well as heightened regulatory concerns as it relates to a recently signed executive order called Advancing American Kidney Health. We believe the regulatory proposals will have a limited fundamental impact on the business and recent operational issues are either transitory or correctable.
Wirecard is a German digital payments platform provider and a long-held position within the Fund that has been a strong contributor over time. During the fiscal year, shares fell sharply due to an allegation of fraudulent accounting practices in a small segment of their business managed out of their Singapore offices. The company has denied any wrongdoing and nothing material was found by the law firm that was hired to investigate. Shares partially recovered as SoftBank announced a €900m strategic investment in the company, representing about a 5.6% stake, via a convertible bond issue. Despite also reporting financial results since the allegations that tracked better than consensus expectations, the stock remains modestly down over the fiscal year.
Zozo is a Japanese fashion e-commerce platform. The company reported results that saw operating losses widen dramatically due to costs associated with ramping their private brand business. Outside of the private brand, the core business saw merchandise value growth disappoint and some brands have recently decided to leave the platform. Given the execution issues and decelerating growth trends, we completely sold out of the position.
We have always managed the Fund with a long-term perspective and have consistently stayed true to our philosophy and process. We strive to deliver our shareholders superior risk-adjusted returns through a full market cycle through a fundamentally-driven process that seeks to invest in the highest quality international growth stocks, secular themes, idiosyncratic opportunities and a mix of capitalization ranges that tend to skew smaller than the index. Although we recognize there are times when our style is temporarily out of favor, or we undergo stretches where stock selection mistakes are made, over the long run our approach has been effective at achieving favorable results for our investors. We remain optimistic about the potential for long-term business value creation from the portfolio of individual companies we have identified through our active, bottom-up investment process and look forward to once again delivering the type of outperformance we have demonstrated over the past decade.
We thank you for investing alongside us in the Thornburg International Growth Fund.

Greg Dunn Managing Director Portfolio Manager	Sean Koung Sun, cfa Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 2/1/07)
Without sales charge	-6.36%	6.28%	4.95%	9.28%	6.41%
With sales charge	-10.57%	4.65%	3.99%	8.78%	6.03%
Class C Shares (Incep: 2/1/07)
Without sales charge	-7.04%	5.48%	4.16%	8.45%	5.66%
With sales charge	-7.94%	5.48%	4.16%	8.45%	5.66%
Class I Shares (Incep: 2/1/07)	-6.02%	6.67%	5.35%	9.76%	6.93%
Class R3 Shares (Incep: 2/1/08)	-6.50%	6.14%	4.83%	9.20%	5.32%
Class R4 Shares (Incep: 2/1/08)	-6.39%	6.25%	4.93%	9.33%	5.42%
Class R5 Shares (Incep: 2/1/08)	-6.05%	6.68%	5.35%	9.76%	5.85%
Class R6 Shares (Incep: 2/1/13)	-5.91%	6.80%	5.46%	-	6.30%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	2.03%	7.37%	4.86%	5.82%	3.25%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.32%; C shares, 2.08%; I shares, 0.99%; R3 shares, 1.98%; R4 shares, 1.88%; R5 shares, 1.25% and R6 shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99% and R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Lipper fund classification awards are given for the three-year, five-year, and 10-year periods. Fund family awards are issued for the three-year period only. Thornburg did not win the awards for any time periods or years other than those listed above. Only fund families with at least five bond funds were eligible for the Best Fixed Income Funds Manager Award. Lipper’s Large Company universe was comprised of fund families with more than $40 billion in total net assets for the 2012 award and more than $28 billion for the 2008 award.
From Thomson Reuters Lipper Awards, © 2018 Thomson Reuters. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution, or retransmission of this Content without express written permission is prohibited.

Glossary
The MSCI All Country (AC) World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Annual Report

Fund Summary
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd. Sponsored ADR	4.1%
AstraZeneca plc	3.7%
Tencent Holdings Ltd.	3.6%
Danone S.A.	2.7%
Fomento Economico Mexicano SAB de C.V.	2.6%
TAL Education Group	2.6%
Lonza Group AG	2.5%
Royal Dutch Shell plc Class A	2.4%
Wirecard AG	2.4%
Galaxy Entertainment Group Ltd.	2.3%

SECTOR EXPOSURE
Consumer Discretionary	21.5%
Information Technology	17.2%
Communication Services	15.1%
Health Care	12.0%
Consumer Staples	11.5%
Industrials	5.4%
Financials	5.2%
Energy	2.4%
Other Assets Less Liabilities	9.7%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	15.1%
Software & Services	13.9%
Retailing	12.2%
Food, Beverage & Tobacco	9.5%
Pharmaceuticals, Biotechnology & Life Sciences	7.8%
Consumer Services	7.1%
Healthcare Equipment & Services	4.2%
Diversified Financials	4.1%
Commercial & Professional Services	3.7%
Semiconductors & Semiconductor Equipment	3.3%

COUNTRY EXPOSURE* (percent of equity holdings)
China	13.4%
United States	12.8%
United Kingdom	11.2%
Germany	9.7%
France	9.4%
Japan	7.7%
Macao	4.5%
Ireland	4.4%
Netherlands	4.0%
Australia	3.9%
India	3.3%
Mexico	2.9%
Switzerland	2.8%
Taiwan	2.5%
Russian Federation	2.2%
South Korea	1.9%
Sweden	1.8%
United Arab Emirates	1.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg International Growth Fund  |  September 30, 2019
		SHARES	VALUE
	Common Stock — 90.3%
	Banks — 1.1%
	Thrifts & Mortgage Finance — 1.1%
	Housing Development Finance Corp. Ltd.	550,469	$ 15,356,613
			15,356,613
	Commercial & Professional Services — 3.7%
	Commercial Services & Supplies — 1.7%
	Edenred	525,765	25,231,732
	Professional Services — 2.0%
	Nihon M&A Center, Inc.	1,013,700	28,500,791
			53,732,523
	Consumer Durables & Apparel — 2.2%
	Textiles, Apparel & Luxury Goods — 2.2%
	adidas AG	100,144	31,179,265
			31,179,265
	Consumer Services — 7.1%
	Diversified Consumer Services — 2.5%
[a]	TAL Education Group ADR	1,084,601	37,136,738
	Hotels, Restaurants & Leisure — 4.6%
	Evolution Gaming Group AB	391,285	7,695,286
	Galaxy Entertainment Group Ltd.	5,447,658	33,884,089
	Sands China Ltd.	5,422,200	24,559,259
			103,275,372
	Diversified Financials — 4.1%
	Capital Markets — 4.1%
	Japan Exchange Group, Inc.	2,041,513	32,078,896
	St James’s Place plc	2,206,812	26,574,889
			58,653,785
	Energy — 2.4%
	Oil, Gas & Consumable Fuels — 2.4%
	Royal Dutch Shell plc Class A	1,172,499	34,377,276
			34,377,276
	Food, Beverage & Tobacco — 9.5%
	Beverages — 2.6%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	410,019	37,549,540
	Food Products — 5.0%
	Danone S.A.	450,342	39,670,530
	Kerry Group plc Class A	283,970	33,210,766
	Tobacco — 1.9%
	ITC Ltd.	7,561,419	27,650,274
			138,081,110
	Healthcare Equipment & Services — 4.2%
	Health Care Equipment & Supplies — 2.0%
	Siemens Healthineers AG	741,400	29,167,979
	Health Care Providers & Services — 2.2%
	Fresenius Medical Care AG & Co. KGaA	478,836	32,201,690
			61,369,669
	Household & Personal Products — 2.0%
	Personal Products — 2.0%
	Kose Corp.	171,600	28,963,699
			28,963,699
	Media & Entertainment — 15.1%
	Entertainment — 7.6%
	Activision Blizzard, Inc.	564,253	29,860,269
8   |  Annual Report

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2019
		SHARES	VALUE
[a]	DouYu International Holdings Ltd. ADR	966,400	$ 7,914,816
[a]	HUYA, Inc. ADR	802,271	18,965,686
[a]	Netflix, Inc.	55,020	14,724,452
[a]	Sea Ltd. ADR	318,300	9,851,385
[a]	Ubisoft Entertainment S.A.	387,195	27,997,027
	Interactive Media & Services — 7.5%
	carsales.com Ltd.	2,733,510	28,209,788
	Tencent Holdings Ltd.	1,249,600	52,645,281
[a]	Yandex N.V. Class A	808,998	28,323,020
			218,491,724
	Pharmaceuticals, Biotechnology & Life Sciences — 7.8%
	Biotechnology — 1.6%
	CSL Ltd.	146,593	23,121,981
	Life Sciences Tools & Services — 2.5%
	Lonza Group AG	106,900	36,138,530
	Pharmaceuticals — 3.7%
	AstraZeneca plc	599,265	53,500,935
			112,761,446
	Retailing — 12.2%
	Internet & Direct Marketing Retail — 10.1%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	350,161	58,557,424
[a]	ASOS plc	664,635	20,233,913
[a]	Booking Holdings, Inc.	16,102	31,601,946
[a]	Boozt AB	2,367,563	16,330,426
[a]	Just Eat plc	1,136,691	9,338,882
[a]	Mercari, Inc.	412,665	10,247,450
	Multiline Retail — 2.1%
	B&M European Value Retail S.A.	6,311,803	29,443,999
			175,754,040
	Semiconductors & Semiconductor Equipment — 3.3%
	Semiconductors & Semiconductor Equipment — 3.3%
	SK Hynix, Inc.	363,900	25,007,382
	Taiwan Semiconductor Manufacturing Co., Ltd.	2,589,000	22,994,277
			48,001,659
	Software & Services — 13.9%
	Information Technology Services — 13.4%
[a]	Adyen N.V.	27,524	18,131,875
	Capgemini SE	255,400	30,092,155
	Fidelity National Information Services, Inc.	193,839	25,734,184
	Mastercard, Inc. Class A	120,794	32,804,027
[a]	Network International Holdings plc	3,115,066	20,491,184
	Visa, Inc. Class A	187,191	32,198,724
	Wirecard AG	214,858	34,366,582
	Software — 0.5%
[a]	Blue Prism Group plc	611,224	7,139,536
			200,958,267
	Transportation — 1.7%
	Airlines — 1.7%
[a]	Ryanair Holdings plc Sponsored ADR	364,115	24,169,954
			24,169,954
	Total Common Stock (Cost $1,137,603,882)		1,305,126,402
	Short-Term Investments — 10.1%
[b]	Thornburg Capital Management Fund	14,611,678	146,116,782
	Total Short-Term Investments (Cost $146,116,782)		146,116,782
	Total Investments — 100.4% (Cost $1,283,720,664)		$1,451,243,184
Annual Report  |  9

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2019
	SHARES	VALUE
Liabilities Net of Other Assets — (0.4)%		(5,088,222)
Net Assets — 100.0%		$1,446,154,962

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	BBH	Sell	41,936,700	10/15/2019	51,590,821	$ 310,039	$ —

Net unrealized appreciation (depreciation)						$ 310,039

*	Counterparty includes Brown Brothers Harriman & Co. ("BBH").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Annual Report

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Annual Report  |  11

Statement of Assets and Liabilities
Thornburg International Growth Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,137,603,882)	$ 1,305,126,402
Non-controlled affiliated issuer (cost $146,116,782)	146,116,782
Cash	102,127
Cash denominated in foreign currency (cost $52)	52
Receivable for investments sold	1,783,326
Receivable for fund shares sold	1,388,015
Unrealized appreciation on forward currency contracts (Note 7)	310,039
Dividends receivable	2,124,046
Dividend and interest reclaim receivable	463,335
Prepaid expenses and other assets	88,593
Total Assets	1,457,502,717
Liabilities
Payable for investments purchased	7,980,452
Payable for fund shares redeemed	1,646,053
Payable to investment advisor and other affiliates (Note 4)	1,139,102
Accounts payable and accrued expenses	580,673
Dividends payable	1,475
Total Liabilities	11,347,755
Net Assets	$ 1,446,154,962
NET ASSETS CONSIST OF
Distributable earnings	$ 178,038,966
Net capital paid in on shares of beneficial interest	1,268,115,996
$ 1,446,154,962
12   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg International Growth Fund  |  September 30, 2019
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($107,196,160 applicable to 4,994,461 shares of beneficial interest outstanding - Note 5)	$ 21.46
Maximum sales charge, 4.50% of offering price	1.01
Maximum offering price per share	$ 22.47
Class C Shares:
Net asset value and offering price per share* ($47,979,799 applicable to 2,414,368 shares of beneficial interest outstanding - Note 5)	$ 19.87
Class I Shares:
Net asset value, offering and redemption price per share ($1,203,538,211 applicable to 54,382,558 shares of beneficial interest outstanding - Note 5)	$ 22.13
Class R3 Shares:
Net asset value, offering and redemption price per share ($6,274,402 applicable to 295,608 shares of beneficial interest outstanding - Note 5)	$ 21.23
Class R4 Shares:
Net asset value, offering and redemption price per share ($7,514,745 applicable to 352,190 shares of beneficial interest outstanding - Note 5)	$ 21.34
Class R5 Shares:
Net asset value, offering and redemption price per share ($28,728,598 applicable to 1,294,455 shares of beneficial interest outstanding - Note 5)	$ 22.19
Class R6 Shares:
Net asset value, offering and redemption price per share ($44,923,047 applicable to 2,018,345 shares of beneficial interest outstanding - Note 5)	$ 22.26

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg International Growth Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,169,704)	$ 17,506,565
Non-controlled affiliated issuer	2,678,237
Total Income	20,184,802
EXPENSES
Investment advisory fees (Note 4)	12,489,108
Administration fees (Note 4)
Class A Shares	94,365
Class C Shares	52,737
Class I Shares	1,100,975
Class R3 Shares	6,412
Class R4 Shares	8,388
Class R5 Shares	28,025
Class R6 Shares	41,323
Distribution and service fees (Note 4)
Class A Shares	268,667
Class C Shares	601,071
Class R3 Shares	36,523
Class R4 Shares	23,905
Transfer agent fees
Class A Shares	111,235
Class C Shares	66,385
Class I Shares	972,457
Class R3 Shares	28,902
Class R4 Shares	55,269
Class R5 Shares	95,002
Class R6 Shares	7,247
Registration and filing fees
Class A Shares	14,015
Class C Shares	13,019
Class I Shares	35,279
Class R3 Shares	12,662
Class R4 Shares	12,664
Class R5 Shares	13,532
Class R6 Shares	12,666
Custodian fees	219,859
Professional fees	138,346
Trustee and officer fees (Note 4)	81,136
Other expenses	165,530
Total Expenses	16,806,704
Less:
Expenses reimbursed by investment advisor (Note 4)	(747,767)
Net Expenses	16,058,937
Net Investment Income	$ 4,125,865
14   |  Annual Report

Statement of Operations, Continued
Thornburg International Growth Fund  |  Year Ended September 30, 2019
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 7,666,949
Forward currency contracts (Note 7)	4,600,793
Foreign currency transactions	(4,869)
12,262,873
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $85,938)	(132,477,143)
Forward currency contracts (Note 7)	627,741
Foreign currency translations	(22,023)
(131,871,425)
Net Realized and Unrealized Loss	(119,608,552)
Net Decrease in Net Assets Resulting from Operations	$ (115,482,687)
See notes to financial statements.
Annual Report  |  15

Statements of Changes in Net Assets
Thornburg International Growth Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 4,125,865	$ 6,336,516
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	12,262,873	70,339,435
Net change in unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(131,871,425)	(31,901,578)
Net Increase (Decrease) in Net Assets Resulting from Operations	(115,482,687)	44,774,373
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(3,914,434)	(4,353,047)
Class C Shares	(2,516,390)	(3,292,844)
Class I Shares	(50,306,025)	(39,027,537)
Class R3 Shares	(267,010)	(362,877)
Class R4 Shares	(355,180)	(585,837)
Class R5 Shares	(1,314,036)	(1,479,337)
Class R6 Shares	(1,827,702)	(427,325)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(8,526,596)	6,349,924
Class C Shares	(21,012,442)	(13,195,591)
Class I Shares	(121,377,075)	344,647,497
Class R3 Shares	(1,339,119)	(2,096,023)
Class R4 Shares	(3,982,891)	(4,571,543)
Class R5 Shares	(5,662,040)	(7,747,585)
Class R6 Shares	(1,509,937)	39,857,628
Net Increase (Decrease) in Net Assets	(339,393,564)	358,489,876
NET ASSETS
Beginning of Year	1,785,548,526	1,427,058,650
End of Year	$ 1,446,154,962	$ 1,785,548,526
See notes to financial statements.
16   |  Annual Report

Notes to Financial Statements
Thornburg International Growth Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2019
delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,284,929,098
Gross unrealized appreciation on a tax basis	249,877,336
Gross unrealized depreciation on a tax basis	(83,253,211)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 166,624,125
Temporary book tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and marked-to-market adjustments of outstanding forward currency contacts.
In order to account for permanent book to tax differences, the Fund decreased distributable earnings by $1,377,143 and increased net capital paid in on shares of beneficial interest by $1,377,143. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from equalization of undistributed capital gains to shareholders.
At September 30, 2019, the Fund had $4,149,094 of undistributed tax basis ordinary investment income and $7,275,182 of undistributed tax basis capital gains.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2019
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 6,590,447	$ 3,100,661
Capital gains	53,910,330	46,428,143
Total	$ 60,500,777	$ 49,528,804
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2019
availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
20  |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 1,305,126,402	$ 1,282,132,125	$ 22,994,277	$ —
Short-Term Investments	146,116,782	146,116,782	—	—
Total Investments in Securities	$ 1,451,243,184	$ 1,428,248,907	$ 22,994,277	$ —
Other Financial Instruments
Forward Currency Contracts	$ 310,039	$ —	$ 310,039	$ —
Total Assets	$ 1,451,553,223	$ 1,428,248,907	$ 23,304,316	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At September 30, 2019, industry classifications for Common Stock in level 2 consist of $22,994,277 in Semiconductors & Semiconductor Equipment.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2019 is as follows:
	COMMON STOCK	TOTAL
Beginning Balance 9/30/2018	$ 9,788,157	$ 9,788,157
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)(a)	(2,329,064)	(2,329,064)
Gross Purchases	–	–
Gross Sales	(9,870,684)	(9,870,684)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	2,411,591	2,411,591
Transfers into Level 3	–	–
Transfers out of Level 3	–	–
Ending Balance 9/30/2019	$ –	$ –

(a)	Amount of net realized gain (loss) from investments is included in the Fund’s Statement of Operations for the year ended September 30, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments is included in the Fund’s Statement of Operations for the year ended September 30, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2019, which were valued using significant unobservable inputs, was $0.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2019 was 0.823% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2019
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $5,979 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,443 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class R3 shares, 1.50%; Class R4 shares, 1.40%; Class R5 shares, 0.99%; Class R6 shares, 0.89%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees of $37,953 for Class R3 shares, $48,828 for Class R4 shares, $95,998 for Class R5 shares, and $48,478 for Class R6 shares and voluntarily reimbursed $516,510 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 2.52%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
22   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2019
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$175,966,031	$461,285,770	$(491,135,019)	$-	$-	$146,116,782	$2,678,237
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,359,532	$ 28,489,373	2,180,402	$ 53,138,767
Shares issued to shareholders in reinvestment of dividends	177,269	3,634,307	176,065	3,991,389
Shares repurchased	(1,919,924)	(40,650,276)	(2,094,009)	(50,780,232)
Net increase (decrease)	(383,123)	$ (8,526,596)	262,458	$ 6,349,924
Class C Shares
Shares sold	227,972	$ 4,288,260	707,448	$ 16,029,623
Shares issued to shareholders in reinvestment of dividends	120,517	2,309,109	141,824	3,023,696
Shares repurchased	(1,412,167)	(27,609,811)	(1,401,958)	(32,248,910)
Net decrease	(1,063,678)	$ (21,012,442)	(552,686)	$ (13,195,591)
Class I Shares
Shares sold	19,144,670	$ 410,939,079	23,812,798	$ 594,176,730
Shares issued to shareholders in reinvestment of dividends	2,184,161	45,702,448	1,552,672	36,192,788
Shares repurchased	(26,924,382)	(578,018,602)	(11,496,975)	(285,722,021)
Net increase (decrease)	(5,595,551)	$ (121,377,075)	13,868,495	$ 344,647,497
Class R3 Shares
Shares sold	78,781	$ 1,662,558	127,377	$ 3,040,248
Shares issued to shareholders in reinvestment of dividends	10,759	219,052	12,148	273,090
Shares repurchased	(151,941)	(3,220,729)	(226,411)	(5,409,361)
Net decrease	(62,401)	$ (1,339,119)	(86,886)	$ (2,096,023)
Class R4 Shares
Shares sold	96,637	$ 2,047,446	236,526	$ 5,641,354
Shares issued to shareholders in reinvestment of dividends	8,904	182,073	11,955	269,581
Shares repurchased	(288,377)	(6,212,410)	(438,404)	(10,482,478)
Net decrease	(182,836)	$ (3,982,891)	(189,923)	$ (4,571,543)
Class R5 Shares
Shares sold	262,504	$ 5,796,872	419,136	$ 10,484,556
Shares issued to shareholders in reinvestment of dividends	61,537	1,291,266	63,259	1,478,349
Shares repurchased	(577,968)	(12,750,178)	(791,632)	(19,710,490)
Net decrease	(253,927)	$ (5,662,040)	(309,237)	$ (7,747,585)
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	407,174	$ 8,774,427	1,720,938	$ 43,557,545
Shares issued to shareholders in reinvestment of dividends	84,527	1,777,102	18,246	427,324
Shares repurchased	(545,823)	(12,061,466)	(165,298)	(4,127,241)
Net increase (decrease)	(54,122)	$ (1,509,937)	1,573,886	$ 39,857,628
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $364,296,313 and $544,327,826, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2019 was $89,666,941.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments, which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
24   |  Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  September 30, 2019
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2019 is disclosed in the following table:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Assets - Unrealized appreciation on forward currency contracts	$ 310,039
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2019 is $310,039, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 4,600,793	$ 4,600,793
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 627,741	$ 627,741
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  25

Financial Highlights
Thornburg International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 23.78	— (c)	(1.55)	(1.55)	(0.02)	(0.75)	(0.77)	$ 21.46
2018	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	(0.81)	$ 23.78
2017	$ 19.22	(0.01)	4.65	4.64	(0.01)	—	(0.01)	$ 23.85
2016	$ 17.78	— (c)	1.45	1.45	(0.01)	—	(0.01)	$ 19.22
2015	$ 19.10	(0.01)	(0.33)	(0.34)	—	(0.98)	(0.98)	$ 17.78
CLASS C SHARES
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	(0.75)	$ 19.87
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	(0.81)	$ 22.21
2017	$ 18.26	(0.13)	4.37	4.24	—	—	—	$ 22.50
2016	$ 17.01	(0.13)	1.38	1.25	—	—	—	$ 18.26
2015	$ 18.45	(0.14)	(0.32)	(0.46)	—	(0.98)	(0.98)	$ 17.01
CLASS I SHARES
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	(0.85)	$ 22.13
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	(0.81)	$ 24.51
2017	$ 19.69	0.10	4.75	4.85	(0.06)	—	(0.06)	$ 24.48
2016	$ 18.20	0.08	1.49	1.57	(0.08)	—	(0.08)	$ 19.69
2015	$ 19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$ 18.20
CLASS R3 SHARES
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	(0.75)	$ 21.23
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	(0.81)	$ 23.54
2017	$ 19.07	(0.01)	4.60	4.59	—	—	—	$ 23.66
2016	$ 17.66	— (c)	1.42	1.42	(0.01)	—	(0.01)	$ 19.07
2015	$ 18.99	(0.02)	(0.33)	(0.35)	—	(0.98)	(0.98)	$ 17.66
CLASS R4 SHARES
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	(0.75)	$ 21.34
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	(0.81)	$ 23.63
2017	$ 19.11	0.01	4.61	4.62	— (d)	—	—	$ 23.73
2016	$ 17.68	0.01	1.43	1.44	(0.01)	—	(0.01)	$ 19.11
2015	$ 19.00	0.02	(0.36)	(0.34)	—	(0.98)	(0.98)	$ 17.68
CLASS R5 SHARES
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	(0.85)	$ 22.19
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	(0.81)	$ 24.58
2017	$ 19.73	0.08	4.79	4.87	(0.06)	—	(0.06)	$ 24.54
2016	$ 18.25	0.09	1.47	1.56	(0.08)	—	(0.08)	$ 19.73
2015	$ 19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$ 18.25
CLASS R6 SHARES
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	(0.88)	$ 22.26
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	(0.81)	$ 24.65
2017	$ 19.77	0.09	4.81	4.90	(0.08)	—	(0.08)	$ 24.59
2016	$ 18.29	0.11	1.47	1.58	(0.10)	—	(0.10)	$ 19.77
2015	$ 19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$ 18.29

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Annual Report

Financial Highlights, Continued
Thornburg International Growth Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.02	1.32	1.32	(6.36)	25.83	$ 107,196
0.09	1.32	1.32	3.28	33.28	$ 127,863
(0.05)	1.42	1.43	24.12	60.88	$ 121,989
0.03	1.39	1.39	8.23	104.60	$ 169,248
(0.06)	1.42	1.42	(2.01)	92.01	$ 220,897

(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
(0.65)	2.08	2.08	2.47	33.28	$ 77,262
(0.69)	2.15	2.16	23.22	60.88	$ 90,689
(0.73)	2.15	2.15	7.35	104.60	$ 98,633
(0.77)	2.20	2.20	(2.72)	92.01	$ 108,062

0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
0.47	0.99	0.99	3.61	33.28	$ 1,470,211
0.50	0.99	1.03	24.66	60.88	$ 1,128,804
0.45	0.99	1.00	8.63	104.60	$ 1,030,921
0.47	0.99	1.01	(1.58)	92.01	$ 1,079,791

(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
(0.10)	1.50	1.98	3.08	33.28	$ 8,426
(0.03)	1.50	2.08	24.07	60.88	$ 10,525
(0.02)	1.50	2.04	8.03	104.60	$ 13,086
(0.13)	1.50	1.98	(2.03)	92.01	$ 15,851

(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
(0.02)	1.40	1.88	3.16	33.28	$ 12,644
0.07	1.40	1.84	24.19	60.88	$ 17,200
0.04	1.40	1.68	8.17	104.60	$ 40,999
0.10	1.40	1.65	(1.97)	92.01	$ 38,038

0.32	0.99	1.29	(6.05)	25.83	$ 28,729
0.40	0.99	1.25	3.64	33.28	$ 38,052
0.40	0.99	1.28	24.68	60.88	$ 45,591
0.45	0.99	1.21	8.56	104.60	$ 66,271
0.46	0.99	1.20	(1.53)	92.01	$ 66,646

0.47	0.89	0.99	(5.91)	25.83	$ 44,923
0.82	0.89	0.99	3.72	33.28	$ 51,091
0.44	0.89	1.03	24.82	60.88	$ 12,261
0.60	0.89	1.34	8.65	104.60	$ 5,854
0.66	0.89	1.43	(1.43)	92.01	$ 4,191
Annual Report  |  27

Report of Independent Registered Public Accounting Firm
Thornburg International Growth Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg International Growth Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
28   |  Annual Report

Expense Example
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$ 990.31	$ 6.49
Hypothetical*	$1,000.00	$1,018.55	$ 6.58
CLASS C SHARES
Actual	$1,000.00	$ 986.60	$10.26
Hypothetical*	$1,000.00	$1,014.74	$10.40
CLASS I SHARES
Actual	$1,000.00	$ 991.94	$ 4.94
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R3 SHARES
Actual	$1,000.00	$ 989.75	$ 7.48
Hypothetical*	$1,000.00	$1,017.55	$ 7.59
CLASS R4 SHARES
Actual	$1,000.00	$ 990.26	$ 6.98
Hypothetical*	$1,000.00	$1,018.05	$ 7.08
CLASS R5 SHARES
Actual	$1,000.00	$ 991.96	$ 4.94
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R6 SHARES
Actual	$1,000.00	$ 992.87	$ 4.45
Hypothetical*	$1,000.00	$1,020.61	$ 4.51

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; C: 2.06%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  29

Trustees and Officers
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
30   |  Annual Report

Trustees and Officers, Continued
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  31

Trustees and Officers, Continued
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
32   |  Annual Report

Other Information
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Thornburg International Growth Fund of $6,590,447 are being reported as taxable ordinary investment income dividends and $53,910,330 are being report as long term capital gain dividends for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 5.65% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2019, foreign source income and foreign taxes paid is $17,933,013 and $1,169,465, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues
Annual Report  |  33

Other Information, Continued
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index over various periods since the Fund’s inception; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
34   |  Annual Report

Other Information, Continued
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was comparable to or lower than the median level for the two peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and
Annual Report  |  35

Other Information, Continued
Thornburg International Growth Fund  |  September 30, 2019 (Unaudited)
expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
36   |  Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  37

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
38   |  Annual Report

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Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1539

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Investment Income Builder Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
October 29, 2019
Dear Fellow Shareholder:
This letter highlights the results of your Fund’s investment activities for the six- and 12-month periods ended September 30, 2019. Your Fund’s fiscal year ended on September 30. In addition, we will comment on the overall investment landscape, which continues to evolve.
The Thornburg Investment Income Builder Fund paid dividends of $0.993 per Class I share in the 12-month period ended September 30, 2019, up 1% from the $0.983 per share paid in the comparable prior-year period. The dividends per share were higher for Class R6 shares and lower on the Class A, Class C, R3 and R4 shares, to account for varying class-specific expenses. The net asset value (NAV) per Class I share decreased by $0.08 per share during the 12-month period, from $21.96 to $21.88, giving a total return including dividends of 4.39% at NAV. The Fund’s total return for the six-month period ended September 30, 2019 was 4.50%.
For the fiscal year, the Thornburg Investment Income Builder Fund Class I shares outperformed the blended index of 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index (total return of 4.19%). Performance relative to indices for all share classes over various periods is set forth on page 10.
The quarter ended September 30, 2019 was the 67th full calendar quarter since the inception of the Thornburg Investment Income Builder Fund in December 2002. In 50 of these quarters the Fund delivered a positive total return. The Fund has delivered positive total returns in 13 of its 16 calendar years of existence. As of September 30, 2019, Thornburg Investment Income Builder has delivered tax-efficient average annual total returns in excess of 9% since its inception.
We do not expect to pay any capital gain dividend for 2019. At September 30, 2019, the Fund had realized capital losses of more than $500 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.
In assessing the overall performance of Thornburg Investment Income Builder for the period under review, it is constructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the 12 months ended September 30, 2019. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance:
1. The MSCI World Index showed a return of 1.83% for the 12 months ended September 30, 2019. Six of 11 index sectors showed positive total returns, with individual sector returns ranging from 20.6% (utilities) to negative 17% (energy). Stocks in the real estate, consumer staples, information technology and communication services sectors joined utility stocks in outperforming the index. Stocks of firms in the materials, health care, industrials, financials and consumer discretionary sectors joined energy sector stocks in underperforming the index.
2. Relative to the MSCI World Index, Thornburg Investment Income Builder’s portfolio was significantly overweight the higher dividend-paying financial, communication services and energy sectors, as it has been for most of its history.
3. Fund investments in firms in the following sectors comprised the largest average sector weightings in the portfolio during period under review:
•	Financial sector (24% average weighting in the Fund’s equity portfolio)
•	Communication services sector (16% average weighting in the Fund’s equity portfolio)
•	Energy sector (12% average weighting in the Fund’s equity portfolio)
•	Information technology sector (9% average weighting in the Fund’s equity portfolio)
•	Health care sector (8% average weighting in the Fund’s equity portfolio)
•	Industrials sector (6% average weighting in the Fund’s equity portfolio)
•	Utilities sector (5% average weighting in the Fund’s equity portfolio)
•	Consumer discretionary sector (5% average weighting in the Fund’s equity portfolio)
4. In the Income Builder portfolio, 40 equity investments contributed positive returns of at least 0.05% (5 basis points) to the portfolio during the 12-month period, considering both portfolio weights and individual security returns. Two dozen of the Fund’s equity investments contributed negative returns of 0.05% or worse for the period.
5. It is instructive to extend the preceding analysis that considers both portfolio weights and individual security returns to a longer 10-year period ended September 30, 2019, for your Fund: 49 equity investments in the Income Builder Portfolio contributed at least 1% to the Fund’s trailing 10-year total return of 111% (Class I shares), while eight equity investments detracted at least 1% from overall portfolio return over that period. We believe these data point to the resilience and favorable balance of reward versus risk of Thornburg Investment Income Builder’s diversified portfolio of dividend-paying businesses.
Investment Income Builder’s bond holdings delivered positive returns during the fiscal year and over longer time periods. A strong bond price rebound on declining interest rates in 2019 overcame price weakness in the December 2018 quarter.
Your Fund’s average return from its investments in the financial sector was positive for the fiscal year and outperformed the equities in the finance sector of the MSCI World Index for the period. CME Group was one of the strongest performers in the portfolio, recovering from a weak March quarter even as expectations for future interest rate volatility and the consequent need for hedging activity receded. Ares Capital Corporation, Chimera Investment Corporation, MFA Financial, JPMorgan Chase, Axa Equitable Holdings and Apollo Investment Corporation were also strong performers for the year. Most of your Fund’s European-based financial intermediaries detracted from portfolio performance. These included NN Group, ING

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
Group, UBS Group and BNP Paribas. In general, portfolio credit quality for these firms is holding up reasonably well in 2019, but the indefinite extension of negative euro interest rate policies and quantitative easing clouds the forward earnings outlook.
Your Fund’s significant holdings in the communications services sector delivered mixed performances in the fiscal year. Vodafone, Dutch network operator KPN, Deutsche Telekom and AT&T each made positive contributions to portfolio performance. England’s BT Group and China Mobile each detracted from portfolio performance for the 12-month period. Deutsche Telekom is the controlling shareholder of the third-largest U.S. mobile network operator, T-Mobile, which contributes approximately half of group operating profit. T-Mobile has made frequent headlines in recent quarters as a result of its pending merger with Sprint, the fourth-largest U.S. mobile communications network operator. We see expanding consumer and business demand for digital communications around the world, using both wireless and terrestrial networks. We will focus on investing in those firms that we believe can grow their customer bases while managing operating expenses and capital budgets well enough to sustain and grow their dividends over time. In most geographies there are a small number of competitors, relative to many other industries.
Stock prices for most firms in the energy sector were burdened by the 28% drop in the Brent oil price to $60.90/barrel during the fiscal year. Among Income Builder’s investments in the energy sector, only Russian-based Lukoil made a positive contribution to portfolio performance during the fiscal year. The price of Brent crude oil fluctuated significantly during the period under review, ranging from more than $80 per barrel at September 30, 2018, to a low of around $50 per barrel in December. Integrated oil and gas giants Total, Royal Dutch Shell and ENI joined refiners Valero Energy and Repsol as detractors from portfolio performance for the period. For perspective on the $60.90/barrel September 30, 2019, benchmark oil price, the average Brent oil price fell from approximately $115/barrel in June 2014 to a January 2016 low of $28/barrel. We expect volatile oil prices to persist. Demand fundamentals appear positive for both oil and gas, though a global consumption increase for 2019 will fall short of the more than 1.4 million barrels per day growth seen in 2018. Our investments in this sector are focused on resilient dividend payors with strong balance sheets. Business prospects for these firms appear sound within recent ranges for oil and gas prices.
Income Builder’s investments in the technology sector delivered positive returns in the period under review. Strong positive contributions to your portfolio came from component supplier Broadcom, semiconductor supplier Qualcomm, semiconductor manufacturer Taiwan Semiconductor and Thai fiber optic cable supplier Jasmine Broadband. We expect most of these firms to benefit from the ongoing proliferation of “connected” digital devices and associated data flows since they hold important positions in the value chain for producing the devices as well as enabling networks with data transmission and storage capability. That noted, trade tensions, patent disputes and evolving consumer preferences create uncertainty around the near-term outlook for device sales and optimizing the geographic spread of component manufacturing networks. Over the last year, Broadcom, Taiwan Semiconductor and Qualcomm have increased dividends by more than 50%, 20% and 4%, respectively. Qualcomm’s stock price has increased by almost 40% from March 31, 2019, to the date of this letter, following settlement of a patent and royalty dispute with Apple, Inc. in mid-April.
The performance of Investment Income Builder’s holdings in the health care sector was strongly positive during the fiscal year, thanks to double-digit percentage positive contributions from Roche Holding, Merck & Co., AbbVie, AstraZeneca and Novartis. With the exception of AbbVie, most of these are establishing leading positions in “immuno-therapies” that channel the body’s own defenses to fight disease, especially cancers. In the future it appears that solid scientific advancement will be the most important contributor to earnings generation and share price performance. Your Fund’s portfolio holdings generate sufficient cash flow to fund both world class-research programs and interesting dividends, and we are monitoring their scientific progress. Pfizer detracted from portfolio performance during the period.
Your Fund’s investments in the industrials sector delivered overall positive performances, led by Italian toll road and airport operator Atlantia, Chinese conglomerate Hopewell Holdings, French construction/infrastructure operator Vinci and Spanish airport operator Aena. Hopewell received an acquisition bid from its principal shareholder at a significant premium to its then current market price, while Atlantia recovered from a share price drop following a disastrous bridge collapse on one of its managed toll roads in August 2018. U.K defense contractor BAE Systems detracted from Fund performance over the period under review.
Your Fund’s investments in the utilities sector trailed the performance of this sector in the index portfolio for the 12-month period. A double-digit percentage share price decline from Electricite de France more than offset a positive contribution from Italy-based multinational electric utility ENEL SpA.
Among other portfolio holdings, notable positive contributors to performance included miner Norilsk Nickel, Home Depot, communications infrastructure operator Crown Castle, display advertiser Outfront Media and Nestle. Negative contributors included Walgreens Boots Alliance, diversified miner Glencore and chemicals producer LyondellBasell Industries.
A stronger U.S. dollar decreased the dollar value of our non-U.S. assets during the period under review by an overall average of minus 4%, before hedging. The strong U.S. dollar also created a similar percentage headwind against your portfolio’s non-dollar dividend income. We hedged significant portions of the currency exposure of our asset positions denominated in the Australian dollar, the British pound, the euro, the Chinese yuan and the Swiss franc. These hedges added to the relative performance of Thornburg Investment Income Builder, since benchmark indices are not hedged. We are more focused on risk control than on reaping possible currency gains from exposure to assets denominated in these currencies. Looking ahead, we believe increasing U.S. government fiscal deficits could create

Annual Report  |  5

Letter to Shareholders, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
conditions that would lead us to reduce hedges. We will monitor the facts as data are released.
Bond prices appreciated significantly during the fiscal year. The U.S. Federal Reserve cut the benchmark Federal funds rate and guided down forward interest rate expectations. Inflation measures around the world were low enough to give other central banks room to continue easy money policies. In summary:
•	The 10-year U.S. Treasury bond yields hit 1.67% on September 30, 2019, down from 3.05% at September 30, 2018.
•	The investment grade corporate bond yield also dropped, as the Bloomberg Barclays U.S. Aggregate Corporate Index (yield-to-worst) fell from 4.07% to 2.91% during the fiscal year.
•	Yields declined less significantly for sub-investment grade bonds, with the Bloomberg Barclays U.S. Corporate High-Yield Index (yield-to-worst) declining to 5.65% from 6.24% at September 30, 2018. As recently as December 31, 2018, this index showed a yield of 7.95%.
Readers of this commentary who are longtime shareholders of Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% at June 30, 2009.
As of September 30, 2019, your Fund portfolio included more than 80 bonds and hybrid securities.
The table below compares the dividend yields for the equities of the 10-largest investments held in the Income Builder portfolio with the current marketable debt yields of specific bonds issued by the same firms as of September 30, 2019. Nine of the 10 firms shown below have issued marketable debt that trades in the secondary market. For eight of these nine debt issuers, the dividend yields on their stocks exceed their debt yields by differentials ranging from 6.06% (Royal Dutch Shell) to 0.02% (CME Group). Until recent years, it was extremely rare in the investment lifetime of anyone reading this letter to see equity dividend yields exceed debt yields of the same issuer. As of the date of this letter, we expect around three out of four of your Fund’s equity holdings to increase their 2020 dividends in local currency terms. Of course, this is subject to change if earnings expectations change for the worse, companies make acquisitions, or tilt the disposition of earnings and profits in favor of share buybacks or debt reduction.
Today, investors debate the future direction of the economies of China, Europe, various emerging markets and the U.S. They consider potential policy actions by the U.S. Federal Reserve, Congress, the Trump administration and foreign government regulatory and policy actions. Concerns about tariffs and trade policy changes impact share price movements of global producers of tradeable goods, which are volatile day to day. Most economic data tracking business expectations of manufacturers around the world are indicating slowing growth. We expect business expectations and the share prices of producers of tradeable goods to remain subject to heightened volatility until new trade policies are established.
We believe that people around the world will continue to buy goods and services and trade with each other. Importantly, overall global consumer spending has grown in 2019, along with global population, industrial production, energy consumption, loans, deposits and digital communications volumes. Despite uncertainty around macro-economic policies and expectations for slowing future economic growth, employment and wage growth trends remain positive, consumer debt is under control and many governments around the world other than the U.S., have room to implement expansionary fiscal policies.
Most firms held in Thornburg Investment Income Builder’s portfolio delivered positive year-over-year earnings in 2018 and are expected to deliver operating earnings growth in 2019. Major central banks around the world continue to pursue very easy monetary conditions, which artificially suppress interest rates and support prices of financial assets.
While low interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of the aggregate adjusted gross income of U.S. households fell from 4% in 2007 to 1.5% in 2017, according to Statistics of Income published by the Internal Revenue Service.

6  |  Annual Report

Letter to Shareholders, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
Investors must consider other options. Banks in the U.S. offer below-inflation yields on most deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.
Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Remember that you can review additional information about your portfolio at your leisure by going to our website, www.thornburg.com/IIB.
Best wishes for a wonderful 2020!

Brian McMahon Portfolio Manager Chief Investment Officer and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Managing Director	Matt Burdett Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  7

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 12/31/18
Past performance does not guarantee future results.

8  |  Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	29%	33%
Financials	20%	27%
Consumer Discretionary	15%	10%
Energy	12%	8%
Materials	8%	2%
Industrials	5%	7%
Consumer Staples	4%	4%
Communication Services	3%	6%
Utilities	2%	2%
Health Care	1%	0%
Information Technology	1%	1%
Source: FactSet as of September 30, 2019.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of September 30, 2019.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 49% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 60% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Annual Report  |  9

Performance Summary
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/24/02)
Without sales charge	4.13%	7.57%	4.59%	7.43%	9.10%
With sales charge	-0.56%	5.94%	3.63%	6.94%	8.81%
Class C Shares (Incep: 12/24/02)
Without sales charge	3.35%	6.78%	3.83%	6.67%	8.42%
With sales charge	2.36%	6.78%	3.83%	6.67%	8.42%
Class I Shares (Incep: 11/3/03)	4.39%	7.87%	4.90%	7.77%	8.50%
Class R3 Shares (Incep: 2/1/05)	3.72%	7.20%	4.25%	7.10%	7.00%
Class R4 Shares (Incep: 2/1/08)	3.79%	7.30%	4.34%	7.18%	5.28%
Class R5 Shares (Incep: 2/1/07)	4.20%	7.74%	4.76%	7.64%	6.02%
Class R6 Shares (Incep: 4/10/17)	4.47%	-	-	-	7.44%
MSCI World Index Net (USD) (Since 12/24/02)	1.83%	10.21%	7.18%	9.01%	8.32%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.33%; C shares, 2.08%; I shares, 1.04%; R3 shares, 1.79%; R4 shares, 1.74%; R5 shares, 1.30% and R6 shares, 1.00%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.68%; R4 shares, 1.58%; R5 shares, 1.17% and R6 shares, 0.98%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 9/30/19 (A Shares): 2.94%

Glossary
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.
The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.
The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg Barclays U.S. Aggregate Bond Index and 75% MSCI World Index, rebalanced monthly.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.

10  |  Annual Report

Fund Summary
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.
The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.
PORTFOLIO COMPOSITION
TOP TEN EQUITY HOLDINGS
Orange SA	4.5%
CME Group, Inc.	4.0%
China Mobile Ltd.	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%
JPMorgan Chase & Co.	3.0%
TOTAL S.A.	2.6%
Home Depot, Inc.	2.5%
Vodafone Group plc	2.5%
Royal Dutch Shell plc Class A	2.4%
QUALCOMM, Inc.	2.3%

SECTOR EXPOSURE (percent of equity holdings)
Financials	24.3%
Communication Services	15.8%
Energy	12.7%
Information Technology	10.8%
Health Care	9.1%
Materials	5.3%
Consumer Discretionary	5.0%
Utilities	4.7%
Consumer Staples	4.2%
Real Estate	4.1%
Industrials	4.0%
COUNTRY EXPOSURE * (percent of Fund)
United States	43.0%
France	10.7%
Italy	6.4%
Netherlands	5.7%
Switzerland	5.2%
United Kingdom	4.7%
China	4.0%
South Korea	3.5%
Taiwan	3.4%
Spain	2.1%
Germany	1.9%
Russian Federation	1.9%
Australia	0.7%
South Africa	0.4%
Jamaica	0.3%
Canada	0.2%
Colombia	0.2%
Brazil	0.1%
Cayman Islands	0.1%
Belgium	0.1%
Japan	0.1%
Chile	0.0%**
Saint Lucia	0.0%**
Other Assets Less Liabilities	5.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  11

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
12  |  Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 9/30/2019
Telecommunication Services	15.8%
Diversified Financials	15.7%
Energy	12.7%
Pharmaceuticals, Biotechnology & Life Sciences	9.1%
Semiconductors & Semiconductor Equipment	8.5%
Banks	5.5%
Materials	5.3%
Utilities	4.7%
Real Estate	4.1%
Insurance	3.0%

As of 3/31/2019
Telecommunication Services	16.8%
Diversified Financials	15.4%
Energy	10.8%
Pharmaceuticals, Biotechnology & Life Sciences	8.3%
Semiconductors & Semiconductor Equipment	7.2%
Utilities	4.9%
Materials	4.7%
Banks	4.7%
Insurance	4.6%
Capital Goods	4.5%
As of 6/30/2019
Telecommunication Services	17.3%
Diversified Financials	15.1%
Energy	13.1%
Pharmaceuticals, Biotechnology & Life Sciences	7.9%
Semiconductors & Semiconductor Equipment	7.8%
Banks	5.9%
Materials	5.1%
Utilities	4.7%
Real Estate	3.9%
Transportation	3.9%

As of 12/31/2018
Telecommunication Services	16.6%
Diversified Financials	15.8%
Energy	13.6%
Semiconductors & Semiconductor Equipment	7.4%
Pharmaceuticals, Biotechnology & Life Sciences	7.1%
Utilities	6.1%
Banks	5.3%
Capital Goods	5.0%
Materials	4.9%
Real Estate	3.4%
Annual Report  |  13

Schedule of Investments
Thornburg Investment Income Builder Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 86.2%
	Automobiles & Components — 0.3%
	Automobiles — 0.3%
	Fiat Chrysler Automobiles N.V.	3,735,094	$ 48,331,707
			48,331,707
	Banks — 4.7%
	Banks — 4.7%
	BNP Paribas S.A.	1,962,772	95,563,603
	Citigroup, Inc.	400,000	27,632,000
	ING Groep N.V.	11,256,600	117,832,771
	JPMorgan Chase & Co.	3,650,000	429,568,500
			670,596,874
	Capital Goods — 1.0%
	Aerospace & Defense — 0.4%
	BAE Systems plc	7,389,500	51,788,810
	Construction & Engineering — 0.6%
	Eiffage S.A.	268,461	27,832,983
	Vinci S.A.	521,519	56,172,234
			135,794,027
	Consumer Services — 1.5%
	Hotels, Restaurants & Leisure — 1.5%
	Las Vegas Sands Corp.	3,717,000	214,693,920
			214,693,920
	Diversified Financials — 13.6%
	Capital Markets — 8.7%
[a]	Apollo Investment Corp.	8,167,081	131,408,333
	Ares Capital Corp.	15,809,312	294,606,529
	CME Group, Inc.	2,668,500	563,960,790
	Lazard Ltd. Class A	429,000	15,015,000
[a]	Solar Capital Ltd.	4,607,900	95,153,135
	UBS Group AG	11,662,172	132,390,571
	Diversified Financial Services — 1.8%
	AXA Equitable Holdings, Inc.	11,482,100	254,443,336
	Mortgage Real Estate Investment Trusts — 3.1%
	Chimera Investment Corp.	8,838,507	172,881,197
	Granite Point Mortgage Trust, Inc.	1,417,500	26,563,950
[a]	MFA Financial, Inc.	33,270,000	244,867,200
			1,931,290,041
	Energy — 10.8%
	Oil, Gas & Consumable Fuels — 10.8%
	China Petroleum & Chemical Corp. Class H	137,802,000	81,931,858
	Eni SpA	19,721,652	301,669,547
[b,c,d]	Malamute Energy, Inc.,	12,439	130,610
	Repsol S.A.	11,786,023	184,214,216
	Royal Dutch Shell plc Sponsored ADR Class A	5,847,000	344,095,950
	Targa Resources Corp.	1,641,100	65,922,987
	TOTAL S.A.	6,980,900	364,349,028
	Valero Energy Corp.	2,295,000	195,625,800
			1,537,939,996
	Food & Staples Retailing — 1.9%
	Food & Staples Retailing — 1.9%
	Walgreens Boots Alliance, Inc.	4,950,000	273,784,500
			273,784,500
	Food, Beverage & Tobacco — 1.7%
	Food Products — 0.4%
14   |  Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Nestle S.A.	493,100	$ 53,497,187
	Tobacco — 1.3%
	KT&G Corp.	2,200,400	194,074,489
			247,571,676
	Insurance — 2.6%
	Insurance — 2.6%
	Assicurazioni Generali SpA	725,047	14,050,916
	AXA S.A.	1,567,000	40,017,319
	Legal & General Group plc	7,920,800	24,191,715
	NN Group N.V.	8,095,300	287,115,874
			365,375,824
	Materials — 4.6%
	Chemicals — 1.4%
	LG Chem Ltd.	131,600	32,950,884
	LyondellBasell Industries N.V. Class A	1,870,000	167,308,900
	Metals & Mining — 3.2%
	Glencore plc	60,788,800	182,933,100
	MMC Norilsk Nickel PJSC ADR	10,417,300	266,682,880
			649,875,764
	Pharmaceuticals, Biotechnology & Life Sciences — 7.9%
	Biotechnology — 1.5%
	AbbVie, Inc.	2,716,994	205,730,786
	Pharmaceuticals — 6.4%
	AstraZeneca plc	1,814,100	161,958,477
	Merck & Co., Inc.	3,643,000	306,667,740
	Novartis AG	1,200,100	104,059,570
	Pfizer, Inc.	2,606,000	93,633,580
	Roche Holding AG	855,700	249,023,661
			1,121,073,814
	Real Estate — 3.6%
	Equity Real Estate Investment Trusts — 3.6%
	Crown Castle International Corp.	1,472,881	204,745,188
	Lamar Advertising Co. Class A	1,621,351	132,837,287
	Outfront Media, Inc.	3,016,100	83,787,258
	Washington Real Estate Investment Trust	3,147,000	86,101,920
			507,471,653
	Retailing — 2.5%
	Specialty Retail — 2.5%
	Home Depot, Inc.	1,538,100	356,869,962
			356,869,962
	Semiconductors & Semiconductor Equipment — 7.4%
	Semiconductors & Semiconductor Equipment — 7.4%
	Broadcom, Inc.	895,000	247,082,650
	QUALCOMM, Inc.	4,300,000	328,004,000
[c]	Taiwan Semiconductor Manufacturing Co., Ltd.	53,830,000	478,092,671
			1,053,179,321
	Technology Hardware & Equipment — 1.9%
	Technology Hardware, Storage & Peripherals — 1.9%
	Samsung Electronics Co., Ltd.	6,629,500	271,853,008
			271,853,008
	Telecommunication Services — 13.6%
	Diversified Telecommunication Services — 7.3%
	AT&T, Inc.	2,880,000	108,979,200
	BT Group plc	9,420,820	20,685,573
	Deutsche Telekom AG	13,736,100	230,473,838
Annual Report  |  15

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Koninklijke KPN N.V.	9,060,800	$ 28,254,727
	Orange S.A.	41,129,580	645,316,324
	Wireless Telecommunication Services — 6.3%
	China Mobile Ltd.	58,587,774	484,761,747
	MTN Group Ltd.	8,286,886	52,692,448
	Vodafone Group plc	178,732,524	356,011,991
			1,927,175,848
	Transportation — 2.5%
	Transportation Infrastructure — 2.5%
	Atlantia SpA	12,466,878	301,523,884
	Sydney Airport	10,835,656	58,727,623
			360,251,507
	Utilities — 4.1%
	Electric Utilities — 4.1%
	Electricite de France S.A.	25,533,784	285,819,813
	Enel SpA	38,743,171	289,304,933
			575,124,746
	Total Common Stock (Cost $10,133,235,172)		12,248,254,188
	Preferred Stock — 0.4%
	Banks — 0.1%
	Banks — 0.1%
[b,e,f,g]	First Tennessee Bank N.A., 3.75% (LIBOR 3 Month + 0.85%)	12,000	8,880,000
			8,880,000
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[f,g]	Morgan Stanley, Series A 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,623,200
			2,623,200
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[g]	Crestwood Equity Partners L.P., 9.25%	2,166,596	20,008,514
			20,008,514
	Miscellaneous — 0.1%
	U.S. Government Agencies — 0.1%
[g]	Farm Credit Bank of Texas, Series 1, 10.00%	9,000	10,001,250
			10,001,250
	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
[b,e,h]	Centaur Funding Corp., 9.08%, 4/21/2020	15,000	15,547,500
			15,547,500
	Total Preferred Stock (Cost $60,828,706)		57,060,464
	Asset Backed Securities — 0.1%
	Other Asset Backed — 0.1%
[e]	CFG Investments Ltd. Series 2019-1 Class A, 5.56%, 8/15/2029	$ 13,500,000	13,519,633
[b,c,e,f]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.30% (LIBOR 3 Month + 0.78%), 12/1/2037	831,250	819,613
			14,339,246
	Total Asset Backed Securities (Cost $14,237,536)		14,339,246
	Corporate Bonds — 7.1%
	Automobiles & Components — 0.0%
	Auto Components — 0.0%
[e,h]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,374,465
16   |  Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
			4,374,465
	Capital Goods — 0.1%
	Machinery — 0.1%
	Mueller Industries, Inc., 6.00%, 3/1/2027	$ 7,679,000	$ 7,755,790
			7,755,790
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.2%
[e,h]	Cimpress N.V., 7.00%, 6/15/2026	26,610,000	27,469,503
[e]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	2,480,000	2,573,000
			30,042,503
	Consumer Durables & Apparel — 0.1%
	Leisure Products — 0.1%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	22,764,000	21,170,520
			21,170,520
	Consumer Services — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
[e]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	6,188,000	6,157,060
			6,157,060
	Diversified Financials — 0.4%
	Capital Markets — 0.1%
[e]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	17,000,000	17,977,500
[b,c,e]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	5,000,000	500,000
	Consumer Finance — 0.1%
[e]	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,725,000
	Diversified Financial Services — 0.2%
[e]	Antares Holdings L.P., 6.00%, 8/15/2023	18,000,000	18,647,922
[f,g]	JPMorgan Chase & Co., Series I, 5.736% (LIBOR 3 Month + 3.47%), 10/30/2019	10,759,000	10,809,427
			55,659,849
	Energy — 2.1%
	Energy Equipment & Services — 0.2%
	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.50%, 11/1/2021	17,373,000	17,763,892
	Odebrecht Offshore Drilling Finance Ltd.,
[e,h]	6.72%, 12/1/2022	3,836,283	3,750,005
[e,h,i]	7.72%, 12/1/2026 PIK	16,351,207	4,277,803
[e,g,h]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.) Zero Coupon , 12/31/2099	2,337,727	20,455
[d,e,h,j]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	11,640,133	811,550
	Oil, Gas & Consumable Fuels — 1.9%
[e]	Enable Oklahoma Intrastate Transmission, LLC (Guaranty: Enable Midstream Partners L.P.), 6.25%, 3/15/2020	2,500,000	2,536,795
[f]	Energy Transfer Operating L.P., 5.271% (LIBOR 3 Month + 3.02%), 11/1/2066	13,820,000	10,366,382
[b,f]	Enterprise TE Partners L.P., Series 1, 4.909% (LIBOR 3 Month + 2.78%), 6/1/2067	7,000,000	6,483,323
	Kinder Morgan Energy Partners L.P.,
	5.00%, 3/1/2043	10,000,000	10,973,425
	5.80%, 3/15/2035	10,000,000	11,743,838
	Kinder Morgan, Inc.,
	5.30%, 12/1/2034	23,630,000	27,137,340
	5.55%, 6/1/2045	5,000,000	5,893,560
[b,c,d,e,j]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	15,590,162	646,992
[e]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75%, 12/15/2025	5,560,000	5,518,300
[d,j]	RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	18,750
[c,e,h,i]	Schahin II Finance Co. SPV Ltd., 8.00%, 5/25/2020 PIK	680,014	639,213
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	7,497,000	6,841,013
[g,k]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	27,036,000	19,465,920
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	41,476,625
	Williams Companies, Inc.,
	3.70%, 1/15/2023	29,129,000	30,123,244
	4.55%, 6/24/2024	69,318,000	74,607,384
	5.75%, 6/24/2044	14,198,000	16,384,467
Annual Report  |  17

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
			297,480,276
	Food & Staples Retailing — 0.1%
	Food & Staples Retailing — 0.1%
[e]	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	$ 7,860,000	$ 7,948,425
[e]	KeHE Distributors, LLC / KeHE Finance Corp. 8.625%, 10/15/2026	5,852,000	5,969,040
			13,917,465
	Food, Beverage & Tobacco — 0.4%
	Food Products — 0.1%
	B&G Foods, Inc., 5.25%, 4/1/2025	10,000,000	10,212,500
	Tobacco — 0.3%
	Vector Group Ltd.,
[e]	6.125%, 2/1/2025	8,826,000	8,450,895
[e]	10.50%, 11/1/2026	41,900,000	42,738,000
			61,401,395
	Healthcare Equipment & Services — 0.2%
	Health Care Providers & Services — 0.2%
[e]	Tenet Healthcare Corp., 6.25%, 2/1/2027	23,500,000	24,476,425
			24,476,425
	Insurance — 0.5%
	Insurance — 0.5%
[e,g,h,k]	Dai-ichi Life Insurance Co. Ltd., 7.25% (LIBOR 3 Month + 4.56%), 7/25/2021	9,000,000	9,663,930
[e]	MetLife, Inc., 9.25%, 4/8/2038	12,000,000	17,430,000
[e,h,k]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%), 11/24/2043	40,000,000	44,560,000
			71,653,930
	Materials — 0.4%
	Chemicals — 0.2%
	Consolidated Energy Finance S.A.,
[e,f,h]	5.869% (LIBOR 3 Month + 3.75%), 6/15/2022	5,500,000	5,487,192
[e,h]	6.875%, 6/15/2025	13,000,000	13,032,500
[e,h]	Kissner Holdings L.P. / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022	14,520,000	15,137,100
	Construction Materials — 0.1%
[e,h]	CIMPOR Financial Operations B.V., 5.75%, 7/17/2024	8,000,000	6,000,000
	Containers & Packaging — 0.1%
[e]	Matthews International Corp. 5.25%, 12/1/2025	11,965,000	11,336,837
			50,993,629
	Media & Entertainment — 0.3%
	Hotels, Restaurants & Leisure — 0.1%
	Speedway Motorsports, Inc. 5.125%, 2/1/2023	10,771,000	10,932,565
	Media — 0.2%
[e]	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.375%, 6/1/2029	4,390,000	4,675,350
[e]	CSC Holdings LLC, 6.50%, 2/1/2029	4,000,000	4,445,900
	DISH DBS Corp., 5.125%, 5/1/2020	4,000,000	4,045,000
[e]	Salem Media Group, Inc., 6.75%, 6/1/2024	16,742,000	14,481,830
[e,h]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	10,000,000	10,475,000
			49,055,645
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.3%
	CoreCivic, Inc.
	4.625%, 5/1/2023	16,756,000	16,234,721
	4.75%, 10/15/2027	23,901,000	21,003,004
			37,237,725
	Retailing — 0.1%
	Specialty Retail — 0.1%
[e]	Michaels Stores, Inc. 8.00%, 7/15/2027	18,500,000	18,523,125
			18,523,125
18   |  Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Software & Services — 0.0%
	Information Technology Services — 0.0%
[e]	Harland Clarke Holdings Corp., 8.375%, 8/15/2022	$ 6,500,000	$ 5,330,000
			5,330,000
	Technology Hardware & Equipment — 0.1%
	Communications Equipment — 0.1%
	Anixter, Inc. 6.00%, 12/1/2025	8,000,000	8,840,000
			8,840,000
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.4%
[h]	Deutsche Telekom International Finance B.V. (Guaranty: Deutsche Telekom AG), 8.75%, 6/15/2030	26,150,000	38,612,392
[e,h]	Digicel Ltd., 6.00%, 4/15/2021	51,737,000	36,475,102
	Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,726,840
[h]	Telefonica Emisiones SAU (Guaranty: Telefonica S.A.), 7.045%, 6/20/2036	85,390,000	117,889,864
	Wireless Telecommunication Services — 0.3%
[e,h]	Digicel International Finance Ltd., 8.75%, 5/25/2024	4,300,000	4,085,000
[e,h]	Millicom International Cellular S.A., 6.00%, 3/15/2025	28,423,000	29,453,334
			236,242,532
	Transportation — 0.1%
	Airlines — 0.1%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95%, 7/15/2024	2,644,444	2,771,906
[e,h]	Guanay Finance Ltd., 6.00%, 12/15/2020	4,328,391	4,371,676
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25%, 10/22/2024	1,450,581	1,577,361
			8,720,943
	Total Corporate Bonds (Cost $935,810,741)		1,009,033,277
	Municipal Bonds — 0.0%
	San Bernardino County Redevelopment Agency Successor Agency, Class A, 8.45%, 9/1/2030	2,555,000	2,667,522
	Total Municipal Bonds (Cost $2,513,639)		2,667,522
	Other Government — 0.1%
	Brazilian Government International Bond (BRL), 12.50%, 1/5/2022	20,000,000	5,517,178
	Total Other Government (Cost $12,498,520)		5,517,178
	Mortgage Backed — 0.0%
[l]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 4.774%, 8/25/2033	57,725	55,617
[l]	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2004-HYB2 Class B1, 4.917%, 3/25/2034	346,973	305,569
[l]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.38%, 8/25/2034	2,234,530	1,981,448
	Total Mortgage Backed (Cost $2,710,496)		2,342,634
	Loan Participations — 0.8%
	Commercial & Professional Services — 0.4%
	Professional Services — 0.4%
[m]	Harland Clarke Holdings Corp., 6.854% (LIBOR 3 Month + 4.75%), 11/3/2023	13,083,942	10,172,765
[m]	Par Pacific Holdings, Inc., 9.10% (LIBOR 3 Month + 6.75%), 12/17/2025	9,945,000	9,920,138
[m]	R.R. Donnelley & Sons Company, 7.044% (LIBOR 3 Month + 5.00%), 1/15/2024	16,872,500	16,914,681
	RGIS Services, LLC,
[m]	9.756% (LIBOR 3 Month + 7.50%), 3/31/2023	3,438,610	2,951,462
[m]	9.544% (LIBOR 1 Month + 7.50%), 3/31/2023	3,918,296	6,788,364
[m]	9.624% (LIBOR 3 Month + 7.50%), 3/31/2023	7,908,804	3,363,191
			50,110,601
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[c,i]	Malamute Energy, Inc., 2.104% (LIBOR 3 Month + 1.50% PIK), 11/22/2022	313,684	313,684
[m,n,o]	McDermott Technology Americas, Inc., 7.104% (LIBOR 3 Month + 5.00%), 5/9/2025	12,614,849	7,931,587
Annual Report  |  19

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
			8,245,271
	Materials — 0.0%
	Chemicals — 0.0%
[m]	US Salt LLC, 6.794% (LIBOR 1 Month + 4.75%), 1/16/2026	$ 5,434,690	$ 5,455,070
			5,455,070
	Media & Entertainment — 0.1%
	Media — 0.1%
[m]	ABG Intermediate Holdings 2, LLC, 9.794% (LIBOR 1 Month + 7.75%), 9/29/2025	14,711,566	14,660,076
			14,660,076
	Retailing — 0.0%
	Specialty Retail — 0.0%
[m]	Office Depot, Inc., 7.307% (LIBOR 1 Month + 5.25%), 11/8/2022	2,550,647	2,566,588
			2,566,588
	Software & Services — 0.1%
	Internet Software & Services — 0.1%
[m]	Dun & Bradstreet Corporation (The), 7.054% (LIBOR 1 Month + 5.00%), 2/6/2026	16,910,000	17,009,600
			17,009,600
	Transportation — 0.1%
	Airlines — 0.1%
[b,c,m]	Wheels Up Partners, LLC, 8.632% (LIBOR 3 Month + 6.50%), 8/17/2025	11,346,957	11,120,017
			11,120,017
	Total Loan Participations (Cost $116,253,437)		109,167,223
	Short-Term Investments — 4.3%
[a]	Thornburg Capital Management Fund	61,443,044	614,430,438
	Total Short-Term Investments (Cost $614,430,438)		614,430,438
	Total Investments — 99.0% (Cost $11,892,518,685)		$14,062,812,170
	Other Assets Less Liabilities — 1.0%		143,410,865
	Net Assets — 100.0%		$14,206,223,035

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	489,170,800	10/10/2019	601,660,068	$ 12,391,145	$ —
Swiss Franc	SSB	Sell	48,415,700	10/23/2019	48,598,730	1,118,058	—
Swiss Franc	SSB	Buy	8,150,100	10/23/2019	8,180,911	—	(236,710)
Chinese Yuan Renminbi	SSB	Sell	1,737,154,800	10/25/2019	243,180,070	8,987,156	—
Korean Won	SSB	Sell	80,214,552,000	10/30/2019	67,110,322	870,992	—
Korean Won	SSB	Sell	25,682,416,000	10/30/2019	21,486,815	53,415	—
Euro	SSB	Sell	1,360,650,600	11/15/2019	1,487,876,827	45,091,871	—
Euro	SSB	Buy	57,083,400	11/15/2019	62,420,924	—	(1,043,075)
Thailand Baht	BBH	Sell	1,234,996,300	11/21/2019	40,415,253	—	(483,919)
Thailand Baht	BBH	Buy	234,532,100	11/21/2019	7,675,063	1,588	—
Thailand Baht	BBH	Buy	187,414,700	11/21/2019	6,133,146	6,681	—
Thailand Baht	BBH	Buy	356,338,500	11/21/2019	11,661,177	40,054	—
Thailand Baht	BBH	Buy	151,468,800	11/21/2019	4,956,816	—	(1,570)
Thailand Baht	BBH	Buy	111,781,700	11/21/2019	3,658,056	—	(27,460)
Thailand Baht	BBH	Buy	33,578,300	11/21/2019	1,098,850	—	(1,321)
Thailand Baht	BBH	Buy	58,717,400	11/21/2019	1,921,527	1,703	—
20   |  Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Thailand Baht	BBH	Buy	101,164,800	11/21/2019	3,310,618	$ 5,227	$ —

Total						$ 68,567,890	$ (1,794,055)

Net unrealized appreciation (depreciation)						$ 66,773,835

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Investment in Affiliates.
b	Illiquid security.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Non-income producing.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $486,938,970, representing 3.43% of the Fund’s net assets.
f	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
g	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
h	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
i	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2019.
j	Bond in default.
k	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
l	Variable rate coupon, rate shown as of September 30, 2019.
m	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2019.
n	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
o	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
MFA	Mortgage Finance Authority
SPV	Special Purpose Vehicle
See notes to financial statements.
Annual Report  |  21

Statement of Assets and Liabilities
Thornburg Investment Income Builder Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $10,768,070,531)	$ 12,976,953,064
Non-controlled affiliated issuers (cost $1,124,448,154)	1,085,859,106
Cash	7,519,492
Cash denominated in foreign currency (cost $29)	29
Receivable for investments sold	27,643,440
Receivable for fund shares sold	11,529,997
Unrealized appreciation on forward currency contracts (Note 7)	68,567,890
Dividends receivable	37,527,145
Dividend and interest reclaim receivable	31,178,498
Interest receivable	19,872,487
Prepaid expenses and other assets	195,297
Total Assets	14,266,846,445
Liabilities
Payable for investments purchased	14,616,259
Payable for fund shares redeemed	14,125,736
Unrealized depreciation on forward currency contracts (Note 7)	1,794,055
Payable to investment advisor and other affiliates (Note 4)	12,062,268
Deferred taxes payable (Note 2)	99,071
Accounts payable and accrued expenses	4,631,604
Dividends payable	13,294,417
Total Liabilities	60,623,410
Commitments and contingencies (Note 2)
Net Assets	$ 14,206,223,035
NET ASSETS CONSIST OF
Distributable earnings	$ 1,541,875,161
Net capital paid in on shares of beneficial interest	12,664,347,874
$ 14,206,223,035
22   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($3,458,384,626 applicable to 159,236,101 shares of beneficial interest outstanding - Note 5)	$ 21.72
Maximum sales charge, 4.50% of offering price	1.02
Maximum offering price per share	$ 22.74
Class C Shares:
Net asset value and offering price per share* ($2,658,580,692 applicable to 122,558,268 shares of beneficial interest outstanding - Note 5)	$ 21.69
Class I Shares:
Net asset value, offering and redemption price per share ($7,810,067,531 applicable to 356,998,002 shares of beneficial interest outstanding - Note 5)	$ 21.88
Class R3 Shares:
Net asset value, offering and redemption price per share ($36,154,829 applicable to 1,665,272 shares of beneficial interest outstanding - Note 5)	$ 21.71
Class R4 Shares:
Net asset value, offering and redemption price per share ($25,221,613 applicable to 1,160,132 shares of beneficial interest outstanding - Note 5)	$ 21.74
Class R5 Shares:
Net asset value, offering and redemption price per share ($59,890,011 applicable to 2,739,413 shares of beneficial interest outstanding - Note 5)	$ 21.86
Class R6 Shares:
Net asset value, offering and redemption price per share ($157,923,733 applicable to 7,242,238 shares of beneficial interest outstanding - Note 5)	$ 21.81

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  23

Statement of Operations
Thornburg Investment Income Builder Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $54,692,363)	$ 641,689,782
Non-controlled affiliated issuer	57,278,271
Interest income (net of premium amortized of $1,002,818)	88,068,574
Total Income	787,036,627
EXPENSES
Investment advisory fees (Note 4)	98,478,084
Administration fees (Note 4)
Class A Shares	2,870,438
Class C Shares	2,737,134
Class I Shares	6,633,628
Class R3 Shares	35,731
Class R4 Shares	23,869
Class R5 Shares	49,074
Class R6 Shares	136,557
Distribution and service fees (Note 4)
Class A Shares	8,169,212
Class C Shares	31,181,369
Class R3 Shares	203,552
Class R4 Shares	67,987
Transfer agent fees
Class A Shares	2,349,054
Class C Shares	2,052,358
Class I Shares	5,409,475
Class R3 Shares	97,783
Class R4 Shares	107,221
Class R5 Shares	138,554
Class R6 Shares	9,901
Registration and filing fees
Class A Shares	36,293
Class C Shares	24,759
Class I Shares	72,604
Class R3 Shares	12,798
Class R4 Shares	12,932
Class R5 Shares	13,647
Class R6 Shares	13,471
Custodian fees	1,374,334
Professional fees	450,661
Trustee and officer fees (Note 4)	829,745
Other expenses	1,138,250
Total Expenses	164,730,475
Less:
Expenses reimbursed by investment advisor (Note 4)	(143,560)
Net Expenses	164,586,915
Net Investment Income	$ 622,449,712
24   |  Annual Report

Statement of Operations, Continued
Thornburg Investment Income Builder Fund  |  Year Ended September 30, 2019
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuer investments (net of realized capital gain taxes paid of $1,161,339)	$ (55,247,066)
Non-controlled affiliated issuers	(1,758,255)
Forward currency contracts (Note 7)	151,956,001
Foreign currency transactions	(976,801)
93,973,879
Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers investments (net of change in deferred taxes payable of $329,206)	(249,340,612)
Non-controlled affiliated issuers	(500,364)
Forward currency contracts (Note 7)	80,726,550
Foreign currency translations	(589,339)
(169,703,765)
Net Realized and Unrealized Loss	(75,729,886)
Net Increase in Net Assets Resulting from Operations	$ 546,719,826
See notes to financial statements.
Annual Report  |  25

Statements of Changes in Net Assets
Thornburg Investment Income Builder Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 622,449,712	$ 657,775,372
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	93,973,879	100,294,935
Net change in unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(169,703,765)	114,483,110
Net Increase in Net Assets Resulting from Operations	546,719,826	872,553,417
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(145,285,706)	(138,833,506)
Class C Shares	(115,848,620)	(149,227,867)
Class I Shares	(353,388,550)	(350,849,203)
Class R3 Shares	(1,660,148)	(2,187,106)
Class R4 Shares	(1,133,088)	(1,478,685)
Class R5 Shares	(2,557,558)	(3,118,926)
Class R6 Shares	(7,383,222)	(4,471,743)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	83,585,956	(47,263,859)
Class C Shares	(888,620,255)	(1,141,224,379)
Class I Shares	35,004,150	(109,066,905)
Class R3 Shares	(10,267,472)	(21,579,289)
Class R4 Shares	(5,668,174)	(13,511,065)
Class R5 Shares	422,399	(33,806,568)
Class R6 Shares	1,725,253	117,160,492
Net Decrease in Net Assets	(864,355,209)	(1,026,905,192)
NET ASSETS
Beginning of Year	15,070,578,244	16,097,483,436
End of Year	$ 14,206,223,035	$ 15,070,578,244
See notes to financial statements.
26   |  Annual Report

Notes to Financial Statements
Thornburg Investment Income Builder Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at September 30, 2019, $313,684 of the $632,434 par commitment had been funded. The maturity date is December 31, 2019.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment
Annual Report  |  27

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 12,098,182,278
Gross unrealized appreciation on a tax basis	2,606,306,105
Gross unrealized depreciation on a tax basis	(574,902,378)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 2,031,403,727
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales, outstanding tax basis adjustments for publicly traded partnerships (“PTP”), real estate investment trusts (“REITs”), marked-to-market of foreign currency contracts, and return of capital basis adjustments on non-REIT securities.
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $74,824,138. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
28   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
At September 30, 2019, the Fund had cumulative tax basis capital losses of $480,015,129 (of which $480,015,129 are short-term and $0 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
During the year ended September 30, 2019, the Fund utilized $194,381,743 of capital loss carryforwards generated after September 30, 2011.
In order to account for permanent book to tax differences, the Fund increased distributable earnings by $2, and decreased net capital paid in on shares of beneficial interest by $2. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), publicly traded partnerships (“PTP”), and real estate investment trusts (“REITs”), disposition of passive foreign investment company ("PFIC") investments, mortgage-backed securities (“MBS”) losses, return of capital basis adjustments on non-REIT securities, and foreign capital gain taxes.
At September 30, 2019, the Fund had $79,021,005 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 627,256,892	$ 650,167,036
Total	$ 627,256,892	$ 650,167,036
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
30   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
	Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 12,248,254,188	$ 11,770,030,907	$ 478,092,671	$ 130,610
Preferred Stock(a)	57,060,464	22,631,714	34,428,750	—
Asset Backed Securities	14,339,246	—	13,519,633	819,613
Corporate Bonds	1,009,033,277	—	1,007,247,072	1,786,205
Municipal Bonds	2,667,522	—	2,667,522	—
Other Government	5,517,178	—	5,517,178	—
Mortgage Backed	2,342,634	—	2,342,634	—
Loan Participations	109,167,223	—	97,733,522	11,433,701
Short-Term Investments	614,430,438	614,430,438	—	—
Total Investments in Securities	$ 14,062,812,170	$ 12,407,093,059	$ 1,641,548,982	$ 14,170,129(b)(c)
Other Financial Instruments
Forward Currency Contracts	$ 68,567,890	$ —	$ 68,567,890	$ —
Total Assets	$ 14,131,380,060	$ 12,407,093,059	$ 1,710,116,872	$ 14,170,129
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (1,794,055)	$ —	$ (1,794,055)	$ —
Total Liabilities	$ (1,794,055)	$ —	$ (1,794,055)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At September 30, 2019, industry classifications for Common Stock and Preferred Stock in level 2 and Level 3 consist of $8,880,000 in Banks, $130,610 in Energy, $10,001,250 in Miscellaneous, $478,092,671 in Semiconductors & Semiconductor Equipment and $15,547,500 in Telecommunication Services.
(b)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended September 30, 2019 is not presented.
(c)	During the fiscal year ended September 30, 2019, there were no significant transfers into or out of Level 3 of the fair value hierarchy.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
The Fund’s effective management fee for the year ended September 30, 2019 was 0.693% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $310,734 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $76,974 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class R3 shares, 1.50%; Class R4 shares, 1.50%; Class R5 shares, 0.99%; Class R6 shares, 0.80%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees of $31,862 for Class R3 shares, $26,781 for Class R4 shares, $50,278 for Class R5 shares, and $34,639 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.13%.
32   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Apollo Investment Corp.	$132,562,769	$ 676,750	$ (2,193,372)	$ (84,649)	$ 446,835	$ 131,408,333	$12,609,337
MFA Financial, Inc.	251,518,110	5,049,401	(12,443,273)	(1,673,606)	2,416,568	244,867,200	27,739,651
Solar Capital Ltd.	98,516,902	-	-	-	(3,363,767)	95,153,135	7,556,956
Thornburg Capital Management Fund	454,730,939	2,598,593,973	(2,438,894,474)	-	-	614,430,438	9,372,327
Total	$937,328,720	$2,604,320,124	$(2,453,531,119)	$(1,758,255)	$ (500,364)	$1,085,859,106	$57,278,271
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	33,705,434	$ 707,103,365	31,856,039	$ 688,622,514
Shares issued to shareholders in reinvestment of dividends	6,463,698	135,920,991	5,998,878	129,605,482
Shares repurchased	(35,866,394)	(759,438,400)	(39,921,237)	(865,491,855)
Net increase (decrease)	4,302,738	$ 83,585,956	(2,066,320)	$ (47,263,859)
Class C Shares
Shares sold	7,061,223	$ 148,341,647	7,570,345	$ 164,120,547
Shares issued to shareholders in reinvestment of dividends	5,004,929	104,768,735	6,344,473	136,903,349
Shares repurchased	(54,396,665)	(1,141,730,637)	(66,777,524)	(1,442,248,275)
Net decrease	(42,330,513)	$ (888,620,255)	(52,862,706)	$ (1,141,224,379)
Class I Shares
Shares sold	73,615,316	$ 1,562,786,242	66,657,528	$ 1,454,578,318
Shares issued to shareholders in reinvestment of dividends	14,703,460	311,369,187	14,043,398	305,431,773
Shares repurchased	(86,778,222)	(1,839,151,279)	(85,737,737)	(1,869,076,996)
Net increase (decrease)	1,540,554	$ 35,004,150	(5,036,811)	$ (109,066,905)
Class R3 Shares
Shares sold	209,743	$ 4,403,248	241,442	$ 5,220,231
Shares issued to shareholders in reinvestment of dividends	71,195	1,492,405	91,705	1,979,749
Shares repurchased	(767,138)	(16,163,125)	(1,327,941)	(28,779,269)
Net decrease	(486,200)	$ (10,267,472)	(994,794)	$ (21,579,289)
Class R4 Shares
Shares sold	326,458	$ 6,855,745	289,894	$ 6,287,155
Shares issued to shareholders in reinvestment of dividends	34,362	721,871	43,177	933,935
Shares repurchased	(626,921)	(13,245,790)	(954,262)	(20,732,155)
Net decrease	(266,101)	$ (5,668,174)	(621,191)	$ (13,511,065)
Annual Report  |  33

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	623,849	$ 13,230,266	664,323	$ 14,452,609
Shares issued to shareholders in reinvestment of dividends	114,673	2,425,762	135,493	2,949,321
Shares repurchased	(712,201)	(15,233,629)	(2,326,307)	(51,208,498)
Net increase (decrease)	26,321	$ 422,399	(1,526,491)	$ (33,806,568)
Class R6 Shares
Shares sold	638,809	$ 13,481,559	5,722,657	$ 123,069,973
Shares issued to shareholders in reinvestment of dividends	315,339	6,657,506	183,009	3,973,843
Shares repurchased	(873,000)	(18,413,812)	(455,176)	(9,883,324)
Net increase	81,148	$ 1,725,253	5,450,490	$ 117,160,492
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $6,041,097,636 and $6,847,364,222, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2019 was $3,132,138,732.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts, which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under
34   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2019 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Assets - Unrealized appreciation on forward currency contracts	$ 68,567,890
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2019
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (1,794,055)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2019 is $67,232,852 attributable to the Fund’s contracts with SSB, and the net amount of the Funds’s liabilities is $459,017 attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 151,956,001	$ 151,956,001
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 80,726,550	$ 80,726,550
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high-yield risk, interest rate risk, prepayment risk, foreign investment risk,
Annual Report  |  35

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019
developing country risk, risks affecting specific countries or regions, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
36  |  Annual Report

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Annual Report  |  37

Financial Highlights
Thornburg Investment Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	(0.94)	$ 21.72
2018	$ 21.50	0.92	0.30	1.22	(0.92)	—	(0.92)	$ 21.80
2017	$ 19.82	0.92	1.61	2.53	(0.85)	—	(0.85)	$ 21.50
2016	$ 19.07	0.93	0.62	1.55	(0.80)	—	(0.80)	$ 19.82
2015	$ 21.38	0.85	(2.34)	(1.49)	(0.82)	—	(0.82)	$ 19.07
CLASS C SHARES
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	(0.79)	$ 21.69
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	(0.76)	$ 21.78
2017	$ 19.81	0.78	1.60	2.38	(0.71)	—	(0.71)	$ 21.48
2016	$ 19.06	0.79	0.62	1.41	(0.66)	—	(0.66)	$ 19.81
2015	$ 21.37	0.70	(2.34)	(1.64)	(0.67)	—	(0.67)	$ 19.06
CLASS I SHARES
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	(1.00)	$ 21.88
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	(0.98)	$ 21.96
2017	$ 19.97	1.02	1.59	2.61	(0.93)	—	(0.93)	$ 21.65
2016	$ 19.21	1.00	0.62	1.62	(0.86)	—	(0.86)	$ 19.97
2015	$ 21.53	0.93	(2.35)	(1.42)	(0.90)	—	(0.90)	$ 19.21
CLASS R3 SHARES
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	(0.86)	$ 21.71
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	(0.84)	$ 21.80
2017	$ 19.82	0.87	1.59	2.46	(0.79)	—	(0.79)	$ 21.49
2016	$ 19.07	0.87	0.62	1.49	(0.74)	—	(0.74)	$ 19.82
2015	$ 21.37	0.78	(2.32)	(1.54)	(0.76)	—	(0.76)	$ 19.07
CLASS R4 SHARES
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	(0.88)	$ 21.74
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	(0.87)	$ 21.83
2017	$ 19.85	0.89	1.59	2.48	(0.81)	—	(0.81)	$ 21.52
2016	$ 19.10	0.89	0.62	1.51	(0.76)	—	(0.76)	$ 19.85
2015	$ 21.42	0.81	(2.35)	(1.54)	(0.78)	—	(0.78)	$ 19.10
CLASS R5 SHARES
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	(0.97)	$ 21.86
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	(0.96)	$ 21.95
2017	$ 19.95	0.98	1.61	2.59	(0.90)	—	(0.90)	$ 21.64
2016	$ 19.20	0.98	0.62	1.60	(0.85)	—	(0.85)	$ 19.95
2015	$ 21.52	0.90	(2.35)	(1.45)	(0.87)	—	(0.87)	$ 19.20
CLASS R6 SHARES
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	(1.01)	$ 21.81
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	(0.99)	$ 21.89
2017 (c)	$ 20.55	0.44	1.12	1.56	(0.53)	—	(0.53)	$ 21.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
38  |  Annual Report

Financial Highlights, Continued
Thornburg Investment Income Builder Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

4.42	1.13	1.13	4.13	43.69	$ 3,458,385
4.25	1.15	1.15	5.79	41.17	$ 3,378,149
4.52	1.19	1.19	13.01	37.37	$ 3,374,895
4.82	1.18	1.18	8.35	42.81	$ 3,778,863
4.02	1.17	1.17	(7.27)	47.71	$ 4,257,943

3.60	1.87	1.87	3.35	43.69	$ 2,658,581
3.51	1.90	1.90	5.01	41.17	$ 3,591,856
3.80	1.90	1.93	12.19	37.37	$ 4,677,322
4.11	1.90	1.93	7.59	42.81	$ 5,356,153
3.30	1.90	1.92	(7.93)	47.71	$ 5,906,206

4.67	0.88	0.88	4.39	43.69	$ 7,810,067
4.58	0.86	0.86	6.12	41.17	$ 7,806,245
4.93	0.86	0.86	13.30	37.37	$ 7,804,930
5.15	0.86	0.86	8.71	42.81	$ 6,928,783
4.35	0.85	0.85	(6.94)	47.71	$ 7,472,344

3.97	1.50	1.58	3.72	43.69	$ 36,155
3.84	1.50	1.61	5.47	41.17	$ 46,901
4.24	1.47	1.56	12.63	37.37	$ 67,623
4.53	1.50	1.59	8.01	42.81	$ 78,188
3.70	1.50	1.55	(7.52)	47.71	$ 79,834

4.09	1.40	1.50	3.79	43.69	$ 25,221
3.91	1.40	1.56	5.58	41.17	$ 31,132
4.35	1.40	1.51	12.72	37.37	$ 44,069
4.63	1.40	1.48	8.12	42.81	$ 45,968
3.81	1.40	1.46	(7.48)	47.71	$ 42,392

4.55	0.99	1.08	4.20	43.69	$ 59,890
4.30	0.99	1.12	5.99	41.17	$ 59,545
4.76	0.99	1.09	13.22	37.37	$ 91,735
5.08	0.99	1.07	8.52	42.81	$ 86,535
4.23	0.98	1.07	(7.06)	47.71	$ 78,945

4.76	0.80	0.82	4.47	43.69	$ 157,924
5.39	0.80	0.82	6.20	41.17	$ 156,750
4.37 (d)	0.80 (d)	1.09 (d)	7.65	37.37	$ 36,909
Annual Report  |  39

Report of Independent Registered Public Accounting Firm
Thornburg Investment Income Builder Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Investment Income Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Investment Income Builder Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
40   |  Annual Report

Expense Example
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,043.94	$5.79
Hypothetical*	$1,000.00	$1,019.40	$5.72
CLASS C SHARES
Actual	$1,000.00	$1,039.87	$9.51
Hypothetical*	$1,000.00	$1,015.74	$9.40
CLASS I SHARES
Actual	$1,000.00	$1,044.97	$4.56
Hypothetical*	$1,000.00	$1,020.61	$4.51
CLASS R3 SHARES
Actual	$1,000.00	$1,041.61	$7.68
Hypothetical*	$1,000.00	$1,017.55	$7.59
CLASS R4 SHARES
Actual	$1,000.00	$1,042.57	$7.17
Hypothetical*	$1,000.00	$1,018.05	$7.08
CLASS R5 SHARES
Actual	$1,000.00	$1,044.48	$5.07
Hypothetical*	$1,000.00	$1,020.10	$5.01
CLASS R6 SHARES
Actual	$1,000.00	$1,045.47	$4.10
Hypothetical*	$1,000.00	$1,021.06	$4.05

†	Expenses are equal to the annualized expense ratio for each class (A: 1.13%; C: 1.86%; I: 0.89%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.80%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  41

Trustees and Officers
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
42   |  Annual Report

Trustees and Officers, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  43

Trustees and Officers, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
44   |  Annual Report

Other Information
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Thornburg Investment Income Builder Fund of $627,256,892 are being reported as ordinary investment income for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 82.16% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 19.47% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2019, foreign source income and foreign taxes paid are $512,141,262 and $52,429,175, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  45

Other Information, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to its benchmark and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms, to the Fund’s benchmark, and to a separate broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (8) comparative risk and return statistics; and (9) dividend distributions by the Fund. Dividends paid with respect to shares of the Fund were noted as consistent with expectations and prevailing conditions. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer-term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of
46   |  Annual Report

Other Information, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2019 (Unaudited)
the advisory fee and total expenses for three Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was lower than the median level and comparable to the average level charged to funds in the applicable Morningstar category, that the level of total expense for a second share class was lower than the median and average levels for that category, and that the level of total expense for a third share class was higher than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the three peer groups, and that the total expense levels of three representative share classes were equal to or lower than the medians of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  47

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
48  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  49

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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH857

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Global Opportunities Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
November 4, 2019
Dear Fellow Shareholders:
This letter will highlight the results of the Thornburg Global Opportunities Fund’s investment activities for the 12-month period ended September 30, 2019. In addition, we will comment on the overall investment landscape. Recall that the Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe that the structure of the Fund—built on our core investment principles of flexibility, focus and value—gives us a durable framework for value-added investing.
The Fund’s total return for the fiscal year ended September 30, 2019 was negative 5.46% (Class I shares), underperforming the 1.38% return of the benchmark MSCI All Country World Index (ACWI). The net asset value (NAV) per share decreased from $30.07 to $27.67, and the Class I shares paid 0.65 cents per share in dividend income. Dividend amounts for other classes of Fund shares varied based on class-specific expenses. Most of the underperformance of the Thornburg Global Opportunities Fund, in absolute terms and relative to its benchmark, occurred in the December 2018 quarter when the Fund delivered a total return of negative 15.92%. We communicated in early January of 2019 that consensus earnings expectations for per share earnings for 2019 that had been published by outside analysts tracking our portfolio holdings actually increased over the course of calendar year 2018 (+3.5% versus prior EPS growth expectations on a portfolio weighted average basis), even as the stock prices of most of our investments declined. Simply stated, your portfolio stocks became cheaper, with a year-end 2018 weighted average P/E multiple of approximately 13.6x expected earnings for this year, 2019.
The Fund has seen a recovery in absolute performance thus far in calendar 2019, posting total returns of 12.43% (Class I shares) for the nine-month period ended September 30, and 21.94% as of November 4, 2019. But we recognize that our results in calendar 2018 were disappointing. We continue to manage the Fund with a long-term orientation, and we have adjusted portfolio holdings as business outlooks and share prices of the individual businesses in your portfolio have evolved. Despite the positive performance of the Fund in 2019 to date, earnings per share growth of our portfolio companies has kept the weighted average P/E multiple of the portfolio around 14x forward-year earnings, a significant discount to the P/E multiple of the ACWI Index.
Performance comparisons of the Fund to the MSCI ACWI Index over various time periods are shown on page 7 of this report, and on our website www.thornburg.com. From its inception on July 28, 2006, through September 30, 2019, the Class I shares of the Thornburg Global Opportunities Fund have outperformed the MSCI ACWI Index by an average margin of roughly 278 basis points (or 2.78%) per year, resulting in a total cumulative return since inception of 195% versus 109% for the index. Since inception, the Fund has exhibited share-price volatility, as measured by weekly beta, nominally lower than that of the index.1
Source: Thornburg

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 877-215-1330.
In assessing the performance of the Fund over the fiscal year ended September 30, 2019, it is instructive to consider the performance in U.S. dollars of the sector components of your Fund’s benchmark, the MSCI All Country World Index. For the index, sector returns ranged from negative 15% (energy) to 19% (utilities), with six sectors showing positive results. Information technology, consumer staples, utilities and real estate were the top performing sectors for the index, while energy and health care were the largest detractors. The Fund’s investments in the following sectors comprised the largest average weightings in the portfolio during the year under review: communication services (19% average weight), industrials (18% average weight), financials (14% average weight), materials (11% average weight) and consumer discretionary (10% average weight).
1. The Fund was generally underweight investments in firms in the least economically sensitive sectors that performed best during the period under review, including utilities and consumer staples.
2. The Fund had heavier than index average weightings in firms in the more macro-economically sensitive sectors that performed worst during the period under review, including industrials and materials. We were conscious of this portfolio allocation, seeing value in the cost-advantaged positions of these investments.
3. Seven portfolio investments contributed at least 0.25% to portfolio performance during the fiscal year. Fourteen investments contributed overall portfolio declines in value of more than negative 0.25%.

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
Your Fund’s investments in the communication services sector delivered generally positive performance during the fiscal year. T-Mobile US and Facebook made positive contributions to portfolio performance as both businesses increased customers and user engagement. Chinese internet search engine developer Baidu was a significant detractor. We sold the entire Baidu investment earlier this year as the company is being challenged in key areas while it pours cash into as yet unproductive endeavors like autonomous driving.
Your Fund’s investments in the industrials sector delivered disappointing share price performance for the year under review, with market prices generally falling short of their underlying business performance. European airlines Ryanair and easyJet, while both growing customer bases, saw falling average passenger fares as industry capacity rationalization grinds on more slowly than expected. Agricultural equipment, commercial vehicle and construction equipment manufacturer CNH Industrial also detracted from portfolio performance. Investor sentiment toward CNH deteriorated as uncertainty around global macro-economic growth has increased. Each of these three detractors delivered strong share price recoveries between September 30 and the date of this letter. European toll road and airport operator Atlantia made a positive contribution to portfolio performance for fiscal 2019, but this was insufficient to offset the negative headwinds of the aforementioned detractors.
Fund investments in the financials sector made a negative contribution to portfolio performance during the period. French multi-national bank BNP Paribas and Dutch insurer NN Group each detracted from portfolio performance. Portfolio credit quality for these European firms is holding up reasonably well in 2019, but the indefinite extension of negative euro interest rate policies and quantitative easing clouds the forward earnings outlook. U.S.-listed Capital One Financial and Citigroup each saw per share revenue, normalized net income and book value growth in 2018 and 2019 to date. But this progress was met by contracting valuation multiples, so these investments modestly detracted from portfolio performance.
Your Fund invested in three firms in the materials sector during the period under review: CF Industries and OCI each produce fertilizers and industrial chemicals, while Mineral Resources is an Australia-based mining services firm that also produces its own iron ore and lithium used in lithium-ion batteries. Each of these delivered negative contributions to portfolio performance for fiscal 2019. We maintain constructive views of the nitrogen fertilizer end market, and of the cost-advantaged positions of CF Industries and OCI as suppliers to this market with access to low cost natural gas supplies. Growth of the end market for lithium-ion batteries will be tied primarily to growth of battery electric powered vehicles. Mineral Resources has been nimble and opportunistic in adding value in various segments of the mining industry in Australia.
Fund investments in the consumer discretionary sector delivered positive overall returns for the fiscal year. Our longtime U.K.
holding Barratt Developments contributed significantly to portfolio returns as the company continued to deliver promised improvements in margins while investors’ fears of a “hard Brexit” receded. Barratt has been a strong contributor to the Thornburg Global Opportunities Fund performance since our initial purchase in 2014. Shares in gaming and hospitality company Galaxy Entertainment also made a positive portfolio contribution for the year. Hong Kong-based Galaxy is a leading gaming and leisure group, benefiting from ongoing growth in Macau tourism and visitation from mainland China.
The Fund’s information technology investments delivered a mixed contribution to portfolio performance. Two newer holdings, GDS Holdings and Qorvo made positive contributions while Samsung Electronics was a negative contributor. GDS Holdings, a leading owner and operator of data centers in China, reported strong customer demand in 2018 and plans to expand its business in the coming years as its customers grow in China. Qorvo, a market leader in the design and manufacturing of radio frequency (RF) chips, appears poised to gain from increasing the value of its components in mobile phones and other connected devices.
Other detractors from portfolio performance included drugstore chain and pharmaceuticals distributor Walgreens Boots Alliance, pharmaceuticals manufacturer Allergan, French electric utility Electricite de France, coal producer Peabody Energy and chemicals conglomerate Bayer AG. We sold our positions in Electricite de France, Peabody Energy and Bayer, and significantly reduced the portfolio holding of Walgreens. On the positive side, India’s multi-industry conglomerate Reliance Industries again made a significant positive contribution to portfolio performance for fiscal 2019.
We highlight your portfolio’s holding in renewable energy leader Vestas Wind Systems—the world’s largest producer of wind turbines. Vestas made a modest positive contribution to portfolio performance in fiscal 2019. Vestas is in the process of delivering the largest backlog in its history while also taking in significant future orders at attractive prices. Near-term margin expectations are below average due to tariff and other transitory effects, but we are optimistic about the future for Vestas due to its exposure to several structural global trends (e.g. electrification and replacement of coal and nuclear-powered electricity generation with renewable energy).
Illustrated below is the cost of wind as compared to Closed Cycle Gas Turbines (CCGT), one of the cheapest fossil fuel-based power technologies available, for the United States. As the chart indicates, most new-build onshore wind generation is already cheaper than gas-fired generation, and wind costs are expected to further decline, boosting the relative appeal of Vestas’ products.

Annual Report  |  5

Letter to Shareholders, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
Source: Bloomberg New Energy Finance – “2H 2019 LCOE Update: Solar, wind and power prices at the crossroads”
At September 30, 2019, U.S. headquartered firms comprised approximately 40% of your portfolio, foreign firms were 57%, and cash made up the remaining 3%. The average one-year forward price-to-earnings multiple of the companies owned in the Thornburg Global Opportunities Fund stands at 14.1x versus 16.1x for the MSCI ACWI. Consensus analyst estimates forecast our portfolio firms to grow earnings faster than the market in the years ahead.
Top equity holdings and other portfolio data about Global Opportunities Fund are summarized on page 8 of this report.
We invest based on fundamental analysis of individual businesses. That noted, political and macro-economic events on the horizon continue to present both uncertainties and potential opportunities. Today, investors debate the future direction of the economies of China, Europe, various emerging markets and the U.S. They consider potential policy actions by the U.S. Federal Reserve, Congress, the Trump administration and foreign government regulatory and policy actions. Concerns about tariffs and trade policy changes impact share price movements of global producers of tradeable goods, which are volatile day to day. The 2020 U.S. elections have entered investor consciousness. Most economic data tracking business expectations of manufacturers around the world are indicating slowing growth. We expect business expectations and the share prices of producers of tradeable goods to remain subject to heightened volatility until new trade policies are established.
Importantly, overall global consumer spending appears poised to grow in 2020, along with global population, industrial production, energy consumption, bank loans, deposits and communications traffic. Despite uncertainty around macroeconomic policies and expectations for slowing future economic growth, employment and wage growth trends remain positive, consumer debt is under control and many governments around the world have room to implement expansionary fiscal policies.
Patience and a long-term investment orientation have served the Thornburg Global Opportunities Fund well over the past 13 years. Given the market’s extended strength, we remind fellow shareholders that we encourage a similar mindset in the years ahead. We continue to follow our core investment principles of flexibility, focus and value, as we have through a wide variety of macroeconomic settings over the Fund’s life.
Thank you for your support of the Thornburg Global Opportunities Fund. Remember that you can review our periodic portfolio commentary, as well as descriptions of many of the stocks in your portfolio, at www.thornburg.com/global.
Best wishes for a great holiday season and new year.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Officer and Managing Director	W. Vinson Walden, cfa Portfolio Manager Managing Director
1. Source: Weekly beta as measured by Bloomberg.

Holdings are classified by country of risk as determined by MSCI and Bloomberg.
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
6  |  Annual Report

Performance Summary
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 7/28/06)
Without sales charge	-5.78%	4.44%	3.74%	8.63%	8.09%
With sales charge	-10.02%	2.85%	2.78%	8.13%	7.71%
Class C Shares (Incep: 7/28/06)
Without sales charge	-6.49%	3.64%	2.95%	7.81%	7.26%
With sales charge	-7.42%	3.64%	2.95%	7.81%	7.26%
Class I Shares (Incep: 7/28/06)	-5.46%	4.78%	4.08%	9.08%	8.55%
Class R3 Shares (Incep: 2/1/08)	-5.95%	4.24%	3.55%	8.52%	5.00%
Class R4 Shares (Incep: 2/1/08)	-5.84%	4.36%	3.65%	8.62%	5.09%
Class R5 Shares (Incep: 2/1/08)	-5.45%	4.77%	4.08%	9.07%	5.54%
Class R6 Shares (Incep: 4/10/17)	-5.34%	-	-	-	0.51%
MSCI AC World Index (Since 7/28/06)	1.38%	9.71%	6.65%	8.35%	5.77%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.28%; C shares, 2.03%; I shares, 0.97%; R3 shares, 1.92%; R4 shares, 1.61%; R5 shares, 1.16% and R6, 0.98%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%, and R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI All Country (AC) World Index is a market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Annual Report  |  7

Fund Summary
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Alphabet, Inc. Class A	5.8%
Capital One Financial Corp.	5.2%
T-Mobile US, Inc.	5.1%
Reliance Industries Ltd.	5.1%
Facebook, Inc. Class A	4.8%
Atlantia S.p.A.	4.7%
Ryanair Holdings plc	4.5%
Citigroup, Inc.	4.4%
OCI N.V.	4.3%
New World Development Co. Ltd.	3.8%
SECTOR EXPOSURE
Industrials	18.7%
Communication Services	17.8%
Information Technology	12.9%
Financials	12.2%
Consumer Discretionary	9.3%
Materials	9.1%
Energy	5.1%
Real Estate	3.8%
Health Care	3.7%
Consumer Staples	0.1%
Utilities	0.1%
Other Assets Less Liabilities	7.2%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	12.7%
Transportation	12.3%
Materials	9.1%
Capital Goods	6.4%
Consumer Services	5.5%
Technology Hardware & Equipment	5.5%
Diversified Financials	5.2%
Telecommunication Services	5.1%
Energy	5.1%
Banks	4.9%

COUNTRY EXPOSURE* (percent of equity holdings)
United States	40.7%
China	7.9%
Netherlands	7.5%
United Kingdom	7.1%
Macao	6.0%
India	5.4%
Italy	5.0%
Ireland	4.8%
Hong Kong	4.1%
Denmark	3.5%
South Korea	3.4%
Australia	2.8%
Taiwan	1.7%
France	0.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
8   |  Annual Report

Schedule of Investments
Thornburg Global Opportunities Fund  |  September 30, 2019
		SHARES	VALUE
	Common Stock — 92.8%
	Banks — 4.9%
	Banks — 4.9%
	Citigroup, Inc.	804,047	$ 55,543,567
	ING Groep N.V.	598,900	6,269,215
			61,812,782
	Capital Goods — 6.4%
	Electrical Equipment — 3.2%
	Vestas Wind Systems A/S	516,780	40,120,527
	Machinery — 3.2%
	CNH Industrial N.V.	3,951,495	40,226,757
			80,347,284
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
	Barratt Developments plc	348,866	2,779,583
			2,779,583
	Consumer Services — 5.5%
	Hotels, Restaurants & Leisure — 5.5%
	Galaxy Entertainment Group Ltd.	5,988,555	37,248,435
	MGM China Holdings Ltd.	20,542,689	32,028,740
			69,277,175
	Diversified Financials — 5.2%
	Consumer Finance — 5.2%
	Capital One Financial Corp.	710,896	64,677,318
			64,677,318
	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
	Reliance Industries Ltd.	3,367,288	63,355,691
			63,355,691
	Food & Staples Retailing — 0.1%
	Food & Staples Retailing — 0.1%
	Walgreens Boots Alliance, Inc.	10,934	604,760
			604,760
	Healthcare Equipment & Services — 3.6%
	Health Care Providers & Services — 3.6%
[a]	DaVita, Inc.	786,919	44,909,467
			44,909,467
	Insurance — 2.1%
	Insurance — 2.1%
	NN Group N.V.	741,229	26,289,157
			26,289,157
	Materials — 9.1%
	Chemicals — 6.5%
	CF Industries Holdings, Inc.	543,561	26,743,201
[a]	OCI N.V.	2,293,722	54,150,933
	Metals & Mining — 2.6%
	Mineral Resources Ltd.	3,632,479	32,804,309
			113,698,443
	Media & Entertainment — 12.7%
	Entertainment — 1.6%
[a]	Sea Ltd. ADR	630,400	19,510,880
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
		SHARES	VALUE
	Interactive Media & Services — 10.6%
[a]	Alphabet, Inc. Class A	59,897	$ 73,142,622
[a]	Facebook, Inc. Class A	336,985	60,010,289
	Media — 0.5%
[a]	DISH Network Corp. Class A	171,669	5,848,763
			158,512,554
	Pharmaceuticals, Biotechnology & Life Sciences — 0.1%
	Pharmaceuticals — 0.1%
	Allergan plc	7,717	1,298,694
			1,298,694
	Real Estate — 3.8%
	Real Estate Management & Development — 3.8%
	New World Development Co., Ltd.	36,382,910	47,255,958
			47,255,958
	Retailing — 3.6%
	Internet & Direct Marketing Retail — 3.6%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	266,074	44,495,555
			44,495,555
	Semiconductors & Semiconductor Equipment — 3.7%
	Semiconductors & Semiconductor Equipment — 3.7%
[a]	Qorvo, Inc.	632,041	46,859,520
			46,859,520
	Software & Services — 3.7%
	Information Technology Services — 3.7%
[a]	GDS Holdings Ltd. ADR	1,168,834	46,846,867
			46,846,867
	Technology Hardware & Equipment — 5.5%
	Communications Equipment — 2.3%
[a]	EchoStar Corp. Class A	729,771	28,913,527
	Technology Hardware, Storage & Peripherals — 3.2%
	Samsung Electronics Co., Ltd.	975,636	40,007,479
			68,921,006
	Telecommunication Services — 5.1%
	Wireless Telecommunication Services — 5.1%
[a]	T-Mobile US, Inc.	816,569	64,321,140
			64,321,140
	Transportation — 12.3%
	Airlines — 7.6%
	easyJet plc	2,828,648	39,996,572
[a]	Ryanair Holdings plc Sponsored ADR	842,620	55,933,116
	Transportation Infrastructure — 4.7%
	Atlantia SpA	2,419,097	58,508,275
			154,437,963
	Utilities — 0.1%
	Electric Utilities — 0.1%
	Electricite de France S.A.	115,559	1,293,543
			1,293,543
	Total Common Stock (Cost $980,071,443)		1,161,994,460
	Short-Term Investments — 6.9%
[b]	Thornburg Capital Management Fund	8,705,041	87,050,413
	Total Short-Term Investments (Cost $87,050,413)		87,050,413
	Total Investments — 99.7% (Cost $1,067,121,856)		$1,249,044,873
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
	SHARES	VALUE
Other Assets Less Liabilities — 0.3%		3,305,581
Net Assets — 100.0%		$1,252,350,454

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	17,439,200	10/10/2019	21,449,502	$ 441,751	$ —
Great Britain Pound	SSB	Buy	2,047,100	10/10/2019	2,517,849	33,755	—
Great Britain Pound	SSB	Buy	1,259,700	10/10/2019	1,549,379	16,965	—
Australian Dollar	BBH	Sell	24,451,400	10/31/2019	16,520,288	399,102	—
Australian Dollar	BBH	Buy	4,792,400	10/31/2019	3,237,926	—	(15,251)
Euro	SSB	Sell	112,676,800	11/15/2019	123,212,528	3,734,102	—
Euro	SSB	Buy	15,470,700	11/15/2019	16,917,272	—	(83,001)

Total						$ 4,625,675	$ (98,252)

Net unrealized appreciation (depreciation)						$ 4,527,423

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Global Opportunities Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $980,071,443)	$ 1,161,994,460
Non-controlled affiliated issuer (cost $87,050,413)	87,050,413
Cash denominated in foreign currency (cost $21)	21
Receivable for investments sold	4,244,564
Receivable for fund shares sold	527,004
Unrealized appreciation on forward currency contracts (Note 7)	4,625,675
Dividends receivable	1,174,559
Dividend and interest reclaim receivable	60,466
Prepaid expenses and other assets	89,071
Total Assets	1,259,766,233
Liabilities
Payable for fund shares redeemed	3,337,045
Unrealized depreciation on forward currency contracts (Note 7)	98,252
Payable to investment advisor and other affiliates (Note 4)	1,131,430
Deferred taxes payable (Note 2)	2,141,711
Accounts payable and accrued expenses	707,152
Dividends payable	189
Total Liabilities	7,415,779
Net Assets	$ 1,252,350,454
NET ASSETS CONSIST OF
Distributable earnings	$ 188,157,225
Net capital paid in on shares of beneficial interest	1,064,193,229
$ 1,252,350,454
12   |  Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($236,560,531 applicable to 8,582,368 shares of beneficial interest outstanding - Note 5)	$ 27.56
Maximum sales charge, 4.50% of offering price	1.30
Maximum offering price per share	$ 28.86
Class C Shares:
Net asset value and offering price per share* ($151,468,837 applicable to 5,704,240 shares of beneficial interest outstanding - Note 5)	$ 26.55
Class I Shares:
Net asset value, offering and redemption price per share ($762,696,858 applicable to 27,562,721 shares of beneficial interest outstanding - Note 5)	$ 27.67
Class R3 Shares:
Net asset value, offering and redemption price per share ($4,317,014 applicable to 158,269 shares of beneficial interest outstanding - Note 5)	$ 27.28
Class R4 Shares:
Net asset value, offering and redemption price per share ($9,254,008 applicable to 338,788 shares of beneficial interest outstanding - Note 5)	$ 27.32
Class R5 Shares:
Net asset value, offering and redemption price per share ($42,354,276 applicable to 1,529,232 shares of beneficial interest outstanding - Note 5)	$ 27.70
Class R6 Shares:
Net asset value, offering and redemption price per share ($45,698,930 applicable to 1,645,673 shares of beneficial interest outstanding - Note 5)	$ 27.77

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg Global Opportunities Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,596,343)	$ 29,239,910
Non-controlled affiliated issuer	1,017,682
Total Income	30,257,592
EXPENSES
Investment advisory fees (Note 4)	12,213,377
Administration fees (Note 4)
Class A Shares	242,786
Class C Shares	164,483
Class I Shares	788,028
Class R3 Shares	4,777
Class R4 Shares	13,086
Class R5 Shares	46,432
Class R6 Shares	41,956
Distribution and service fees (Note 4)
Class A Shares	691,293
Class C Shares	1,873,957
Class R3 Shares	27,210
Class R4 Shares	37,266
Transfer agent fees
Class A Shares	319,535
Class C Shares	232,832
Class I Shares	872,599
Class R3 Shares	27,918
Class R4 Shares	84,833
Class R5 Shares	156,052
Class R6 Shares	7,525
Registration and filing fees
Class A Shares	17,174
Class C Shares	15,563
Class I Shares	33,427
Class R3 Shares	12,767
Class R4 Shares	12,767
Class R5 Shares	12,936
Class R6 Shares	12,928
Custodian fees	191,934
Professional fees	98,357
Trustee and officer fees (Note 4)	98,635
Other expenses	258,126
Total Expenses	18,610,559
Less:
Expenses reimbursed by investment advisor (Note 4)	(741,242)
Investment advisory fees waived by investment advisor (Note 4)	(286,478)
Net Expenses	17,582,839
Net Investment Income	$ 12,674,753
14   |  Annual Report

Statement of Operations, Continued
Thornburg Global Opportunities Fund  |  Year Ended September 30, 2019
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $337,315)	$ 8,889,154
Forward currency contracts (Note 7)	11,711,758
Foreign currency transactions	(207,136)
20,393,776
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $98,961)	(170,161,142)
Forward currency contracts (Note 7)	5,648,942
Foreign currency translations	(19,827)
(164,532,027)
Net Realized and Unrealized Loss	(144,138,251)
Net Decrease in Net Assets Resulting from Operations	$ (131,463,498)
See notes to financial statements.
Annual Report  |  15

Statements of Changes in Net Assets
Thornburg Global Opportunities Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 12,674,753	$ 37,984,910
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	20,393,776	77,745,003
Net change in unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(164,532,027)	(180,296,250)
Net Decrease in Net Assets Resulting from Operations	(131,463,498)	(64,566,337)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(6,084,601)	(1,042,666)
Class C Shares	(1,977,267)	(214,888)
Class I Shares	(23,054,670)	(5,175,786)
Class R3 Shares	(108,092)	(21,199)
Class R4 Shares	(288,231)	(52,807)
Class R5 Shares	(1,405,780)	(248,810)
Class R6 Shares	(1,209,350)	(10,671)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(101,269,120)	(63,131,768)
Class C Shares	(82,379,964)	(114,771,553)
Class I Shares	(333,371,480)	(270,875,265)
Class R3 Shares	(2,626,610)	(4,185,580)
Class R4 Shares	(9,917,215)	(6,500,787)
Class R5 Shares	(22,285,902)	(8,168,594)
Class R6 Shares	(2,114,070)	51,865,696
Net Decrease in Net Assets	(719,555,850)	(487,101,015)
NET ASSETS
Beginning of Year	1,971,906,304	2,459,007,319
End of Year	$ 1,252,350,454	$ 1,971,906,304
See notes to financial statements.
16   |  Annual Report

Notes to Financial Statements
Thornburg Global Opportunities Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,073,604,353
Gross unrealized appreciation on a tax basis	218,042,538
Gross unrealized depreciation on a tax basis	(38,074,595)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 179,967,943
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales and marked-to-market adjustments of outstanding forward currency contracts.
In order to account for permanent book to tax differences, the Fund increased distributable earnings by $21,112,655 and decreased net capital paid in on shares of beneficial interest by $21,112,655. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from expired capital losses carried forward and equalization of undistributed capital gains to shareholders.
At September 30, 2019, the Fund had $7,850,242 of undistributed tax basis ordinary investment income and $2,495,857 of undistributed tax basis capital gains.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 34,127,991	$ 6,766,827
Total	$ 34,127,991	$ 6,766,827
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
20  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 1,161,994,460	$ 1,161,994,460	$ —	$ —
Short-Term Investments	87,050,413	87,050,413	—	—
Total Investments in Securities	$ 1,249,044,873	$ 1,249,044,873	$ —	$ —
Other Financial Instruments
Forward Currency Contracts	$ 4,625,675	$ —	$ 4,625,675	$ —
Total Assets	$ 1,253,670,548	$ 1,249,044,873	$ 4,625,675	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (98,252)	$ —	$ (98,252)	$ —
Total Liabilities	$ (98,252)	$ —	$ (98,252)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the year ended September 30, 2019 was 0.824% of the Fund’s average daily net assets (before applicable management fee waiver of $286,478). Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
commissions aggregating $12,443 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $14,389 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class R3 shares, 1.50%; Class R4 shares, 1.40%; Class R5 shares, 0.99%; Class R6 shares, 0.85%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor voluntarily waived Fund level investment advisory fees of $286,478. The Advisor contractually reimbursed certain class specific expenses and distribution fees of $37,183 for Class R3 shares, $65,728 for Class R4 shares, $140,232 for Class R5 shares, and $62,409 for Class R6 shares and voluntarily reimbursed $435,690 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 3.62%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$68,176,932	$617,295,857	$(598,422,376)	$-	$-	$87,050,413	$1,017,682
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
22  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	781,038	$ 20,906,242	3,335,136	$ 103,488,392
Shares issued to shareholders in reinvestment of dividends	242,411	5,769,379	31,011	981,179
Shares repurchased	(4,718,077)	(127,944,741)	(5,371,593)	(167,601,339)
Net decrease	(3,694,628)	$ (101,269,120)	(2,005,446)	$ (63,131,768)
Class C Shares
Shares sold	321,134	$ 8,203,210	1,138,197	$ 34,385,916
Shares issued to shareholders in reinvestment of dividends	79,218	1,826,769	6,530	199,285
Shares repurchased	(3,542,700)	(92,409,943)	(5,015,148)	(149,356,754)
Net decrease	(3,142,348)	$ (82,379,964)	(3,870,421)	$ (114,771,553)
Class I Shares
Shares sold	6,403,173	$ 173,821,046	13,805,603	$ 433,679,560
Shares issued to shareholders in reinvestment of dividends	865,374	20,630,523	141,477	4,487,662
Shares repurchased	(19,616,732)	(527,823,049)	(22,775,847)	(709,042,487)
Net decrease	(12,348,185)	$ (333,371,480)	(8,828,767)	$ (270,875,265)
Class R3 Shares
Shares sold	30,849	$ 826,958	65,621	$ 2,020,196
Shares issued to shareholders in reinvestment of dividends	2,888	68,136	403	12,620
Shares repurchased	(131,740)	(3,521,704)	(203,071)	(6,218,396)
Net decrease	(98,003)	$ (2,626,610)	(137,047)	$ (4,185,580)
Class R4 Shares
Shares sold	152,774	$ 3,989,913	193,209	$ 5,994,773
Shares issued to shareholders in reinvestment of dividends	8,800	207,684	1,264	39,602
Shares repurchased	(524,575)	(14,114,812)	(407,089)	(12,535,162)
Net decrease	(363,001)	$ (9,917,215)	(212,616)	$ (6,500,787)
Class R5 Shares
Shares sold	296,661	$ 8,089,436	525,744	$ 16,426,879
Shares issued to shareholders in reinvestment of dividends	56,561	1,349,546	7,656	243,146
Shares repurchased	(1,152,006)	(31,724,884)	(800,724)	(24,838,619)
Net decrease	(798,784)	$ (22,285,902)	(267,324)	$ (8,168,594)
Class R6 Shares
Shares sold	301,553	$ 8,281,671	1,807,910	$ 56,306,121
Shares issued to shareholders in reinvestment of dividends	43,624	1,042,604	335	10,671
Shares repurchased	(416,053)	(11,438,345)	(142,283)	(4,451,096)
Net increase (decrease)	(70,876)	$ (2,114,070)	1,665,962	$ 51,865,696
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $420,931,158 and $1,003,781,186, respectively.
Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the year ended September 30, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2019 was $243,743,504.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts, which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2019 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Assets - Unrealized appreciation on forward currency contracts	$ 4,625,675
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2019
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (98,252)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2019 is $4,143,572 attributable to the Fund’s contracts with SSB, and $383,851 attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
24   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 11,711,758	$ 11,711,758
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED September 30, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 5,648,942	$ 5,648,942
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  25

Financial Highlights
Thornburg Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	(0.55)	$ 27.56
2018	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	(0.07)	$ 29.93
2017	$ 24.90	0.13	6.05	6.18	(0.10)	—	(0.10)	$ 30.98
2016	$ 24.41	0.25	0.38	0.63	(0.14)	—	(0.14)	$ 24.90
2015	$ 23.74	(0.11)	0.78	0.67	—	—	—	$ 24.41
CLASS C SHARES
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	(0.25)	$ 26.55
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	(0.02)	$ 28.70
2017	$ 24.13	(0.08)	5.84	5.76	(0.01)	—	(0.01)	$ 29.88
2016	$ 23.70	0.07	0.36	0.43	—	—	—	$ 24.13
2015	$ 23.23	(0.31)	0.78	0.47	—	—	—	$ 23.70
CLASS I SHARES
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	(0.65)	$ 27.67
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	(0.10)	$ 30.07
2017	$ 24.96	0.23	6.07	6.30	(0.20)	—	(0.20)	$ 31.06
2016	$ 24.53	0.34	0.37	0.71	(0.28)	—	(0.28)	$ 24.96
2015	$ 23.79	(0.02)	0.77	0.75	(0.01)	—	(0.01)	$ 24.53
CLASS R3 SHARES
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	(0.46)	$ 27.28
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	(0.06)	$ 29.57
2017	$ 24.66	0.08	5.99	6.07	(0.07)	—	(0.07)	$ 30.66
2016	$ 24.18	0.20	0.38	0.58	(0.10)	—	(0.10)	$ 24.66
2015	$ 23.55	(0.15)	0.78	0.63	—	—	—	$ 24.18
CLASS R4 SHARES
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	(0.49)	$ 27.32
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	(0.06)	$ 29.62
2017	$ 24.67	0.11	6.00	6.11	(0.09)	—	(0.09)	$ 30.69
2016	$ 24.22	0.24	0.35	0.59	(0.14)	—	(0.14)	$ 24.67
2015	$ 23.57	(0.13)	0.78	0.65	—	—	—	$ 24.22
CLASS R5 SHARES
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	(0.66)	$ 27.70
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	(0.10)	$ 30.10
2017	$ 24.99	0.22	6.08	6.30	(0.19)	—	(0.19)	$ 31.10
2016	$ 24.55	0.34	0.37	0.71	(0.27)	—	(0.27)	$ 24.99
2015	$ 23.81	(0.03)	0.78	0.75	(0.01)	—	(0.01)	$ 24.55
CLASS R6 SHARES
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	(0.70)	$ 27.77
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	(0.11)	$ 30.20
2017 (c)	$ 28.35	0.11	2.73	2.84	(0.03)	—	(0.03)	$ 31.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Annual Report

Financial Highlights, Continued
Thornburg Global Opportunities Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

0.73	1.31	1.33	(5.78)	29.12	$ 236,560
1.40	1.28	1.28	(3.16)	41.99	$ 367,449
0.46	1.33	1.33	24.85	43.70	$ 442,522
1.02	1.35	1.35	2.57	37.11	$ 443,072
(0.42)	1.32	1.32	2.82	45.41	$ 550,327

(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
0.78	2.03	2.03	(3.90)	41.99	$ 253,907
(0.30)	2.08	2.08	23.88	43.70	$ 380,046
0.29	2.09	2.09	1.81	37.11	$ 359,426
(1.20)	2.10	2.10	2.02	45.41	$ 363,615

1.05	0.99	1.06	(5.46)	29.12	$ 762,697
1.79	0.97	0.97	(2.88)	41.99	$ 1,200,267
0.80	0.97	0.98	25.31	43.70	$ 1,514,039
1.39	0.99	0.99	2.91	37.11	$ 996,970
(0.08)	0.97	0.98	3.17	45.41	$ 1,285,609

0.55	1.50	2.20	(5.95)	29.12	$ 4,317
1.22	1.50	1.92	(3.38)	41.99	$ 7,577
0.28	1.50	1.97	24.66	43.70	$ 12,059
0.84	1.50	2.01	2.38	37.11	$ 10,645
(0.58)	1.50	2.15	2.68	45.41	$ 8,936

0.71	1.40	1.86	(5.84)	29.12	$ 9,254
1.49	1.40	1.61	(3.29)	41.99	$ 20,786
0.38	1.40	1.65	24.81	43.70	$ 28,061
0.98	1.40	1.66	2.45	37.11	$ 21,415
(0.51)	1.40	1.76	2.76	45.41	$ 13,175

1.04	0.99	1.27	(5.45)	29.12	$ 42,354
1.82	0.99	1.16	(2.92)	41.99	$ 70,084
0.79	0.99	1.16	25.29	43.70	$ 80,704
1.38	0.99	1.07	2.91	37.11	$ 60,252
(0.11)	0.98	1.02	3.17	45.41	$ 108,654

1.17	0.85	1.00	(5.34)	29.12	$ 45,699
2.93	0.85	0.98	(2.75)	41.99	$ 51,836
0.77 (d)	0.85 (d)	13.31 (d)(e)	10.02	43.70	$ 1,576
Annual Report  |  27

Report of Independent Registered Public Accounting Firm
Thornburg Global Opportunities Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Global Opportunities Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
28   |  Annual Report

Expense Example
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$ 998.19	$ 6.36
Hypothetical*	$1,000.00	$1,018.70	$ 6.43
CLASS C SHARES
Actual	$1,000.00	$ 994.39	$10.15
Hypothetical*	$1,000.00	$1,014.89	$10.25
CLASS I SHARES
Actual	$1,000.00	$ 999.64	$ 4.96
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R3 SHARES
Actual	$1,000.00	$ 997.08	$ 7.51
Hypothetical*	$1,000.00	$1,017.55	$ 7.59
CLASS R4 SHARES
Actual	$1,000.00	$ 997.81	$ 7.01
Hypothetical*	$1,000.00	$1,018.05	$ 7.08
CLASS R5 SHARES
Actual	$1,000.00	$ 999.64	$ 4.96
Hypothetical*	$1,000.00	$1,020.10	$ 5.01
CLASS R6 SHARES
Actual	$1,000.00	$1,000.36	$ 4.26
Hypothetical*	$1,000.00	$1,020.81	$ 4.31

†	Expenses are equal to the annualized expense ratio for each class (A: 1.27%; C: 2.03%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.85%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  29

Trustees and Officers
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
30   |  Annual Report

Trustees and Officers, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  31

Trustees and Officers, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
32   |  Annual Report

Other Information
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2019, dividends paid by the Thornburg Global Opportunities Fund of $34,127,991 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 33.72% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2019, foreign source income and foreign taxes paid is $23,511,026 and $1,596,343, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  33

Other Information, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, ten-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index over various periods since the Fund’s inception; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders.
The Trustees considered explanations from the Advisor respecting performance of the Fund in some recent periods that had compared less favorably to some comparative measures, together with the reports they had received from the Advisor throughout the year, explanations of the comparisons by reference to the investment strategies of the Fund, the effects of market and economic conditions, the investment decisions by the Advisor in view of the Fund’s strategies, and where pertinent the Advisor’s measures and expectations for improvement in the Fund’s relative investment performance. The Trustees noted their understanding that strategies pursued for a fund may produce intermittent lower relative performance, other funds managed by the Advisor have in the past returned to favor as conditions
34   |  Annual Report

Other Information, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
changed or the strategies of those funds gained traction, and that the Advisor has successfully remediated lower relative performance of other funds in cases where execution of investment strategies had contributed to lower performance. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee was comparable to the median level for the two peer groups, that the total expense level of one representative share class was higher than the median of the respective peer group but comparable to other funds in the peer groups, and that the total expense level of another representative share class was comparable to the median of the respective peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over
Annual Report  |  35

Other Information, Continued
Thornburg Global Opportunities Fund  |  September 30, 2019 (Unaudited)
pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
36  |  Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  37

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
38   |  Annual Report

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Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1245

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Developing World Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
October 30, 2019
Dear Fellow Shareholder:
Over the past 12 months, we have seen investor sentiment swing wildly from concerns about global growth, to cautious optimism to outright bullishness, followed by another collapse in confidence. Investors are once again focused on global growth concerns. The markets have tracked and even amplified these swings in sentiment, as one might expect, during a period where global growth remains sluggish and short-term returns are driven primarily by news headlines and tweets and less by underlying fundamentals.
The increased volatility has also driven multiple, abrupt rotations in style leadership. Over the last four quarters, we have seen the MSCI Emerging Markets Value Index outperform twice, while the MSCI Emerging Markets Growth Index also outperformed twice. The Thornburg Developing World Fund’s philosophy of pursuing stock-specific alpha with three layers of risk management (strong businesses, balanced three-basket portfolio construction and currency awareness) has helped the portfolio to navigate these rotations while allowing stock selection to drive the returns of our concentrated portfolio. During the fiscal year ended September 30, 2019, the Thornburg Developing World Fund (Class I shares) outperformed the index in all four periods while delivering a 8.14% total return over the trailing one year, versus the MSCI Emerging Markets Index return of negative 2.02% over the same period.
Top Performers
•	Azul is the fastest-growing Airline in Brazil. Despite headwinds related to currency and fuel prices, the Brazilian airline delivered strong performance on margin improvement driven by operational efficiency and capacity growth. They also benefited from the bankruptcy of an important competitor which led to significant capacity reduction in the market.
•	ICICI Bank is India’s largest private-sector bank and a leading retail lender across consumer-finance segments. Shares advanced over the period as ICICI continued to improve its core operating profit and reported strong earnings and balance sheet performance. Asset quality trends also surprised to the upside, as loan loss provisions decreased significantly year-over-year.
•	B3 is the leading platform for trading equities, options and fixed income in Brazil. Lower Brazilian interest rates have made equity investing relatively more attractive for domestic investors, and expectations are that foreign investors will be more interested in Brazilian investments as the country’s pension reform bill passed this October. Incremental volume growth and the company’s tie to Brazil’s improving capital markets environment led to solid performance over the period.
•	Itau Unibanco is a large multinational Brazilian bank and financial services provider. Beginning in 4Q18, shares progressed strongly as it became clear the market-friendly presidential candidate won the election. While controversial, President Jair Bolsonaro has adopted a market-friendly policy agenda focused on fiscal reform and privatization of public sector assets.
•	Hapvida is the third-largest healthcare operator in Brazil and maintains a presence in both the medical and dental segments. The company has a strong network of more than 1,500 hospital beds, clinics and diagnostic centers and continues to build a durable competitive advantage through organic growth and attractively valued acquisitions. The stock rose as the company successfully grew market share and drove margin expansion through strong cost management.
Bottom Performers
•	Groupo Financiero Banorte is one of the largest commercial banks in Mexico. Shares sold off early in the fiscal year following comments made by incoming Mexican president Andres Manuel Lopez Obrador regarding the completion of a new but partially built airport for Mexico City. While Banorte’s exposure to the airport is small, there was concern that the incoming president was tacking harder to the left and that he might burden the private sector with increased regulation and taxation. As a leading bank in Mexico, economic growth is a key driver for the bank. While the bank has delivered solid earnings results, political tensions and a softening macro environment have been a major headwind on the stock’s performance.
•	Qualcomm is a multinational semiconductor and telecommunications equipment company. We sold the stock during 4Q18. Shares had underperformed due to concerns about ongoing legal issues, which could invalidate part of its business model focused on charging for its intellectual property.
•	Glencore is a diversified natural resources company that operates in metals and minerals, energy products and agricultural products. The stock declined on weaker production and earnings coupled with weaker prices of the commodities that the company is exposed to, most notably coal and cobalt. Moreover, global economic uncertainty broadly put downward pressure on global mining and metals stocks. We exited the position in 3Q19 on concerns about certain end-market fundamentals and increasing scrutiny of the company’s operations in Africa.
•	Haliburton provides energy and engineering and construction services, as well as manufactures products for the energy industry. We sold the stock in January 2019. Shares had fallen due to ongoing delays of North American onshore capex and in sympathy with weaker oil prices. Weaker oil prices usually drive weaker cash flow and ultimately production spending in the near term.
•	Baidu is a Chinese search engine company. We sold out of Baidu in February 2019. Shares sold off as the strength of their position in the Chinese online advertising market came into

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
question due to sluggish revenue growth in their core search business.
The real and perceived headwinds that have driven the market gyrations over the last year remain, and in some cases, such as the trade war, have only increased. During the most recent quarter, global growth expectations have consistently disappointed and, in our view, have been revised lower primarily due to direct and indirect impacts of the trade war between the U.S. and almost all of its major trading partners. Trade-related uncertainty is not only disrupting normal purchasing behavior along global supply chains but also incremental investment in capacity, which has dampened global investment expectations. Only China and a handful of European and emerging market countries appear to be implementing fiscal or regulatory stimulus to protect their economic growth.
Central banks are doing their best to fill the void created by low corporate confidence and limited visibility, with a renewed focus on easing monetary policy. Since May, we note at least 45 easing moves by major central banks. Every central bank in the top-ten largest economies has lowered interest rates this year. Most notably, the U.S. Federal Reserve (Fed) reversed recent interest rate increases with two interest rate cuts through the end of September 2019 to offset trade-related headwinds. Historically, a slowdown in developed market growth and a shift toward a more accommodative stance from the Fed have led to dollar stabilization and emerging market equity outperformance. While that is still our base case, we admit that for this scenario to evolve we need to see some de-escalation of the trade war, particularly the dispute between the U.S. and China.
It may seem hard to remain optimistic about emerging markets, or equity markets in general, given elevated headwinds. But while economic activity has slowed, global central banks have acted quickly to moderate the deceleration. For a decade, global investors have been wise to expand the long-held U.S. mantra—“Don’t fight the Fed!”—to a broader group of global central banks. So much liquidity and policy attention is being directed at the global slowdown that it is difficult to imagine the deceleration extending beyond the first half of 2020, if not the end of 2019. That would imply that the current ebbing in growth is more a pause that refreshes before growth stabilizes and possibly reaccelerates. In this context, modest developed market growth and stable developed market interest rates are a notably attractive backdrop for emerging market returns.
Multiples have contracted and underlying earnings expectations have been drifting lower for most of the last year. But, as noted, policy support is on the way. We are cautiously optimistic that even without a meaningful resolution to the U.S.-China trade dispute, earnings could begin to drive share prices again. However, until the case for a reacceleration can be made more confidently, we would expect headlines and tweets to continue to cause choppy market moves.
We believe our portfolio construction process is well suited for this type of market environment, as was demonstrated by its lower volatility and ability to perform in various environments over the last 12 months. We will maintain disciplined portfolio balance while continuing to take advantage of price dislocations caused by broad market volatility or the failure of other market participants to recognize the prospects of an individual stock whose business fundamentals we determine to be inaccurately reflected in its share price.
We remain focused on investing in attractively valued and fundamentally driven opportunities in emerging markets, with risk management, as always, top of mind.
Thank you for your continued support and for investing alongside us in the Thornburg Developing World Fund.
Sincerely,

Ben Kirby, cfa Portfolio Manager Managing Director	Charlie Wilson, PhD Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 12/16/09)
Without sales charge	7.74%	6.86%	2.24%	5.85%
With sales charge	2.90%	5.23%	1.30%	5.35%
Class C Shares (Incep: 12/16/09)
Without sales charge	6.91%	6.04%	1.46%	5.09%
With sales charge	5.91%	6.04%	1.46%	5.09%
Class I Shares (Incep: 12/16/09)	8.14%	7.29%	2.67%	6.36%
Class R5 Shares (Incep: 2/1/13)	8.16%	7.29%	2.67%	3.25%
Class R6 Shares (Incep: 2/1/13)	8.25%	7.39%	2.77%	3.36%
MSCI Emerging Markets Index (Since 12/16/09)	-2.02%	5.97%	2.33%	2.76%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.48%; C shares, 2.25%; I shares, 1.16%; R5 shares, 1.71% and R6 shares, 1.14%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09% and R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI Emerging Markets Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 26 Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
The MSCI Emerging Markets Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 26 Emerging Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Annual Report

Fund Summary
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd. Sponsored ADR	6.5%
Tencent Holdings Ltd.	5.8%
Samsung Electronics Co. Ltd.	5.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.6%
AIA Group Ltd.	3.9%
Industrial & Commercial Bank of China Ltd. Class H	3.9%
Unilever N.V.	3.5%
ICICI Bank Ltd.	3.4%
HDFC Bank Ltd.	3.3%
Petroleo Brasileiro S.A.	2.7%

SECTOR EXPOSURE
Financials	26.5%
Consumer Discretionary	15.7%
Information Technology	15.5%
Communication Services	10.2%
Energy	9.3%
Industrials	7.9%
Consumer Staples	5.3%
Health Care	3.7%
Materials	2.1%
Other Assets Less Liabilities	3.8%

TOP TEN INDUSTRY GROUPS
Banks	19.0%
Retailing	9.5%
Energy	9.3%
Media & Entertainment	8.9%
Transportation	7.9%
Technology Hardware & Equipment	7.3%
Semiconductors & Semiconductor Equipment	7.1%
Insurance	5.5%
Consumer Services	4.0%
Healthcare Equipment & Services	3.7%

COUNTRY EXPOSURE* (percent of equity holdings)
China	24.4%
India	12.9%
Brazil	11.4%
Russian Federation	6.0%
South Korea	5.7%
Taiwan	5.4%
United States	4.4%
Hong Kong	4.0%
Indonesia	3.7%
Mexico	3.6%
United Kingdom	3.6%
South Africa	2.8%
United Arab Emirates	2.2%
Chile	2.1%
Netherlands	2.0%
Panama	1.5%
France	1.2%
Vietnam	1.1%
Macao	1.0%
Peru	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

Annual Report  |  7

Schedule of Investments
Thornburg Developing World Fund  |  September 30, 2019
		SHARES	VALUE
	Common Stock — 96.2%
	Banks — 19.0%
	Banks — 19.0%
	Bank Central Asia Tbk PT	6,311,232	$ 13,493,899
	Bank Rakyat Indonesia Persero Tbk PT	52,928,206	15,362,043
	Credicorp Ltd.	35,719	7,445,268
	Grupo Financiero Banorte SAB de C.V.	3,080,052	16,600,503
	HDFC Bank Ltd.	1,555,104	26,935,551
	ICICI Bank Ltd. Sponsored ADR	2,255,726	27,474,743
	Industrial & Commercial Bank of China Ltd. Class H	46,654,959	31,251,328
	Sberbank of Russia PJSC Sponsored ADR	1,059,238	15,014,699
			153,578,034
	Consumer Durables & Apparel — 2.2%
	Textiles, Apparel & Luxury Goods — 2.2%
	LVMH Moet Hennessy Louis Vuitton SE	23,134	9,194,617
	Shenzhou International Group Holdings Ltd.	679,440	8,876,923
			18,071,540
	Consumer Services — 4.0%
	Diversified Consumer Services — 1.3%
[a]	TAL Education Group ADR	310,743	10,639,840
	Hotels, Restaurants & Leisure — 2.7%
	Galaxy Entertainment Group Ltd.	1,302,424	8,100,995
	Huazhu Group Ltd. ADR	411,577	13,590,273
			32,331,108
	Diversified Financials — 2.0%
	Capital Markets — 2.0%
	B3 S.A. - Brasil Bolsa Balcao	1,549,555	16,271,456
			16,271,456
	Energy — 9.3%
	Oil, Gas & Consumable Fuels — 9.3%
	LUKOIL PJSC Sponsored ADR	103,341	8,550,434
	Novatek PJSC Sponsored GDR	61,858	12,544,802
	Petroleo Brasileiro S.A.	3,300,484	21,884,339
	Reliance Industries Ltd.	897,929	16,894,579
	Royal Dutch Shell plc Sponsored ADR Class A	263,462	15,504,739
			75,378,893
	Food, Beverage & Tobacco — 1.8%
	Beverages — 0.7%
	Kweichow Moutai Co. Ltd. Class A	36,936	5,950,409
	Food Products — 1.1%
	Vietnam Dairy Products, JSC	1,524,492	8,522,332
			14,472,741
	Healthcare Equipment & Services — 3.7%
	Health Care Providers & Services — 3.7%
	Hapvida Participacoes e Investimentos S.A.	1,178,697	15,276,437
	NMC Health plc	230,317	7,674,345
	Odontoprev S.A.	1,774,007	6,899,711
			29,850,493
	Household & Personal Products — 3.5%
	Personal Products — 3.5%
	Unilever N.V.	466,833	28,023,985
			28,023,985
	Insurance — 5.5%
	Insurance — 5.5%
	AIA Group Ltd.	3,314,647	31,316,535
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2019
		SHARES	VALUE
	Sanlam Ltd.	2,748,722	$ 13,535,800
			44,852,335
	Materials — 2.1%
	Chemicals — 2.1%
	Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	602,464	16,742,475
			16,742,475
	Media & Entertainment — 8.9%
	Entertainment — 0.5%
[a]	Sea Ltd. ADR	134,761	4,170,853
	Interactive Media & Services — 7.0%
	Tencent Holdings Ltd.	1,107,222	46,646,938
[a]	Yandex N.V. Class A	293,112	10,261,851
	Media — 1.4%
	Zee Entertainment Enterprises Ltd.	2,898,247	10,816,979
			71,896,621
	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
	Pharmaceuticals — 0.0%
[a,b,c]	China Animal Healthcare Ltd.	35,787,582	0
			0
	Retailing — 9.5%
	Internet & Direct Marketing Retail — 8.0%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	315,362	52,737,987
	Naspers Ltd. Class N	54,736	8,294,609
[a]	Prosus N.V.	54,736	4,018,069
	Multiline Retail — 1.5%
	Lojas Renner S.A.	963,438	11,702,840
			76,753,505
	Semiconductors & Semiconductor Equipment — 7.1%
	Semiconductors & Semiconductor Equipment — 7.1%
[a]	Micron Technology, Inc.	463,886	19,877,515
	Taiwan Semiconductor Manufacturing Co., Ltd.	4,228,605	37,556,475
			57,433,990
	Software & Services — 1.1%
	Information Technology Services — 1.1%
[a]	Network International Holdings plc	1,390,720	9,148,281
			9,148,281
	Technology Hardware & Equipment — 7.3%
	Electronic Equipment, Instruments & Components — 1.8%
[a]	IPG Photonics Corp.	108,217	14,674,225
	Technology Hardware, Storage & Peripherals — 5.5%
	Samsung Electronics Co., Ltd.	1,075,851	44,116,952
			58,791,177
	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
	China Mobile Ltd.	1,313,106	10,864,785
			10,864,785
	Transportation — 7.9%
	Airlines — 3.6%
[a]	Azul S.A. ADR	476,590	17,071,454
	Copa Holdings S.A. Class A	118,812	11,732,685
	Transportation Infrastructure — 4.3%
	Adani Ports & Special Economic Zone Ltd.	3,123,717	18,292,148
	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,206,196	11,641,435
	Shanghai International Airport Co., Ltd. Class A	468,460	5,235,590
			63,973,312
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2019
		SHARES	VALUE
	Total Common Stock (Cost $632,945,947)		778,434,731
	Short-Term Investments — 3.7%
[d]	Thornburg Capital Management Fund	3,035,100	$ 30,350,997
	Total Short-Term Investments (Cost $30,350,997)		30,350,997
	Total Investments — 99.9% (Cost $663,296,944)		$808,785,728
	Other Assets Less Liabilities — 0.1%		636,567
	Net Assets — 100.0%		$809,422,295

Footnote Legend
a	Non-income producing.
b	Illiquid security.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See notes to financial statements.
10   |  Annual Report

Statement of Assets and Liabilities
Thornburg Developing World Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $632,945,947)	$ 778,434,731
Non-controlled affiliated issuer (cost $30,350,997)	30,350,997
Cash denominated in foreign currency (cost $8,418)	8,437
Receivable for fund shares sold	1,959,184
Dividends receivable	789,472
Dividend and interest reclaim receivable	458,012
Prepaid expenses and other assets	37,826
Total Assets	812,038,659
Liabilities
Payable for fund shares redeemed	606,584
Payable to investment advisor and other affiliates (Note 4)	750,135
Deferred taxes payable (Note 2)	754,348
Accounts payable and accrued expenses	505,215
Dividends payable	82
Total Liabilities	2,616,364
Net Assets	$ 809,422,295
NET ASSETS CONSIST OF
Distributable earnings	$ 2,056,277
Net capital paid in on shares of beneficial interest	807,366,018
$ 809,422,295
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($96,935,249 applicable to 4,744,629 shares of beneficial interest outstanding - Note 5)	$ 20.43
Maximum sales charge, 4.50% of offering price	0.96
Maximum offering price per share	$ 21.39
Class C Shares:
Net asset value and offering price per share* ($63,202,505 applicable to 3,266,077 shares of beneficial interest outstanding - Note 5)	$ 19.35
Class I Shares:
Net asset value, offering and redemption price per share ($590,196,519 applicable to 28,296,862 shares of beneficial interest outstanding - Note 5)	$ 20.86
Class R5 Shares:
Net asset value, offering and redemption price per share ($2,430,040 applicable to 116,884 shares of beneficial interest outstanding - Note 5)	$ 20.79
Class R6 Shares:
Net asset value, offering and redemption price per share ($56,657,982 applicable to 2,713,397 shares of beneficial interest outstanding - Note 5)	$ 20.88

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Annual Report  |  11

Statement of Operations
Thornburg Developing World Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,996,344)	$ 20,754,261
Non-controlled affiliated issuer	865,663
Total Income	21,619,924
EXPENSES
Investment advisory fees (Note 4)	7,899,621
Administration fees (Note 4)
Class A Shares	91,630
Class C Shares	63,097
Class I Shares	520,300
Class R5 Shares	2,549
Class R6 Shares	48,642
Distribution and service fees (Note 4)
Class A Shares	261,000
Class C Shares	718,887
Transfer agent fees
Class A Shares	138,830
Class C Shares	99,852
Class I Shares	490,342
Class R5 Shares	14,979
Class R6 Shares	10,991
Registration and filing fees
Class A Shares	13,927
Class C Shares	13,247
Class I Shares	21,545
Class R5 Shares	13,164
Class R6 Shares	13,537
Custodian fees	208,553
Professional fees	77,703
Trustee and officer fees (Note 4)	48,416
Other expenses	130,665
Total Expenses	10,901,477
Less:
Expenses reimbursed by investment advisor (Note 4)	(539,347)
Investment advisory fees waived by investment advisor (Note 4)	(181,848)
Net Expenses	10,180,282
Net Investment Income	$ 11,439,642
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $209,407)	15,458,596
Foreign currency transactions	(270,143)
15,188,453
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $96,794)	33,788,807
Foreign currency translations	45,064
33,833,871
Net Realized and Unrealized Gain	49,022,324
Net Increase in Net Assets Resulting from Operations	$ 60,461,966
See notes to financial statements.
12   |  Annual Report

Statements of Changes in Net Assets
Thornburg Developing World Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 11,439,642	$ 8,108,374
Net realized gain (loss) on investments, foreign currency transactions and capital gain taxes	15,188,453	63,923,655
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	33,833,871	(102,076,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,461,966	(30,044,505)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(832,625)	-
Class I Shares	(7,328,575)	-
Class R5 Shares	(35,726)	-
Class R6 Shares	(703,702)	-
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(21,799,926)	(8,956,839)
Class C Shares	(22,061,241)	(25,277,644)
Class I Shares	(80,785,547)	(140,840,162)
Class R5 Shares	(1,089,073)	(2,071,263)
Class R6 Shares	(3,312,730)	32,219,385
Net Decrease in Net Assets	(77,487,179)	(174,971,028)
NET ASSETS
Beginning of Year	886,909,474	1,061,880,502
End of Year	$ 809,422,295	$ 886,909,474
See notes to financial statements.
Annual Report  |  13

Notes to Financial Statements
Thornburg Developing World Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2019
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 663,936,180
Gross unrealized appreciation on a tax basis	190,426,137
Gross unrealized depreciation on a tax basis	(45,576,589)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 144,849,548
Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $7,235,226. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $145,451,455 (of which $145,451,455 are short-term and $0 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
During the year ended September 30, 2019, the Fund utilized $23,119,991 of capital loss carryforwards generated after September 30, 2011.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2019
At September 30, 2019, the Fund had $10,659,656 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 8,900,628	$ -
Total	$ 8,900,628	$ -
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2019
an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 778,434,731	$ 740,878,256	$ 37,556,475	$ —
Short-Term Investments	30,350,997	30,350,997	—	—
Total Investments in Securities	$ 808,785,728	$ 771,229,253	$ 37,556,475	$ —
Total Assets	$ 808,785,728	$ 771,229,253	$ 37,556,475	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At September 30, 2019, industry classifications for Common Stock in Level 2 and Level 3 consist of $0 in Pharmaceuticals, Biotechnology & Life Sciences and $37,556,475 in Semiconductors & Semiconductor Equipment.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2019 is as follows:
	COMMON STOCK	TOTAL
Beginning Balance 9/30/2018	$ 9,343,578	$ 9,343,578
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)(a)	(1,099,449)	(1,099,449)
Gross Purchases	899,292	899,292
Gross Sales	(12,580,790)	(12,580,790)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	3,437,369	3,437,369
Transfers into Level 3	–	–
Transfers out of Level 3	–	–
Ending Balance 9/30/2019	$ –	$ –

(a)	Amount of net realized gain (loss) from investments is included in the Fund’s Statement of Operations for the year ended September 30, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments is included in the Fund’s Statement of Operations for the year ended September 30, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2019, which were valued using significant unobservable inputs, was $0.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775
The Fund’s effective management fee for the year ended September 30, 2019 was 0.955% of the Fund’s average daily net assets (before applicable management fee waiver of $181,848). Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2019
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $5,771 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,709 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class l shares, 1.09%; Class R5 shares, 1.09%; Class R6 shares, 0.99%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor voluntarily waived Fund level investment advisory fees of $181,848. The Advisor contractually reimbursed certain class specific expenses and distribution fees of $438,440 for Class I shares, $27,737 for Class R5 shares, and $73,170 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 4.84%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2019
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$52,180,825	$269,224,391	$(291,054,219)	$-	$-	$30,350,997	$865,663
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,085,323	$ 21,275,188	1,295,267	$ 26,954,368
Shares issued to shareholders in reinvestment of dividends	45,605	787,592	-	-
Shares repurchased	(2,244,922)	(43,862,706)	(1,753,167)	(35,911,207)
Net decrease	(1,113,994)	$ (21,799,926)	(457,900)	$ (8,956,839)
Class C Shares
Shares sold	165,190	$ 3,021,325	328,433	$ 6,527,715
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(1,359,589)	(25,082,566)	(1,637,558)	(31,805,359)
Net decrease	(1,194,399)	$ (22,061,241)	(1,309,125)	$ (25,277,644)
Class I Shares
Shares sold	6,414,296	$ 128,136,137	7,202,047	$ 153,189,862
Shares issued to shareholders in reinvestment of dividends	401,425	7,057,046	-	-
Shares repurchased	(10,980,973)	(215,978,730)	(13,981,994)	(294,030,024)
Net decrease	(4,165,252)	$ (80,785,547)	(6,779,947)	$ (140,840,162)
Class R5 Shares
Shares sold	77,485	$ 1,515,534	121,330	$ 2,601,663
Shares issued to shareholders in reinvestment of dividends	2,039	35,726	-	-
Shares repurchased	(134,103)	(2,640,333)	(223,238)	(4,672,926)
Net decrease	(54,579)	$ (1,089,073)	(101,908)	$ (2,071,263)
Class R6 Shares
Shares sold	412,093	$ 8,203,299	2,069,640	$ 45,037,356
Shares issued to shareholders in reinvestment of dividends	36,173	636,287	-	-
Shares repurchased	(609,784)	(12,152,316)	(612,074)	(12,817,971)
Net increase (decrease)	(161,518)	$ (3,312,730)	1,457,566	$ 32,219,385
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $345,491,283 and $456,453,314, respectively.
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  September 30, 2019
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the year ended September 30, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  21

Financial Highlights
Thornburg Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	(0.15)	$ 20.43
2018	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	$ 19.13
2017	$ 16.98	0.09	2.89	2.98	(0.10)	—	(0.10)	$ 19.86
2016	$ 15.03	0.04	1.94	1.98	(0.03)	—	(0.03)	$ 16.98
2015	$ 18.61	0.02	(3.58)	(3.56)	(0.02)	—	(0.02)	$ 15.03
CLASS C SHARES
2019	$ 18.10	0.06	1.19	1.25	—	—	—	$ 19.35
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	$ 18.10
2017	$ 16.26	(0.03)	2.74	2.71	(0.04)	—	(0.04)	$ 18.93
2016	$ 14.48	(0.08)	1.86	1.78	—	—	—	$ 16.26
2015	$ 18.03	(0.09)	(3.46)	(3.55)	—	—	—	$ 14.48
CLASS I SHARES
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	(0.24)	$ 20.86
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	$ 19.55
2017	$ 17.26	0.19	2.92	3.11	(0.16)	—	(0.16)	$ 20.21
2016	$ 15.27	0.11	1.97	2.08	(0.09)	—	(0.09)	$ 17.26
2015	$ 18.92	0.10	(3.65)	(3.55)	(0.10)	—	(0.10)	$ 15.27
CLASS R5 SHARES
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	(0.24)	$ 20.79
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	$ 19.48
2017	$ 17.20	0.18	2.92	3.10	(0.16)	—	(0.16)	$ 20.14
2016	$ 15.22	0.12	1.96	2.08	(0.10)	—	(0.10)	$ 17.20
2015	$ 18.86	0.12	(3.65)	(3.53)	(0.11)	—	(0.11)	$ 15.22
CLASS R6 SHARES
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	(0.26)	$ 20.88
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	$ 19.57
2017	$ 17.25	0.20	2.93	3.13	(0.17)	—	(0.17)	$ 20.21
2016	$ 15.25	0.13	1.98	2.11	(0.11)	—	(0.11)	$ 17.25
2015	$ 18.91	0.15	(3.68)	(3.53)	(0.13)	—	(0.13)	$ 15.25

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Developing World Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

1.18	1.47	1.50	7.74	43.52	$ 96,935
0.55	1.46	1.48	(3.68)	58.28	$ 112,082
0.54	1.52	1.60	17.58	77.61	$ 125,427
0.25	1.52	1.57	13.20	94.68	$ 166,655
0.14	1.53	1.53	(19.12)	96.74	$ 207,282

0.30	2.23	2.26	6.91	43.52	$ 63,203
(0.23)	2.23	2.25	(4.38)	58.28	$ 80,728
(0.16)	2.26	2.34	16.65	77.61	$ 109,227
(0.51)	2.29	2.34	12.29	94.68	$ 134,129
(0.55)	2.27	2.27	(19.69)	96.74	$ 154,943

1.53	1.09	1.19	8.14	43.52	$ 590,196
0.93	1.08	1.16	(3.27)	58.28	$ 634,501
1.05	1.07	1.20	18.06	77.61	$ 793,069
0.70	1.07	1.16	13.68	94.68	$ 853,866
0.52	1.09	1.14	(18.75)	96.74	$ 1,016,898

1.38	1.09	2.07	8.16	43.52	$ 2,430
0.90	1.09	1.71	(3.28)	58.28	$ 3,340
1.04	1.08	1.77	18.06	77.61	$ 5,506
0.74	1.08	1.75	13.65	94.68	$ 6,208
0.66	1.09	1.67	(18.72)	96.74	$ 5,363

1.65	0.99	1.14	8.25	43.52	$ 56,658
1.16	0.99	1.14	(3.17)	58.28	$ 56,258
1.14	0.97	1.13	18.16	77.61	$ 28,652
0.80	0.97	1.12	13.81	94.68	$ 48,598
0.84	0.99	1.10	(18.68)	96.74	$ 21,055
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Developing World Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Developing World Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Developing World Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,002.45	$ 7.33
Hypothetical*	$1,000.00	$1,017.75	$ 7.38
CLASS C SHARES
Actual	$1,000.00	$ 998.97	$11.17
Hypothetical*	$1,000.00	$1,013.89	$11.26
CLASS I SHARES
Actual	$1,000.00	$1,004.81	$ 5.48
Hypothetical*	$1,000.00	$1,019.60	$ 5.52
CLASS R5 SHARES
Actual	$1,000.00	$1,004.34	$ 5.48
Hypothetical*	$1,000.00	$1,019.60	$ 5.52
CLASS R6 SHARES
Actual	$1,000.00	$1,004.81	$ 4.98
Hypothetical*	$1,000.00	$1,020.10	$ 5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.46%; C: 2.23%; I: 1.09%; R5: 1.09%; R6: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For tax year ended September 30, 2019, dividends paid by Thornburg Developing World Fund of $8,900,628 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 100% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2019, foreign source income and foreign taxes paid is $22,541,010 and $1,997102, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  29

Other Information, Continued
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the nine calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index over various periods since the Fund’s inception; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the
30   |  Annual Report

Other Information, Continued
Thornburg Developing World Fund  |  September 30, 2019 (Unaudited)
category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s stated advisory fee and the total expense levels of two representative share classes were each lower than the median level for the two peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

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34   |  Annual Report

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Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH2149

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Better World International Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
October 22, 2019
Dear Fellow Shareholder:
Returns in international equity markets were modestly negative for the fiscal year ended September 30, 2019. Developed markets, represented by the MSCI EAFE Index, lost 1.34% while the Fund’s benchmark, the MSCI AC World ex U.S. Index, which includes emerging markets, lost 1.23%. For the 12-month period the Thornburg Better World International Fund (Class I shares) returned negative 2.54%.
Most global markets were down sharply in the fourth quarter of 2018, driven by concerns about a synchronized global slowdown, the potential for tighter-than-expected monetary policy in the U.S., the U.S.-China trade war, slowing growth in China, Brexit and other issues. For the quarter, the MSCI AC World ex U.S. Index lost 11.46% and the MSCI EAFE Index was down 12.54%. U.S. markets were down sharply as well, with the S&P 500 Index down 13.52%. The Thornburg Better World International Fund (Class I shares) returned negative 12.83% during the quarter.
In our view, the global macro headwinds experienced during 2018, particularly in the fourth quarter, created valuation dislocations which drove many markets and individual stocks below their intrinsic value and created attractive entry points for many stocks. In the first four months of 2019, global equity markets rebounded strongly and the MSCI AC World ex U.S. Index returned 13.22%. The Better World International Fund (Class I shares) returned 15.21% during that period.
While both the Fund and its benchmark generated negative returns in the five months from April 30, 2019 through September 30, 2019 for the first nine months of 2019 the Better World International Fund (Class I shares) returned 11.81% versus 11.56% for the MSCI AC World ex U.S. Index. In the year-to-date period substantially all of the Fund’s outperformance versus its benchmark index was driven by bottom-up stock selection, which is central to the Fund’s investment process.
As we look forward, many of the issues that concerned markets in the fourth quarter of 2018 remain. While we may see some progress in the U.S.-China trade dispute in the form of a narrower initial agreement, a more meaningful agreement that addresses the larger issues which remain will be more difficult, will take time, and will likely continue to generate periodic market volatility. While both the U.S. Federal Reserve and the European Central Bank have eased monetary policy in 2019 and China has taken a number of macro measures to stimulate its economy, many indicators of economic activity continue to show weakness. Both the U.S. Institute of Supply Management (ISM) Purchasing Managers Index (PMI) and the Eurozone Manufacturing PMI are below 50, indicating contraction, with the U.S. indicator at a 10-year low. Reflecting the slower economic growth, global bond yields have fallen through much of the last 12 months. As we approach the October 31 Brexit deadline, concerns over the potential impact to growth in Europe and the U.K. remain.
We see global growth bottoming at low, but not necessarily negative, levels. Recent stimulus measures and other policy tools which global policy makers still have at their disposal may help, although the path for global markets from here may remain bumpy given the risks and unresolved issues which remain. We expect to see a wider dispersion of investing outcomes, with gains less broad-based in a slower global environment. Those conditions should favor bottom-up stock selection and our investment process. While the international outlook from a top-down perspective may remain uncertain, on a bottom-up basis we remain optimistic that there will continue to be attractive opportunities.
Thank you for investing alongside us in the Thornburg Better World International Fund.

Di Zhou, cfa, frm® Portfolio Manager Managing Director

Past performance does not guarantee future results.
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4   |  Annual Report

Performance Summary
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEP.
Class A Shares (Incep: 10/1/15)
Without sales charge	-3.19%	3.47%	6.61%
With sales charge	-7.52%	1.90%	5.39%
Class C Shares (Incep: 10/1/15)
Without sales charge	-3.75%	2.89%	6.01%
With sales charge	-4.64%	2.89%	6.01%
Class I Shares (Incep: 10/1/15)	-2.54%	4.27%	7.42%
MSCI AC World ex U.S. Index (Since 10/1/15)	-1.23%	6.33%	7.06%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. The maximum sales charge for the Fund’s A shares is 4.50%. C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 2.12%; C shares, 3.09% and I shares, 1.35%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for these share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38% and I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Due to the Fund’s relatively small asset base, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future.

Glossary
The MSCI All Country (AC) World ex U.S. Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
The Eurozone Manufacturing Purchasing Managers Index (PMI) measures the activity level of purchasing managers in the eurozone manufacturing sector. A reading above 50 indicates expansion in the sector; below 50 indicates contraction.
The U.S. Institute of Supply Management (ISM) Purchasing Managers Index (PMI) Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies. For each of the indicators measured (New Orders, Backlog of Orders, New Export Orders, Imports, Production, Supplier Deliveries, Inventories, Customers Inventories, Employment, and Prices), this report shows the percentage reporting each response, the net difference between the number of responses in the positive economic direction and the negative economic direction and the diffusion index.

Annual Report  |  5

Fund Summary
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation.
The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social, and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which we believe are high-quality and attractively valued.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd. Sponsored ADR	3.5%
Tencent Holdings Ltd.	3.4%
Sony Corp.	3.0%
AIA Group Ltd.	3.0%
Resona Holdings, Inc.	2.4%
Enel S.p.A.	2.4%
AXA S.A.	2.3%
CRH PLC	2.3%
NN Group N.V.	2.3%
Deutsche Telekom AG	2.2%

SECTOR EXPOSURE
Industrials	16.4%
Financials	16.3%
Health Care	13.5%
Communication Services	11.6%
Consumer Discretionary	10.5%
Information Technology	10.5%
Consumer Staples	6.7%
Materials	6.2%
Utilities	2.4%
Real Estate	0.5%
Other Assets Less Liabilities	5.4%

TOP TEN INDUSTRY GROUPS
Capital Goods	9.9%
Healthcare Equipment & Services	8.6%
Insurance	7.6%
Banks	7.1%
Materials	6.2%
Media & Entertainment	5.8%
Telecommunication Services	5.8%
Semiconductors & Semiconductor Equipment	5.6%
Household & Personal Products	5.3%
Retailing	5.1%

COUNTRY EXPOSURE* (percent of equity holdings)
Japan	16.2%
Germany	14.8%
United Kingdom	12.4%
China	10.2%
France	7.2%
Switzerland	7.2%
Netherlands	6.8%
United States	4.6%
Italy	4.5%
Hong Kong	3.2%
Ireland	2.4%
Norway	2.3%
Mexico	1.7%
Spain	1.7%
Taiwan	1.7%
Sweden	1.5%
Denmark	1.1%
Singapore	0.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
6   |  Annual Report

Schedule of Investments
Thornburg Better World International Fund  |  September 30, 2019
		SHARES	VALUE
	Common Stock — 94.6%
	Banks — 7.1%
	Banks — 7.1%
	DNB ASA	87,118	$ 1,534,535
	ING Groep N.V.	136,576	1,429,662
	Resona Holdings, Inc.	397,422	1,701,793
	United Overseas Bank Ltd.	18,505	343,550
			5,009,540
	Capital Goods — 9.9%
	Electrical Equipment — 1.9%
	Prysmian SpA	63,160	1,356,173
	Industrial Conglomerates — 1.0%
	Siemens AG	6,805	728,731
	Machinery — 4.1%
	CNH Industrial N.V.	102,483	1,043,291
	Knorr-Bremse AG	8,931	839,490
	Weir Group plc	57,972	1,016,089
	Trading Companies & Distributors — 2.9%
	Brenntag AG	24,788	1,199,585
	Ferguson plc	11,642	850,849
			7,034,208
	Commercial & Professional Services — 2.5%
	Commercial Services & Supplies — 0.5%
	Focused Photonics Hangzhou, Inc. Class A	135,751	323,669
	Professional Services — 2.0%
	SGS S.A.	580	1,437,724
			1,761,393
	Consumer Durables & Apparel — 3.0%
	Household Durables — 3.0%
	Sony Corp.	36,462	2,140,341
			2,140,341
	Consumer Services — 2.4%
	Hotels, Restaurants & Leisure — 2.4%
	Compass Group plc	40,615	1,045,206
	GreenTree Hospitality Group Ltd. ADR	64,976	649,760
			1,694,966
	Diversified Financials — 1.6%
	Capital Markets — 1.6%
	St James’s Place plc	29,279	352,584
	UBS Group AG	71,837	815,503
			1,168,087
	Food, Beverage & Tobacco — 1.4%
	Food Products — 1.4%
[a]	Nomad Foods Ltd.	47,612	976,046
			976,046
	Healthcare Equipment & Services — 8.6%
	Health Care Equipment & Supplies — 5.3%
[a]	Alcon, Inc.	14,833	864,968
	Hoya Corp.	5,817	474,452
	Siemens Healthineers AG	32,538	1,280,102
	Terumo Corp.	36,045	1,160,107
	Health Care Providers & Services — 2.2%
	Fresenius Medical Care AG & Co. KGaA	22,570	1,517,831
	Health Care Technology — 1.1%
	M3, Inc.	33,482	805,735
Annual Report  |  7

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2019
		SHARES	VALUE
			6,103,195
	Household & Personal Products — 5.3%
	Household Products — 1.9%
	Reckitt Benckiser Group plc	17,222	$ 1,343,361
	Personal Products — 3.4%
	Kao Corp.	16,191	1,195,551
	Unilever plc	20,422	1,227,872
			3,766,784
	Insurance — 7.6%
	Insurance — 7.6%
	AIA Group Ltd.	225,805	2,133,388
	AXA S.A.	64,077	1,636,369
	NN Group N.V.	45,997	1,631,375
			5,401,132
	Materials — 6.2%
	Chemicals — 2.0%
	Novozymes A/S Class B	16,726	703,230
	Sika AG	4,799	702,023
	Construction Materials — 2.3%
	CRH plc	47,657	1,633,674
	Paper & Forest Products — 1.9%
	Mondi plc	69,269	1,326,943
			4,365,870
	Media & Entertainment — 5.8%
	Entertainment — 2.5%
[a]	DouYu International Holdings Ltd. ADR	44,670	365,847
[a]	Netflix, Inc.	2,447	654,866
[a]	Ubisoft Entertainment S.A.	10,262	742,018
	Interactive Media & Services — 3.3%
	Tencent Holdings Ltd.	56,338	2,373,503
			4,136,234
	Pharmaceuticals, Biotechnology & Life Sciences — 4.9%
	Life Sciences Tools & Services — 2.4%
	Lonza Group AG	1,312	443,534
	Thermo Fisher Scientific, Inc.	4,322	1,258,869
	Pharmaceuticals — 2.5%
	Novartis AG	6,331	548,955
	Takeda Pharmaceutical Co. Ltd.	36,400	1,242,229
			3,493,587
	Real Estate — 0.5%
	Equity Real Estate Investment Trusts — 0.5%
	Equinix, Inc.	608	350,694
			350,694
	Retailing — 5.1%
	Internet & Direct Marketing Retail — 3.5%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	14,856	2,484,369
	Specialty Retail — 1.6%
	Industria de Diseno Textil S.A.	36,983	1,144,794
			3,629,163
	Semiconductors & Semiconductor Equipment — 5.6%
	Semiconductors & Semiconductor Equipment — 5.6%
	ASML Holding N.V.	5,934	1,469,800
	Infineon Technologies AG	74,656	1,343,603
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	24,614	1,144,059
			3,957,462
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2019
		SHARES	VALUE
	Software & Services — 3.5%
	Information Technology Services — 1.4%
	Capgemini SE	8,658	$ 1,020,117
	Software — 2.1%
	SAP SE	12,570	1,478,029
			2,498,146
	Technology Hardware & Equipment — 1.4%
	Electronic Equipment, Instruments & Components — 1.4%
	Hexagon AB Class B	20,262	976,869
			976,869
	Telecommunication Services — 5.8%
	Diversified Telecommunication Services — 5.8%
	Deutsche Telekom AG	92,146	1,546,090
	Nippon Telegraph & Telephone Corp.	22,950	1,094,383
	Orange S.A.	91,634	1,437,722
			4,078,195
	Transportation — 4.0%
	Road & Rail — 1.5%
	East Japan Railway Co.	11,344	1,081,680
	Transportation Infrastructure — 2.5%
	Grupo Aeroportuario del Pacifico SAB de CV Class B	121,243	1,170,160
	Shanghai International Airport Co., Ltd. Class A	55,077	615,550
			2,867,390
	Utilities — 2.4%
	Electric Utilities — 2.4%
	Enel SpA	226,493	1,691,280
			1,691,280
	Total Common Stock (Cost $65,850,200)		67,100,582
	Short-Term Investments — 6.5%
[b]	Thornburg Capital Management Fund	460,994	4,609,937
	Total Short-Term Investments (Cost $4,609,937)		4,609,937
	Total Investments — 101.1% (Cost $70,460,137)		$71,710,519
	Liabilities Net of Other Assets — (1.1)%		(812,146)
	Net Assets — 100.0%		$70,898,373

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
Annual Report  |  9

Statement of Assets and Liabilities
Thornburg Better World International Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $65,850,200)	$ 67,100,582
Non-controlled affiliated issuer (cost $4,609,937)	4,609,937
Cash denominated in foreign currency (cost $28)	28
Receivable for fund shares sold	9,643
Dividends receivable	127,056
Dividend and interest reclaim receivable	36,679
Prepaid expenses and other assets	31,709
Total Assets	71,915,634
Liabilities
Payable for fund shares redeemed	841,491
Payable to investment advisor and other affiliates (Note 4)	44,838
Accounts payable and accrued expenses	130,932
Total Liabilities	1,017,261
Net Assets	$ 70,898,373
NET ASSETS CONSIST OF
Distributable earnings	$ 1,194,494
Net capital paid in on shares of beneficial interest	69,703,879
$ 70,898,373
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($9,377,749 applicable to 729,957 shares of beneficial interest outstanding - Note 5)	$ 12.85
Maximum sales charge, 4.50% of offering price	0.61
Maximum offering price per share	$ 13.46
Class C Shares:
Net asset value and offering price per share* ($1,687,675 applicable to 132,686 shares of beneficial interest outstanding - Note 5)	$ 12.72
Class I Shares:
Net asset value, offering and redemption price per share ($59,832,949 applicable to 4,546,042 shares of beneficial interest outstanding - Note 5)	$ 13.16

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
10  |  Annual Report

Statement of Operations
Thornburg Better World International Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $179,136)	$ 1,615,963
Non-controlled affiliated issuer	87,393
Total Income	1,703,356
EXPENSES
Investment advisory fees (Note 4)	622,504
Administration fees (Note 4)
Class A Shares	8,396
Class C Shares	1,670
Class I Shares	46,003
Distribution and service fees (Note 4)
Class A Shares	23,911
Class C Shares	19,056
Transfer agent fees
Class A Shares	33,132
Class C Shares	6,927
Class I Shares	36,394
Registration and filing fees
Class A Shares	14,710
Class C Shares	14,710
Class I Shares	14,669
Custodian fees	53,638
Professional fees	64,010
Trustee and officer fees (Note 4)	3,758
Other expenses	60,256
Total Expenses	1,023,744
Less:
Expenses reimbursed by investment advisor (Note 4)	(124,873)
Investment advisory fees waived by investment advisor (Note 4)	(108,292)
Net Expenses	790,579
Net Investment Income	$ 912,777
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes refunded of $836)	(762,952)
Foreign currency transactions	(1,605)
(764,557)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(2,220,217)
Foreign currency translations	(11)
(2,220,228)
Net Realized and Unrealized Loss	(2,984,785)
Net Decrease in Net Assets Resulting from Operations	$ (2,072,008)
See notes to financial statements.
Annual Report  |  11

Statements of Changes in Net Assets
Thornburg Better World International Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 912,777	$ 776,603
Net realized gain (loss) on investments, foreign currency transactions and capital gain taxes	(764,557)	6,232,775
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,220,228)	(2,723,436)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,072,008)	4,285,942
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(794,041)	(169,562)
Class C Shares	(158,603)	(62,136)
Class I Shares	(4,524,294)	(1,613,511)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	1,776,230	1,938,084
Class C Shares	(343,821)	39,251
Class I Shares	10,196,900	(6,205,887)
Net Increase (Decrease) in Net Assets	4,080,363	(1,787,819)
NET ASSETS
Beginning of Year	66,818,010	68,605,829
End of Year	$ 70,898,373	$ 66,818,010
See notes to financial statements.
12   |  Annual Report

Notes to Financial Statements
Thornburg Better World International Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2019
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 70,743,749
Gross unrealized appreciation on a tax basis	5,232,733
Gross unrealized depreciation on a tax basis	(4,265,964)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 966,769
Temporary book tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of wash sale losses.
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $300,012. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At September 30, 2019, the Fund had cumulative tax basis capital losses of $383,731 (of which $356,445 are short-term and $27,286 are long-term), which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At September 30, 2019, the Fund had $912,007 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2019
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 3,160,279	$ 1,501,866
Capital gains	2,316,659	343,343
Total	$ 5,476,938	$ 1,845,209
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2019
availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
16  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 67,100,582	$ 67,100,582	$ —	$ —
Short-Term Investments	4,609,937	4,609,937	—	—
Total Investments in Securities	$ 71,710,519	$ 71,710,519	$ —	$ —
Total Assets	$ 71,710,519	$ 71,710,519	$ —	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775
The Fund’s effective management fee for the year ended September 30, 2019 was 0.975% of the Fund’s average daily net assets (before applicable management fee waiver of $108,292). Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $1,848 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $41 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C and Class I shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2019
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 1.83%; Class C shares, 2.38%; Class I shares, 1.09%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the year ended September 30, 2019, the Advisor voluntarily waived Fund level investment advisory fees of $108,292. For the year ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses and distribution fees of $10,115 for Class A shares, $17,691 for Class C shares, and $97,067 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 44.15%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$2,894,980	$32,565,864	$(30,850,907)	$-	$-	$4,609,937	$87,393
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	285,435	$ 3,639,837	159,116	$ 2,341,246
Shares issued to shareholders in reinvestment of dividends	65,598	793,951	11,866	169,052
Shares repurchased	(209,272)	(2,657,558)	(39,319)	(572,214)
Net increase	141,761	$ 1,776,230	131,663	$ 1,938,084
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2019
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	19,928	$ 242,846	49,146	$ 710,327
Shares issued to shareholders in reinvestment of dividends	13,178	158,604	4,397	62,136
Shares repurchased	(60,397)	(745,271)	(50,802)	(733,212)
Net increase (decrease)	(27,291)	$ (343,821)	2,741	$ 39,251
Class I Shares
Shares sold	1,565,202	$ 20,168,241	862,967	$ 12,809,809
Shares issued to shareholders in reinvestment of dividends	333,731	4,122,477	104,734	1,514,453
Shares repurchased	(1,128,238)	(14,093,818)	(1,377,372)	(20,530,149)
Net increase (decrease)	770,695	$ 10,196,900	(409,671)	$ (6,205,887)
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $44,260,869 and $37,984,386, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the year ended September 30, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, social investing risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  September 30, 2019
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
20  |  Annual Report

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Annual Report  |  21

Financial Highlights
Thornburg Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	(1.12)	$ 12.85
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	(0.37)	$ 14.51
2017	$ 13.86	0.09	0.99	1.08	(0.12)	(0.69)	(0.81)	$ 14.13
2016 (c)	$ 11.94	0.03	2.04	2.07	(0.15)	—	(0.15)	$ 13.86
CLASS C SHARES
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	(1.01)	$ 12.72
2018	$ 14.02	— (e)	0.67	0.67	—	(0.37)	(0.37)	$ 14.32
2017	$ 13.79	0.02	0.97	0.99	(0.07)	(0.69)	(0.76)	$ 14.02
2016 (c)	$ 11.94	(0.05)	2.04	1.99	(0.14)	—	(0.14)	$ 13.79
CLASS I SHARES
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	(1.20)	$ 13.16
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	(0.37)	$ 14.83
2017	$ 13.96	0.20	1.02	1.22	(0.16)	(0.69)	(0.85)	$ 14.33
2016 (c)	$ 11.94	0.10	2.01	2.11	(0.09)	—	(0.09)	$ 13.96

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on October 1, 2015.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Annual Report

Financial Highlights, Continued
Thornburg Better World International Fund
RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)

0.91	1.82	2.10	(3.19)	62.33	$ 9,378
0.64	1.82	2.12	5.37	111.99	$ 8,537
0.64	1.79	3.21	8.61	105.55	$ 6,450
0.21	1.83	7.27 (d)	16.60	180.60	$ 1,666

0.25	2.38	3.48	(3.75)	62.33	$ 1,687
(0.03)	2.38	3.09	4.82	111.99	$ 2,292
0.18	2.32	4.48	7.97	105.55	$ 2,205
(0.40)	2.38	13.13 (d)	15.94	180.60	$ 822

1.57	1.09	1.44	(2.54)	62.33	$ 59,833
1.20	1.09	1.35	6.15	111.99	$ 55,989
1.48	0.94	1.62	9.58	105.55	$ 59,951
0.76	1.09	2.28	17.44	180.60	$ 27,781
Annual Report  |  23

Report of Independent Registered Public Accounting Firm
Thornburg Better World International Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Better World International Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Better World International Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2019 and for the period October 1, 2015 (commencement of operations) through September 30, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the three years in the period ended September 30, 2019 and for the period October 1, 2015 (commencement of operations) through September 30, 2016 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
24   |  Annual Report

Expense Example
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS A SHARES
Actual	$1,000.00	$1,011.81	$ 9.18
Hypothetical*	$1,000.00	$1,015.94	$ 9.20
CLASS C SHARES
Actual	$1,000.00	$1,008.72	$11.98
Hypothetical*	$1,000.00	$1,013.14	$12.01
CLASS I SHARES
Actual	$1,000.00	$1,015.43	$ 5.51
Hypothetical*	$1,000.00	$1,019.60	$ 5.52

†	Expenses are equal to the annualized expense ratio for each class (A: 1.82%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  25

Trustees and Officers
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
26   |  Annual Report

Trustees and Officers, Continued
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  27

Trustees and Officers, Continued
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
28   |  Annual Report

Other Information
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For tax year ended September 30, 2019, dividends paid by Thornburg Better World International Fund of $3,160,279 are being reported as taxable ordinary investment income dividends and $2,316,659 are being reported as long term capital gain dividends for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 36.68% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 0.28% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
For the year ended September 30, 2019, foreign source income and foreign taxes paid are $1,770,384 and $179,108, respectively.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Better World International Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues
Annual Report  |  29

Other Information, Continued
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (4) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (5) the Fund’s cash flows; (6) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (7) comparison of the Fund’s annualized return to the Fund’s benchmark index over various periods since the Fund’s inception; and (8) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders, and noted the more limited information available for the Fund because it has only been operating since 2015. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.
30   |  Annual Report

Other Information, Continued
Thornburg Better World International Fund  |  September 30, 2019 (Unaudited)
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was higher than the median and lower than the average levels for that category. Peer group data showed that the Fund’s stated advisory fee was higher than the median level for the two peer groups but comparable to other funds in the peer group, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups after waivers of fees and reimbursement of expenses. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not currently profitable to the Advisor.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  31

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
32  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  33

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34   |  Annual Report

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Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3644

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Capital Management Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  September 30, 2019 (Unaudited)
October 28, 2019
Dear Shareholder:
Thornburg Capital Management Fund (TCMF) was started with the goal of providing superior risk exposures—higher returns and lower costs—for cash management across the Thornburg family of funds. Through September 30, 2019, we have generally invested approximately $1.56 billion of Thornburg Investment Trust cash and other accredited investors’ cash in high-quality, short-term instruments.
As a reminder to shareholders, by combining the cash balances of eligible Thornburg Investment Trust and accredited investor portfolios into a single pool, we reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio. While individual transaction costs appear low (ticketing costs are $2 and an additional $2 for every maturity), these costs add up quickly in a portfolio of overnight securities. Duplicate trades in different portfolios incur separate charges, and with 12 currently invested portfolios, the multiplier effect on costs is high. The creation and continued management of Thornburg Capital Management Fund helps illustrate our long-standing culture of efficient capital stewardship, benefiting all eligible portfolios through reduced transaction costs and more efficient management.
In a special development related to the Fund, near the end of the reporting period, overnight repurchase (repo) market rates spiked, dominating headlines around the globe. Within the Fund, we were able to take advantage of the temporary turmoil, receiving yields as high as 4.5% in a few issues. However, opportunities were extremely short-lived. We remain vigilant. The immediate cause of the turmoil seemed to be an abnormally large U.S. Treasury settlement coinciding with a U.S. tax payment day, as U.S. firms (and probably to a lesser extent individuals) pulled cash from money market funds. The resultant large supply/demand mismatch caused rates to spike, leading to questions surrounding the health of liquidity markets. The U.S. Federal Reserve (the "Fed") stepped in with a special overnight repo operation and an additional 14-day repo program, calming markets. While some have called this “quantitative easing” (QE), we disagree. The action was designed to fix a temporary market supply/demand imbalance, whereas QE was aimed at stimulating the economy. Policy makers are starting to acknowledge that bank demand for reserves is higher than originally thought. The Fed has chosen to correct this shortfall by allowing its balance sheet to grow along with the natural rate of the economy, just as it had in the past.
All but 2.6% of the Fund’s investments are rated A-1+, A-1, or A-2 by S&P. As of September 30, 2019, 34% of the portfolio was invested in instruments with maturities of one day. As of that same date, 79.6% of the total portfolio had maturities of 14 days or less. The weighted average maturity (WAM) of the portfolio, ex-cash, was 7.1 days. Atlantic City Electric currently represents our largest single exposure outside of supranationals or U.S. government entities. At the end of the period, this exposure represented 1.55% of the portfolio. Keep in mind that at the investing fund level, this is 1.55% of the cash position. As an example, if cash in the investing fund sat at 10%, the investing fund’s Atlantic City Electric position would be 0.155%. As we generally expect to have a large pool of assets, we have the ability to purchase a large number of different issues and still expect to have a vast cost advantage versus splitting investments amongst portfolios. The above figures should give investors a picture of a very high-quality, very short-term, very-liquid portfolio that avoids undue fees.
We continue to believe this structure is a significant improvement over a fragmented, costly, less diversified outcome of investing the cash of each fund separately and should be a benefit to all of the participating portfolios.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

Jeff Klingelhofer, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Annual Report

Performance Summary
Thornburg Capital Management Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEP.
Class I Shares (Incep: 7/31/15)	2.48%	1.71%	1.35%
FTSE 1-Month T-Bill Index (Since 7/31/15)	2.33%	1.48%	1.10%
30-DAY YIELDS, I SHARES (with sales charge)
Annualized Distribution Yield	2.01%
SEC Yield	2.02%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION

Glossary
FTSE 1-Month Treasury Bill Index - Measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
Short-Term Credit Ratings - A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS — 100.0%
	Ameren Illinois Co.,
	2.120%, 10/1/2019	$ 2,000,000	$ 2,000,000
	2.160%, 10/23/2019	22,000,000	21,970,960
	American Honda Finance, 2.000%, 10/7/2019	540,000	539,820
[a]	Amphenol Corp., 2.170%, 10/1/2019	9,000,000	9,000,000
	Anthem, Inc.,
[a]	2.080%, 10/4/2019	2,000,000	1,999,653
[a]	2.120%, 10/3/2019	20,000,000	19,997,644
	Apple, Inc.,
[a]	1.832%, 10/21/2019	19,600,000	19,579,311
[a]	1.900%, 10/21/2019	2,400,000	2,397,467
	Atlantic City Electric, 2.150%, 10/1/2019	24,000,000	24,000,000
[a]	Atmos Energy Corp., 2.350%, 10/1/2019	21,000,000	21,000,000
	AutoZone, Inc.,
[a]	2.090%, 10/1/2019	19,000,000	19,000,000
[a]	2.090%, 10/4/2019	2,000,000	1,999,652
[a]	2.170%, 10/2/2019	3,000,000	2,999,819
	AVANGRID, Inc.,
[a]	2.150%, 10/1/2019	9,700,000	9,700,000
[a]	2.150%, 10/2/2019	4,470,000	4,469,733
[a]	2.350%, 10/3/2019	6,830,000	6,829,108
[a]	Avery Dennison Corp., 2.250%, 10/18/2019	3,700,000	3,696,069
	Bank of New York Tri-Party Repurchase Agreement 2.02% dated 9/30/2019 due 10/1/2019, repurchase price $40,002,241 collateralized by 30 corporate debt securities, having an average coupon of 3.85%, a minimum credit rating of BBB-, maturity dates from 8/1/2022 to 6/1/2065, and having an aggregate market value of $42,924,839 at 9/30/2019	40,000,000	40,000,000
[a,b]	Bell Canada, Inc., 2.250%, 10/3/2019	2,000,000	1,999,750
	Berkshire Hathaway Energy,
[a]	2.150%, 10/7/2019	12,425,000	12,420,548
[a]	2.200%, 10/3/2019	5,300,000	5,299,352
[a]	2.200%, 10/4/2019	4,275,000	4,274,216
	Bridgestone Americas, Inc.,
[a]	1.900%, 10/1/2019	2,000,000	2,000,000
[a]	1.900%, 10/4/2019	22,000,000	21,996,517
[a,b]	Canadian National Railway Co., 2.060%, 10/2/2019	9,500,000	9,499,456
	Canadian Pacific Ltd.,
[a,b]	2.250%, 10/11/2019	7,200,000	7,195,500
[a,b]	2.270%, 10/11/2019	800,000	799,496
[a]	CenterPoint Energy, Inc., 2.220%, 10/1/2019	22,000,000	22,000,000
	Chevron Corp.,
[a]	1.920%, 10/28/2019	2,000,000	1,997,120
[a]	1.930%, 10/17/2019	2,000,000	1,998,284
[a]	2.010%, 10/15/2019	20,000,000	19,984,367
[a]	Church & Dwight Co., Inc., 2.100%, 10/9/2019	9,100,000	9,095,753
[a]	Cintas Executive, 2.100%, 10/1/2019	24,000,000	24,000,000
[a]	CME Group, Inc., 2.000%, 10/1/2019	21,000,000	21,000,000
[a]	Con Edison, Inc., 2.140%, 10/8/2019	6,000,000	5,997,503
[a]	Consolidated Edison, Inc., 2.200%, 10/18/2019	5,000,000	4,994,806
[a]	CVS Corp., 2.100%, 10/1/2019	24,000,000	24,000,000
	Daimler Finance North America,
[a]	2.030%, 10/10/2019	650,000	649,670
[a]	2.070%, 10/11/2019	21,000,000	20,987,925
	Delmarva Power & Light, 2.150%, 10/1/2019	24,000,000	24,000,000
	Diageo Capital plc,
[a,b]	2.150%, 10/7/2019	20,000,000	19,992,833
[a,b]	2.200%, 10/8/2019	2,000,000	1,999,144
[a,b]	2.210%, 10/3/2019	2,000,000	1,999,754
	Electricite de France S.A.,
[a,b]	2.140%, 10/11/2019	1,000,000	999,406
[a,b]	2.220%, 10/7/2019	2,000,000	1,999,260
[a,b]	2.230%, 10/11/2019	21,000,000	20,986,992
[a]	Eli Lilly & Co., 1.980%, 10/21/2019	2,017,000	2,014,781
[a]	Emerson Electric Co., 1.900%, 10/7/2019	22,000,000	21,993,033
6   |  Annual Report

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
[a]	Eni Finance USA, Inc., 2.220%, 10/7/2019	$20,000,000	$ 19,992,600
[a]	Entergy Corp., 2.120%, 10/1/2019	15,000,000	15,000,000
	Experian Finance plc,
[a,b]	2.100%, 10/10/2019	9,400,000	9,395,065
[a,b]	2.250%, 10/24/2019	5,200,000	5,192,525
[a,b]	2.350%, 10/15/2019	2,000,000	1,998,172
	Farmer Mac Discount Notes, 1.700%, 10/1/2019	48,997,000	48,997,000
	Federal Farm Credit Discount Notes, 1.700%, 10/1/2019	14,800,000	14,800,000
	Federal Home Loan Bank Discount Notes,
	1.770%, 10/25/2019	2,600,000	2,596,932
	1.885%, 10/25/2019	3,000,000	2,996,230
	1.900%, 10/18/2019	50,000,000	49,955,139
	1.920%, 10/2/2019	1,400,000	1,399,925
	1.940%, 10/18/2019	3,000,000	2,997,252
	Florida Power & Light Co.,
	2.050%, 10/9/2019	23,000,000	22,989,522
	2.100%, 10/3/2019	1,000,000	999,883
	General Electric Co.,
	2.190%, 10/3/2019	9,750,000	9,748,814
	2.210%, 10/30/2019	2,000,000	1,996,439
	2.230%, 10/16/2019	11,250,000	11,239,547
	2.240%, 10/25/2019	1,000,000	998,507
	General Mills, Inc.,
[a]	2.160%, 10/15/2019	15,301,000	15,288,147
[a]	2.230%, 10/1/2019	6,699,000	6,699,000
	Hitachi America Capital Ltd., 2.250%, 10/25/2019	1,000,000	998,500
	Home Depot (The),
[a]	1.830%, 10/3/2019	22,000,000	21,997,763
[a]	1.850%, 10/1/2019	2,000,000	2,000,000
	IADB Discount Notes,
[b]	1.920%, 10/25/2019	7,000,000	6,991,040
[b]	1.950%, 10/23/2019	50,000,000	49,940,417
[b]	IFC Discount Notes, 1.870%, 10/21/2019	27,000,000	26,971,950
[c]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA U.S. Bank, N.A.), 1.770%, 2/1/2037 (put 10/1/2019)	1,900,000	1,900,000
[a]	Intercontinental Exchange, Inc., 2.040%, 10/4/2019	1,500,000	1,499,745
	JM Smucker Co.,
[a]	2.150%, 10/3/2019	18,000,000	17,997,850
[a]	2.150%, 10/7/2019	4,000,000	3,998,567
[a]	Kansas City Power and Light Co., 2.160%, 10/2/2019	24,000,000	23,998,560
[a]	Keurig Dr Pepper, 2.350%, 10/11/2019	5,000,000	4,996,736
	Kimberly-Clark Corp.,
[a]	1.920%, 10/10/2019	4,800,000	4,797,696
[a]	1.930%, 10/9/2019	1,066,000	1,065,543
[a]	Kroger Co., 2.180%, 10/7/2019	24,000,000	23,991,280
[a]	Leggett & Platt, 2.170%, 10/1/2019	3,000,000	3,000,000
[a]	Louisville Gas & Electric Co., 2.250%, 10/7/2019	22,000,000	21,991,750
	Marriott International, Inc.,
[a]	2.120%, 10/1/2019	2,000,000	2,000,000
[a]	2.160%, 10/24/2019	1,000,000	998,620
[a]	2.200%, 10/9/2019	15,000,000	14,992,667
[a]	2.210%, 10/9/2019	2,790,000	2,788,630
[a]	2.230%, 10/7/2019	3,210,000	3,208,807
	McCormick & Company, Inc.,
[a]	2.150%, 10/2/2019	993,000	992,941
[a]	2.150%, 10/11/2019	8,820,000	8,814,733
	Mondelez International, Inc.,
[a]	2.170%, 10/10/2019	12,050,000	12,043,463
[a]	2.200%, 10/1/2019	3,450,000	3,450,000
[a]	2.200%, 10/3/2019	4,190,000	4,189,488
[a]	Nestle Capital Corp., 1.850%, 10/7/2019	24,000,000	23,992,600
[c]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), 1.770%, 7/1/2033 (put 10/1/2019)	15,000,000	15,000,000
[c]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), 1.770%, 6/15/2048 (put 10/1/2019)	7,200,000	7,200,000
Annual Report  |  7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
[a]	NextEra Energy Capital Holdings, Inc., 2.220%, 10/7/2019	$ 3,700,000	$ 3,698,631
	Nike, Inc.,
[a]	1.950%, 10/8/2019	21,000,000	20,992,037
[a]	1.950%, 10/10/2019	1,000,000	999,513
	Northern Il Gas Corp., 1.940%, 10/2/2019	24,000,000	23,998,707
[a]	Novartis Finance Corp., 1.990%, 10/7/2019	22,000,000	21,992,703
[a]	Oglethorpe Power Corp., 2.250%, 10/9/2019	569,000	568,716
	One Gas, Inc.,
[a]	2.070%, 10/21/2019	3,000,000	2,996,550
[a]	2.090%, 10/18/2019	18,000,000	17,982,235
[a]	2.090%, 10/23/2019	1,000,000	998,723
	Peoples Gas Light & Coke Co., 2.050%, 10/1/2019	23,000,000	23,000,000
[a]	Pinnacle West Capital Corp., 2.170%, 10/1/2019	13,475,000	13,475,000
[a]	Roche Holding, Inc., 1.860%, 10/4/2019	1,000,000	999,845
	Ryder System, Inc., 2.120%, 10/7/2019	2,000,000	1,999,293
	Sempra Energy Holdings,
[a]	2.250%, 10/1/2019	800,000	800,000
[a]	2.250%, 10/3/2019	1,000,000	999,875
[a]	2.500%, 10/3/2019	17,000,000	16,997,639
[a]	Snap-on, Inc., 2.030%, 10/7/2019	800,000	799,729
	Sonoco Products Co., 2.150%, 10/1/2019	24,000,000	24,000,000
	Southern Co. Gas Capital Corp.,
[a]	1.960%, 10/1/2019	7,000,000	7,000,000
[a]	2.040%, 10/2/2019	15,000,000	14,999,150
	Stanley Works (The),
[a]	2.080%, 10/4/2019	17,625,000	17,621,945
[a]	2.120%, 10/7/2019	4,375,000	4,373,454
	Tennessee Valley Authority Discount Notes, 2.200%, 10/2/2019	25,000,000	24,998,472
[a,b]	Total Cap Cda Ltd., 1.980%, 10/23/2019	770,000	769,068
[a,b]	Total Fina Elf Holdings USA, Inc., 1.800%, 10/1/2019	23,230,000	23,230,000
	Tyson Foods, Inc.,
[a]	2.130%, 10/7/2019	17,500,000	17,493,788
[a]	2.140%, 10/4/2019	4,500,000	4,499,198
[c]	Uinta County (Guaranty: Chevron Corp.), 1.770%, 8/15/2020 (put 10/1/2019)	24,000,000	24,000,000
	Union Electric Co.,
	2.150%, 10/1/2019	24,000,000	24,000,000
[a]	2.200%, 10/7/2019	21,000,000	20,992,300
[a]	United Parcel Service, Inc., 1.750%, 10/1/2019	24,000,000	24,000,000
	United States Treasury Bill,
	1.731%, 10/10/2019	9,169,000	9,165,033
	1.742%, 10/15/2019	32,456,000	32,434,019
	Wec Energy Group, Inc.,
[a]	2.200%, 10/8/2019	15,250,000	15,243,459
[a]	2.210%, 10/9/2019	1,000,000	999,509
[a]	2.220%, 10/10/2019	2,085,000	2,083,843
[a]	2.280%, 10/1/2019	3,200,000	3,200,000
[a]	Western Union Co., 2.250%, 10/2/2019	1,750,000	1,749,891
	Wisconsin Gas Co., 2.000%, 10/4/2019	10,000,000	9,998,333
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,552,595,405)		1,552,595,405
	Total Investments — 100.0% (Cost $1,552,595,405)		$1,552,595,405
	Other Assets Less Liabilities — 0.0%		81,743
	Net Assets — 100.0%		$1,552,677,148

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $961,773,671, representing 61.94% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2019
c	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Annual Report  |  9

There is no guarantee that the Fund will meet its investment objectives.All data is subject to change. Charts may not add up to 100% due to rounding.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  September 30, 2019
ASSETS
Investments at value (cost $1,552,595,405) (Note 3)	$ 1,552,595,405
Cash	86,024
Interest receivable	52,580
Total Assets	1,552,734,009
Liabilities
Accounts payable and accrued expenses	56,861
Total Liabilities	56,861
Net Assets	$ 1,552,677,148
NET ASSETS CONSIST OF
Distributable earnings	$ 23,695
Net capital paid in on shares of beneficial interest	1,552,653,453
$ 1,552,677,148
NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($1,552,677,148 applicable to 155,267,715 shares of beneficial interest outstanding - Note 5)	$ 10.00
See notes to financial statements.
10   |  Annual Report

Statement of Operations
Thornburg Capital Management Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Interest income	$ 27,436,013
EXPENSES
Transfer agent fees	5,294
Custodian fees	83,724
Professional fees	43,702
Officer fees	7,848
Other expenses	38,317
Total Expenses	178,885
Net Investment Income	$ 27,257,128
See notes to financial statements.
Annual Report  |  11

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 27,257,128	$ 18,648,377
Net Increase in Net Assets Resulting from Operations	27,257,128	18,648,377
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(27,257,128)	(18,648,377)
FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	227,151,860	195,504,453
Net Increase in Net Assets	227,151,860	195,504,453
NET ASSETS
Beginning of Year	1,325,525,288	1,130,020,835
End of Year	$ 1,552,677,148	$ 1,325,525,288
See notes to financial statements.
12   |  Annual Report

Notes to Financial Statements
Thornburg Capital Management Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including administration fees, transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2019
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,552,595,405
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at September 30, 2019 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
At September 30, 2019, the Fund had $23,695 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 27,257,128	$ 18,648,377
Total	$ 27,257,128	$ 18,648,377
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2019
utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days are valued using the amortized cost method. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short-Term Investments	$ 1,552,595,405	$ —	$ 1,552,595,405	$ —
Total Investments in Securities	$ 1,552,595,405	$ —	$ 1,552,595,405	$ —
Total Assets	$ 1,552,595,405	$ —	$ 1,552,595,405	$—
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	710,137,132	$ 7,101,371,322	800,929,556	$ 8,009,295,565
Shares issued to shareholders in reinvestment of dividends	2,724,210	27,242,096	1,866,541	18,665,413
Shares repurchased	(690,146,156)	(6,901,461,558)	(783,245,652)	(7,832,456,525)
Net increase	22,715,186	$ 227,151,860	19,550,445	$ 195,504,453
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had no purchase and sale transactions of investments other than short-term investments.
NOTE 7 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
16   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2019
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, foreign investment risk, liquidity risk, diversification risk, and risks of investments in mortgage- and asset-backed securities. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  17

Financial Highlights
Thornburg Capital Management Fund
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00
2018	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00
2017	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00
2016	$ 10.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 10.00
2015 (c)	$ 10.00	— (d)	— (e)	— (f)	— (g)	—	—	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
(c)	Fund commenced operations on July 31, 2015.
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(f)	Total from investment operations was less than $0.01 per share.
(g)	Dividends from net investment income per share were less than $(0.01).
(h)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
18  |  Annual Report

Financial Highlights, Continued
Thornburg Capital Management Fund
Ratios to Average Net Assets			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

2.44	0.02	0.02	2.48	— (b)	$ 1,552,677
1.76	0.02	0.02	1.76	— (b)	$ 1,325,525
0.89	0.03	0.03	0.87	— (b)	$ 1,130,021
0.45	0.03	0.03	0.45	— (b)	$ 1,393,536
0.26 (h)	0.03 (h)	0.03 (h)	0.04	— (b)	$ 1,772,860
Annual Report  |  19

Report of Independent Registered Public Accounting Firm
Thornburg Capital Management Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Capital Management Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Capital Management Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2019 and for the period July 31, 2015 (commencement of operations) through September 30, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the four years in the period ended September 30, 2019 and for the period July 31, 2015 (commencement of operations) through September 30, 2015 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
20   |  Annual Report

Expense Example
Thornburg Capital Management Fund  |  September 30, 2019 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS I SHARES
Actual	$1,000.00	$1,012.21	$0.10
Hypothetical*	$1,000.00	$1,024.97	$0.10

†	Expenses are equal to the annualized expense ratio for each class (I: 0.02%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  21

Trustees and Officers
Thornburg Capital Management Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
22   |  Annual Report

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  23

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
24   |  Annual Report

Other Information
Thornburg Capital Management Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Capital Management Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. Information noted by the Trustees in their evaluation as having been considered included oral and written reports received from the Advisor respecting the Advisor’s selection of investments and execution of the Fund’s investment strategies, achievement of the Fund’s investment objectives, and other factors. The Trustees noted their assessments of the Advisor’s personnel developed in meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports respecting additions to its information management and other electronic systems. The Trustees also noted in this regard their consideration of the Advisor’s performance of other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors. Portfolio holdings and related information confirmed that the Advisor had managed the Fund since commencement of investment operations in accordance with the Fund’s prospectus. Reports on services rendered by the Advisor to the Fund over the course of the year confirmed to the Trustees that the nature, extent and quality of those services remained sufficient.
Investment Performance. Dividend distribution and other information received by the Trustees respecting the investments by the Fund was viewed as consistent with expectations respecting the Fund’s investment performance in view of current market conditions.
Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund. Expense levels were consistent with expectations.
Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the advisory agreement, because the Advisor does not charge fees under that agreement.
Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the advisory agreement, because the Advisor does not receive a fee under that agreement.
Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment
Annual Report  |  25

Other Information, Continued
Thornburg Capital Management Fund  |  September 30, 2019 (Unaudited)
objectives and adhere to the Fund’s investment policies, and that the Fund’s investment performance remained satisfactory in view of its objectives and strategies. The Trustees further concluded that the level of the Fund’s expenses was reasonable. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
26   |  Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  27

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3477

Annual Report
September 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Long/Short Equity Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	THLSX	885-216-689
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Non-diversified funds can be more volatile than diversified funds. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Annual Report  |  3

Letter to Shareholders
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
October 9, 2019
Dear Fellow Shareholder:
The Thornburg Long/Short Equity Fund underperformed its benchmark during the most recent annual period ended September 30, 2019, both in gross and net-adjusted terms. Over the 12 months, the Fund returned negative 2.10% (Class I shares) versus the S&P 500 Index’s return of 4.25%. During the period the Fund’s short book provided excess returns, offsetting some challenging individual stock results within the long book.
(Oct 1, 2018 - Sept 30, 2019)
	Average Weight %	Total Return %	Contribution*%
Long Book	105.28	-0.61	-0.64
Short Book	-72.50	-0.77	0.56
Fund	32.78	-2.10	--
S&P 500 Index	--	4.25	--
Russell 2000 Index	--	-8.89	--
Net Adjusted S&P 500 Index	--	1.39	--
*Gross of Fees
Source: Kiski, Thornburg
Over the annual period, the Fund’s performance was largely driven by the performance of individual names rather than sector or market capitalization forces on both the long and short sides of the portfolio. We could point to a couple of trends that impacted both the stock market and the Fund.
The first was the continued outperformance of growth versus value. As a reminder, our portfolio is built around a Growth at a Reasonable Price (GARP) philosophy, both as a whole and when considering each of the long and short books in isolation. At times, it felt like the market was only interested in rewarding growth-at-any-price, which generally didn’t flatter much of our bottom-up, fundamental analysis.
The second is that, in keeping with the growth-at-any-price trend, stocks that had even the slightest wobble in their earnings progression were often pummeled beyond reason, at least in our opinion. All in all, these trends created wide valuation gaps, which we consider very appealing going forward. Thus, we believe that our portfolio is well-positioned for what may come next.
As a relatively focused portfolio of high-conviction stock ideas, our performance is largely influenced by the individual securities we choose to own (or sell short). Below is a discussion of our primary top and bottom performers during the period.
Top Performers:
Starbucks Corp. - Starbucks continues to post impressive results with same-store sales up 6% globally in the most recent quarter. U.S. sales were up a very strong +7%, a return to previous highs, with improvements in both store traffic and sales per order. Investors continue to gain confidence that the company is past the operational issues that caused the slowdown last year. The growth story in China also continues to look good, with sales back up to +6% compared to flat growth earlier in the year.
U.S. Foods Holdings Corp. - U.S. Foods continues to gain share within its key Independent Restaurant channel, where margins are much higher. As they’ve proven out this operational momentum over time, the stock has closed some of the valuation gap with its closest peers.
Comcast Corp. - Comcast owns an irreplaceable position in the delivery of internet service via cable and fiber across their markets, which, in our opinion, is the key driver for their overall business. They continue to invest in their footprint to get their network closer to homes, thus expanding their moat/competitive advantage.
Oaktree Capital Group LLC - Oaktree outperformed the market during the annual period as Brookfield Asset Management acquired the company at a premium. When the deal closed, we received a mix of cash and Brookfield stock.
CarMax - CarMax saw better than expected same-store sales while continuing to hold their profit per car sold at a steady, above industry average level. The roll out of their new omni-channel strategy, which allows potential buyers to purchase a car in person or online, is progressing rapidly and should be accessible in most of their markets much sooner than anticipated.
Bottom Performers:
Beyond Meat, Inc. - Beyond Meat is a developer of plant-based protein products, most notably its Beyond Burger. The recent price appreciation against us is due to a combination of a low float, an active short name, and headline risk as fast food chains have explored and signed up to sell plant-based burgers from Beyond Meat and its competitor, Impossible Burger.
Manhattan Associates, Inc. - Manhattan Associates is a software company that specializes in supply chain and logistics solutions. We believe the company’s end markets (brick-and-mortar retailers) are structurally challenged and thus the company’s long-term financial goals appear unachievable, in our estimation which is why we determined to short the stock .
FTI Consulting, Inc. - FTI Consulting is a business advisory firm. While company’s revenues have grown in recent quarters, our thesis for shorting the stock is that organic revenue growth will be volatile in the future and that the market is assigning a high earnings multiple to a cyclically high earnings per share number.
Generac Holdings, Inc. - Generac is a manufacturer of standby and portable generators. Our thesis for shorting the stock centered around the pull forward of demand from a highly active 2018 hurricane season, but results have continued to be stronger than expected driven by growth in home standby generators and their commercial segment. The company also announced small

4  |  Annual Report

Letter to Shareholders, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
acquisitions within energy storage, which could potentially be a future growth driver for the company.
Afterpay Touch Group Ltd. - Afterpay is a Buy Now Pay Later (BNPL) company, with fast growing U.S. and U.K. businesses. While this stock trades like a Paymentech company, we believe this is a consumer finance company lacking a sustainable competitive advantage and thus determined to short the stock.
We value your partnership and thank you for investing alongside us in the Thornburg Long/Short Equity Fund.

Connor Browne, cfa Portfolio Manager Managing Director	Bimal Shah, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Annual Report  |  5

Performance Summary
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class I Shares (Incep: 12/30/16)	-2.10%	5.60%	4.38%	7.65%	6.27%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%	9.13%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Due to the Fund’s relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are generally not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: I shares, 2.82%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.

Glossary
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Annual Report

Fund Summary
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.
SECTOR EXPOSURE
Health Care	15.7%
Communication Services	12.4%
Financials	7.6%
Consumer Staples	5.8%
Materials	5.7%
Energy	1.9%
Industrials	-1.2%
Real Estate	-2.8%
Consumer Discretionary	-4.4%
Information Technology	-7.8%
Other Assets Less Liabilities	67.1%
PORTFOLIO EXPOSURE
	3Q19	2Q19
Gross Long	104.3%	108.3%
Gross Short	-71.0%	-76.1%
Net Equity	33.3%	32.2%

ASSETS BY GEOGRAPHY
	Long	Short
United States	57.9%	42.1%
Ex-U.S	66.9%	33.1%

TOP TEN LONG HOLDINGS
Gilead Sciences, Inc.	5.2%
US Foods Holding Corp.	5.1%
Thermo Fisher Scientific, Inc.	5.1%
Comcast Corp. Class A	5.0%
Alphabet, Inc. Class C	5.0%
Medtronic plc	4.0%
CarMax, Inc.	3.8%
Danone S.A.	3.7%
United Parcel Service, Inc. Class B	3.5%
Starbucks Corp.	3.5%

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Annual Report  |  7

Schedule of Investments
Thornburg Long/Short Equity Fund  |  September 30, 2019
		SHARES	VALUE
	Common Stock — 103.5%
	Capital Goods — 3.0%
	Electrical Equipment — 3.0%
	Vestas Wind Systems A/S	83,845	$ 6,509,357
			6,509,357
	Consumer Durables & Apparel — 2.3%
	Household Durables — 0.9%
[a]	Mohawk Industries, Inc.	15,932	1,976,683
	Textiles, Apparel & Luxury Goods — 1.4%
[a]	Capri Holdings Ltd.	92,650	3,072,274
			5,048,957
	Consumer Services — 3.5%
	Hotels, Restaurants & Leisure — 3.5%
[b]	Starbucks Corp.	87,218	7,711,815
			7,711,815
	Diversified Financials — 7.9%
	Capital Markets — 3.7%
	Apollo Global Management, Inc., Class A	71,772	2,714,417
	Brookfield Asset Management, Inc., Class A	100,879	5,334,490
	Consumer Finance — 3.0%
	Capital One Financial Corp.	22,422	2,039,954
[b]	Navient Corp.	358,274	4,585,907
	Mortgage Real Estate Investment Trusts — 1.2%
	PennyMac Mortgage Investment Trust	123,443	2,744,138
			17,418,906
	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
	Teekay LNG Partners L.P.	304,281	4,153,436
			4,153,436
	Food & Staples Retailing — 5.1%
	Food & Staples Retailing — 5.1%
[a,b]	US Foods Holding Corp.	273,008	11,220,629
			11,220,629
	Food, Beverage & Tobacco — 7.2%
	Food Products — 7.2%
	Danone S.A.	93,215	8,211,289
[a]	Nomad Foods Ltd.	369,375	7,572,188
			15,783,477
	Healthcare Equipment & Services — 4.0%
	Health Care Equipment & Supplies — 4.0%
	Medtronic plc	80,954	8,793,223
			8,793,223
	Insurance — 2.9%
	Insurance — 2.9%
[b]	Assured Guaranty Ltd.	143,660	6,387,124
			6,387,124
	Materials — 5.7%
	Chemicals — 2.3%
[b]	Huntsman Corp.	215,800	5,019,508
	Containers & Packaging — 3.4%
[a,b]	Crown Holdings, Inc.	115,930	7,658,336
			12,677,844
	Media & Entertainment — 21.2%
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
		SHARES	VALUE
	Entertainment — 8.4%
[b]	Activision Blizzard, Inc.	111,124	$ 5,880,682
[a]	Lions Gate Entertainment Corp., Class B	187,073	1,635,018
[a,b]	Netflix, Inc.	24,524	6,563,113
[a]	Ubisoft Entertainment S.A.	60,351	4,363,818
	Interactive Media & Services — 7.8%
[a,b]	Alphabet, Inc., Class C	8,971	10,935,649
[a,b]	Zillow Group, Inc., Class C	206,137	6,147,005
	Media — 5.0%
[b]	Comcast Corp., Class A	246,073	11,092,971
			46,618,256
	Pharmaceuticals, Biotechnology & Life Sciences — 16.1%
	Biotechnology — 8.4%
[a]	Alkermes plc	367,445	7,168,852
[b]	Gilead Sciences, Inc.	179,754	11,392,808
	Life Sciences Tools & Services — 5.1%
[b]	Thermo Fisher Scientific, Inc.	38,328	11,163,797
	Pharmaceuticals — 2.6%
[b]	Allergan plc	34,534	5,811,727
			35,537,184
	Retailing — 9.2%
	Internet & Direct Marketing Retail — 5.4%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	24,298	4,063,354
[a,b]	Amazon.com, Inc.	2,799	4,858,812
[b]	Expedia Group, Inc.	22,541	3,029,736
	Specialty Retail — 3.8%
[a,b]	CarMax, Inc.	94,068	8,277,984
			20,229,886
	Software & Services — 4.2%
	Information Technology Services — 1.7%
[b]	Cognizant Technology Solutions Corp., Class A	64,394	3,880,704
	Software — 2.5%
[a]	PTC, Inc.	80,500	5,488,490
			9,369,194
	Technology Hardware & Equipment — 2.0%
	Communications Equipment — 0.3%
[a]	Casa Systems, Inc.	95,479	749,988
	Technology Hardware, Storage & Peripherals — 1.7%
[a,b]	Pure Storage, Inc., Class A	214,378	3,631,563
			4,381,551
	Telecommunication Services — 1.8%
	Wireless Telecommunication Services — 1.8%
	China Mobile Ltd.	493,000	4,079,137
			4,079,137
	Transportation — 5.5%
	Air Freight & Logistics — 3.5%
[b]	United Parcel Service, Inc., Class B	64,974	7,785,185
	Airlines — 2.0%
[b]	Alaska Air Group, Inc.	66,500	4,316,515
			12,101,700
	Total Common Stock (Cost $210,064,108)		228,021,676
	Total Long-Term Investments — 103.5% (Cost $210,064,108)		228,021,676
	Short-Term Investments — 22.3%
[c]	Thornburg Capital Management Fund	4,917,150	49,171,496
	Total Short-Term Investments (Cost $49,171,496)		49,171,496
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
		SHARES	VALUE
	Liabilities Net of Other Assets — (25.8)%		(56,817,681)
	Common Stock Sold Short — (70.6)%
	Banks — (0.9)%
	Banks — (0.9)%
	Westamerica Bancorporation	(30,509)	$ (1,897,050)
			(1,897,050)
	Capital Goods — (6.7)%
	Electrical Equipment — (2.6)%
[a]	Generac Holdings, Inc.	(72,207)	(5,656,697)
	Machinery — (2.0)%
	Snap-on, Inc.	(28,695)	(4,491,915)
	Trading Companies & Distributors — (2.1)%
	GATX Corp.	(60,655)	(4,702,582)
			(14,851,194)
	Commercial & Professional Services — (3.0)%
	Professional Services — (3.0)%
[a]	FTI Consulting, Inc.	(50,848)	(5,389,380)
[a]	TriNet Group, Inc.	(21,363)	(1,328,565)
			(6,717,945)
	Consumer Durables & Apparel — (5.2)%
	Household Durables — (1.9)%
[a]	Roku, Inc.	(41,310)	(4,203,706)
	Leisure Products — (3.3)%
[a]	Peloton Interactive, Inc., Class A	(138,300)	(3,471,330)
[a]	YETI Holdings, Inc.	(135,431)	(3,792,068)
			(11,467,104)
	Consumer Services — (5.0)%
	Diversified Consumer Services — (0.9)%
	H&R Block, Inc.	(83,000)	(1,960,460)
	Hotels, Restaurants & Leisure — (4.1)%
	Brinker International, Inc.	(51,291)	(2,188,587)
	Cracker Barrel Old Country Store, Inc.	(27,670)	(4,500,526)
[a]	Luckin Coffee, Inc. ADR	(130,409)	(2,477,771)
			(11,127,344)
	Diversified Financials — (2.3)%
	Capital Markets — (2.3)%
	FactSet Research Systems, Inc.	(20,678)	(5,024,134)
			(5,024,134)
	Food & Staples Retailing — (2.1)%
	Food & Staples Retailing — (2.1)%
[a]	Chefs’ Warehouse, Inc.	(115,185)	(4,644,259)
			(4,644,259)
	Food, Beverage & Tobacco — (3.9)%
	Beverages — (2.2)%
[a]	Boston Beer Co., Inc., Class A	(13,606)	(4,953,672)
	Food Products — (1.7)%
[a]	Beyond Meat, Inc.	(24,974)	(3,711,636)
			(8,665,308)
	Healthcare Equipment & Services — (2.3)%
	Health Care Equipment & Supplies — (2.3)%
	DiaSorin S.p.A.	(43,856)	(5,100,352)
			(5,100,352)
	Household & Personal Products — (0.5)%
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
		SHARES	VALUE
	Household Products — (0.5)%
	Church & Dwight Co., Inc.	(14,172)	$ (1,066,301)
			(1,066,301)
	Media & Entertainment — (5.8)%
	Entertainment — (1.8)%
[a]	Tencent Music Entertainment Group ADR	(313,924)	(4,008,809)
	Media — (4.0)%
[a]	Discovery, Inc., Class A	(160,513)	(4,274,461)
	New York Times Co., Class A	(155,514)	(4,429,039)
			(12,712,309)
	Pharmaceuticals, Biotechnology & Life Sciences — (2.1)%
	Pharmaceuticals — (2.1)%
	Shionogi & Co. Ltd.	(81,730)	(4,534,550)
			(4,534,550)
	Real Estate — (2.8)%
	Equity Real Estate Investment Trusts — (2.3)%
	Extra Space Storage, Inc.	(43,045)	(5,028,517)
	Real Estate Management & Development — (0.5)%
[a]	Redfin Corp.	(66,672)	(1,122,756)
			(6,151,273)
	Retailing — (9.2)%
	Internet & Direct Marketing Retail — (1.5)%
[a]	Chewy, Inc., Class A	(134,597)	(3,308,394)
	Specialty Retail — (7.7)%
[a]	Carvana Co., Class A	(39,100)	(2,580,600)
[a]	Murphy USA, Inc.	(57,650)	(4,917,545)
	Rent-A-Center, Inc.	(205,700)	(5,305,003)
[a]	Sleep Number Corp.	(99,184)	(4,098,283)
			(20,209,825)
	Software & Services — (14.0)%
	Information Technology Services — (7.1)%
[a]	Afterpay Touch Group Ltd.	(242,600)	(5,873,457)
	Paychex, Inc.	(65,483)	(5,420,028)
	Western Union Co.	(188,500)	(4,367,545)
	Software — (6.9)%
[a]	Alarm.com Holdings, Inc.	(93,694)	(4,369,888)
	Blackbaud, Inc.	(20,144)	(1,819,809)
[a]	Manhattan Associates, Inc.	(69,768)	(5,628,185)
[a]	Teradata Corp.	(105,774)	(3,278,994)
			(30,757,906)
	Telecommunication Services — (4.8)%
	Diversified Telecommunication Services — (4.8)%
	AT&T, Inc.	(149,642)	(5,662,453)
	Cogent Communications Holdings, Inc.	(89,543)	(4,933,820)
			(10,596,273)
	Total Common Stock Sold Short (Proceeds $140,593,910)		(155,523,127)
	Exchange-Traded Funds Sold Short — (0.0)%
	Direxion Daily Developed Markets Bear 3X	(550)	(6,771)
	Direxion Daily Emerging Markets Bear 3X	(919)	(43,827)
	Direxion Daily Energy Bear 3X	(535)	(25,760)
	Direxion Daily Financial Bear 3X	(720)	(24,919)
	Direxion Daily S&P 500 Bear 3X	(266)	(4,562)
	Direxion Daily Semiconductors Bear 3x	(6)	(226)
	Direxion Daily Small Cap Bear 3X	(51)	(2,397)
	ProShares UltraPro Short QQQ	(55)	(1,788)
	Total Exchange-Traded Funds Sold Short (Proceeds $4,118,542)		(110,250)
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
	SHARES	VALUE
Total Securities Sold Short (Proceeds $144,712,452)		$(155,633,377)
Net Assets — 100.0%		$ 220,375,491

Footnote Legend
a	Non-income producing.
b	All or a portion of the security is pledged as collateral for securities sold short. At September 30, 2019, the value of securities pledged was $86,297,475. An additional $101,278,305 in cash has been segregated for collateral on securities sold short.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
12  |  Annual Report

Statement of Assets and Liabilities
Thornburg Long/Short Equity Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $210,064,108)	$ 228,021,676
Non-controlled affiliated issuer (cost $49,171,496)	49,171,496
Cash	3,418,747
Cash segregated as collateral on securities sold short	101,278,305
Receivable for investments sold	6,749,456
Receivable for fund shares sold	2,029,585
Dividends receivable	114,930
Dividend and interest reclaim receivable	10,015
Prepaid expenses and other assets	18,548
Total Assets	390,812,758
Liabilities
Securities sold short (proceeds $144,712,452)	155,633,377
Payable for investments purchased	14,035,283
Payable for fund shares redeemed	5,467
Payable to investment advisor and other affiliates (Note 4)	205,695
Payable for short sale financing	319,214
Accounts payable and accrued expenses	126,988
Dividends payable for short sales	111,243
Total Liabilities	170,437,267
Net Assets	$ 220,375,491
NET ASSETS CONSIST OF
Distributable earnings	$ 6,591,488
Net capital paid in on shares of beneficial interest	213,784,003
$ 220,375,491
NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($220,375,491 applicable to 20,391,513 shares of beneficial interest outstanding - Note 5)	$ 10.81
See notes to financial statements.
Annual Report  |  13

Statement of Operations
Thornburg Long/Short Equity Fund  |  Year Ended September 30, 2019
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $20,981)	$ 2,852,811
Non-controlled affiliated issuer	1,003,831
Total Income	3,856,642
EXPENSES
Investment advisory fees (Note 4)	2,540,618
Administration fees (Note 4)
Class I Shares	178,487
Transfer agent fees
Class I Shares	182,238
Registration and filing fees
Class I Shares	25,769
Dividend expense on securities sold short	1,970,797
Short sale financing fees	1,981,071
Custodian fees	35,257
Professional fees	94,814
Trustee and officer fees (Note 4)	9,015
Other expenses	42,086
Total Expenses	7,060,152
Less:
Expenses reimbursed by investment advisor (Note 4)	(59,542)
Net Expenses	7,000,610
Net Investment Loss	$ (3,143,968)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments
Long positions	2,706,530
Short positions	1,469,027
Foreign currency transactions	(7,536)
4,168,021
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments
Long positions	(5,710,199)
Short positions	848,007
Foreign currency translations	(1,502)
(4,863,694)
Net Realized and Unrealized Loss	(695,673)
Net Decrease in Net Assets Resulting from Operations	$ (3,839,641)
See notes to financial statements.
14  |  Annual Report

Statements of Changes in Net Assets
Thornburg Long/Short Equity Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment loss	$ (3,143,968)	$ (1,104,589)
Net realized gain (loss) on investments and foreign currency transactions	4,168,021	9,092,978
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,863,694)	(1,657,155)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,839,641)	6,331,234
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(8,099,318)	(2,992,574)
FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	28,510,781	120,726,370
Net Increase in Net Assets	16,571,822	124,065,030
NET ASSETS
Beginning of Year	203,803,669	79,738,639
End of Year	$ 220,375,491	$ 203,803,669
See notes to financial statements.
Annual Report  |  15

Statement of Cash Flows
Thornburg Long/Short Equity Fund  |  Year Ended September 30, 2019
Cash Flows from Operating Activities:
Net change in net assets resulting from operations	$ (3,839,641)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(147,312,220)
Payments to cover securities sold short	(102,858,659)
Proceeds from disposition of investments in securities	138,457,276
Proceeds from securities sold short	118,958,263
Purchases of short term investments, net	7,477,122
Net realized (gain) loss:
Investment transactions	(2,706,530)
Securities sold short	(1,469,027)
Net unrealized (gain) loss:
Investments	5,710,199
Securities sold short	(848,007)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash segregated as collateral on securities sold short	(27,424,190)
Dividend and interest reclaim receivable	58,830
Prepaid expenses and other assets	(11,555)
Increase (decrease) in liabilities:
Payable for short sale financing	234,310
Payable for dividends on securities sold short	(52,232)
Payable to investment adviser	(11,835)
Accrued expenses and other payables	68,047
Net cash used in operating activities	$ (15,569,849)
Cash Flows from Financing Activities:
Fund shares sold	$ 102,742,614
Fund shares redeemed	(83,167,502)
Fund distributions paid and not reinvested	(586,516)
Net cash received from financing activities	$ 18,988,596
Net increase in cash during the period	$ 3,418,747
Cash and foreign currency, beginning of period:	$ -
Cash and foreign currency, end of period:	$ 3,418,747
Non-cash Activities:
Reinvestment of Fund distributions	7,512,802
See notes to financial statements.
16  |  Annual Report

Notes to Financial Statements
Thornburg Long/Short Equity Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Long/Short Equity Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including administration fees, transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Restricted Cash: As of September 30, 2019, the Fund has restricted cash in the amount of $101,278,305. The restricted cash represents collateral pledged in relation to short sale securities. The carrying value of the restricted cash approximates fair value.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations. For securities sold short, the Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. These amounts, if applicable, are included in Dividend expense on securities sold short on the Statement of Operations. Interest income, if applicable, is comprised of credits which exceeded prime brokerage fees.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Short Sales: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in Short sale financing fees on the Statement of Operations. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Fund during the fiscal year were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 115,152,052
Gross unrealized appreciation on a tax basis	43,253,744
Gross unrealized depreciation on a tax basis	(36,846,001)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 6,407,743
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales, outstanding tax basis adjustments for publicly traded partnerships (“PTPs”), real estate investment trusts (“REITs”), organizational expenses, and loss deferral of unsettled short positions.
At September 30, 2019, the Fund had deferred tax basis late-year ordinary losses occurring subsequent to October 31, 2018 through September 30, 2019 of $3,460,244. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2020.
18  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
At September 30, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 of $234,573. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
In order to account for permanent book to tax differences, the Fund increased distributable earnings by $1,243,298, and decreased net capital paid in on shares of beneficial interest by $1,243,298. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from investments in publicly traded partnerships (“PTPs”) and net operating losses.
At September 30, 2019, the Fund had no undistributed tax basis net ordinary investment income and $3,953,263 of undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019, and September 30, 2018, was as follows:
	2019	2018
Distributions from:
Ordinary income	$ 341,872	$ 1,117,416
Capital gains	7,757,446	1,875,158
Total	$ 8,099,318	$ 2,992,574
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might
20   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 228,021,676	$ 222,687,186	$ 5,334,490	$ —
Short-Term Investments	49,171,496	49,171,496	—	—
Total Investments in Securities	$ 277,193,172	$ 271,858,682	$ 5,334,490	$ —
Total Assets	$ 277,193,172	$ 271,858,682	$ 5,334,490	$ —
Liabilities
Investment in Securities Sold Short
Common Stock	$ (155,523,127)	$ (155,523,127)	$ —	$ —
Exchange-Traded Funds	(110,250)	(110,250)	—	—
Total Investment in Securities Sold Short	$ (155,633,377)	$ (155,633,377)	$ —	$ —
Total Liabilities	$ (155,633,377)	$ (155,633,377)	$ —	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At September 30, 2019, industry classifications for Common Stock in Level 2 consist of $5,334,490 in Diversified Financials.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	1.250%
Next $500 million	1.200
Next $1 billion	1.150
Over $2 billion	1.100
The Fund’s effective management fee for the year ended September 30, 2019 was 1.25% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the year ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares.
For the year ended September 30, 2019, the Advisor voluntarily reimbursed certain class specific expenses of $59,542 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 21.23%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$56,648,618	$189,682,721	$(197,159,843)	$-	$-	$49,171,496	$1,003,831
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2019		YEAR ENDED September 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	9,825,404	$ 104,129,031	11,071,577	$ 127,384,872
Shares issued to shareholders in reinvestment of dividends	716,187	7,512,802	257,814	2,915,877
Shares repurchased	(7,805,884)	(83,131,052)	(834,836)	(9,574,379)
Net increase	2,735,707	$ 28,510,781	10,494,555	$ 120,726,370
NOTE 6 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2019, the Fund had purchase and sale transactions of long investments of $159,103,149 and $135,703,444, respectively, and cover and sale transactions of securities sold short of $104,482,177 and $123,617,313, respectively (excluding short term investments).
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
22  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019
During the year ended September 30, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, non-diversification risk, derivatives risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  23

Financial Highlights
Thornburg Long/Short Equity Fund
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2019	$ 11.54	(0.17)	(0.09)	(0.26)	—	(0.47)	(0.47)	$ 10.81
2018	$ 11.13	(0.08)	0.83	0.75	—	(0.34)	(0.34)	$ 11.54
2017 (e)	$ 10.00	(0.13)	1.26	1.13	—	—	—	$ 11.13

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2019, 2018 and 2017 would have been 1.50%, 1.48% and 1.45%, respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2019, 2018 and 2017 would have been 1.53%, 1.48% and 1.81%, respectively.
(c)	Not annualized for periods less than one year.
(d)	The amounts reported for periods prior to the year ended September 30, 2019 have been revised to include certain expenses and fees in connection with investments in short positions in order to conform to current year presentation. The amounts reported in 2018 and 2017 were 1.48% and 1.45%, respectively.
(e)	Fund commenced operations on December 30, 2016.
(f)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Annual Report

Financial Highlights, Continued
Thornburg Long/Short Equity Fund
Ratios to Average Net Assets			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Period (Thousands)

(1.55)	3.44	3.47	(2.10)	71.43	$ 220,375
(0.74)	2.82 (d)	2.82	6.83	65.72	$ 203,804
(1.56) (f)	3.42 (d)(f)	3.78 (f)	11.30	61.69	$ 79,739
Annual Report  |  25

Report of Independent Registered Public Accounting Firm
Thornburg Long/Short Equity Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Long/Short Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Long/Short Equity Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, the related statements of operations and cash flows for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2019 and for the period December 30, 2016 (commencement of operations) through September 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the two years in the period ended September 30, 2019 and for the period December 30, 2016 (commencement of operations) through September 30, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
26   |  Annual Report

Expense Example
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS I SHARES
Actual	$1,000.00	$ 983.63	$23.17
Hypothetical*	$1,000.00	$1,001.70	$23.38

†	Expenses are equal to the annualized expense ratio for each class (I: 4.66%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  27

Trustees and Officers
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
28   |  Annual Report

Trustees and Officers, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  29

Trustees and Officers, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
30   |  Annual Report

Other Information
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the year ended September 30, 2019, dividends paid by Thornburg Long/Short Equity Fund of $341,872 are being reported as taxable ordinary investment income dividends and $7,757,446 are being reported as long term capital gain dividends for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 99.96% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 88.29% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Long/Short Equity Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  31

Other Information, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) performance data for the most recent ten calendar years (which included data for a predecessor fund), comparing the Fund’s annual investment returns to a broad-based securities index and to the applicable Morningstar category of funds; (4) the Fund’s investment performance (which included data for a predecessor fund) for the three-month, year-to-date, one-year, three-year, five-year, ten-year, and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) comparative performance data for a fund peer group selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index over various periods since the Fund’s inception; and (9) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders.
The Trustees considered explanations from the Advisor respecting performance of the Fund in some recent periods that had compared less favorably to some comparative measures, together with the reports they had received from the Advisor throughout the year, explanations of the comparisons by reference to the investment strategies of the Fund, the effects of market and economic conditions, the investment decisions by the Advisor in view of the Fund’s strategies, and where pertinent the Advisor’s measures and expectations for improvement in the Fund’s relative investment performance. The Trustees noted their understanding that strategies pursued for a fund may
32   |  Annual Report

Other Information, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
produce intermittent lower relative performance, other funds managed by the Advisor have in the past returned to favor as conditions changed or the strategies of those funds gained traction, and that the Advisor has successfully remediated lower relative performance of other funds in cases where execution of investment strategies had contributed to lower performance. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods, including the performance of the predecessor fund, on the whole was satisfactory in view of its objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for the Fund’s sole share class to the fee levels and expenses of a fund peer group selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the level of total expense for the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category. Peer group data showed that the Fund’s stated advisory fee and total expense level were each lower than the median level for the peer group.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses,
Annual Report  |  33

Other Information, Continued
Thornburg Long/Short Equity Fund  |  September 30, 2019 (Unaudited)
the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
34   |  Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Annual Report  |  35

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3931

Annual Report
September 30, 2019
Commencement Date: March 1, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Summit Fund
Annual Report  |  September 30, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	TSUMX	885-216-580
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Portfolios investing in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Annual Report  |  3

Letter to Shareholders
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
October 22, 2019
Dear Fellow Shareholder,
The Thornburg Summit Fund was launched on March 1, 2019. For the Fund’s seven months of existence during the fiscal year ended September 30, 2019, the Thornburg Summit Fund returned 5.45% (Class I shares) versus its blended benchmark index return of 5.03% (60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Bond Index).
The goal of the portfolio is to grow real wealth over time. Real wealth is defined as a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions, the Fund’s investments are expected to emphasize long positions in equity and fixed income securities, though the Fund may also invest a significant amount of its assets in short positions in equity and fixed income securities, commodities-related investments, derivative instruments, currencies and in cash or cash equivalents.
Given the stated goal and mix of assets available, we generally seek to provide solid downside protection during times of market volatility, while broadly keeping up with the Fund’s stated benchmark index during up markets. Over the past seven months of live performance, we were pleased with our ability to deliver upon our goals.
Broadly, our long investments in equities were positive contributors during the fiscal year. In particular, stock selection within the industrials and consumer discretionary sectors aided returns. Our allocation to fixed income proved to be a headwind to relative returns as we were underweight long-maturity Treasuries, which performed well as rates rallied. Lastly, the portfolio’s cash position was a drag on relative returns in an upmarket.
Going forward, it should be expected that we will be opportunistic around our portfolio positioning decisions when valuations present compelling compensation for assumed risk. Perhaps more importantly, the inverse is also true; we will remain defensive when we feel that compensation does not reward us for adding risk to the portfolio.
Thank you for investing alongside us in the Thornburg Summit Fund.

Jeff Klingelhofer, cfa Portfolio Manager Managing Director	Ben Kirby, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Annual Report

Glossary
The MSCI All Country (AC) World Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annual Report  |  5

Fund Summary
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. While the Fund seeks to achieve its goal over a variety of different market environments by selecting investments from a range of asset classes, the value of an investment in the Fund will fluctuate and the Fund may not achieve its goal in every environment or in all environments. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents. There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
With respect to its equity investments, the Fund may invest in any stock or equity security, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, partnership interests, publicly traded real estate investment trusts, and shares in exchange traded funds. The Fund may invest in companies of any size. The Fund’s portfolio may include investments in United States issuers and the securities of issuers domiciled outside the United States, including developing countries. The relative proportions of the Fund’s U.S. and foreign investments will vary over time depending upon Thornburg’s view of specific investment opportunities and macroeconomic factors.
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	21.2%
Consumer Discretionary	13.8%
Financials	13.6%
Health Care	10.5%
Consumer Staples	9.8%
Communication Services	9.2%
Energy	8.3%
Industrials	7.3%
Materials	3.7%
Utilities	2.6%

COUNTRY EXPOSURE * (percent of Fund)
United States	71.0%
United Kingdom	4.5%
Japan	2.0%
China	1.8%
Taiwan	1.4%
India	1.2%
Chile	1.0%
Switzerland	1.0%
France	0.9%
Netherlands	0.9%
Australia	0.7%
Brazil	0.7%
Ireland	0.6%
Germany	0.6%
Hong Kong	0.5%
South Africa	0.5%
Indonesia	0.3%
Argentina	0.3%
Mexico	0.1%
Canada	0.1%
Other Assets Less Liabilities	9.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

TOP TEN LONG HOLDINGS
Gilead Sciences, Inc.	1.8%
Visa, Inc. Class A	1.8%
Unilever N.V.	1.5%
Capital One Financial Corp.	1.3%
JPMorgan Chase & Co.	1.3%
Comcast Corp. Class A	1.3%
Microsoft Corp.	1.2%
Alphabet, Inc. Class A	1.2%
Lockheed Martin Corp.	1.2%
Keyence Corp.	1.2%

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
6   |  Annual Report

Schedule of Investments
Thornburg Summit Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 44.9%
	Banks — 2.6%
	Banks — 2.6%
	Bank Rakyat Indonesia Persero Tbk PT	428,100	$ 124,253
	HDFC Bank Ltd. ADR	3,080	175,714
[a]	JPMorgan Chase & Co.	3,951	464,993
	Royal Bank of Scotland Group plc	61,095	155,948
			920,908
	Capital Goods — 1.2%
	Aerospace & Defense — 1.2%
	Lockheed Martin Corp.	1,120	436,867
			436,867
	Commercial & Professional Services — 1.4%
	Commercial Services & Supplies — 0.9%
	Brink’s Co.	3,622	300,445
	Professional Services — 0.5%
	SGS S.A.	74	183,434
			483,879
	Consumer Durables & Apparel — 1.3%
	Household Durables — 0.4%
	Sony Corp.	2,779	163,129
	Textiles, Apparel & Luxury Goods — 0.9%
	LVMH Moet Hennessy Louis Vuitton SE	785	311,999
			475,128
	Consumer Services — 1.5%
	Hotels, Restaurants & Leisure — 1.5%
[a]	Starbucks Corp.	1,983	175,337
	Wynn Resorts Ltd.	3,200	347,904
			523,241
	Diversified Financials — 2.4%
	Capital Markets — 1.1%
[a]	CME Group, Inc.	1,738	367,309
	Consumer Finance — 1.3%
[a]	Capital One Financial Corp.	5,154	468,911
			836,220
	Energy — 3.3%
	Oil, Gas & Consumable Fuels — 3.3%
	Devon Energy Corp.	4,356	104,805
[a]	Enterprise Products Partners L.P.	9,672	276,426
[a]	Petroleo Brasileiro S.A. Sponsored ADR	15,979	231,216
	Reliance Industries Ltd.	13,816	259,949
	Royal Dutch Shell plc	10,358	303,619
			1,176,015
	Food & Staples Retailing — 1.7%
	Food & Staples Retailing — 1.7%
[b]	US Foods Holding Corp.	7,055	289,960
[a]	Walgreens Boots Alliance, Inc.	5,902	326,440
			616,400
	Food, Beverage & Tobacco — 0.7%
	Beverages — 0.7%
	Treasury Wine Estates Ltd.	21,176	265,416
			265,416
	Healthcare Equipment & Services — 0.7%
Annual Report  |  7

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Health Care Equipment & Supplies — 0.7%
[b]	Boston Scientific Corp.	6,135	$ 249,633
			249,633
	Household & Personal Products — 1.5%
	Personal Products — 1.5%
	Unilever N.V.	8,580	515,750
			515,750
	Insurance — 0.5%
	Insurance — 0.5%
	AIA Group Ltd.	18,400	173,842
			173,842
	Materials — 1.5%
	Chemicals — 1.0%
	LyondellBasell Industries N.V. Class A	1,576	141,005
	Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	7,300	202,867
	Containers & Packaging — 0.5%
[b]	Crown Holdings, Inc.	2,700	178,362
			522,234
	Media & Entertainment — 4.8%
	Entertainment — 2.3%
[b]	Netflix, Inc.	1,242	332,384
	Nintendo Co. Ltd.	919	340,147
[b]	Sea Ltd. ADR	4,570	141,441
	Interactive Media & Services — 1.2%
[a,b]	Alphabet, Inc. Class A	361	440,832
	Media — 1.3%
[a]	Comcast Corp. Class A	10,002	450,890
			1,705,694
	Pharmaceuticals, Biotechnology & Life Sciences — 4.1%
	Biotechnology — 1.8%
[a]	Gilead Sciences, Inc.	10,198	646,349
	Pharmaceuticals — 2.3%
	AstraZeneca plc	3,139	280,242
	Novartis AG	1,826	158,331
[a]	Pfizer, Inc.	10,071	361,851
			1,446,773
	Retailing — 4.3%
	Internet & Direct Marketing Retail — 3.6%
[a,b]	Alibaba Group Holding Ltd. Sponsored ADR	2,131	356,367
[a,b]	Amazon.com, Inc.	203	352,390
	Expedia Group, Inc.	1,471	197,717
[b]	MercadoLibre, Inc.	185	101,977
	Naspers Ltd. Class N	1,108	167,905
[b]	Prosus N.V.	1,108	81,336
	Specialty Retail — 0.7%
	Home Depot, Inc.	1,082	251,046
			1,508,738
	Semiconductors & Semiconductor Equipment — 2.4%
	Semiconductors & Semiconductor Equipment — 2.4%
	KLA Corp.	1,331	212,228
[b]	Micron Technology, Inc.	6,918	296,436
[a]	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	7,727	359,151
			867,815
	Software & Services — 4.9%
	Information Technology Services — 2.8%
8   |  Annual Report

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Accenture plc Class A	1,083	$ 208,315
	Fidelity National Information Services, Inc.	1,038	137,805
[a]	Visa, Inc. Class A	3,692	635,061
	Software — 2.1%
[a]	Microsoft Corp.	3,181	442,255
	SAP SE	1,739	204,478
[a,b]	ServiceNow, Inc.	414	105,094
			1,733,008
	Technology Hardware & Equipment — 1.2%
	Electronic Equipment, Instruments & Components — 1.2%
	Keyence Corp.	673	416,404
			416,404
	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
	China Mobile Ltd.	39,000	322,690
			322,690
	Transportation — 1.0%
	Airlines — 1.0%
	easyJet plc	24,725	349,607
			349,607
	Utilities — 1.0%
	Electric Utilities — 1.0%
	NextEra Energy, Inc.	1,591	370,687
			370,687
	Total Common Stock (Cost $15,247,761)		15,916,949
	Asset Backed Securities — 8.1%
	Asset-Backed - Finance & Insurance — 2.8%
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14%, 7/16/2040	$ 100,000	100,130
[c]	Freed ABS Trust, Series 2019-1 Class-A, 3.42%, 6/18/2026	70,692	71,041
[c]	Meltel Land Funding, LLC, Series 2019-1A Class A, 3.768%, 4/15/2049	100,000	102,503
[c]	NRZ Advance Receivables Trust, Series 2019-T1 Class AT1, 2.59%, 7/15/2052	175,000	175,804
[c,d]	SBA Tower Trust, Series 2014-2A Class C, 3.869%, 10/15/2049	30,000	31,236
[c]	SCF Equipment Leasing, Series 2019-1A Class A1, 3.04%, 3/20/2023	133,341	133,853
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20%, 1/20/2036	74,097	76,134
[c,e]	Towd Point Mortgage Trust, Series 2018-5 Class A1, 3.25%, 7/25/2058	131,680	134,695
[c]	Upstart Securitization Trust, Series 2019-1 Class B, 4.19%, 4/20/2026	150,000	151,565
			976,961
	Auto Receivables — 1.1%
[f]	CarMax Auto Owner Trust, Series 2017-4 Class A2B, 2.158% (LIBOR 1 Month + 0.13%), 4/15/2021	349	349
[c]	CarNow Auto Receivables Trust, Series 2017-1A Class B, 4.35%, 9/15/2022	100,000	100,858
[c]	Chesapeake Funding II, LLC, Series 2016-2A Class A1, 1.88%, 6/15/2028	37,177	37,150
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71%, 5/15/2023	56,636	56,659
[c]	Flagship Credit Auto Trust, Series 2018-3 Class A, 3.07%, 2/15/2023	56,362	56,712
	Toyota Auto Receivables,
	Series 2016-C Class A3, 1.14%, 8/17/2020	1,652	1,652
	Series 2016-D Class A3, 1.23%, 10/15/2020	5,216	5,211
[c]	U.S. Auto Funding, LLC, Series 2019-1A Class A, 3.61%, 4/15/2022	147,809	148,521
			407,112
	Other Asset Backed — 3.5%
[c]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48%, 7/15/2022	90,670	91,071
[c]	AXIS Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89%, 7/20/2022	149,793	151,138
[c]	Consumer Loan Underlying Bond Credit Trust, Series 2019-A Class A, 3.52%, 4/15/2026	62,473	62,846
[c]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70%, 1/21/2031	57,578	58,670
[c,g]	ECAF I Ltd., Series 2015-1A Class A2, 4.947%, 6/15/2040	227,833	227,869
[c]	Foundation Finance Trust, Series 2019-1A Class A, 3.86%, 11/15/2034	167,332	171,269
Annual Report  |  9

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
[c]	Marlette Funding Trust, Series 2019-3A Class A, 2.69%, 9/17/2029	$ 266,670	$ 267,132
[c]	Ocwen Master Advance Receivables Trust, Series 2019-T1 Class AT1, 2.514%, 8/15/2050	200,000	200,495
			1,230,490
	Student Loan — 0.7%
[c,f]	Navient Private Education Refinance Loan Trust, Series 2019-D Class A2B, 3.078% (LIBOR 1 Month + 1.05%), 12/15/2059	100,000	99,999
[c]	SMB Private Education Loan Trust, Series 2015-C Class A2A, 2.75%, 7/15/2027	96,995	98,306
[c]	SoFi Professional Loan Program, LLC, Series 2015-B Class A2, 2.51%, 9/27/2032	45,117	45,521
			243,826
	Total Asset Backed Securities (Cost $2,838,492)		2,858,389
	Corporate Bonds — 10.6%
	Automobiles & Components — 0.5%
	Automobiles — 0.5%
[f]	American Honda Finance Corp. 2.638% (LIBOR 3 Month + 0.47%), 11/16/2022	175,000	175,173
			175,173
	Commercial & Professional Services — 0.9%
	Commercial Services & Supplies — 0.6%
[c]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	120,000	120,336
[c]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	100,000	103,750
	Leisure Products — 0.3%
	Mattel, Inc., 2.35%, 8/15/2021	100,000	97,250
			321,336
	Diversified Financials — 2.6%
	Capital Markets — 0.6%
	Ares Capital Corp., 4.20%, 6/10/2024	70,000	71,750
[c]	Ares Finance Co., LLC, 4.00%, 10/8/2024	140,000	137,842
	Consumer Finance — 0.1%
[c]	FirstCash, Inc., 5.375%, 6/1/2024	50,000	51,500
	Diversified Financial Services — 1.9%
	Bank of America Corp. MTN, 4.20%, 8/26/2024	40,000	42,904
[f,g]	Barclays plc 4.291% (LIBOR 3 Month + 2.11%), 8/10/2021	200,000	204,009
[f]	Goldman Sachs Group, Inc., 3.377% (LIBOR 3 Month + 1.11%), 4/26/2022	130,000	131,116
[f]	JPMorgan Chase & Co., 3.618% (LIBOR 3 Month + 1.48%), 3/1/2021	140,000	142,122
[f]	Morgan Stanley, 2.738% (SOFR+ 0.83%), 6/10/2022	150,000	150,432
			931,675
	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
[c]	Citgo Holding, Inc., 9.25%, 8/1/2024	150,000	159,375
			159,375
	Food, Beverage & Tobacco — 0.4%
	Tobacco — 0.4%
[c]	Vector Group Ltd., 10.50%, 11/1/2026	125,000	127,500
			127,500
	Insurance — 1.9%
	Insurance — 1.9%
[c]	Jackson National Life Global Funding, 3.25%, 1/30/2024	225,000	233,974
[c,f]	Metropolitan Life Global Funding, 2.39% (SOFR + 0.57%), 9/7/2020	150,000	150,403
[c]	Reliance Standard Life Global Funding II, 2.625%, 7/22/2022	300,000	302,506
			686,883
	Materials — 0.3%
	Paper & Forest Products — 0.3%
[c]	Neenah, Inc., 5.25%, 5/15/2021	100,000	100,000
			100,000
	Pharmaceuticals, Biotechnology & Life Sciences — 0.3%
10   |  Annual Report

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Pharmaceuticals — 0.3%
[f,g]	AstraZeneca plc, 2.789% (LIBOR 3 Month + 0.67%), 8/17/2023	$ 100,000	$ 99,505
			99,505
	Real Estate — 1.3%
	Equity Real Estate Investment Trusts — 1.3%
	American Tower Corp., 3.375%, 5/15/2024	50,000	51,969
	CoreCivic, Inc. 4.75%, 10/15/2027	80,000	70,300
	GEO Group, Inc., 6.00%, 4/15/2026	250,000	201,750
	Hudson Pacific Properties L.P., 4.65%, 4/1/2029	100,000	110,221
	Service Properties Trust, 4.95%, 2/15/2027	40,000	40,527
			474,767
	Software & Services — 0.2%
	Software — 0.2%
[c]	Fair Isaac Corp. 5.25%, 5/15/2026	50,000	53,375
			53,375
	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.1%
[c]	GTT Communications, Inc. 7.875%, 12/31/2024	60,000	33,600
	Wireless Telecommunication Services — 1.0%
	Sprint Communications, Inc., 9.25%, 4/15/2022	310,000	359,213
			392,813
	Transportation — 0.7%
	Airlines — 0.7%
[c]	American Airlines Pass Through Trust, Series 2013-2 Class B, 5.60%, 1/15/2022	78,367	79,692
[c,g]	Guanay Finance Ltd., 6.00%, 12/15/2020	162,859	164,487
			244,179
	Total Corporate Bonds (Cost $3,721,903)		3,766,581
	Convertible Bonds — 0.3%
	Food, Beverage & Tobacco — 0.3%
	Tobacco — 0.3%
[e]	Vector Group Ltd., 1.75%, 4/15/2020	80,000	83,150
			83,150
	Total Convertible Bonds (Cost $80,506)		83,150
	Other Government — 0.1%
	Mexican Bonos, 8.00%, 12/7/2023	750,000	39,790
	Total Other Government (Cost $38,748)		39,790
	U.S. Treasury Securities — 17.9%
	United States Treasury Notes Inflationary Index,
	0.50%, 1/15/2028	1,164,912	1,191,009
	0.875%, 1/15/2029	2,692,559	2,856,637
	3.625%, 4/15/2028	421,937	540,936
	United States Treasury Notes,
	1.375%, 8/31/2020	125,000	124,463
	1.625%, 8/15/2029	325,000	323,603
	1.875%, 12/31/2019	1,000,000	999,805
	2.75%, 2/15/2028	300,000	325,717
	Total U.S. Treasury Securities (Cost $6,188,712)		6,362,170
	Mortgage Backed — 8.4%
[c,e]	Angel Oak Mortgage Trust I, LLC, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 3.628%, 3/25/2049	150,214	152,873
[c,e]	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.962%, 10/25/2048	191,069	190,105
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50%, 3/25/2058	273,421	275,494
	Federal Home Loan Mtg Corp., 3.50%, 9/1/2032	334,677	351,886
Annual Report  |  11

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2019
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50%, 7/25/2058	$ 111,903	$ 117,154
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00%, 5/25/2047	317,174	320,420
	Federal National Mtg Assoc.,
	Pool AL9445, 3.00%, 7/1/2031	374,602	386,572
	Pool CA3904, 3.00%, 7/1/2034	344,237	356,098
[c,e]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81%, 6/25/2049	191,326	192,167
[c,e]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.454%, 1/25/2059	147,349	149,428
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[c,e]	Series 2017-6 Class A5, 3.50%, 12/25/2048	66,322	67,428
[c,e]	Series 2018-6 Class 1A4, 3.50%, 12/25/2048	19,399	19,558
[c,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75%, 4/25/2058	184,688	191,985
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[c,e]	Series 2017-4 Class A1, 3.60%, 4/25/2049	104,763	106,769
[c,e]	Series 2017-4A Class A1, 4.00%, 5/25/2057	107,495	112,887
	Total Mortgage Backed (Cost $2,957,167)		2,990,824
	Exchange-Traded Funds — 3.6%
[a]	Invesco DB Agriculture Fund	22,307	353,789
[a]	Invesco DB Base Metals Fund	29,684	438,433
[a,b]	SPDR Gold Shares Fund	3,519	488,683
	Total Exchange-Traded Funds (Cost $1,265,942)		1,280,905
	Investment Company — 1.1%
[b]	United States Oil Fund L.P.	35,290	400,189
	Total Investment Company (Cost $388,034)		400,189
	Total Long-Term Investments — 95.0% (Cost $32,727,265)		33,698,947
	Short-Term Investments — 9.0%
[h]	Thornburg Capital Management Fund	320,447	3,204,470
	Total Short-Term Investments (Cost $3,204,470)		3,204,470
	Total Investments — 104.0% (Cost $35,931,735)		$36,903,417
	Liabilities Net of Other Assets — (4.0)%		(1,414,000)
	Common Stock Sold Short — (4.8)%
	Commercial & Professional Services — (0.6)%
	Professional Services — (0.6)%
[b]	FTI Consulting, Inc.	(2,189)	(232,012)
			(232,012)
	Consumer Durables & Apparel — (0.4)%
	Leisure Products — (0.4)%
[b]	YETI Holdings, Inc.	(4,542)	(127,176)
			(127,176)
	Consumer Services — (0.6)%
	Hotels, Restaurants & Leisure — (0.6)%
	Brinker International, Inc.	(5,067)	(216,209)
			(216,209)
	Media & Entertainment — (1.5)%
	Entertainment — (0.3)%
[b]	Tencent Music Entertainment Group ADR	(9,891)	(126,308)
	Media — (1.2)%
[b]	Discovery, Inc., Class A	(8,181)	(217,860)
	New York Times Co., Class A	(7,319)	(208,445)
			(552,613)
12   |  Annual Report

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2019
	SHARES/ PRINCIPAL AMOUNT	VALUE
Pharmaceuticals, Biotechnology & Life Sciences — (0.6)%
Pharmaceuticals — (0.6)%
Shionogi & Co. Ltd.	(3,800)	$ (210,832)
		(210,832)
Retailing — (0.6)%
Specialty Retail — (0.6)%
Rent-A-Center, Inc.	(7,887)	(203,406)
		(203,406)
Telecommunication Services — (0.5)%
Diversified Telecommunication Services — (0.5)%
Cogent Communications Holdings, Inc.	(3,179)	(175,163)
		(175,163)
Total Common Stock Sold Short (Proceeds $1,788,162)		(1,717,411)
Net Assets — 100.0%		$35,489,417

Footnote Legend
a	All or a portion of the security is pledged as collateral for securities sold short. At September 30, 2019, the value of securities pledged was $2,069,608.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate value of these securities in the Fund’s portfolio was $6,128,211, representing 17.27% of the Fund’s net assets.
d	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2019.
e	Variable rate coupon, rate shown as of September 30, 2019.
f	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2019.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
SBA	Small Business Administration
SOFR	Secured Overnight Financing Rate
See notes to financial statements.
Annual Report  |  13

Statement of Assets and Liabilities
Thornburg Summit Fund  |  September 30, 2019
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $32,727,265)	$ 33,698,947
Non-controlled affiliated issuer (cost $3,204,470)	3,204,470
Cash denominated in foreign currency (cost $48)	48
Receivable for investments sold	357,823
Dividends receivable	14,868
Dividend and interest reclaim receivable	5,668
Interest receivable	88,533
Prepaid expenses and other assets	24,640
Total Assets	37,394,997
Liabilities
Securities sold short (proceeds $1,788,162)	1,717,411
Payable for investments purchased	100,242
Payable to investment advisor and other affiliates (Note 4)	3,637
Payable for short sale financing	1,891
Deferred taxes payable (Note 2)	133
Accounts payable and accrued expenses	78,537
Dividends payable for short sales	3,729
Total Liabilities	1,905,580
Net Assets	$ 35,489,417
NET ASSETS CONSIST OF
Distributable earnings	$ 1,242,340
Net capital paid in on shares of beneficial interest	34,247,077
$ 35,489,417
NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($35,489,417 applicable to 3,390,377 shares of beneficial interest outstanding - Note 5)	$ 10.47
See notes to financial statements.
14   |  Annual Report

Statement of Operations
Thornburg Summit Fund  |  Period Ended September 30, 2019*
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $16,683)	$ 297,410
Non-controlled affiliated issuer	56,941
Interest income (net of premium amortized of $24,352)	272,407
Total Income	626,758
EXPENSES
Investment advisory fees (Note 4)	134,204
Administration fees (Note 4)
Class I Shares	15,725
Transfer agent fees
Class I Shares	1,262
Registration and filing fees
Class I Shares	3,632
Dividend expense on securities sold short	16,748
Short sale financing fees	114,193
Custodian fees	26,980
Professional fees	58,298
Trustee and officer fees (Note 4)	643
Other expenses	65,215
Total Expenses	436,900
Less:
Expenses reimbursed by investment advisor (Note 4)	(128,811)
Net Expenses	308,089
Net Investment Income	$ 318,669
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments
Long positions	285,269
Short positions	(156,174)
Foreign currency transactions	4,234
133,329
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments
Long positions (net of change in deferred taxes payable of $133)	971,549
Short positions	70,751
Foreign currency translations	(135)
1,042,165
Net Realized and Unrealized Gain	1,175,494
Net Increase in Net Assets Resulting from Operations	$ 1,494,163

*	The Fund commenced operations on March 01, 2019.
See notes to financial statements.
Annual Report  |  15

Statement of Changes in Net Assets
Thornburg Summit Fund
Period Ended September 30, 2019*
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 318,669
Net realized gain (loss) on investments and foreign currency transactions	133,329
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	1,042,165
Net Increase in Net Assets Resulting from Operations	1,494,163
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(251,823)
FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	34,247,077
Net Increase in Net Assets	35,489,417
NET ASSETS
Beginning of Period	0
End of Period	$ 35,489,417

*	For the period from commencement of operations on March 01, 2019 through September 30, 2019.
See notes to financial statements.
16  |  Annual Report

Notes to Financial Statements
Thornburg Summit Fund  |  September 30, 2019
NOTE 1 – ORGANIZATION
Thornburg Summit Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment goal is to seek to grow real wealth over time.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including administration fees, transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations. For securities sold short, the Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. These amounts, if applicable, are included in Dividend expense on securities sold short on the Statement of Operations. Interest income, if applicable, is comprised of credits which exceeded prime brokerage fees.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Short Sales: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in Short sale financing fees on the Statement of Operations. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Fund during the fiscal year were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio
Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  September 30, 2019
investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2019 are detailed in the Schedule of Investments.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 34,176,505
Gross unrealized appreciation on a tax basis	1,583,421
Gross unrealized depreciation on a tax basis	(573,920)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 1,009,501
Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales and outstanding tax basis adjustments for publicly traded partnerships (“PTP”).
At September 30, 2019, the Fund had $273,087 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously
18   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  September 30, 2019
withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
The tax character of distributions paid during the year ended September 30, 2019 was as follows:
2019
Distributions from:
Ordinary income	$ 251,823
Total	$ 251,823
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances
Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  September 30, 2019
from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
20  |  Annual Report

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  September 30, 2019
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2019:
	Fair Value Measurements at September 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 15,916,949	$ 15,916,949	$ —	$ —
Asset Backed Securities	2,858,389	—	2,858,389	—
Corporate Bonds	3,766,581	—	3,766,581	—
Convertible Bonds	83,150	—	83,150	—
Other Government	39,790	—	39,790	—
U.S. Treasury Securities	6,362,170	6,362,170	—	—
Mortgage Backed	2,990,824	—	2,990,824	—
Exchange-Traded Funds	1,280,905	1,280,905	—	—
Investment Company	400,189	400,189	—	—
Short-Term Investments	3,204,470	3,204,470	—	—
Total Investments in Securities	$ 36,903,417	$ 27,164,683	$ 9,738,734	$ —
Total Assets	$ 36,903,417	$ 27,164,683	$ 9,738,734	$ —
Liabilities
Investment in Securities Sold Short
Common Stock	$ (1,717,411)	$ (1,717,411)	$ —	$ —
Total Liabilities	$ (1,717,411)	$ (1,717,411)	$ —	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.700
Next $500 million	0.650
Next $500 million	0.625
Over $2 billion	0.600
The Fund’s effective management fee for the period ended September 30, 2019 was 0.75% of the Fund’s average daily net assets. Total management fees incurred by the Fund for the period ended September 30, 2019 are set forth in the Statement of Operations.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  September 30, 2019
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the period ended September 30, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses do not exceed levels as specified in each Fund’s most recent prospectus (Class I shares, 0.99%, not including the effects of expenses relating to the Fund’s short sales and interest expenses, and not including taxes, acquired fund fees and expenses, and certain extraordinary expenses to the extent incurred by the Fund). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before March 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year ended September 30, 2019 if, during that year, expenses fall below the contractual that was in place at the time those fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
For the period ended September 30, 2019, the Advisor contractually reimbursed certain class specific expenses of $128,811 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 99.64%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the period ended September 30, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/19	Dividend Income
Thornburg Capital Management Fund	$-	$32,735,356	$(29,530,886)	$-	$-	$3,204,470	$56,941
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At September 30, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	PERIOD ENDED September 30, 2019*
	SHARES	AMOUNT
Class I Shares
Shares sold	3,370,232	$ 34,036,328
Shares issued to shareholders in reinvestment of dividends	20,145	210,749
Net increase	3,390,377	$ 34,247,077

*	The Fund commenced operations on March 01, 2019.
22   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  September 30, 2019
NOTE 6 – INVESTMENT TRANSACTIONS
For the period ended September 30, 2019, the Fund had purchase and sale transactions of long investments of $46,346,828 and $13,804,353, respectively, and cover and sale transactions of securities sold short of $1,167,846 and $2,799,835, respectively (excluding short term investments).
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the period ended September 30, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
NOTE 8 – RECENT ACCOUNTING PRONOUNCEMENTS
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The Funds have elected to early adopt, and had applied ASU 2018-13 for the fiscal year ended September 30, 2019. The adoption of this accounting guidance did not have a material impact on the Funds’ financial statements.
In March 2017, the FASB issued Accounting Standards Update (ASU) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no material effect on the Funds’ net assets or results of operations.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, credit risk, high yield risk, interest rate risk, prepayment and extension risk, liquidity risk, inflation risk, structured products risk, commodities-related investment risk, real estate risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between September 30, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Annual Report  |  23

Financial Highlights
Thornburg Summit Fund
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2019 (d)	$ 10.00	0.11	0.43	0.54	(0.07)	—	(0.07)	$ 10.47

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratio would have been 0.99%.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratio would have been 1.71%.
(c)	Not annualized for periods less than one year.
(d)	Fund commenced operations on March 1, 2019.
(e)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Annual Report

Financial Highlights, Continued
Thornburg Summit Fund
Ratios to Average Net Assets			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Period (Thousands)

1.78 (e)	1.72 (e)	2.44 (e)	5.45	53.38	$ 35,489
Annual Report  |  25

Report of Independent Registered Public Accounting Firm
Thornburg Summit Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of
Thornburg Summit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Summit Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 1, 2019 (commencement of operations) through September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period March 1, 2019 (commencement of operations) through September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 22, 2019
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
26   |  Annual Report

Expense Example
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2019, and held until September 30, 2019.
	BEGINNING ACCOUNT VALUE 4/1/19	ENDING ACCOUNT VALUE 9/30/19	EXPENSES PAID DURING PERIOD† 4/1/19—9/30/19
CLASS I SHARES
Actual	$1,000.00	$1,034.84	$9.03
Hypothetical*	$1,000.00	$1,016.19	$8.95

†	Expenses are equal to the annualized expense ratio for each class (I: 1.77%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  27

Trustees and Officers
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 73 Trustee since 1984, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 64 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(4)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(5)
David A. Ater, 74 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None
Sally Corning, 58 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 70 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 56 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 55 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, LLC, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 65 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen, Murray & April, Santa Fe, NM (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 60 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None
28   |  Annual Report

Trustees and Officers, Continued
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)
David Ashley, 49 Vice President since 2019	Portfolio Manager and Managing Director since 2019 and Associate Portfolio Manager from 2011-2019 of Thornburg Investment Management, Inc.	Not applicable
Nimish Bhatt, 56 Chief Financial Officer since 2019; Treasurer 2016-2019; Secretary (2018-2019)(7)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016 and Secretary of Thornburg Securities Corporation since 2018; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 45 President since 2016(7)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable
Connor Browne, 40 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Randy Dry, 45 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
Greg Dunn, 43 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lon Erickson, 44 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Thomas Garcia, 48 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable
Christian Hoffmann, 37 Vice President since 2018	Portfolio Manager and Managing Director since 2018, and Associate Portfolio Manager from 2014-2018, of Thornburg Investment Management, Inc.	Not applicable
Curtis Holloway, 52 Treasurer since 2019(7)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 39 Vice President since 2014	Head of Investments since 2019, Portfolio Manager and Managing Director since 2013.	Not applicable
Jeff Klingelhofer, 38 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 48 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable
Rob MacDonald, 43 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable
Michael Mastroianni, 42 Secretary and Vice President since 2019(7)	Director of Fund Operations since 2019 of Thornburg Investment Management, Inc.; Executive Director, Global Head of Client Services - Global Liquidity (2018-2019), Executive Director, North American Head of Transfer Agency Relationship Management (2011-2019), Executive Director, North American Head of Transfer Agency Service Delivery (2011-2018) of J.P. Morgan Asset Management.	Not applicable
Leigh Moiola, 52 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Christopher Ryon, 63 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Annual Report  |  29

Trustees and Officers, Continued
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Sean Koung Sun, 38 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 52 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable
Nicholos Venditti, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable
Vinson Walden, 49 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Lei Wang, 48 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable
Charles Wilson, 44 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable
Di Zhou, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(5)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(6)	Assistant vice presidents and assistant secretaries are not shown.
(7)	The Trust’s president, chief financial officer, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
30   |  Annual Report

Other Information
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the year ended September 30, 2019, dividends paid by Thornburg Summit Fund of $251,823 are being reported as taxable ordinary investment income dividends for federal income tax purposes.
For the tax year ended September 30, 2019, the Fund is reporting 55.40% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
The Fund is reporting 11.40% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2019 as qualified for the corporate dividends received deduction.
The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2019. Complete information will be reported in conjunction with your 2019 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Summit Fund (the “Fund”) pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 17, 2019.
Planning for their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2019 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2019 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in an independent session in September 2019 with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Fund and the Fund’s fee and expense levels, investment performance, and other information presented for the Fund, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September for that purpose, and the independent Trustees thereafter met again in an independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.
Annual Report  |  31

Other Information, Continued
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement with the Advisor. In determining to renew the advisory agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations and compliance staffs. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent and quality of services provided by the Advisor under the advisory agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included: (1) reports from portfolio managers and other personnel since the Fund’s inception demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Fund’s portfolio and management of Fund liquidity requirements; (3) the Fund’s achievement of its investment objectives over different periods of time since the Fund’s inception; (4) presentations by and interactions with members of the Advisor’s fund administration, operations and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including in particular reports from and interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and also including the Advisor’s own financial management and sufficiency of its resources; and (7) the measures employed to achieve efficient trade execution for the Fund, including the evaluation and selection of firms to execute transactions for the Fund. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the written and oral reports they had received in each regular meeting since the Fund’s inception from the Advisor’s portfolio management personnel. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions; (3) the Fund’s investment performance for the three-month and since inception periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (4) analyses of specified performance and risk metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (5) the Fund’s cash flows; (6) comparative performance data for a fund peer group selected by an independent mutual fund analyst firm engaged by the independent Trustees, and the analysis and observations of the analyst firm respecting those data; and (7) comparison of the Fund’s annualized return to the Fund’s benchmark index since the Fund’s inception;. The Trustees generally attach additional significance to investment performance from the perspective of longer-term shareholders, and noted the more limited information available for the Fund because it has only been operating since March 2019.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for the Fund’s sole share class to the fee levels and expenses of a fund peer group selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees considered that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of
32   |  Annual Report

Other Information, Continued
Thornburg Summit Fund  |  September 30, 2019 (Unaudited)
total expense for the Fund was lower than the median and average levels charged to funds in the applicable Morningstar category. Peer group data showed that the Fund’s stated advisory fee was lower than the median level for the peer group, and that the Fund’s total expense level was equal to the median level for the peer group after waivers of fees and reimbursement of expenses.
The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor or by other investment advisors to different types of clients did not appear exceptional and had limited relevance to the evaluation of the fee rate charged to mutual funds as to which the Advisor or such other advisors are the primary advisor and sponsor.
Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not currently profitable to the Advisor.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses of the Fund, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its electronic and information technology systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of the Fund’s objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.
Annual Report  |  33

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
34  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $41.9 billion (as of September 30, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4398

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of the Trust have determined that three members of the Trust’s audit committee, David A. Ater, Sally Corning, and Patrick J. Talamantes, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater, Ms. Corning and Mr. Talamantes are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to the Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2018	Year Ended September 30, 2019
Thornburg Investment Trust	$736,325	$796,908

Audit-Related Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2018	Year Ended September 30, 2019
Thornburg Investment Trust	$5,000	$0

Tax Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2018	Year Ended September 30, 2019
Thornburg Investment Trust	$515,500	$588,458

All Other Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2018	Year Ended September 30, 2019
Thornburg Investment Trust	$9,345	$11,325

The figure shown under All Other Fees for the year ended September 30, 2018 includes amounts from out of pocket expenses during the 2017 annual audit. The figure shown under All Other Fees for the year ended September 30, 2019 includes amounts from out of pocket expenses during the 2018 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2019, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that the Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in the Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Low Duration Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund, Long/Short Equity Fund and Summit Fund.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 27, 2019

By:	/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

Date:	November 27, 2019

THORNBURG INVESTMENT TRUST

Code of Business Conduct and Ethics

September 10, 2003 (as revised to December 6, 2009)

Introduction

Honesty and integrity are hallmarks of Thornburg Investment Trust (the “Trust”). We pride ourselves on maintaining the highest standards of ethics and conduct in all of our business relationships. This Code of Business Conduct and Ethics covers a wide range of business practices and procedures and applies to the officers and Trustees of the Trust in their conduct of the business and affairs of the Trust. It does not cover every issue that may arise, but it sets out basic principles to guide the officers and Trustees of the Trust in discharging their duties for the Trust. This Code has been adopted by the Trustees of the Trust with the objectives of deterring wrongdoing and promoting (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (2) full, fair, accurate, timely and understandable disclosure in reports and documents which the Trust files with the Securities and Exchange Commission and in other public communications made by the Trust, (3) compliance with applicable governmental laws, rules and regulations, (4) prompt internal reporting of violations of this Code, and (5) accountability for adherence to this Code.

This Code is intended as a code of ethics under Section 406 of the Sarbanes-Oxley Act of 2002 and Item 2 of Form N-CSR under the Investment Company Act of 1940, and is specifically applicable to the principal executive officer, principal financial officer, and principal accounting officer (or persons performing similar functions, whether or not as officers or employees of the Trust) of the Trust (each a “Covered Officer”).

All records and reports created or maintained pursuant to this Code are intended solely for the internal use of the Trust, are confidential, and in no event constitute an admission by any person as to any fact, circumstance or legal conclusion.

Compliance with Laws, Rules and Regulations

The Trust expects its officers and Trustees to comply with all laws, rules and regulations applicable to the Trust’s operations and business. Officers and Trustees should seek guidance whenever they are in doubt as to the applicability of any law, rule or regulation regarding any contemplated course of action. The Trust and its investment adviser hold information and training sessions to promote compliance with laws, rules and regulations, including insider-trading laws. Please consult the various guidelines and policies which the Trust has prepared in accordance with specific laws and regulations. A good guideline, if in doubt on a course of action, is to always ask first, act later — if you are unsure of what to do in any situation, seek guidance before you act.

As a registered investment company, we are subject to regulation by the Securities and Exchange Commission, and compliance with federal, state and local laws. The Trust and its Trustees insist on strict compliance with the spirit and the letter of these laws and regulations.

Conflicts of Interest

Each officer and Trustee of the Trust should be scrupulous in avoiding any conflict of interest or appearance of such a conflict with regard to the Trust’s interests. A “conflict of interest” occurs when an individual’s private interest interferes with the interests of the Trust. The appearance of a conflict occurs for purposes of this Code when an individual enters into a transaction, has a relationship with or receives a benefit from a third party, or engages in any other conduct, which would cause an unrelated observer to reasonably conclude that an actual conflict exists. A conflict may arise when an officer or Trustee pursues interests that prevent the individual from performing his duties to the Trust objectively and effectively. A conflict also may arise when an officer or Trustee or member of the individual’s family receives undisclosed, improper benefits as a result of the individual’s position with the Trust. The appearance of a conflict may arise when an individual or his family member has a relationship with a person who does business with the Trust or its investment adviser. Any conflict of interest that arises in a specific situation or transaction must be disclosed by the individual and resolved before taking any action.

Matters involving a conflict of interest or appearance of a conflict are prohibited as a matter of Trust policy, except when approved by the Trustees or the Trust’s audit committee for any Covered Officer or Trustee, or except when approved by the Trust’s president for any other individual. Conflicts of interest may not always be evident, and individuals should consult with higher levels of management or the Trust’s legal counsel if they are uncertain about any situation. In no event, however, shall investment in any security made in accordance with the Trust’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a conflict of interest with the Trust.

Corporate Opportunities

Officers and Trustees shall not take for themselves personally opportunities that are discovered through the use of their position with the Trust, except with the approval of the Trustees or the Trust’s audit committee for any Covered Officer or Trustee, or except with the approval by the Trust’s president for any other individual. Officers and Trustees owe a duty to the Trust to advance its legitimate interests when the opportunity to do so arises. In no event, however, shall investment in any security made in accordance with the Trust’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a business opportunity of the Trust.

Confidentiality

Officers and Trustees shall exercise care in maintaining the confidentiality of any confidential information respecting the Trust, except where disclosure is authorized or legally mandated. Officers and Trustees should consult with the Trust’s legal counsel if they believe they have a legal obligation to disclose confidential information. Confidential information includes non-public information of the Trust that may be helpful to competitors, or otherwise harmful to the Trust or its shareholders. The obligation to preserve confidentiality of this information continues after association with the Trust ends.

Fair Dealing

Officers and Trustees should endeavor to deal fairly with the Trust’s shareholders, service providers and competitors, and shall not seek unfair advantage through improper concealment, abuse of improperly acquired confidential information, misrepresentation of material facts when the other party is known by the officer or Trustee to rely justifiably on the individual to disclose those facts truthfully, or improper and unfair dealing.

Business Gifts and Entertainment

The purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage. No gift or entertainment should ever be offered, given, provided or accepted by any officer or Trustee in connection with the Trust’s business unless it (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe, payoff or kickback and (5) does not violate any laws or regulations.

Protection and Proper Use of Trust Assets

All officers and Trustees should endeavor to protect the Trust’s assets and pursue their efficient investment in accordance with the Trust’s business purposes and declaration of trust. Any suspected incident of fraud or theft should be immediately reported for investigation.

The obligation of officers and Trustees to protect the Trust’s assets includes its proprietary information. Proprietary information includes intellectual property such as trademarks and copyrights, as well as business, marketing and service plans, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information violates this Code.

Insider Trading

All officers and Trustees should pay particular attention to potential violations of insider trading laws. Insider trading is both unethical and illegal and will be dealt with decisively if it occurs. Officers and Trustees are expected to familiarize themselves with the Policy Statement on Insider Trading, adopted by the Trust’s investment adviser. If they have questions about these guidelines, they should consult with the Trust’s president, the investment adviser’s compliance office, or the Trust’s legal counsel.

Certain Political Contributions Proscribed

Contributions or solicitations for contributions, by any officer or Trustee of the Trust who is an employee, officer or director of the Trust’s investment advisor or distributor, to any political campaign in which an independent Trustee is a candidate, are prohibited. This prohibition does not apply to (i) a contribution by an independent Trustee to a political campaign of another independent Trustee, or (ii) a solicitation by an independent Trustee for the political campaign of another independent Trustee if the solicitation is made to an individual with whom the soliciting Trustee has some relationship, or to an individual who either has a relationship with the candidate Trustee or who would be expected to have an interest in the outcome of the campaign.

Reporting Illegal or Unethical Behavior

The Trustees encourage each officer to talk to senior officers, the investment adviser’s compliance officers, or the Trustees about observed illegal or unethical behavior, or when the officer is in doubt about the best course of action in a particular situation. Officers should report actual and suspected violations of laws, rules, regulations or this Code to appropriate personnel. If an individual does not believe it appropriate or is not comfortable approaching senior officers or the investment adviser’s compliance officers about their concerns, then the individual may contact any member of the Trust’s audit committee. If the individual’s concerns require confidentiality, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings. The Trust will not permit retaliation of any kind by or on behalf of the Trust or its officers and Trustees against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

Reporting and Disclosure

As a registered investment company, it is of critical importance that the Trust’s filings with the Securities and Exchange Commission contain full, fair, accurate, timely and understandable disclosure. Each officer and Trustee should become familiar with the disclosure laws and regulations applicable to the Trust, consistent with the individual’s authority and duties. Depending on the Trust, each officer and Trustee may be called upon to provide necessary information to ensure that the Trust’s public reports are complete, fair and understandable. The Trustees expect officers and Trustees to take this responsibility very seriously and to provide prompt and accurate answers to inquiries related to the Trust’s public disclosure requirements. Officers may be asked to certify as to the accuracy of all responses and information provided for inclusion in the Trust’s public reports and filings.

Recordkeeping

The Trust requires accurate recording and reporting of information in order to make responsible business decisions. The Trustees expect each of the Trust’s officers, consistent with the officer’s individual authority and duties, to maintain the Trust’s books, records, accounts and financial statements in reasonable detail, and to appropriately reflect the Trust’s transactions in conformity with applicable legal requirements and the Trust’s system of internal controls.

Accounting and Financial Reporting Concerns

The Trust seeks to comply with all applicable financial reporting and accounting regulations applicable to the Trust. Officers who have concerns or complaints regarding questionable accounting or auditing matters or procedures involving the Trust are encouraged to submit those concerns or complaints to the Trust’s audit committee which will, subject to its duties arising under applicable law, regulations and legal proceedings, treat such submissions confidentially. These submissions may be directed to the attention of the audit committee chairman, or any Trustee who is a member of the audit committee, at the principal executive offices of the Trust or at the Trustee’s residence address.

Waivers of the Code of Business Conduct and Ethics

Any waiver of this Code for any Covered Officer or Trustee may be made only by the Trustees or the Trust’s audit committee and will be promptly disclosed as required by law or by Securities and Exchange Commission regulations. Waivers of this Code for any other individual may be made by the president only upon the individual’s making full disclosure in advance of the transaction in question. This Code may be amended or modified at any time by the Trustees.

HISTORY:	APPROVED AND ADOPTED BY TRUSTEES OF THORNBURG INVESTMENT TRUST ON SEPTEMBER 10, 2003, EFFECTIVE THE SAME DATE; AMENDED EFFECTIVE JULY 20, 2005 TO REVISE PROVISIONS RESPECTING CONFLICTS OF INTEREST; AMENDED EFFECTIVE DECEMBER 6, 2009 TO ADD A PARAGRAPH RESPECTING CAMPAIGN CONTRIBUTIONS.

THORNBURG INVESTMENT MANAGEMENT

Code of Business Conduct and Ethics

March 2019

Policy Objectives

Honesty and integrity are hallmarks of Thornburg Investment Management, Inc. (“TIM”). TIM has a fiduciary obligation to its Investment Clients and seeks the highest standards of ethics and conduct in all of its business relationships.

This Code has been adopted by TIM pursuant to paragraphs (a)(1), (2), (4) and (5) of Rule 204A-1 under the Investment Advisers Act of 1940 with the objectives of deterring wrongdoing and promoting (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (2) full, fair, accurate, timely and understandable disclosure in reports and documents which TIM files with the Securities and Exchange Commission and in other public communications made by TIM, (3) compliance with applicable governmental laws, rules and regulations, (4) prompt internal reporting of violations of this Code, and (5) accountability for adherence to this Code.

This Code, together with the separately adopted Personal Securities Transactions Policy, is intended to comprise TIM’s code of ethics described in Rule 204A-1 under the Investment Advisers Act of 1940.

All records and reports created or maintained pursuant to this Code are intended solely for the internal use of TIM, are confidential, and in no event constitute an admission by any person as to any fact, circumstance or legal conclusion.

This Code is intended to function and harmonize with the Thornburg Investment Trust Code of Business Conduct and Ethics. Where appropriate or necessary, specific sections of this Code include a coordinating provision referencing the appropriate section of the Thornburg Investment Trust Code of Business Conduct and Ethics.

See the Glossary of Terms for definitions of terms used in this Code.

Compliance with Laws, Rules and Regulations

As a registered investment adviser, TIM is subject to regulation by the Securities and Exchange Commission, and compliance with federal, state and local laws. TIM insists on strict compliance with the spirit and the letter of these laws and regulations. TIM expects its Supervised Persons to comply with all laws, rules and regulations applicable to its operation and business. Supervised Persons should seek guidance whenever they are in doubt as to the applicability of any law, rule or regulation regarding any contemplated course of action. TIM holds information and training sessions to promote compliance with laws, rules and regulations, including insider trading laws. Consult the various guidelines and policies which TIM has prepared in accordance with specific laws and regulations.

A good guideline, if in doubt on a course of action, is to always ask first, act later – if you are unsure of what to do in any situation, seek guidance before you act.

Whistleblowing/Reporting Fraudulent, Illegal or Unethical Activity

All Supervised Persons are required to report suspected fraudulent, illegal, or other unethical activity (including violations of this Code) to his or her supervisor immediately. Supervisors who are notified of any such activity must immediately report it to TIM’s Chief Compliance Officer. Anyone who does not feel comfortable reporting this activity to the relevant supervisor may instead contact TIM’s Chief Compliance Officer. No TIM employee shall take any disciplinary or retaliatory action against any individual for acting in good faith, reporting, or causing to be reported, violations of this Code or fraudulent, illegal, or unethical activity occurring at TIM, Thornburg Investment Trust or Thornburg Securities Corporation (or for assisting in an authorized investigation of such activity), whether such reporting is internal or involves any federal government agency, as described below. This prohibition against disciplinary action does not extend to disciplinary action for self-reported violations.

TIM has established an anonymous Contact Compliance form on the Thornburg intranet: https://www.gothornburg.com/compliance/contact. An employee may also send a hard copy report anonymously to the Chief Compliance Officer via inter office mail.

Notwithstanding the foregoing, nothing in this Code or any employment agreement with TIM prohibits any Supervised Person from reporting possible violations of federal law or regulation to any government agency or entity, including but not limited to the Department of Justice, the SEC at the Office of the Whistleblower, or any agency Inspector General, or making other disclosures protected under the whistleblower provisions of federal law or regulation. Supervised Persons do not need the prior authorization of TIM to make such reports or disclosures and are not required to notify TIM if he or she makes such reports or disclosures.

SEC Office of the Whistleblower Telephone: 202.551.4790

Conflicts of Interest

Each Supervised Person shall be scrupulous in avoiding any conflict of interest with regard to TIM’s interest. A conflict of interest occurs when an individual’s private interest interferes with the interests of TIM or its Investment Clients. A conflict situation can arise when a Supervised Person pursues interests that prevent the individual from performing his or her duties for TIM or an Investment Client objectively and effectively. Conflicts of interest also arise when a Supervised Person or member of the individual’s family receives undisclosed, improper benefits as a result of the individual’s positions with TIM. Any conflict of interest that arises in a specific situation or transaction, including Reportable Outside Business Activities as discussed below, must be disclosed by the individual and approved in writing by the Compliance Department before taking any action.

Matters involving a conflict of interest are prohibited as a matter of policy, except when approved by TIM’s president or Chief Compliance Officer. Conflicts of interest may not always be evident, and individuals should consult with higher levels of management or legal counsel if they are uncertain about any situation. In no event, however, shall investment in any security made in accordance with TIM’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a conflict of interest with TIM.

Comment: This section relating to conflicts of interest is substantially similar to the comparable section in the Thornburg Investment Trust Code of Business Conduct and Ethics, but Supervised Persons should recognize that (i) the Trust’s Code of Business Conduct and Ethics governs conflicts with interest of the Trust, rather than TIM and its Clients, and (ii) the procedures for reporting and resolving conflict under the Trust’s Code of Business Conduct and Ethics is different from the Procedure under this Code. If an interest of the Supervised Person appears to conflict with an interest of the Trust and TIM), the Supervised Person should make a disclosure and seek any approval under the Trust’s Code of Business Conduct and Ethics.

Obtaining Prior Approval for Outside Business Activities. Prior to engaging in any Reportable Outside Business Activity, a Supervised Person must complete and submit an “Outside Business Activity Disclosure Form” (obtained from Compliance or TIM’s intranet) to the Compliance Department and receive written approval from the Compliance Department. Failure to obtain such written approval may result in disciplinary action up to and including termination. On an annual basis, all Supervised Persons will be required to certify their Reportable Outside Business Activities.

Family Member Serving as a Director of a Public Company. Supervised Persons must disclose to Compliance any immediate family member (a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships) sharing the same household who serves as a director of a public company. Failure to disclose may result in disciplinary action up to and including termination. On an annual basis, all Supervised Persons will be required to certify the accuracy of their disclosure.

Corporate Opportunities

Supervised Persons shall not take for themselves personally opportunities that are discovered through the use of their position with TIM, except with the approval of TIM’s President or Chief Compliance Officer. Supervised Persons of TIM owe a duty to TIM to advance its legitimate interests when the opportunity to do so arises. In no event, however, shall investment in any security made in accordance with TIM’s Policy on Personal Securities Transactions (or comparable policy or code then in effect) be considered a business opportunity of TIM.

Comment: This section relating to corporate opportunities is substantially the same as the comparable section on the Thornburg Investment Trust Code of Business Conduct and Ethics, but Supervised Persons should recognize that (i) the Trust’s Code of Business Conduct and Ethics governs opportunities of the Trust, rather than TIM, and (ii) the procedures for reporting and obtaining an approval under the Trust’s Code of Business Conduct and Ethics is different from the procedure under this Code. If an opportunity appears to relate both to the business of the Trust and TIM, the Supervised Person should make disclosure and seek any approval under the Trust’s Code of Business Conduct and Ethics.

Confidentiality

Supervised Persons shall exercise care in maintaining the confidentiality of any confidential information respecting TIM or its Investment Clients, except when disclosure is authorized or legally mandated. Supervised Persons should consult with TIM’s Chief Compliance Officer or legal counsel if they believe that have a legal obligation to disclose confidential information. Confidential information includes nonpublic information of TIM that may be helpful to competitors, or otherwise harmful to TIM, or its Investment Clients. Confidential information also includes information respecting the portfolio holdings of Investment Clients (including particularly Investment Company Clients). The obligation to preserve confidentiality of this information continues after association with TIM ends.

Comment: Attention is directed to the Internal Confidentiality and Privacy Protections Policy, which appears in TIM’s Manual of Policies and Procedures, and which was adopted by TIM to protect the nonpublic personal information of the Investment Clients of TIM and the shareholders of Thornburg Investment Trust. This section respecting confidentiality is substantially the same as the comparable section in the Thornburg Investment Trust Code of Business Conduct and Ethics, except that a specific reference is made to information respecting portfolio holdings of Investment Clients.

Fair Dealing

Supervised Persons should endeavor to deal fairly with Investment Clients, service providers and competitors, and shall not seek unfair advantage through improper concealment, abuse of improperly acquired confidential information, misrepresentation of material facts when the other party is known by the Supervised Persons to rely justifiably on the individual to disclose those facts truthfully, or improper and unfair dealing.

Foreign Corrupt Practices Act

The Foreign Corrupt Practices Act (the “FCPA”) strictly prohibits unauthorized facilitation payments to government officials of foreign countries, including the payment of any money or anything of value to a foreign official for the purposes of:

•	Influencing any act or decision of a foreign official in his or her official capacity (including, but not limited to, obtaining approval for government issued permits, licenses or work visas);

•	Inducing a foreign official to perform or abstain from performing any act in violation of the foreign official’s lawful duty;

•	Securing any improper business advantage; or

•

Inducing a foreign official to use his or her official influence with a foreign government (or instrumentality thereof) to affect or influence any act or decision of such government in order to assist the inducer in obtaining or retaining business with the government or directing such business to any person.

In addition, many foreign countries have rules and regulations restricting gifts to people who are employed by the government of that country. TIM intends to fully comply with all of those rules and regulations. If you are at all uncertain about the applicability of the FCPA, or similar laws, to any entertainment, gift or anything of value to any non-U.S. official, consult a Compliance Officer.

Business Gifts and Entertainment

The purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage. Receipt of gifts or entertainment by TIM personnel involved in the purchase or sale of registered investment company property that satisfies the criteria herein will not be deemed to be compensation for the purchase or sale of property as prohibited under Section 17(e)(1) of the Investment Company Act of 1940.

Gifts

No gift should ever be offered, given, provided or accepted by any Supervised Person in connection with TIM’s business unless it:

(1) is consistent with customary business practices,

(2) is not excessive in value (a gift or multiple gifts in excess of $100/year to or from a person or entity must be pre-approved in writing by Compliance; nominal logo or promotional items are excluded from the $100 limit),

(3) cannot be construed as a bribe, payoff or kickback, and

(4) does not violate any laws or regulations.

Comment: See below for additional restrictions that apply to “Gifts and Entertainment to Government Affiliated Persons” and “Gifts and Entertainment in Conjunction with TIM-organized Due Diligence or Sales Meetings.”

No Supervised Person may give or accept cash or cash equivalent gifts – gift cards that are not exchangeable for cash, are not considered “cash equivalents.”

Gifts received that are not in compliance with the restrictions stated herein must be promptly returned to the gifting party. If it is not feasible to return the gift, it may be donated to a charity, or, if the value of the gift is greater than $100, shared with multiple employees so that the value per employee falls below the above limit for each employee. One Supervised Person must report the gift receipt, noting the ultimate disposition of the gift.

Similarly, on occasion, a client or prospective client, or person or entity that does or seeks to do business with or on behalf of TIM may present the firm (rather than any one Supervised Person) with a gift that exceeds the valuation limit detailed above. The Supervised Person accepting the gift on behalf of the firm must report to the Chief Compliance Officer, or their designee, the name of the gifting party, a description of the gift, and an estimated value of the gift. The gift will be reported on that Supervised Person’s next quarterly compliance certification as a gift received, noting that it was a gift to the firm.

On a quarterly basis, all Access Persons will be required to report by midnight on the last day of the second month after quarter end, all gifts that were given and received within the previous quarter.

Entertainment

No entertainment should ever be offered, given, provided or accepted by any Supervised Person in connection with TIM’s business unless it:

(1) is consistent with customary business practices,

(2) is not excessive in value,

(3) cannot be construed as a bribe, payoff or kickback, and

(4) does not violate any laws or regulations.

Comment: See below for additional restrictions that apply to “Gifts and Entertainment to Government Affiliated Persons” and “Gifts and Entertainment in Conjunction with TIM-organized Due Diligence or Sales Meetings.”

Supervised Persons may provide to, or accept from, any client or prospective client, or person or entity that does or seeks to do business with or on behalf of TIM, a business entertainment event such as a dinner, golf outing, theater or sporting event if the person or entity providing the entertainment is present and as long as the event is not extravagant or excessive so as to give the appearance of impropriety. Meals provided in TIM’s office, a client’s office, or in a similar business setting, shall not be deemed entertainment and TIM does not require Access Persons to report these activities in their quarterly reports, as described below.

On a quarterly basis, all Access Persons will be required to report by midnight on the last day of the second month after quarter end, all entertainment that was given and received within the previous quarter.

Gifts and Entertainment to ERISA Entities and Government Affiliated Persons.

In addition to the restrictions noted above, no gift, entertainment or any other thing of value may be given, directly or indirectly, to any person affiliated with an ERISA entity, or any government affiliated person, unless the giving of such thing of value is pre-approved in writing by Compliance. A “government affiliated person” includes, but is not limited to, any person affiliated with a governmental plan or a governmental entity, at any jurisdictional level. “Anything of value” is very broadly defined and includes, but is not limited to, logo/promotional items, meals (regardless of setting), drinks, business entertainment events, including participation in Thornburg campus seminars/events, and tickets to any type of event.

Gifts and Entertainment in Conjunction with TIM-organized Due Diligence or Sales Meetings

Due diligence or sales meetings for financial advisors, prospects, or clients which are held at TIM’s main campus or at an appropriate business location within a reasonable distance from TIM’s main campus shall have an appropriate agenda intended to provide training or education related to TIM products and/or its services or relating to the securities industry. The agenda may include reasonable meals and/or entertainment as is appropriate to the business line and audience. Participant “gift bags” of a nominal value may be presented where appropriate and in conjunction with the limits of this policy. The business line organizing such events shall bear the responsibility for ensuring the reasonableness of the provided gifts and entertainment and shall maintain records of attendees, venues for any activities (including but not limited to meals or entertainment), and the contents of any gift items distributed, including any logo items given in conjunction with the events.

Political Contributions and Political Activity

Several federal and state regulations seek to prevent so-called “pay to play” practices by investment advisors, such as when an investment advisor makes campaign contributions to an elected official in order to influence the award of advisory contracts to manage government investment accounts. Many of these regulations restrict the ability of an investment advisor’s directors, officers and employees to make or solicit political contributions.

In order to avoid a violation of these regulations, all Supervised Persons are prohibited from any of the following activities, whether done individually or in the name of TIM, unless prior approval has been obtained from TIM’s Chief Compliance Officer or another person designated by TIM’s Chief Compliance Officer. If, after considering all relevant factors, the Chief Compliance Officer or his designee determines that the proposed activity will not violate applicable regulations, then the Chief Compliance Officer or his designee shall approve the proposed activity. In making these determinations, the Chief Compliance Officer or his designee may consult with other persons, including TIM’s president and legal counsel.

1.

Making a gift, subscription, loan, advance or deposit of money, or giving anything else of value (each, a “Contribution”), to an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States.

2.

Making a Contribution to a political action committee, political party or other entity organized to fund the political activities of an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States.

3.

Working on behalf of an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States (e.g., volunteering on a political campaign), unless such work occurs outside of your normal working hours with TIM and involves no use of TIM’s resources (e.g., TIM’s office space or telephones).

4.

Coordinating or soliciting any person (including a family member) or political action committee to make a Contribution to an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States, or to a state or local political party (e.g., hosting a fundraising event on behalf of any such candidate).

Comment: Attention is also directed to TIM’s Third-Party Marketer Policy, which places certain restrictions on the ability of TIM to use a third party to solicit clients.

5.	Doing indirectly anything which the preceding four numbered paragraphs would prohibit the Supervised Person from doing directly

Comment: Examples of the types of indirect actions which are prohibited include, but are not limited to, (a) a Supervised Person could not form his own political action committee and make Contributions through that political action committee which the Supervised Person would be prohibited from making in his own name; (b) a Supervised Person could not funnel Contributions through third parties, such as attorneys, family members, friends or affiliated companies; (c) making a contribution to a charitable organization at the request of an incumbent, candidate or successful candidate for elective office of any State of the United States or political subdivision of a State of the United States, if the purpose in making such a contribution is to induce that incumbent, candidate or successful candidate to provide investment advisory business to TIM.

If you have any questions about these restrictions on political contributions and political activities, contact TIM’s Chief Compliance Officer or, in his/her absence, another member of the Compliance Department, before making the political contribution or participating in the political activity.

Protection and Proper Use of Firm Assets

All Supervised Persons should endeavor to protect the assets of TIM and its Investment Clients, and pursue their efficient investment in accordance with TIM’s business purposes. Any suspected incident of fraud or theft should be immediately reported for investigation as hereinafter described under the caption “Administration and Enforcement of the Code.”

The obligation of Supervised Persons to protect the assets of TIM includes its proprietary information. Proprietary information includes intellectual property such as trademarks and copyrights, as well as business, marketing and service plans, databases, records, salary information, unpublished financial data and reports. Unauthorized use or distribution of this information violates this Code.

Insider Trading

All Supervised Persons should pay particular attention to potential violations of insider trading laws. Insider trading (also referred to as “trading on material nonpublic information,” and which may include giving inside information to other persons) is both unethical and illegal, and will be dealt with if it occurs. Supervised Persons are expected to familiarize themselves with the Policy on Insider Trading, adopted by TIM. If they have questions about these guidelines, they should consult with TIM’s president, the Chief Compliance Officer, or TIM’s legal counsel before making any trade for TIM or any personal trade, and before giving information to other persons.

Comment: Attention is directed to TIM’s Policy on Insider Trading, which appears in Compliance’s Manual of Policies and Procedures.

Administration and Enforcement of the Code

Certification

Each newly hired Supervised Person of TIM will be provided a copy of the Code. Each such individual must certify in writing within 30 days that they have received a copy of the Code, read and understand all provisions of the Code, and agree to comply with the applicable terms of the Code. TIM will provide its Supervised Persons with any amendments to the Code and will require all such individuals to certify in writing that they have received, read and understand the amendments. Each year the Chief Compliance Officer, or their designee, will conduct an annual meeting with Supervised Persons to review the Code. Supervised Persons will annually certify that they have read, understood and complied with the Code, that they have made all of the reports required by the Code and have not engaged in any prohibited conduct.

Reporting Violations

All Supervised Persons are required to report suspected fraudulent, illegal, or other unethical activity (including violations of this Code) to his or her supervisor immediately. Supervisors who are notified of any such activity must immediately report it to TIM’s Chief Compliance Officer. Anyone who does not feel comfortable reporting this activity to the relevant supervisor may instead contact TIM’s Chief Compliance Officer. All reports will be treated confidentially to the extent permitted by law and investigated promptly.

Sanctions

Upon discovering a violation of this Policy, TIM may impose such sanctions as it deems appropriate, including, but not limited to, a letter of censure, fine, suspension or termination of the violator’s employment.

Glossary

“Access Person” means:

i. Any director or officer of TIM.

ii. Any Supervised Person of TIM, unless, in the Chief Compliance Officer’s sole discretion, a particular Supervised Person does not have ongoing access to the Companies’ headquarters or information systems.

iii. Individuals who are registered with the FINRA as an associated person of Thornburg Securities Corporation.

iv. Any director, officer, general partner or employee of any company in a Control relationship with TIM who, in connection with their regular functions or duties, make, participate in, or obtain information regarding the purchase or sale of Securities by any Investment Client, or whose functions relate to the making of any recommendations with respect to those purchases or sales.

v. Any natural person who is in a Control relationship with TIM and who obtains information concerning recommendations made to any Investment Client with regard to the purchase or sale of Securities by the Investment Client.

“Chief Compliance Officer” means, for purposes of this Code, TIM’s chief compliance officer.

“Fund” means any series of Thornburg Investment Trust or any other Investment Company as to which TIM is an investment adviser or sub-adviser.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including any series of an Investment Company.

“Investment Company” means a company registered as such under the Investment Company Act of 1940.

“Investment Company Client” means any Investment Company (or series thereof) as to which TIM is an investment adviser or investment sub-adviser.

“Policy on Personal Securities Transactions” means TIM’s written policy of that name, as revised from time to time. This Policy can be found in TIM’s Manual of Policies and Procedures.

“Reportable Outside Business Activity” means any activity wherein a TIM Supervised Person acts as an employee, independent contractor, sole proprietor, officer, director or partner of another person, or is compensated, or has a reasonable expectation of compensation, from any other person as a result of any business activity outside the scope of their relationship with the TIM or TSC.

“Supervised Person” means any director, managing director, officer (or other person occupying a similar status or performing functions similar to any of those persons) or employee of TIM, and any other persons who are subject to TIM’s supervision and control.

“Trust” means Thornburg Investment Trust.

“TSC” means Thornburg Securities Corporation.

Item 13(a)(2)

Exhibit 99.CERT

CERTIFICATION

I, Jason H. Brady, certify that:

1. I have reviewed this report on Form N-CSR of Thornburg Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	November 27, 2019

/s/ Jason H. Brady
Jason H. Brady

President and principal executive officer

Item 13(a)(2)

Exhibit 99.CERT

CERTIFICATION

I, Nimish Bhatt, certify that:

1. I have reviewed this report on Form N-CSR of Thornburg Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	November 27, 2019

/s/ Nimish Bhatt
Nimish Bhatt

Treasurer and principal financial officer

Item 13(b) Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report on Form N-CSR of Thornburg Investment Trust in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Low Duration Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund, Long/Short Equity Fund and Summit Fund (hereafter referred to as the “Funds”) to be filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Trust does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thornburg Investment Trust, in respect of the Funds as of, and for, the periods presented in the Report.

Dated: November 27, 2019

/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Dated: November 27, 2019

/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.